Filed pursuant to Rule 497(b)
File No. 333-218331

SENTINEL GROUP FUNDS, INC.

One National Life Drive
Montpelier, Vermont 05604
 800-282-3863
July 27, 2017

Dear Shareholder:

The Board of Directors of Sentinel Group Funds, Inc., a Maryland corporation (“Sentinel Funds”), has called a joint special meeting of shareholders (the “Special Meeting”) of the series of Sentinel Funds listed in the table below under the heading Target Funds (each a “Target Fund” and collectively, the “Target Funds”) to be held at the offices of Sentinel Funds, One National Life Drive, Montpelier, Vermont 05604, on September 13, 2017 at 11:00 a.m., Eastern time. The purpose of the Special Meeting is to vote on an important proposal that affects your investment in your Target Fund.

On April 18, 2017, Sentinel Asset Management, Inc. (“Sentinel”) entered into an agreement to sell its mutual fund asset management business to Touchstone Advisors, Inc. (“Touchstone Advisors”), investment advisor to the Touchstone family of mutual funds and an indirect, wholly-owned subsidiary of Western & Southern Mutual Holding Company (the “Transaction”). Currently, Touchstone Advisors’ retail mutual fund platform includes 35 separate mutual funds that are managed by Touchstone Advisors and sub-advised by various institutional investment managers (the “Touchstone Funds”).

In connection with Sentinel’s decision to exit the mutual fund asset management business, Sentinel recommended and the Board of Directors of Sentinel Funds approved an Agreement and Plan of Reorganization with respect to each Target Fund pursuant to which the Target Fund would be reorganized (each, a “Reorganization” and collectively, the “Reorganizations”) into a corresponding Touchstone Fund as set forth in the table below under the heading Acquiring Funds (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”).

Target Funds	Acquiring Funds
Sentinel Government Securities Fund	Touchstone Active Bond Fund, a series of Touchstone Funds Group Trust
Sentinel Total Return Bond Fund	Touchstone Active Bond Fund, a series of Touchstone Funds Group Trust
Sentinel Low Duration Bond Fund	Touchstone Ultra Short Duration Fixed Income Fund, a series of Touchstone Funds Group Trust
Sentinel Multi-Asset Income Fund	Touchstone Flexible Income Fund, a series of Touchstone Strategic Trust
Sentinel Sustainable Core Opportunities Fund	Touchstone Sustainability and Impact Equity Fund, a series of Touchstone Strategic Trust
Sentinel Balanced Fund	Touchstone Balanced Fund, a newly created series of Touchstone Strategic Trust
Sentinel Common Stock Fund	Touchstone Large Cap Focused Fund, a newly created series of Touchstone Strategic Trust
Sentinel International Equity Fund	Touchstone International Equity Fund, a newly created series of Touchstone Strategic Trust
Sentinel Small Company Fund	Touchstone Small Company Fund, a newly created series of Touchstone Strategic Trust

The Board of Directors of Sentinel Funds believes that the proposed Reorganizations are in the best interests of the Target Funds and recommends that you vote FOR the proposed Reorganization of your Target Fund.

We have enclosed a Joint Proxy Statement/Prospectus that describes each Reorganization proposal in greater detail, as well as important information about the Acquiring Funds. Your vote is extremely important, so please read the entire Joint Proxy Statement/Prospectus. Please contact our proxy solicitor, Broadridge Financial Solutions, Inc., at 855-928-4492 with any questions.

Thank you for your consideration of this important proposal.

Sincerely, Lisa F. Muller Secretary, Sentinel Group Funds, Inc.
2

SENTINEL GROUP FUNDS, INC.

One National Life Drive
Montpelier, Vermont 05604
 800-282-3863

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 13, 2017

To the Shareholders:

Notice is hereby given that a joint special meeting of shareholders of the series of Sentinel Group Funds, Inc., a Maryland corporation, identified in the table below (each, a “Target Fund” and collectively, the “Target Funds”) will be held at the offices of Sentinel Group Funds, Inc., One National Life Drive, Montpelier, Vermont 05604, on September 13, 2017 at 11:00 a.m., Eastern time, and any adjournment or postponement thereof (the “Special Meeting”).

At the Special Meeting, shareholders of each Target Fund will be asked to consider a proposal to approve an Agreement and Plan of Reorganization (the “Plan”) between Touchstone Strategic Trust or Touchstone Funds Group Trust, as applicable, on behalf of the applicable series thereof identified in the table below (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”) and Sentinel Group Funds, Inc., on behalf of the applicable Target Fund, providing for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for shares of the Acquiring Fund as set forth in the table below and the assumption by the Acquiring Fund of the liabilities (other than certain excluded liabilities) of the Target Fund, as described in the Plan; (ii) the pro rata distribution, by class, to the Target Fund’s shareholders of the shares of the Acquiring Fund as set forth in the table below; and (iii) the termination of the Target Fund (each, a “Reorganization” and collectively, the “Reorganizations”).

Target Funds and Share Classes	Acquiring Funds and Corresponding Share Classes
Sentinel Government Securities Fund	Touchstone Active Bond Fund
Class A	Class A
Class C	Class C
Class I	Class Y
Class T	Class T
Sentinel Total Return Bond Fund	Touchstone Active Bond Fund
Class A	Class A
Class C	Class C
Class I	Class Y
Class R3	Class A
Class R6	Class Y
Class T	Class T
Sentinel Low Duration Bond Fund	Touchstone Ultra Short Duration Fixed Income Fund
Class A	Class A
Class I	Class Y
Class S	Class S
Class T	Class T
Sentinel Multi-Asset Income Fund	Touchstone Flexible Income Fund
Class A	Class A
Class C	Class C
Class I	Class Y
Class T	Class T

Target Funds and Share Classes	Acquiring Funds and Corresponding Share Classes
Sentinel Sustainable Core Opportunities Fund	Touchstone Sustainability and Impact Equity Fund
Class A	Class A
Class I	Class Y
Class T	Class T
Sentinel Balanced Fund	Touchstone Balanced Fund
Class A	Class A
Class C	Class C
Class I	Class Y
Class T	Class T
Sentinel Common Stock Fund	Touchstone Large Cap Focused Fund
Class A	Class A
Class C	Class C
Class I	Class Y
Class R6	Institutional Class
Class T	Class T
Sentinel International Equity Fund	Touchstone International Equity Fund
Class A	Class A
Class C	Class C
Class I	Class Y
Class T	Class T
Sentinel Small Company Fund	Touchstone Small Company Fund
Class A	Class A
Class C	Class C
Class I	Class Y
Class R6	Class R6
Class T	Class T

The Board of Directors of Sentinel Group Funds, Inc. has fixed the close of business on June 21, 2017 as the record date for the determination of shareholders entitled to notice of and eligible to vote at the Special Meeting.

Please complete, sign, date and return your proxy card in the postage paid return envelope or otherwise vote promptly regardless of the number of shares owned.

Even if you expect to attend the Special Meeting, shareholders are requested to complete, sign, date and return the enclosed proxy card in the enclosed envelope, which needs no postage if mailed in the United States. Shareholders may also authorize a proxy by telephone or via the Internet. Instructions for the proper execution of the proxy card are set forth immediately following this notice or, with respect to telephone or Internet voting, on the proxy card. It is important that you vote promptly.
2

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on September 13, 2017: The Notice of Joint Special Meeting of Shareholders, Joint Proxy Statement/Prospectus, annual and semi-annual reports and form of proxy are available on the Internet at www.sentinelinvestments.com. For more information, shareholders may contact Sentinel Funds at P.O. Box 55929-5929, Boston, Massachusetts 02205 or 1-800-282-3863.

Sincerely, Lisa F. Muller Secretary, Sentinel Group Funds, Inc.
3

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

Every shareholder’s vote is important!

Please complete, sign, date and return your proxy card today!

Your proxy vote is important!

JOINT PROXY STATEMENT

OF

SENTINEL GROUP FUNDS, INC.
One National Life Drive
Montpelier, Vermont 05604
 800-282-3863

and

JOINT PROSPECTUS

OF

TOUCHSTONE STRATEGIC TRUST
and
TOUCHSTONE FUNDS GROUP TRUST
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
 800.543.0407

July 27, 2017

This Joint Proxy Statement/Prospectus is being furnished to shareholders of the series of Sentinel Group Funds, Inc., a Maryland corporation (“Sentinel Funds”), listed below (each, a “Target Fund” and collectively, the “Target Funds”). The Board of Directors of Sentinel Funds (the “Sentinel Funds Board”) has called a joint special meeting of shareholders of the Target Funds to be held at the offices of Sentinel Funds, One National Life Drive, Montpelier, Vermont 05604, on September 13, 2017 at 11:00 a.m., Eastern time, and any adjournment or postponement thereof (the “Special Meeting”). This Joint Proxy Statement/Prospectus and the enclosed proxy are first being sent to shareholders of the Target Funds on or about August 2, 2017.

Shareholders of record of each Target Fund as of the close of business on June 21, 2017 (the “Record Date”) are entitled to notice of and eligible to vote at the Special Meeting. At the Special Meeting, shareholders of each Target Fund will be asked to consider a proposal to approve an Agreement and Plan of Reorganization (the “Plan”) between Touchstone Strategic Trust or Touchstone Funds Group Trust, as applicable, on behalf of the applicable series thereof identified in the table below (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”), and Sentinel Funds, on behalf of the applicable Target Fund, providing for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for shares of the Acquiring Fund as set forth in the table below and the assumption by the Acquiring Fund of the liabilities (other than certain excluded liabilities) of the Target Fund, as described in the Plan; (ii) the pro rata distribution, by class, to the Target Fund’s shareholders of such shares of the Acquiring Fund; and (iii) the termination of the Target Fund (each, a “Reorganization” and collectively, the “Reorganizations”).

The following table shows each Target Fund and the corresponding Acquiring Fund, as well as the share class of the Acquiring Fund that will be issued to holders of each share class of the Target Fund.

Target Funds and Share Classes	Acquiring Funds and Corresponding Share Classes
Sentinel Government Securities Fund	Touchstone Active Bond Fund, a series of Touchstone Funds Group Trust
Class A	Class A
Class C	Class C
Class I	Class Y
Class T	Class T
Sentinel Total Return Bond Fund	Touchstone Active Bond Fund, a series of Touchstone Funds Group Trust
Class A	Class A
Class C	Class C
Class I	Class Y
Class R3	Class A
Class R6	Class Y
Class T	Class T
Sentinel Low Duration Bond Fund	Touchstone Ultra Short Duration Fixed Income Fund, a series of Touchstone Funds Group Trust
Class A	Class A
Class I	Class Y
Class S	Class S
Class T	Class T
Sentinel Multi-Asset Income Fund	Touchstone Flexible Income Fund, a series of Touchstone Strategic Trust
Class A	Class A
Class C	Class C
Class I	Class Y
Class T	Class T
Sentinel Sustainable Core Opportunities Fund	Touchstone Sustainability and Impact Equity Fund, a series of Touchstone Strategic Trust
Class A	Class A
Class I	Class Y
Class T	Class T
Sentinel Balanced Fund	Touchstone Balanced Fund, a newly created series of Touchstone Strategic Trust
Class A	Class A
Class C	Class C
Class I	Class Y
Class T	Class T
Sentinel Common Stock Fund	Touchstone Large Cap Focused Fund, a newly created series of Touchstone Strategic Trust
Class A	Class A
Class C	Class C
Class I	Class Y
Class R6	Institutional Class
Class T	Class T

Target Funds and Share Classes	Acquiring Funds and Corresponding Share Classes
Sentinel International Equity Fund	Touchstone International Equity Fund, a newly created series of Touchstone Strategic Trust
Class A	Class A
Class C	Class C
Class I	Class Y
Class T	Class T
Sentinel Small Company Fund	Touchstone Small Company Fund, a newly created series of Touchstone Strategic Trust
Class A	Class A
Class C	Class C
Class I	Class Y
Class R6	Class R6
Class T	Class T

The Reorganizations are expected to be completed on October 13, 2017, or as soon as practicable thereafter.

Each Target Fund and each Acquiring Fund is a series of a registered open-end management investment company (mutual funds). The following Acquiring Funds are each currently operating mutual funds: Touchstone Active Bond Fund, Touchstone Ultra Short Duration Fixed Income Fund, Touchstone Flexible Income Fund and Touchstone Sustainability and Impact Equity Fund (each, an “Operating Fund” and collectively, the “Operating Funds”). Touchstone Balanced Fund, Touchstone Large Cap Focused Fund, Touchstone International Equity Fund and Touchstone Small Company Fund (each, a “Shell Fund” and collectively, the “Shell Funds”) are each newly organized series of Touchstone Strategic Trust that have been created solely for the purpose of completing the applicable Reorganization and will not commence operations prior to the closing of the Reorganization. Touchstone Strategic Trust and Touchstone Funds Group Trust are sometimes referred to in this Joint Proxy Statement/ Prospectus individually as an “Acquiring Trust” and collectively as the “Acquiring Trusts.” The Board of Trustees of each Acquiring Trust is comprised of the same individual board members (the “Touchstone Funds Board”). The Target Funds and the Acquiring Funds are sometimes referred to in this Joint Proxy Statement/Prospectus individually as a “Fund” and collectively as the “Funds.”

This Joint Proxy Statement/Prospectus, which you should read carefully and retain for future reference, presents the information that you should know about the Funds and the Reorganizations. This document also serves as a prospectus for the offering and issuance of the shares of each Acquiring Fund to be issued in the Reorganizations. Statements of Additional Information (“SAIs”) dated July 27, 2017 relating to this Joint Proxy Statement/Prospectus and the Reorganizations have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and are incorporated by reference into this Joint Proxy Statement/Prospectus (meaning that they are legally considered to be part of this Joint Proxy Statement/Prospectus).

Additional information concerning the Target Funds and the Operating Funds is contained in the documents described below, all of which have been filed with the SEC. Each document is incorporated by reference into this Joint Proxy Statement/Prospectus only insofar as it relates to the Target Funds and the Operating Funds. No other parts of such documents are incorporated by reference herein. Because the Shell Funds have not yet commenced operations as of the date of this Joint Proxy Statement/Prospectus, no prospectuses, SAIs or annual or semi-annual reports are available for the Shell Funds at this time.

Information About the Target Funds:	How to Obtain this Information:
Prospectus for Sentinel Group Funds, Inc., dated March 30, 2017, as supplemented through the date of this Joint Proxy Statement/Prospectus (File Nos. 811-00214; 002-10685)	On file with the SEC (www.sec.gov) (Accession No. 0001144204-17-017719 filed March 30, 2017)

Information About the Target Funds:	How to Obtain this Information:
Statement of Additional Information for Sentinel Group Funds, Inc., March 30, 2017, as supplemented through the date of this Joint Proxy Statement/Prospectus (File Nos. 811-00214; 002-10685)	On file with the SEC (www.sec.gov) (Accession No. 0001144204-17-017719 filed March 30, 2017)
Annual Report for Sentinel Group Funds, Inc., for the fiscal year ended November 30, 2016 (File Nos. 811-00214; 002-10685)	On file with the SEC (www.sec.gov) (Accession No. 0001144204-17-006110 filed February 6, 2017)

Information About the Operating Funds:	How to Obtain this Information:
Prospectus for Touchstone Strategic Trust, dated July 30, 2016, as supplemented through the date of this Joint Proxy Statement/Prospectus (File Nos. 811-03651; 002-80859)	On file with the SEC (www.sec.gov) (Accession No. 0000711080-16-000093 filed July 28, 2016)
Statement of Additional Information for Touchstone Strategic Trust, dated July 30, 2016, as supplemented through the date of this Joint Proxy Statement/Prospectus (File Nos. 811-03651; 002-80859)	On file with the SEC (www.sec.gov) (Accession No. 0000711080-16-000093 filed July 28, 2016)
Annual Report for Touchstone Strategic Trust, for the fiscal year ended March 31, 2017 (File Nos. 811-03651; 002-80859)	On file with the SEC (www.sec.gov) (Accession No. 0001144204-17-030423)
Prospectus for Touchstone Funds Group Trust, dated January 30, 2017, as supplemented through the date of this Joint Proxy Statement/Prospectus (File Nos. 811-08104; 033-70958)	On file with the SEC (www.sec.gov) (Accession No. 0000914243-17-000005 filed January 27, 2017)
Statement of Additional Information for Touchstone Funds Group Trust, dated January 30, 2017, as supplemented through the date of this Joint Proxy Statement/Prospectus (File Nos. 811-08104; 033-70958)	On file with the SEC (www.sec.gov) (Accession No. 0000914243-17-000005 filed January 27, 2017)
Annual Report for Touchstone Funds Group Trust, for the fiscal year ended September 30, 2016 (File Nos. 811-08104; 033-70958)	On file with the SEC (www.sec.gov) (Accession No. 0001144204-16-137153 filed November 30, 2016)
Semi-Annual Report for Touchstone Funds Group Trust, for the period ended March 31, 2017 (File Nos. 811-08104; 033-70958)	On file with the SEC (www.sec.gov) (Accession No. 0001144204-17-030425)
Annual Report for Touchstone Investment Trust for the fiscal year ended September 30, 2016 (File Nos. 811-02538; 002-52242	On file with the SEC (www.sec.gov) (Accession No. 0001144204-16-137138 filed November 30, 2016)

You can also obtain copies of any of the above-referenced documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520. Copies of above-referenced documents relating to the Target Funds may also be obtained upon oral or written request without charge by calling 800.282.3863, on the Target Funds’ website at www.sentinelinvestments.com or by writing to Sentinel Investments at P.O. Box 55929, Boston, Massachusetts 02205. Copies of above-referenced documents relating to the Acquiring Funds may also be obtained upon oral or written request without charge by calling 800.543.0407, on the Acquiring Funds’ website at TouchstoneInvestments.com or by writing to Touchstone Strategic Trust or Touchstone Funds Group Trust, as applicable, at P.O. Box 9878, Providence, Rhode Island 02940.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS JOINT PROXY STATEMENT/PROSPECTUS IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

An investment in the Acquiring Funds:

•	is not a deposit of, or guaranteed by, any bank

•	is not insured by the FDIC, the Federal Reserve Board or any other government agency

•	is not endorsed by any bank or government agency

•	involves investment risk, including possible loss of your original investment
v

-i-

SYNOPSIS: BACKGROUND AND GENERAL SUMMARY

These questions and answers provide a brief overview of the key features of the Reorganizations and other matters typically of concern to shareholders considering a proposed combination of mutual funds. These questions and answers are qualified in their entirety by the more detailed information contained in the remainder of this Joint Proxy Statement/Prospectus, which you should read carefully and retain for future reference. The description of the Reorganizations is qualified by reference to the full texts of the Agreements and Plans of Reorganization. A form of Agreement and Plan of Reorganization is attached as Exhibit A to this Joint Proxy Statement/Prospectus.

Q.	What is being proposed?

A.
Sentinel Asset Management, Inc. (“Sentinel”), the current investor advisor of your Fund, informed the Sentinel Funds Board of its intent to exit the mutual fund advisory business. Sentinel engaged an investment bank to help identify parties interested in acquiring Sentinel’s mutual fund advisory business. As a result of that search, Sentinel and Touchstone Advisors, Inc. (“Touchstone Advisors”), investment advisor to the Touchstone family of mutual funds, entered into a Purchase Agreement pursuant to which Sentinel has agreed to sell its mutual fund advisory business to Touchstone Advisors in exchange for cash consideration, which consideration is subject to adjustment if assets under management of the Sentinel Funds fall below certain levels as of the closing time (the “Transaction”). In connection with the Transaction, Sentinel recommended and the Sentinel Funds Board approved the integration of each of the Target Funds into the Touchstone family of mutual funds (the “Touchstone Funds”). At the Joint Special Meeting of Shareholders on September 13, 2017, shareholders of each Target Fund are being asked to vote on a proposal to reorganize their Fund into a Touchstone Fund with a similar investment goal and principal investment policies (each, a “Reorganization” and collectively, the “Reorganizations”). The completion of the Transaction is subject to the satisfaction or waiver of certain conditions including that (1) shareholders of the Sentinel Common Stock Fund and Sentinel Small Company Fund shall have approved their respective Reorganization and such Target Funds shall have a minimum amount of assets at closing as agreed between Sentinel and Touchstone Advisors, and (2) shareholders of the Sentinel Funds representing a minimum amount of assets under management, as agreed between Sentinel and Touchstone Advisors, at closing shall have approved their respective Reorganizations.

Shareholders of record of each Target Fund as of the close of business on June 21, 2017 are entitled to notice of and are eligible to vote at the September 13, 2017 Special Meeting. Subject to the satisfaction or waiver of all closing conditions, the Reorganizations are expected to be completed on October 13, 2017, or as soon as practicable thereafter.

Q.	What is the recommendation of the Sentinel Funds Board?

A.
After considering the proposed Reorganizations as well as various alternatives to the Reorganizations, including alternative buyers and the potential liquidation of the Sentinel Funds, the Sentinel Funds Board determined, at a meeting held on April 24, 2017, that each Reorganization was in the best interests of the applicable Target Fund and its shareholders. Based on information provided by Sentinel and Touchstone Advisors, the Sentinel Funds Board believes that the Reorganizations will provide shareholders with access to a larger and more diverse family of mutual funds managed by Touchstone Advisors and that the larger distribution platform of the Touchstone family of funds may provide opportunities for asset growth. If realized, these asset growth opportunities may result in greater efficiencies and economies of scale, which in turn could lead to lower overall costs over time. In addition, each Reorganization will provide Target Fund shareholders with an opportunity to continue their investment in a Touchstone Fund with an investment goal and principal investment policies similar to those of their Target Fund through a tax-free reorganization of the Target Fund into the corresponding Acquiring Fund. The Board of Directors of Sentinel Funds recommends that shareholders of each Target Fund approve the Reorganization of their Fund.

See “Information About the Reorganizations—Sentinel Funds Board Approval of the Reorganizations” for additional information regarding the Sentinel Funds Board’s considerations.

Q.	How do the fees and expenses of the Funds compare?

A.
Touchstone Advisors has contractually agreed to waive fees and reimburse expenses in order to maintain the total annual operating expense ratio (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transactions and investment related expenses; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) for each class of shares of each Acquiring Fund offered hereby (other than Class T shares) to an amount no greater than the total annual operating expense ratio of the corresponding class of shares of the corresponding Target Fund for the fiscal year ended November 30, 2016 (after giving effect to any fees waived and expenses reimbursed for the Target Fund). For Class T shares, Touchstone Advisors has contractually agreed to waive fees and reimburse expenses in order to similarly maintain the total annual operating expense ratio of each Acquiring Fund's Class T shares to an amount no greater than the total annual operating expense ratio of the Acquiring Fund's Class A shares. These contractual expense limitations will remain in place for a period of at least two years from the closing date of the Reorganization. Absent these expense limitations, and after giving effect to existing Touchstone expense limitation arrangements, the pro forma total annual fund operating expense ratio of certain classes of the Acquiring Funds in the Reorganizations involving each of Sentinel Sustainable Core Opportunities Fund, Sentinel Balanced Fund, Sentinel Common Stock Fund, Sentinel International Equity Fund and Sentinel Small Company Fund would be higher than the total annual fund operating expense ratio before any waivers and reimbursements of the corresponding class of the corresponding Target Fund. Additional information regarding the pro forma fees and expenses for the Funds involved in each Reorganization can be found under the Synopsis for your Target Fund’s Reorganization. Additional information regarding the terms of the expense limitation agreements can be found under “The Funds’ Management—Expense Limitation Agreement.”

Q.	How do the Funds’ investment goals and principal investment strategies compare?

A.
Although each Target Fund and the corresponding Acquiring Fund have similar investment goals and principal investment strategies, there are some differences. In addition, the analytical tools, techniques and investment selection process used by the sub-advisors of the Acquiring Funds to select investments may be different from those used by Sentinel. The section of this Joint Proxy Statement/Prospectus entitled “Synopsis” for your Target Fund’s Reorganization describes in detail the differences between the investment goals and principal investment strategies of each Target Fund and the corresponding Acquiring Fund.

Q.	Who will manage the Acquiring Funds after the Reorganizations?

A.
Touchstone Advisors currently serves as investment advisor to the existing Touchstone Funds and will serve as the investment advisor to each Acquiring Fund. With respect to each Acquiring Fund, Touchstone Advisors will employ a sub-advisor to provide portfolio management services. The sub-advisors are overseen by Touchstone Advisors and by the Touchstone Funds Board. The Target Funds are managed by Sentinel and do not employ sub-advisors. With respect to the Acquiring Funds into which the Sentinel International Equity Fund and Sentinel Small Company Fund will be reorganized, Fort Washington Investment Advisors, Inc. (“Fort Washington”), an affiliate of Touchstone Advisors, has been appointed to serve as sub-advisor following the completion of the Reorganizations, and the current portfolio management teams of those Target Funds are expected to remain in place after the Reorganizations as employees of Fort Washington. For all other Reorganizations, the portfolio management team of the Acquiring Fund will differ from the current portfolio manager(s) of the corresponding Target Fund. Touchstone Advisors and the Touchstone Funds operate pursuant to a manager-of –managers exemptive order, which allows Touchstone Advisors to recommend and engage unaffiliated sub-advisors subject to approval of the Touchstone Funds Board but not shareholders. For more information on Touchstone Advisors and each of the sub-advisors, please see the sections of the Joint Proxy Statement/Prospectus entitled “Synopsis” for your Target Fund’s Reorganization and “The Funds’ Management.”

Q.	What will happen to my existing shares?

A.
At the closing, your Target Fund will transfer all of its assets to the Acquiring Fund in exchange for (i) the Acquiring Fund’s assumption of the liabilities (other than certain excluded liabilities) of the Target Fund, as described in the Plan, and (ii) newly issued shares of the Acquiring Fund having a value equal to the aggregate net assets of the Target Fund. Immediately after the Reorganization of your Target Fund, you will own shares of the corresponding Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund that you held immediately prior to the closing of the Reorganization (although the number of shares and the net asset value per share may be different).

Q.	Will I have to pay federal income taxes as a result of my Target Fund’s Reorganization?

A.
Each Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. Accordingly, shareholders are not expected to recognize any gain or loss for federal income tax purposes as a direct result of the exchange of their Target Fund shares for shares of the corresponding Acquiring Fund in their Target Fund’s Reorganization. While it is unlikely a Fund holds stock in a foreign corporation classified as a passive foreign investment company (“PFIC”), if a Fund does hold stock in a PFIC, the Reorganization of the Fund may result in it having to pay a “deferred tax amount” that cannot be reduced or eliminated by distributing an equivalent amount to shareholders. Because any deferred tax amounts would be payable at the Fund level, the shareholders would effectively bear that cost.

Shareholders may receive a higher level of taxable distributions as a result of the Reorganization. Prior to the closing of each Reorganization, the Target Fund may distribute all of its net investment income and net capital gains, if any. All or a portion of such distribution may be taxable to the shareholders of such Target Fund and will generally be taxed as ordinary income or capital gains for federal income tax purposes, unless the shareholders are tax-advantaged accounts such as an individual retirement account or 401(k) plan (in which case the owners of such accounts may be taxed upon withdrawal of their investment from such accounts). The tax character of such distributions will be the same regardless of whether they are paid in cash or reinvested in additional shares.

In addition, a significant portion of the portfolio securities of each Target Fund, other than Sentinel International Equity Fund and Sentinel Small Company Fund, are expected to be sold following the Reorganization. To the extent that portfolio investments received by an Acquiring Fund from a Target Fund in a Reorganization are sold after the Reorganization, the combined Fund will incur transaction costs related to the purchase and sale of securities and may recognize gains or losses, which may result in taxable distributions to shareholders holding shares of the combined Fund (including former Target Fund shareholders who hold shares of the Acquiring Fund following the Reorganization). The section of this Joint Proxy Statement/Prospectus entitled “Information About the Reorganizations—Material Federal Income Tax Consequences” provides additional information regarding the federal income tax consequences of the Reorganizations.

Q.	Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A.
No, you will not pay any sales load, commission or other similar fee in connection with the receipt of Acquiring Fund shares in the Reorganization of your Target Fund, and otherwise applicable investment minimums will not apply with regard to your receipt of Acquiring Fund shares in a Reorganization. If you hold Target Fund shares that are subject to contingent deferred sales charges (certain load-waived Class A shares or Class C shares), the Acquiring Funds will look to the date of purchase of your Target Fund shares for purposes of assessing such contingent deferred sales charges.

Q.	What if I redeem my shares before the Reorganization of my Target Fund takes place?

A.
If you choose to redeem your Target Fund shares before the Reorganization takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction and may be subject to any applicable redemption fee applied by your Target Fund.

Q.	How do the distribution policies of the Funds compare?

A.
Like the Target Funds, the Acquiring Funds intend to distribute substantially all of their income and capital gains to their shareholders annually. After the Reorganizations, any income and capital gains will be reinvested in the class of shares of the Acquiring Fund you receive in your Target Fund’s Reorganization or, if you have so elected, distributed in cash. For more information, see the section entitled “Share Classes of the Target Funds and Acquiring Funds—Distribution Policy.”

Q.	How do I purchase, exchange and redeem shares after the Reorganizations?

A.
Shares of the Target Funds may currently be purchased and redeemed in accordance with the policies of the Sentinel Funds family of funds (the “Sentinel Funds”), and you may exchange shares of the Target Funds for shares of other series of Sentinel Funds, subject to applicable policies and procedures. In connection with the Reorganizations, you will become a shareholder of a Fund that is part of the Touchstone family of funds. You will be able to purchase and redeem shares of your Fund in accordance with the policies of the Touchstone Funds. You may also exchange shares of your Acquiring Fund for shares of other Touchstone Funds, including the other Acquiring Funds, subject to applicable policies and procedures of the Touchstone Funds. For more information, see the section entitled “Share Classes of the Target Funds and Acquiring Funds—Distribution Policy.” The Sentinel Funds’ policies and procedures applicable to purchases, exchanges and redemptions are generally comparable to those of the Touchstone Funds; however, following the Reorganizations, purchases, exchanges and redemptions of Touchstone Fund shares may be subject to fees, charges, expenses and limitations that differ from those applicable to the Target Funds. See “Investing with Touchstone.”

Q.	Who will pay the costs of the Reorganizations?

A.
Touchstone Advisors and Sentinel or their respective affiliates will pay the costs of the Reorganizations (other than transaction costs related to the purchase or sale of portfolio securities), including the costs relating to the Special Meeting and this Joint Proxy Statement/Prospectus. The costs of the Reorganizations (other than transaction costs related to the purchase or sale of portfolio securities) are estimated to be approximately $1.7 million in the aggregate. Additional information regarding expected portfolio repositioning and related transaction costs in connection with purchases and sales of securities for each Reorganization is included in the Synopsis for your Target Fund. Because any repositioning will occur following the Reorganizations, shareholders of the combined Fund (including Target Fund shareholders who receive shares in a Reorganization) will bear such costs.

Q.	What is the required vote to approve each Reorganization?

A.
In order to take action at the Special Meeting, a quorum of shareholders of a Target Fund must be present. The presence in person or by proxy of the shareholders entitled to cast one-third of all the votes entitled to be cast at such meeting shall constitute a quorum for the purpose of voting on the proposal to approve each Reorganization. Approval of each Reorganization requires the affirmative vote of the holders of a majority of the outstanding voting securities, as defined under the 1940 Act. Under Section 2(a)(42) of the 1940 Act, the vote of a majority of outstanding voting securities of a Target Fund means the vote, at the special meeting of the shareholders of such Target Fund duly called (A) of 67% or more of the voting securities present or represented by proxy at such meeting, if the holders of more than 50% of the outstanding voting securities of such Target Fund are present in person or by proxy or (B) of more than 50% of the outstanding voting securities of such Target Fund, whichever is less.

Q.	What will happen if shareholders of one or more Target Funds do not approve the Reorganization or the Transaction is not completed?

A.
If the shareholders of a Target Fund do not approve the Reorganization, or other closing conditions are not satisfied or waived, the Reorganization of that Target Fund will not be completed and the Sentinel Funds Board will consider other possible courses of action for that Target Fund, including continuing to operate the Target Fund as a stand-alone fund, reorganizing the Target Fund into another mutual fund or liquidating the Target Fund. The closing of each Reorganization is subject to the satisfaction or waiver of all conditions under the Plan and with respect to the closing of the Transaction, which include, among other conditions, that (i) shareholders of the Sentinel Common Stock Fund and Sentinel Small Company Fund shall have approved their respective Reorganization and such Target Funds shall have a minimum amount of assets at closing as agreed between Sentinel and Touchstone Advisors, and (ii) shareholders of the Sentinel Funds representing a minimum amount of assets under management, as agreed between Sentinel and Touchstone Advisors, shall have approved their respective Reorganizations. If these and any other closing conditions are not met, then Touchstone Advisors is not obligated to close the Transaction, and absent a waiver from Touchstone Advisors, none of the Reorganizations would be consummated. In that event, the Sentinel Funds Board will consider other possible courses of action for the Target Funds.

Q.	What will happen to my account options, such as my automatic investment plan?

A.
Your current election with respect to automatic investment plans and systematic withdrawal plans and distributions will be automatically enacted on your new account at Touchstone Funds. Your current bank instructions on file with Sentinel Funds also will be enacted on your Touchstone Funds account.

Q.	For Class A shares, will my NAV purchase privileges (eligibility for sales load waivers) be converted or do I need to re-enroll?

A.
For the majority of shareholders with NAV privileges those elections will carry over and no action will be required to maintain that election. There are some isolated circumstances which may result in changes to NAV privileges. If this affects your account you will receive a separate communication alerting you to this change.

Q.	When will the Reorganizations occur?

A.	The Reorganizations are expected to be completed on October 13, 2017, or as soon as practicable thereafter.

Q.	Whom should I contact for more information?

A.	You can contact our proxy solicitor, Broadridge Financial Solutions, Inc., at 855-928-4492.

SYNOPSIS: REORGANIZATION OF SENTINEL GOVERNMENT SECURITIES FUND INTO TOUCHSTONE ACTIVE BOND FUND

What class of shares of the Acquiring Fund will I receive in the Reorganization?

Shareholders of the Sentinel Government Securities Fund will receive shares of the Touchstone Active Bond Fund, as follows:

Sentinel Government Securities Fund	Touchstone Active Bond Fund
Class A	Class A
Class C	Class C
Class I	Class Y
Class T	Class T

How do the fees and expenses of the Target Fund and the Acquiring Fund compare?

The tables below describe the fees and expenses that you pay if you buy and hold shares of your Sentinel Fund and the pro forma fees and expenses that you may pay if you buy and hold shares of the corresponding Touchstone Fund under the following two scenarios: (i) assuming that only the Reorganization of the Sentinel Government Securities Fund into the Touchstone Active Bond Fund takes place and (ii) assuming that both the Reorganization of the Sentinel Government Securities Fund into the Touchstone Active Bond Fund and the Reorganization of the Sentinel Total Return Bond Fund into the Touchstone Active Bond Fund (which is also described in this Joint Proxy Statement Prospectus) take place. The two scenarios are presented because the Reorganizations of the Sentinel Government Securities Fund and Sentinel Total Return Bond Fund are not contingent on each other, and it is possible that one Reorganization takes place but the other Reorganization does not.  However, each Reorganization is subject to the closing of the Purchase Agreement between Sentinel and Touchstone Advisors. The pro forma expense ratios project anticipated expenses of the Acquiring Fund following the Reorganizations, but actual expenses may be greater or less than those shown. Expenses for the Class A, Class C and Class I shares of the Sentinel Government Securities Fund are based on the operating expenses incurred by each class of shares of the Fund for the fiscal year ended November 30, 2016. Expenses for the Class A, Class C and Class Y shares of the Touchstone Active Bond Fund are based on the operating expenses incurred by each class of shares of the Fund for the 12-month period ended March 31, 2017. Class T shares of each Fund have not commenced operations as of the date of this Joint Proxy Statement/Prospectus, and therefore expenses for each Fund’s Class T shares are estimated based on the operating expenses incurred by the Fund during its most recent fiscal year. The pro forma fees and expenses for the Class A, Class C, Class Y and Class T shares of the Touchstone Active Bond Fund reflect the fees and expenses of the Acquiring Fund and assume that the Reorganization(s) had been completed at the beginning of the 12-month period ended March 31, 2017.

The Sentinel Funds’ policies and procedures applicable to purchases, exchanges and redemptions are generally comparable to those of the Touchstone Funds; however, following the Reorganizations, purchases, exchanges and redemptions of Touchstone Fund shares may be subject to fees, charges, expenses and limitations that differ from those applicable to the Target Funds. See generally “Investing with Touchstone” on page 149. No sales charge will be imposed on the Class A and Class T shares of the Acquiring Fund received in connection with the Reorganization. In addition, you may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 or more in the Sentinel Funds or $50,000 or more in the Touchstone Funds. You may qualify for sales charge discounts if you invest at least $250,000 in a single transaction in Class T shares of the Target Fund or Acquiring Fund. For the Target Fund, more information about these and other discounts is available from your financial professional and in the section entitled “Share Classes” on page 82 of the Target Fund’s prospectus and “How to Purchase Shares and Reduce Sales Charges” on page 44 of the Target Fund’s SAI. For the Acquiring Fund, more information about these and other discounts is available from your financial professional and in the section entitled “Investing with Touchstone—Class A Shares—Letter of Intent” on page 152 of this Joint Proxy Statement/Prospectus and in the Acquiring Fund’s SAI on page 80.

SHAREHOLDER FEES
 (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	Wire Redemption Fee
Sentinel Government Securities Fund – Class A Shares	2.25%	None	None
Touchstone Active Bond Fund – Class A Shares	4.75%	None(2)	up to $15
Touchstone Active Bond Fund – Class A Shares Pro Forma	4.75%(1)	None(2)	up to $15
Sentinel Government Securities Fund – Class C Shares	None	1.00%(2)	None
Touchstone Active Bond Fund – Class C Shares	None	1.00%(2)	up to $15
Touchstone Active Bond Fund – Class C Shares Pro Forma	None	1.00%(2)	up to $15
Sentinel Government Securities Fund – Class I Shares	None	None	None
Touchstone Active Bond Fund – Class Y Shares	None	None	up to $15
Touchstone Active Bond Fund – Class Y Shares Pro Forma	None	None	up to $15
Sentinel Government Securities Fund – Class T Shares	2.50%	None	None
Touchstone Active Bond Fund – Class T Shares	2.50%	None	up to $15
Touchstone Active Bond Fund – Class T Shares Pro Forma	2.50%	None	up to $15

(1)	No sales charge will be imposed on the Class A and Class T shares of the Acquiring Fund received in connection with the Reorganization.

(2)
A deferred sales charge of 1% applies to certain redemptions of Class A shares made within twelve months of purchase if the shares were purchased without an initial sales charge as part of an investment of $1 million or more. If you hold load-waived Class A shares or Class C shares of the Target Fund, the Acquiring Fund will look to the date of purchase of your Target Fund shares for purposes of assessing deferred sales charges on shares received in the Reorganization.

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Government Securities Fund (Class A Shares)	Touchstone Active Bond Fund (Class A Shares)	Touchstone Active Bond Fund Pro Forma (Class A Shares)	Touchstone Active Bond Fund Pro Forma (Class A Shares) (both Reorganizations)(1)
Management Fees	0.45%	0.40%	0.40%	0.37%
Distribution/Service (12b-1) Fees	0.20%	0.25%	0.25%	0.25%
Other Expenses	0.26%	0.52%	0.36%(2)	0.38%(2)
Acquired Fund Fees and Expenses(3)	0.01%	0.01%	0.01%(2)	0.01%(2)
Total Annual Fund Operating Expenses	0.92%	1.18%	1.02%	1.01%
Fee Waiver	None	(0.27%)(4)	(0.11%)(5)	(0.10%)(5)
Total Annual Fund Operating Expenses After Fee Waiver	0.92%	0.91%	0.91%	0.91%

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Government Securities Fund (Class C Shares)	Touchstone Active Bond Fund (Class C Shares)	Touchstone Active Bond Fund Pro Forma (Class C Shares)	Touchstone Active Bond Fund Pro Forma (Class C Shares) (both Reorganizations)(1)
Management Fees	0.45%	0.40%	0.40%	0.37%
Distribution/Service (12b-1) Fees	1.00%	1.00%	1.00%	1.00%
Other Expenses	0.27%	0.64%	0.38%(2)	0.32%(2)
Acquired Fund Fees and Expenses(3)	0.01%	0.01%	0.01%(2)	0.01%(2)
Total Annual Fund Operating Expenses	1.73%	2.05%	1.79%	1.70%
Fee Waiver	None	(0.39%)(4)	(0.13%)(5)	(0.04%)(5)
Total Annual Fund Operating Expenses After Fee Waiver	1.73%	1.66%	1.66%	1.66%

ANNUAL FUND OPERATING EXPENSES
 (expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Government Securities Fund (Class I Shares)	Touchstone Active Bond Fund (Class Y Shares)	Touchstone Active Bond Fund Pro Forma (Class Y Shares)	Touchstone Active Bond Fund Pro Forma (Class Y Shares) (both Reorganizations)(1)
Management Fees	0.45%	0.40%	0.40%	0.37%
Distribution/Service (12b-1) Fees	None	None	None	None
Other Expenses	0.23%	0.48%	0.35%(2)	0.32%(2)
Acquired Fund Fees and Expenses(3)	0.01%	0.01%	0.01%(2)	0.01%(2)
Total Annual Fund Operating Expenses	0.69%	0.89%	0.76%	0.70%
Fee Waiver	—(6)	(0.23%)(4)	(0.10%)(5)	(0.04%)(5)
Total Annual Fund Operating Expenses After Fee Waiver	0.69%	0.66%	0.66%	0.66%

ANNUAL FUND OPERATING EXPENSES
 (expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Government Securities Fund (Class T Shares)	Touchstone Active Bond Fund (Class T Shares)	Touchstone Active Bond Fund Pro Forma (Class T Shares)	Touchstone Active Bond Fund Pro Forma (Class T Shares) (both Reorganizations)(1)
Management Fees	0.45%	0.40%	0.40%	0.37%
Distribution/Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses (7)	2.40%	0.52%	0.36%	0.38%
Acquired Fund Fees and Expenses (7)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	3.11%	1.18%	1.02%	1.01%
Fee Waiver	(2.20)%(8)	(0.27%)(4)	(0.11%)(5)	(0.10%)(5)
Total Annual Fund Operating Expenses After Fee Waiver	0.91%	0.91%	0.91%	0.91%

(1)
Represents Pro Forma information if both Sentinel Government Securities Fund and Sentinel Total Return Bond Fund reorganize into the Touchstone Active Bond Fund. The Reorganizations of the Sentinel Government Securities Fund and Sentinel Total Return Bond Fund are not contingent on each other; however, each Reorganization is subject to the closing of the Purchase Agreement between Sentinel and Touchstone Advisors.

(2)
Other Expenses and Acquired Fund Fees and Expenses are estimated based on fees and expenses of the Acquiring Fund, assuming the Reorganization(s) had been consummated as of the beginning of the 12-month period ended March 31, 2017.

(3)
Acquired Fund Fees and Expenses are expenses indirectly incurred by the Fund through its investments in one or more underlying funds, including money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Fund’s most recent annual report.

(4)
Touchstone Advisors has agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transactions and investment related expenses; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.90%, 1.65%, 0.65% and 0.90% of average daily net assets for Classes A, C, Y and T shares, respectively. This contractual expense limitation is effective through January 29, 2018 for Classes A, C and Y shares and is effective through July 29, 2018 for Class T shares, but can be terminated by a vote of the Touchstone Funds Board if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Touchstone Funds Board, such amounts waived or reimbursed for a period of up to three years from the date of reimbursement or waiver. The Fund will make repayments to Touchstone Advisors only if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived and (2) the Fund’s current expense limitation. Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.”

(5)
Effective upon consummation of the Reorganization(s), Touchstone Advisors has contractually agreed to waive fees and/or reimburse certain expenses in order to limit total annual fund operating expenses of each class of shares of the Acquiring Fund to 0.90%, 1.65%, 0.65%, and 0.90% of average daily net assets for Classes A, C, Y, and T shares, respectively. The contractual expense limitation agreement will have the terms described above in Footnote 4, including recoupment provisions, and will remain in effect for at least two years following the closing of the Reorganization(s). Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.”

(6)
Sentinel has contractually agreed to reimburse certain expenses paid by the Class I shares of the Target Funds to the extent necessary to prevent the total annual fund operating expense ratio of the Class I shares of the Target Funds, on an annualized basis, from exceeding the total annual fund operating expense ratio of the Class A shares of the same Fund. This agreement will continue through March 31, 2018. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Sentinel Funds. Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.” Fees waived and expenses reimbursed by Sentinel prior to the closing of the Reorganization may not be recouped by Sentinel or Touchstone Advisors following the closing of the Reorganization.

(7)
Class T shares of the Target Fund and Acquiring Fund have not commenced operations as of the date of this Joint Proxy Statement/Prospectus. For Class T shares of each Fund, Other Expenses and Acquired Fund Fees and Expenses are estimated based on fees and expenses incurred by the Fund during its most recent fiscal year and, for the Acquiring Fund Pro Forma, assuming the Reorganization had been consummated as of the beginning of the 12-month period ended March 31, 2017. Other Expenses for Class T shares of the Target Fund are based on actual expenses of an existing share class, adjusted to reflect the anticipated assets of the Class T shares at inception.

(8)
Sentinel has contractually agreed to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding Acquired Fund Fees and Expenses) for Class T shares, on an annualized basis, to 0.90% of average daily net assets attributable to Class T shares through March 31, 2018. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund.

Expense Examples. The examples below are intended to help you compare the cost of investing in the Target Fund with cost of investing the Acquiring Fund under the following two scenarios (i) assuming that only the Reorganization of the Sentinel Government Securities Fund into the Touchstone Active Bond Fund takes place and (ii) assuming that both the Reorganization of Sentinel Government Securities Fund into Touchstone Active Bond Fund and the Reorganization of Sentinel Total Return Bond Fund (which is also described in this Joint Proxy Statement/Prospectus) take place. The examples assume that you invest $10,000 in each Fund and then either (i) sell all of your shares at the end of each period indicated below or (ii) keep all of your shares at the end of each period indicated below. The examples also assume that your investment has a 5% annual return and that operating expenses (before fee waivers and expense reimbursements) remain the same. The examples also assume that the expense limitation agreements reflected in the Annual Fund Operating Expenses tables above for the Sentinel Government Securities Fund and the Touchstone Active Bond Fund will remain in place for one year and the expense limitation agreement that takes effect upon closing of the Reorganization(s) will be in place for two years following the closing of the Reorganization(s). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares
Sentinel Government Securities Fund	$317	$512	$723	$1,331
Touchstone Active Bond Fund	$563	$806	$1,068	$1,816
Touchstone Active Bond Fund Pro Forma	$563	$763	$991	$1,644
Touchstone Active Bond Fund Pro Forma (both Reorganizations)	$563	$762	$987	$1,635
Class C Shares
Sentinel Government Securities Fund	$276	$545	$939	$2,041
Touchstone Active Bond Fund	$269	$605	$1,067	$2,348
Touchstone Active Bond Fund Pro Forma	$269	$537	$945	$2,083
Touchstone Active Bond Fund Pro Forma (both Reorganizations)	$269	$528	$915	$2,002
Class I Shares/Class Y Shares
Sentinel Government Securities Fund	$70	$221	$384	$859
Touchstone Active Bond Fund	$67	$261	$471	$1,075
Touchstone Active Bond Fund Pro Forma	$67	$222	$402	$923
Touchstone Active Bond Fund Pro Forma (both Reorganizations)	$67	$216	$382	$863
Class T Shares
Sentinel Government Securities Fund	$341	$984	$1,652	$3,435
Touchstone Active Bond Fund	$341	$589	$857	$1,623
Touchstone Active Bond Fund Pro Forma	$341	$545	$778	$1,447

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Touchstone Active Bond Fund Pro Forma (both Reorganizations)	$341	$544	$774	$1,437

If shares are not redeemed:(1)	1 Year	3 Years	5 Years	10 Years
Class C Shares
Sentinel Government Securities Fund	$176	$545	$939	$2,041
Touchstone Active Bond Fund	$169	$605	$1,067	$2,348
Touchstone Active Bond Fund Pro Forma	$169	$537	$945	$2,083
Touchstone Active Bond Fund Pro Forma (both Reorganizations)	$169	$528	$915	$2,002

(1)	For holders of all other classes, the costs are the same as set forth above.

How do the performance records of the Target Fund and the Acquiring Fund compare?

The bar charts and the performance tables below provide some indication of the risks of an investment in each of the Target Fund and the Acquiring Fund by showing how each Fund’s performance has varied from year to year and by showing how each Fund’s average annual returns compare with a broad measure of market performance. Class A returns of the Target Fund shown are based on the 2.25% maximum sales charge currently in effect and are not adjusted to reflect a maximum 4% sales charge in effect from inception through April 10, 2005 and from June 1, 2006 through July 31, 2010. If historical sales charges were reflected, the returns would be lower. Class I share performance of the Target Fund prior to May 4, 2007 (the inception date for the Class I shares) is based on the Target Fund’s Class A share performance, restated to reflect that Class I shares are offered without a sales charge. Class Y share performance of the Acquiring Fund prior to April 12, 2012 (the inception date for the Class Y shares) is based on the Acquiring Fund's Class A share performance, restated to reflect the impact of the fees and expenses applicable to the Acquiring Fund's Class Y shares. Past performance of the Target Fund and the Acquiring Fund, before and after taxes, does not necessarily represent how either Fund will perform in the future. Performance information for Class T shares of the Target Fund and the Acquiring Fund is not available because they have not commenced operations as of the date of the Joint Proxy Statement/Prospectus. Updated performance information for the Target Fund is available on the Target Fund’s website at www.sentinelinvestments.com or by calling 800.282.3863. Updated performance information for the Acquiring Fund is available on the Acquiring Fund’s website at TouchstoneInvestments.com or by calling 800.543.0407.

Sentinel Government Securities Fund—Class A Shares

Best Quarter: 2nd Quarter, 2010 4.13%	Worst Quarter: 2nd Quarter, 2013 (2.88%)

The Sentinel Government Securities Fund’s calendar year-to-date total return for Class A shares as of June 30, 2017 was 1.15%.

Touchstone Active Bond Fund—Class A Shares

Best Quarter: Third Quarter, 2009 7.14%	Worst Quarter: Third Quarter, 2008 (2.68%)

The Touchstone Active Bond Fund’s calendar year-to-date total return for Class A shares as of June 30, 2017 was 2.39%.

Average Annual Total Returns
 For the periods ended December 31, 2016

Sentinel Government Securities Fund	Inception Date	1 Year	5 Years	10 Years
Class A (return before taxes)	09/02/1986	(1.91%)	0.06%	3.22%
Class A (return after taxes on distributions)	09/02/1986	(2.97%)	(1.00%)	1.78%
Class A (return after taxes on distributions and sale of fund shares)	09/02/1986	(1.07%)	(0.40%)	1.95%
Class C (return before taxes)	06/01/2006	(1.42%)	(0.28%)	2.56%
Class I (return before taxes)	05/04/2007	0.67%	0.77%	3.72%
Bloomberg Barclays US Government/Mortgage Backed Securities Index(1) (reflects no deduction for fees, expenses or taxes)	N/A	1.31%	1.57%	4.04%

Touchstone Active Bond Fund	Inception Date	1 Year	5 Years	10 Years
Class A (return before taxes)	10/03/1994	0.14%	1.70%	4.10%
Class A (return after taxes on distributions)	10/03/1994	(1.00%)	0.36%	2.61%
Class A (return after taxes on distributions and sale of fund shares)	10/03/1994	0.08%	0.72%	2.57%
Class C (return before taxes)	10/03/1994	3.32%	1.94%	3.83%
Class Y (return before taxes)(2)	04/12/2012	5.28%	2.94%	4.73%
Bloomberg Barclays US Aggregate Bond Index(3) (reflects no deduction for fees, expenses or taxes)	N/A	2.65%	2.23%	4.34%

(1)
The Bloomberg Barclays US Government/Mortgage Backed Securities Index is a is an unmanaged index comprising U.S. Treasuries and agency debentures with maturities of one year or longer and agency mortgage-backed pass-through securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).

(2)
Class Y shares performance information of the Acquiring Fund was calculated using the historical performance of the Acquiring Fund’s Class A shares for the periods prior to April 12, 2012. Performance for these periods has been restated to reflect the impact of the fees and expenses applicable to the Acquiring Fund’s Class Y.

(3)
The Bloomberg Barclays US Aggregate Bond Index measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-advantaged arrangement, such as an individual retirement account or a 401(k) plan, the after-tax returns do not apply to your situation.

How do the investment goals and principal investment strategies of the Funds compare?

The investment goals and principal investment strategies of the Sentinel Government Securities Fund and the Touchstone Active Bond Fund, along with descriptions of certain differences between the Funds’ investment goals and principal investment policies, are set forth in the table below. Although the Funds have similar investment goals, the Acquiring Fund may invest in a broad range of corporate and government debt securities, while the Target Fund invests mainly in U.S. government securities. Additionally, the analytical tools, techniques and investment selection process used by the sub-advisor to the Acquiring Fund may differ from those used by Sentinel.

Each Fund’s investment goal is non-fundamental, and may be changed by the applicable Board without shareholder approval. Shareholders of the Sentinel Government Securities Fund will be given at least 30 days’ notice before any such change is made, and shareholders of the Touchstone Active Bond Fund will be notified at least 60 days before any such change takes effect.

In addition, while the Sentinel Government Securities Fund and the Touchstone Active Bond Fund have generally similar investment goals, there are certain key differences. While both Funds seek as high a level of current income as is consistent with the preservation of capital, the Touchstone Active Bond Fund, unlike the Sentinel Government Securities Fund, also has a secondary investment goal of capital appreciation. Additionally, the Touchstone Active Bond Fund may invest in a broader range of debt securities, including below-investment-grade debt securities (“junk bonds”).

	Sentinel Government Securities Fund	Touchstone Active Bond Fund	Differences
Investment Goal(s):	The Fund seeks a high level of current income consistent with the preservation of principal.	The Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal.	The Acquiring Fund has a secondary investment goal of capital appreciation.
Principal Investment Strategy:
The Fund normally invests at least 80% of its net assets in U.S. government securities and related derivatives. The Fund invests mainly in U.S. government bonds. These bonds include direct obligations of the U.S. Treasury, obligations guaranteed by the U.S. government, and obligations of U.S. government agencies and instrumentalities.

Under normal circumstances, the Fund invests at least 80% of its assets in bonds. Bonds include mortgage-related securities, asset-backed securities, government securities (both U.S. government securities and foreign sovereign debt), and corporate debt securities.
The Target Fund focuses on investments in U.S. government securities and related derivatives. The Acquiring Fund may invest broadly in bonds, including both government and corporate debt securities.

	Sentinel Government Securities Fund	Touchstone Active Bond Fund	Differences
Credit Quality:	While the Fund invests mainly in U.S. government bonds, the Fund has no stated credit quality policy.
Up to 30% of the Fund’s total assets may be invested in non-investment-grade debt securities rated as low as B by a Nationally Recognized Statistical Rating Organization. Non-investment-grade debt securities are often referred to as “junk bonds” and are considered speculative.

The Acquiring Fund may invest in non-investment-grade debt securities. While the Target Fund has no stated credit quality policy, it generally does not invest in non-investment-grade debt securities. As of June 30, 2017, the Target Fund and Acquiring Fund held 0.0% and 7.38% of their assets in non-investment-grade debt securities, respectively (i.e., “junk bonds”).

Non-U.S. Investments:	The Fund does not invest in securities of non-U.S. issuers.
The Fund may invest up to 20% of its total assets in foreign-issued debt securities denominated in either the U.S. dollar or a foreign currency. Foreign-issued debt securities may include debt securities of emerging market countries.
The Acquiring Fund has exposure to non-U.S. issuers; the Target Fund does not. As of June 30, 2017, the Acquiring Fund held 5.97% of its total assets in non-U.S. issuers.
Derivatives and Other Investments:
The Fund may use derivative instruments (e.g., exchange-traded derivatives such as futures and options, and other derivatives such as swap agreements, options on swaps and interest rate caps and floors) for investment purposes, such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks.

In order to implement its investment strategy, the Fund may invest in mortgage dollar-roll transactions and reverse repurchase agreements, and in derivatives, including forwards, futures contracts, interest rate and credit default swap agreements, and options.

While there are certain differences, each Fund may invest in a broad range of derivative instruments. The Target Fund has a stated policy that its use of derivatives may not result in leverage, while the Acquiring Fund’s use of derivatives may have the effect of creating leverage.

Hedging:	The Fund may also use derivative instruments in order to hedge various risks, such as interest rate, credit and currency risk. The Fund is not required to use hedging and may choose not to do so.
The Fund may use mortgage dollar-roll transactions, reverse repurchase agreements and derivatives to gain or hedge market exposure, to adjust the Fund’s duration, to manage interest rate risk, and for any other purposes consistent with the Fund’s investment strategies and limitations.
While there are certain differences, each Fund may, but is not required to, hedge risks using a variety of derivatives.
Active Trading:	The Fund utilizes an active trading approach, which is expected to result in portfolio turnover greater than 100%.	The Fund may engage in frequent and active trading as part of its principal investment strategies.	—

Additional Information About the Funds’ Principal Investment Policies

Target Fund. The Target Fund is not required to invest set amounts in any of the various types of U.S. government securities described above. The Target Fund’s investment advisor, Sentinel, will choose the types of U.S. government securities that it believes will provide capital preservation and the best return with the least risk in light of its analysis of current market conditions and its outlook for interest rates and the economy.

The Target Fund invests substantially in U.S. government mortgage-backed securities (“MBS”) issued and/or guaranteed by the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”) and the Government National Mortgage Association (“GNMA” or “Ginnie Mae”). The MBS in which the Target Fund invests are residential MBS rather than commercial MBS. The Target Fund may also purchase or sell agency MBS on a “to be announced” or “TBA” basis, where the Target Fund buys or sells agency MBS on a forward commitment basis. In a TBA securities transaction, the seller of the agency MBS agrees on a sale price, but does not specify which particular securities will be delivered to the buyer on settlement day. Instead, only a few basic characteristics of the securities are agreed upon, such as the coupon rate and the face value. The Target Fund may engage in short sales of agency MBS that the Target Fund does not own, primarily as part of a TBA swap transaction. A TBA swap transaction involves an agreement to purchase one agency MBS and a simultaneous agreement to sell a different agency MBS.

The Target Fund may sell a security if the security is overvalued on a relative basis compared to other securities available in the market or for duration management purposes. The Target Fund may also sell a security to meet redemptions.

Acquiring Fund.In deciding what securities to buy and sell for the Acquiring Fund, the Acquiring Fund’s sub-advisor, Fort Washington, analyzes the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on maximizing total return while reducing volatility of the Acquiring Fund’s portfolio. Fort Washington follows a disciplined sector allocation process in order to build a diversified portfolio of investments.

How do the principal risks of investing in the Funds compare?

An investment in each Fund is subject to derivatives risk, fixed-income securities risk and portfolio turnover risk. An investment in the Sentinel Government Securities Fund is also subject to short sales risk and TBA securities risk. An investment in the Touchstone Active Bond Fund is also subject to foreign securities risk including emerging markets risk, leverage risk, management risk and mortgage dollar roll risk, as well as additional fixed-income securities risks including non-investment-grade debt securities risk. For more information on the Funds’ principal risks, see “Comparison of Principal Risks.”

Who will be the Advisor, Sub-Advisor and Portfolio Managers of my Fund after the Reorganization?

Sentinel is the investment advisor to Sentinel Government Securities Fund. The portfolio managers of Sentinel Government Securities Fund are Jason Doiron and Peter Hassler.

After the Reorganization, Touchstone Advisors will serve as the investment advisor and Fort Washington will serve as the sub-advisor to Touchstone Active Bond Fund. The portfolio managers of Touchstone Active Bond Fund are Timothy J. Policinski and Daniel J. Carter. For additional information regarding the advisor, sub-advisor and portfolio managers listed above, please see the section entitled “The Funds’ Management—Investment Advisor” and “The Funds’ Management—Sub-Advisors and Portfolio Managers.”

What are the portfolio turnover rates of the Funds?

A Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During the fiscal year ended November 30, 2016, the Target Fund’s portfolio turnover rate was 59% of the average value of its portfolio. During the fiscal year ended September 30, 2016, the portfolio turnover rate of the Acquiring Fund was 590% of the average value of its portfolio.

Will there be any repositioning of the portfolio after the Reorganization?

It is expected that a significant portion (approximately two-thirds) of the portfolio investments of the Target Fund may be sold by the Acquiring Fund following the Reorganization. The timing of any repositioning and its resulting impact on capital gains distributions in 2017 and beyond is uncertain. It is intended that at least one-third of the portfolio investments of the Target Fund will be held for at least the first year following the Reorganization. In addition, additional securities may be sold over time in the ordinary course of business. The amounts per share of any capital gains distributions resulting from the repositioning will depend on a number of factors, including the proportion of portfolio holdings that are actually sold, the timing of portfolio sales, the performance of the bond market in general, the availability of offsetting capital losses and the scale of purchase and redemption activity in the Funds’ shares. The timing of portfolio sales will also be subject to market conditions existing after the closing of the Reorganization. Accordingly, the per share amounts of any capital gains distributions resulting from the repositioning cannot be estimated at this time. Touchstone Advisors publishes estimates of capital gains distributions for the Touchstone Funds on its website (https://www.touchstoneinvestments.com/literature-center/taxplanning.htm), generally in October of each year. The Acquiring Fund will also bear brokerage costs in connection with the repositioning. For illustration purposes only, if the Reorganization had been completed as of March 31, 2017 and the Acquiring Fund had sold on a pro rata basis two-thirds of the investments held in the Target Fund’s portfolio as of March 31, 2017, the resulting realized capital gains estimate would be expected to total $0.02 per share of the combined fund and the spreads and other transaction costs would be expected to total approximately $145,000 in the aggregate, or $0.005 per share of the combined fund, based on average transaction costs of the Acquiring Fund. Under the same circumstances, if only one-third of the investments held in the Target Fund’s portfolio had been repositioned as of March 31, 2017, the resulting realized capital gains and transaction cost estimates would be reduced by half, to $0.01 and $0.003 per share of the combined fund, respectively. The brokerage costs to be borne by the Acquiring Fund will be borne by both Acquiring Fund shareholders and continuing Target Fund shareholders (as shareholders of the Acquiring Fund following the Reorganization).

SYNOPSIS:  REORGANIZATION OF SENTINEL TOTAL RETURN BOND FUND INTO TOUCHSTONE ACTIVE BOND FUND

What class of shares of the Acquiring Fund will I receive in the Reorganization?

Shareholders of the Sentinel Total Return Bond Fund will receive shares of the Touchstone Active Bond Fund, as follows:

Sentinel Total Return Bond Fund	Touchstone Active Bond Fund
Class A	Class A
Class C	Class C
Class I	Class Y
Class R3	Class A
Class R6	Class Y
Class T	Class T

How do the fees and expenses of the Target Fund and the Acquiring Fund compare?

The tables below describe the fees and expenses that you pay if you buy and hold shares of your Sentinel Fund and the pro forma fees and expenses that you may pay if you buy and hold shares of the corresponding Touchstone Fund under the following two scenarios (i) assuming that only the Reorganization of the Sentinel Total Return Bond Fund into the Touchstone Active Bond Fund takes places and (ii) assuming that both the Reorganization of the Sentinel Total Return Bond Fund into the Touchstone Active Bond Fund and the Reorganization of the Sentinel Government Securities Fund into the Touchstone Active Bond Fund (which is also described in this Joint Proxy Statement/Prospectus) take place. The two scenarios are presented because the Reorganizations of the Sentinel Government Securities Fund and Sentinel Total Return Bond Fund are not contingent on each other, and it is possible that one Reorganization takes place but the other Reorganization does not.  However, each Reorganization is subject to the closing of the Purchase Agreement between Sentinel and Touchstone Advisors. The pro forma expense ratios project anticipated expenses of the Acquiring Fund following Reorganizations, but actual expenses may be greater or less than those shown.  Expenses for the Class A, Class C, Class I, Class R3 and Class R6 shares of the Sentinel Total Return Bond Fund are based on the operating expenses incurred by each class of shares of the Fund for the fiscal year ended November 30, 2016.  Expenses for the Class A, Class C and Class Y shares of the Touchstone Active Bond Fund are based on the operating expenses incurred by each class of shares of the Fund for the 12-month period ended March 31, 2017.  Class T shares of each Fund have not commenced operations as of the date of this Joint Proxy Statement/Prospectus, and therefore expenses for each Fund’s Class T shares are estimated based on the operating expenses incurred by the Fund during its most recent fiscal year.  The pro forma fees and expenses for the Class A, Class C, Class Y and Class T shares of the Touchstone Active Bond Fund reflect the fees and expenses of the Acquiring Fund and assume that the Reorganization(s) had been completed at the beginning of the 12-month period ended March 31, 2017.

The Sentinel Funds’ policies and procedures applicable to purchases, exchanges and redemptions are generally comparable to those of the Touchstone Funds; however, following the Reorganizations, purchases, exchanges and redemptions of Touchstone Fund shares may be subject to fees, charges, expenses and limitations that differ from those applicable to the Target Funds. See generally “Investing with Touchstone” on page 149.  No sales charge will be imposed on the Class A and Class T shares of the Acquiring Fund received in connection with the Reorganization.  In addition, you may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 or more in the Sentinel Funds or $50,000 or more in the Touchstone Funds.  You may qualify for sales charge discounts if you invest at least $250,000 in a single transaction in Class T shares of the Target Fund or Acquiring Fund.  For the Target Fund, more information about these and other discounts is available from your financial professional and in the section entitled “Share Classes” on page 82 of the Target Fund’s prospectus and “How to Purchase Shares and Reduce Sales Charges” on page 44 of the Target Fund’s SAI.  For the Acquiring Fund, more information about these and other discounts is available from your financial professional and in the section entitled “Investing with Touchstone—Class A Shares—Letter of Intent” on page 152 of this Joint Proxy Statement/Prospectus and in the Acquiring Fund’s SAI on page 80.

SHAREHOLDER FEES
(fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	Wire Redemption Fee
Sentinel Total Return Bond Fund – Class A Shares	2.25%	None	None
Touchstone Active Bond Fund – Class A Shares	4.75%	None(2)	up to $15
Touchstone Active Bond Fund – Class A Shares Pro Forma	4.75%(1)	None(2)	up to $15
Sentinel Total Return Bond Fund – Class C Shares	None	1.00%(2)	None
Touchstone Active Bond Fund – Class C Shares	None	1.00%(2)	up to $15
Touchstone Active Bond Fund – Class C Shares Pro Forma	None	1.00%(2)	up to $15
Sentinel Total Return Bond Fund – Class I Shares	None	None	None
Touchstone Active Bond Fund – Class Y Shares	None	None	up to $15
Touchstone Active Bond Fund – Class Y Shares Pro Forma	None	None	up to $15
Sentinel Total Return Bond Fund – Class R3 Shares	None	None	None
Touchstone Active Bond Fund – Class A Shares	4.75%	None	up to $15
Touchstone Active Bond Fund – Class A Shares Pro Forma	4.75%(1)(2)	None	up to $15
Sentinel Total Return Bond Fund – Class R6 Shares	None	None	None
Touchstone Active Bond Fund – Class Y Shares	None	None	up to $15
Touchstone Active Bond Fund – Class Y Shares Pro Forma	None	None	up to $15
Sentinel Total Return Bond Fund – Class T Shares	2.50%	None	None
Touchstone Active Bond Fund – Class T Shares	2.50%	None	up to $15
Touchstone Active Bond Fund – Class T Shares Pro Forma	2.50%	None	up to $15

(1)	No sales charge will be imposed on the Class A and Class T shares of the Acquiring Fund received in connection with the Reorganization.

(2)
A deferred sales charge of 1% applies to certain redemptions of Class A shares made within twelve months of purchase if the shares were purchased without an initial sales charge as part of an investment of $1 million or more.  If you hold load-waived Class A shares or Class C shares of the Target Fund, the Acquiring Fund will look to the date of purchase of your Target Fund shares for purposes of assessing deferred sales charges on shares received in the Reorganization.

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Total Return Bond Fund (Class A Shares)	Touchstone Active Bond Fund (Class A Shares)	Touchstone Active Bond Fund Pro Forma (Class A Shares)	Touchstone Active Bond Fund Pro Forma (Class A Shares) (both Reorganizations)(1)
Management Fees	0.53%	0.40%	0.38%	0.37%
Distribution/Service (12b-1) Fees	0.20%	0.25%	0.25%	0.25%
Other Expenses	0.37%	0.52%	0.47%(2)	0.38%(2)
Acquired Fund Fees and Expenses(3)	0.07%	0.01%	0.01%(2)	0.01%(2)
Total Annual Fund Operating Expenses	1.17%(4)	1.18%	1.11%	1.01%
Fee Waiver	(0.21%)(5)	(0.27%)(6)	(0.20%)(7)	(0.10%)(7)
Total Annual Fund Operating Expenses After Fee Waiver	0.96%	0.91%	0.91%	0.91%

ANNUAL FUND OPERATING EXPENSES
 (expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Total Return Bond Fund (Class C Shares)	Touchstone Active Bond Fund (Class C Shares)	Touchstone Active Bond Fund Pro Forma (Class C Shares)	Touchstone Active Bond Fund Pro Forma (Class C Shares) (both Reorganizations)(1)
Management Fees	0.53%	0.40%	0.38%	0.37%
Distribution/Service (12b-1) Fees	1.00%	1.00%	1.00%	1.00%
Other Expenses	0.23%	0.64%	0.33%(2)	0.32%(2)
Acquired Fund Fees and Expenses(3)	0.07%	0.01%	0.01%(2)	0.01%(2)
Total Annual Fund Operating Expenses	1.83%(4)	2.05%	1.72%	1.70%
Fee Waiver	None	(0.39%)(6)	(0.06%)(7)	(0.04%)(7)
Total Annual Fund Operating Expenses After Fee Waiver	1.83%	1.66%	1.66%	1.66%

ANNUAL FUND OPERATING EXPENSES
 (expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Total Return Bond Fund (Class I Shares)	Touchstone Active Bond Fund (Class Y Shares)	Touchstone Active Bond Fund Pro Forma (Class Y Shares)	Touchstone Active Bond Fund Pro Forma (Class Y Shares) (both Reorganizations)(1)
Management Fees	0.53%	0.40%	0.38%	0.37%
Distribution/Service (12b-1) Fees	None	None	None	None
Other Expenses	0.24%	0.48%	0.33%(2)	0.32%(2)
Acquired Fund Fees and Expenses(3)	0.07%	0.01%	0.01%(2)	0.01%(2)
Total Annual Fund Operating Expenses	0.84%(4)	0.89%	0.72%	0.70%
Fee Waiver	—(8)	(0.23%)(6)	(0.06%)(7)	(0.04%)(7)
Total Annual Fund Operating Expenses After Fee Waiver	0.84%	0.66%	0.66%	0.66%

ANNUAL FUND OPERATING EXPENSES
 (expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Total Return Bond Fund (Class R3 Shares)	Touchstone Active Bond Fund (Class A Shares)	Touchstone Active Bond Fund Pro Forma (Class A Shares)	Touchstone Active Bond Fund Pro Forma (Class A Shares) (both Reorganizations)(1)
Management Fees	0.53%	0.40%	0.38%	0.37%
Distribution/Service (12b-1) Fees	0.50%(9)	0.25%	0.25%	0.25%
Other Expenses	2.41%	0.52%	0.47%(2)	0.38%(2)
Acquired Fund Fees and Expenses(3)	0.07%	0.01%	0.01%(2)	0.01%(2)
Total Annual Fund Operating Expenses	3.51%(4)	1.18%	1.11%	1.01%
Fee Waiver	(2.25%)(5)	(0.27%)(6)	(0.20%)(7)	(0.10%)(7)
Total Annual Fund Operating Expenses After Fee Waiver	1.26%	0.91%	0.91%	0.91%

ANNUAL FUND OPERATING EXPENSES
 (expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Total Return Bond Fund (Class R6 Shares)	Touchstone Active Bond Fund (Class Y Shares)	Touchstone Active Bond Fund Pro Forma (Class Y Shares)	Touchstone Active Bond Fund Pro Forma (Class Y Shares) (both Reorganizations)(1)
Management Fees	0.53%	0.40%	0.38%	0.37%
Distribution/Service (12b-1) Fees	None	None	None	None
Other Expenses	2.40%	0.48%	0.33%(2)	0.32%(2)
Acquired Fund Fees and Expenses(3)	0.07%	0.01%	0.01%(2)	0.01%(2)
Total Annual Fund Operating Expenses	3.00%(4)	0.89%	0.72%	0.70%
Fee Waiver	(2.24%)(5)	(0.23%)(6)	(0.06%)(7)	(0.04%)(7)
Total Annual Fund Operating Expenses After Fee Waiver	0.76%	0.66%	0.66%	0.66%

ANNUAL FUND OPERATING EXPENSES
 (expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Total Return Bond Fund (Class T Shares)	Touchstone Active Bond Fund (Class T Shares)	Touchstone Active Bond Fund Pro Forma (Class T Shares)	Touchstone Active Bond Fund Pro Forma (Class T Shares) (both Reorganizations)(1)
Management Fees	0.53%	0.40%	0.38%	0.37%
Distribution/Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses(10)	2.40%	0.52%	0.47%	0.38%
Acquired Fund Fees and Expenses(10)	0.07%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	3.25%	1.18%	1.11%	1.01%
Fee Waiver	(2.33%)(11)	(0.27%)(6)	(0.20%)(7)	(0.10%)(7)
Total Annual Fund Operating Expenses After Fee Waiver	0.92%	0.91%	0.91%	0.91%

(1)
Represents Pro Forma information if both the Sentinel Government Securities Fund and the Sentinel Total Return Bond Fund reorganize into the Touchstone Active Bond Fund.  The Reorganizations of the Sentinel Government Securities Fund and Sentinel Total Return Bond Fund are not contingent on each other; however, each Reorganization is subject to the closing of the Purchase Agreement between Sentinel and Touchstone Advisors.

(2)
Other Expenses and Acquired Fund Fees and Expenses are estimated based on fees and expenses of the Acquiring Fund, assuming the Reorganization(s) had been consummated as of the beginning of the 12-month period ended March 31, 2017.

(3)
Acquired Fund Fees and Expenses are expenses indirectly incurred by the Fund through its investments in one or more underlying funds, including money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Fund’s most recent annual report.

(4)	Total Annual Fund Operating Expenses of Sentinel Total Return Bond Fund have been restated to reflect current fee rates.

(5)
Sentinel has contractually agreed to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses. After Fee Waiver and/or Expense Reimbursement for Classes A, R3, R6, and T shares on an annualized basis, to 0.89%, 1.19%, 0.69%, and 0.95% respectively of average daily net assets through March 31, 2018.  Each of these agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Sentinel Funds.  Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.” Fees waived and expenses reimbursed by Sentinel prior to the closing of the Reorganization may not be recouped by Sentinel or Touchstone Advisors following the closing of the Reorganization.

(6)
Touchstone Advisors has agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transactions and investment related expenses; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.90%, 1.65%, 0.65% and 0.90% of average daily net assets for Classes A, C, Y and T shares, respectively. This contractual expense limitation is effective through January 29, 2018 for Classes A, C and Y shares and is effective through July 29, 2018 for Class T shares, but can be terminated by a vote of the Touchstone Funds Board if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Touchstone Funds Board, such amounts waived or reimbursed for a period of up to three years from the date of reimbursement or waiver. The Fund will make repayments to Touchstone Advisors only if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived and (2) the Fund’s current expense limitation. Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.”

(7)
Effective upon consummation of the Reorganization(s), Touchstone Advisors has contractually agreed to waive fees and/or reimburse certain expenses in order to limit total annual fund operating expenses of each class of shares of the Acquiring Fund to 0.90%, 1.65%, 0.65%, and 0.90% of average daily net assets for Classes A, C, Y, and T shares, respectively. The contractual expense limitation agreement will have the terms described above in Footnote 6, including recoupment provisions, and will remain in effect for at least two years following the closing of the Reorganization(s).  Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.”

(8)
Sentinel has contractually agreed to reimburse certain expenses paid by the Class I shares of the Target Funds to the extent necessary to prevent the total annual fund operating expense ratio of the Class I shares of the Target Funds, on an annualized basis, from exceeding the total annual fund operating expense ratio of the Class A shares of the same Fund. This agreement will continue through March 31, 2018. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Sentinel Funds.  Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.” No right that Sentinel may have to recoup previously waived fees and/or reimbursed expenses under certain circumstances will survive the closing of the Reorganization.

(9)	Rule 12b-1 fees of Sentinel Total Return Bond Fund have been restated from actual fiscal year amounts to reflect the maximum fee payable under the applicable distribution plan for such share class.

(10)
Class T shares of the Target Fund and Acquiring Fund have not commenced operations as of the date of this Joint Proxy Statement/Prospectus. For Class T shares each Fund, Other Expenses and Acquired Fund Fees and Expenses are estimated based on fees and expenses incurred by the Fund  during its most recent fiscal year and, for the Acquiring Fund Pro Forma, assuming the Reorganization had been consummated as of the beginning of the 12-month period ended March 31, 2017. Other Expenses for Class T shares of the Target Fund are based on actual expenses of an existing share class, adjusted to reflect the anticipated assets of the Class T shares at inception.

(11)
Sentinel has contractually agreed to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding Acquired Fund Fees and Expenses) for Class T shares, on an annualized basis, to 0.85% of average daily net assets attributable to Class T shares through March 31, 2018. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund.

Expense Examples.  The examples below are intended to help you compare the cost of investing in the Target Fund with the Acquiring Fund and pro forma cost of investing in the Acquiring Fund under the following two scenarios (i) assuming that only the Reorganization of the Sentinel Total Return Bond Fund into the Touchstone Active Bond Fund takes place and (ii) assuming that both the Reorganization of the Sentinel Total Return Bond Fund into the Touchstone Active Bond Fund and the Reorganization of the Sentinel Government Securities Fund into the Touchstone Active Bond Fund (which is also described in this Joint Proxy Statement/Prospectus) take place.  The examples assume that you invest $10,000 in each Fund and then either (i) sell all of your shares at the end of each period indicated below or (ii) keep all of your shares at the end of each period indicated below.  The examples also assume that your investment has a 5% annual return and that operating expenses (before fee waivers and expense reimbursements) remain the same. The examples also assume that the expense limitation agreements reflected in the Annual Fund Operating Expenses tables above for the Sentinel Total Return Bond Fund and the Touchstone Active Bond Fund will remain in place for one year and the expense limitation agreement that will take effect as of the closing of the Reorganization(s) will remain in place for two years following the closing of the Reorganization(s).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares
Sentinel Total Return Bond Fund	$321	$568	$834	$1,595
Touchstone Active Bond Fund	$563	$806	$1,068	$1,816
Touchstone Active Bond Fund Pro Forma	$563	$772	$1,020	$1,727
Touchstone Active Bond Fund Pro Forma (both Reorganizations)	$563	$762	$987	$1,635
Class C Shares
Sentinel Total Return Bond Fund	$286	$576	$990	$2,148
Touchstone Active Bond Fund	$269	$605	$1,067	$2,348
Touchstone Active Bond Fund Pro Forma	$269	$530	$922	$2,020
Touchstone Active Bond Fund Pro Forma (both Reorganizations)	$269	$528	$915	$2,002
Class I Shares/Class Y Shares
Sentinel Total Return Bond Fund	$86	$268	$466	$1,037
Touchstone Active Bond Fund	$67	$261	$471	$1,075
Touchstone Active Bond Fund Pro Forma	$67	$218	$388	$883
Touchstone Active Bond Fund Pro Forma (both Reorganizations)	$67	$216	$382	$863
Class R3/Class A Shares
Sentinel Total Return Bond Fund	$128	$868	$1,629	$3,634
Touchstone Active Bond Fund	$563	$806	$1,068	$1,816
Touchstone Active Bond Fund Pro Forma	$563	$772	$1,020	$1,727
Touchstone Active Bond Fund Pro Forma (both Reorganizations)	$563	$762	$987	$1,635
Class R6/Class Y Shares
Sentinel Total Return Bond Fund	$78	$716	$1,379	$3,159
Touchstone Active Bond Fund	$67	$261	$471	$1,075
Touchstone Active Bond Fund Pro Forma	$67	$218	$388	$883
Touchstone Active Bond Fund Pro Forma (both Reorganizations)	$67	$216	$382	$863
Class T Shares
Sentinel Total Return Bond Fund	$342	$1,013	$1,708	$3,554
Touchstone Active Bond Fund	$341	$589	$857	$1,623
Touchstone Active Bond Fund Pro Forma	$341	$554	$808	$1,532
Touchstone Active Bond Fund Pro Forma (both Reorganizations)	$341	$544	$774	$1,437

If shares are not redeemed:(1)	1 Year	3 Years	5 Years	10 Years
Class C Shares
Sentinel Total Return Bond Fund	$186	$576	$990	$2,148
Touchstone Active Bond Fund	$169	$605	$1,067	$2,348
Touchstone Active Bond Fund Pro Forma	$169	$530	$922	$2,020
Touchstone Active Bond Fund Pro Forma (both Reorganizations)	$169	$528	$915	$2,002

(1)	For holders of all other classes, the costs are the same as set forth above.

How do the performance records of the Target Fund and the Acquiring Fund compare?

The bar charts and the performance tables below provide some indication of the risks of an investment in each of the Target Fund and the Acquiring Fund by showing how each Fund’s performance has varied from year to year and by showing how each Fund’s average annual returns compare with a broad measure of market performance.  Performance of the Target Fund’s Class R3 shares prior to December 23, 2014 (the inception date for the Class R3 shares) is based on the Fund’s Class A share performance, restated to reflect that Class R3 shares are offered without a sales charge and adjusted for Class R3’s estimated higher expenses. Performance of the Target Fund’s Class R6 shares prior to December 23, 2014 (the inception date for the Class R6 shares) is based on the Target Fund’s Class A share performance, restated to reflect that Class R6 shares are offered without a sales charge. Class Y share performance of the Acquiring Fund prior to April 12, 2012 (the inception date for the Class Y shares) is based on the Acquiring Fund's Class A share performance, restated to reflect the impact of the fees and expenses applicable to the Acquiring Fund's Class Y shares. Past performance of the Target Fund and the Acquiring Fund, before and after taxes, does not necessarily represent how either Fund will perform in the future.  Performance information for Class T shares of the Target Fund and the Acquiring Fund is not available because they have not commenced operations as of the date of the Joint Proxy Statement/Prospectus.  Updated performance information for the Target Fund is available on the Target Fund’s website at www.sentinelinvestments.com or by calling 800.282.3863.  Updated performance information for the Acquiring Fund is available on the Acquiring Fund’s website at TouchstoneInvestments.com or by calling 800.543.0407.

Sentinel Total Return Bond Fund—Class A Shares

Best Quarter: Third Quarter, 2012 3.61%	Worst Quarter: Fourth Quarter, 2016 (2.35%)

The Sentinel Total Return Bond Fund’s calendar year-to-date total return for Class A shares as of June 30, 2017 was 2.80%.

Touchstone Active Bond Fund—Class A Shares

Best Quarter: Third Quarter, 2009 7.14%	Worst Quarter: Third Quarter, 2008 (2.68%)

The Touchstone Active Bond Fund’s calendar year-to-date total return for Class A shares as of June 30, 2017 was 2.39%.

Average Annual Total Returns
 For the periods ended December 31, 2016

Sentinel Total Return Bond Fund	Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A (return before taxes)	12/17/2010	0.14%	2.83%	N/A	3.40%
Class A (return after taxes on distributions)	12/17/2010	(0.84%)	1.62%	N/A	2.10%
Class A (return after taxes on distributions and sale of fund shares)	12/17/2010	0.08%	1.69%	N/A	2.10%
Class C (return before taxes)	12/17/2010	0.62%	2.64%	N/A	3.21%
Class I (return before taxes)	12/17/2010	2.63%	3.46%	N/A	3.94%
Class R3 (return before taxes)	12/23/2014	2.49%	3.02%	N/A	3.49%
Class R6 (return before taxes)	12/23/2014	2.69%	3.40%	N/A	3.87%
Bloomberg Barclays US Aggregate Bond Index(1) (reflects no deduction for fees, expenses or taxes)	N/A	2.65%	2.23%	N/A	3.31%

Touchstone Active Bond Fund	Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A (return before taxes)	10/03/1994	0.14%	1.70%	4.10%	N/A
Class A (return after taxes on distributions)	10/03/1994	(1.00%)	0.36%	2.61%	N/A
Class A (return after taxes on distributions and sale of fund shares)	10/03/1994	0.08%	0.72%	2.57%	N/A
Class C (return before taxes)	10/03/1994	3.32%	1.94%	3.83%	N/A
Class Y (return before taxes)(2)	04/12/2012	5.28%	2.94%	4.73%	N/A
Bloomberg Barclays US Aggregate Bond Index(1) (reflects no deduction for fees, expenses or taxes)	N/A	2.65%	2.23%	4.34%	N/A

(1)
The Bloomberg Barclays US Aggregate Bond Index measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

(2)
Class Y shares performance information of the Acquiring Fund was calculated using the historical performance of Class A shares of the Acquiring Fund for the periods prior to April 12, 2012. Performance for these periods has been restated to reflect the impact of the fees and expenses applicable to the Acquiring Fund’s Class Y shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.  If you hold your Fund shares through a tax-advantaged arrangement, such as an individual retirement account or a 401(k) plan, the after-tax returns do not apply to your situation.

How do the investment goals and principal investment policies of the Funds compare?

The investment goals and principal investment policies of the Sentinel Total Return Bond Fund and the Touchstone Active Bond Fund, along with descriptions of certain differences between the Funds’ investment goals and principal investment policies, are set forth in the table below.  Although the Funds have similar investment goals and principal policies, the analytical tools, techniques and investment selection process used by the sub-advisor to the Acquiring Fund may differ from those used by Sentinel.

Each Fund’s investment goal is non-fundamental, and may be changed by the applicable Board without shareholder approval. Shareholders of the Sentinel Total Return Bond Fund will be given at least 30 days’ notice before any such change is made, and shareholders of the Touchstone Active Bond Fund will be notified at least 60 days before any such change takes effect.

	Sentinel Total Return Bond Fund	Touchstone Active Bond Fund	Differences
Investment Goal(s):	The Fund seeks maximum investment return through a combination of current income and capital appreciation.	The Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal.	Each Fund seeks current income and capital appreciation. For the Acquiring Fund, capital appreciation as a secondary goal.
Principal Investment Strategy:
At least 80% of the Fund’s assets will normally be invested in corporate bonds, government debt securities, including mortgage-backed securities, taxable or tax-exempt municipal securities and derivatives related to such securities.

Under normal circumstances, the Fund invests at least 80% of its assets in bonds.  Bonds include mortgage-related securities, asset-backed securities, government securities, and corporate debt securities.

Each Fund invests in a broad range of corporate and government bonds, including mortgage-backed securities. The Target Fund’s principal investment strategy includes derivatives related to such securities.

Credit Quality:	The Fund invests primarily in investment-grade bonds. The Fund may invest up to 50% of its assets in below investment-grade bonds.
The Fund primarily invests in investment-grade debt securities, but may invest up to 30% of the Fund’s total assets in non-investment-grade debt securities rated as low as B by a Nationally Recognized Statistical Rating Organization (i.e., “junk bonds”).

The Target Fund may invest to a greater degree in non-investment-grade debt securities.  As of June 30, 2017, the Target Fund and Acquiring Fund held 5.7% and 7.38% of their assets in non-investment-grade debt securities, respectively (i.e., “junk bonds”).

Non-U.S. Investments:
The Fund may invest in debt securities issued by U.S. and non-U.S. private-sector entities denominated in U.S. dollars and foreign currencies. The Fund may also invest in debt securities issued by non-U.S. sovereign and quasi-sovereign entities.

The Fund may invest up to 20% of its total assets in foreign-issued debt securities denominated in either the U.S. dollar or a foreign currency. Foreign-issued debt securities may include debt securities of emerging market countries.

Each Fund may invest in non-U.S. debt securities.  While the Acquiring Fund has a stated limitation on such investments equal to 20% of its total assets, the Target Fund has no such limitation.  As of June 30, 2017, the Target Fund and Acquiring Fund held 4.7% and 5.97% of their assets in non-U.S. securities, respectively.

Sector or Industry Focus:	Up to 25% of the Fund’s net assets may be invested in securities within a single industry.	Up to 25% of the Fund’s net assets may be invested in securities within a single industry.	—

	Sentinel Total Return Bond Fund	Touchstone Active Bond Fund	Differences
Derivatives and Other Instruments:
The Fund may use derivative instruments (e.g., exchange-traded derivatives such as futures and options, and other derivatives such as swap agreements, options on swaps and interest rate caps and floors) for investment purposes, such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks.

In order to implement its investment strategy, the Fund may invest in mortgage dollar-roll transactions and reverse repurchase agreements, and in derivatives, including forwards, futures contracts, interest rate and credit default swap agreements, and options.

While there are certain differences, each Fund may invest in a broad range of derivative instruments. The Target Fund has a stated policy that its use of derivatives may not result in leverage, while the Acquiring Fund’s use of derivatives may have the effect of creating leverage.

Hedging:	The Fund may also use derivative instruments in order to hedge various risks, such as interest rate, credit and currency risk. The Fund is not required to use hedging and may choose not to do so.
The Fund may use mortgage dollar-roll transactions, reverse repurchase agreements and derivatives to gain or hedge market exposure, to adjust the Fund’s duration, to manage interest rate risk, and for any other purposes consistent with the Fund’s investment strategies and limitations.
While there are certain differences, each Fund may, but is not required to, hedge risks using a variety of derivatives.
Active Trading:	The Fund utilizes an active trading approach, which is expected to result in portfolio turnover greater than 100%.	The Fund may engage in frequent and active trading as part of its principal investment strategies.	—

Additional Information About the Funds’ Principal Investment Strategies

Target Fund.  The Target Fund may invest in exchange-traded funds (“ETFs”) in carrying out its investment strategies. The Fund considers investments in bond ETFs (ETFs whose underlying portfolio consists of debt instruments) as investments in fixed income instruments. At times, the Fund may have considerable exposure to ETFs. The Target Fund may invest in securities of any duration.

The Target Fund may also purchase or sell “to be announced” or “TBA” securities, which usually are transactions in which the Fund buys or sells agency mortgage-backed securities (“MBS”) on a forward commitment basis. In a TBA transaction, the seller of the agency MBS agrees on a sale price, but does not specify which particular securities will be delivered to the buyer on settlement day. Instead, only a few basic characteristics of the securities are agreed upon, such as the coupon rate and the face value. The Fund may engage in short sales of agency MBS that the Fund does not own, primarily as part of a TBA swap transaction. A TBA swap transaction involves an agreement to purchase one agency MBS and a simultaneous agreement to sell a different agency MBS.

The Target Fund may sell a security if the security is overvalued on a relative basis compared to other securities available in the market, if the fundamentals of the company are deteriorating, or for duration management purposes. The Fund may also sell a security to meet redemptions.

Acquiring Fund.  In deciding what securities to buy and sell for the Fund, the Acquiring Fund’s sub-advisor analyzes the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on maximizing total return while reducing volatility of the Fund’s portfolio. The sub-advisor follows a disciplined sector allocation process in order to build a diversified portfolio of investments.

How do the principal risks of investing in the Funds compare?

An investment in each Fund is subject to derivatives risk, fixed-income securities risk including non-investment-grade debt securities risk, foreign securities risk and portfolio turnover risk.  An investment in the Sentinel Total Return Bond Fund is also subject to other investment companies and ETFs risk, short sales risk and TBA securities risk.  An investment in the Touchstone Active Bond Fund is also subject to leverage risk, management risk and mortgage dollar roll risk, as well as additional foreign securities risk including emerging markets risk.  For more information on the Funds’ principal risks, see “Comparison of Principal Risks.”

Who will be the Advisor, Sub-Advisor and Portfolio Managers of my Fund after the Reorganization?

Sentinel is the investment advisor to Sentinel Total Return Bond Fund. The portfolio manager of Sentinel Total Return Bond Fund is Jason Doiron.

After the Reorganization, Touchstone Advisors will serve as the investment advisor and Fort Washington will serve as the sub-advisor to Touchstone Active Bond Fund.  The portfolio managers of Touchstone Active Bond Fund are Timothy J. Policinski and Daniel J. Carter.  For additional information regarding the advisor, sub-advisor and portfolio managers listed above, please see the section entitled “The Funds’ Management—Investment Advisor” and “The Funds’ Management—Sub-Advisors and Portfolio Managers.”

What are the portfolio turnover rates of the Funds?

A Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance.  During the fiscal year ended November 30, 2016, the Target Fund’s portfolio turnover rate was 240% of the average value of its portfolio.  During the fiscal year ended September 30, 2016, the portfolio turnover rate of the Acquiring Fund was 590% of the average value of its portfolio.

Will there be any repositioning of the portfolio after the Reorganization?

It is expected that a significant portion (approximately two-thirds) of the portfolio investments of the Target Fund may be sold by the Acquiring Fund following the Reorganization.  However, the timing of any repositioning and its resulting impact on capital gains distributions in 2017 and beyond is uncertain.  It is intended that at least one-third of the portfolio investments of the Target Fund will be held for at least the first year following the Reorganization.  In addition, additional securities may be sold over time in the ordinary course of business. The amounts per share of any capital gains distributions resulting from the repositioning will depend on a number of factors, including the proportion of portfolio holdings that are actually sold, the timing of portfolio sales, the performance of the bond market in general, the availability of offsetting capital losses and the scale of purchase and redemption activity in the Funds’ shares.  The timing of portfolio sales will also be subject to market conditions existing after the closing of the Reorganization.  Accordingly, the per share amounts of any capital gains distributions resulting from the repositioning cannot be estimated at this time.  Touchstone Advisors publishes estimates of capital gains distributions for the Touchstone Funds on its website (https://www.touchstoneinvestments.com/literature-center/taxplanning.htm), generally in October of each year.  The Acquiring Fund will also bear brokerage costs in connection with the repositioning.  For illustration purposes only, if the Reorganization had been completed as of March 31, 2017 and the Acquiring Fund had sold on a pro rata basis two-thirds of the investments held in the Target Fund’s portfolio as of March 31, 2017, the resulting realized capital gains estimate would be expected to total $0.02 per share of the combined fund and the brokerage commissions, spreads and other transaction costs would be expected to total approximately $226,000 in the aggregate, or $0.006 per share of the combined fund, based on average transaction costs of the Acquiring Fund.  Under the same circumstances, if only one-third of the investments held in the Target Fund’s portfolio had been repositioned as of March 31, 2017, the resulting realized capital gains and transaction cost estimates would be reduced by half, to $0.01 and $0.003 per share of the combined fund, respectively. The brokerage costs to be borne by the Acquiring Fund will be borne by both Acquiring Fund shareholders and continuing Target Fund shareholders (as shareholders of the Acquiring Fund following the Reorganization).

SYNOPSIS:  REORGANIZATION OF SENTINEL LOW DURATION BOND FUND INTO TOUCHSTONE ULTRA SHORT DURATION FIXED INCOME FUND

What class of shares of the Acquiring Fund will I receive in the Reorganization?

Shareholders of the Sentinel Low Duration Bond Fund will receive shares of the Touchstone Ultra Short Duration Fixed Income Fund, as follows:

Sentinel Low Duration Bond Fund	Touchstone Ultra Short Duration Fixed Income Fund
Class A	Class A
Class I	Class Y
Class S	Class S
Class T	Class T

How do the fees and expenses of the Target Fund and the Acquiring Fund compare?

The tables below describe the fees and expenses that you pay if you buy and hold shares of your Sentinel Fund and the pro forma fees and expenses that you may pay if you buy and hold shares of the corresponding Touchstone Fund after giving effect to the Reorganization.  The pro forma expense ratios project anticipated expenses of the Acquiring Fund following the Reorganization, but actual expenses may be greater or less than those shown.  Expenses for the Class A, Class I and Class S shares of the Sentinel Low Duration Bond Fund are based on the operating expenses incurred by each class of shares of the Fund for the fiscal year ended November 30, 2016.  Expenses for the Class A, Class Y and Class S shares of the Touchstone Ultra Short Duration Fixed Income Fund are based on the operating expenses incurred by each class of shares of the Fund for the 12-month period ended March 31, 2017.  Class T shares of each Fund have not commenced operations as of the date of this Joint Proxy Statement/Prospectus, and therefore expenses for each Fund’s Class T shares are estimated based on the operating expenses incurred by the Fund during its most recent fiscal year.  The pro forma fees and expenses for the Class A, Class Y, Class S and Class T shares of the Touchstone Ultra Short Duration Fixed Income Fund reflect the fees and expenses of the Acquiring Fund and assume that the Reorganization had been completed at the beginning of the 12-month period ended March 31, 2017.

The Sentinel Funds’ policies and procedures applicable to purchases, exchanges and redemptions are generally comparable to those of the Touchstone Funds; however, following the Reorganizations, purchases, exchanges and redemptions of Touchstone Fund shares may be subject to fees, charges, expenses and limitations that differ from those applicable to the Target Funds. See generally “Investing with Touchstone” on page 149.  No sales charge will be imposed on the Class A and Class T shares of the Acquiring Fund received in connection with the Reorganization.  In addition, you may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 or more in the Sentinel Funds or $50,000 or more in the Touchstone Funds.  You may qualify for sales charge discounts if you invest at least $250,000 in a single transaction in Class T shares of the Target Fund or Acquiring Fund.  For the Target Fund, more information about these and other discounts is available from your financial professional and in the section entitled “Share Classes” on page 82 of the Target Fund’s prospectus and “How to Purchase Shares and Reduce Sales Charges” on page 44 of the Target Fund’s SAI.  For the Acquiring Fund, more information about these and other discounts is available from your financial professional and in the section entitled “Investing with Touchstone—Class A Shares—Letter of Intent” on page 152 of this Joint Proxy Statement/Prospectus and in the Acquiring Fund’s SAI on page 80.

SHAREHOLDER FEES
 (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	Wire Redemption Fee
Sentinel Low Duration Bond Fund – Class A Shares	1.00%	None	None
Touchstone Ultra Short Duration Fixed Income Fund – Class A Shares	2.00%	None(2)	up to $15
Touchstone Ultra Short Duration Fixed Income Fund – Class A Shares Pro Forma	2.00%(1)	None(2)	up to $15
Sentinel Low Duration Bond Fund – Class I Shares	None	None	None
Touchstone Ultra Short Duration Fixed Income Fund – Class Y Shares	None	None	up to $15
Touchstone Ultra Short Duration Fixed Income Fund – Class Y Shares Pro Forma	None	None	up to $15
Sentinel Low Duration Bond Fund – Class S Shares	None	None	None
Touchstone Ultra Short Duration Fixed Income Fund – Class S Shares	None	None	up to $15
Touchstone Ultra Short Duration Fixed Income Fund – Class S Shares Pro Forma	None	None	up to $15
Sentinel Low Duration Bond Fund – Class T Shares	2.50%	None	None
Touchstone Ultra Short Duration Fixed Income Fund – Class T Shares	2.50%	None	up to $15
Touchstone Ultra Short Duration Fixed Income Fund – Class T Shares Pro Forma	2.50%	None	up to $15

(1)	No sales charge will be imposed on the Class A and Class T shares of the Acquiring Fund received in connection with the Reorganization.

(2)
A deferred sales charge of 1% applies to certain redemptions of Class A shares made within twelve months of purchase if the shares were purchased without an initial sales charge as part of an investment of $1 million or more.  If you hold load-waived Class A shares of the Target Fund, the Acquiring Fund will look to the date of purchase of your Target Fund shares for purposes of assessing deferred sales charges on shares received in the Reorganization.

ANNUAL FUND OPERATING EXPENSES
 (expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Low Duration Bond Fund (Class A Shares)	Touchstone Ultra Short Duration Fixed Income Fund (Class A Shares)	Touchstone Ultra Short Duration Fixed Income Fund Pro Forma (Class A Shares)
Management Fees	0.45%	0.25%	0.25%
Distribution/Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.24%	0.41%(1)	0.32%(1)
Acquired Fund Fees and Expenses(2)	0.08%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.02%	0.91%	0.82%
Fee Waiver	None	(0.22%)(3)	(0.13%)(4)
Total Annual Fund Operating Expenses After Fee Waiver	1.02%	0.69%	0.69%

ANNUAL FUND OPERATING EXPENSES
 (expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Low Duration Bond Fund (Class I Shares)	Touchstone Ultra Short Duration Fixed Income Fund (Class Y Shares)	Touchstone Ultra Short Duration Fixed Income Fund Pro Forma (Class Y Shares)
Management Fees	0.45%	0.25%	0.25%
Distribution/Service (12b-1) Fees	None	None	None
Other Expenses	0.15%	0.28%(1)	0.26%(1)
Acquired Fund Fees and Expenses(2)	0.08%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.68%	0.53%	0.51%
Fee Waiver	—(5)	(0.09%)(3)	(0.07%)(4)
Total Annual Fund Operating Expenses After Fee Waiver	0.68%	0.44%	0.44%

ANNUAL FUND OPERATING EXPENSES
 (expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Low Duration Bond Fund (Class S Shares)	Touchstone Ultra Short Duration Fixed Income Fund (Class S Shares)	Touchstone Ultra Short Duration Fixed Income Fund Pro Forma (Class S Shares)
Management Fees	0.45%	N/A	0.25%
Distribution/Service (12b-1) Fees	0.50%	N/A	0.50%
Other Expenses	0.13%	N/A	0.21%(1)
Acquired Fund Fees and Expenses(2)	0.08%	N/A	0.00%
Total Annual Fund Operating Expenses	1.16%	N/A	0.96%
Fee Waiver	None	N/A	(0.02%)(4)
Total Annual Fund Operating Expenses After Fee Waiver	1.16%	N/A	0.94%

ANNUAL FUND OPERATING EXPENSES
 (expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Low Duration Bond Fund (Class T Shares)	Touchstone Ultra Short Duration Fixed Income Fund (Class T Shares)	Touchstone Ultra Short Duration Fixed Income Fund Pro Forma (Class T Shares)
Management Fees	0.45%	0.25%	0.25%
Distribution/Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses(6)	2.40%	0.41%	0.32%
Acquired Fund Fees and Expenses(6)	0.08%	0.00%	0.00%
Total Annual Fund Operating Expenses	3.18%	0.91%	0.82%
Fee Waiver	(2.20%)(7)	(0.22%)(3)	(0.13%)(4)
Total Annual Fund Operating Expenses After Fee Waiver	0.98%	0.69%	0.69%

(1)	Other Expenses are estimated based on fees and expenses of the Acquiring Fund, assuming the Reorganization had been consummated as of the beginning of the 12-month period ended March 31, 2017.

(2)
Acquired Fund Fees and Expenses are expenses indirectly incurred by the Fund through its investments in one or more underlying funds, including money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Fund’s most recent annual report.

(3)
Touchstone Advisors has agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transactions and investment related expenses; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.69%, 0.44% and 0.69% of average daily net assets for Classes A, Y and T shares, respectively. This contractual expense limitation is effective through January 29, 2018 for Classes A and Y shares and is effective through July 29, 2018 for Class T shares, but can be terminated by a vote of the Touchstone Funds Board if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Touchstone Funds Board, such amounts waived or reimbursed for a period of up to three years from the date of reimbursement or waiver. The Fund will make repayments to Touchstone Advisors only if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived and (2) the Fund’s current expense limitation. Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.”

(4)
Effective upon consummation of the Reorganization, Touchstone Advisors has contractually agreed to waive fees and/or reimburse certain expenses in order to limit total annual fund operating expenses of each class of shares of the Acquiring Fund to 0.69%, 0.44%, 0.94%, and 0.69% of average daily net assets for Classes A, Y, S, and T shares, respectively. The contractual expense limitation agreement will have the terms described above in Footnote 3, including recoupment provisions, and will remain in effect for at least two years following the closing of the Reorganization.  Class S shares will commence operations upon the closing of the Reorganization.  Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management --Expense Limitation Agreement.”

(5)
Sentinel has contractually agreed to reimburse certain expenses paid by the Class I shares of the Target Funds to the extent necessary to prevent the total annual fund operating expense ratio of the Class I shares of the Target Funds, on an annualized basis, from exceeding the total annual fund operating expense ratio of the Class A shares of the same Fund. This agreement will continue through March 31, 2018. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Sentinel Funds.  Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.” Fees waived and expenses reimbursed by Sentinel prior to the closing of the Reorganization may not be recouped by Sentinel or Touchstone Advisors following the closing of the Reorganization.

(6)
Class T shares of the Target Fund and the Acquiring Fund have not commenced operations as of the date of this Joint Proxy Statement/Prospectus. For Class T shares of each Fund, Other Expenses and Acquired Fund Fees and Expenses are estimated based on fees and expenses incurred by the Fund during its most recent fiscal year and, for the Acquiring Fund Pro Forma, assuming the Reorganization had been consummated as of the beginning of the 12-month period ended March 31, 2017. Other Expenses for Class T shares of the Target Fund are based on actual expenses of an existing share class, adjusted to reflect the anticipated assets of the Class T shares at inception.

(7)
Sentinel has contractually agreed to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding Acquired Fund Fees and Expenses) for Class T shares, on an annualized basis, to 0.90% of average daily net assets attributable to Class T shares through March 31, 2018. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund.

Expense Examples.  The examples below are intended to help you compare the cost of investing in the Target Fund with the Acquiring Fund pro forma cost of investing in the Acquiring Fund following the Reorganization.  The examples assume that you invest $10,000 in each Fund and then sell all of your shares at the end of each period indicated below or (ii) keep all of your shares at the end of each period indicated below.  The examples also assume that your investment has a 5% annual return and that operating expenses (before fee waivers and expense reimbursements) remain the same. The examples also assume that the expense limitation agreements reflected in the Annual Fund Operating Expenses tables above for the Sentinel Low Duration Bond Fund and the Touchstone Ultra Short Duration Fixed Income Fund will remain in place for one year and the expense limitation agreement that takes effect as of the closing of the Reorganization will be in place for two years following the closing of the Reorganization.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed:(1)	1 Year	3 Years	5 Years	10 Years
Class A Shares
Sentinel Low Duration Bond Fund	$203	$421	$658	$1,335
Touchstone Ultra Short Duration Fixed Income Fund	$269	$463	$673	$1,277
Touchstone Ultra Short Duration Fixed Income Fund Pro Forma	$269	$430	$620	$1,169
Class I Shares/Class Y Shares
Sentinel Low Duration Bond Fund	$69	$218	$379	$847
Touchstone Ultra Short Duration Fixed Income Fund	$45	$161	$287	$656
Touchstone Ultra Short Duration Fixed Income Fund Pro Forma	$45	$149	$271	$627
Class S Shares
Sentinel Low Duration Bond Fund	$118	$368	$638	$1,409
Touchstone Ultra Short Duration Fixed Income Fund	N/A	N/A	N/A	N/A
Touchstone Ultra Short Duration Fixed Income Fund Pro Forma	$96	$302	$527	$1,174
Class T Shares
Sentinel Low Duration Bond Fund	$347	$1,004	$1,685	$3,499
Touchstone Ultra Short Duration Fixed Income Fund	$319	$511	$720	$1,322
Touchstone Ultra Short Duration Fixed Income Fund Pro Forma	$319	$479	$668	$1,214

(1)	For holders of all classes, costs are the same if you held your shares.

How do the performance records of the Target Fund  and the Acquiring Fund compare?

The bar charts and the performance tables below provide some indication of the risks of an investment in each of the Target Fund and the Acquiring Fund by showing how each Fund’s performance has varied from year to year and by showing how each Fund’s average annual returns compare with a broad measure of market performance.  Performance of the Class I shares of the Target Fund prior to January 31, 2014 (the inception date for Class I shares) is based on the Target Fund’s Class A share performance, restated to reflect that Class I shares are offered without a sales charge. Effective January 31, 2014, the Target Fund changed its investment strategies from investing primarily in U.S. government securities to investing in a variety of fixed income instruments. The performance information provided below for periods prior to January 31, 2014 relates to the Target Fund’s investment strategies that were in effect during such periods. Performance of the Class A and Class Y shares of the Acquiring Fund prior to April 12, 2012 (the inception date for Class A and Class Y shares) is based on the Acquiring Fund’s Class Z share performance, restated to reflect the impact of the fees and expenses applicable to Class A and Class Y shares of the Acquiring Fund. Past performance of the Target Fund and the Acquiring Fund, before and after taxes, does not necessarily represent how either Fund will perform in the future.  Performance information for Class T shares of the Target Fund and the Acquiring Fund is not available because they have not commenced operations as of the date of the Joint Proxy Statement/Prospectus.  Updated performance information for the Target Fund is available on the Target Fund’s website at www.sentinelinvestments.com or by calling 800.282.3863. Updated performance information for the Acquiring Fund is available on the Acquiring Fund’s website at TouchstoneInvestments.com or by calling 800.543.0407.

Sentinel Low Duration Bond Fund—Class A Shares

Best Quarter: Third Quarter, 2007 1.97%	Worst Quarter: Fourth Quarter, 2016 (1.14%)

The Sentinel Low Duration Bond Fund’s calendar year-to-date total return for Class A shares as of June 30, 2017 was 1.22%.

Touchstone Ultra Short Duration Fixed Income Fund—Class A Shares

Best Quarter: Third Quarter, 2012 0.62%	Worst Quarter: Second Quarter, 2013 (0.18%)

The Touchstone Ultra Short Duration Fixed Income Fund’s calendar year-to-date total return for Class A shares as of June 30, 2017 was 0.62%.

Average Annual Total Returns
 For the periods ended December 31, 2016

Sentinel Low Duration Bond Fund	Inception Date	1 Year	5 Years	10 Years
Class A (return before taxes)	03/27/1995	0.43%	(0.03%)	1.94%
Class A (return after taxes on distributions)	03/27/1995	(0.37%)	(0.82%)	0.93%
Class A (return after taxes on distributions and sale of fund shares)	03/27/1995	0.24%	(0.36%)	1.11%
Class I (return before taxes)	01/31/2014	1.91%	0.37%	2.14%
Class S (return before taxes)	03/04/2005	1.46%	(0.01%)	1.73%
Bloomberg Barclays 1-3 Year US Government/Credit Index(1) (reflects no deduction for fees, expenses or taxes)	N/A	1.28%	0.92%	2.44%

Touchstone Ultra Short Duration Fixed Income Fund	Inception Date	1 Year	5 Years	10 Years
Class A (return before taxes)(5)	04/12/2012	(0.53%)	0.53%	1.44%
Class A (return after taxes on distributions)(5)	04/12/2012	(1.08%)	(0.08%)	0.53%
Class A (return after taxes on distributions and sale of fund shares)(5)	04/12/2012	(0.30)%	0.14%	0.76%
Class Y (return before taxes)(5)	04/12/2012	1.67%	1.17%	1.76%
Class S (return before taxes)(2)	N/A	N/A	N/A	N/A
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index(3) (reflects no deduction for fees, expenses or taxes)	N/A	0.33%	0.12%	0.12%
BofA Merrill Lynch 1-Year U.S. Treasury Note Index(4) (reflects no deduction for taxes or certain expenses)	N/A	0.76%	0.32%	0.43%

(1)
The Bloomberg Barclays 1-3 Year US Government/Credit Index is an index which consists of U.S. government, government agency and investment grade corporate securities with maturities of one to three years.

(2)	No returns are included for Class S shares since the class has not commenced operations.

(3)
The BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

(4)
The BofA Merrill Lynch 1-Year U.S. Treasury Note Index is an unmanaged index comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding two-year Treasury note that matures closest to, but not beyond, one year from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

(5)
Class A shares and Class Y shares performance of the Acquiring Fund was calculated using the historical performance of Class Z shares of the Acquiring Fund for the periods prior to April 12, 2012. Performance for these periods has been restated to reflect the impact of the fees and expenses applicable to Class A and Class Y shares of the Acquiring Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.  If you hold your Fund shares through a tax-advantaged arrangement, such as an individual retirement account or a 401(k) plan, the after-tax returns do not apply to your situation.

How do the investment goals and principal investment strategies of the Funds compare?

The investment goals and principal investment strategies of the Sentinel Low Duration Bond Fund and the Touchstone Ultra Short Duration Fixed Income Fund, along with descriptions of certain differences between the Funds’ investment goals and principal investment strategies, are set forth in the table below.  Although the Funds have similar investment goals and principal strategies, the analytical tools, techniques and investment selection process used by the sub-advisor to the Acquiring Fund may differ from those used by Sentinel. In addition, the Target Fund may invest in below-investment-grade debt securities, while the Acquiring Fund invests only in investment-grade debt securities. The Target Fund may invest in derivatives as a principal strategy, while the Acquiring Fund does not invest in derivatives as a principal strategy.

The investment goal of the Sentinel Low Duration Bond Fund is a fundamental investment policy of the Fund that cannot be changed without the consent of the holders of a majority of the outstanding shares of the Fund. The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.  The investment goal of the Touchstone Ultra Short Duration Fixed Income Fund is non-fundamental, and may be changed by the Touchstone Funds Board without shareholder approval. Shareholders of the Touchstone Fund will be notified at least 60 days before any such change takes effect.

	Sentinel Low Duration Bond Fund	Touchstone Ultra Short Duration Fixed Income Fund	Differences
Investment Goal(s):	The Fund seeks high current income and limited fluctuations in principal value.	The Fund seeks maximum total return consistent with the preservation of capital.	The Target Fund’s investment goal focuses on current income while the Acquiring Fund’s investment goal focuses on total return.
Principal Investment Strategy:	The Fund normally invests at least 80% of its net assets in fixed income instruments and related derivatives.
The Fund invests, under normal market conditions, at least 80% of its assets in fixed-income securities.

The Fund invests in a diversified portfolio of securities of different maturities including U.S. Treasury securities, U.S. government agency securities, securities of U.S. government-sponsored enterprises, corporate bonds (including those of foreign issuers), mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, municipal bonds and cash equivalent securities including repurchase agreements, commercial paper and variable rate demand notes.

While there are certain differences, each Fund may invest in a broad range of fixed-income securities.  The Target Fund may invest in derivatives while the Acquiring Fund does not expect to invest in derivatives.

	Sentinel Low Duration Bond Fund	Touchstone Ultra Short Duration Fixed Income Fund	Differences
Credit Quality:	Under normal market conditions, the Fund expects to invest no more than 50% of its total assets in below investment-grade debt securities (sometimes called “junk bonds”).
The Fund invests only in investment-grade debt securities and does not invest in non-investment-grade debt securities. Investment-grade debt securities are those having a rating of BBB-/Baa3 or higher from a nationally recognized statistical rating organization or, if a rating is not available, deemed to be of comparable quality by the Fund’s sub-advisor.  Non-investment-grade debt securities are often referred to as “junk bonds” and are considered speculative.

The Target Fund may invest in non-investment-grade debt securities while the Acquiring Fund does not invest in non-investment-grade debt securities. As of June 30, 2017, the Target Fund held 6.6% of its assets in securities rated below investment grade (i.e., “junk bonds”).

Duration:(1)
The Target Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio.

Under normal market conditions, the Fund expects to maintain its average duration range between zero and three years.

While the Acquiring Fund may invest in securities with any maturity or duration, Fort Washington seeks to maintain an effective duration(2) for the Fund of one year or less under normal market conditions.

While there are certain differences, both Funds expect to maintain relatively short durations. As of June 30, 2017, the effective duration of the Target Fund and Acquiring Fund was 2.84 years and 0.72 years, respectively.

Non-U.S. Investments:	The Fund expects to invest in debt securities of U.S. and non-U.S. (including emerging market) issuers denominated in U.S. dollars or foreign currencies.	—
The Target Fund expects to invest in debt securities of U.S. and non-U.S. (including emerging market) issuers while the Acquiring Fund has no stated policy regarding investments in non-U.S. securities.

	Sentinel Low Duration Bond Fund	Touchstone Ultra Short Duration Fixed Income Fund	Differences
Derivatives and Hedging:
The Fund may use derivative instruments in order to hedge various risks and manage the average duration of the Fund’s portfolio.

The Fund’s investments in derivatives include exchange-traded futures on U.S. Treasury notes and bonds and equity indexes, and options on these futures, and other derivatives intended to hedge interest rate risk and credit risk, such as interest rate caps and floors, swaps and options on swaps.

The Fund may use derivative instruments for other investment purposes, such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks.
		—	The Target Fund may use derivative instruments for various purposes, including hedging, while the Acquiring Fund does not invest in derivative instruments as a principal strategy.
Active Trading:	The Fund utilizes an active trading approach which is expected to result in portfolio turnover greater than 100%.	The Fund may engage in frequent and active trading of securities as a part of its principal investment strategy.	—

(1)
Duration is a mathematical concept that measures a portfolio’s sensitivity to interest rate changes. The longer a portfolio’s duration, the more sensitive it is to changes in interest rates. The shorter a portfolio’s duration, the less sensitive it is to changes in interest rates. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall  approximately two percent if interest rates rose by one percentage point..

(2)	Effective duration is a measure of a security’s price volatility or the risk associated with changes in interest rates.

Additional Information About the Funds’ Principal Investment Strategies

Target Fund.  Under normal market conditions, the Fund expects to invest no more than 50% of its total assets in any one or combination of the following types of fixed income securities and other instruments:

•	Below investment-grade debt securities (sometimes called “junk bonds”);
•	Debt securities of non-U.S. (including emerging markets) issuers that are denominated in foreign currencies;
•	Senior bank loans, including participations; and
•	Convertible securities, including convertible bonds and preferred stocks.

The Target Fund may invest in exchange-traded funds (“ETFs”) and considers investments in bond ETFs (ETFs whose underlying portfolio consists of debt instruments) as investments in fixed income instruments. At times, the Fund may have considerable exposure to ETFs.

The Target Fund may also purchase or sell “to be announced” or “TBA” securities, which usually are transactions in which the Fund buys or sells agency mortgage-backed securities (“MBS”) on a forward commitment basis. In a TBA transaction, the seller of the agency MBS agrees on a sale price, but does not specify which particular securities will be delivered to the buyer on settlement day. Instead, only a few basic characteristics of the securities are agreed upon, such as the coupon rate and the face value. The Fund may engage in short sales of agency MBS that the Fund does not own, primarily as part of a TBA swap transaction. A TBA swap transaction involves an agreement to purchase one agency MBS and a simultaneous agreement to sell a different agency MBS.

The Target Fund may sell a security if it no longer meets the Fund’s investment criteria, or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others.

Acquiring Fund.  In selecting investments for the Fund, in addition to considering effective duration, the Fund’s sub-advisor, Fort Washington, chooses fixed-income securities that it believes are attractively priced relative to the market or to similar instruments.

How do the principal risks of investing in the Funds compare?

An investment in each Fund is subject to fixed-income securities risk, foreign securities risk and portfolio turnover risk.  An investment in the Sentinel Low Duration Bond Fund is also subject to derivatives risk, inflation-linked investments risk, other investment companies and ETFs risk, short sales risk and TBA securities risk, as well as additional fixed-income securities risks including corporate loan risk and non-investment-grade debt securities risk.  An investment in the Touchstone Ultra Short Duration Fixed Income Fund is also subject to management risk and repurchase agreement risk.  For more information on the Funds’ principal risks, see “Comparison of Principal Risks.”

Who will be the Advisor, Sub-Advisor and Portfolio Managers of my Fund after the Reorganization?

Sentinel is the investment advisor to Sentinel Low Duration Bond Fund. The portfolio manager of Sentinel Low Duration Bond Fund is Jason Doiron.

After the Reorganization, Touchstone Advisors will serve as the investment advisor and Fort Washington will serve as the sub-advisor to Touchstone Ultra Short Duration Fixed Income Fund.   The portfolio managers of Touchstone Ultra Short Duration Fixed Income Fund are Scott D. Weston and Brent A. Miller.  For additional information regarding the advisor, sub-advisor and portfolio managers listed above, please see the section entitled “The Funds’ Management—Investment Advisor” and “The Funds’ Management—Sub-Advisors and Portfolio Managers.”

What are the portfolio turnover rates of the Funds?

A Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance.  During the fiscal year ended November 30, 2016, the Target Fund’s portfolio turnover rate was 117% of the average value of its portfolio.  During the fiscal year ended September 30, 2016, the portfolio turnover rate of the Acquiring Fund was 169% of the average value of its portfolio.

Will there be any repositioning of the portfolio after the Reorganization?

It is expected that a significant portion (approximately two-thirds) of the portfolio investments of the Target Fund may be sold by the Acquiring Fund following the Reorganization.  However, the timing of any repositioning and its resulting impact on capital gains distributions in 2017 and beyond is uncertain.  It is intended that at least one-third of the portfolio investments of the Target Fund will be held for at least the first year following the Reorganization.  In addition, additional securities may be sold over time in the ordinary course of business.  The amounts per share of any capital gains distributions resulting from the repositioning will depend on a number of factors, including the proportion of portfolio holdings that are actually sold, the timing of portfolio sales, the performance of the bond market in general, the availability of offsetting capital losses and the scale of purchase and redemption activity in the Funds’ shares.  The timing of portfolio sales will also be subject to market conditions existing after the closing of the Reorganization.  Accordingly, the per share amounts of any capital gains distributions resulting from the repositioning cannot be estimated at this time.  Touchstone Advisors publishes estimates of capital gains distributions for the Touchstone Funds on its website (https://www.touchstoneinvestments.com/literature-center/taxplanning.htm), generally in October of each year.  The Acquiring Fund will also bear brokerage costs in connection with the repositioning.  For illustration purposes only, if the Reorganization had been completed as of March 31, 2017 and the Acquiring Fund had sold on a pro rata basis two-thirds of the investments held in the Target Fund’s portfolio as of March 31, 2017, the resulting realized capital gains estimate would be expected to total $0.003 per share of the combined fund and the brokerage commissions would be expected to total approximately $471,000 in the aggregate, or $0.005 per share of the combined fund, based on average commission costs of the Acquiring Fund.  Under the same circumstances, if only one-third of the investments held in the Target Fund’s portfolio had been repositioned as of March 31, 2017, the resulting realized capital gains and brokerage cost estimates would be reduced by half, to $0.002 and $0.002 per share of the combined fund, respectively. The brokerage costs to be borne by the Acquiring Fund will be borne by both Acquiring Fund shareholders and continuing Target Fund shareholders (as shareholders of the Acquiring Fund following the Reorganization).

SYNOPSIS:  REORGANIZATION OF SENTINEL MULTI-ASSET INCOME FUND INTO TOUCHSTONE FLEXIBLE INCOME FUND

What class of shares of the Acquiring Fund will I receive in the Reorganization?

Shareholders of the Sentinel Multi-Asset Income Fund will receive shares of the Touchstone Flexible Income Fund, as follows:

Sentinel Multi-Asset Income Fund	Touchstone Flexible Income Fund
Class A	Class A
Class C	Class C
Class I	Class Y
Class T	Class T

How do the fees and expenses of the Target Fund and the Acquiring Fund compare?

The tables below describe the fees and expenses that you pay if you buy and hold shares of your Sentinel Fund and the pro forma fees and expenses that you may pay if you buy and hold shares of the corresponding Touchstone Fund after giving effect to the Reorganization.  The pro forma expense ratios project anticipated expenses of the Acquiring Fund following the Reorganization, but actual expenses may be greater or less than those shown.  Expenses for the Class A, Class C and Class I shares of the Sentinel Multi-Asset Income Fund are based on the operating expenses incurred by each class of shares of the Fund for the fiscal year ended November 30, 2016.  Expenses for the Class A, Class C and Class Y shares of the Touchstone Flexible Income Fund are based on the operating expenses incurred by each class of shares of the Fund for the fiscal year ended March 31, 2017.  Class T shares of each Fund have not commenced operations as of the date of this Joint Proxy Statement/Prospectus, and therefore expenses for each Fund’s Class T shares are estimated based on the operating expenses incurred by the Fund during its most recent fiscal year.  The pro forma fees and expenses for the Class A, Class C, Class Y and Class T shares of the Touchstone Flexible Income Fund reflect the fees and expenses of the Acquiring Fund and assume that the Reorganization had been completed at the beginning of the 12-month period ended March 31, 2017.

The Sentinel Funds’ policies and procedures applicable to purchases, exchanges and redemptions are generally comparable to those of the Touchstone Funds; however, following the Reorganizations, purchases, exchanges and redemptions of Touchstone Fund shares may be subject to fees, charges, expenses and limitations that differ from those applicable to the Target Funds. See generally “Investing with Touchstone” on page 149.  No sales charge will be imposed on the Class A shares of the Acquiring Fund received in connection with the Reorganization.  In addition, you may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 or more in the Sentinel Funds or $50,000 or more in the Touchstone Funds.  You may qualify for sales charge discounts if you invest at least $250,000 in a single transaction in Class T shares of the Target Fund or Acquiring Fund.  For the Target Fund, more information about these and other discounts is available from your financial professional and in the section entitled “Share Classes” on page 82 of the Target Fund’s prospectus and “How to Purchase Shares and Reduce Sales Charges” on page 44 of the Target Fund’s SAI.  For the Acquiring Fund, more information about these and other discounts is available from your financial professional and in the section entitled “Investing with Touchstone—Class A Shares—Letter of Intent” on page 152 of this Joint Proxy Statement/Prospectus and in the Acquiring Fund’s SAI on page 63.

SHAREHOLDER FEES
 (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	Wire Redemption Fee
Sentinel Multi-Asset Income Fund – Class A Shares	5.00%	None	None
Touchstone Flexible Income Fund – Class A Shares	5.75%	None(2)	up to $15
Touchstone Flexible Income Fund – Class A Shares Pro Forma	5.75%(1)	None(2)	up to $15
Sentinel Multi-Asset Income Fund – Class C Shares	None	1.00%(2)	None
Touchstone Flexible Income Fund – Class C Shares	None	1.00%(2)	up to $15
Touchstone Flexible Income Fund – Class C Shares Pro Forma	None	1.00%(2)	up to $15
Sentinel Multi-Asset Income Fund – Class I Shares	None	None	None
Touchstone Flexible Income Fund – Class Y Shares	None	None	up to $15
Touchstone Flexible Income Fund – Class Y Shares Pro Forma	None	None	up to $15
Sentinel Multi-Asset Income Fund – Class T Shares	2.50%	None	None
Touchstone Flexible Income Fund – Class T Shares	2.50%	None	up to $15
Touchstone Flexible Income Fund – Class T Shares Pro Forma	2.50%	None	up to $15

(1)	No sales charge will be imposed on the Class A and Class T shares of the Acquiring Fund received in connection with the Reorganization.

(2)
A deferred sales charge of 1% applies to certain redemptions of Class A shares made within twelve months of purchase if the shares were purchased without an initial sales charge as part of an investment of $1 million or more.  If you hold load-waived Class A shares or Class C shares of the Target Fund, the Acquiring Fund will look to the date of purchase of your Target Fund shares for purposes of assessing deferred sales charges on shares received in the Reorganization.

ANNUAL FUND OPERATING EXPENSES
 (expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Multi-Asset Income Fund (Class A Shares)	Touchstone Flexible Income Fund (Class A Shares)	Touchstone Flexible Income Fund Pro Forma (Class A Shares)
Management Fees	0.53%	0.68%	0.55%(1)
Distribution/Service (12b-1) Fees	0.25%	0.25%	0.25%

	Sentinel Multi-Asset Income Fund (Class A Shares)	Touchstone Flexible Income Fund (Class A Shares)	Touchstone Flexible Income Fund Pro Forma (Class A Shares)
Dividend and Interest Expenses on Securities Sold Short	None	0.01%	0.01%(2)
Other Expenses	0.23%	0.36%	0.31%(2)
Acquired Fund Fees and Expenses(3)	0.19%	0.02%	0.02%(2)
Total Annual Fund Operating Expenses	1.20%	1.32%	1.14%
Fee Waiver	None	(0.20%)(4)	(0.07%)(5)
Total Annual Fund Operating Expenses After Fee Waiver	1.20%	1.12%	1.07%

ANNUAL FUND OPERATING EXPENSES
 (expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Multi-Asset Income Fund (Class C Shares)	Touchstone Flexible Income Fund (Class C Shares)	Touchstone Flexible Income Fund Pro Forma (Class C Shares)
Management Fees	0.53%	0.68%	0.55%(1)
Distribution/Service (12b-1) Fees	1.00%	1.00%	1.00%
Dividend and Interest Expenses on Securities Sold Short	None	0.01%	0.01%(2)
Other Expenses	0.22%	0.31%	0.29%(2)
Acquired Fund Fees and Expenses(3)	0.19%	0.02%	0.02%(2)
Total Annual Fund Operating Expenses	1.94%	2.02%	1.87%
Fee Waiver	None	(0.15%)(4)	(0.05%)(5)
Total Annual Fund Operating Expenses After Fee Waiver	1.94%	1.87%	1.82%

ANNUAL FUND OPERATING EXPENSES
 (expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Multi-Asset Income Fund (Class I Shares)	Touchstone Flexible Income Fund (Class Y Shares)	Touchstone Flexible Income Fund Pro Forma (Class Y Shares)
Management Fees	0.53%	0.68%	0.55%(1)
Distribution/Service (12b-1) Fees	None	None	None
Dividend and Interest Expenses on Securities Sold Short	None	0.01%	0.01%(2)
Other Expenses	0.26%	0.31%	0.31%(2)
Acquired Fund Fees and Expenses(3)	0.19%	0.02%	0.02%(2)
Total Annual Fund Operating Expenses	0.98%	1.02%	0.89%
Fee Waiver	—(6)	(0.15%)(4)	(0.07%)(5)
Total Annual Fund Operating Expenses After Fee Waiver	0.98%	0.87%	0.82%

ANNUAL FUND OPERATING EXPENSES
 (expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Multi-Asset Income Fund (Class T Shares)	Touchstone Flexible Income Fund (Class T Shares)	Touchstone Flexible Income Fund Pro Forma (Class T Shares)
Management Fees	0.53%	0.68%	0.55%(1)
Distribution/Service (12b-1) Fees	0.25%	0.25%	0.25%
Dividend and Interest Expenses on Securities Sold Short	0.00%	0.01%	0.01%
Other Expenses(7)	2.40%	0.36%	0.31%
Acquired Fund Fees and Expenses(7)	0.19%	0.02%	0.02%
Total Annual Fund Operating Expenses	3.37%	1.32%	1.14%
Fee Waiver	(2.18%)(8)	(0.20%)(4)	(0.07)%(5)
Total Annual Fund Operating Expenses After Fee Waiver	1.19%	1.12%	1.07%

(1)	Restated to reflect the management fee schedule that will take effect upon consummation of the Reorganization.

(2)
Other Expenses, Dividend and Interest Expenses on Securities Sold Short and Acquired Fund Fees and Expenses are estimated based on fees and expenses of the Acquiring Fund, assuming the Reorganization had been consummated as of the beginning of the 12-month period ended March 31, 2017.

(3)
Acquired Fund Fees and Expenses are expenses indirectly incurred by the Fund through its investments in one or more underlying funds, including money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Fund’s most recent annual report.

(4)
Touchstone Advisors has agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transactions and investment related expenses; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.09%, 1.84%, 0.84% and 1.09% of average daily net assets for Classes A, C, Y and T shares, respectively. This contractual expense limitation is effective through July 29, 2018, but can be terminated by a vote of the Touchstone Funds Board if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Touchstone Funds Board, such amounts waived or reimbursed for a period of up to three years from the date of reimbursement or waiver. The Fund will make repayments to Touchstone Advisors only if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived and (2) the Fund’s current expense limitation. Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement”

(5)
Effective upon consummation of the Reorganization, Touchstone Advisors has contractually agreed to waive fees and/or reimburse certain expenses in order to limit total annual fund operating expenses of each class of shares of the Acquiring Fund to 1.04%, 1.79%, 0.79%, and 1.04% of average daily net assets for Classes A, C, Y, and T shares, respectively. The contractual expense limitation agreement will have the terms described above in Footnote 4, including recoupment provisions, and will remain in effect for at least two years following the closing of the Reorganization.  Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.”

(6)
Sentinel has contractually agreed to reimburse certain expenses paid by the Class I shares of the Target Funds to the extent necessary to prevent the total annual fund operating expense ratio of the Class I shares of the Target Funds, on an annualized basis, from exceeding the total annual fund operating expense ratio of the Class A shares of the same Fund. This agreement will continue through March 31, 2018. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Sentinel Funds.  Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.” Fees waived and expenses reimbursed by Sentinel prior to the closing of the Reorganization may not be recouped by Sentinel or Touchstone Advisors following the closing of the Reorganization.

(7)
Class T shares have not commenced operations as of the date of this Joint Proxy Statement/Prospectus for the Target Fund or Acquiring Fund. For Class T shares of each Fund, Other Expenses and Acquired Fund Fees and Expenses are estimated based on fees and expenses incurred by the Fund during its most recent fiscal year and, for the Acquiring Fund Pro Forma, assuming the Reorganization had been consummated as of the beginning of the 12-month period ended March 31, 2017. Other Expenses for Class T shares of the Target Fund are based on actual expenses of an existing share class, adjusted to reflect the anticipated assets of the Class T shares at inception.

(8)
Sentinel has contractually agreed to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding Acquired Fund Fees and Expenses) for Class T shares, on an annualized basis, to 1.00% of average daily net assets attributable to Class T shares through March 31, 2018. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund.

Expense Examples.  The examples below are intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund.  The examples assume that you invest $10,000 in each Fund and then either (i) sell all of your shares at the end of each period indicated below or (ii) keep all of your shares at the end of each period indicated below.  The examples also assume that your investment has a 5% annual return and that operating expenses (before fee waivers and expense reimbursements) remain the same. The examples also assume that the expense limitation agreements reflected in the Annual Fund Operating Expenses tables above for the Sentinel Multi-Asset Income Fund and the Touchstone Flexible Income Fund will remain in place for one year and the expense limitation agreement that will take effect as of the Closing to the Reorganization will be in place for two years following the closing of the Reorganization.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares
Sentinel Multi-Asset Income Fund	$616	$862	$1,127	$1,882
Touchstone Flexible Income Fund	$683	$951	$1,239	$2,057
Touchstone Flexible Income Fund Pro Forma	$678	$903	$1,153	$1,869
Class C Shares
Sentinel Multi-Asset Income Fund	$297	$609	$1,047	$2,264
Touchstone Flexible Income Fund	$290	$619	$1,074	$2,336
Touchstone Flexible Income Fund Pro Forma	$285	$578	$1,001	$2,182
Class I Shares/Class Y Shares
Sentinel Multi-Asset Income Fund	$100	$312	$542	$1,201
Touchstone Flexible Income Fund	$89	$310	$549	$1,234
Touchstone Flexible Income Fund Pro Forma	$84	$270	$479	$1,083
Class T Shares
Sentinel Multi-Asset Income Fund	$368	$1,062	$1,778	$3,673
Touchstone Flexible Income Fund	$361	$639	$937	$1,783
Touchstone Flexible Income Fund Pro Forma	$356	$589	$848	$1,589

If shares are not redeemed:(1)	1 Year	3 Years	5 Years	10 Years
Class C Shares
Sentinel Multi-Asset Income Fund	$197	$609	$1,047	$2,264
Touchstone Flexible Income Fund	$190	$619	$1,074	$2,236
Touchstone Flexible Income Fund Pro Forma	$185	$578	$1,001	$2,182

(1)	For holders of all other classes, the costs are the same as set forth above.

How do the performance records of the Target Fund and the Acquiring Fund compare?

The bar charts and the performance tables below provide some indication of the risks of an investment in each of the Target Fund and the Acquiring Fund by showing how each Fund’s performance has varied from year to year and by showing how each Fund’s average annual returns compare with a broad measure of market performance.  Performance of the Class A shares of the Target Fund prior to June 30, 2012, has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.30% to 0.25%. If it had, those returns would be higher.  Performance of the Class I shares of the Target Fund prior to December 17, 2010 (the inception date for the Class I shares) is based on the Fund’s Class A share performance, restated to reflect that Class I shares are offered without a sales charge. Effective July 1, 2014, the Target Fund changed its investment strategies. The performance information provided below for periods prior to July 1, 2014 relates to the Target Fund’s investment strategies that were in effect during such periods.  Past performance of the Target Fund and the Acquiring Fund, before and after taxes, does not necessarily represent how either Fund will perform in the future.  Performance information for Class T shares of the Target Fund and the Acquiring Fund is not available because they have not commenced operations as of the date of the Joint Proxy Statement/Prospectus.  Updated performance information for the Target Fund is available on the Target Fund’s website at www.sentinelinvestments.com or by calling 800.282.3863. Updated performance information for the Acquiring Fund is available on the Acquiring Fund’s website at TouchstoneInvestments.com or by calling 800.543.0407.

Sentinel Multi-Asset Income Fund—Class A Shares

Best Quarter: Third Quarter, 2009 7.66%	Worst Quarter: Fourth Quarter, 2008 (10.97%)

The Sentinel Multi-Asset Income Fund’s calendar year-to-date total return for Class A shares as of June 30, 2017 was 3.68%.

Touchstone Flexible Income Fund—Class A Shares

Best Quarter: Second Quarter, 2009 21.98%	Worst Quarter: Third Quarter, 2008 (18.48%)

The Touchstone Flexible Income Fund’s calendar year-to-date total return for Class A shares as of June 30, 2017 was 4.45%.

Average Annual Total Returns
 For the periods ended December 31, 2016

Sentinel Multi-Asset Income Fund	Inception Date	1 Year	5 Years	10 Years
Class A (return before taxes)	03/10/2003	2.21%	4.93%	4.29%
Class A (return after taxes on distributions)	03/10/2003	0.60%	3.27%	3.03%
Class A (return after taxes on distributions and sale of fund shares)	03/10/2003	1.33%	3.39%	3.02%
Class C (return before taxes)	03/10/2003	5.88%	5.24%	4.03%
Class I (return before taxes)	12/17/2010	7.85%	6.25%	4.95%
S&P 500® Index(1) (reflects no deduction for fees, expenses or taxes)	N/A	11.96%	14.66%	6.95%
Bloomberg Barclays US Aggregate Bond Index(2) (reflects no deduction for taxes or certain expenses)	N/A	2.65%	2.23%	4.34%

Touchstone Flexible Income Fund	Inception Date	1 Year	5 Years	10 Years
Class A (return before taxes)	04/01/2004	(2.23%)	3.26%	3.90%
Class A (return after taxes on distributions)	04/01/2004	(3.35%)	1.80%	2.04%
Class A (return after taxes on distributions and sale of fund shares)	04/01/2004	(1.24%)	1.96%	2.28%
Class C (return before taxes)	10/29/2001	1.84%	3.72%	3.74%
Class Y (return before taxes)	09/01/1998	3.90%	4.77%	4.77%
Bloomberg Barclays US Aggregate Bond Index(2) (reflects no deduction for fees, expenses or taxes)	N/A	2.65%	2.23%	4.34%

(1)	The S&P 500® Index consists of approximately 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

(2)
The Bloomberg Barclays US Aggregate Bond Index measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.  If you hold your Fund shares through a tax-advantaged arrangement, such as an individual retirement account  or a 401(k) plan, the after-tax returns do not apply to your situation.

How do the investment goals and principal investment strategies of the Funds compare?

The investment goals and principal investment strategies of the Sentinel Multi-Asset Income Fund and the Touchstone Flexible Income Fund, along with descriptions of certain differences between the Funds’ investment goals and principal investment strategies, are set forth in the table below.  Although the Funds have similar investment goals and principal strategies, the analytical tools, techniques and investment selection process used by the sub-advisor to the Acquiring Fund may differ from those used by Sentinel.

The investment goal of the Sentinel Multi-Asset Income Fund is a fundamental investment policy of the Fund that cannot be changed without the consent of the holders of a majority of the outstanding shares of the Fund. The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.  The investment goal of the Touchstone Flexible Income Fund is non-fundamental, and may be changed by the Touchstone Funds Board without shareholder approval. Shareholders of the Touchstone Fund will be notified at least 60 days before any such change takes effect.

	Sentinel Multi-Asset Income Fund	Touchstone Flexible Income Fund	Differences
Investment Goal(s):	The Fund seeks a high level of current income, with a secondary objective of long-term capital appreciation.	The Fund seeks a high level of income consistent with reasonable risk. The Fund seeks capital appreciation as a secondary goal.	While there are certain differences, each Fund seeks a high level of income and has a secondary goal of capital appreciation.
Principal Investment Strategy:	The Fund normally invests in a broad range of debt instruments and equity securities.	Under normal circumstances, the Fund invests at least 80% of its assets in income-producing securities such as debt securities, common stocks, and preferred stocks.	While there are certain differences, each Fund may invest in a broad range of debt and equity securities.
Credit Quality:	The debt instruments may be of any credit quality, including high-yield (below investment-grade) bonds (sometimes called “junk bonds”).
In selecting corporate debt securities for the Fund, the Fund’s sub-advisor intends to invest principally in securities rated Baa or better by Moody’s Investors Service, Inc. (“Moody’s”) (or the equivalent using Standard & Poor’s Ratings Services (“S&P”)), but may invest in non-investment-grade debt securities rated as low as Ba, B, Caa, or Ca by Moody’s, or unrated securities.

The Fund will not invest more than 20% of its assets in either (i) securities rated Ba or lower by Moody’s or (ii) unrated securities which, in the opinion of the Fund’s sub-advisor, are of quality comparable to those rated Ba or lower.  Non-investment-grade debt securities are often referred to as “junk bonds” and are considered speculative.
The Target Fund may invest in non-investment-grade debt securities to a greater degree than the Acquiring Fund.

	Sentinel Multi-Asset Income Fund	Touchstone Flexible Income Fund	Differences
Market Capitalization:	The Fund may invest in stocks of any size or any market capitalization.	The Fund normally invests in equity securities of companies with a market capitalization of approximately $400 million or higher.
The Target Fund may invest in stocks of any market capitalization while the Acquiring Fund normally invests in equity securities of companies with a market capitalization of approximately $400 million or higher.

Non-U.S. Investments:	The Fund may invest no more than 70% of its assets in equity securities of non-U.S. companies. Assets in which the Fund invests may be denominated in U.S. dollars or foreign currencies.	The Fund may invest in both domestic and foreign securities.	The Target Fund may invest no more than 70% of its assets in equity securities of non-U.S. companies while the Acquiring Fund has no stated limitation on investments in foreign securities.
Derivatives and Hedging:
The Fund may attempt to hedge various risks, such as interest rate, equity, credit and currency risk, using derivative instruments (e.g., exchange-traded futures and options, and other derivatives such as swaps, options on swaps, and interest rate caps and floors), and may use derivative instruments for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks.
		In order to efficiently seek certain exposures or to hedge certain risks, the Fund may invest in derivative instruments, such as currency forwards, options, futures contracts or swap agreements.	While there are certain differences, each Fund may utilize derivatives instruments in order to hedge certain risks and obtain certain exposures.
Active Trading:	The Fund utilizes an active trading approach, which is expected to result in portfolio turnover greater than 100%.	The Fund may utilize active trading and have portfolio turnover greater than 100%.	—

Additional Information About the Funds’ Principal Investment Strategies

Target Fund.  Sentinel has broad discretion to allocate assets among asset classes in order to pursue the Target Fund’s investment objective, and may shift the Fund’s investments from one asset class to another based on Sentinel’s analysis of the best opportunities for the Fund in a given market. The Fund may invest up to 100% of its assets in equity securities, including common stocks, preferred stock, utility stocks, publicly-traded real estate investment trusts (“REITs”) securities and other equity trusts and partnership interests, including master limited partnerships.  Currently, the Fund expects to invest no more than 40% of its assets in equity securities.

The Target Fund may invest in exchange-traded funds (“ETFs”) in carrying out its investment strategies. At times, the Fund may have considerable exposure to ETFs, potentially a majority of the Fund’s assets may be invested in a combination of different ETFs. The Fund may purchase or sell “to be announced” or “TBA” securities, which usually are transactions in which the Fund buys or sells agency mortgage-backed securities (“MBS”) on a forward commitment basis. In a TBA transaction, the seller of the agency MBS agrees on a sale price, but does not specify which particular securities will be delivered to the buyer on settlement day. Instead, only a few basic characteristics of the securities are agreed upon, such as the coupon rate and the face value. The Fund may engage in short sales of agency MBS that the Fund does not own, primarily as part of a TBA swap transaction. A TBA swap transaction involves an agreement to purchase one agency MBS and a simultaneous agreement to sell a different agency MBS.

The debt instruments in which the Fund may invest may be of any maturity and may include  all varieties of fixed and floating rate instruments, including, without limitation, secured and unsecured bonds and mortgage-backed or other asset-backed securities. The Fund may invest up to 100% of its assets in debt instruments, and has the flexibility to invest exclusively in any one type of debt instrument or in any combination of debt instruments.

The Target Fund may sell a security if it no longer meets the Fund’s investment criteria, or for a variety of other reasons, such as to secure gains, limit losses, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others.

Acquiring Fund.  The Acquiring Fund’s sub-advisor, ClearArc Capital, Inc. (“ClearArc Capital”), seeks to provide value by investing in asset classes that appear to be attractive based on their risks and in companies with attractive price-to-cash flow ratios. The Fund seeks returns by investing across a broader array of investments than traditional investment-grade fixed-income funds, and the Fund’s sub-advisor believes that a low correlation between various asset classes leads to stability of expected returns. The Acquiring Fund will increase its investment in short-term debt securities during periods when the Fund’s sub-advisor believes interest rates will rise and will increase its investment in long-term debt securities during periods when the sub-advisor believes interest rates will decline.  Debt securities in which the Fund may invest may be of any maturity and include, but are not limited to, U.S. government agency securities, variable and floating-rate instruments, and mortgage- and asset-backed securities. Certain of the debt securities and preferred stocks in which the Fund may invest may be convertible into common shares.

The Acquiring Fund’s sub-advisor may consider selling a portfolio holding when it detects deterioration in a company’s strategic position, growth prospects, or financial reporting; an individual security comprises too large a position in the portfolio; a company has declining financial fundamentals and unacceptable risk volatility as determined by the sub-advisor’s credit risk model; a company’s valuations are no longer attractive; or a better opportunity arises.

How do the principal risks of investing in the Funds compare?

An investment in each Fund is subject to derivatives risk, equity securities (stock market) risk, fixed-income securities risk including non-investment-grade securities risk, foreign securities risk, other investment companies and ETFs risk and portfolio turnover risk.  An investment in the Sentinel Multi-Asset Income Fund is also subject to asset allocation risk, income risk, sector risk, short sales risk, TBA securities risk and utilities industry risk.  An investment in the Touchstone Flexible Income Fund is also subject to convertible securities risk, foreign securities risk and management risk, as well as additional equity securities risks including small cap risk.  For more information on the Funds’ principal risks, see “Comparison of Principal Risks.”

Who will be the Advisor, Sub-Advisor and Portfolio Managers of my Fund after the Reorganization?

Sentinel is the investment advisor to Sentinel Multi-Asset Income Fund. The portfolio manager of Sentinel Multi-Asset Income Fund is Jason Doiron.

After the Reorganization, Touchstone Advisors will serve as the investment advisor and ClearArc Capital will serve as the sub-advisor to Touchstone Flexible Income Fund.  The portfolio managers of Touchstone Flexible Income Fund are Peter Kwiatkowski, David Withrow, Mitchell Stapley and John Cassady.  For additional information regarding the advisor, sub-advisor and portfolio managers listed above, please see the section entitled “The Funds’ Management—Investment Advisor” and “The Funds’ Management—Sub-Advisors and Portfolio Managers.”

What are the portfolio turnover rates of the Funds?

A Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance.  During the fiscal year ended November 30, 2016, the Target Fund’s portfolio turnover rate was 228% of the average value of its portfolio.  During the fiscal year ended March 31, 2017, the portfolio turnover rate of the Acquiring Fund was 127% of the average value of its portfolio.

Will there be any repositioning of the portfolio after the Reorganization?

It is expected that a significant portion (approximately two-thirds) of the portfolio investments of the Target Fund may be sold by the Acquiring Fund following the Reorganization.  However, the timing of any repositioning and its resulting impact on capital gains distributions in 2017 and beyond is uncertain.  It is intended that at least one-third of the portfolio investments of the Target Fund will be held for at least the first year following the Reorganization.  In addition, additional securities may be sold over time in the ordinary course of business. The amounts per share of any capital gains distributions resulting from the repositioning will depend on a number of factors, including the proportion of portfolio holdings that are actually sold, the timing of portfolio sales, the performance of the stock and bond markets in general, the availability of offsetting capital losses and the scale of purchase and redemption activity in the Funds’ shares.  The timing of portfolio sales will also be subject to market conditions existing after the closing of the Reorganization.  Accordingly, the per share amounts of any capital gains distributions resulting from the repositioning cannot be estimated at this time.  Touchstone Advisors publishes estimates of capital gains distributions for the Touchstone Funds on its website (https://www.touchstoneinvestments.com/literature-center/taxplanning.htm), generally in October of each year.  The Acquiring Fund will also bear brokerage costs in connection with the repositioning.  For illustration purposes only, if the Reorganization had been completed as of March 31, 2017 and the Acquiring Fund had sold on a pro rata basis two-thirds of the investments held in the Target Fund’s portfolio as of March 31, 2017, the resulting realized capital gains estimate would be expected to total $0.03 per share of the combined fund and the brokerage commissions would be expected to total approximately $295,000 in the aggregate, or $0.003 per share of the combined fund, based on average commission costs of the Acquiring Fund.  Under the same circumstances, if only one-third of the investments held in the Target Fund’s portfolio had been repositioned as of March 31, 2017, the resulting realized capital gains and brokerage cost estimates would be reduced by half, to $0.02 and $0.002 per share of the combined fund, respectively. The brokerage costs to be borne by the Acquiring Fund will be borne by both Acquiring Fund shareholders and continuing Target Fund shareholders (as shareholders of the Acquiring Fund following the Reorganization).

SYNOPSIS:  REORGANIZATION OF SENTINEL SUSTAINABLE CORE OPPORTUNITIES FUND INTO TOUCHSTONE SUSTAINABILITY AND IMPACT EQUITY FUND

What class of shares of the Acquiring Fund will I receive in the Reorganization?

Shareholders of the Sentinel Sustainable Core Opportunities Fund will receive shares of the Touchstone Sustainability and Impact Equity Fund, as follows:

Sentinel Sustainable Core Opportunities Fund	Touchstone Sustainability and Impact Equity Fund
Class A	Class A
Class I	Class Y
Class T	Class T

How do the fees and expenses of the Target Fund and the Acquiring Fund compare?

The tables below describe the fees and expenses that you pay if you buy and hold shares of your Sentinel Fund and the pro forma fees and expenses that you may pay if you buy and hold shares of the corresponding Touchstone Fund after giving effect to the Reorganization.  The pro forma expense ratios project anticipated expenses of the Acquiring Fund following the Reorganization, but actual expenses may be greater or less than those shown.  Expenses for the Class A and Class I shares of the Sentinel Sustainable Core Opportunities Fund are based on the operating expenses incurred by each class of shares of the Fund as of the fiscal year ended November 30, 2016.  Expenses for the Class A and Class Y shares of the Touchstone Sustainability and Impact Equity Fund are based on the operating expenses incurred by each class of shares of the Fund as of the fiscal year ended March 31, 2017.  Class T shares of each Fund have not commenced operations as of the date of this Joint Proxy Statement/Prospectus, and therefore expenses for each Fund’s Class T shares are estimated based on the operating expenses incurred by the Fund during its most recent fiscal year.  The pro forma fees and expenses for the Class A, Class Y and Class T shares of the Touchstone Sustainability and Impact Equity Fund reflect the fees and expenses of the Acquiring Fund and assume that the Reorganization had been completed at the beginning of the 12-month period ended March 31, 2017.

The Sentinel Funds’ policies and procedures applicable to purchases, exchanges and redemptions are generally comparable to those of the Touchstone Funds; however, following the Reorganizations, purchases, exchanges and redemptions of Touchstone Fund shares may be subject to fees, charges, expenses and limitations that differ from those applicable to the Target Funds. See generally “Investing with Touchstone” on page 149.  No sales charge will be imposed on the Class A and Class T shares of the Acquiring Fund received in connection with the Reorganization.  In addition, you may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 or more in the Sentinel Funds or $50,000 or more in the Touchstone Funds.  You may qualify for sales charge discounts if you invest at least $250,000 in a single transaction in Class T shares of the Target Fund or Acquiring Fund.  For the Target Fund, more information about these and other discounts is available from your financial professional and in the section entitled “Share Classes” on page 82 of the Target Fund’s prospectus and “How to Purchase Shares and Reduce Sales Charges” on page 44 of the Target Fund’s SAI.  For the Acquiring Fund, more information about these and other discounts is available from your financial professional and in the section entitled “Investing with Touchstone—Class A Shares—Letter of Intent” on page 152 of this Joint Proxy Statement/Prospectus and in the Acquiring Fund’s SAI on page 63.

SHAREHOLDER FEES
(fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	Wire Redemption Fee
Sentinel Sustainable Core Opportunities Fund – Class A Shares	5.00%	None	None
Touchstone Sustainability and Impact Equity Fund – Class A Shares	5.75%	None(2)	up to $15
Touchstone Sustainability and Impact Equity Fund – Class A Shares Pro Forma	5.75%(1)	None(2)	up to $15
Sentinel Sustainable Core Opportunities Fund – Class I Shares	None	None	None
Touchstone Sustainability and Impact Equity Fund – Class Y Shares	None	None	up to $15
Touchstone Sustainability and Impact Equity Fund – Class Y Shares Pro Forma	None	None	up to $15
Sentinel Sustainable Core Opportunities Fund – Class T Shares	2.50%	None	None
Touchstone Sustainability and Impact Equity Fund – Class T Shares	2.50%	None	up to $15
Touchstone Sustainability and Impact Equity Fund – Class T Shares Pro Forma	2.50%	None	up to $15

(1)	No sales charge will be imposed on the Class A and Class T shares of the Acquiring Fund received in connection with the Reorganization.

(2)
A deferred sales charge of 1% applies to certain redemptions of Class A shares made within twelve months of purchase if the shares were purchased without an initial sales charge as part of an investment of $1 million or more.  If you hold load-waived Class A shares of the Target Fund, the Acquiring Fund will look to the date of purchase of your Target Fund shares for purposes of assessing deferred sales charges on shares received in the Reorganization.

ANNUAL FUND OPERATING EXPENSES
 (expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Sustainable Core Opportunities Fund (Class A Shares)	Touchstone Sustainability and Impact Equity Fund (Class A Shares)	Touchstone Sustainability and Impact Equity Fund Pro Forma (Class A Shares)
Management Fees	0.70%	0.74%	0.65%(1)
Distribution/Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.23%	0.37%	0.33%(2)
Acquired Fund Fees and Expenses(3)	None	0.01%	0.01%(2)
Total Annual Fund Operating Expenses	1.18%	1.37%	1.24%
Fee Waiver	None	(0.12%)(4)	(0.06%)(5)
Total Annual Fund Operating Expenses After Fee Waiver	1.18%	1.25%	1.18%

ANNUAL FUND OPERATING EXPENSES
 (expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Sustainable Core Opportunities Fund (Class I Shares)	Touchstone Sustainability and Impact Equity Fund (Class Y Shares)	Touchstone Sustainability and Impact Equity Fund Pro Forma (Class Y Shares)
Management Fees	0.70%	0.74%	0.65%(1)
Distribution/Service (12b-1) Fees	None	None	None
Other Expenses	0.21%	0.35%	0.31%(2)
Acquired Fund Fees and Expenses(3)	None	0.01%	0.01%(2)
Total Annual Fund Operating Expenses	0.91%	1.10%	0.97%
Fee Waiver	—(6)	(0.10%)(4)	(0.06%)(5)
Total Annual Fund Operating Expenses After Fee Waiver	0.91%	1.00%	0.91%

ANNUAL FUND OPERATING EXPENSES
 (expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Sustainable Core Opportunities Fund (Class T Shares)	Touchstone Sustainability and Impact Equity Fund (Class T Shares)	Touchstone Sustainability and Impact Equity Fund Pro Forma (Class T Shares)
Management Fees	0.70%	0.74%	0.65%
Distribution/Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses(7)	2.40%	0.37%	0.33%
Acquired Fund Fees and Expenses(7)	0.00%	0.01%	0.01%
Total Annual Fund Operating Expenses	3.35%	1.37%	1.24%
Fee Waiver	(2.17%)(8)	(0.12%)(4)	(0.06)%(5)
Total Annual Fund Operating Expenses After Fee Waiver	1.18%	1.25%	1.18%

(1)	Restated to reflect the management fee that will take effect upon consummation of the Reorganization.

(2)
Other Expenses and Acquired Fund Fees and Expenses are estimated based on fees and expenses of the Acquiring Fund, assuming the Reorganization had been consummated as of the beginning of the 12-month period ended March 31, 2017.

(3)
Acquired Fund Fees and Expenses are expenses indirectly incurred by the Fund through its investments in one or more underlying funds, including money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Fund’s most recent annual report.

(4)
Touchstone Advisors has agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transactions and investment related expenses; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.24%, 0.99% and 1.24% of average daily net assets for Classes A, Y and T shares, respectively. This contractual expense limitation is effective through July 29, 2018, but can be terminated by a vote of the Touchstone Funds Board if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Touchstone Funds Board, such amounts waived or reimbursed for a period of up to three years from the date of reimbursement or waiver. The Fund will make repayments to Touchstone Advisors only if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived and (2) the Fund’s current expense limitation. Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.”

(5)
Effective upon consummation of the Reorganization, Touchstone Advisors has contractually agreed to waive fees and/or reimburse certain expenses in order to limit total annual fund operating expenses of each class of shares of the Acquiring Fund 1.17% , 0.90%, and 1.17% of average daily net assets for Classes A, Y, and T shares, respectively. The contractual expense limitation agreement will have the terms described above in Footnote 4, including recoupment provisions, and will remain in effect for at least two years following the closing of the Reorganization.  Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.”

(6)
Sentinel has contractually agreed to reimburse certain expenses paid by the Class I shares of the Target Funds to the extent necessary to prevent the total annual fund operating expense ratio of the Class I shares of the Target Funds, on an annualized basis, from exceeding the total annual fund operating expense ratio of the Class A shares of the same Fund. This agreement will continue through March 31, 2018. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of Sentinel Funds.  Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.” Fees waived and expenses reimbursed by Sentinel prior to the closing of the Reorganization may not be recouped by Sentinel or Touchstone Advisors following the closing of the Reorganization.

(7)
Class T shares have not commenced operations as of the date of this Joint Proxy Statement/Prospectus. For Class T shares of each Fund, Other Expenses and Acquired Fund Fees and Expenses are estimated based on fees and expenses incurred by the Fund during its most recent fiscal year and, for the Acquiring Fund Pro Forma, assuming the Reorganization had been consummated as of the beginning of the 12-month period ended March 31, 2017. Other Expenses for Class T shares of the Target Fund are based on actual expenses of an existing share class, adjusted to reflect the anticipated assets of the Class T shares at inception.

(8)
Sentinel has contractually agreed to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding Acquired Fund Fees and Expenses) for Class T shares, on an annualized basis, to 1.18% of average daily net assets attributable to Class T shares through March 31, 2018. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund.

Expense Examples.  The examples below are intended to help you compare the cost of investing in the Target Fund with Acquiring Fund and with the pro forma cost of investing in the Acquiring Fund.  The examples assume that you invest $10,000 in each Fund and then either (i) sell all of your shares at the end of each period indicated below or (ii) keep all of your shares at the end of each period indicated below.  The examples also assume that your investment has a 5% annual return and that operating expenses (before fee waivers and expense reimbursements) remain the same. The examples also assume that the expense limitation agreements reflected in the Annual Fund Operating Expenses tables above for the Sentinel Sustainable Core Opportunities Fund and the Touchstone Sustainability and Impact Equity Fund will remain in place for one year and the expense limitation agreement that takes effect as of the closing of the Reorganization will be in place for two years following the closing of the Reorganization.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed:(1)	1 Year	3 Years	5 Years	10 Years
Class A Shares
Sentinel Sustainable Core Opportunities Fund	$614	$856	$1,117	$1,860
Touchstone Sustainability and Impact Equity Fund	$695	$973	$1,271	$2,117
Touchstone Sustainability and Impact Equity Fund Pro Forma	$688	$934	$1,206	$1,978
Class I Shares/Class Y Shares
Sentinel Sustainable Core Opportunities Fund	$93	$290	$504	$1,120
Touchstone Sustainability and Impact Equity Fund	$102	$340	$597	$1,331
Touchstone Sustainability and Impact Equity Fund Pro Forma	$93	$297	$524	$1,178

If shares are redeemed:(1)	1 Year	3 Years	5 Years	10 Years
Class T Shares
Sentinel Sustainable Core Opportunities Fund	$367	$1,057	$1,769	$3,655
Touchstone Sustainability and Impact Equity Fund	$374	$661	$970	$1,845
Touchstone Sustainability and Impact Equity Fund Pro Forma	$367	$622	$902	$1,702

(1)	For all share classes, the costs are the same if you held your shares.

How do the performance records of the Target Fund and the Acquiring Fund compare?

The bar charts and the performance tables below provide some indication of the risks of an investment in each of the Target Fund and the Acquiring Fund by showing how each Fund’s performance has varied from year to year and by showing how each Fund’s average annual returns compare with a broad measure of market performance.  Performance for the Class A shares of the Target Fund from September 24, 2001 to April 4, 2008 is based on the performance of the Standard shares of the predecessor Citizens Value Fund, which was offered without a sales charge and reflects the current maximum sales charge. Performance of the Class A shares of the Target Fund from their inception on April 4, 2008 to June 29, 2012, has not been adjusted to reflect the lower maximum 12b-1 fee in effect prior to April 4, 2008 or the decrease in the maximum 12b-1 fee, effective June 30, 2012, from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Class I shares of the Target Fund from March 31, 2006 to April 4, 2008 (the inception date for the Class I shares) is based on the performance of the Institutional shares of the Citizens Value Fund, which had different expenses but substantially similar investment risks.  Past performance of the Target Fund and the Acquiring Fund, before and after taxes, does not necessarily represent how either Fund will perform in the future.  Performance information for Class T shares of the Target Fund and the Acquiring Fund is not available because they have not commenced operations as of the date of the Joint Proxy Statement/Prospectus.  Updated performance information for the Target Fund is available on the Target Fund’s website at www.sentinelinvestments.com or by calling 800.282.3863. Updated performance information for the Acquiring Fund is available on the Acquiring Fund’s website at TouchstoneInvestments.com or by calling 800.543.0407.

Sentinel Sustainable Core Opportunities Fund—Class A Shares

Best Quarter: Second Quarter, 2009 19.35%	Worst Quarter: Fourth Quarter, 2008 (23.51%)

The Sentinel Sustainable Core Opportunities Fund’s calendar year-to-date total return for Class A shares as of June 30, 2017 was 9.82%.

Touchstone Sustainability and Impact Equity Fund—Class A Shares

Best Quarter: Third Quarter, 2009 14.98%	Worst Quarter: Fourth Quarter, 2008 (23.90%)

The Touchstone Sustainability and Impact Equity Fund’s calendar year-to-date total return for Class A shares as of June 30, 2017 was 14.36%.

Average Annual Total Returns
 For the periods ended December 31, 2016

Sentinel Sustainable Core Opportunities Fund	Inception Date	1 Year	5 Years	10 Years
Class A (return before taxes)	06/13/1996	4.18%	11.26%	4.57%
Class A (return after taxes on distributions)	06/13/1996	3.72%	10.90%	4.37%
Class A (return after taxes on distributions and sale of fund shares)	06/13/1996	2.75%	8.96%	3.63%
Class I (return before taxes)	03/31/2006	10.02%	12.71%	5.49%
S&P 500® Index(1) (reflects no deduction for fees, expenses or taxes)	N/A	11.96%	14.66%	6.95%

Touchstone Sustainability and Impact Equity Fund	Inception Date	1 Year	5 Years	10 Years
Class A (return before taxes)	12/19/1997	(1.41%)	8.47%	5.72%
Class A (return after taxes on distributions)	12/19/1997	(1.54%)	4.92%	3.97%
Class A (return after taxes on distributions and sale of fund shares)	12/19/1997	(0.69%)	6.20%	4.34%
Class Y (return before taxes)	11/10/2004	4.86%	10.05%	6.60%
MSCI ACWI(2) (reflects no deduction for fees, expenses or taxes)	N/A	7.86%	9.36%	3.56%

(1)	The S&P 500® Index consists of approximately 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

(2)
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging markets countries.  The MSCI ACWI returns disclosed are net of withholding taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.  If you hold your Fund shares through a tax-advantaged arrangement, such as an individual retirement account or a 401(k) plan, the after-tax returns do not apply to your situation.

How do the investment goals and principal investment strategies of the Funds compare?

The investment goals and principal investment strategies of the Sentinel Sustainable Core Opportunities Fund and the Touchstone Sustainability and Impact Equity Fund, along with descriptions of certain differences between the Funds’ investment goals and principal investment strategies, are set forth in the table below.  Although the Funds have similar investment goals and principal investment strategies, the analytical tools, techniques and investment selection process used by the sub-advisor to the Acquiring Fund may differ from those used by Sentinel.

Each Fund’s investment goal is non-fundamental, and may be changed by the applicable Board without shareholder approval. Shareholders of the Sentinel Sustainable Core Opportunities Fund will be given at least 30 days’ notice before any such change is made, and shareholders of the Touchstone Sustainability and Impact Equity Fund will be notified at least 60 days before any such change takes effect.

	Sentinel Sustainable Core Opportunities Fund (Target Fund)	Touchstone Sustainability and Impact Equity Fund (Acquiring Fund)	Differences
Investment Goal(s):	The Fund seeks long-term capital appreciation	The Fund seeks long-term growth of capital.	—
Principal Investment Strategy:	The Fund normally invests at least 65% of its net assets in stocks of well-established U.S. companies. The Fund employs a process of environmental, social and corporate governance (“ESG”) screening.
The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of U.S. and non-U.S. companies that meet certain financial and environmental, social, and governance (“ESG”) criteria.

While there are certain differences, each Fund emphasizes equity securities and uses environmental, social, and governance criteria in selecting investments.  As described in detail below, the application of the ESG screens applied by the portfolio management team of the Target Fund and the portfolio management team of the Acquiring Fund may differ and may result in the selection of different portfolio investments.  Generally, the ESG screens applied by Sentinel include objective industry exclusions, while the ESG screens applied with respect to the Acquiring Fund rely on subjective criteria.

Issuer Size:	The Fund typically invests in companies above $5 billion in market capitalization.	The Fund invests in securities of any size, but generally focuses on larger, more established companies.
While there are certain differences, each Fund may invest in companies of any size but typically focus on larger companies. As of June 30, 2017, the average market capitalization of companies held by the Target Fund and Acquiring Fund were $102.2 billion and $47.4 billion, respectively.

	Sentinel Sustainable Core Opportunities Fund (Target Fund)	Touchstone Sustainability and Impact Equity Fund (Acquiring Fund)	Differences
Non-U.S. Investments:	The Fund may invest in foreign securities.
The Fund invests primarily in securities of U.S. companies and non-U.S. companies domiciled in developed markets, but may invest up to 30% of its net assets in securities of companies domiciled in emerging and frontier markets.
While there are certain differences, each Fund may invest in non-U.S. companies.
Sector or Industry Focus:	Up to 25% of the Fund’s assets may be invested in securities within a single industry. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.	Up to 25% of the Fund’s assets may be invested in securities within a single industry.	—

Additional Information About the Funds’ Principal Investment Strategies

Target Fund.  Sentinel’s investment philosophy centers on building a diverse portfolio consisting largely of securities of high quality companies with a positive multi-year outlook offered at attractive valuation levels, based on a number of metrics, including value relative to its history, peers and/or the market over time. The Target Fund may also invest in stocks with the potential to provide current income, growth of income and relatively low risk as compared to the stock market as a whole when consistent with the Fund’s investment objective.

The Target Fund employs a process of ESG screening that is overseen by Sentinel’s in-house sustainable research department. While no investment is ever made solely based on the qualitative criteria alone, the Target Fund believes sustainable screening provides a unique and more comprehensive view of the companies it considers for investment. Generally, companies are eliminated from investment consideration if they produce tobacco or tobacco products or alcoholic beverages; generate nuclear power or supply nuclear facilities with industry specific components, as a primary line of business; have material interests in the manufacture of weapons or weapons-specific components; are involved in gambling as a main line of business; and/or lack diversity at the level of the board of directors/senior management. Sentinel favors companies that publish and enforce codes of conduct and vendor standards; promote equal opportunity, diversity and good employee relations; are sensitive to community concerns; seek alternatives to animal testing when not required by law; and/or have minimal impact on the environment and engage in proactive environmental initiatives. Sentinel may, in its discretion, choose to apply additional screens, modify the application of the screens listed above or vary the application of the screens listed above to the Funds’ investments at any time without shareholder approval.

The Target Fund may sell a security if the fundamentals of the company are deteriorating or the original investment premise is no longer valid, the stock is trading meaningfully higher than what the portfolio manager believes is a fair valuation, to manage the size of the holding or the sector weighting and/or to take advantage of a more attractive investment opportunity, and to meet redemptions. A security will also be sold if it is determined that it no longer meets the environmental, social and/or corporate governance performance criteria.

Acquiring Fund.  The Acquiring Fund’s investments in equity securities include common stocks, preferred stocks, convertible securities, depositary receipts such as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), and interests in other investment companies, including exchange-traded funds that invest in equity securities.

The Acquiring Fund may invest in securities of companies domiciled in emerging and frontier markets. Emerging markets are defined as those countries not included in the MSCI World Index, a developed market index. As of April 28, 2017, the countries in the MSCI World Index included:  Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The country composition of the MSCI Emerging Markets Index and the MSCI World Index can change over time. Frontier markets are those emerging market countries that have the smallest, least mature economies and least developed capital markets. Frontier markets are those emerging market countries that have the smallest, least mature economies and least developed capital markets.

The Acquiring Fund’s sub-advisor, Rockefeller & Co., Inc. (“Rockefeller”) applies “bottom-up” security analysis that includes fundamental, sector-based research in seeking to identify businesses that have high or improving returns on capital, barriers to competition, and compelling valuations. The Acquiring Fund’s sub-advisor selects investments for the Fund based on an evaluation of a company’s financial condition and its sustainability and impact practices. The sub-advisor’s sustainability and impact evaluation considers environmental, social, and governance criteria such as corporate governance practices, product quality and safety, workplace diversity practices, environmental impact and sustainability, community investment and development, and human rights record.

How do the principal risks of investing in the Funds compare?

An investment in each Fund is subject to equity securities (stock market) risk, foreign securities risk and sustainable/responsible investing risk.  An investment in the Sentinel Sustainable Core Equity Fund is also subject to investment style risk and sector risk.  An investment in the Touchstone Sustainability and Impact Equity Fund is also subject to convertible securities risk, management risk and other investment companies and ETFs risk, as well as additional equity securities risks including small cap risk and additional foreign securities risks including emerging markets risk and frontier markets risk.  For more information on the Funds’ principal risks, see “Comparison of Principal Risks.”

Who will be the Advisor, Sub-Advisor and Portfolio Managers of my Fund after the Reorganization?

Sentinel is the investment advisor to Sentinel Sustainable Core Opportunities Fund. The portfolio manager of Sentinel Sustainable Core Opportunities Fund is Helena Ocampo.

After the Reorganization, Touchstone Advisors will serve as the investment advisor and Rockefeller will serve as the sub-advisor to Touchstone Sustainability and Impact Equity Fund.  The portfolio managers of Touchstone Sustainability and Impact Equity Fund are David P. Harris and Jimmy C. Chang.  For additional information regarding the advisor, sub-advisor and portfolio managers listed above, please see the section entitled “The Funds’ Management—Investment Advisor” and “The Funds’ Management—Sub-Advisors and Portfolio Managers.”

What are the portfolio turnover rates of the Funds?

A Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance.  During the fiscal year ended November 30, 2016, the Target Fund’s portfolio turnover rate was 33% of the average value of its portfolio.  During the fiscal year ended March 31, 2017, the portfolio turnover rate of the Acquiring Fund was 53% of the average value of its portfolio.

Will there be any repositioning of the portfolio after the Reorganization?

It is expected that a significant portion (approximately two-thirds) of the portfolio investments of the Target Fund may be sold by the Acquiring Fund following the Reorganization.  However, the timing of any repositioning and its resulting impact on capital gains distributions in 2017 and beyond is uncertain.  It is intended that at least one-third of the portfolio investments of the Target Fund will be held for at least the first year following the Reorganization.  In addition, additional securities may be sold over time in the ordinary course of business.  To mitigate repositioning-related tax consequences to shareholders holding Fund shares in taxable accounts, Rockefeller intends to take steps including, among other things, executing the repositioning over time across multiple fiscal years and harvesting offsetting capital losses during periods of market volatility.  There can be no assurance that these steps will be effective in materially reducing or eliminating the aggregate tax consequences of the repositioning.  The amounts per share of any capital gains distributions resulting from the repositioning will depend on a number of factors, including the proportion of portfolio holdings that are actually sold, the timing of portfolio sales, the performance of the stock market in general, the availability of offsetting capital losses and the scale of purchase and redemption activity in the Funds’ shares.  The timing of portfolio sales will also be subject to market conditions existing after the closing of the Reorganization.  Accordingly, the per share amounts of any capital gains distributions resulting from the repositioning cannot be estimated at this time.  Touchstone Advisors publishes estimates of capital gains distributions for the Touchstone Funds on its website (https://www.touchstoneinvestments.com/literature-center/taxplanning.htm), generally in October of each year.  The Acquiring Fund will also bear brokerage costs in connection with the repositioning.  For illustration purposes only, if the Reorganization had been completed as of March 31, 2017 and the Acquiring Fund had sold on a pro rata basis two-thirds of the investments held in the Target Fund’s portfolio as of March 31, 2017, the resulting realized capital gains estimate would be expected to total $2.43 per share of the combined fund and the brokerage commissions would be expected to total approximately $342,000 in the aggregate, or $0.01 per share of the combined fund, based on average commission costs of the Acquiring Fund.  Under the same circumstances, if only one-third of the investments held in the Target Fund’s portfolio had been repositioned as of March 31, 2017, the resulting realized capital gains and brokerage cost estimates would be reduced by half, to $1.21 and $0.005 per share of the combined fund, respectively. The brokerage costs to be borne by the Acquiring Fund will be borne by both Acquiring Fund shareholders and continuing Target Fund shareholders (as shareholders of the Acquiring Fund following the Reorganization).

SYNOPSIS:  REORGANIZATION OF SENTINEL BALANCED FUND INTO TOUCHSTONE BALANCED FUND

What class of shares of the Acquiring Fund will I receive in the Reorganization?

Shareholders of the Sentinel Balanced Fund will receive shares of the Touchstone Balanced Fund, as follows:

Sentinel Balanced Fund	Touchstone Balanced Fund
Class A	Class A
Class C	Class C
Class I	Class Y
Class T	Class T

How do the fees and expenses of the Target Fund and the Acquiring Fund compare?

The tables below describe the fees and expenses that you pay if you buy and hold shares of the Sentinel Balanced Fund and the pro forma fees and expenses that you may pay if you buy and hold shares of the Touchstone Balanced Fund after giving effect to the Reorganization.  The pro forma expense ratios project anticipated expenses of the Touchstone Balanced Fund following the Reorganization, but actual expenses may be greater or less than those shown.

Expenses for the Class A, Class C and Class I shares of the Sentinel Balanced Fund are based on the operating expenses incurred by each class of shares of the Fund as of the fiscal year ended November 30, 2016.  Class T shares of the Sentinel Balanced Fund have not commenced operations as of the date of this Joint Proxy Statement/Prospectus, and therefore expenses for the Fund’s Class T shares are estimated based on the operating expenses incurred by the Fund during its most recent fiscal year.  Touchstone Balanced Fund is newly formed and will commence operations upon the closing of the Reorganization. Pro forma fees and expense of Touchstone Balanced Fund are estimated based on the assets of Sentinel Balanced Fund as of November 30, 2016.

The Sentinel Funds’ policies and procedures applicable to purchases, exchanges and redemptions are generally comparable to those of the Touchstone Funds; however, following the Reorganizations, purchases, exchanges and redemptions of Touchstone Fund shares may be subject to fees, charges, expenses and limitations that differ from those applicable to the Target Funds. See generally “Investing with Touchstone” on page 149.  No sales charge will be imposed on the Class A and Class T shares of the Acquiring Fund received in connection with the Reorganization.  In addition, you may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 or more in the Sentinel Funds or $50,000 or more in the Touchstone Funds.  You may qualify for sales charge discounts if you invest at least $250,000 in a single transaction in Class T shares of the Target Fund or Acquiring Fund.  For the Target Fund, more information about these and other discounts is available from your financial professional and in the section entitled “Share Classes” on page 82 of the Target Fund’s prospectus and “How to Purchase Shares and Reduce Sales Charges” on page 44 of the Target Fund’s SAI.  For the Acquiring Fund, more information about these and other discounts is available from your financial professional and in the section entitled “Investing with Touchstone—Class A Shares—Letter of Intent” on page 152 of this Joint Proxy Statement/Prospectus and in the Acquiring Fund’s SAI on page 46.

SHAREHOLDER FEES
(fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	Wire Redemption Fee
Sentinel Balanced Fund – Class A Shares	5.00%	None	None
Touchstone Balanced Fund – Class A Shares Pro Forma	5.75%(1)	None(2)	up to $15
Sentinel Balanced Fund – Class C Shares	None	1.00%(2)	None
Touchstone Balanced Fund – Class C Shares Pro Forma	None	1.00%(2)	up to $15
Sentinel Balanced Fund – Class I Shares	None	None	None
Touchstone Balanced Fund – Class Y Shares Pro Forma	None	None	up to $15
Sentinel Balanced Fund – Class T Shares	2.50%	None	up to $15
Touchstone Balanced Fund – Class T Shares Pro Forma	2.50%	None	up to $15

(1)	No sales charge will be imposed on the Class A and Class T shares of the Acquiring Fund received in connection with the Reorganization.

(2)
A deferred sales charge of 1% applies to certain redemptions of Class A shares made within twelve months of purchase if the shares were purchased without an initial sales charge as part of an investment of $1 million or more. If you hold load-waived Class A shares or Class C shares of the Target Fund, the Acquiring Fund will look to the date of purchase of your Target Fund shares for purposes of assessing deferred sales charges on shares received in the Reorganization.

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Balanced Fund (Class A Shares)	Touchstone Balanced Fund Pro Forma (Class A Shares)
Management Fees	0.53%	0.53%
Distribution/Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.23%	0.32%(1)
Acquired Fund Fees and Expenses(2)	0.02%	0.02%(1)
Total Annual Fund Operating Expenses	1.03%	1.12%
Fee Waiver	None	(0.09%)
Total Annual Fund Operating Expenses After Fee Waiver	1.03%	1.03%

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Balanced Fund (Class C Shares)	Touchstone Balanced Fund Pro Forma (Class C Shares)
Management Fees	0.53%	0.53%
Distribution/Service (12b-1) Fees	1.00%	1.00%
Other Expenses	0.25%	0.33%(1)
Acquired Fund Fees and Expenses(2)	0.02%	0.02%(1)
Total Annual Fund Operating Expenses	1.80%	1.88%
Fee Waiver	None	(0.08%)(3)
Total Annual Fund Operating Expenses After Fee Waiver	1.80%	1.80%

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Balanced Fund (Class I Shares)	Touchstone Balanced Fund Pro Forma (Class Y Shares)
Management Fees	0.53%	0.53%
Distribution/Service (12b-1) Fees	None	None
Other Expenses	0.28%	0.38%(1)
Acquired Fund Fees and Expenses(2)	0.02%	0.02%(1)
Total Annual Fund Operating Expenses	0.83%	0.93%
Fee Waiver	None(4)	(0.10%)(3)
Total Annual Fund Operating Expenses After Fee Waiver	0.83%	0.83%

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Balanced Fund (Class T Shares)	Touchstone Balanced Fund Pro Forma (Class T Shares)
Management Fees	0.53%	0.53%
Distribution/Service (12b-1) Fees	0.25%	0.25%
Other Expenses(5)	2.40%	0.32%
Acquired Fund Fees and Expenses(5)	0.02%	0.02%
Total Annual Fund Operating Expenses	3.20%	1.12%
Fee Waiver	(2.17)%(6)	(0.09)%(3)
Total Annual Fund Operating Expenses After Fee Waiver	1.03%	1.03%

(1)
Other Expenses and Acquired Fund Fees and Expenses are estimated based on fees and expenses of the Acquiring Fund, assuming the Reorganization had been consummated as of the beginning of the 12-month period ended November 30, 2016.

(2)
Acquired Fund Fees and Expenses are expenses indirectly incurred by the Fund through its investments in one or more underlying funds, including money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Fund’s most recent annual report.

(3)
Effective upon consummation of the Reorganization, Touchstone Advisors has agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.01%, 1.78%, 0.81% and 1.01% of average daily net assets for Classes A, C, Y and T shares, respectively. The agreement will remain in effect for at least two years following the closing of the Reorganization.  The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Touchstone Funds Board, such amounts waived or reimbursed for a period of up to three years from the date of reimbursement or waiver. The Fund will make repayments to Touchstone Advisors only if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived and (2) the Fund’s current expense limitation. Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.”

(4)
Sentinel has contractually agreed to reimburse certain expenses paid by the Class I shares of the Funds to the extent necessary to prevent the total annual fund operating expense ratio of the Class I shares of the Funds, on an annualized basis, from exceeding the total annual fund operating expense ratio of the Class A shares of the same Fund. This agreement will continue through March 31, 2018. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Sentinel Funds. Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.” Fees waived and expenses reimbursed by Sentinel prior to the closing of the Reorganization may not be recouped by Sentinel or Touchstone Advisors following the closing of the Reorganization.

(5)
Class T shares have not commenced operations as of the date of this Joint Proxy Statement/Prospectus. For the Target Fund, Other Expenses and Acquired Fund Fees and Expenses are estimated based on fees and expenses incurred by the Fund during its most recent fiscal year and, for the Acquiring Fund Pro Forma, assuming the Reorganization had been consummated as of the beginning of the 12-month period ended November 30, 2016. Other Expenses for Class T shares of the Target Fund are based on actual expenses of an existing share class, adjusted to reflect the anticipated assets of the Class T shares at inception.

(6)
Sentinel has contractually agreed to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding Acquired Fund Fees and Expenses) for Class T shares, on an annualized basis, to 1.01% of average daily net assets attributable to Class T shares through March 31, 2018. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund.

Expense Examples.  The examples below are intended to help you compare the cost of investing in the Target Fund with the pro forma cost of investing in the Acquiring Fund following the Reorganization.  The examples assume that you invest $10,000 in each Fund and then either (i) sell all of your shares at the end of each period indicated below or (ii) keep all of your shares at the end of each period indicated below.  The examples also assume that your investment has a 5% annual return and that operating expenses (before fee waivers and expense reimbursements) remain the same. These examples also assume that the expense limitation agreement reflected in the Annual Fund Operating Expenses tables above for the Sentinel Balanced Fund will remain in place for one year and the expense limitation agreement for the Acquiring Fund will be in place for two years following the closing of the Reorganization.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares
Sentinel Balanced Fund	$600	$811	$1,040	$1,696
Touchstone Balanced Fund Pro Forma	$674	$893	$1,140	$1,844
Class C Shares
Sentinel Balanced Fund	$283	$566	$975	$2,116
Touchstone Balanced Fund Pro Forma	$283	$575	$1,001	$2,188
Class I Shares/Class Y Shares
Sentinel Balanced Fund	$85	$265	$460	$1,025
Touchstone Balanced Fund Pro Forma	$85	$276	$495	$1,124
Class T Shares
Sentinel Balanced Fund	$352	$1,013	$1,697	$3,519
Touchstone Balanced Fund Pro Forma	$352	$579	$834	$1,563

If shares are not redeemed:(1)	1 Year	3 Years	5 Years	10 Years
Class C Shares
Sentinel Balanced Fund	$183	$566	$975	$2,116
Touchstone Balanced Fund Pro Forma	$183	$575	$1,001	$2,188

(1)	For holders of all other classes, the costs are the same as set forth above.

How do the performance records of the Target Fund  and the Acquiring Fund compare?

The Acquiring Fund has no performance history.  The Target Fund will be the accounting and performance survivor of the Reorganization, and the Acquiring Fund will adopt its performance history.  The bar charts and the performance tables below provide some indication of the risks of an investment in the Acquiring Fund by showing how the Target Fund’s performance has varied from year to year and by showing how each Target Fund’s average annual returns compare with a broad measure of market performance. Performance of the Class A shares of the Target Fund prior to June 30, 2012, has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Class I shares of the Target Fund prior to August 27, 2007 (the inception date for the Class I shares) is based on the Fund’s Class A share performance of the Target Fund, restated to reflect that Class I shares of the Target Fund are offered without a sales charge. The Target Fund’s past performance, before and after taxes, does not necessarily represent how the corresponding Acquiring Fund will perform in the future.  Performance information for Class T shares of the Target Fund and the Acquiring Fund is not available because they have not commenced operations as of the date of the Joint Proxy Statement/Prospectus.  Updated performance information for the Target Fund is available on the Target Fund’s website at www.sentinelinvestments.com or by calling 800.282.3863.

Class A Shares

Best Quarter: Second Quarter, 2009 11.94%	Worst Quarter: Fourth Quarter, 2008 (13.84)%

The Sentinel Balanced Fund’s calendar year-to-date total return for Class A shares as of June 30, 2017 was 7.14%.

Average Annual Total Returns
 For the periods ended December 31, 2016

Sentinel Balanced Fund	Inception Date	1 Year	5 Years	10 Years
Class A (return before taxes)	11/15/1938	2.22%	7.69%	5.36%
Class A (return after taxes on distributions)	11/15/1938	1.74%	6.54%	4.37%
Class A (return after taxes on distributions and sale of fund shares)	11/15/1938	1.64%	5.99%	4.19%
Class C (return before taxes)	05/04/1998	5.76%	7.95%	5.01%
Class I (return before taxes)	08/27/2007	7.73%	9.01%	5.98%
S&P 500® Index(1) (reflects no deduction for fees, expenses or taxes)	N/A	11.96%	14.66%	6.95%
Bloomberg Barclays US Aggregate Bond Index(2) (reflects no deduction for taxes or certain expenses)	N/A	2.65%	2.23%	4.34%

(1)	The S&P 500® Index consists of approximately 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

(2)
The Bloomberg Barclays US Aggregate Bond Index measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.  If you hold your Fund shares through a tax-advantaged arrangement, such as an individual retirement account or a 401(k) plan, the after-tax returns do not apply to your situation.

How do the investment goals and principal investment strategies of the Funds compare?

The investment goals and principal investment strategies of the Sentinel Balanced Fund and the Touchstone Balanced Fund, along with descriptions of certain differences between the Funds’ investment goals and principal investment strategies, are set forth in the table below.  Although the Funds have similar investment goals and principal investment strategies, the analytical tools, techniques and investment selection process used by the sub-advisor to the Acquiring Fund may differ from those used by Sentinel.

Each Fund’s investment goal is non-fundamental, and may be changed by the applicable Board without shareholder approval. Shareholders of the Sentinel Balanced Fund will be given at least 30 days’ notice before any such change is made, and shareholders of the Touchstone Balanced Fund will be notified at least 60 days before any such change takes effect.

In addition, while the Sentinel Balanced Fund and the Touchstone Balanced Fund have generally similar principal investment strategies, there are certain key differences.  The Sentinel Balanced Fund invests at least 25% of its assets in bonds and at least 25% of its assets in common stock and other equity securities but uses a flexible asset allocation approach so that the allocation of the Fund’s assets between these asset classes may change over time.  In contrast, the Touchstone Balanced Fund generally expects to allocate 40% of its assets to fixed-income securities and 60% of its assets to equity securities.  In addition, the Touchstone Balanced Fund may invest a greater portion of its assets (30%) in non-investment-grade debt securities than the Sentinel Balanced Fund (20%).  Non-investment-grade debt securities are often referred to as “junk bonds” and are considered speculative.

	Sentinel Balanced Fund	Touchstone Balanced Fund	Differences
Investment Goal(s):	The Fund seeks capital appreciation and current income.	The Fund seeks capital appreciation and current income.	—
Principal Investment Strategy:
The Fund normally invests primarily in common stocks and bonds with at least 25% of its assets in bonds and at least 25% of its assets in common stock. When determining this percentage, convertible bonds and/or preferred stocks are considered common stocks, unless these securities are held primarily for income.

The Fund seeks to achieve its investment goal by investing primarily in a diversified portfolio of fixed-income and equity securities. Under normal circumstances, the Fund generally expects to allocate 40% of its assets to fixed-income securities and 60% of its assets to equity securities.

The Target Fund invests at least 25% of its assets in bonds and at least 25% of its assets in common stock. The Acquiring Fund expects to allocate 40% of its assets to fixed-income securities and 60% of its assets to equity securities.

Credit Quality:
The bond portion of the Fund may be invested without limitation in bonds in the first through the fourth highest rating categories of Moody’s (Aaa to Baa) and Standard and Poor’s (AAA to BBB). No more than 20% of the Fund’s total assets may be invested in lower-quality bonds (e.g., bonds rated below Baa by Moody’s or BBB by Standard & Poor’s) (i.e., “junk bonds”).

The Fund’s sub-advisor primarily invests in investment-grade debt securities, but may invest up to 30% of the Fund’s fixed-income sleeve in non-investment-grade debt securities rated as low as B by a Nationally Recognized Statistical Rating Organization (i.e., “junk bonds”).

No more than 20% of the Target Fund’s total assets may be invested in lower-quality bonds, while the Acquiring Fund may invest up to 30% of the Fund’s fixed-income sleeve in non-investment-grade debt securities (i.e., “junk bonds”).

	Sentinel Balanced Fund	Touchstone Balanced Fund	Differences
Issuer Size:	The Fund has no stated policy regarding market capitalization.	With respect to equities, the Fund invests primarily in issuers having a market capitalization, at the time of purchase, above $5 billion.	The Acquiring Fund primarily invests in issuers having a market capitalization above $5 billion. The Target Fund has no stated policy regarding market capitalization.
Non-U.S. Investments:	The Fund may invest without limitation in foreign securities. Under normal circumstances, the equity securities in which the Fund invests are predominantly those of U.S. companies.
Up to 35% of the Fund’s equity sleeve may be invested in securities of foreign issuers through the use of ordinary shares or depositary receipts such as American Depositary Receipts (“ADRs”). The Fund may also invest in equity securities of emerging market countries.
The Target Fund may invest without limitation in foreign securities. The Acquiring Fund may invest up to 35% of its equity sleeve in securities of foreign issuers.
Sector or Industry Focus:
The Fund may invest in any economic sector and at times it may emphasize one or more particular sectors.  The Fund will not make investments that result in the concentration of its investments in a single industry.
		The Fund will not make investments that result in the concentration of its investments in a single industry.	While the Target Fund may emphasize one or more particular sectors, each Fund will not concentrate its investments in a single industry.
Derivatives and Other Instruments:
The Fund may use derivative instruments (e.g., exchange-traded derivatives such as futures and options, and other derivatives such as swap agreements, options on swaps and interest rate caps and floors) for investment purposes, such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks.

The Fund may invest in derivatives, including forwards, futures contracts, interest rate and credit default swap agreements, and options.  These investments may be used to gain market exposure, to adjust the Fund’s duration, to manage interest rate risk, and for any other purposes consistent with the Fund’s investment strategies and limitations.

The Fund may also invest in mortgage dollar-roll transactions and reverse repurchase agreements.

While there are certain differences,  each Fund may invest in a broad range of derivative instruments. The Target Fund has a stated policy that its use of derivatives may not result in leverage, while the Acquiring Fund’s use of derivatives may have the effect of creating leverage.

	Sentinel Balanced Fund	Touchstone Balanced Fund	Differences
Hedging:	The Fund may use derivative instruments in order to hedge various risks, such as interest rate, credit and currency risk. The Fund is not required to use hedging and may choose not to do so.	The Fund may invest in derivatives to hedge market exposure.	While there are certain differences, each Fund may, but is not required to, hedge risks using a variety of derivatives.
Active Trading:	In managing the fixed-income portion of the portfolio, the Fund utilizes an active trading approach, which is expected to result in portfolio turnover greater than 100%.	The Fund may engage in frequent and active trading as part of its principal investment strategies.	While there are certain differences, each Fund may engage in active trading.

Additional Information About the Funds’ Principal Investment Strategies

Target Fund.  Sentinel will divide the Fund’s assets among stocks and bonds based on whether it believes stocks or bonds offer a better value at the time. More bonds normally enhance price stability, and more stocks usually enhance growth potential.

With respect to the Target Fund’s investments in bonds, the Fund may make unlimited investments in U.S. government mortgage-backed securities (“MBS”) issued and/or guaranteed by the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”) and by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”). The Fund may invest in exchange-traded funds (“ETFs”) in carrying out its investment strategies with respect to the fixed-income portion of the portfolio. The Fund considers investments in bond ETFs (ETFs whose underlying portfolio consists of debt instruments) as investments in fixed income instruments. While the original maximum life of a mortgage-backed security considered for this Fund can vary, its average life is likely to be substantially less than the original maturity of the underlying mortgages, because the mortgages in these pools may be prepaid, refinanced, curtailed, or foreclosed. Prepayments are passed through to the mortgage-backed security holder along with regularly scheduled minimum repayments of principal and payments of interest.

With respect to the Target Fund’s investments in equities, Sentinel’s investment philosophy centers on building a diverse portfolio consisting largely of securities of high quality companies with a positive multi-year outlook offered at attractive valuation levels, based on a number of metrics, including value relative to its history, peers and/or the market over time. Sentinel has a preference for companies that earn above-average rates of return on capital and that generate free cash flow. Additionally, earnings revision trends are important.

The Target Fund may also purchase or sell “to be announced” or “TBA” securities, which usually are transactions in which the Fund buys or sells agency mortgage-backed securities (“MBS”) on a forward commitment basis. In a TBA transaction, the seller of the agency MBS agrees on a sale price, but does not specify which particular securities will be delivered to the buyer on settlement day. Instead, only a few basic characteristics of the securities are agreed upon, such as the coupon rate and the face value. The Fund may engage in short sales of agency MBS that the Fund does not own, primarily as part of a TBA swap transaction. A TBA swap transaction involves an agreement to purchase one agency MBS and a simultaneous agreement to sell a different agency MBS.

The Target Fund may sell a security if the fundamentals of the company are deteriorating or the original investment premise is no longer valid, the security is trading meaningfully higher than what the portfolio manager believes is a fair valuation, to manage the size of the holding or the sector weighting and/or to take advantage of a more attractive investment opportunity. The Fund may also sell a security to meet redemptions.

Acquiring Fund.  The Acquiring Fund seeks to achieve its investment goal by investing primarily in a diversified portfolio of fixed-income and equity securities.  The following table details, under normal circumstances, how the Fund generally expects to allocate its assets among equity and fixed-income, as of the date of this Joint Proxy Statement/Prospectus.

Allocations	Approximate Target Allocation
Equity	60%
Fixed-Income	40%

With respect to equities, the Fund invests primarily in issuers having a market capitalization, at the time of purchase, above $5 billion. Equity securities include common stock and preferred stock. These securities may be listed on an exchange or traded over-the-counter.  Up to 35% of the Fund’s equity sleeve may be invested in securities of foreign issuers through the use of ordinary shares or depositary receipts such as American Depositary Receipts (“ADRs”). The Fund may also invest in equity securities of emerging market countries.

With respect to fixed-income, the Fund will investment primarily in bonds, including mortgage-related securities, asset-backed securities, government securities (both U.S. government securities and foreign sovereign debt), and corporate debt securities. Fort Washington, the Fund’s sub-advisor, primarily invests in investment-grade debt securities, but may invest up to 30% of the Fund’s fixed-income sleeve in non-investment-grade debt securities rated as low as B by a Nationally Recognized Statistical Rating Organization.  Non-investment-grade debt securities are often referred to as “junk bonds” and are considered speculative.

The Fund may engage in frequent and active trading as part of its principal investment strategies.  Additionally, in order to implement its investment strategy, the Fund may invest in mortgage dollar-roll transactions and reverse repurchase agreements, and in derivatives, including forwards, futures contracts, interest rate and credit default swap agreements, and options. These investments may be used to gain or hedge market exposure, to adjust the Fund’s duration, to manage interest rate risk, and for any other purposes consistent with the Fund’s investment strategies and limitations.

The sub-advisor, subject to approval by the Fund’s Advisor, may change the Fund’s target allocation to each asset class (or to additional asset classes) without prior approval from or notice to shareholders.

How do the principal risks of investing in the Funds compare?

An investment in each Fund is subject to derivatives risk, equity securities (stock market) risk, fixed-income securities risk including non-investment-grade debt securities risk, foreign securities risk, portfolio turnover risk and sector risk.  An investment in the Sentinel Balanced Fund is also subject to asset allocation risk, investment style risk, other investment companies and ETFs risk, short sales risk and TBA securities risk.  An investment in the Touchstone Balanced Fund is also subject to leverage risk and management risk, as well as additional fixed-income securities risks including corporate loan risk distressed securities risk and additional foreign securities risks including emerging markets risk.  For more information on the Funds’ principal risks, see “Comparison of Principal Risks.”

Who will be the Advisor, Sub-Advisor and Portfolio Managers of my Fund after the Reorganization?

Sentinel is the investment advisor to Sentinel Balanced Fund. The portfolio manager of Sentinel Balanced Fund is Jason Doiron.

After the Reorganization, Touchstone Advisors will serve as the investment advisor and Fort Washington will serve as the sub-advisor to Touchstone Balanced Fund.   The portfolio managers of Touchstone Balanced Fund are James Wilhelm, Timothy Policinski and Daniel J. Carter.  For additional information regarding the advisor, sub-advisor and portfolio managers listed above, please see the section entitled “The Funds’ Management—Investment Advisor” and “The Funds’ Management—Sub-Advisors and Portfolio Managers.”

What are the portfolio turnover rates of the Funds?

A Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance.  During the fiscal year ended November 30, 2016, the Target Fund’s portfolio turnover rate was 45% of the average value of its portfolio.  The Acquiring Fund will not commence operations until the consummation of the Reorganization.  The portfolio turnover rate of the Acquiring Fund  may be different from the portfolio turnover rate of the Target Fund due to the Touchstone Balanced Fund having a different portfolio management team and certain differences in investment strategies, as well as expected repositioning of the portfolio following the Reorganization.

Will there be any repositioning of the portfolio after the Reorganization?

It is expected that a significant portion (approximately two-thirds) of the portfolio investments of the Target Fund may be sold by the Acquiring Fund following the Reorganization.  However, the timing of any repositioning and its resulting impact on capital gains distributions in 2017 and beyond is uncertain. It is intended that at least one-third of the portfolio investments of the Target Fund will be held for at least the first year following the Reorganization. In addition, additional securities may be sold over time in the ordinary course of business. To mitigate repositioning-related tax consequences to shareholders holding Fund shares in taxable accounts, Fort Washington intends to take steps including, among other things, executing the repositioning over time across multiple fiscal years and harvesting offsetting capital losses during periods of market volatility.  There can be no assurance that these steps will be effective in materially reducing or eliminating the aggregate tax consequences of the repositioning.  The amounts per share of any capital gains distributions resulting from the repositioning will depend on a number of factors, including the proportion of portfolio holdings that are actually sold, the timing of portfolio sales, the performance of the stock and bond markets in general, the availability of offsetting capital losses and the scale of purchase and redemption activity in Fund shares.  The timing of portfolio sales will also be subject to market conditions existing after the closing of the Reorganization.  Accordingly, the per share amounts of any capital gains distributions resulting from the repositioning cannot be estimated at this time.  Touchstone Advisors publishes estimates of capital gains distributions for the Touchstone Funds on its website (https://www.touchstoneinvestments.com/literature-center/taxplanning.htm), generally in October of each year.  The Acquiring Fund will also bear brokerage costs in connection with the repositioning.  For illustration purposes only, if the Reorganization had been completed as of March 31, 2017 and the Acquiring Fund had sold on a pro rata basis two-thirds of the investments held in the Target Fund’s portfolio as of March 31, 2017, the resulting realized capital gains estimate would be expected to total $4.54 per share and the brokerage commissions would be expected to total approximately $136,000 in the aggregate, or $0.008 per share, based on average commission costs of the Fund.  Under the same circumstances, if only one-third of the investments held in the Target Fund’s portfolio had been repositioned as of March 31, 2017, the resulting realized capital gains and brokerage cost estimates would be reduced by half, to $2.27 and $0.004 per share, respectively. The brokerage costs to be borne by the Acquiring Fund will be borne by both Acquiring Fund shareholders and continuing Target Fund shareholders (as shareholders of the Acquiring Fund following the Reorganization).

SYNOPSIS:  REORGANIZATION OF SENTINEL COMMON STOCK FUND INTO TOUCHSTONE LARGE CAP FOCUSED FUND

What class of shares of the Acquiring Fund will I receive in the Reorganization?

Shareholders of the Sentinel Common Stock Fund will receive shares of the Touchstone Large Cap Focused Fund, as follows:

Sentinel Common Stock Fund	Touchstone Large Cap Focused Fund
Class A	Class A
Class C	Class C
Class I	Class Y
Class R6	Institutional Class
Class T	Class T

How do the fees and expenses of the Target Fund and the Acquiring Fund compare?

The tables below describe the fees and expenses that you pay if you buy and hold shares of the Sentinel Common Stock Fund and the pro forma fees and expenses that you may pay if you buy and hold shares of the Touchstone Large Cap Focused Fund after giving effect to the Reorganization.  The pro forma expense ratios project anticipated expenses of the Touchstone Large Cap Focused Fund, but actual expenses may be greater or less than those shown.  Expenses for the Class A, Class C, Class I and Class R6 shares of the Sentinel Common Stock Fund are based on the operating expenses incurred by each class of shares of the Fund for the fiscal year ended November 30, 2016.  Class T shares of the Sentinel Common Stock Fund have not commenced operations as of the date of this Joint Proxy Statement/Prospectus, and therefore expenses for the Fund’s Class T shares are estimated based on the operating expenses incurred by the Fund during its most recent fiscal year.  Touchstone Large Cap Focused Fund is newly formed and will commence operations upon the closing of the Reorganization.  Pro forma fees and expenses are estimated for the Touchstone Large Cap Focused Fund based on assets of the Sentinel Fund as of November 30, 2016.

The Sentinel Funds’ policies and procedures applicable to purchases, exchanges and redemptions are generally comparable to those of the Touchstone Funds; however, following the Reorganizations, purchases, exchanges and redemptions of Touchstone Fund shares may be subject to fees, charges, expenses and limitations that differ from those applicable to the Target Funds. See generally “Investing with Touchstone” on page 149.  No sales charge will be imposed on the Class A and Class T shares of the Acquiring Fund received in connection with the Reorganization.  In addition, you may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 or more in the Sentinel Funds or $50,000 or more in the Touchstone Funds.  You may qualify for sales charge discounts if you invest at least $250,000 in a single transaction in Class T shares of the Target Fund or Acquiring Fund.  For the Target Fund, more information about these and other discounts is available from your financial professional and in the section entitled “Share Classes” on page 82 of the Target Fund’s prospectus and “How to Purchase Shares and Reduce Sales Charges” on page 44 of the Target Fund’s SAI.  For the Acquiring Fund, more information about these and other discounts is available from your financial professional and in the section entitled “Investing with Touchstone—Class A Shares—Letter of Intent” on page 152 of this Joint Proxy Statement/Prospectus and in the Acquiring Fund’s SAI on page 46.

SHAREHOLDER FEES
(fees paid directly from your investment)

	Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	Wire Redemption Fee
Sentinel Common Stock Fund – Class A	5.00%	None	None
Touchstone Large Cap Focused Fund – Class A Pro Forma	5.75%(1)	None(2)	up to $15

Sentinel Common Stock Fund – Class C	None	1.00%(2)	None
Touchstone Large Cap Focused Fund – Class C Pro Forma	None	1.00%(2)	up to $15

Sentinel Common Stock Fund – Class I	None	None	None
Touchstone Large Cap Focused Fund – Class Y Pro Forma	None	None	up to $15

Sentinel Common Stock Fund – Class R6	None	None	None
Touchstone Large Cap Focused Fund – Institutional Class Pro Forma	None	None	up to $15

Sentinel Common Stock Fund – Class T	2.50%	None	None
Touchstone Large Cap Focused Fund –Class T Pro Forma	2.50%	None	up to $15

(1)	No sales charge will be imposed on the Class A and Class T shares of the Acquiring Fund received in connection with the Reorganization.

(2)
A deferred sales charge of 1% applies to certain redemptions of Class A shares made within twelve months of purchase if the shares were purchased without an initial sales charge as part of an investment of $1 million or more.  If you hold load-waived Class A shares or Class C shares of the Target Fund, the Acquiring Fund will look to the date of purchase of your Target Fund shares for purposes of assessing deferred sales charges on shares received in the Reorganization.

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Common Stock Fund (Class A)	Touchstone Large Cap Focused Fund Pro Forma (Class A)
Management Fees	0.57%	0.57%
Distribution/Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.18%	0.26%(1)
Total Annual Fund Operating Expenses	1.00%	1.08%
Fee Waiver	None	(0.08%)(2)
Total Annual Fund Operating Expenses After Fee Waiver	1.00%	1.00%

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Common Stock Fund (Class C)	Touchstone Large Cap Focused Fund Pro Forma (Class C)
Management Fees	0.57%	0.57%
Distribution/Service (12b-1) Fees	1.00%	1.00%
Other Expenses	0.22%	0.30%(1)
Total Annual Fund Operating Expenses	1.79%	1.87%
Fee Waiver	None	(0.08%)(2)
Total Annual Fund Operating Expenses After Fee Waiver	1.79%	1.79%

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Common Stock Fund (Class I)	Touchstone Large Cap Focused Fund Pro Forma (Class Y)
Management Fees	0.57%	0.57%
Distribution/Service (12b-1) Fees	None	None
Other Expenses	0.15%	0.23%(1)
Total Annual Fund Operating Expenses	0.72%	0.80%
Fee Waiver	—(3)	(0.08%)(2)
Total Annual Fund Operating Expenses After Fee Waiver	0.72%	0.72%

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Common Stock Fund (Class R6)	Touchstone Large Cap Focused Fund Pro Forma (Institutional Class)
Management Fees	0.57%	0.57%
Distribution/Service (12b-1) Fees	None	None
Other Expenses	0.15%	0.23%(1)
Total Annual Fund Operating Expenses	0.72%	0.80%
Fee Waiver	(0.07%)(4)	(0.15%)(2)
Total Annual Fund Operating Expenses After Fee Waiver	0.65%	0.65%

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Common Stock Fund (Class T)	Touchstone Large Cap Focused Fund Pro Forma (Class T)
Management Fees	0.57%	0.57%
Distribution/Service (12b-1) Fees	0.25%	0.25%
Other Expenses(5)	2.40%	0.26%
Total Annual Fund Operating Expenses	3.22%	1.08%
Fee Waiver	(2.22)%(6)	(0.08%)(2)
Total Annual Fund Operating Expenses After Fee Waiver	1.00%	1.00%

(1)	Other Expenses are estimated based on fees and expenses of the Acquiring Fund, assuming the Reorganization had been consummated as of the beginning of the 12-month period ended November 30, 2016.

(2)
Effective upon consummation of the Reorganization, Touchstone Advisors has agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.00%, 1.79%, 0.72%, 0.65%  and 1.00% of average daily net assets for Classes A, C, Y, Institutional and T shares, respectively. The agreement will remain in effect for at least two years following the closing of the Reorganization.  The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Touchstone Funds Board, such amounts waived or reimbursed for a period of up to three years from the date of reimbursement or waiver. The Fund will make repayments to Touchstone Advisors only if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived and (2) the Fund’s current expense limitation. Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement”

(3)
Sentinel has contractually agreed to reimburse certain expenses paid by the Class I shares of the Funds to the extent necessary to prevent the total annual fund operating expense ratio of the Class I shares of the Funds, on an annualized basis, from exceeding the total annual fund operating expense ratio of the Class A shares of the same Fund. This agreement will continue through March 31, 2018. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of Sentinel Funds. Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.” No right that Sentinel may have to recoup previously waived fees and/or reimbursed expenses under certain circumstances will survive the closing of the Reorganization.

(4)
Sentinel has contractually agreed to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for Class R6 shares of the Common Stock Fund, on an annualized basis, to 0.65% of average daily net assets attributable to Class R6 shares through March 31, 2018. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of Sentinel Funds. Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.” Fees waived and expenses reimbursed by Sentinel prior to the closing of the Reorganization may not be recouped by Sentinel or Touchstone Advisors following the closing of the Reorganization.

(5)
Class T shares have not commenced operations as of the date of this Joint Proxy Statement/Prospectus. For the Target Fund, Other Expenses are estimated based on fees and expenses incurred by the Fund during its most recent fiscal year and, for the Acquiring Fund Pro Forma, assuming the Reorganization had been consummated as of the beginning of the 12-month period ended November 30, 2016. Other Expenses for Class T shares of the Target Fund are based on actual expenses of an existing share class, adjusted to reflect the anticipated assets of the Class T shares at inception.

(6)
Sentinel has contractually agreed to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding Acquired Fund Fees and Expenses) for Class T shares, on an annualized basis, to 1.00% of average daily net assets attributable to Class T shares through March 31, 2018. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund.

Expense Examples.  The examples below are intended to help you compare the cost of investing in the Target Fund with the pro forma cost of investing in the Acquiring Fund.  The examples assume that you invest $10,000 in each Fund and then either (i) sell all of your shares at the end of each period indicated below or (ii) keep all of your shares at the end of each period indicated below.  The examples also assume that your investment has a 5% annual return and that operating expenses (before fee waivers and expense reimbursements) remain the same. These examples also assume that the expense limitation agreement reflected in the Annual Fund Operating Expenses tables above for the Sentinel Common Stock Fund will remain in place for one year and the expense limitation agreement for the Acquiring Fund will be in place for two years following the closing of the Reorganization.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares
Sentinel Common Stock Fund	$597	$802	$1,025	$1,663
Touchstone Large Cap Focused Fund Pro Forma	$671	$883	$1,121	$1,803
Class C Shares
Sentinel Common Stock Fund	$282	$563	$970	$2,105
Touchstone Large Cap Focused Fund Pro Forma	$282	$572	$996	$2,177
Class I Shares/Class Y Shares
Sentinel Common Stock Fund	$74	$230	$401	$894
Touchstone Large Cap Focused Fund Pro Forma	$74	$239	$428	$975
Class R6 Shares/Institutional Class Shares
Sentinel Common Stock Fund	$66	$223	$394	$888
Touchstone Large Cap Focused Fund Pro Forma	$66	$225	$414	$961
Class T Shares
Sentinel Common Stock Fund	$349	$1,014	$1,703	$3,534
Touchstone Large Cap Focused Fund Pro Forma	$349	$569	$815	$1,520

If shares are not redeemed:(1)	1 Year	3 Years	5 Years	10 Years
Class C Shares
Sentinel Common Stock Fund	$182	$563	$970	$2,105
Touchstone Large Cap Focused Fund Pro Forma	$182	$572	$996	$2,177

(1)	For holders of all other classes, the costs are the same as set forth above.

How do the performance records of the Target Funds and the Acquiring Fund compare?

The Acquiring Fund has no performance history.  The Target Fund will be the accounting and performance survivor of the Reorganization.  The bar chart and the performance table below provide some indication of the risks of an investment in the Acquiring Fund by showing how the Target Fund’s performance has varied from year to year and by showing how the Target Fund’s average annual returns compare with a broad measure of market performance. Performance of the Target Fund’s Class A shares prior to June 30, 2012, has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Target Fund’s Class I shares prior to May 4, 2007 (the inception date for the Class I shares) is based on the Target Fund’s Class A share performance, restated to reflect that Class I shares are offered without a sales charge. Performance of the Target Fund’s Class R6 shares prior to December 23, 2014 (the inception date for the Class R6 shares) is based on the Target Fund’s Class A share performance, restated to reflect that Class R6 shares are offered without a sales charge. The Target Fund’s past performance, before and after taxes, does not necessarily represent how the Acquiring Fund will perform in the future.  Performance information for Class T shares of the Target Fund and the Acquiring Fund is not available because they have not commenced operations as of the date of the Joint Proxy Statement/Prospectus.  Updated performance information for the Target Fund is available on the Target Fund’s website at www.sentinelinvestments.com or by calling 800.282.3863.

Class A Shares

Best Quarter: Second Quarter, 2009 17.55%	Worst Quarter: Fourth Quarter, 2008 (21.75%)

The Sentinel Common Stock Fund’s calendar year-to-date total return for Class A shares as of June 30, 2017 was 10.17%.

Average Annual Total Returns
 For the Periods Ended December 31, 2016

Sentinel Common Stock Fund	Inception Date	1 Year	5 Years	10 Years
Class A (return before taxes)	01/12/1934	5.70%	11.89%	6.37%
Class A (return after taxes on distributions)	01/12/1934	3.97%	10.16%	5.37%
Class A (return after taxes on distributions and sale of fund shares)	01/12/1934	4.65%	9.39%	5.08%
Class C (return before taxes)	05/04/1998	9.38%	12.14%	6.01%
Class I (return before taxes)	05/04/2007	11.58%	13.38%	7.27%
Class R6 (return before taxes)	12/23/2014	11.64%	13.20%	6.99%
S&P 500® Index(1) (reflects no deduction for fees, expenses or taxes)	N/A	11.96%	14.66%	6.95%

(1)	The S&P 500® Index consists of approximately 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.  If you hold your Fund shares through a tax-advantaged arrangement, such as an individual retirement account or a 401(k) plan, the after-tax returns do not apply to your situation.

How do the investment goals and principal investment strategies of the Funds compare?

The investment goals and principal investment strategies of the Sentinel Common Stock Fund and the Touchstone Large Cap Focused Fund, along with descriptions of certain differences between the Funds’ investment goals and principal investment strategies, are set forth in the table below.  Although the Funds have similar investment goals and principal investment strategies, the analytical tools, techniques and investment selection process used by the sub-advisor to the Acquiring Fund may differ from those used by Sentinel.

Each Fund’s investment goal is non-fundamental, and may be changed by the applicable Board without shareholder approval. Shareholders of the Sentinel Common Stock Fund will be given at least 30 days’ notice before any such change is made, and shareholders of the Touchstone Large Cap Focused Fund will be notified at least 60 days before any such change takes effect. In addition, while the Sentinel Common Stock Fund is classified as diversified under the 1940 Act, the Touchstone Large Cap Focused Fund is classified as non-diversified and may invest a significant percentage of its assets in a small number of issuers. While the 1940 Act requires a shareholder vote for a fund to change its classification from diversified to non-diversified, no shareholder vote is required for a fund to change its classification from non-diversified to diversified. Accordingly, the Touchstone Funds Board would be permitted to change the classification of the Touchstone Large Cap Focused Fund to that of a diversified fund without shareholder approval.

	Sentinel Common Stock Fund	Touchstone Large Cap Focused Fund	Differences
Investment Goal(s):	The Fund seeks a combination of capital appreciation and income.	The Fund seeks capital appreciation.	While each Fund’s investment goal includes capital appreciation, the Target Fund’s investment goal also includes income.

	Sentinel Common Stock Fund	Touchstone Large Cap Focused Fund	Differences
Principal Investment Strategy:	The Fund normally invests at least 80% of its net assets in common stocks.	The Fund invests, under normal market conditions, at least 80% of its net assets in equity securities.	—
Diversification:	Diversified	Non-Diversified
The Target Fund is a diversified fund while the Acquiring Fund is a non-diversified fund.  As a result, the Acquiring Fund may invest a significant percentage of its assets in a smaller number of issuers.

Issuer Size:	The Fund typically invests in common stocks of companies above $5 billion in market capitalization.	The Fund invests primarily in issuers having a market capitalization, at the time of purchase, above $5 billion.	—
Non-U.S. Investments:	The Fund may invest without limitation in foreign securities. Under normal circumstances, the Fund invests predominantly in common stocks of U.S. companies.
The Fund may invest up to 35% of its assets in securities of foreign issuers through the use of ordinary shares or depositary receipts such as American Depositary Receipts (“ADRs”). The Fund may also invest in securities of emerging market countries.
The Target Fund may invest without limitation in foreign securities, while the Acquiring Fund may invest up to 35% of its assets in securities of foreign issuers.
Sector or Industry Focus:
Up to 25% of the Fund’s assets may be invested in securities within a single industry. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.  The Fund will not make investments that result in the concentration of its investments in a single industry.
		The Fund will not make investments that result in the concentration of its investments in a single industry.	While the Target Fund may emphasize one or more particular sectors, each Fund will not concentrate its investments in a single industry.

Additional Information About the Funds’ Principal Investment Strategies

Target Fund.  The Target Fund invests mainly in a diverse group of common stocks of well-established companies, many of which historically have paid regular dividends. When appropriate, the Fund also may invest in preferred stocks or debentures convertible into common stocks. Sentinel’s investment philosophy centers on building a diverse portfolio consisting largely of securities of high quality companies with a positive multi-year outlook offered at attractive valuation levels, based on a number of metrics, including value relative to its history, peers and/or the market over time. Sentinel has a preference for companies that earn above-average rates of return on capital and that generate free cash flow. Additionally, earnings revision trends are important.

The Target Fund may sell a security if the fundamentals of the company are deteriorating or the original investment premise is no longer valid, the security is trading meaningfully higher than what the portfolio managers believe is a fair valuation, to manage the size of the holding or the sector weighting and/or to take advantage of a more attractive investment opportunity. A security may also be sold to meet redemptions.

Acquiring Fund.  The Acquiring Fund invests, under normal market conditions, at least 80% of its net assets in equity securities. The Fund invests primarily in issuers having a market capitalization, at the time of purchase, above $5 billion. The Fund’s 80% policy is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. Equity securities include common stock and preferred stock. These securities may be listed on an exchange or traded over-the-counter.

In selecting securities for the Fund, the Acquiring Fund’s sub-advisor, Fort Washington, seeks to invest in companies that:

•	Are trading below its estimate of the companies’ intrinsic value; and

•
Have a sustainable competitive advantage or a high barrier to entry in place. The barrier(s) to entry can be created through a cost advantage, economies of scale, high customer loyalty, or a government barrier (e.g., license or subsidy). Fort Washington believes that the strongest barrier to entry is the combination of economies of scale and higher customer loyalty.

The Acquiring Fund will generally hold 25 to 40 companies, with residual cash and equivalents expected to represent less than 10% of the Fund’s net assets. The Fund may, at times, hold fewer securities and a higher percentage of cash and equivalents when, among other reasons, Fort Washington cannot find a sufficient number of securities that meets its purchase requirements.

The Acquiring Fund may invest up to 35% of its assets in securities of foreign issuers through the use of ordinary shares or depositary receipts such as American Depositary Receipts (“ADRs”).  The Fund may also invest in securities of emerging market countries.

The Acquiring Fund will generally sell a security if it reaches Fort Washington’s estimate of fair value, if a more attractive investment opportunity is available, or if a structural change has taken place and Fort Washington cannot reliably estimate the impact of the change on the business fundamentals.

How do the principal risks of investing in the Funds compare?

An investment in each Fund is subject to equity securities (stock market) risk, foreign securities risk and sector risk.  An investment in the Sentinel Common Stock Fund is also subject to investment style risk.  An investment in the Touchstone Large Cap Focused Fund is also subject to management risk and non-diversification risk, as well as additional foreign securities risks including emerging markets risk.  For more information on the Funds’ principal risks, see “Comparison of Principal Risks.”

Who will be the Advisor, Sub-Advisor and Portfolio Managers of my Fund after the Reorganization?

Sentinel is the investment advisor to Sentinel Common Stock Fund. The portfolio manager of Sentinel Common Stock Fund is Hilary Roper.

After the Reorganization, Touchstone Advisors will serve as the investment advisor and Fort Washington will serve as the sub-advisor to Touchstone Large Cap Focused Fund.   The portfolio manager of Touchstone Large Cap Focused Fund is James Wilhelm.  For additional information regarding the advisor, sub-advisor and portfolio manager listed above, please see the section entitled “The Funds’ Management—Investment Advisor” and “The Funds’ Management—Sub-Advisors and Portfolio Managers.”

What are the portfolio turnover rates of the Funds?

A Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance.  During the fiscal year ended November 30, 2016, the Target Fund’s portfolio turnover rate was 8% of the average value of its portfolio.  The Acquiring Fund will not commence operations until the consummation of the Reorganization.  The portfolio turnover rate of the Acquiring Fund may be different from the portfolio turnover rate of the Target Fund due to the Acquiring Fund having a different portfolio manager and certain differences in investment strategies.

Will there be any repositioning of the portfolio after the Reorganization?

It is expected that a significant portion (approximately two-thirds) of the portfolio investments of the Target Fund may be sold by the Acquiring Fund following the Reorganization.  However, the timing of any repositioning and its resulting impact on capital gains distributions in 2017 and beyond is uncertain. It is intended that at least one-third of the portfolio investments of the Target Fund will be held for at least the first year following the Reorganization. In addition, additional securities may be sold over time in the ordinary course of business. To mitigate repositioning-related tax consequences to shareholders holding Fund shares in taxable accounts, Fort Washington intends to take steps including, among other things, executing the repositioning over time across multiple fiscal years and harvesting offsetting capital losses during periods of market volatility.  There can be no assurance that these steps will be effective in materially reducing or eliminating the aggregate tax consequences of the repositioning.  The amounts per share of any capital gains distributions resulting from the repositioning will depend on a number of factors, including the proportion of portfolio holdings that are actually sold, the timing of portfolio sales, the performance of the stock market in general, the availability of offsetting capital losses and the scale of purchase and redemption activity in Fund shares.  The timing of portfolio sales will also be subject to market conditions existing after the closing of the Reorganization.  Accordingly, the per share amounts of any capital gains distributions resulting from the repositioning cannot be estimated at this time.  Touchstone Advisors publishes estimates of capital gains distributions for the Touchstone Funds on its website (https://www.touchstoneinvestments.com/literature-center/taxplanning.htm), generally in October of each year.  The Acquiring Fund will also bear brokerage costs in connection with the repositioning.  For illustration purposes only, if the Reorganization had been completed as of March 31, 2017 and the Acquiring Fund had sold on a pro rata basis two-thirds of the investments held in the Target Fund’s portfolio as of March 31, 2017, the resulting realized capital gains estimate would be expected to total $14.85 and the brokerage commissions would be expected to total approximately $410,000 in the aggregate, or $0.009 per share, based on average commission costs of the Fund.  Under the same circumstances, if only one-third of the investments held in the Target Fund’s portfolio had been repositioned as of March 31, 2017, the resulting realized capital gains and brokerage cost estimates would be reduced by half, to $7.43 and $0.004 per share, respectively. The brokerage costs to be borne by the Acquiring Fund will be borne by both Acquiring Fund shareholders and continuing Target Fund shareholders (as shareholders of the Acquiring Fund following the Reorganization).

SYNOPSIS:  REORGANIZATION OF SENTINEL INTERNATIONAL EQUITY FUND INTO
TOUCHSTONE INTERNATIONAL EQUITY FUND

What class of shares of the Acquiring Fund will I receive in the Reorganization?

Shareholders of the Sentinel International Equity Fund will receive shares of the Touchstone International Equity Fund, as follows:

Sentinel International Equity Fund	Touchstone International Equity Fund
Class A	Class A
Class C	Class C
Class I	Class Y
Class T	Class T

How do the fees and expenses of the Target Fund and the Acquiring Fund compare?

The tables below describe the fees and expenses that you pay if you buy and hold shares of  the Sentinel International Equity Fund and the pro forma fees and expenses that you may pay if you buy and hold shares of the Touchstone International Equity Fund after giving effect to the Reorganization.  The pro forma expense ratios project anticipated expenses of the Touchstone International Fund following the Reorganization, but actual expenses may be greater or less than those shown.  Expenses for the Class A, Class C and Class I shares of the Sentinel International Equity Fund are based on the operating expenses incurred by each class of shares of the Fund for the fiscal year ended November 30, 2016.  Class T shares of the Sentinel International Equity Fund have not commenced operations as of the date of this Joint Proxy Statement/Prospectus, and therefore expenses for the Fund’s Class T shares are estimated based on the operating expenses incurred by the Fund during its most recent fiscal year. Pro forma fees and expense of Touchstone International Equity Fund are estimated based on the assets of Sentinel International Equity Fund as of November 30, 2016.

The Sentinel Funds’ policies and procedures applicable to purchases, exchanges and redemptions are generally comparable to those of the Touchstone Funds; however, following the Reorganizations, purchases, exchanges and redemptions of Touchstone Fund shares may be subject to fees, charges, expenses and limitations that differ from those applicable to the Target Funds. See generally “Investing with Touchstone” on page 149.  No sales charge will be imposed on the Class A and Class T shares of the Acquiring Fund received in connection with the Reorganization.  In addition, you may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 or more in the Sentinel Funds or $50,000 or more in the Touchstone Funds.  You may qualify for sales charge discounts if you invest at least $250,000 in a single transaction in Class T shares of the Target Fund or Acquiring Fund.  For the Target Fund, more information about these and other discounts is available from your financial professional and in the section entitled “Share Classes” on page 82 of the Target Fund’s prospectus and “How to Purchase Shares and Reduce Sales Charges” on page 44 of the Target Fund’s SAI.  For the Acquiring Fund, more information about these and other discounts is available from your financial professional and in the section entitled “Investing with Touchstone—Class A Shares—Letter of Intent” on page 152 of this Joint Proxy Statement/Prospectus and in the Acquiring Fund’s SAI on page 46.

SHAREHOLDER FEES
 (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	Wire Redemption Fee
Sentinel International Equity Fund – Class A Shares	5.00%	None	None
Touchstone International Equity Fund – Class A Shares Pro Forma	5.75%(1)	None(2)	up to $15

Sentinel International Equity Fund – Class C Shares	None	1.00%(2)	None
Touchstone International Equity Fund – Class C Shares Pro Forma	None	1.00%(2)	up to $15

Sentinel International Equity Fund – Class I Shares	None	None	None
Touchstone International Equity Fund – Class Y Shares Pro Forma	None	None	up to $15

Sentinel International Equity Fund – Class T Shares	2.50%	None	None
Touchstone International Equity Fund – Class T Shares Pro Forma	2.50%	None	up to $15

(1)	No sales charge will be imposed on the Class A and Class T shares of the Acquiring Fund received in connection with the Reorganization.

(2)
A deferred sales charge of 1% applies to certain redemptions of Class A shares made within twelve months of purchase if the shares were purchased without an initial sales charge as part of an investment of $1 million or more.  If you hold load-waived Class A shares or Class C shares of the Target Fund, the Acquiring Fund will look to the date of purchase of your Target Fund shares for purposes of assessing deferred sales charges on shares received in the Reorganization.

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Sentinel International Equity Fund Class A	Touchstone International Equity Fund Pro Forma Class A
Management Fees	0.70%	0.70%
Distribution/Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.41%	0.52%(1)
Acquired Fund Fees and Expenses(2)	0.01%	0.01%(1)
Total Annual Fund Operating Expenses	1.37%	1.48%
Fee Waiver	None	(0.11%)(3)
Total Annual Fund Operating Expenses After Fee Waiver	1.37%	1.37%

ANNUAL FUND OPERATING EXPENSES
 (expenses that you pay each year as a percentage of the value of your investment)

	Sentinel International Equity Fund Class C	Touchstone International Equity Fund Pro Forma Class C
Management Fees	0.70%	0.70%
Distribution/Service (12b-1) Fees	1.00%	1.00%
Other Expenses	0.79%	0.96%(1)
Acquired Fund Fees and Expenses(2)	0.01%	0.01%(1)
Total Annual Fund Operating Expenses	2.50%	2.67%
Fee Waiver	None	(0.17%)(3)
Total Annual Fund Operating Expenses After Fee Waiver	2.50%	2.50%

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Sentinel International Equity Fund Class I	Touchstone International Equity Fund Pro Forma Class Y
Management Fees	0.70%	0.70%
Distribution/Service (12b-1) Fees	None	None
Other Expenses	0.29%	0.41%(1)
Acquired Fund Fees and Expenses(2)	0.01%	0.01%(1)
Total Annual Fund Operating Expenses	1.00%	1.12%
Fee Waiver	None(4)	(0.12%)(3)
Total Annual Fund Operating Expenses After Fee Waiver	1.00%	1.00%

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Sentinel International Equity Fund Class T	Touchstone International Equity Fund Pro Forma Class T
Management Fees	0.70%	0.70%
Distribution/Service (12b-1) Fees	0.25%	0.25%
Other Expenses(5)	2.40%	0.52%
Acquired Fund Fees and Expenses(5)	0.01%	0.01%
Total Annual Fund Operating Expenses	3.36%	1.48%
Fee Waiver	(1.99)%(6)	(0.11)%(3)
Total Annual Fund Operating Expenses After Fee Waiver	1.37%	1.37%

(1)
Other Expenses and Acquired Fund Fees and Expenses are estimated based on fees and expenses of the Acquiring Fund, assuming the Reorganization had been consummated as of the beginning of the 12-month period ended November 30, 2016.

(2)
Acquired Fund Fees and Expenses are expenses indirectly incurred by the Fund through its investments in one or more underlying funds, including money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Fund’s most recent annual report.

(3)
Effective upon consummation of the Reorganization, Touchstone Advisors has agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.36%, 2.49%, 0.99% and 1.36% of average daily net assets for Classes A, C, Y and T shares, respectively. The agreement will remain in effect for at least two years following the closing of the Reorganization.  The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Touchstone Funds Board, such amounts waived or reimbursed for a period of up to three years from the date of reimbursement or waiver. The Fund will make repayments to Touchstone Advisors only if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived and (2) the Fund’s current expense limitation. Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.”

(4)
Sentinel has contractually agreed to reimburse certain expenses paid by the Class I shares of the Target Funds to the extent necessary to prevent the total annual fund operating expense ratio of the Class I shares of the Target Funds, on an annualized basis, from exceeding the total annual fund operating expense ratio of the Class A shares of the same Fund. This agreement will continue through March 31, 2018. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of Sentinel Funds. Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.” Fees waived and expenses reimbursed by Sentinel prior to the closing of the Reorganization may not be recouped by Sentinel or Touchstone Advisors following the closing of the Reorganization.

(5)
Class T shares have not commenced operations as of the date of this Joint Proxy Statement/Prospectus. For the Target Fund, Other Expenses and Acquired Fund Fees and Expenses are estimated based on fees and expenses incurred by the Fund during its most recent fiscal year and, for the Pro Forma Acquiring Fund, assuming the Reorganization had been consummated as of the beginning of the 12-month period ended November 30, 2016. Other Expenses for Class T shares of the Target Fund are based on actual expenses of an existing share class, adjusted to reflect the anticipated assets of the Class T shares at inception.

(6)
Sentinel has contractually agreed to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding Acquired Fund Fees and Expenses) for Class T shares, on an annualized basis, to 1.36% of average daily net assets attributable to Class T shares through March 31, 2018. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund.

Expense Examples.  The examples below are intended to help you compare the cost of investing in the Target Funds with the pro forma cost of investing in the Acquiring Funds.  The examples assume that you invest $10,000 in each Fund and then either (i) sell all of your shares at the end of each period indicated below or (ii) keep all of your shares at the end of each period indicated below.  The examples also assume that your investment has a 5% annual return and that operating expenses (before fee waivers and expense reimbursements) remain the same. These examples also assume that the expense limitation agreement reflected in the Annual Fund Operating Expenses tables above for the Sentinel International Equity Fund will remain in place for one year and the expense limitation agreement for the Acquiring Fund will be in place for two years following the closing of the Reorganization.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares
Sentinel International Equity Fund	$633	$912	$1,212	$2,064
Touchstone International Equity Fund Pro Forma	$706	$995	$1,316	$2,224
Class C Shares
Sentinel International Equity Fund	$353	$779	$1,331	$2,836
Touchstone International Equity Fund Pro Forma	$353	$796	$1,384	$2,977
Class I/Class Y Shares
Sentinel International Equity Fund	$102	$318	$552	$1,225
Touchstone International Equity Fund Pro Forma	$102	$332	$593	$1,341
Class T Shares
Sentinel International Equity Fund	$386	$1,076	$1,789	$3,676
Touchstone International Equity Fund Pro Forma	$386	$685	$1,017	$1,955

If shares are not redeemed:(1)	1 Year	3 Years	5 Years	10 Years
Class C Shares
Sentinel International Equity Fund	$253	$779	$1,331	$2,836
Touchstone International Equity Fund Pro Forma	$253	$796	$1,384	$2,977

(1)	For holders of all other classes, the costs are the same as set forth above

How do the performance records of the Target Funds and the Acquiring Fund compare?

The Acquiring Fund has no performance history.  The Target Fund will be the accounting and performance survivor of the Reorganization. The bar charts and the performance tables below provide some indication of the risks of an investment in the Acquiring Fund by showing how the Target Fund’s performance has varied from year to year and by showing how each Target Fund’s average annual returns compare with a broad measure of market performance. Performance of the Target Fund’s Class A shares prior to June 30, 2012, has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Target Fund’s Class I shares prior to August 27, 2007 (the inception date for the Class I shares) is based on the Target Fund’s Class A share performance, restated to reflect that Class I shares are offered without a sales charge. The Target Fund’s past performance, before and after taxes, does not necessarily represent how the corresponding Acquiring Fund will perform in the future. Performance information for Class T shares of the Target Fund and the Acquiring Fund is not available because they have not commenced operations as of the date of the Joint Proxy Statement/Prospectus.  Updated performance information for the Target Fund is available on the Target Fund’s website at www.sentinelinvestments.com or by calling 800.282.3863.

Class A Shares

Best Quarter: Second Quarter, 2009 24.26%	Worst Quarter: Third Quarter, 2011 (21.09%)

The Sentinel International Equity Fund’s calendar year-to-date total return for Class A shares as of June 30, 2017 was 16.57%.

Average Annual Total Returns
 For the Periods Ended December 31, 2016

Sentinel International Equity Fund	Inception Date	1 Year	5 Years	10 Years
Class A (return before taxes)	03/01/1993	(6.54%)	6.08%	1.07%
Class A (return after taxes on distributions)	03/01/1993	(6.69%)	4.89%	0.26%
Class A (return after taxes on distributions and sale of fund shares)	03/01/1993	(3.59%)	4.73%	0.90%
Class C (return before taxes)	05/04/1998	(3.69%)	5.69%	0.24%
Class I (return before taxes)	08/27/2007	(1.29%)	7.67%	1.98%
MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index(1) (reflects no deduction for fees, expenses or taxes)	N/A	1.00%	6.53%	0.75%

(1)
The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Fund uses the net version of the Index, which reflects reinvested dividends which have been subject to the maximum non-U.S. tax rate applicable.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.  If you hold your Fund shares through a tax-advantaged arrangement, such as an individual retirement account or a 401(k) plan, the after-tax returns do not apply to your situation.

How do the investment goals and principal investment strategies of the Funds compare?

The investment goals and principal investment strategies of the Sentinel International Equity Fund and the Touchstone International Equity Fund, along with descriptions of certain differences between the Funds’ investment goals and principal investment strategies, are set forth in the table below.

Each Fund’s investment goal is non-fundamental, and may be changed by the applicable Board without shareholder approval. Shareholders of the Sentinel International Equity Fund will be given at least 30 days’ notice before any such change is made, and shareholders of the Touchstone International Equity Fund will be notified at least 60 days before any such change takes effect.

	Sentinel International Equity Fund	Touchstone International Equity Fund	Differences
Investment Goal(s):	The Fund seeks growth of capital.	The Fund seeks growth of capital.	—
Principal Investment Strategy:	The Fund normally invests at least 80% of its net assets in equity securities. The Fund will normally be invested in ten or more foreign countries and may invest up to 40% of its assets in any one country.	The Fund normally invests at least 80% of its assets in equity securities. The Fund will normally be invested in ten or more foreign countries and may invest up to 40% of its assets in any one country.	—
Fixed Income Securities:	The Fund may invest in convertible or debt securities rated Baa or higher by Moody’s Investors Service, Inc. or BBB or higher by Standard & Poor’s.	The Fund may invest in convertible or debt securities rated Baa or higher by Moody’s Investors Service, Inc. or BBB or higher by Standard & Poor’s.	—

Additional Information About the Funds’ Principal Investment Strategies

Target Fund.  Normally, at least 75% of the Target Fund’s total assets are invested in securities of non-U.S. issuers selected by Sentinel mainly for their long-term capital growth prospects. The remaining 25% may be invested in companies organized in the United States that have at least 50% of their assets and/or revenues outside the United States. The Fund focuses its investments on developed foreign countries, but may invest up to 25% of its total assets in emerging markets. It normally will have substantial investments in European countries. The Fund also expects to purchase American Depositary Receipts (ADRs) and Global Depositary Receipts in bearer form, which are designed for use in non-U.S. securities markets.

Sentinel employs a fundamental, bottom up approach to building its international equity portfolio. The process starts with a regular quantitative screening in order to narrow the investable universe. Stocks are then analyzed based on the following five fundamental factors:  business quality, valuation, growth, management, and balance sheet strength. Risk is managed through portfolio diversification, by individual issuer, sector and country.

The Target Fund generally may sell a security when there is a deterioration of one or more of the five factors described above or when the portfolio manager identifies a more favorable investment opportunity. The Fund may also sell a security to meet redemptions or for tax management purposes.

Acquiring Fund.  The Acquiring Fund normally invests at least 80% of its assets in equity securities. The Fund invests primarily in common stocks of established companies located in or that conduct their business mainly in one or more foreign countries, which may include emerging markets. The Fund will normally be invested in ten or more foreign countries and may invest up to 40% of its assets in any one country if the Fund’s sub-advisor feels that economic and business conditions make it appropriate to do so. The Fund focuses its investments on developed foreign countries, but may invest up to 25% of its total assets in emerging markets. It normally will have substantial investments in European countries. Normally, at least 75% of the Fund’s total assets are invested in securities of non-U.S. issuers selected by the sub-advisor mainly for their long-term capital growth prospects. The remaining 25% may be invested in companies organized in the United States that have at least 50% of their assets and/or revenues outside the United States. The Fund also expects to purchase American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) in bearer form, which are designed for use in non-U.S. securities markets.

The Acquiring Fund also may invest in convertible or debt securities rated Baa or higher by Moody’s Investors Service, Inc. or BBB or higher by Standard & Poor’s.

The Acquiring Fund’s sub-advisor employs a fundamental, bottom up approach to building its international equity portfolio. The process starts with a regular quantitative screening in order to narrow the investable universe. Stocks are then analyzed based on the following five fundamental factors:  business quality, valuation, growth, management, and balance sheet strength. Risk is managed through portfolio diversification, by individual issuer, sector and country.

The Acquiring Fund generally may sell a security when there is a deterioration of one or more of the five factors described above or when the portfolio manager identifies a more favorable investment opportunity. The Fund may also sell a security to meet redemptions or for tax management purposes.

How do the principal risks of investing in the Funds compare?

An investment in each Fund is subject to equity securities (stock market) risk, foreign securities risk including emerging markets risk and sector risk.  For more information on the Funds’ principal risks, see “Comparison of Principal Risks.”

Who will be the Advisor, Sub-Advisor and Portfolio Managers of my Fund after the Reorganization?

Sentinel is the investment advisor to Sentinel International Equity Fund. The portfolio manager of Sentinel International Equity Fund is Andrew Boczek.

After the Reorganization, Touchstone Advisors will serve as the investment advisor and Fort Washington will serve as the sub-advisor to Touchstone International Equity Fund.   Mr. Boczek is expected to continue as the portfolio manager of the Fund as an employee of Fort Washington. For additional information regarding the advisor, sub-advisor and portfolio managers listed above, please see the section entitled “The Funds’ Management—Investment Advisor” and “The Funds’ Management—Sub-Advisors and Portfolio Managers.”

What are the portfolio turnover rates of the Funds?

A Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance.  During the fiscal year ended November 30, 2016, the Target Fund’s portfolio turnover rate was 36% of the average value of its portfolio.  The Acquiring Fund will not commence operations until the consummation of the Reorganization but is expected to have a similar portfolio turnover rate in light of the continuity of portfolio management.

Will there be any repositioning of the portfolio after the Reorganization?

In light of the continuity of portfolio management, there is not expected to be any material repositioning of the Fund’s portfolio after the Reorganization (less than 5% of the assets of the Fund).  In addition, the Target Fund before the Reorganization and the Acquiring Fund after the Reorganization may buy and sell portfolio securities in the ordinary course consistent with their respective investment strategies.

SYNOPSIS:  REORGANIZATION OF SENTINEL SMALL COMPANY FUND INTO TOUCHSTONE SMALL COMPANY FUND

What class of shares of the Acquiring Fund will I receive in the Reorganization?

Shareholders of the Sentinel Small Company  Fund will receive shares of Touchstone Small Company Fund, as follows:

Sentinel Small Company Fund	Touchstone Small Company Fund
Class A	Class A
Class C	Class C
Class I	Class Y
Class R6	Class R6
Class T	Class T

How do the fees and expenses of the Target Fund and the Acquiring Fund compare?

The tables below describe the fees and expenses that you pay if you buy and hold shares of Sentinel Small Company Fund and the pro forma fees and expenses that you may pay if you buy and hold shares of the corresponding Touchstone Small Company Fund after giving effect to the Reorganization.  The pro forma expense ratios project anticipated expenses, but actual expenses may be greater or less than those shown.  Expenses for the Class A, Class C, Class I and Class R6 shares of the Sentinel Small Company Fund are based on the operating expenses incurred by each class of shares of the Fund as of the fiscal year ended November 30, 2016.  Class T shares of the Sentinel Small Company Fund have not commenced operations as of the date of this Joint Proxy Statement/Prospectus, and therefore expenses for the Fund’s Class T shares are estimated based on the operating expenses incurred by the Fund during its most recent fiscal year. Pro forma fees and expense of Touchstone Small Company Fund are estimated based on the assets of Sentinel Small Company Fund as of November 30, 2016.

The Sentinel Funds’ policies and procedures applicable to purchases, exchanges and redemptions are generally comparable to those of the Touchstone Funds; however, following the Reorganizations, purchases, exchanges and redemptions of Touchstone Fund shares may be subject to fees, charges, expenses and limitations that differ from those applicable to the Target Funds. See generally “Investing with Touchstone” on page 149.  No sales charge will be imposed on the Class A and Class T shares of the Acquiring Fund received in connection with the Reorganization.  In addition, you may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 or more in the Sentinel Funds or $50,000 or more in the Touchstone Funds.  You may qualify for sales charge discounts if you invest at least $250,000 in a single transaction in Sentinel Fund or Touchstone Fund Class T shares.  For the Target Fund, more information about these and other discounts is available from your financial professional and in the section entitled “Share Classes” on page 82 of the Target Fund’s prospectus and “How to Purchase Shares and Reduce Sales Charges” on page 44 of the Target Fund’s SAI.  For the Acquiring Fund, more information about these and other discounts is available from your financial professional and in the section entitled “Investing with Touchstone—Class A Shares—Letter of Intent” on page 152 of this Joint Proxy Statement/Prospectus and in the Acquiring Fund’s SAI on page 46.

SHAREHOLDER FEES
(fees paid directly from your investment)

	Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	Wire Redemption Fee
Sentinel Small Company Fund – Class A	5.00%	None	None
Touchstone Small Company Fund – Class A Pro Forma	5.75%(1)	None(2)	up to $15

Sentinel Small Company Fund – Class C	None	1.00%(2)	None
Touchstone Small Company Fund – Class C Pro Forma	None	1.00%(2)	up to $15

Sentinel Small Company Fund – Class I	None	None	None
Touchstone Small Company Fund – Class Y Pro Forma	None	None	up to $15

Sentinel Small Company Fund – Class R6	None	None	None
Touchstone Small Company Fund – Class R6 Pro Forma	None	None	up to $15

Sentinel Small Company Fund – Class T	2.50%	None	None
Touchstone Small Company Fund – Class T Pro Forma	2.50%	None	up to $15

(1)	No sales charge will be imposed on the Class A and Class T shares of the Acquiring Fund received in connection with the Reorganization.

(2)
A deferred sales charge of 1% applies to certain redemptions of Class A shares made within twelve months of purchase if the shares were purchased without an initial sales charge as part of an investment of $1 million or more.  If you hold load-waived Class A shares or Class C shares of the Target Fund, the Acquiring Fund will look to the date of purchase of your Target Fund shares for purposes of assessing deferred sales charges on shares received in the Reorganization.

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Small Company Fund (Class A)	Touchstone Small Company Fund Pro Forma (Class A)
Management Fees	0.67%	0.67%
Distribution/Service (12b-1) Fees	0.25%(1)	0.25%
Other Expenses	0.30%	0.37%(2)
Acquired Fund Fees and Expenses(3)	0.01%	0.01%(2)
Total Annual Fund Operating Expenses	1.23%	1.30%
Fee Waiver	None	(0.07%)(4)
Total Annual Fund Operating Expenses After Fee Waiver	1.23%	1.23%

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Small Company Fund (Class C)	Touchstone Small Company Fund Pro Forma (Class C)
Management Fees	0.67%	0.67%
Distribution/Service (12b-1) Fees	1.00%	1.00%
Other Expenses	0.28%	0.35%(2)
Acquired Fund Fees and Expenses(3)	0.01%	0.01%(2)
Total Annual Fund Operating Expenses	1.96%	2.03%
Fee Waiver	None	(0.07%)(4)
Total Annual Fund Operating Expenses After Fee Waiver	1.96%	1.96%

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Small Company Fund (Class I)	Touchstone Small Company Fund Pro Forma (Class Y)
Management Fees	0.67%	0.67%
Distribution/Service (12b-1) Fees	None	None
Other Expenses	0.22%	0.29%(2)
Acquired Fund Fees and Expenses (3)	0.01%	0.01%(2)
Total Annual Fund Operating Expenses	0.90%	0.97%
Fee Waiver	—(5)	(0.07%)(4)
Total Annual Fund Operating Expenses After Fee Waiver	0.90%	0.90%

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Small Company Fund (Class R6)	Touchstone Small Company Fund Pro Forma (Class R6)
Management Fees	0.67%	0.67%
Distribution/Service (12b-1) Fees	None	None
Other Expenses	0.32%	0.49%(2)
Acquired Fund Fees and Expenses(3)	0.01%	0.01%(2)
Total Annual Fund Operating Expenses	1.00%	1.17%
Fee Waiver	(0.26%)(6)	(0.43%)(4)
Total Annual Fund Operating Expenses After Fee Waiver	0.74%	0.74%

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Small Company Fund (Class T)	Touchstone Small Company Fund Pro Forma (Class T)
Management Fees	0.67%	0.67%
Distribution/Service (12b-1) Fees	0.25%	0.25%
Other Expenses(7)	2.40%	0.37%
Acquired Fund Fees and Expenses(7)	0.01%	0.01%
Total Annual Fund Operating Expenses	3.33%	1.30%
Fee Waiver	(2.10)%(8)	(0.07%)(4)
Total Annual Fund Operating Expenses After Fee Waiver	1.23%	1.23%

(1)	Rule 12b-1 fees have been restated from actual fiscal year amounts to reflect the maximum fee payable under the applicable distribution plan for such share class.

(2)
Other Expenses and Acquired Fund Fees and Expenses are estimated based on fees and expenses of the Acquiring Fund, assuming the Reorganization had been consummated as of the beginning of the 12-month period ended November 30, 2016.

(3)
Acquired Fund Fees and Expenses are expenses indirectly incurred by the Fund through its investments in one or more underlying funds, including money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Fund’s most recent annual report.

(4)
Effective upon consummation of the Reorganization, Touchstone Advisors has agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.22%, 1.95%, 0.89%, 0.73% and 1.22% of average daily net assets for Classes A, C, Y, R6 and T shares, respectively. The agreement will remain in effect for at least two years following the closing of the Reorganization.  The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Touchstone Funds Board, such amounts waived or reimbursed for a period of up to three years from the date of reimbursement or waiver. The Fund will make repayments to Touchstone Advisors only if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived and (2) the Fund’s current expense limitation. Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.”

(5)
Sentinel has contractually agreed to reimburse certain expenses paid by the Class I shares of the Target Funds to the extent necessary to prevent the total annual fund operating expense ratio of the Class I shares of the Target Funds, on an annualized basis, from exceeding the total annual fund operating expense ratio of the Class A shares of the same Fund. This agreement will continue through March 31, 2018. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Sentinel Funds. Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.” Fees waived and expenses reimbursed by Sentinel prior to the closing of the Reorganization may not be recouped by Sentinel or Touchstone Advisors following the closing of the Reorganization.

(6)
Sentinel has contractually agreed to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for Class R6 and Class T shares of the Small Company Fund, on an annualized basis, to 0.73% and 1.20% of average daily net assets attributable to Class R6 and Class T shares, respectively, through March 31, 2018. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of Sentinel Funds. Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.” Fees waived and expenses reimbursed by Sentinel prior to the closing of the Reorganization may not be recouped by Sentinel or Touchstone Advisors following the closing of the Reorganization.

(7)
Class T shares have not commenced operations as of the date of this Joint Proxy Statement/Prospectus. For the Target Fund, Other Expenses and Acquired Fund Fees and Expenses are estimated based on fees and expenses incurred by the Fund during its most recent fiscal year and, for the Pro Forma Acquiring Fund, assuming the Reorganization had been consummated as of the beginning of the 12-month period ended November 30, 2016. Other Expenses for Class T shares of the Target Fund are based on actual expenses of an existing share class, adjusted to reflect the anticipated assets of the Class T shares at inception.

(8)
Sentinel has contractually agreed to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding Acquired Fund Fees and Expenses) for Class T shares, on an annualized basis, to 1.22% of average daily net assets attributable to Class T shares through March 31, 2018. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund.

Expense Examples.  The examples below are intended to help you compare the cost of investing in the Target Fund with the pro forma cost of investing in the Acquiring Fund.  The examples assume that you invest $10,000 in each Fund and then either (i) sell all of your shares at the end of each period indicated below or (ii) keep all of your shares at the end of each period indicated below.  The examples also assume that your investment has a 5% annual return and that operating expenses (before fee waivers and expense reimbursements) remain the same.  These examples also assume that the expense limitation agreement reflected in the Annual Fund Operating Expenses tables above for the Sentinel Small Company Fund will remain in place for one year and the expense limitation agreement for the Acquiring Fund will be in place for two years following the closing of the Reorganization.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares
Sentinel Small Company Fund	$619	$871	$1,142	$1,914
Touchstone Small Company Fund Pro Forma	$693	$950	$1,234	$2,041
Class C Shares
Sentinel Small Company Fund	$299	$615	$1,057	$2,285
Touchstone Small Company Fund Pro Forma	$299	$623	$1,080	$2,347
Class I Shares/Class Y Shares
Sentinel Small Company Fund	$92	$287	$498	$1,108
Touchstone Small Company Fund Pro Forma	$92	$295	$522	$1,177
Class R6 Shares
Sentinel Small Company Fund	$76	$293	$527	$1,201
Touchstone Small Company Fund Pro Forma	$76	$284	$558	$1,341
Class T Shares
Sentinel Small Company Fund	$372	$1,057	$1,766	$3,642
Touchstone Small Company Fund Pro Forma	$372	$638	$932	$1,766

If shares are not redeemed:(1)	1 Year	3 Years	5 Years	10 Years
Class C Shares
Sentinel Small Company Fund	$199	$615	$1,057	$2,285
Touchstone Small Company Fund Pro Forma	$199	$623	$1,080	$2,347

(1)	For holders of all other classes, the costs are the same as set forth above.

How do the performance records of the Target Funds and the Acquiring Fund compare?

The Acquiring Fund has no performance history and will adopt the performance history of the Target Fund. The bar charts and the performance tables below provide some indication of the risks of an investment in the Acquiring Fund by showing how the Target Fund’s performance has varied from year to year and by showing how each Target Fund’s average annual returns compare with a broad measure of market performance. Performance of the Target Fund’s Class A shares prior to March 30, 2016, has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.30% to 0.25%. If it had, those returns would be higher. The Target Fund’s Class I share performance prior to May 4, 2007 (the inception date for the Class I shares) is based on the Target Fund’s Class A share performance, restated to reflect that Target Fund’s Class I shares are offered without a sales charge. Performance of the Target Fund’s Class R6 shares prior to December 23, 2014 (the inception date for the Class R6 shares) is based on the Target Fund’s Class A share performance, restated to reflect that Class R6 shares are offered without a sales charge. The Target Fund’s past performance, before and after taxes, does not necessarily represent how the corresponding Acquiring Fund will perform in the future. Performance information for Class T shares of the Target Fund and the Acquiring Fund is not available because they have not commenced operations as of the date of the Joint Proxy Statement/Prospectus.  Updated performance information for the Target Fund is available on the Target Fund’s website at www.sentinelinvestments.com or by calling 800.282.3863.

Class A Shares

Best Quarter: Third Quarter, 2009 15.93%	Worst Quarter: Fourth Quarter, 2008 (24.08%)

The Sentinel Small Company Fund’s calendar year-to-date total return for Class A shares as of June 30, 2017 was 8.04%.

Average Annual Total Returns
 For the Periods Ended December 31, 2016

Sentinel Small Company Fund	Inception Date	1 Year	5 Years	10 Years
Class A (return before taxes)	03/01/1993	13.30%	12.16%	7.67%
Class A (return after taxes on distributions)	03/01/1993	11.16%	7.57%	5.12%
Class A (return after taxes on distributions and sale of fund shares)	03/01/1993	9.32%	9.21%	5.95%
Class C (return before taxes)	07/09/2001	17.51%	12.51%	7.40%
Class I (return before taxes)	05/04/2007	19.68%	13.69%	8.64%
Class R6 (return before taxes)	12/23/2014	19.74%	13.53%	8.34%
Russell 2000® Index(1) (reflects no deduction for fees, expenses or taxes)	N/A	21.31%	14.46%	7.07%

(1)	The Russell 2000® Index measures the performance of 2000 small-cap companies within the U.S. equity universe.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.  If you hold your Fund shares through a tax-advantaged arrangement, such as an individual retirement account or a 401(k) plan, the after-tax returns do not apply to your situation.

How do the investment goals and principal investment strategies of the Funds compare?

The investment goals and principal investment strategies of the Sentinel Small Company Fund and the Touchstone Small Company Fund, along with descriptions of certain differences between the Funds’ investment goals and principal investment strategies, are set forth in the table below.

The investment goal of the Sentinel Small Company Fund is a fundamental investment policy of the Fund that cannot be changed without the consent of the holders of a majority of the outstanding shares of the Fund. The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.  The investment goal of the Touchstone Small Company Fund is non-fundamental, and may be changed by the Touchstone Funds Board without shareholder approval. Shareholders of the Fund will be notified at least 60 days before any such change takes effect.

	Sentinel Small Company Fund	Touchstone Small Company Fund	Differences
Investment Goal(s):	The Fund seeks growth of capital.	The Fund seeks growth of capital.	—
Principal Investment Strategy:	The Fund normally invests at least 80% of its net assets in small-capitalization companies. For this purpose, small capitalization companies are companies that have, at the time of purchase, market capitalizations of less than $4 billion at the time of purchase. At times the Fund may have less than 80% of its investments in companies with a market cap of less than $4 billion due to market appreciation.	The Fund normally invests at least 80% of its net assets in small-capitalization companies. For this purpose, small capitalization companies are companies that have, at the time of purchase, market capitalizations of less than $4 billion at the time of purchase. At times the Fund may have less than 80% of its investments in companies with a market cap of less than $4 billion due to market appreciation.	—
Non-U.S. Investments:	The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.	The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.	—
Sector or Industry Focus:	Up to 25% of the Fund’s assets may be invested in securities within a single industry. The Fund attempts to be well-balanced across major economic sectors. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.	Up to 25% of the Fund’s assets may be invested in securities within a single industry. The Fund attempts to be well-balanced across major economic sectors. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.	—

Additional Information About the Funds’ Principal Investment Strategies

Target Fund.  The Target Fund seeks to invest primarily in common stocks of small companies that Sentinel believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued. The Fund would typically sell a security if the portfolio managers believe it is overvalued, if the original investment premise is no longer true, if the holding size exceeds the portfolio managers’ company or sector weighting guidelines and/or to take advantage of a more attractive investment opportunity. The Fund may also sell a partial position in a security in order to manage the size of the position. A security may also be sold to meet redemptions.

Acquiring Fund.  The Fund seeks to invest primarily in common stocks of small companies that the sub-advisor believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued. The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

Up to 25% of the Acquiring Fund’s assets may be invested in securities within a single industry. The Fund attempts to be well-balanced across major economic sectors. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

At times the Acquiring Fund may have less than 80% of its investments in companies with a market cap of less than $4 billion due to market appreciation.

The Acquiring Fund would typically sell a security if the portfolio managers believe it is overvalued, if the original investment premise is no longer true, if the holding size exceeds the portfolio managers’ company or sector weighting guidelines and/or to take advantage of a more attractive investment opportunity. The Fund may also sell a partial position in a security in order to manage the size of the position. A security may also be sold to meet redemptions.

How do the principal risks of investing in the Funds compare?

An investment in each Fund is subject to equity securities (stock market) risk including small cap risk, foreign securities risk and sector risk.  An investment in the Sentinel Small Company Fund is also subject to illiquid securities risk and investment style risk.  An investment in the Touchstone Small Company Fund is also subject to management risk.  For more information on the Funds’ principal risks, see “Comparison of Principal Risks.”

Who will be the Advisor, Sub-Advisor and Portfolio Managers of my Fund after the Reorganization?

Sentinel is the investment advisor to Sentinel Small Company Fund. The portfolio manager of Sentinel Small Company Fund is Jason Ronovech.

After the Reorganization, Touchstone Advisors will serve as the investment advisor and Fort Washington will serve as the sub-advisor to Touchstone Small Company Fund.   Mr. Ronovech is expected to remain as the portfolio manager of the Fund as an employee of Fort Washington. For additional information regarding the advisor, sub-advisor and portfolio managers listed above, please see the section entitled “The Funds’ Management—Investment Advisor” and “The Funds’ Management—Sub-Advisors and Portfolio Managers.”

What are the portfolio turnover rate of the Funds?

A Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance.  During the fiscal year ended November 30, 2016, the Target Fund’s portfolio turnover rate was 61% of the average value of its portfolio.  The Acquiring Fund will not commence operations until the consummation of the Reorganization, but its portfolio turnover rate is expected to be similar to the Target Fund in light of the continuity of portfolio management.

Will there be any repositioning of the portfolio after the Reorganization?

In light of the continuity of portfolio management, there is not expected to be any material repositioning of the Fund’s portfolio after the Reorganization (less than 5% of the assets of the Fund).  In addition, the Target Fund before the Reorganization and the Acquiring Fund after the Reorganization may buy and sell portfolio securities in the ordinary course consistent with their respective investment strategies.

COMPARISON OF PRINCIPAL RISKS

Each Target Fund and corresponding Acquiring Fund have similar, but not identical principal risks.  The principal risks applicable to each Fund are summarized below. The Sentinel Funds and Touchstone Funds are separate fund complexes with different historical disclosure practices. Accordingly, certain differences between the Target Funds and Acquiring Funds are attributable primarily to differing historical practices. The table below is not intended to provide shareholders with any indication of the Funds’ relative risk/return profiles. Shareholders should instead refer to the narrative descriptions of the Funds’ principal risks that follow the table below.

Principal Risk	Sentinel Government Securities	Touchstone Active Bond	Sentinel Total Return Bond	Touchstone Active Bond	Sentinel Low Duration Bond	Touchstone Ultra Short Duration Fixed Income	Sentinel Multi Asset Income	Touchstone Flexible Income	Sentinel Sustainable Core Opportunities	Touchstone Sustainability and Impact Equity	Sentinel Balanced	Touchstone Balanced	Sentinel Common Stock	Touchstone Large Cap Focused	Sentinel International Equity	Touchstone International Equity	Sentinel Small Company	Touchstone Small Company
Asset Allocation Risk							✓				✓
Convertible Securities Risk								✓		✓
Derivatives Risk	✓	✓	✓	✓	✓		✓	✓			✓	✓
• Forward Currency Exchange Contract Risk		✓		✓				✓
• Futures Contract Risk		✓		✓				✓				✓
• Options Risk		✓		✓				✓				✓
• Swap Agreements Risk		✓		✓				✓				✓
Equity Securities (Stock Market) Risk							✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
• Large Cap Risk								✓		✓		✓		✓
• Mid Cap Risk								✓		✓
• Preferred Stock Risk							✓	✓		✓
• Real Estate Investment Trust Risk							✓	✓
• Small Cap Risk								✓		✓							✓	✓
Fixed-Income Securities Risk	✓	✓	✓	✓	✓	✓	✓	✓			✓	✓
• Asset-Backed Securities Risk		✓		✓		✓		✓
Bank Loan Risk					✓

Principal Risk	Sentinel Government Securities	Touchstone Active Bond	Sentinel Total Return Bond	Touchstone Active Bond	Sentinel Low Duration Bond	Touchstone Ultra Short Duration Fixed Income	Sentinel Multi Asset Income	Touchstone Flexible Income	Sentinel Sustainable Core Opportunities	Touchstone Sustainability and Impact Equity	Sentinel Balanced	Touchstone Balanced	Sentinel Common Stock	Touchstone Large Cap Focused	Sentinel International Equity	Touchstone International Equity	Sentinel Small Company	Touchstone Small Company
• Corporate Loan/Bank Loan Risk					✓							✓
• Credit Risk		✓		✓		✓		✓				✓
• Distressed Securities Risk												✓
• Government (including U.S. Government Agency) Securities Risk	✓	✓	✓	✓	✓	✓		✓				✓
• Interest Rate Risk	✓	✓	✓	✓	✓	✓	✓	✓			✓	✓
• Investment-Grade Debt Securities Risk	✓	✓	✓	✓	✓	✓	✓	✓
• Mortgage-Backed Securities Risk	✓	✓	✓	✓	✓	✓	✓	✓			✓	✓
• Municipal Securities Risk			✓		✓	✓
• Non-Investment-Grade Debt Securities Risk		✓	✓	✓	✓		✓	✓			✓	✓
• Prepayment Risk						✓
Foreign Securities Risk		✓	✓		✓	✓		✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
• Depositary Receipts Risk			✓		✓				✓	✓	✓	✓	✓	✓	✓	✓
• Emerging Markets Risk		✓								✓		✓		✓	✓	✓
• Frontier Markets Risk										✓
• Sovereign Debt Risk		✓
Illiquid Securities Risk																	✓
Income Risk							✓
Inflation-Linked Investments Risk					✓

Principal Risk	Sentinel Government Securities	Touchstone Active Bond	Sentinel Total Return Bond	Touchstone Active Bond	Sentinel Low Duration Bond	Touchstone Ultra Short Duration Fixed Income	Sentinel Multi Asset Income	Touchstone Flexible Income	Sentinel Sustainable Core Opportunities	Touchstone Sustainability and Impact Equity	Sentinel Balanced	Touchstone Balanced	Sentinel Common Stock	Touchstone Large Cap Focused	Sentinel International Equity	Touchstone International Equity	Sentinel Small Company	Touchstone Small Company
Investment Style Risk									✓		✓		✓		✓		✓
Leverage Risk		✓		✓								✓
Management Risk		✓		✓		✓		✓		✓		✓		✓		✓		✓
Mortgage Dollar Roll Risk		✓		✓
Non-Diversification Risk														✓
Other Investment Companies and ETFs Risk			✓		✓		✓	✓		✓	✓
Portfolio Turnover Risk	✓	✓	✓	✓	✓	✓	✓	✓			✓	✓
Repurchase Agreement Risk						✓
Sector Risk							✓		✓		✓	✓	✓	✓	✓	✓	✓	✓
Short Sales Risk	✓		✓		✓		✓				✓
Sustainable/Responsible Investing Risk									✓	✓
To-Be-Announced (“TBA”) Securities Risk	✓		✓		✓		✓				✓
Utilities Industry Risk							✓

Asset Allocation Risk:  The Fund attempts to identify investment allocations that will provide consistent, quality performance for the Fund, but there is no guarantee that the allocations will produce the desired results. It is possible that the managers will focus on an asset class that performs poorly or underperforms other investments under various market conditions.

Convertible Securities Risk:  Convertible securities are subject to the risks of both debt securities and equity securities.  The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying security.

Derivatives Risk:  In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index.  The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Risks associated with derivatives may include correlation risk, which is the risk that the derivative does not correlate well with the security, index, or currency to which it relates.  Other risks include liquidity risk, which is the risk that the Fund may be unable to sell or close out the derivative due to an illiquid market, counterparty risk, which is the risk that the counterparty to a derivative instrument may be unwilling or unable to make required payments or otherwise meet its obligations, and leverage risk, which is the risk that a derivative could expose the Fund to magnified losses resulting from leverage.  The use of derivatives for hedging purposes may result in losses that partially or completely offset gains in portfolio positions.  Using derivatives can increase the volatility of the Fund’s share price.  For some derivatives, it is possible for the Fund to lose more than the amount invested in the derivative instrument.  Derivatives may, for federal income tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding periods for certain of the Fund’s assets and defer recognition of certain of the Fund’s losses.  The Fund’s ability to invest in derivatives may be restricted by certain provisions of the federal income tax laws relating to the Fund’s qualification as a regulated investment company (“RIC”).  These additional risks could cause the Fund to experience losses to which it would otherwise not be subject.

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Forward Currency Exchange Contract Risk:  A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract.  Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position and are subject to counterparty risk.  The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain.  Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward foreign currency contract.  Accordingly, the Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the sub-advisor’s predictions regarding the movement of foreign currency or securities markets prove inaccurate.  Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to rollover a forward foreign currency contract upon its expiration if it desires to do so.  Additionally, there can be no assurance that the other party to the contract will perform its services under the contract.

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Futures Contracts Risk:  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price.  An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.  There are risks associated with these activities, including the following:  (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

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Options Risk:  Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The value of options can be highly volatile, and their use can result in loss if the sub-advisor is incorrect in its expectation of price fluctuations.  The successful use of options for hedging purposes also depends in part on the ability of the sub-advisor to predict future price fluctuations and the degree of correlation between the options and securities markets.  When options are purchased over the counter, the Fund bears counterparty risk, which is the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position.

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Swap Agreement Risk:  Swap agreements (“swaps”) are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.  Swaps may increase or decrease the overall volatility of the investments of the Fund and its share price.  The performance of swaps may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund.  If a swap calls for payments by the Fund, the Fund must be prepared to make such payments when due.  Additionally, if the counterparty’s creditworthiness declines, the value of a swap may decline.  If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults, or becomes insolvent, the Fund may not be able to recoup the money it expected to receive under the contract. Finally, a swap can be a form of leverage, which can magnify the Fund’s gains or losses.

Equity Securities (Stock Market) Risk:  The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.  These factors contribute to price volatility. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of liquidation.

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Large Cap Risk:  The Fund is subject to the risk that stocks of larger companies may underperform relative to those of small- and mid-sized companies.  Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Mid Cap Risk:  The Fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole.  Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

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Preferred Stock Risk:  Preferred stock represents an equity interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, both of which can have a negative impact on the stock’s price when interest rates decline.

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Real Estate Investment Trust Risk:  Real estate investment trusts (“REITs”) are pooled investment vehicles that primarily invest in commercial real estate or real estate-related loans.  REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values and rental rates, increases in property taxes, operating expenses, rising interest rates, competition, overbuilding, zoning changes, and losses from casualty or condemnation.  REITs typically incur fees that are separate from those of the Fund.  Accordingly, the Fund’s investments in REITs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses in addition to paying their share of the Fund’s fees and expenses.

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Small-Cap Risk:  The Fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity markets as a whole.  Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group.  In addition, small-cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Fixed-Income Securities Risk:  The market value of fixed-income securities changes in response to fluctuations in interest rates and other factors.  During periods of falling interest rates, the values of fixed-income securities generally rise and during periods of rising interest rates, the values of those securities generally fall.  While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.  Duration is a measure of the sensitivity of the security’s price to changes in interest rates.  Generally, the longer the maturity or duration of the fixed-income securities the Fund owns, the more sensitive the Fund will be to changes in interest rates.

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Asset-Backed Securities Risk:  Asset-backed securities are fixed-income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases.  Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party.  Even with a credit enhancement by a third party, there is still risk of loss.  There could be inadequate collateral or no collateral for asset-backed securities.  The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of any credit enhancement feature, changes in interest rates and, at times, the financial condition of the issuer.  Some asset-backed securities also may receive prepayments that can change the securities’ effective durations.

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Bank Loan Risk:  The secondary market for the bank loans in which the Fund may invest may not be highly liquid, with irregular trading activity and wide bid/ask spreads, and in some cases the Fund may have to dispose of such investments at a substantial discount from face value. In addition, portfolio transactions in bank loans are subject to extended settlement periods ranging from as little as seven days to two or three weeks (and in some cases much longer). As a result, the Fund may incur losses if it is required to sell other portfolio investments or borrow funds to meet its cash needs, including to satisfy redemption requests. Investments in bank loans may expose the Fund to the credit risk of the underlying corporate borrower. When interest rates decline, borrowers may pay off bank loans more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

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Corporate Loan Risk:  The corporate loans in which the Fund invests will primarily be rated below investment grade.  Debt securities rated below investment grade are often referred to as “junk bonds” and are considered speculative.  As a result, even though the corporate loans will typically be secured by a first or second priority lien on the borrower’s assets, such corporate loans will be considered speculative with respect to the borrowers’ ability to make payments of interest and principal and will otherwise generally bear risks similar to those associated with non-investment-grade securities.  There is a high risk that the Fund could suffer a loss from investments in lower rated corporate loans as a result of a default by the borrower.  In addition, there can be no assurance that the liquidation of any collateral securing a corporate loan would satisfy the borrower’s obligation to the Fund in the event of non-payment of interest or principal, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of the bankruptcy or insolvency of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a corporate loan, and the collateral securing a corporate loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a borrower. Corporate loans are also subject to a number of risks described elsewhere in this Joint Proxy Statement/Prospectus, including credit risk, interest rate risk and liquidity risk.  Each of these risks will be heightened with respect to corporate loans that are subordinated in payment or secured by a second or lower priority lien on the borrower’s assets.

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Credit Risk:  The fixed-income securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest when due.  This may cause the issuer’s securities to decline in value.  Credit risk is particularly relevant to Funds that invest a significant amount of their assets in non-investment-grade (or “junk”) bonds or lower-rated securities because the issuers of these securities are generally viewed as having a more limited capacity to pay principal and interest when due, as a result of higher leverage or otherwise, than issuers of investment grade securities.

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Distressed Securities Risk:  Distressed securities are speculative and involve significant risks in addition to the risks generally applicable to non-investment-grade debt securities.  Distressed securities bear a substantial risk of default, and may be in default at the time of investment.  The Fund will generally not receive interest payments on distressed securities, and there is a significant risk that principal will not be repaid, in full or at all.  The Fund may incur costs to protect its investment in distressed securities, which may include seeking recovery from the issuer in bankruptcy.  In any reorganization or liquidation proceeding relating to the issuer of distressed securities, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment.  Distressed securities, and any securities received in exchange for distressed securities, will likely be illiquid and may be subject to restrictions on resale.

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Government (including U.S. Government Agency) Securities Risk:  Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality.  While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so.  Such securities are neither issued nor guaranteed by the U.S. Treasury.

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Interest Rate Risk:  As interest rates rise, the value of fixed-income securities the Fund owns will likely decrease.  The price of debt securities is generally linked to prevailing market interest rates. In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise.  The price volatility of a debt security also depends on its maturity.  Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk.  Duration is a measure of the expected life, taking into account any prepayment or call features, of a security that is used to determine the price sensitivity of the security for a given change in interest rates.  Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in value for every year of duration.  Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal.  There may be less governmental intervention in the securities markets in the near future.  The negative impact on fixed-income securities if interest rates increase as a result could negatively impact the Fund’s net asset value.

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Investment-Grade Debt Securities Risk:  Investment-grade debt securities may be downgraded by a nationally recognized statistical rating organization (“NRSRO”) to below-investment-grade status, which would increase the risk of holding these securities. Investment-grade debt securities rated in the lowest rating category by a NRSRO involve a higher degree of risk than fixed-income securities with higher credit ratings.  While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and may share certain speculative characteristics with non-investment-grade securities.

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Mortgage-Backed Securities Risk:  Mortgage-backed securities are fixed-income securities representing an interest in a pool of underlying mortgage loans.  Mortgage-backed securities are sensitive to changes in interest rates, but may respond  to these changes differently from other fixed-income securities due to the possibility of prepayment of the underlying mortgage loans.  As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security.  Rising interest rates tend to discourage refinancing, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price.  When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average duration of the Fund’s mortgage-backed securities and, therefore, to fully assess the interest rate risk of the Fund. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage- backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the cases of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. In addition, mortgage-backed securities may fluctuate in price based on deterioration in the perceived or actual value of the collateral underlying the pool of mortgage loans, typically residential or commercial real estate, which may result in negative amortization or negative equity, meaning that the value of the collateral would be worth less than the remaining principal amount owed on the mortgages in the pool.

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Non-Investment-Grade Debt Securities Risk:  Non-investment-grade debt securities are sometimes referred to as “junk bonds” and are considered speculative with respect to their issuers’ ability to make payments of interest and principal.  There is a high risk that the Fund could suffer a loss from investments in non-investment-grade debt securities caused by the default of an issuer of such securities.  Part of the reason for this high risk is that non-investment-grade debt securities are generally unsecured and therefore, in the event of a default or bankruptcy, holders of non-investment-grade debt securities generally will not receive payments until the holders of all other debt have been paid. In addition, the market for non-investment-grade debt securities has, in the past, had more frequent and larger price changes than the markets for other securities. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities. Non-investment-grade debt securities can also be more difficult to sell for good value. These securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade securities. Because objective pricing data may be less readily available, judgment may play a greater role in the valuation process.

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Prepayment Risk:  The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Prepayment impacts both the interest rate sensitivity of the underlying asset, such as an asset-backed or mortgage-backed security and its cash flow projections. Prepayment risk is more prevalent during periods of falling interest rates. When interest rates decline it is more likely that the borrower will refinance the loan that is included in the security. This means the Fund would receive a larger-than-expected cash flow and it must then reinvest the cash received upon prepayment when yields have fallen (i.e., at a rate lower than the rate paid by the previous security). Therefore, prepayment risk may make it difficult to calculate the average duration of the Fund’s asset- or mortgage-backed securities which in turn would make it difficult to assess the interest rate risk of the Fund.

Foreign Securities Risk:  Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers, while such events may not necessarily affect the U.S. economy or issuers located in the United States.  In addition, investments in foreign securities are generally denominated in foreign currency.  As a result, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund’s investments.  These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer’s home country.  There is a risk that issuers of foreign securities may not be subject to accounting standards or governmental supervision comparable to those to which U.S. companies are subject and that less public information about their operations may exist.  There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.  Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.  Over-the-counter securities may also be less liquid than exchange-traded securities.  Investments in securities of foreign issuers may be subject to foreign withholding and other taxes.  In addition, it may be more difficult and costly for the Fund to seek recovery from an issuer located outside the United States in the event of a default on a portfolio security or an issuer’s insolvency proceeding.  To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

In addition, there are risks relating to ongoing concerns regarding the economies of certain European countries and their sovereign debt, as well as the potential for one or more countries to leave the European Union. In June 2016, the United Kingdom held a referendum resulting in a vote in favor of the United Kingdom leaving the European Union. These circumstances and potential future developments could have a negative effect on the United Kingdom’s and other European countries’ economies and may result in greater volatility in global financial and currency markets.

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Depositary Receipts Risk:  Foreign receipts, which include American Depositary Receipts (“ADRs”), Global Depositary Receipts, and European Depositary Receipts, are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer.  The risks of depositary receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk.  Unsponsored ADRs, which are issued by a depositary bank without the participation or consent of the issuer, involve additional risks because U.S. reporting requirements do not apply, and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

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Emerging Markets Risk:  Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.  In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than that of issuers in other countries.  As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in securities of issuers located in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

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Frontier Markets Risk:  Frontier markets have similar risks to emerging markets, except that these risks are often magnified in a frontier market due to its smaller and less developed economy.  As a result, frontier markets may experience greater changes in market or economic conditions, financial stability, price volatility, currency fluctuations, and other risks inherent in foreign securities.

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Sovereign Debt Risk:  The actions of foreign governments concerning their respective economies could have an important effect on their ability or willingness to service their sovereign debt. Such actions could have significant effects on market conditions and on the prices of securities and instruments held by the Fund, including the securities and instruments of foreign private issuers.

Illiquid Securities Risk:  Securities held by the Fund that are not deemed to be illiquid at the time of purchase may become illiquid. The Fund will not be able to readily sell illiquid securities. The inability to sell these securities at the most opportune time may negatively affect the Fund’s net asset value. Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on A Fund’s books.  Current SEC guidance provides that open-end investment companies such as the Funds should limit their investments in illiquid securities to no more than 15% of net assets.

Income Risk:  Because the Fund can only distribute what it earns, the Fund’s distributions to shareholders may decline when prevailing interest rates fall (or, if the Fund has a negative duration, when prevailing interest rates rise) or when the Fund experiences defaults on debt instruments it holds. The Fund’s income generally declines during periods of falling interest rates because the Fund must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, call or buy-back) at a lower rate of interest or return.

Inflation-Linked Investments Risk:  The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. government bonds whose principal automatically is adjusted for inflation as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) and other inflation-indexed securities issued by the U.S. Department of Treasury and non-U.S. sovereign entities. Unlike traditional fixed-income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates, and there is no guarantee that the Fund’s use of these instruments will be successful.

Investment Style Risk:  The Sentinel International Equity Fund and Sentinel Small Company Fund tend to focus on “growth” stocks, and target stocks with what the managers consider sustainable, rather than aggressive, growth rates and that are trading at reasonable valuations. The Sentinel Common Stock Fund, the equity portion of the Sentinel Balanced Fund and the Sentinel Sustainable Core Opportunities Fund focus on both “growth” and “value” stocks, or stocks with characteristics of both, commonly called a blend style. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks may not increase in price or pay dividends, as anticipated by the Fund’s managers, or may decline even further if:  other investors fail to recognize the company’s value; other investors favor investing in faster-growing companies; or the factors that the managers believe will increase the price do not occur. The Fund’s performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.

Leverage Risk:  Leverage occurs when the Fund uses borrowings, derivatives (such as futures or options), or similar instruments or techniques to gain exposure to investments in an amount that exceeds the Fund’s initial investment. The use of leverage magnifies changes in the Fund’s net asset value and thus may result in increased portfolio volatility and increased risk of loss. Leverage can create an interest expense that may lower the Fund’s overall returns. There can be no guarantee that a leveraging strategy will be successful.

Management Risk:  In managing a Fund’s portfolio, Touchstone Advisors engages one or more sub-advisors to make investment decisions for a portion of or the entire portfolio.  There is a risk that the Touchstone Advisors may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors. The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

Mortgage Dollar Roll Risk:  Mortgage “dollar rolls” are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Non-Diversification Risk:  A non-diversified Fund may invest a significant percentage of its assets in the securities of a single issuer or limited number of issuers, subject to federal income tax restrictions relating to the Fund’s qualification as a regulated investment company.  Because a higher percentage of a non-diversified Fund’s holdings may be invested in the securities of a limited number of issuers, the Fund may be more sensitive to economic, political, and regulatory developments relating to the issuer or group of issuers in which it invests than a diversified fund.  This may increase the volatility of the Fund’s investment performance.

Other Investment Companies and ETFs Risk:  The Fund’s investments in other investment companies, such as exchange-traded funds (“ETFs”) and closed-end funds, will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the portfolios of such investment companies, and the value of the Fund’s investment will fluctuate in response to the performance of such portfolios.  The value of the shares of closed-end funds may be lower than the value of the portfolio securities held by the closed-end fund.  Also, although many ETFs seek to provide investment results that correspond generally to the price and yield performance of a particular market index, the price movement of an ETF may not track the underlying index.  In addition, if the Fund acquires shares of investment companies, shareholders of the Fund will bear both their proportionate share of the fees and expenses of the Fund (including management and advisory fees) and, indirectly, the fees and expenses of the investment companies.  There may also not be an active trading market available for shares of some investment companies. Additionally, trading of investment company shares may be halted or delisted by the listing exchange.  To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Portfolio Turnover Risk:  The Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the advisor or sub-advisor, as applicable, determines that it would be in the Fund’s best interest to do so.  It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the advisor’s or sub-advisor’s control.  These transactions will increase the Fund’s “portfolio turnover.”  A 100% portfolio turnover rate would occur if all of the securities in the Fund were replaced during a given period.  Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund’s performance, and may result in the realization of substantial capital gains, including net short-term capital gains.  As a result, high portfolio turnover may reduce the Fund’s returns and result in higher taxes when Fund shares are held in a taxable account.

Repurchase Agreement Risk:  Under all repurchase agreements entered into by the Fund, the Fund’s custodian or its agent must take possession of the underlying collateral.  However, if the counterparty defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest.  In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller’s estate.  Repurchase agreements are considered loans by the Fund.

Sector Risk:  The Fund may focus its investments in certain sectors.  The Fund that focuses its investments in the securities of a particular market sector is subject to the risk that adverse circumstances will have a greater impact on the fund than a fund that does not focus its investments in a particular sector.  It is possible that economic, business or political developments or other changes affecting one security in the sector of focus will affect other securities in that sector of focus in the same manner, thereby increasing the risk of such investments.

Short Sales Risk:  A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that the Fund’s losses may be exaggerated (without a limit). By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero.

Sustainable/Responsible Investing Risk:  The Fund’s environmental, social and corporate governance criteria may cause the Fund to forgo opportunities to buy certain securities, or forgo opportunities to gain exposure to certain industries, sectors, regions and countries.  In addition, the Fund may be required to sell a security when it might otherwise be disadvantageous for it to do so.

To-Be-Announced (“TBA”) Securities Risk:  In a TBA securities transaction, the Fund commits to purchase certain securities for a fixed price at a future date. TBA securities include when-issued and delayed delivery securities and forward commitments. TBA securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Utilities Industry Risk:  Utility company equity securities, to the extent they are purchased for their dividend yield, historically have been sensitive to interest rate movements. In addition, utility companies are subject to state and federal regulation, with respect to both rates and operations, and face the potential for increased costs due to additional regulation and litigation.

INFORMATION ABOUT THE REORGANIZATIONS

Reasons for the Reorganizations

Sentinel, the current investment advisor to the Target Funds, entered into a Purchase Agreement to sell its mutual fund asset management business to Touchstone Advisors, investment advisor to the Touchstone Funds (previously defined as the “Transaction”) in exchange for cash consideration, which is subject to adjustment based if assets under management of the Target Funds fall below certain base asset levels established in the Purchase Agreement. Completion of the Transaction is subject to the satisfaction or waiver of certain conditions to the closing of the Transaction, including that (i) shareholders of the Sentinel Common Stock Fund and Sentinel Small Company Fund shall have approved their respective Reorganization and such Target Funds shall have a minimum amount of assets at closing as agreed between Sentinel and Touchstone Advisors, and (2) shareholders of the Sentinel Funds (including the Sentinel Common Stock Fund and Sentinel Small Company Fund) representing a minimum amount of assets under management, as agreed between Sentinel and Touchstone Advisors, at closing shall have approved their respective Reorganizations.  By approving the Reorganization of each Target Fund into the applicable Acquiring Fund, shareholders of the Target Fund will have an opportunity to continue their investment in a Fund that will be advised by Touchstone Advisors that will have investment goals and principal investment strategies similar to those of the Target Fund.  The Reorganizations are expected to be tax-free reorganizations for federal income tax purposes.

Sentinel Funds Board Approval of the Reorganizations

The Sentinel Funds Board has determined that the participation by the Target Funds in the Reorganizations is in the best interests of each Target Fund and its shareholders, and has concluded that the interests of shareholders of each Target Fund will not be diluted as a result of the Reorganization of that Fund with the corresponding Acquiring Fund.  A fund resulting from a Reorganization is referred to as a “Combined Fund”.  The following sets forth in greater detail the steps taken by the Board in arriving at these conclusions.

During the third quarter of 2016, Sentinel advised the Sentinel Funds Board that it was considering various strategic alternatives relating to its mutual fund advisory business. During this discussion, Sentinel reviewed the challenges in managing and expanding its mutual fund advisory business, including investors’ movements to index funds and other passive investments and changes in distribution practices that are impacting the mutual fund industry.  Sentinel indicated that no conclusions had been reached but that the review could result in a proposal to restructure the Sentinel Funds or to sell all or a portion of the complex to a third party.

At a meeting of the Sentinel Funds Board held on December 7-8, 2016, Sentinel advised the Sentinel Funds Board regarding developments in its review of strategic alternatives, including its intention to retain an investment banking firm to assist in this review.  Sentinel and the members of the Sentinel Funds Board who are not interested persons of the Sentinel Funds within the meaning of the Investment Company Act of 1940 (the “1940 Act”) (such directors being referred to as the “Sentinel Funds Independent Directors”) agreed that any decision by the Sentinel Funds Independent Directors impacting the Sentinel Funds or the relationship between the Sentinel Funds and Sentinel would be subject to review by such directors in terms of whether the action was in the best interests of the Sentinel Funds and their shareholders.

To facilitate the review of actions under consideration by Sentinel, the Sentinel Funds Board agreed at its meeting on December 7-8, 2016 that it would hold regular conference calls with management, so that management could provide updates on its review of various alternative actions.  The Sentinel Funds Independent Directors also designated one such Director to take the lead on their behalf in reviewing proposals under consideration by Sentinel.  The Sentinel Funds Board conducted a number of such conference calls during January and February, 2017, during which Sentinel and the Sentinel Funds Independent Directors discussed relevant issues relating to potential transactions that had been identified by Sentinel.  All requests by the Sentinel Funds Independent Directors to Sentinel for information were promptly satisfied.

At a meeting of the Sentinel Funds Board held on March 8, 2017, Sentinel reported on the process senior management had undertaken in its review of strategic alternatives, the options that had been considered, the bids that had been received and the rationale for management’s focus on the proposal from Touchstone Advisors.  At that meeting, the Sentinel Funds Independent Directors determined the process they would undertake in connection with their review of the proposed Transaction with Touchstone Advisors.  During the review by the Sentinel Funds Board of the proposed Reorganizations, two Sentinel Funds Independent Directors traveled to meet with Touchstone Advisors at its headquarters in Cincinnati, Ohio, meeting with senior management of Touchstone Advisors, the lead independent director of the Touchstone Funds and the Touchstone Funds’ chief compliance officer.  In addition, a due diligence review was undertaken by independent counsel for the Sentinel Funds, and the results were reported to the Sentinel Funds Board.

On April 7, 2017, a special meeting of the Sentinel Funds Board was held in New York City to meet with senior management of Touchstone Advisors and portfolio management personnel of Touchstone Advisors and Fort Washington, Rockefeller and ClearArc Capital, the proposed sub-advisors to the Target Funds.  At that meeting, representatives from Touchstone Advisors reviewed the organization’s history, its current resources, the performance records of the relevant Acquiring Funds, its distribution capabilities, the Touchstone Funds’ relationships with their key service providers, and the structure of the compliance programs of Touchstone Advisors and the Touchstone Funds.  Representatives from the sub-advisors reviewed their respective investment strategies, portfolio management personnel, compliance programs and current resources.  During an executive session of that meeting, the Sentinel Funds Independent Directors who had met with Touchstone Advisors’ management in Cincinnati reviewed the substance of these meetings and all of the Sentinel Funds Independent Directors discussed the proposed Reorganizations in detail.

At a meeting of the Sentinel Funds Board held in New York City on April 24, 2017, Sentinel recommended that the Board approve the Plans.  In connection with its recommendation, Sentinel again provided its rationale for proposing to exit the mutual fund industry, including business and mutual fund industry challenges, and provided an analysis of both its rationale for pursuing the Transaction and the Reorganizations, and the basis for its recommendation that the Sentinel Funds Board approve the Plans.  In its recommendation, Sentinel discussed the basis on which it believes the Reorganizations are in the best interests of each Fund and its shareholders.  At the conclusion of the meeting, based on its review of all factors deemed relevant, including those described below, the Sentinel Funds Board, including the Sentinel Funds Independent Directors, unanimously determined that the Reorganizations are in the best interests of each Target Fund and its shareholders, and approved the terms and conditions of the Plans.

The Sentinel Funds Independent Directors met separately with the Funds’ independent counsel to review the proposed Reorganizations during the meetings identified above.  In connection with their review, the Sentinel Funds Independent Directors requested and received additional information from Touchstone Advisors and Sentinel. The Sentinel Funds Independent Directors also requested and obtained modification or clarification of certain terms and commitments relating to the Reorganizations that they believed were in the best interests of the Target Funds’ shareholders.

In considering the best interests of the Target Funds and their respective shareholders in relation to the proposed Reorganizations, the Sentinel Funds Board carefully considered, among other factors, the following:

(1)
the reputation, financial strength and resources of Touchstone Advisors and its parent company, Western & Southern Mutual Holding Company, and their express commitment to building their mutual fund advisory business;

(2)	the Reorganizations permit shareholders in the Target Funds to be part of a larger complex of mutual funds with additional investment options;

(3)
that after the Reorganizations, each Acquiring Fund will be advised by Touchstone Advisors, and will be sub-advised by Fort Washington, Rockefeller, or ClearArc Capital (as described in this Joint Proxy Statement/Prospectus);

(4)
that the manager of managers structure of the Touchstone Funds may be beneficial for shareholders of the Target Funds, noting that Touchstone Advisors has indicated that it has terminated and will terminate sub-advisory relationships, including affiliates, when appropriate, and that the ability to do so provides the opportunity to hire new or additional managers when appropriate;

(5)	the similarity and differences, if any, in the investment objectives, principal investment strategies and risks of each Target Fund and the corresponding Acquiring Fund;

(6)
the past performance of each Operating Fund in comparison to the corresponding Target Fund, including that each of the Operating Funds has a higher Morningstar rating than its corresponding Target Fund and that:

(i)	the Touchstone Active Bond Fund has higher one-, three- and five- and 10-year performance than the Sentinel Government Securities Fund;

(ii)
the Touchstone Active Bond Fund has higher one- and three-year performance than the Sentinel Total Return Bond Fund (the Sentinel Total Return Bond Fund began operations in 2010, and therefore does not have 10 years of performance);

(iii)
the Combined Fund resulting from the Reorganization involving the Sentinel Multi-Asset Income Fund will follow the investment objective, policies and strategies of the Touchstone Flexible Income Fund; it is expected that the Combined Fund will remain in the Touchstone Flexible Income Fund’s current Morningstar category, which is different than the Morningstar category for the Sentinel Multi-Asset Income Fund; the Touchstone Flexible Income Fund, for the one and three-year periods, is ranked by Morningstar in the 14th and 2nd percentiles, respectively, of funds in its Intermediate Term Bond Fund category;

(iv)	the Touchstone Ultra Short Duration Fixed Income Fund had better three- and five- year performance than the Sentinel Low Duration Bond Fund; and

(v)
while the absolute performance of the Sentinel Sustainable Core Opportunities Fund has been higher for various periods than the Touchstone Sustainability and Impact Equity Fund (the “Touchstone Sustainability Fund”), the Touchstone Sustainability Fund is viewed by Touchstone Advisors as having a solid record, as evidenced by its five star Morningstar rating as compared with the three star rating for the Sentinel Sustainable Fund.  In addition, the Board noted that Rockefeller & Co. was named as sub-advisor to the Touchstone Sustainability Fund in May 2015 and began applying its global sustainability and “impact equity” investment strategy in the Fund;

(7)
that the existing portfolio management teams of the Sentinel International Equity Fund and the Sentinel Small Company Fund are expected, after the Reorganization, to be responsible for day-to-day management of the respective corresponding Acquiring Fund, as employees of the sub-advisor to such Acquiring Funds;

(8)
that the Target Funds’ shareholders will receive the same aggregate dollar value in shares of the Acquiring Fund as their Target Fund shares immediately prior to the Reorganizations and the Reorganizations will not result in any dilution in their interests;

(9)	that Target Fund shareholders will receive the same or a similar class of shares as those held in the Target Funds;

(10)
that Touchstone Advisors has agreed to provide a two-year contractual expense limitation that will limit the total annual fund operating expenses of each class of shares of each Combined Fund on an annualized basis to an amount that is equal to or lower than the total annual operating expense ratio of the corresponding class of shares of the Target Fund as of November 30, 2016 (after taking into account any Sentinel expense limitation agreement in place at such time).  Without these expense limitations (but giving effect to existing Touchstone Advisors expense limitations for the Acquiring Funds), the expense ratios of the successors to 5 Target Funds, Sentinel Sustainable Core Opportunities Fund, Sentinel Balanced Fund, the Sentinel Common Stock Fund, the Sentinel International Equity Fund, and the Sentinel Small Company Fund would be expected to increase following the Reorganizations;

(11)
Touchstone Advisors’ distribution capabilities, which are more extensive and have more sales personnel than those available to the Sentinel Funds, may contribute to increased asset levels and potential economies of scale for the Combined Funds after the Reorganizations;

(12)	that Sentinel and Touchstone Advisors or their affiliates will pay all direct expenses of the Funds in connection with the Reorganizations;

(13)	that each Reorganization is intended to be a tax-free reorganization for federal income tax purposes;

(14)	potential conflicts of interest, including the fact that Sentinel will receive financial consideration upon consummation of the Transaction;

(15)	alternatives to the Reorganizations for the Sentinel Funds, including alternative acquirers and the potential liquidation of the Sentinel Funds; and

(16)
the level of anticipated capital gains that may be realized as a result of portfolio re-positioning.  The Sentinel Funds Board recognized that while the capital gains may be significant for certain Target Funds in connection with their Reorganizations and the subsequent repositionings, particularly the Sentinel Common Stock Fund and the Sentinel Balanced Fund, the amounts are consistent with significant levels of gains realized by certain Target Funds in the past.  In addition, certain Target Funds have capital-loss carryforwards that may in part offset capital gains.  In addition, with respect to the Sentinel Common Stock Fund and the Sentinel Balanced Fund, Touchstone Advisors advised Sentinel that sales of those Funds’ portfolio securities that are part of the repositioning will be effected during calendar years 2017 and 2018 so that shareholders’ tax liability with respect to realized capital gains will be spread over a two-year period.

The directors of the Sentinel Funds are also trustees of the Sentinel Variable Products Trust (“Sentinel Variable Trust”), a registered investment company the series of which are offered to variable life insurance and variable annuity separate accounts of life insurance companies. Proposals were made to the board of the Sentinel Variable Trust for separate reorganizations of its series into new funds organized by an affiliate of the Touchstone Funds. The Sentinel Funds Board and the board of the Sentinel Variable Trust considered the respective proposed reorganizations at the same meetings. The board of the Sentinel Variable Trust also approved reorganization proposals.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a non-exclusive “safe harbor” under which an investment adviser to a registered investment company or an affiliated person of such an investment adviser may receive any amount or benefit in connection with a sale of securities or any other interest in such adviser which results in an assignment of an investment advisory contract with such company if (i) for a period of three years following such assignment, a majority of the board of directors of such company are not interested persons of the investment adviser of such company or the predecessor adviser of such company; and (ii) no “unfair burden” is imposed on such company as a result of such assignment or any express or implied terms, conditions or understandings applicable thereto.

For purposes of Section 15(f), the term “unfair burden” is defined to include any arrangement during the two-year period after the date on which transaction occurs whereby the investment adviser (or predecessor or successor adviser), or any interested person (within the meaning of the 1940 Act) of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, (i) from the company or its shareholders, other than fees for bona fide investment advisory or other services, or (ii) with certain exceptions, from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the company, other than bona fide ordinary compensation as principal underwriter of the company.

The Purchase Agreement includes certain covenants of Touchstone Advisors relating to Section 15(f), including that, subject to compliance with its fiduciary duties, Touchstone Advisors shall use its commercially reasonable efforts to take (or refrain from taking) such actions as are necessary to ensure that for a period of three years following the closing of the Transaction, at least 75% of the members of the board of trustees of the Touchstone Funds will not be interested persons of Touchstone Advisors or Sentinel.   The Purchase Agreement also includes a covenant that, for a period of two years following the closing of the Transaction, Touchstone Advisors will retain the expense limitation agreements described in this Joint Proxy Statement/Prospectus.

Agreements and Plans of Reorganization

The following summary is qualified in its entirety by reference to the Plans, a form of which is set forth in Exhibit A.  Each Plan provides that all the assets of each Target Fund will be transferred to the corresponding Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities (other than certain excluded liabilities) of the Target Fund, as described in the Plan.  The Reorganizations are expected to close on October 13, 2017, or such other date as may be agreed upon by the parties (the “Closing Date”).

With respect to each Reorganization of a Target Fund into a Shell Fund, the Plan provides that the initial net asset value of each share class of each Acquiring Fund will be equal to the net asset value of the corresponding class of shares of the corresponding Target Fund as of the close of business on the New York Stock Exchange (“NYSE”) on the Closing Date (the “Valuation Time”).  For each Reorganization, the Plan provides that the price of shares and the computation of net asset values will be made in accordance with the valuation policies and procedures established by the Touchstone Funds Board for regular use in pricing the shares and assets of the applicable Acquiring Trust. The parties will use commercially reasonable efforts to resolve prior to the Valuation Time any material pricing differences that may result from the application of the Acquiring Trust’s valuation policies and procedures to the assets of the Target Fund. As of the date of this Joint Proxy Statement/Prospectus, the parties do not expect any material pricing differences to arise.  BNY Mellon Investment Servicing (US) Inc., the Acquiring Funds’ accounting agent, will compute the value of each Fund’s shares and investment portfolio.

With respect to each Reorganization, the Plan provides that, immediately after the closing of the Reorganization (the “Closing”), the Target Fund will distribute pro rata to its shareholders of record of each class as of the time of such distribution the full and fractional shares of the corresponding class of the Acquiring Fund received by the Target Fund pursuant to the Plan in complete liquidation of the Target Fund.  The distribution and liquidation will be accomplished by the establishment of accounts in the names of the Target Fund’s shareholders on the Acquiring Fund’s share records.  Each account will represent the respective pro rata number of full and fractional shares of the applicable Acquiring Fund, by class, due a Target Fund shareholder.  All issued and outstanding shares of the Target Fund will be canceled.  The Plan provides that Sentinel Funds will take all necessary and appropriate steps to terminate the Target Fund as soon as practicable following the Closing and the making of such distributions.

Each Reorganization is subject to the satisfaction or, to the extent legally permissible, waiver of the conditions set forth in the applicable Plan, including but not limited to the truth and correctness in all material respects of each party’s representations and warranties as set forth in the Plan, delivery of opinions of counsel, effectiveness of the registration statement with respect to the Acquiring Fund shares of which this Joint Proxy Statement/Prospectus is a part, the satisfaction or waiver of the closing conditions to the Transaction and approval of the Plan by shareholders of the Target Fund.  A Plan may be terminated (1) by the mutual agreement of the applicable Acquiring Trust, on behalf of the Acquiring Fund, and Sentinel Funds, on behalf of the Target Fund; or (2) at or prior to the Closing by either party (a) because of a breach by the other of any representation, warranty or agreement contained in the Plan to be performed at or prior to the Closing, if not cured within 30 days, or (b) because a condition in the Plan expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.  A Plan may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the applicable Acquiring Trust and the Sentinel Funds.

Whether or not a Reorganization is consummated, Touchstone Advisors and Sentinel or their affiliates are obligated under the applicable Plan to pay the direct expenses incurred by the Funds in connection with the Reorganization (other than transaction costs related to the purchase or sale of portfolio securities), including the costs relating to the Special Meeting and this Joint Proxy Statement/Prospectus. These costs are estimated to be approximately $1.7 million. The costs of the Reorganizations (other than transaction costs in connection with repositioning of the portfolio) will not be borne by the Funds or their shareholders.

Description of the Securities to be Issued

Shareholders of each Target Fund as of the Closing will receive full and fractional shares of the corresponding class of the applicable Acquiring Fund in accordance with the terms of the applicable Plan.  The shares of each Acquiring Fund to be issued in connection with the Reorganizations will be validly issued, fully paid and non-assessable when issued.  Shares of the Acquiring Fund to be issued in a Reorganization will have no preemptive or other rights to subscribe for such shares, and no share certificates will be issued.

Material Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Reorganizations that are applicable to you as a Target Fund shareholder.  It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Joint Proxy Statement/Prospectus and all of which are subject to change, including changes with retroactive effect.  The discussion below does not address any state, local, or foreign tax consequences of the Reorganizations. Your tax treatment may vary depending upon your particular situation.  You also may be subject to special rules not discussed below if you are a certain kind of Target Fund shareholder, including, but not limited to:  an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or a political subdivision thereof; a holder of Target Fund shares as part of a hedge, straddle, or conversion transaction; a person who does not hold Target Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.

Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code.  As a condition to the closing of each Reorganization, the Target Fund and the corresponding Acquiring Fund will receive an opinion from the law firm of Vedder Price P.C. substantially to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations, qualifications, and assumptions, for federal income tax purposes:

(i)          The transfer by the Target Fund of its assets to the Acquiring Fund in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Target Fund’s liabilities, immediately followed by the pro rata, by class, distribution of all the shares of the Acquiring Fund so received by the Target Fund to the Target Fund’s shareholders in complete liquidation of the Target Fund and the termination of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be “a party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(ii)          No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Target Fund’s liabilities.

(iii)          No gain or loss will be recognized by the Target Fund upon the transfer of its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Target Fund’s liabilities or upon the distribution (whether actual or constructive) of the Acquiring Fund shares so received to the Target Fund shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(iv)          No gain or loss will be recognized by the Target Fund shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund shares.

(v)          The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the shares of the Target Fund exchanged therefor by such shareholder.

(vi)          The holding period of the Acquiring Fund shares received by each Target Fund shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such shares of the Target Fund were held as capital assets at the effective time of the Reorganization.

(vii)          The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

(viii)          The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of a Reorganization on an Acquiring Fund, a Target Fund or any Target Fund shareholder with respect to any asset (including without limitation any stock held in a PFIC as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized for federal income tax purposes (a) at the end of a taxable year or upon the termination thereof, or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.  While it is unlikely a Fund holds stock in a foreign corporation classified as a PFIC, if a Fund does hold stock in a PFIC, the Reorganization of the Fund may result in it having to pay a “deferred tax amount” that cannot be reduced or eliminated by distributing an equivalent amount to shareholders. Because any deferred tax amounts would be payable at the Fund level, the shareholders would effectively bear that cost.

No private ruling will be sought from the Internal Revenue Service (the “IRS”) with respect to the federal income tax consequences of the Reorganizations.  Opinions of counsel are not binding upon the IRS or the courts, are not guarantees of the tax results, and do not preclude the IRS from adopting or taking a contrary position, which may be sustained by a court.  If a Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code and, thus, is taxable, the applicable Target Fund would recognize gain or loss on the transfer of its assets to the corresponding Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

Prior to the closing of each Reorganization, the Target Fund may declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of the Target Fund’s net investment income and realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid federal income tax), if any, through the Closing Date.  To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes and may include net capital gains resulting from the sale of portfolio assets discussed below.  Additional distributions may be made if necessary.  All dividends and distributions will be reinvested in additional shares of the Target Fund unless a shareholder has made an election to receive dividends and distributions in cash.  Dividends and distributions are treated the same for federal income tax purposes whether received in cash or additional shares.

If portfolio investments of a Target Fund are sold prior to that Target Fund’s Reorganization, the tax impact of such sales will depend on the holding periods of such assets and the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets.  Any capital gains recognized in these sales on a net basis (after taking into account any capital loss carryforwards) will be distributed to the Target Fund’s shareholders as capital gains (to the extent of net long-term capital gain over any net short-term capital loss) or ordinary dividends (to the extent of net short-term capital gain over any net long-term capital loss) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

After a Reorganization, the Acquiring Fund’s ability to use the corresponding Target Fund’s and Acquiring Fund’s realized and unrealized pre-Reorganization capital losses, if any, may be limited under certain federal income tax rules applicable to reorganizations of this type.  Therefore, in certain circumstances, shareholders may pay federal income tax sooner, or may pay more federal income taxes, than they would have had the Reorganization not occurred.  The effect of these potential limitations will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the applicable Funds at the time of the Reorganization.

As of November 30, 2016 for the Target Funds, September 30, 2016 for the Touchstone Active Bond Fund and Touchstone Ultra Short Duration Fixed Income Fund and March 31, 2017 for the Touchstone Flexible Income Fund and Touchstone Sustainability and Impact Equity Fund, each Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against capital gains, if any, per the table below.

	Capital Losses to be carried forward (no expiration)	Capital Losses to be carried forward with the Expiration Date	Expiration Date
Sentinel Government Securities Fund	$58,457,106	N/A
Touchstone Active Bond Fund	N/A	$8,427,960	2017

Sentinel Total Return Bond Fund	$34,311,196	N/A
Touchstone Active Bond Fund	N/A	$8,427,960	2017

Sentinel Low Duration Bond Fund	$76,001,489	$2,065,072	2017
		$16,447,278	2018
		$32,731,463	2019
Touchstone Ultra Short Duration Fixed Income Fund	$17,631,734	$3,231,117	2017
		$3,336,624	2018
		$933,830	2019

	Capital Losse to be carried forward (no expiration)	Capital Losses to be carried forward with the Expiration Date	Expiration Date
Sentinel Multi-Asset Income Fund	N/A	N/A
Touchstone Flexible Income Fund	N/A	$6,355,592	2019

Sentinel Sustainable Core Opportunities Fund	N/A	N/A
Touchstone Sustainability and Impact Equity Fund	$11,335,434	N/A
Sentinel Balanced Fund	N/A	N/A
Sentinel Common Stock Fund	N/A	N/A
Sentinel International Equity Fund	$229,675	N/A
Sentinel Small Company Fund	N/A	N/A

A Fund is generally able to carryforward net capital losses arising in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely.  Net capital losses of the Funds from taxable years beginning on or prior to December 22, 2010, however, are subject to the expiration dates shown above and can be used only after post-enactment losses.

In addition, shareholders of a Target Fund will receive a proportionate share of any taxable income and gains realized by the corresponding Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the Acquiring Fund.  Furthermore, any gain an Acquiring Fund realizes after its Reorganization, including any built-in gain realized on the sale of its the Target Fund’s assets in connection with the repositioning of the portfolio after the Reorganization, may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former shareholders of the Target Fund who hold shares of the Acquiring Fund following the Reorganization).  As a result, shareholders of a Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganizations not occurred.

As of November 30, 2016, for U.S. federal income tax purposes, the Target Funds had net unrealized gains per the table below. With respect to each Target Fund, these figures are likely to change prior to the Closing and do not reflect the impact of the Reorganization, including, in particular, the application of the loss limitation rules discussed herein.

Target Funds	Net Unrealized Gains
Sentinel Government Securities Fund	$1,292,328
Sentinel Low Duration Bond Fund	None
Sentinel Multi-Asset Income Fund	None
Sentinel Sustainable Core Opportunities Fund	$90,987,279
Sentinel Total Return Bond Fund	$1,075,026
Sentinel Balanced Fund	$96,365,867
Sentinel Common Stock Fund	$959,075,887
Sentinel International Equity Fund	$4,204,172
Sentinel Small Company Fund	$198,358,212

Tracking Your Basis and Holding Period; State and Local Taxes.  After the Reorganizations, you will continue to be responsible for tracking the adjusted tax basis and holding period of your shares for federal income tax purposes.  However, mutual funds must report cost basis information to you and the IRS when a shareholder sells or exchanges shares acquired on or after January 1, 2012 that are not in a retirement account (“covered shares”).  Cost basis reporting by a mutual fund is not required if the shares were acquired in a reorganization and the basis of the acquired shares is determined from the basis of shares that were not covered shares.

This discussion does not address any state, local or foreign tax issues and is limited to material federal income tax issues.  You are urged and advised to consult, and must rely on, your own tax advisors as to the federal, state, local, foreign and other tax consequences of the Reorganizations in light of your individual circumstances, including the applicability and effect of possible changes in any applicable tax laws.  This discussion is intended to be only a summary of the material federal income tax consequences of the Reorganizations and should not be considered to be tax advice.  There can be no assurance that the IRS will concur on all or any of the issues discussed above.

Pro Forma Capitalization

The following table sets forth, for each Reorganization, the net assets, number of shares outstanding and net asset value per share (“NAV”), assuming the Reorganization occurred as of March 31, 2017 for the Operating Funds and November 30, 2016 for the Sentinel Funds.  This information is generally referred to as the “capitalization” of a Fund.  The term “pro forma capitalization” means the expected capitalization of the Acquiring Fund as of March 31, 2017 or November 30, 2016, as applicable after giving effect to the applicable Reorganization.  These numbers may differ as of the closing date of the applicable Reorganization. Class T shares of the Funds have not commenced operations as of the date of this Joint Proxy Statement/Prospectus, and therefore are not reflected in the tables below.

Capitalization Table as of March 31, 2017 (Unaudited)
 Reorganization of Sentinel Government Securities Fund into Touchstone Active Bond Fund

	Sentinel Government Securities Fund	Touchstone Active Bond Fund	Pro Forma Adjustments(1)	Pro Forma Combined Touchstone Active Bond Fund
Net Assets (all classes)	$180,981,046	$103,460,881	—	$284,441,927
Class A
Net assets	$140,159,042	$23,444,475	—	$163,603,517
Shares outstanding	14,464,515	2,264,218	(928,250)(3)	15,800,483
Net asset value per share	$9.69	$10.35	—	$10.35
Class C
Net assets	$17,251,841	$5,466,677	—	$22,718,518
Shares outstanding	1,777,935	570,446	22,289(3)	2,370,670
Net asset value per share	$9.70	$9.58	—	$9.58
Class I/Y(2)
Net assets	$23,570,163	$67,760,762	—	$91,330,925
Shares outstanding	2,431,719	6,547,101	(154,350)(3)	8,824,470
Net asset value per share	$9.69	$10.35	—	$10.35
Institutional Class
Net assets		$6,788,967		$6,788,967
Shares outstanding		656,297		656,297
Net asset value per share		$10.34		$10.34

(1)	Touchstone Advisors and Sentinel or their affiliates will bear 100% of the Reorganization expenses. As a result, there are no pro forma adjustments to net assets.

(2)	Holders of Class I shares of the Sentinel Government Securities Fund Class I shares will receive Class Y shares of the Touchstone Active Bond Fund upon closing of the Reorganization.

(3)
Pro forma shares outstanding have been adjusted for the accumulated change in the number of shares of the Sentinel Government Securities Fund’s shareholder accounts based on the relative value of the Sentinel Government Securities Fund’s and the Touchstone Active Bond Fund’s net asset value per share.

Capitalization Table as of March 31, 2017 (Unaudited)
 Reorganization of Sentinel Total Return Bond Fund into Touchstone Active Bond Fund

	Sentinel Total Return Bond Fund	Touchstone Active Bond Fund	Pro Forma Adjustments(1)	Pro Forma Combined Touchstone Active Bond Fund
Net Assets (all classes)	$282,461,412	$103,460,881	—	$385,922,293
Class A
Net assets	$64,109,477	$23,444,475	$609,755	$88,163,707
Shares outstanding	6,240,246	2,264,218	10,201(5)	8,514,665
Net asset value per share	$10.27	$10.35	—	$10.35
Class C
Net assets	$23,784,867	$5,466,677	—	$29,251,544
Shares outstanding	2,321,707	570,446	160,236(5)	3,052,389
Net asset value per share	$10.24	$9.58	—	$9.58
Class I/Y(2)
Net assets	$193,345,163	$67,760,762	$612,150	$261,718,075
Shares outstanding	18,804,288	6,547,101	(63,972)(5)	25,287,417
Net asset value per share	$10.28	$10.35	—	$10.35
Class R3/A(3)
Net assets	$609,755	—	$(609,755)	—
Shares outstanding	59,363	—	(59,363)(5)	—
Net asset value per share	$10.27	—	—	—
Class R6/Y(4)
Net assets	$612,150	—	$(612,150)	—
Shares outstanding	59,537	—	(59,537)(5)	—
Net asset value per share	$10.28	—	—	—
Institutional Class
Net assets	—	$6,788,967	—	$6,778,967
Shares outstanding	—	656,297	—	656,297
Net asset value per share	—	$10.34	—	$10.34

(1)	Touchstone and Sentinel will bear 100% of the Reorganization expenses. As a result there are no pro forma adjustments to net assets.

(2)	Holders of Class I shares of the Sentinel Total Return Bond Fund will receive Class Y shares of the Touchstone Active Bond Fund upon closing of the Reorganization.

(3)	Holders of Class R3 shares of the Sentinel Total Return Bond Fund will receive Class A shares of the Touchstone Active Bond Fund upon closing of the Reorganization.

(4)	Holders of Class R6 shares of the Sentinel Total Return Bond Fund will receive Class Y shares of the Touchstone Active Bond Fund upon closing of the Reorganization.

(5)
Pro forma shares outstanding have been adjusted for the accumulated change in the number of shares of the Sentinel Total Return Bond Fund’s shareholder accounts based on the relative value of the Sentinel Total Return Bond Fund’s and the Touchstone Active Bond Fund’s net asset value per share.

Capitalization Table as of March 31, 2017 (Unaudited)
 Reorganization of Sentinel Government Securities Fund/Total Return Bond Fund into Touchstone Active Bond Fund

	Sentinel Government Securities Fund	Sentinel Total Return Bond Fund	Touchstone Active Bond Fund	Pro Forma Adjustments(1)	Pro Forma Combined Touchstone Active Bond Fund
Net Assets (all classes)	$180,981,046	$282,461,412	$103,460,881	—	$566,903,339
Class A
Net assets	$140,159,042	$64,109,477	$23,444,475	$609,755	$228,322,749
Shares outstanding	14,464,515	6,240,246	2,264,218	(918,049)(5)	22,050,930
Net asset value per share	$9.69	$10.27	$10.35		$10.35
Class C
Net assets	$17,251,841	$23,784,867	$5,466,677		$46,503,385
Shares outstanding	1,777,935	2,321,707	570,446	182,525(5)	4,852,613
Net asset value per share	$9.70	$10.24	$9.58		$9.58
Class I/Y(2)
Net assets	$23,570,163	$193,345,163	$67,760,762	$612,150	$285,288,238
Shares outstanding	2,431,719	18,804,288	6,547,101	(218,322)(5)	27,564,786
Net asset value per share	$9.69	$10.28	$10.35		$10.35
Class R3/A(3)
Net assets	—	$609,755		$(609,755)
Shares outstanding	—	59,363		(59,363)(3)
Net asset value per share	—	$10.27
Class R6/Y(4)
Net assets	—	$612,150		$(612,150)
Shares outstanding	—	59,537		(59,537)(5)
Net asset value per share	—	$10.28
Institutional Class
Net assets			$6,788,967		$6,788,967
Shares outstanding			656,297		656,297
Net asset value per share			$10.34		$10.34

(1)	Touchstone Advisors and Sentinel or their affiliates will bear 100% of the Reorganization expenses. As a result, there are no pro forma adjustments to net assets.

(2)
Holders of Class I shares of the Sentinel Government Securities Fund and Sentinel Total Return Bond Fund will receive Class Y shares of the Touchstone Active Bond Fund upon closing of the Reorganization.

(3)	Holders of Class R3 shares of the Sentinel Total Return Bond Fund will receive Class A shares of the Touchstone Active Bond Fund upon closing of the Reorganization.

(4)	Holders of Class R6 shares of the Sentinel Total Return Bond Fund will receive Class Y shares of the Touchstone Active Bond Fund upon closing of the Reorganization.

(5)
Pro forma shares outstanding have been adjusted for the accumulated change in the number of shares of the Sentinel Government Securities Fund’s and Sentinel Total Return Bond Fund’s shareholder accounts based on the relative value of the Sentinel Government Securities Fund’s, Sentinel Total Return Bond Fund and the Touchstone Active Bond Fund’s net asset value per share.

Capitalization Table as of March 31, 2017 (Unaudited)
 Reorganization of Sentinel Low Duration Bond Fund into Touchstone Ultra Short Duration Fixed Income Fund

	Sentinel Low Duration Bond Fund	Touchstone Ultra Short Duration Fixed Income Fund	Pro Forma Adjustments(1)	Pro Forma Combined Touchstone Ultra Short Duration Fixed Income Fund
Net Assets (all classes)	$313,795,445	$654,116,245	—	$967,911,690
Class A
Net assets	$88,625,791	$12,764,742	—	$101,390,533
Shares outstanding	10,514,203	1,376,890	(954,436)(3)	10,936,657
Net asset value per share	$8.43	$9.27	—	$9.27
Class C
Net assets		$7,351,857	—	$7,351,857
Shares outstanding		789,123		789,123
Net asset value per share		$9.32	—	$9.32
Class I/Y(2)
Net assets	$18,603,856	$221,705,064	—	$240,308,920
Shares outstanding	2,203,470	23,808,046	(205,674)(3)	25,805,842
Net asset value per share	$8.44	$9.31	—	$9.31
Class S(4)
Net assets	$206,565,798	—	—	$206,565,798
Shares outstanding	24,470,186	—	(2,287,887)(3)	22,182,299
Net asset value per share	$8.44	—	—	$9.31
Class Z
Net assets		$219,212,381		$219,212,381
Shares outstanding		23,577,201		23,577,201
Net asset value per share		$9.30		$9.30
Institutional Class
Net assets		$193,082,201		$193,082,201
Shares outstanding		20,734,708		20,734,708
Net asset value per share		$9.31		$9.31

(1)	Touchstone Advisors and Sentinel or their affiliates will bear 100% of the Reorganization expenses. As a result, there are no pro forma adjustments to net assets.

(2)	Holders of the Class I shares of Sentinel Low Duration Bond Fund will receive Class Y shares of the Touchstone Ultra Short Duration Fixed Income Fund upon closing of the Reorganization.

(3)
Pro forma shares outstanding have been adjusted for the accumulated change in the number of shares of the Sentinel Low Duration Bond Fund’s shareholder accounts based on the relative value of the Sentinel Low Duration Bond Fund’s and the Touchstone Ultra Short Duration Fixed Income Fund’s net asset value per share.

(4)	Touchstone Ultra Short Duration Fixed Income Fund will open Class S shares.

Capitalization Table as of March 31, 2017 (Unaudited)
 Reorganization of Sentinel Multi-Asset Income Fund into Touchstone Flexible Income Fund

	Sentinel Multi-Asset Income Fund	Touchstone Flexible Income Fund	Pro Forma Adjustments(1)	Pro Forma Combined Touchstone Flexible Income Fund
Net Assets (all classes)	$295,059,203	$673,220,321	—	$968,279,524
Class A
Net assets	$120,013,881	$49,543,735	—	$169,557,616
Shares outstanding	9,789,610	4,624,514	1,412,732(3)	15,826,856
Net asset value per share	$12.26	$10.71	—	$10.71
Class C
Net assets	$95,896,914	$55,043,489	—	$150,940,403
Shares outstanding	7,867,066	5,207,144	1,204,834(3)	14,279,044
Net asset value per share	$12.19	$10.57	—	$10.57
Class I/Y(2)
Net assets	$79,148,408	$464,002,422	—	$543,150,830
Shares outstanding	6,472,743	43,182,530	893,228(3)	50,548,501
Net asset value per share	$12.23	$10.75	—	$10.75
Institutional Class
Net assets		$104,630,675		$104,630,675
Shares outstanding		9,740,523		9,740,523
Net asset value per share		$10.74		$10.74

(1)	Touchstone Advisors and Sentinel or their affiliates will bear 100% of the Reorganization expenses. As a result, there are no pro forma adjustments to net assets.

(2)	Holders of Class I shares of the Sentinel Multi-Asset Income Fund will receive Class Y shares of the Touchstone Flexible Income Fund upon closing of the Reorganization.

(3)
Pro forma shares outstanding have been adjusted for the accumulated change in the number of shares of the Sentinel Multi-Asset Income Fund’s shareholder accounts based on the relative value of the Sentinel Multi-Asset Income Fund’s and the Touchstone Flexible Income Fund’s net asset value per share.

Capitalization Table as of March 31, 2017 (Unaudited)
 Reorganization of Sentinel Sustainable Core Opportunities Fund into Touchstone Sustainability and Impact Equity Fund

	Sentinel Sustainable Core Opportunities Fund	Touchstone Sustainability and Impact Equity Fund	Pro Forma Adjustments(1)	Pro Forma Combined Touchstone Sustainability and Impact Equity Fund
Net Assets (all classes)	$380,455,809	$303,586,524	—	$684,042,333
Class A
Net assets	$351,892,025	$113,062,255	—	$464,954,280
Shares outstanding	15,668,257	5,254,373	685,317(3)	21,607,947
Net asset value per share	$22.46	$21.52	—	$21.52
Class C
Net assets		$48,055,011	—	$48,055,011
Shares outstanding		2,580,565		2,580,565
Net asset value per share		$18.62	—	$18.62

	Sentinel Sustainable Core Opportunities Fund	Touchstone Sustainability and Impact Equity Fund	Pro Forma Adjustments(1)	Pro Forma Combined Touchstone Sustainability and Impact Equity Fund
Class I/Y(2)
Net assets	$28,563,784	$112,790,042	—	$141,353,826
Shares outstanding	1,267,883	5,101,425	24,040(3)	6,393,348
Net asset value per share	$22.53	$22.11	—	$22.11
Institutional Class
Net assets		$29,679,216		$29,679,216
Shares outstanding		1,341,133		1,341,133
Net asset value per share		$22.13		$22.13

(1)	Touchstone Advisors and Sentinel or their affiliates will bear 100% of the Reorganization expenses. As a result, there are no pro forma adjustments to net assets.

(2)	Holders of the Class I shares of Sentinel Sustainable Core Opportunities Fund will receive Class Y shares of the Touchstone Sustainability and Impact Equity Fund upon closing of the Reorganization.

(3)
Pro forma shares outstanding have been adjusted for the accumulated change in the number of shares of the Sentinel Sustainable Core Opportunities Fund’s shareholder accounts based on the relative value of the Sentinel Sustainable Core Opportunities Fund’s and the Touchstone Sustainability and Impact Equity Fund’s net asset value per share.

Capitalization Table as of November 30, 2016 (Unaudited)
 Reorganization of Sentinel Balanced Fund into Touchstone Balanced Fund

	Sentinel Balanced Fund	Pro Forma Adjustments(1)	Pro Forma Acquiring Fund
Net Assets (all classes)	$322,453,507	—	$322,453,507
Class A
Net assets	$264,910,339	—	$264,910,339
Shares outstanding	13,461,269	—	13,461,269
Net asset value per share	$19.68	—	$19.68
Class C
Net assets	$43,066,223	—	$43,066,223
Shares outstanding	2,182,307	—	2,182,307
Net asset value per share	$19.73	—	$19.73
Class I/Y(2)
Net assets	$14,476,945	—	$14,476,945
Shares outstanding	739,906	—	739,906
Net asset value per share	$19.57	—	$19.57

(1)	Touchstone Advisors and Sentinel or their affiliates will bear 100% of the Reorganization expenses. As a result, there are no pro forma adjustments to net assets.

(2)	Holders of the Class I shares of Sentinel Balanced Fund will receive Class Y shares of the Touchstone Balanced Fund upon closing of the Reorganization.

Capitalization Table as of November 30, 2016 (Unaudited)
 Reorganization of Sentinel Common Stock Fund into Touchstone Large Cap Focused Fund

	Sentinel Common Stock Fund	Pro Forma Adjustments(1)	Pro Forma Acquiring Fund
Net Assets (all classes)	$2,016,643,657	—	$2,016,643,657
Class A
Net assets	$1,350,860,586	—	$1,350,860,586
Shares outstanding	31,949,509	—	31,949,509
Net asset value per share	$42.28	—	$42.28
Class C
Net assets	$83,245,707	—	$83,245,707
Shares outstanding	2,058,538	—	2,058,538
Net asset value per share	$40.44	—	$40.44
Class I/Y(2)
Net assets	$552,610,573	—	$552,610,573
Shares outstanding	13,076,341		13,076,341
Net asset value per share	$42.26	—	$42.26
Class R6/Institutional Class(3)
Net assets	$29,926,791	—	$29,926,791
Shares outstanding	707,129	—	707,129
Net asset value per share	$42.32	—	$42.32

(1)	Touchstone Advisors and Sentinel or their affiliates will bear 100% of the Reorganization expenses. As a result, there are no pro forma adjustments to net assets.

(2)	Holders of the Class I shares of Sentinel Common Stock Fund will receive Class Y shares of the Touchstone Large Cap Focused Fund upon closing of the Reorganization.

(3)	Holders of Class R6 shares of the Sentinel Common Stock Fund will receive Institutional Class shares of the Touchstone Large Cap Focused Fund upon closing of the Reorganization.

Capitalization Table as of November 30, 2016 (Unaudited)
 Reorganization of Sentinel International Equity Fund into Touchstone International Equity Fund

	Sentinel International Equity Fund	Pro Forma Adjustments(1)	Pro Forma Acquiring Fund
Net Assets (all classes)	$161,020,363	—	$161,020,363
Class A
Net assets	$114,616,241	—	$114,616,241
Shares outstanding	7,382,771	—	7,382,771
Net asset value per share	$15.52	—	$15.52
Class C
Net assets	$5,876,112	—	$5,876,112
Shares outstanding	400,805	—	400,805
Net asset value per share	$14.66	—	$14.66
Class I/Y(2)
Net assets	$40,528,010	—	$40,528,010
Shares outstanding	2,631,322	—	2,631,322
Net asset value per share	$15.40	—	$15.40

(1)	Touchstone Advisors and Sentinel or their affiliates will bear 100% of the Reorganization expenses. As a result, there are no pro forma adjustments to net assets.

(2)	Holders of Class I shares of the Sentinel International Equity Fund will receive Class Y shares of the Touchstone International Equity Fund upon closing of the Reorganization.

Capitalization Table as of November 30, 2016 (Unaudited)
 Reorganization of Sentinel Small Company Fund into Touchstone Small Company Fund

	Sentinel Small Company Fund	Pro Forma Adjustments(1)	Pro Forma Acquiring Fund
Net Assets (all classes)	$1,067,131,879	—	$1,067,131,879
Class A
Net assets	$685,806,556	—	$685,806,556
Shares outstanding	132,266,573	—	132,266,573
Net asset value per share	$5.19	—	$5.19
Class C
Net assets	$110,842,167	—	$110,842,167
Shares outstanding	32,673,484	—	32,673,484
Net asset value per share	$3.39	—	$3.39
Class I/Y(2)
Net assets	$257,483,006	—	$257,483,006
Shares outstanding	46,340,118	—	46,340,118
Net asset value per share	$5.56	—	$5.56
Class R6
Net assets	$13,000,150	—	$13,000,150
Shares outstanding	2,480,292	—	2,480,292
Net asset value per share	$5.24	—	$5.24

(1)	Touchstone Advisors and Sentinel or their affiliates will bear 100% of the Reorganization expenses. As a result, there are no pro forma adjustments to net assets.

(2)	Holders of Class I shares of the Sentinel Small Company Fund will receive Class Y shares of the Touchstone Small Company Fund upon closing of the Reorganization.

THE FUNDS’ MANAGEMENT

Sentinel is the investment advisor to the Target Funds.  Touchstone Advisors serves as the investment advisor to the Acquiring Funds.  Touchstone Advisors employs a sub-advisor for each Acquiring Fund.

Investment Advisor

Touchstone Advisors, Inc., 303 Broadway, Suite 1100, Cincinnati, Ohio 45202

Touchstone Advisors has been a SEC-registered investment advisor since 1994.  As of June 30, 2017, Touchstone Advisors had approximately $14.3 billion in assets under management.  As the Acquiring Funds’ investment advisor, Touchstone Advisors reviews, supervises and administers the Acquiring Funds’ investment programs and also ensures compliance with the Acquiring Funds’ investment policies and guidelines.

Touchstone Advisors is responsible for selecting each Acquiring Fund’s sub-advisor(s), subject to approval by the Fund’s Board.  Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise.  Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

•	level of knowledge and skill;
•	performance as compared to its peers or benchmark;
•	consistency of performance over 5 years or more;
•	level of compliance with investment rules and strategies;
•	employees, facilities and financial strength; and
•	quality of service.
Touchstone Advisors continually monitors each sub-advisor’s performance through various analyses and through in-person, telephone, and written consultations with the sub-advisor.  Touchstone Advisors discusses its expectations for performance with each sub-advisor and provides evaluations and recommendations to the Touchstone Funds Board, including whether or not a sub-advisor’s contract should be renewed, modified, or terminated.

The SEC has granted an exemptive order that permits each Acquiring Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval.  An Acquiring Fund must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Acquiring Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more funds in the Touchstone Funds.  Shareholders will be notified of any material changes in an Acquiring Fund’s sub-advisory arrangements.  Each Acquiring Fund has adopted the manager-of-managers structure and currently operates under the terms of the exemptive order. After the Reorganizations, Touchstone Advisors and the Acquiring Trusts will continue to rely on the manager-of-managers exemptive order.

Two or more sub-advisors may manage an Acquiring Fund from time to time, with each managing a portion of the Acquiring Fund’s assets.  If an Acquiring Fund has more than one sub-advisor, Touchstone Advisors allocates how much of the Acquiring Fund’s assets are managed by each sub-advisor.  Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisors.

Touchstone Advisors is responsible for the operations of the Acquiring Funds, except those that are subcontracted to a sub-advisor, custodian, transfer agent, sub-administrative agent, or other parties.  For its services, Touchstone Advisors receives an investment advisory fee from each Acquiring Fund at an annualized rate based on the average daily net assets of the Acquiring Fund.  Touchstone Advisors, and not the Acquiring Funds, pays sub-advisory fees to each sub-advisor from its advisory fee.

Additional Information

The Trustees of the Acquiring Trusts oversee generally the operations of the Acquiring Funds and the Acquiring Trusts.  Each Acquiring Trust enters into contractual arrangements with various parties, including, among others, the Acquiring Funds’ investment advisor, custodian, transfer agent, accountants and distributor, who provide services to the Acquiring Funds.  Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Acquiring Trust.

This Joint Proxy Statement/Prospectus provides information concerning the Acquiring Trusts and the Acquiring Funds that you should consider in determining whether to invest in shares of the Acquiring Funds.  The Acquiring Funds may make changes to this information from time to time.  Neither this Joint Proxy Statement/Prospectus, the SAIs or any document filed as an exhibit to an Acquiring Trust’s registration statement of which these documents are a part, is intended to, nor does it, give rise to an agreement or contract between the Acquiring Trust or an Acquiring Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Sub-Advisors and Portfolio Managers

Sub-Advisor:  Fort Washington Investment Advisors, Inc., 303 Broadway, Suite 1200, Cincinnati, Ohio 45202

Fort Washington, an affiliate of Touchstone Advisors, serves as sub-advisor to the Acquiring Funds set forth below.  As the sub-advisor, Fort Washington makes the daily decisions regarding buying and selling specific securities for each Acquiring Fund, according to the Acquiring Fund’s investment goals and strategies.  Fort Washington has been a registered investment advisor since 1990 and provides investment advisory services to individuals, institutions, mutual funds and variable annuity products.  As of March 31, 2017, Fort Washington managed approximately $48.5 billion in assets.

Touchstone Active Bond Fund

Timothy J. Policinski, CFA, is the primary manager of the Touchstone Active Bond Fund. Mr. Policinski is a Managing Director and Senior Portfolio Manager. He has worked at Fort Washington and managed the Fund since 2001. Mr. Policinski has over 20 years of fixed income management experience.

Daniel J. Carter, CFA, is the secondary manager of the Touchstone Active Bond Fund. Mr. Carter began as an Assistant Portfolio Manager of Fort Washington in 2000 and has been an Assistant Vice President and Portfolio Manager since 2007. He has managed the Fund since September 2001.

Touchstone Ultra Short Duration Fixed Income Fund

Scott D. Weston, Managing Director and Senior Portfolio Manager, joined Fort Washington in September 1999. He is also Fort Washington’s lead sector specialist in mortgage-backed and asset-backed securities. Mr. Weston is a graduate of the University of Utah with a BS in Political Science and the University of Cincinnati with an MBA in Finance. He has investment experience dating back to 1992 and is jointly and primarily responsible for the management of the Fund.

Brent A. Miller, CFA, Senior Portfolio Manager, joined Fort Washington in June 2001 and is jointly and primarily responsible for the management of the Fund. He became a portfolio manager in 2008 and was an assistant portfolio manager prior to 2008. Mr. Miller graduated Magna Cum Laude from the University of Evansville with a BS in Mathematics. He has investment experience dating back to 1999.

Touchstone Balanced Fund

James Wilhelm, Managing Director, Head of Public Equities, joined Fort Washington in 2002. Mr. Wilhelm has investment experience dating back to 1993. He began as a Senior Equity Analyst in 2002 and was named Portfolio Manager in 2005. He became Assistant Vice President in 2007, Vice President in 2008, Managing Director in 2014, and Head of Public Equities in 2015. He has co-managed the Touchstone Balanced Fund since its inception in 2017.

Timothy J. Policinski, CFA, is a Managing Director and Senior Portfolio Manager.  Mr. Policinski has worked at Fort Washington since 2001.  Mr. Policinski has over 20 years of fixed income management experience.  He has co-managed the Touchstone Balanced Fund since its inception in 2017.

Daniel J. Carter, CFA, began as an Assistant Portfolio Manager of Fort Washington in 2000 and has been an Assistant Vice President and Portfolio Manager since 2007.  Mr. Carter has co-managed the Touchstone Balanced Fund since its inception in 2017.

Touchstone Large Cap Focused Fund

James Wilhelm, Managing Director, Head of Public Equities, joined Fort Washington in 2002. He has investment experience dating back to 1993. He began as a Senior Equity Analyst in 2002 and was named Portfolio Manager in 2005. He became Assistant Vice President in 2007, Vice President in 2008, Managing Director in 2014, and Head of Public Equities in 2015. He has managed the Touchstone Large Cap Focused Fund since its inception in 2017.

For a discussion of the “Prior Performance For Similar Accounts Managed by Fort Washington for the Touchstone Large Cap Focused Fund,” see Exhibit D to this Joint Proxy Statement/Prospectus.

Touchstone International Equity Fund

Andrew Boczek, manages the Sentinel International Equity Fund and has been associated with Sentinel and managed or co-managed the Fund since 2012.  He is expected to join Fort Washington upon the Closing of the Fund’s Reorganization and manage the Touchstone International Equity Fund thereafter.  Prior to joining Sentinel, from 2006 to 2012, Mr. Boczek served as an analyst with Legend Capital Management, LLC. Prior to Legend Capital, Mr. Boczek served as an analyst on the International Value team at Artisan Partners LP from 2002 to 2006.

Touchstone Small Company Fund

Jason Ronovech, is lead manager of the Sentinel Small Company Fund and has co-managed or managed the Fund since 2013. He is expected to join Fort Washington upon the Closing of the Fund’s Reorganization and manage the Touchstone Small Company Fund thereafter.

Sub-Advisor:  ClearArc Capital, Inc., 580 Walnut Street, 6th Floor, Cincinnati, Ohio 45202

ClearArc Capital serves as sub-advisor to the Touchstone Flexible Income Fund.  As the sub-advisor, ClearArc Capital makes the daily decisions regarding buying and selling specific securities for the Touchstone Flexible Income Fund, according to the Fund’s investment goals and strategies.  ClearArc Capital has been a registered investment advisor since 1975 and is a wholly-owned subsidiary of Fifth Third Bank. Fifth Third Bank is a wholly-owned subsidiary of Fifth Third Financial Corporation, which is in turn a wholly-owned subsidiary of Fifth Third Bancorp. ClearArc Capital provides comprehensive advisory services for institutional and personal clients. ClearArc Capital offers a diversified asset management product line utilizing commingled funds, and separate accounts.  As of March 31, 2017, ClearArc Capital managed approximately $7 billion in assets. The following team of portfolio managers are jointly and primarily responsible for the management of the Touchstone Flexible Income Fund’s portfolio.

Touchstone Flexible Income Fund

Peter Kwiatkowski, CFA, is the Director of Growth and Income Strategies for ClearArc Capital. He joined ClearArc Capital in 2002 and has 17 years of investment experience. Prior to joining ClearArc Capital, he worked in Fifth Third Bank’s Treasury Group where his responsibilities included structured finance, investments, balance sheet management, and economic analysis. Prior to that, Mr. Kwiatkowski served as a Portfolio Analyst for Pacific Investment Management Company (PIMCO). His previous experience also includes 7 years in real estate, most recently as the manager of a unit handling defaulted mortgages. He is a member of the Cincinnati Society of Financial Analysts and a volunteer financial counselor. He graduated summa cum laude from California State University at Long Beach with a B.S. in Finance, Real Estate, and Law and is a CFA charterholder.

David Withrow, CFA, is the Deputy Chief Investment Officer and Director of Taxable Fixed Income for ClearArc Capital. He joined ClearArc Capital in 2001 as a Senior Fixed Income Portfolio Manager and has 27 years of investment experience. Prior to that, Mr. Withrow served in a similar capacity for Fifth Third Bank Investment Advisors. He is a member of the Cincinnati Society of Financial Analysts and a Board member for The Cooperative for Education in Cincinnati, Ohio. Mr. Withrow graduated from Anderson University with a BA in Economics and is a CFA charterholder.

Mitchell Stapley, CFA, is the Chief Investment Officer for ClearArc Capital. He joined ClearArc Capital in 2001 and has 32 years of investment experience. Prior to joining ClearArc Capital, Mr. Stapley was the Chief Fixed Income Officer at Lyon Street Asset Management, a subsidiary of Old Kent Bank, which was later acquired by Fifth Third Bank. Previously, he was Manager of Short Term Investments/Foreign Exchange Exposure at Navistar International Corporation in Chicago. While at Navistar, he was responsible for both investment strategy and implementation, and foreign exchange hedging and trading. Prior to that, Mr. Stapley served as a Portfolio Manager for William Wrigley Jr. Company in Chicago. He is on the investment committee for the Western Michigan University Endowment Fund and has served as the President of the CFA Society of West Michigan. He graduated with a BA from Albion College and is a CFA charterholder.

John Cassady, CFA, is a Senior Portfolio Manager for ClearArc Capital. He joined ClearArc Capital in 2001 and has 26 years of investment experience. Prior to joining ClearArc Capital, he held a similar position at Lyon Street Asset Management, a subsidiary of Old Kent Bank, which was acquired by Fifth Third Bank. Previously, he was a fixed income portfolio manager at Atlantic Portfolio Analytics & Management (APAM) which has since been acquired by Semper Capital Management.  He is a member of the CFA West Michigan Society.  Mr. Cassady graduated from Georgia Institute of Technology with a BS in Industrial Management and is a CFA charterholder.

Sub-Advisor:  Rockefeller & Co., Inc. 10 Rockefeller Plaza, Third Floor, New York, New York 10020

Rockefeller serves as sub-advisor to the Touchstone Sustainability and Impact Equity Fund.  As the sub-advisor, Rockefeller makes the daily decisions regarding buying and selling specific securities for the Touchstone Sustainability and Impact Equity Fund, according to the Fund’s investment goals and strategies.  Rockefeller is a global asset management and investment advisory firm that was founded in 1882 by John D. Rockefeller to manage the Rockefeller Family’s personal and philanthropic interests. Rockefeller was incorporated in 1979 and registered with the U.S. Securities and Exchange Commission in 1980 as an investment advisor. Today, Rockefeller provides investment management services and wealth advice to institutions, foundations and endowments, non-profits, individuals, trusts and families. The Fund’s investment strategy reflects Rockefeller’s Global Sustainability & Impact Equity Strategy, which is managed by two portfolio managers and supported by a team of financial analysts and dedicated sustainability and impact analysts. Rockefeller had approximately $6.4 billion in net assets under management as of March 31, 2017. The following individuals are jointly and primarily responsible for the management of the Touchstone Sustainability and Impact Equity Fund’s portfolio:

Touchstone Sustainability and Impact Equity Fund

David P. Harris, CFA, Chief Investment Officer and Managing Director, joined Rockefeller in 1999 and began managing the Fund in 2015. Prior to joining Rockefeller, Mr. Harris spent over three years with Stein Roe & Farnham, as Portfolio Manager of the Stein Roe International Fund and Stein Roe Emerging Markets Fund. He is a Chartered Financial Analyst charterholder and received an MBA with Distinction in Finance from Cornell University and a BA in Economics from the University of Michigan.

Jimmy C. Chang, CFA, Chief Investment Strategist, Managing Director and Senior Portfolio Manager, joined Rockefeller in 2004 and began managing the Fund in 2015. Prior to joining Rockefeller, Mr. Chang served as a Senior Vice President, Chief Technology Strategist and Senior Technology Analyst at the U.S. Trust Company of New York, where he led technology equity research and co-managed a technology fund. He is a Chartered Financial Analyst charter holder and received an MBA in Finance/International Business from New York University and a BS (summa cum laude) in Electrical Engineering from The Cooper Union.

Investment Advisory Fees

Pursuant to investment advisory agreements, each of Sentinel and Touchstone Advisors, respectively, is entitled to receive a fee with respect to the average daily net assets of the Funds for which they act as investment advisor, which is paid monthly. The advisory fees payable to Sentinel with respect to the Target Funds and to Touchstone Advisors with respect to the Acquiring Funds are set forth in the table below. For each Acquiring Fund, Touchstone Advisors pays a sub-advisory fee to the applicable sub-advisor from its advisory fee. The following table sets forth each Fund’s advisory fee as a percentage of average daily net assets as of the date of this Joint Proxy Statement/Prospectus.

Target Fund		Acquiring Fund

Average Daily Net Assets	Investment Advisory Fee Rate (Annualized)	Average Daily Net Assets	Investment Advisory Fee Rate (Annualized)
Sentinel Government Securities Fund		Touchstone Active Bond Fund
First $500 million	0.45%	First $300 million	0.40%
Next $500 million	0.40%	Assets over $300 million	0.35%
Next $1 billion	0.35%
Next $2 billion	0.30%
In excess of $4 billion	0.25%

Sentinel Total Return Bond Fund		Touchstone Active Bond Fund
First $200 million	0.55%	First $300 million	0.40%
Next $200 million	0.50%	Assets over $300 million	0.35%
Next $600 million	0.45%
Next $1 billion	0.40%
In excess of $2 billion	0.35%

Sentinel Low Duration Bond Fund		Touchstone Ultra Short Duration Fixed Income Fund
First $500 million	0.45%	All assets	0.25%
Next $500 million	0.40%
Next $1 billion	0.35%
Next $2 billion	0.30%
In excess of $4 billion	0.25%

Sentinel Multi-Asset Income Fund		Touchstone Flexible Income Fund
First $200 million	0.55%	First $500 million	0.70%
Next $200 million	0.50%	Assets over $500 million	0.60%
Next $600 million	0.45%
Next $1 billion	0.40%
In excess of $2 billion	0.35%

Sentinel Sustainable Core Opportunities Fund		Touchstone Sustainability and Impact Equity Fund
First $500 million	0.70%	First $200 million	0.75%
Next $300 million	0.65%	Next $800 million	0.70%
Next $200 million	0.60%	Assets over $1 billion	0.65%
Next $1 billion	0.50%
In excess of $2 billion	0.40%

Target Fund		Acquiring Fund

Average Daily Net Assets	Investment Advisory Fee Rate (Annualized)	Average Daily Net Assets	Investment Advisory Fee Rate (Annualized)
Sentinel Balanced Fund		Touchstone Balanced Fund
First $200 million	0.55%	First $200 million	0.55%
Next $200 million	0.50%	Next $200 million	0.50%
Next $600 million	0.45%	Next $600 million	0.45%
Next $1 billion	0.40%	Next $1 billion	0.40%
In excess of $2 billion	0.35%	Assets over $2 billion	0.35%

Sentinel Common Stock Fund		Touchstone Large Cap Focused Fund
First $500 million	0.70%	First $500 million	0.70%
Next $300 million	0.65%	Next $300 million	0.65%
Next $200 million	0.60%	Next $200 million	0.60%
Next $1 billion	0.50%	Next $1 billion	0.50%
In excess of $2 billion	0.40%	Assets over $2 billion	0.40%

Sentinel International Equity Fund		Touchstone International Equity Fund
First $500 million	0.70%	First $500 million	0.70%
Next $300 million	0.65%	Next $300 million	0.65%
Next $200 million	0.60%	Next $200 million	0.60%
Next $1 billion	0.50%	Next $1 billion	0.50%
In excess of $2 billion	0.40%	Assets over $2 billion	0.40%

Sentinel Small Company Fund		Touchstone Small Company Fund
First $500 million	0.70%	First $500 million	0.70%
Next $300 million	0.65%	Next $300 million	0.65%
Next $200 million	0.60%	Next $200 million	0.60%
Next $1 billion	0.50%	Next $1 billion	0.50%
In excess of $2 billion	0.40%	Assets over $2 billion	0.40%

The following table sets forth the advisory fees for Touchstone Flexible Income Fund and Touchstone Sustainability and Impact Fund as a percentage of average daily net assets effective upon the consummation of the Reorganizations.

Average Daily Net Assets	Investment Advisory Fee Rate (Annualized)
Touchstone Flexible Income Fund
First $500 million	0.60%
Assets over $500 million	0.50%

Touchstone Sustainability and Impact Equity Fund
First $1 billion	0.65%
Assets over $1 billion	0.60%

The SAI for each Fund provides additional information about the portfolio managers’ method of compensation, other accounts managed by each portfolio manager and, except with respect to Shell Funds, investments in the Fund or Funds that they manage.

Advisory and Sub-Advisory Agreement Approval

A discussion of the basis for the Sentinel Funds Board’s approval of the Target Funds’ advisory agreement is included in the Sentinel Funds’ Annual Report for the fiscal year ended November 30, 2016 for the Target Funds.  A discussion of the basis for the Touchstone Funds Board’s approval of the advisory agreement with Touchstone Advisors and sub-advisory agreements with Fort Washington, ClearArc Capital and Rockefeller will be included in the Annual Report for the period ending November 30, 2017 with respect to the Shell Funds, and is included in the Annual Report for the fiscal year ended March 31, 2017 with respect to the Touchstone Flexible Income Fund and Touchstone Sustainability and Impact Equity Fund, and the Semi-Annual Report for the period ending March 31, 2017 with respect to the Touchstone Active Bond Fund and the Touchstone Ultra Short Duration Fixed Income Fund.

Expense Limitation Agreement

Target Funds.  Sentinel has contractually agreed, effective March 30, 2017, to reimburse certain expenses paid by the Class I shares of the Target Funds to the extent necessary to prevent the total annual fund operating expense ratio of the Class I shares of the Target Funds, on an annualized basis, from exceeding the total annual fund operating expense ratio of the Class A shares of the same Target Fund. This agreement will continue through March 31, 2018.

Sentinel has contractually agreed, effective March 30, 2017, to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for Class A, R3 and Class R6 shares of the Total Return Bond Fund, on an annualized basis, as set forth in the table below.

Sentinel has contractually agreed, effective March 30, 2017, to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for Class R6 shares of the Sentinel Common Stock Fund and Sentinel Small Company, as set forth in the table below. Sentinel is entitled to recoup from such Funds any fees waived and/or expenses reimbursed with respect to any class for a three year period following the date of such fee waiver and/or reimbursement if such recoupment does not cause the Total Annual Fund Operating Expenses of a class of the Fund at the time of such reimbursement to exceed the expense limit in effect at the time of the applicable waiver/reimbursement or the expense limit in effect at the time of the recoupment, whichever is less. Sentinel generally seeks reimbursement on a rolling three year basis whereby the oldest subsidies are recouped first.

Sentinel has agreed to waive fees and/or reimburse certain expenses to limit  Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for Class T shares of  each Target Fund, as set forth in the table below.

Each of the Expense Limitation Agreements for the Target Funds discussed above may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Sentinel Funds Board. Fees waived and expenses reimbursed by Sentinel prior to the closing of the Reorganizations may not be recouped by Sentinel or Touchstone Advisors following the closing of the Reorganizations.

Acquiring Funds.  Touchstone Advisors has agreed to waive the Acquiring Funds’ fees and reimburse certain Fund expenses in order to limit the total annual operating expenses (excluding dividend and interest expenses relating to short sales, interest, taxes, brokerage commissions and other transaction costs, portfolio transactions and investment related expenses, other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses,” if any, and other extraordinary expenses not incurred in the ordinary course of business) of each share class of each Acquiring Fund offered hereby (except Class T shares), on an annualized basis, to an amount no greater than the net expense amounts of the corresponding class of shares of the corresponding Target Fund as of the fiscal year ended November 30, 2016 for two years following the Reorganization, as set forth in the table below. For Class T shares, Touchstone Advisors has contractually agreed to waive fees and reimburse expenses in order to similarly maintain the total annual operating expenses of each Acquiring Fund’s Class T shares to an amount no greater than the total annual operating expense ratio of the Acquiring Fund’s Class A shares. Absent this expense limitation, the pro forma total annual fund operating expense ratio of certain classes of shares of an Acquiring Fund may be higher than the total annual fund operating expenses before any waivers and reimbursements of the corresponding class of the corresponding Target Fund. Such expense limits are set forth in the table below and will remain in place with respect to each Acquiring Fund for a period of two years from the Closing of the applicable Reorganization. The Acquiring Funds’ expenses may be higher following the expiration of the expense limitation agreement. Fees waived and expenses reimbursed by Touchstone Advisors pursuant to this expense limitation agreement may be recouped by Touchstone Advisors for up to three years from the date of waiver or reimbursement. The Fund will make repayments to Touchstone Advisors only if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived and (2) the Fund’s current expense limitation.

Target Fund and Share Class	Expense Limit	Expiration of Expense Limit	Corresponding Acquiring Fund and Share Class	Expense Limit	Expiration of Expense Limit
Sentinel Government Securities Fund			Touchstone Active Bond Fund
Class A	—		Class A	0.90%	— (2)
Class C	—		Class C	1.65%	— (2)
Class I	— (1)	3/31/2018	Class Y	0.65%	— (2)
Class T	0.90%	3/31/2018	Class T	0.90%	— (2)

Sentinel Total Return Bond Fund			Touchstone Active Bond Fund
Class A	0.89%	3/31/2018	Class A	0.90%	— (2)
Class C	—		Class C	1.65%	— (2)
Class I	— (1)	3/31/2018	Class Y	0.65%	— (2)
Class R3	1.19%	3/31/2018	Class A	0.90%	— (2)
Class R6	0.69%	3/31/2018	Class Y	0.65%	— (2)
Class T	0.85%	3/31/2018	Class T	0.90%	— (2)

Sentinel Low Duration Bond Fund			Touchstone Ultra Short Duration Fixed Income Fund
Class A	—		Class A	0.69%	— (2)
Class I	— (1)	3/31/2018	Class Y	0.44%	— (2)
Class S	—		Class S	0.94%	— (2)
Class T	0.90%	3/31/2018	Class T	0.69%	— (2)

Sentinel Multi-Asset Income Fund			Touchstone Flexible Income Fund
Class A	—		Class A	1.04%	— (2)
Class C	—		Class C	1.79%	— (2)
Class I	— (1)	3/31/2018	Class Y	0.79%	— (2)
Class T	1.00%	3/31/2018	Class T	1.04%	— (2)

Sentinel Sustainable Core Opportunities Fund			Touchstone Sustainability and Impact Equity Fund
Class A	—		Class A	1.17%	— (2)
Class I	— (1)	3/31/2018	Class Y	0.90%	— (2)
Class T	1.18%	3/31/2018	Class T	1.17%	— (2)

Sentinel Balanced Fund			Touchstone Balanced Fund
Class A	—		Class A	1.01%	— (2)
Class C	—		Class C	1.78%	— (2)
Class I	— (1)	3/31/2018	Class Y	0.81%	— (2)
Class T	1.01%	3/31/2018	Class T	1.01%	— (2)

Target Fund and Share Class	Expense Limit	Expiration of Expense Limit	Corresponding Acquiring Fund and Share Class	Expense Limit	Expiration of Expense Limit
Sentinel Common Stock Fund			Touchstone Large Cap Focused Fund
Class A	—		Class A	1.00%	— (2)
Class C	—		Class C	1.79%	— (2)
Class I	— (1)	3/31/2018	Class Y	0.72%	— (2)
Class R6	0.65%	3/31/2018	Institutional Class	0.65%	— (2)
Class T	1.00%	3/31/2018	Class T	1.00%	— (2)

Sentinel International Equity Fund			Touchstone International Equity Fund
Class A	—		Class A	1.36%	— (2)
Class C	—		Class C	2.49%	— (2)
Class I	— (1)	3/31/2018	Class Y	0.99%	— (2)
Class T	1.36%	3/31/2018	Class T	1.36%	— (2)

Sentinel Small Company Fund			Touchstone Small Company Fund
Class A	—		Class A	1.22%	— (2)
Class C	—		Class C	1.95%	— (2)
Class I	— (1)	3/31/2018	Class Y	0.89%	— (2)
Class R6	0.73%	3/31/2018	Class R6	0.73%	— (2)
Class T	1.22%	3/31/2018	Class T	1.22%	— (2)

(1)
For each Target Fund, the expense limit for the Target Fund’s Class I shares, on an annualized basis, is equal to the total annual fund operating expense ratio of the Target Fund’s Class A shares. Therefore, the expense limit for each Target Fund’s Class I shares may vary over time depending on the resulting total annual fund operating expense ratio of the Target Fund’s Class A shares.

(2)	For each Acquiring Fund, the expense limitation agreement will be in place for two years following the applicable Reorganization.

Other Service Providers

The Target Funds engage and the Acquiring Funds will engage the service providers set forth in the chart below.

	Target Funds’ Service Providers	Acquiring Funds’ Service Providers
Principal Underwriter	Sentinel Financial Services Company	Touchstone Securities, Inc.
Administrator	Sentinel Administrative Services, Inc.	Touchstone Advisors, Inc.
Sub-Administrator	N/A	BNY Mellon Investment Servicing (US) Inc.
Transfer Agent	Boston Financial Data Services, Inc.	BNY Mellon Investment Servicing (US) Inc.
Custodian	State Street Bank & Trust Company	Brown Brothers Harriman & Co.
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP	Ernst & Young LLP

SHARE CLASSES OF THE TARGET FUNDS AND ACQUIRING FUNDS

Share Class Offerings.  The share classes offered by the Target Funds and the corresponding share classes offered by the Acquiring Funds are listed in the table below.

FUNDS
Sentinel Government Securities	Touchstone Active Bond	Sentinel Total Return Bond	Touchstone Active Bond	Sentinel Low Duration Bond	Touchstone Ultra Short Duration Fixed Income	Sentinel Multi Asset Income	Touchstone Flexible Income	Sentinel Sustainable Core Opportunities	Touchstone Sustainability and Impact Equity	Sentinel Balanced	Touchstone Balanced	Sentinel Common Stock	Touchstone Large Cap Focused	Sentinel International Equity	Touchstone International Equity	Sentinel Small Company	Touchstone Small Company
A	A	A	A	A	A	A	A	A	A	A	A	A	A	A	A	A	A
C	C	C	C	I	Y	C	C	I	Y	C	C	C	C	C	C	C	C
I	Y	I	Y	S	S	I	Y			I	Y	I	Y	I	Y	I	Y
		R3	A									R6	Inst			R6	R6
		R6	Y
T	T	T	T	T	T	T	T	T	T	T	T	T	T	T	T	T	T

If a Reorganization is consummated, shareholders of the Target Fund will receive shares of the corresponding class of the Acquiring Fund in the Reorganization.  Nothing contained herein will be construed as an offer to purchase or otherwise acquire shares of any Acquiring Fund other than in connection with the applicable Reorganization.  The Touchstone Funds Board has reserved the right to create and issue additional classes of any Acquiring Fund following the Reorganizations.  Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.  Shares of each series or class generally vote together on fund- or trust-wide matters, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of a distribution plan for a particular class.

Buying and Selling Fund Shares

The Target Funds’ and the Acquiring Funds’ minimum investment requirements are set forth in the table and the discussion below. Each Fund reserves the right to reduce or waive these minimums in certain instances. The initial investment minimum will be waived with respect to shareholder accounts opened in connection with the Reorganizations.

	Classes A, C, and T		Class S		Class Y
	Initial Investment	Additional Investment	Initial Investment	Additional Investment	Initial Investment	Additional Investment
Target Funds
Regular Account and Individual Retirement Account	$1,000	$50	$1,000	$50	N/A	N/A
Institutional Investors(1)	$1,000	None	$1,000,000	None	N/A	N/A
Automatic Investment Plan	$50	$50	$50	$50	N/A	N/A
Other Accounts	$1,000	$50	$1,000	$50	N/A	N/A
Acquiring Funds
Regular Account	$2,500	$50	$1,000	$50	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts / Transfers to Minors Act	$1,000	$50	$1,000	$50	$1,000	$50
Automatic Investment Plan	$100	$50	$100	$50	$100	$50

(1)
For the Target Funds, “Institutional Investors” include retirement plans with omnibus accounts held on the books of the Fund, fee based investment advisory platforms, qualified tuition programs established under Section 529 of the Code, and registered investment companies.

Target Funds.  There is no size limit on purchases of Class A or Class S shares. The maximum purchase of Class C shares accepted is $999,999. Investment minimums apply to the purchase of Class I and Class R6 shares, with certain exceptions.

Class I shares of the Target Funds are only available to institutional investors, with certain limited exceptions. There is a $1 million initial investment minimum for institutional investors, with certain exceptions.  Class R3 shares of the Target Funds are only available to employer sponsored group retirement and group 529 college savings plans. To be eligible, shares must be held through plan administrator level or omnibus accounts held on the books of the Fund.  Class R6 shares of the Target Funds are available to certain employer sponsored group retirement and group 529 college savings plans; registered investment companies; institutions, trusts and foundations with a $1 million initial investment; and certain fee-based advisory programs.

Regardless of the method of payment selected, payments for redemptions of shares of the Target Funds are sent within seven days after receipt of a proper redemption request.  If a redemption is paid by check, the Target Funds’ transfer agent will normally mail shareholders a check in payment for their shares within seven days after it receives all documents required to process the redemption.  In addition, while the Target Funds generally intend to pay all redemptions in cash, each Target Fund may, at its discretion, redeem its shares in kind.  If this occurs, securities received in kind remain at the risk of the market, and the redeeming shareholder may incur brokerage or other transaction costs to convert the securities to cash.  If illiquid securities are used to satisfy redemptions in kind, redeeming shareholders may face difficulties in selling the illiquid securities at a fair price.

Acquiring Funds.  Institutional Class shares of the Touchstone Large Cap Focused Fund are available through Touchstone Securities or your financial intermediary.  There is a $500,000 initial investment minimum for Institutional shares. Class R6 shares of the Touchstone Small Company Fund are generally available only to institutional investors, which include but are not limited to certain employer sponsored group retirement and group 529 college savings plans; registered investment companies; institutions, trusts and foundations; and certain fee-based advisory programs which have entered into agreements with the Distributor or the Fund to offer R6 shares.

You may buy and sell shares in the Acquiring Funds on a day when the NYSE is open for trading.  Class A and Class C shares may be purchased and sold directly from Touchstone Securities or through your financial intermediary.  Class Y shares are available only through financial intermediaries who have appropriate selling agreements in place with Touchstone Securities.  Acquiring Fund shares may be purchased or sold by writing to Touchstone Securities at P.O. Box 9878, Providence, Rhode Island 02940, calling 800.543.0407, or visiting the Touchstone Funds’ website:  TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or equal to $100,000. Acquiring Fund shares held in IRA accounts and qualified retirement plans cannot be sold by telephone or via the Internet. If your shares are held by a processing organization or financial intermediary you will need to follow its purchase and redemption procedures.

Regardless the method of payment selected (e.g., check, wire, Automated Clearing House (“ACH”) transaction), payments for redemptions of shares of the Acquiring Funds are sent within seven days (normally within 3 business days) after receipt of a proper redemption request in accordance with the requirements set forth in the “Investing with Touchstone” section below.  The Acquiring Funds generally intend to pay all redemptions in cash.  However, the Acquiring Funds reserve the right to redeem in kind, under certain unusual circumstances (such as a period of unusually high market volatility), by paying you the proceeds in portfolio securities rather than in cash.  In-kind redemptions are taxable to you for federal income tax purposes in the same manner as cash redemptions.  For more information about buying and selling shares see “Investing with Touchstone” or call 800.543.0407.

Financial Intermediary Compensation

If you purchase shares in a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Exchange Privileges of the Funds

The Funds are subject to the exchange privileges listed below.

Target Funds. You may exchange shares of one Sentinel Fund for shares of the same class of another Sentinel Fund, if available, without charge by contacting the Sentinel Fund’s transfer agent. You may also set up your account to exchange automatically a specified number or dollar-value of shares in one of the Sentinel Funds into shares of the same class in another Sentinel Fund at regular intervals. New purchases of any class of shares must remain in an account for 15 days before they can be exchanged to another Sentinel Fund. Sentinel Funds may modify or terminate the exchange privilege in accordance with the rules of the Securities and Exchange Commission (the current rules require 60 days advance notice to shareholders prior to the modification or termination of the exchange privilege).  In general, the Sentinel Funds do not offer the ability to exchange Class T shares of one Sentinel Fund for Class T shares of another Sentinel Fund.

Acquiring Funds.  Shares of a Touchstone Fund may be exchanged into the same share class of another Touchstone Fund at NAV as long as applicable investment minimums and proper selling agreement requirements are met. Touchstone Funds that are closed to new investors may not accept exchanges.  You do not have to pay any exchange fee for your exchange, but if you exchange from a fund with a lower load schedule to a fund with a higher load schedule you may be charged the load differential.  You may realize a taxable gain if you exchange shares of the Acquiring Fund for shares of another Touchstone Fund. In general, the Touchstone Funds do not offer the ability to exchange Class T shares of one Touchstone Fund for Class T shares of another Touchstone Fund.

Distribution Policy

Target Funds.   The Target Funds distribute their net investment income, if any, as set forth in the table below.  For each Fund, distributions of any net realized capital gains for a fiscal year are generally paid in December, following the November 30th fiscal year-end.

Target Fund	Dividends Paid
Sentinel Government Securities Fund	Monthly
Sentinel Total Return Bond Fund	Monthly
Sentinel Low Duration Bond Fund	Monthly
Sentinel Multi-Asset Income Fund	Monthly
Sentinel Sustainable Core Opportunities Fund	Annually
Sentinel Balanced Fund	Quarterly
Sentinel Common Stock Fund	Quarterly
Sentinel International Equity Fund	Annually
Sentinel Small Company Fund	Annually

Acquiring Funds.  Each Acquiring Fund intends to distribute to its shareholders substantially all of its income and capital gains. The table below outlines when dividends, if any, are declared and paid by each Acquiring Fund:

Acquiring Fund	Dividends Declared/Dividends Paid
Touchstone Active Bond Fund	Monthly/Monthly
Touchstone Ultra Short Duration Fixed Income Fund	Daily/Monthly
Touchstone Flexible Income Fund	Monthly/Monthly
Touchstone Sustainability and Impact Equity Fund	Annually/Annually
Touchstone Balanced Fund	Annually/Annually
Touchstone Large Cap Focused Fund	Annually/Annually
Touchstone International Equity Fund	Annually/Annually
Touchstone Small Company Fund	Annually/Annually

Each Acquiring Fund intends to make distributions of capital gains, if any, at least annually.  If you own shares on an Acquiring Fund’s distribution record date, you will be entitled to receive the distribution.

You will receive income dividends and distributions of capital gains in the form of additional Acquiring Fund shares unless you elect to receive payment in cash. Shareholders of a Target Fund who currently have their dividends or distributions reinvested will have dividends or distributions received from the corresponding Acquiring Fund reinvested in the corresponding share class of the Acquiring Fund after the Reorganization.  Shareholders of a Target Fund who have elected to receive dividends or distributions in cash will receive dividends or distributions from the corresponding Acquiring Fund in cash after the Reorganization, although they may, after the Reorganization, elect to have both dividends and distributions reinvested in additional shares of the Acquiring Fund.

Cash payments will only be made for amounts equal to or exceeding $25. For amounts less than $25, the dividends and distributions will be automatically reinvested in the paying Acquiring Fund and class. To elect cash payments, you must notify the Acquiring Funds in writing or by phone prior to the date of distribution. Your election will be effective for dividends and distributions paid after we receive your notice. To cancel your election, simply send written notice to Touchstone Investments, P.O. Box 9878, Providence, Rhode Island 02940, or by overnight mail to Touchstone Investments, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, or call Touchstone Securities at 800.543.0407. If you hold your shares through a financial institution, you must contact the institution to elect cash payment. If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as “undeliverable” or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Acquiring Fund at the per share NAV determined as of the date of cancellation.

An Acquiring Fund’s dividends and other distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Acquiring Fund. A dividend or distribution paid by an Acquiring Fund, has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or distribution. A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income taxes.

For most shareholders, a statement will be sent to you after the end of each calendar year detailing the federal income tax status of your distributions. Please see “Federal Income Tax Information” below for more information on the federal income tax consequences of dividends and other distributions made by an Acquiring Fund.

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS
 FOR THE ACQUIRING FUNDS

Rule 12b-1 Distribution Plans.  Each Acquiring Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act with respect to its Class A shares, Class C shares, and Class T shares. In addition, the Touchstone Ultra Short Duration Fixed Income Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act with respect to its Class S shares. The plans allow each Acquiring Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Under the Class A and Class T plans, the Acquiring Funds pay an annual fee of up to 0.25% of average daily net assets that are attributable to Class A and Class T shares. Under the Class C plan, the Acquiring Funds pay an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee). Under the Class S plan, the Touchstone Ultra Short Duration Fixed Income Fund pays an annual fee of up to 0.50% of average daily net assets that are attributable to Class S shares (of which up to 0.25% is a distribution fee and up to 0.25% is a shareholder servicing fee).  Because these fees are paid out of an Acquiring Fund’s assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

Additional Compensation to Financial Intermediaries. Touchstone Securities, the Acquiring Trusts’ principal underwriter, at its own expense (from a designated percentage of its income) currently provides additional compensation to certain dealers.  Touchstone Securities pursues a focused distribution strategy with a limited number of dealers who have sold shares of the Acquiring Fund or other Touchstone Funds.  Touchstone Securities reviews and makes changes to the focused distribution strategy on a periodic basis.  These payments are generally based on a pro rata share of a dealer’s sales.  Touchstone Securities may also provide compensation in connection with conferences, sales, or training programs for employees, seminars for the public, advertising, and other dealer-sponsored programs.

Touchstone Advisors, at its own expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for certain services including distribution, administrative, sub-accounting, sub-transfer agency or shareholder servicing activities.  These additional cash payments to a financial intermediary are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration, and sub-transfer agency fees).  These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary bears certain costs in connection with providing shareholder services to Acquiring Fund shareholders.  Touchstone Advisors may also reimburse Touchstone Securities for making these payments.

Touchstone Advisors and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.  The amount and value of additional cash payments vary for each financial intermediary.  The additional cash payment arrangement between a particular financial intermediary and Touchstone Advisors or its affiliates may provide for increased rates of compensation as the dollar value of each Fund’s shares or particular class of shares sold or invested through such financial intermediary increases.  The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Acquiring Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid.  You should consult with your financial intermediary and review carefully any disclosure by the financial firm as to compensation received by your financial intermediary.  Although the Acquiring Fund may use financial firms that sell the Fund’s shares to effect portfolio transactions for the Fund, the Fund and Touchstone Advisors will not consider the sale of the Fund’s shares as a factor when choosing financial firms to effect those transactions.  For more information on payment arrangements, please see the section entitled “Touchstone Securities” in the SAI of the Shell Funds relating to this Joint Proxy Statement/Prospectus and the SAI of the Operating Funds, each of which is incorporated by reference into this Joint Proxy Statement/Prospectus.

INFORMATION ON SHAREHOLDERS’ RIGHTS

The following is a comparison of certain important provisions of the governing instruments and governing laws of the Funds, but is not a complete description.  Further information about the Target Funds’ governance structure is contained in their SAI and governing documents, which are on file with the SEC.  Further information about the Acquiring Funds’ governance structure is contained in the SAIs related to each Acquiring Fund and each Acquiring Fund’s governing documents, which are on file with the SEC.

Organization and Governing Law.  The Funds are open-end, management investment companies.  Sentinel Group Funds, Inc. is a Maryland corporation.  Touchstone Strategic Trust is a Massachusetts business trust.  Touchstone Funds Group Trust is a Delaware statutory trust.  The Target Funds are series of Sentinel Group Funds, Inc. and the Acquiring Funds consist of series of Touchstone Strategic Trust and series of Touchstone Funds Group Trust.  A Fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust and by-laws or similar instruments. The power and authority to manage the Fund and its affairs reside with the trustees, and shareholder rights are generally limited to those provided to the shareholders in the declaration of trust or similar instrument, rather than by statute. A Fund organized as a Maryland corporation is governed both by the Maryland General Corporation Law (the “MGCL”) and its charter and Bylaws. For a Maryland corporation, unlike a Massachusetts business trust, the MGCL prescribes many aspects of corporate governance. A Fund organized as a Delaware statutory trust is governed by Delaware law and the trust’s declaration of trust and by-laws or similar instruments.  The Funds are also governed by applicable federal law. Each Fund and its business and affairs are managed under the supervision of its Board of Directors or Board of Trustees (each a “Board”).

	Sentinel Group Funds, Inc.	Touchstone Strategic Trust	Touchstone Funds Group Trust
Form of Organization:	Maryland corporation	Massachusetts business trust	Delaware statutory trust
Preemptive Rights:	None, other than as the Sentinel Fund Board may establish.	None	None

	Sentinel Group Funds, Inc.	Touchstone Strategic Trust	Touchstone Funds Group Trust
Conversion Rights:
As may be determined by the Sentinel Funds Board, in accordance with applicable law, shares of a particular series or class of stock may be automatically converted into shares of another class of stock of such series based on the relative net asset values of such classes at the time of the conversion, subject to any conditions of conversion imposed by the Sentinel Funds Board.

Subject to compliance with the requirements of the 1940 Act, the trustees shall have the authority to provide that holders of shares of any series shall have the right to convert said shares into shares of one or more other series of shares in accordance with such requirements and procedures as may be established by the Board.

The different series shall be established and designated, and the variations in relative rights and preferences as between the different series shall be fixed and determined, by the Board.
Annual Meetings:
The corporation shall not be required to hold an annual meeting of stockholders in any year in which the election of directors is not required to be acted upon under the 1940 Act. In the event that the corporation is required to hold a meeting of stockholders to elect directors under the 1940 Act, such meeting shall be designated the annual meeting of stockholders.
		The Funds are not required to hold annual shareholder meetings under their declaration of trust and bylaws.	The Funds are not required to hold annual shareholder meetings under their declaration of trust and bylaws.
Right to Call Shareholder Meetings:
The chairman of the board, president, chief executive officer or the Sentinel Funds Board may call a special meeting of the stockholders. Subject to certain conditions and procedures set forth in Sentinel Funds’ Bylaws, a special meeting of stockholders shall also be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than 25% of all the votes entitled to be cast at such meeting.

A meeting of the shareholders of the Trust may be called at any time by the Board or by application of shareholders holding at least 25% of the shares of the Trust or one or more series then outstanding.  A special meeting of shareholders shall be called for the purpose of voting on the removal of any trustee upon the written request of the holders of 10% of the shares then outstanding.

Meetings of the shareholders may be called by the trustees for the purpose of electing trustees and for such other purposes as may be prescribed by law, by the declaration of trust or by the by-laws.

A meeting of the shareholders may be called at any time by the Board or by the Chair of the Board or by the President.

	Sentinel Group Funds, Inc.	Touchstone Strategic Trust	Touchstone Funds Group Trust
Notice of Meetings:	Written or printed notice shall be given by any means permitted by Maryland law at least 10 days, but not more than 90 days, days before each meeting of stockholders.
Written notice of any meeting of shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven days before such meeting, postage prepaid, stating the time, place and purpose of the meeting, to each shareholder at the shareholder’s address as it appears on the records of the Trust.

Written notice of any meeting of shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven days, but not more than 75 days, before such meeting, postage prepaid, stating the time and place of the meeting, to each shareholder at the shareholder’s address as it appears on the records of the Trust.

Record Date for Meetings:
The Sentinel Funds Board may set, in advance, a record date which shall not be prior to the close of business on the day the record date is fixed and shall be at least 10 days, but not more than 90 days, before the date on which the meeting of stockholders is to be held.
		The trustees may fix a date not more than 60 days prior to the date of any meeting of shareholders.	The Board may fix in advance a record date at least seven days, but not more than 90 days, before the date of any such meeting.
Quorum for Meetings and Adjournments:
The presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast (without regard to series or class) shall constitute a quorum at any meeting of the stockholders, except with respect to any matter which, under the 1940 Act or other applicable statutes or regulations or the charter of Sentinel Funds, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of one-third of the shares of stock of each class required to vote as a class on the matter shall constitute a quorum.
		A majority of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, but any lesser number shall be sufficient for adjournments.	Except when a larger quorum is required by applicable law, by the by-laws or by the declaration of trust, 40% of the shares entitled to vote shall constitute a quorum at a shareholders’ meeting.

	Sentinel Group Funds, Inc.	Touchstone Strategic Trust	Touchstone Funds Group Trust
Shareholder Votes Required for Approval of Matters at Meetings:
When a quorum is present at any meeting, the affirmative vote of a majority of the votes cast, shall decide any matter properly brought before such meeting, unless a different vote is required under the MGCL, the 1940 Act or other applicable statutes or Sentinel Funds’ charter of the corporation.

A majority of the shares voted, at a meeting of which a quorum is present, shall decide any questions, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by this declaration of trust or the by-laws.

When a quorum is present at any meeting, a majority of the shares voted shall decide any questions, except when a larger vote is required by any provision of this declaration of trust or the by-laws or by applicable law.

Vote Required for Election of Trustees/Directors:
When a quorum is present at any meeting, directors may be elected by the affirmative vote of a plurality of the votes cast (i.e., the nominees receiving the greatest number of votes are elected), unless a different vote is required under the 1940 Act or other applicable statutes or regulations or Sentinel Funds’ charter of the corporation.

A plurality of the shares voted, at a meeting of which a quorum is present, shall elect a trustee, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by this declaration of trust or the by-laws.

When a quorum is present at any meeting, a plurality of the shares voted shall elect a Trustee, except when a larger vote is required by any provision of this declaration of trust or the by-laws or by applicable law.

	Sentinel Group Funds, Inc.	Touchstone Strategic Trust	Touchstone Funds Group Trust
Votes Required for Approval of Reorganization:
Subject to the following sentence, the Funds cannot merge, engage in a share exchange or engage in similar transactions, for itself or on behalf of a series, unless declared advisable by the Sentinel Funds Board and approved by the affirmative vote of stockholders holding at least a majority of the shares entitled to vote on the matter. The Board can authorize the reorganization of any series or all series by a transfer of assets, without the approval of stockholders, except as required by the 1940 Act.

The declaration of trust  provides for the reorganization of the Trust or any series of the Trust by the transfer of the assets of the Trust or such series to another trust or fund, by vote of the trustees of the Trust without the approval of shareholders, unless such approval is required under the 1940 Act.

The trustees may cause the Trust, its series, or its shares to be merged into, consolidated with, converted into, or exchanged with beneficial interests in another trust or company, as authorized by the vote of a majority of the outstanding Shares so affected.

Notwithstanding the  above, any Series created on or after August 14, 1998 may (1) consolidate or merge with one or more other trusts, partnerships, associations or corporations, including any series or class thereof, or (2) transfer a substantial portion of its assets to one or more other trusts, partnerships, associations or corporations, including any series or class thereof, without the approval of shareholders of such series if the transaction is authorized by vote of a majority of the trustees.

Removal of Directors/Trustees:	Any director may be removed with or without cause, by a vote of a majority of the shares outstanding.	Any trustee may be removed with or without cause by two-thirds of the trustees or by a vote of two-thirds of the outstanding shares of the Trust.	Any trustee may be removed by a vote of two-thirds of the outstanding shares of the Trust.

	Sentinel Group Funds, Inc.	Touchstone Strategic Trust	Touchstone Funds Group Trust
Personal Liability of Directors/Trustees, Officers and Shareholders:
The Sentinel Fund’s charter provides that, to the maximum extent that Maryland law permits, no present or former director or officer of the corporation shall be liable to the corporation or its stockholders for money damages, subject to the limitations of the 1940 Act.(1)

A Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, the Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, consultant, adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, shareholder servicing or accounting agent of the Trust, nor shall any trustee be responsible for the act or omission of any other trustee.

All persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Trust for payment under such credit, contract or claim; and neither the shareholders nor the trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, investment advisor or principal underwriter of the Trust, nor shall any trustee be responsible for the act or omission of any other trustee.

All persons who have extended credit which has been allocated to a particular series, or who have a claim or contract which has been allocated to any particular series, shall look, and shall be required by contract to look exclusively, to the assets of that particular series for payment of such credit, claim, or contract.

	Sentinel Group Funds, Inc.	Touchstone Strategic Trust	Touchstone Funds Group Trust
Indemnification of Directors/Trustees
The Sentinel Funds’ Bylaws generally provide for the indemnification of Sentinel Funds Board members and Sentinel Funds’ officers against all liabilities and expenses incurred by such director or officer in connection with any proceeding in which such person is made a party or otherwise or is threatened to be made a party by reason of being or having held such position with Sentinel Funds to the maximum extent permitted by applicable law, except with respect to any matter arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person. Such rights to indemnification are not exclusive and do not affect any other rights the director or officer may have, by contract or otherwise by law, including under any liability insurance policy.

The declaration of trust generally provides for the indemnification of the Trust’s trustees and officers against all liabilities and expenses incurred by any trustee or officer in connection with any proceeding in which such person is made a party or otherwise or is threatened to be made a party by reason of being or having held such position with the Trust, except with respect to any matter arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person.(2)

The Trust out of its assets shall indemnify and hold harmless each and every trustee from and against any and all claims and demands whatsoever arising out of or related to their duties as trustees, except with respect to liability to the Trust or any shareholder to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Rights of Inspection:
No stockholder shall have any right to inspect any account, book or document of the corporation except as conferred by statute or as authorized by the Board.

A stockholder that is otherwise eligible under applicable law to inspect the Corporation’s books of account, stock ledger, or other specified documents of the Corporation shall have no right to make such inspection if the Board of Directors determines that such stockholder has an improper purpose for requesting such inspection.

The records of the Trust shall be open to inspection by shareholders to the same extent as is permitted stockholders of a Massachusetts business corporation under the Massachusetts Business Corporation Law.

The declaration of trust and by-laws, as amended and/or restated, minutes, and accounting books shall be open to inspection by shareholders during usual business hours of the Trust for a purpose reasonably related to the holder’s interests as a shareholder or as the holder of a voting trust certificate.

	Sentinel Group Funds, Inc.	Touchstone Strategic Trust	Touchstone Funds Group Trust
Number of Authorized Shares; Par Value:	2,940,000,000 shares of Common Stock; $0.01 par value per share.	Unlimited; no par value per share.	Unlimited; $0.01 par value per Share.
Number of Votes:
Each outstanding share, regardless of class shall be entitled to either, in the discretion of the Sentinel Funds Board, (a) if approved by the Sentinel Funds Board and pursuant to an exemptive order from the SEC, one vote for each dollar of net asset value per share or (b) one vote for each share on each matter submitted to a vote at a meeting of stockholders.

Each shareholder is entitled to one vote for each whole share that they hold and a fractional vote for each fractional share that they hold.  The governing instruments do not provide for cumulative voting.

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of trustees.

Amendment of Governing Instruments:
The charter may be amended only if such amendment is declared advisable by the Board and approved by the affirmative vote of the holders of not less than a majority of all of the votes entitled to be cast on the matter.  The Board has the exclusive power to amend the Bylaws.

The Board has the right to amend the declaration of trust subject to a vote of a majority of the outstanding shares entitled to vote, except for certain amendments, such as the designation of series or classes, the change in name of the Trust or a series, or to supply any omission or cure an ambiguity.  No amendment shall repeal the limitations on personal liability of any shareholder or trustee or repeal the prohibition of assessment upon the shareholders without the express consent of each shareholder or trustee involved.

The by-laws may be amended or repealed by a majority of the trustees to the extent that the by-laws do not reserve that right to the shareholders.

The declaration of trust may be restated and/or amended at any time by an instrument in writing signed by a majority of the then trustees and, if required, by approval of such amendment by shareholders.

The by-laws may be amended or repealed by a majority of the trustees to the extent that the by-laws do not reserve that right to the shareholders.

(1)
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action.

(2)
Such rights to indemnification are not exclusive and do not affect any other rights the Trustee or officer may have, by contract or otherwise by law, including under any liability insurance policy.  There is no statutory exclusion under Massachusetts law from liabilities for shareholders of a Massachusetts business trust. Therefore, under certain circumstances, shareholders of a Massachusetts business trust may be deemed liable for the obligations of the trust.

Shares.  When issued and paid for in accordance with the prospectuses, shares of the Funds are fully paid and nonassessable, having no preemptive or subscription rights.  Each share of a Fund represents an equal interest in such Fund, although the fees and expenses relating to each class may vary.  Shares of each Fund are entitled to receive their pro rata share of distributions of income and capital gains, if any, made with respect to that Fund as are authorized by its Board and declared by the Fund, although such distributions may vary in amount among the classes of a Fund to reflect class-specific expenses.  Such distributions may be in cash or in additional Fund shares or in a combination thereof.  In any liquidation of a Fund, each shareholder is entitled to receive his or her pro rata share of the net assets of the Fund, after satisfaction of all outstanding liabilities and expenses of the Fund.

Series and Classes.  The Target Funds’ Charter and the Acquiring Funds’ respective Declarations of Trust give broad authority to the Directors/Trustees, as the case may be, to establish series and classes in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the series and classes.

Right to Vote.  The 1940 Act provides that shareholders of each Fund have the power to vote with respect to certain matters:  specifically, for the election of Directors/Trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution (under certain circumstances), and amendments to fundamental policies, objectives, or restrictions.  Shareholders of each Fund also have the right to vote on certain matters affecting the Fund or a particular share class thereof under their governing instruments and applicable state law.  For matters on which shareholders of a Fund do not have a right to vote, the Board of the Fund may nonetheless determine to submit the matter to shareholders for approval.  Certain votes required by the 1940 Act must be approved by the “vote of a majority of the outstanding shares.” The phrase “vote of a majority of the outstanding shares” means the vote required by the 1940 Act, which is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote.

Submission of Shareholder Proposals.  With respect to the Target Funds, nominations of individuals for election to the Board and the proposal of other business at an annual meeting of stockholders may be made (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors, or (iii) by any stockholder of the Corporation who was a stockholder of record both at the time of giving of notice by the stockholder and at the time of the annual meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.  For nominations or other business to be properly brought before an annual meeting by a stockholder of a Target Fund the stockholder must have given written notice thereof to the secretary of the Corporation not earlier than the 150th day, nor later than 5:00 p.m. Eastern Time on the 120th day, prior to the anniversary of the date of mailing of the notice for the preceding annual meeting. With respect to special meetings of stockholders of a Target Fund, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of individuals for election to the Board of Directors at a special meeting may be made only (i) pursuant to the notice of the meeting, (ii) by or at the direction of the Board of Directors or (iii) provided that the special meeting has been called in accordance with the By-laws for the purpose of electing directors, by a Target Fund stockholder who is a stockholder of record both at the time of giving the advance notice required by the By-laws and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the By-laws.  For nominations or other business to be properly brought before an annual meeting by a Target Fund stockholder the stockholder must have given written notice thereof to the secretary of the Corporation not earlier than the 150th day, nor later than 5:00 p.m. Eastern Time on the 120th day, prior to the anniversary of the date of mailing of the notice for the preceding annual meeting. A similar advance notice requirement applies with respect to stockholder nominations at a special meeting called for the purpose of electing one or more individuals to the Board of Directors.

The Acquiring Funds do not have provisions in their respective governing instruments requiring that a shareholder provide notice to the applicable Fund in advance of a shareholder meeting to enable the shareholder to present a proposal at such meeting, although the federal securities laws, which apply to the Funds, require that certain conditions be met to present any proposals at shareholder meetings.

VOTING INFORMATION CONCERNING THE JOINT SPECIAL MEETING

Proxies are being solicited by the Sentinel Funds Board on behalf of the Target Funds.  The proxies will be voted at the Joint Special Meeting of shareholders of the Target Funds.  The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by Touchstone Advisors and Sentinel and/or their respective affiliates.

Broadridge Financial Solutions, Inc., (the “Solicitor”) has been engaged to assist in the solicitation of proxies for the Special Meeting.  Solicitor’s fees and the cost of printing and mailing proxy materials is expected to be approximately $952,000.  Proxies are expected to be solicited principally by mail, but the Target Funds or the Solicitor may also solicit proxies by telephone, through the Internet or otherwise.  Any telephonic solicitations will follow procedures reasonably designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions, and confirming to the shareholders after the fact.  Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form.  Although representatives of the Solicitor are permitted to answer questions about the voting process and may read any recommendation set forth in this Joint Proxy Statement/Prospectus, they are not permitted to recommend to shareholders how to vote.  Proxies may also be solicited by officers, employees and agents of Sentinel, Touchstone Advisors or their respective affiliates.  Such solicitations may be by telephone, through the Internet or otherwise.

Under Maryland law, the only matters that may be acted on at a special meeting of shareholders are those stated in the notice of the special meeting.  Accordingly, other than procedural matters relating to the Reorganization proposals, no other business may properly come before the Special Meeting.  Under the By-laws of Sentinel Funds, the power to adjourn or conclude the Special Meeting (whether or not a quorum is present) resides with the chairman of the Special Meeting.  If, however, any procedural matter requiring a vote of shareholders should arise, the persons named as proxies will vote on such procedural matter in accordance with their discretion.

Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting.

Any person conferring a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of Sentinel Funds.  In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy by executing a superseding proxy or by submitting a written notice of revocation and voting in person.  All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies.  If no instruction is given on a properly executed proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the applicable Plan.

Target Fund shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy, or, if no instructions are provided, the shares will be voted in favor of the approval of the Target Fund’s Reorganization.  For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.  For this reason, abstentions and broker non-votes will have the effect of a “no” vote for purposes of obtaining the requisite approval of the applicable Reorganization.

If the necessary quorum to transact business or the vote required to approve the Reorganization proposal is not obtained at the Special Meeting, the chairman of the Special Meeting or the shareholders present in person or by proxy may approve one or more adjournments of the Special Meeting, in accordance with applicable law, to permit the further solicitation of proxies.

Quorum and Required Votes

Shareholders of each Target Fund on the Record Date are entitled to one vote for each dollar of net asset value that they hold in the Target Fund, with holders of fractional dollar amounts entitled to a proportional fractional vote. All classes of a Target Fund will vote together as one class on the Reorganization of the Target Fund.  Shareholders representing one-third of all votes entitled to be cast at the Special Meeting of a Target Fund, present in person or by proxy, constitutes a quorum for the Special Meeting with respect to that Target Fund. Approval of the proposed Reorganization of a Target Fund will require the affirmative vote of the holders of a majority of the outstanding voting securities, as defined under the 1940 Act. Under Section 2(a)(42) of the 1940 Act, the vote of a majority of outstanding voting securities of a Target Fund means the vote, at the special meeting of the security holders of such Target Fund duly called (A) of 67% or more of the voting securities present or represented by proxy at such meeting, if the holders of more than 50% of the outstanding voting securities of such Target Fund are present in person or by proxy; or (B) of more than 50% of the outstanding voting securities of such Target Fund, whichever is less.

For the purposes of determining the presence of a quorum for transacting business at the Special Meeting with respect to a Target Fund, abstentions and broker non-votes (i.e., when are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted) will be treated as shares that are present but which have not been voted.  For this reason, abstentions and broker non-votes, if any, will have the effect of a vote against the Reorganization.  Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Secretary of Sentinel Funds a written notice of revocation or a later dated proxy or by attending the Special Meeting and voting in person.

If sufficient votes in favor of a Reorganization set forth in the Notice of Special Meeting are not received by the time scheduled for the Special Meeting, the chairman of the Special Meeting, or, if submitted to shareholders, the shareholders by the affirmative vote of a majority of votes cast at such Special Meeting and entitled to vote at the Special Meeting, whether or not sufficient to constitute a quorum, may adjourn the Special Meeting without further notice to a date not more than 120 days after the Record Date for the Special Meeting. Any business that might have been transacted at the Special Meeting originally called may be transacted at any such adjourned meeting at which a quorum is present. By returning the enclosed form of proxy, you are authorizing the persons named on the proxy to vote in their discretion on any matter that properly comes before the Special Meeting. Therefore, whether you instruct a vote for or against the Reorganization or instruct the proxy to abstain from voting on the Reorganization, those persons will be authorized, to vote in favor of an adjournment if sufficient votes in favor of the Reorganization are not received by the time scheduled for the Special Meeting.

Record Date and Outstanding Shares

Only shareholders of record of a Target Fund at the close of business on June 21, 2017 (previously defined as the “Record Date”) are entitled to notice of and to vote at the Special Meeting and at any postponement or adjournment thereof.  Shareholders of each Target Fund on the Record Date are entitled to one vote for each dollar of net asset value that they hold in the Target Fund, with holders of fractional dollar amounts entitled to a proportional fractional vote. For each Target Fund, the number of shares outstanding and entitled to vote at the Special Meeting as of the close of business on the Record Date are set forth in Exhibit C to this Joint Proxy Statement/Prospectus.

Shareholder Information.  Exhibit C to this Joint Proxy Statement/Prospectus lists the name, address, and percent ownership of each person who, as of the Record Date, to the knowledge of a Target Fund, owned 5% or more of the outstanding shares of a share class of the Target Fund or, to the knowledge of an Acquiring Fund that is an Operating Fund, owned 5% or more of the outstanding shares of a share class of the Acquiring Fund.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES

In addition to the investments and strategies described under “Synopsis” with respect to each Reorganization in this Joint Proxy Statement/Prospectus, the Funds may invest in other securities, use other strategies and engage in other investment practices.  With respect to the Shell Funds, these permitted investments and strategies are described in detail in the SAI of the Shell Funds related to this Joint Proxy Statement/Prospectus, which is incorporated herein by reference.  The SAIs for the Operating Funds described in this Joint Proxy Statement/Prospectus, which are incorporated herein by reference, describes the additional permitted investments and strategies of the Operating Funds.    The SAIs for the Target Funds, which are incorporated herein by reference, describe the additional permitted investments and strategies of the Target Funds.

Investment Goals

Each Fund’s investment goal is described above under the Synopsis for each Reorganization.

Each Acquiring Fund’s investment goal is non-fundamental, and may be changed by the Touchstone Funds Board without shareholder approval.  Shareholders will be notified at least 60 days before any change takes effect.  With respect to the investment goal of each of the Sentinel Government Securities Fund, Sentinel Total Return Bond Fund, Sentinel Sustainable Core Opportunities Fund, Sentinel Balanced Fund, Sentinel Common Stock Fund and Sentinel International Equity Fund, if the Sentinel Funds Board determines that the Fund’s investment goal should be changed, shareholders of the Fund will be given at least 30 days’ notice before any such change is made.  However, the investment goal can be changed without shareholder approval.

The investment goal of each of the Sentinel Low Duration Bond Fund, Sentinel Multi-Asset Income Fund and Sentinel Small Company Fund is a fundamental investment policy of the applicable Fund that cannot be changed without the consent of the holders of a majority of the outstanding shares of the Fund.  The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

Fundamental Investment Limitations

Each Fund has adopted certain fundamental investment limitations.  A comparison of the fundamental investment limitations of each Target Fund to the fundamental investment limitations of the corresponding Acquiring Fund are attached as Exhibit B.  Each Fund’s fundamental investment limitations cannot be changed without the consent of the holders of a majority of the outstanding shares of the Fund.  The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

Other Investment Policies

Temporary Defensive Investments.  The investments and strategies described in this Joint Proxy Statement/Prospectus are those that the Funds use under normal conditions.  During unusual economic or market conditions, or for temporary defensive purposes, an Acquiring Fund may invest up to 100% of its assets in cash, repurchase agreements, and short-term obligations (i.e., fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Acquiring Fund’s objective.  This defensive investing may increase the Acquiring Fund’s taxable income.  An Acquiring Fund will do so only if the Acquiring Fund’s sub-advisor believes that the risk of loss in using the Acquiring Fund’s normal strategies and investments outweighs the opportunity for gains.  Similarly, each Target Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Target Fund’s assets from a temporary unacceptable risk of loss.  Of course, there can be no guarantee that a Fund will achieve its investment objective.

Portfolio Composition.  The Touchstone Large Cap Focused Fund, Touchstone International Equity Fund and Touchstone Small Company Fund, and the Sentinel Government Securities Fund, Sentinel Total Return Bond Fund, Sentinel Low Duration Bond Fund, Sentinel International Equity Fund and Sentinel Small Company Fund, have each adopted a policy to invest, under normal circumstances, at least 80% of the value of their respective “assets” in certain types of investments suggested by their name (a “Names Policy”).  The Touchstone Balanced Fund has adopted a policy to invest, under normal circumstances, at least 25% of the value of its “assets” in bonds and at least 25% of the value of its “assets” in common stock. (also a “Names Policy”).  For purposes of each Names Policy, the term “assets” means net assets plus the amount of borrowings for investment purposes.  Each Fund must comply with its Names Policy at the time the Fund invests its assets.  Accordingly, when a Fund no longer meets the requirement of its Names Policy as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with its Names Policy.  Each Fund’s Names Policy may be changed by the applicable Fund’s Board applicable without shareholder approval.  Shareholders will be notified at least 60 days’ before any change in a Fund’s Names Policy takes effect.

Other Investment Companies.  The Acquiring Funds may invest in securities issued by other investment companies to the extent permitted by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC.  All of the Target Funds may invest in other investment companies, including ETFs, to the extent permitted by the 1940 Act. In addition, each of the Sentinel Total Return Bond Fund, Sentinel Multi-Asset Income Fund, Sentinel Low Duration Bond Fund and Sentinel Balanced Fund may invest in certain ETFs in excess of the limits permitted by the 1940 Act pursuant to an exemptive order obtained by the ETF on which these Target Funds may rely. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and each Fund pays customary brokerage fees to buy and sell ETF shares.

Lending of Portfolio Securities.  Each Acquiring Fund may lend its portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Touchstone Funds Board, including a requirement that the Acquiring Fund must receive collateral equal to no less than 100% of the market value of the securities loaned.  Each Target Fund may also participate in a securities lending program under similar guidelines adopted by the Sentinel Funds Board.  The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially.  In determining whether to lend securities, Touchstone Advisors or Sentinel, as applicable will consider all relevant facts and circumstances, including the creditworthiness of the borrower.  More information on securities lending is available in each Fund’s SAI, which are each incorporated herein by reference.

Interfund Lending.  The Touchstone Funds have obtained an exemptive order permitting them to borrow cash from other participating Touchstone Funds, subject to the condition of the order.  Each Touchstone Fund that is permitted to borrow or lend in accordance with the terms of the order may participate in the interfund lending facility.

INVESTING WITH TOUCHSTONE

Purchasing Your Shares

The Acquiring Funds are offering the following classes of shares pursuant to this Joint Proxy Statement/Prospectus:

Acquiring Funds
Share Class	Touchstone Active Bond Fund	Touchstone Ultra Short Duration Fixed Income Fund	Touchstone Flexible Income Fund	Touchstone Sustainability and Impact Equity Fund	Touchstone Balanced Fund	Touchstone Large Cap Focused Fund	Touchstone International Equity Fund	Touchstone Small Company Fund
Class A	✓	✓	✓	✓	✓	✓	✓	✓
Class C	✓		✓		✓	✓	✓	✓
Class Y	✓	✓	✓	✓	✓	✓	✓	✓
Class S		✓
Class R6								✓
Institutional Class						✓
Class T	✓	✓	✓	✓	✓	✓	✓	✓

Pursuant to the Plans, upon the Closing of each Reorganization shareholders of the applicable Target Fund will receive shares of the corresponding class of the Acquiring Fund.  Nothing contained herein will be construed as an offer to purchase or otherwise acquire shares of an Acquiring Fund other than in connection with the Reorganizations.

Class A Shares

The offering price of Class A shares of each Acquiring Fund is equal to its NAV plus a front-end sales charge that you pay when you buy your shares. The front-end sales charge is generally deducted from the amount of your investment. Class A shares are subject to a Rule 12b-1 distribution fee.

Class A Sales Charge. The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares for the Acquiring Funds, other than the Touchstone Active Bond Fund and Touchstone Ultra Short Duration Fund.  The amount of front-end sales charge is shown as a percentage of offering price and the net amount invested after the charge has been subtracted. Note that the front-end sales charge gets lower as your investment amount gets larger. The first table applies to all Acquiring Funds except Touchstone Active Bond Fund and Touchstone Ultra Short Duration Fixed Income Fund.  The second and third tables apply to the Touchstone Active Bond Fund and Touchstone Ultra Short Duration Fixed Income Fund, respectively.  No sales charge will be imposed on the Class A shares of the Acquiring Fund received in connection with a Reorganization.

Amount of Your Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.95%	3.04%	2.25%
$500,000 but less than $1 million	2.25%	2.30%	1.75%
$1 million or more	0.00%	0.00%	None

Touchstone Active Bond Fund

Amount of Your Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Offering Price
Under $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.95%	3.04%	2.25%
$500,000 but less than $1 million	2.25%	2.30%	1.75%
$1 million or more	0.00%	0.00%	None

Touchstone Ultra Short Duration Fixed Income Fund

Amount of Your Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Offering Price
Under $50,000	2.00%	2.04%	1.75%
$50,000 but less than $100,000	1.50%	1.52%	1.25%
$100,000 but less than $250,000	1.00%	1.01%	0.85%
$250,000 but less than $500,000	0.50%	0.50%	0.40%
$500,000 or more	0.00%	0.00%	None

Waiver of Class A Sales Charge. There is no front-end sales charge if you invest $1 million or more in any share class of the Touchstone Funds ($500,000 or more for the Touchstone Ultra Short Duration Fixed Income Fund). If you redeem shares that were part of the $1 million breakpoint for all non-Ultra Short Fixed Income Fund purchases within one year of that purchase, you may pay a contingent deferred sales charge (“CDSC”) of up to 1% on the shares redeemed if a commission was paid by Touchstone Securities, Inc. (the “Distributor” or “Touchstone Securities”) to a participating unaffiliated broker-dealer. There is no front-end sales charge on exchanges between Funds with the same load schedule or from a higher load schedule to a lower load schedule. In addition, there is no front-end sales charge on the following purchases:

•	Purchases by registered representatives or other employees(1) (and their immediate family members(2)) of financial intermediaries having selling agreements with Touchstone Securities.

•
Purchases in accounts as to which a broker-dealer or other financial intermediary charges an asset management fee economically comparable to a sales charge, provided the broker-dealer or other financial intermediary has a selling agreement with Touchstone Securities.

•	Purchases by a trust department of any financial intermediary serving in a fiduciary capacity as trustee to any trust over which it has discretionary trading authority.

•
Purchases through a financial intermediary that has agreements with Touchstone Securities, or whose programs are available through financial intermediaries that have agreements with Touchstone Securities relating to mutual fund supermarket programs, fee-based wrap or asset allocation programs.

•
Purchases by an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 in plan assets. This waiver applies to any investing employee benefit plan meeting the minimum eligibility requirements and whose transactions are executed through a financial intermediary that has entered into an agreement with Touchstone Securities to use the Touchstone Funds in connection with the plan’s accounts. The term “employee benefit plan” applies to qualified pension, profit-sharing, or other employee benefit plans.

•	Purchases by an employee benefit plan that is provided administrative services by a third party administrator that has entered into a special service arrangement with Touchstone Securities.

•	Reinvestment of redemption proceeds from Class A shares of any Touchstone Fund if the reinvestment occurs within 90 days of redemption.

(1)	The term “employee” is deemed to include current and retired employees.

(2)
Immediate family members are defined as the parents, mother-in-law or father-in-law, spouse, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law, and children of a registered representative or employee, and any other individual to whom the registered representative or employee provides material support.

In addition, Class A shares of the Acquiring Funds may be purchased with no front-end sales charge through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisors.  In each case, the intermediary has entered into an agreement with Touchstone Securities to include the Touchstone Funds in their program where the intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services.  You should ask your financial intermediary if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals.  The intermediaries sponsoring or participating in these mutual fund programs may also offer their clients other classes of shares of the Acquiring Funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program.  Investors should carefully consider any separate transaction fee or other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Sales charge waivers must be satisfied at the time of purchase.  For direct purchases through Touchstone Securities you may apply for a waiver by marking the appropriate section on the investment application and completing the “Special Account Options” form.  You can obtain the application and form by calling Touchstone Securities at 800.543.0407 or by visiting the Touchstone Funds’ website:  TouchstoneInvestments.com.  Purchases at NAV may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Acquiring Fund.  At the option of the Acquiring Fund, the front-end sales charge may be included on future purchases.

Reduced Class A Sales Charge.  You may also purchase Class A shares of a Touchstone Fund at the reduced sales charges shown in the table above through the Rights of Accumulation Program or by signing a Letter of Intent.  The following purchasers (“Qualified Purchasers”) may qualify for a reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

•	an individual, an individual’s spouse, an individual’s children under the age of 21; or

•	a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved.

The following accounts (“Qualified Accounts”) held in any Touchstone Fund sold with a sales charge may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

•	Individual accounts

•	Joint tenant with rights of survivorship accounts

•	Uniform Gifts/Transfers to Minors Act (“UGTMA”) accounts

•	Trust accounts

•	Estate accounts

•	Guardian/Conservator accounts

•	Individual Retirement Accounts (“IRAs”), including Traditional, Roth, Simplified Employee Pension plans (“SEP”) and Savings Incentive Match Plan for Employees (“SIMPLE”)

•	Coverdell Education Savings Accounts (“Education IRAs”)

Rights of Accumulation Program.  Under the Rights of Accumulation Program, you may qualify for a reduced sales charge by aggregating all of your investments held in a Qualified Account.  You or your dealer must notify Touchstone Securities at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide either a list of account numbers or copies of account statements verifying your qualification.  If your shares are held directly in a Touchstone Fund or through a dealer, you may combine the historical cost or current NAV (whichever is higher) of your existing shares of any Touchstone Fund sold with a sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge.  Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gains.  If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Acquiring Fund, its transfer agent or your broker-dealer may not maintain this information.

If your shares are held through financial intermediaries you may combine the current NAV of your existing shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge.  You or your financial intermediary must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, Touchstone Securities will calculate the combined value of all of the Qualified Purchaser’s Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge.  Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Letter of Intent.  If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) during the next 13 months in Class A shares of any Touchstone Fund sold with a front-end sales charge, you may qualify for a reduced sales charge by completing the Letter of Intent section of your account application.  A Letter of Intent indicates your intent to purchase at least $50,000 in Class A shares of any Touchstone Fund sold with a front-end sales charge over the next 13 months in exchange for a reduced sales charge indicated on the above chart.  The minimum initial investment under a Letter of Intent is $10,000.  You are not obligated to purchase additional shares if you complete a Letter of Intent.  If you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level.  During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow.  If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your escrow account.  If you have purchased Class A shares of any Touchstone Fund sold with a front-end sales charge within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint.  You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

Other Information.  Information about sales charges and breakpoints is also available in a clear and prominent format on the Touchstone Funds’ website:  TouchstoneInvestments.com.  You can access this information by selecting “Sales Charges and Breakpoints” under the “Pricing and Performance” link.  For more information about qualifying for a reduced or waived sales charge, contact your financial advisor or contact Touchstone at 800.543.0407.

Class C Shares

Class C shares of the Acquiring Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Acquiring Funds. Class C shares are subject to a Rule 12b-1 fee that is higher than the Rule 12b-1 fee applicable to Class A shares. A CDSC of 1.00% will be charged on Class C shares redeemed within 1 year after you purchased them. In most cases it is more advantageous to purchase Class A shares for amounts of $1 million or more ($500,000 or more for the Touchstone Ultra Short Duration Fixed Income Fund). Therefore a request to purchase Class C shares for $1 million or more ($500,000 or more for the Touchstone Ultra Short Duration Fixed Income Fund) will be considered as a purchase request for Class A shares or declined.

Class Y Shares

Class Y shares of the Acquiring Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Acquiring Funds. Class Y shares are not subject to a Rule 12b-1 fee or CDSC. In addition, Class Y shares may be purchased through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisors. In each case, the intermediary has entered into an agreement with Touchstone Securities to include the Touchstone Funds in their program where the intermediary provides investors participating in their program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your financial institution if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs may also offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should carefully consider any separate transaction fee or other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Class S Shares

There is no initial sales charge or CDSC on Class S shares.  For all purchases of Class S shares of the Touchstone Ultra Short Duration Fixed Income Fund, you pay the current net asset value so that the full amount of your purchase payment may be immediately invested in the Fund. Class S shares of the Touchstone Ultra Short Duration Fixed Income Fund are subject to a Rule 12b-1 fee that is higher than the Rule 12b-1 fee applicable to Class A shares of the Fund. Class S shares never convert to Class A shares. As a result, investments in Class S shares remain subject to higher Rule 12b-1 fees for the entire holding period of the investment.

Class R6 Shares

Class R6 shares of the Acquiring Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund. R6 shares are not subject to a Rule 12b-1 fee or CDSC.

Class R6 shares of the Touchstone Small Company Fund are generally available only to institutional investors, which include but are not limited to certain employer sponsored group retirement and group 529 college savings plans; registered investment companies; institutions, trusts and foundations; and certain fee-based advisory programs which have entered into agreements with the Distributor or the Fund to offer R6 shares.

Class R6 shares do not offer certain account services available to other classes, such as automatic investment and withdrawal plans.

Institutional Class Shares (All Acquiring Funds, except Touchstone Balanced Fund)

Institutional Class shares of the Acquiring Funds are sold at NAV, without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. Institutional Class shares are not subject to a Rule 12b-1 fee or CDSC.

Class T Shares

Class T shares of the Target Fund and Acquiring Fund have not commenced operations as of the date of this Joint Proxy Statement/Prospectus.  After Class T shares of the Acquiring Fund have commenced operations, such Class T shares will be available through certain broker/dealers, financial institutions, plan agents and other intermediaries (collectively, "financial intermediaries") who have appropriate selling agreements in place with Touchstone Securities. You must submit purchase orders through your financial intermediary, which may charge additional fees in connection with transactions in Fund shares.  Not all financial intermediaries make Class T shares available to their customers. Please contact your financial intermediary about the availability of Class T shares and for additional information.

Class T Sales Charge.  The offering price of Class T shares of each Acquiring Fund will be equal to its NAV plus a front-end sales charge that you pay when you buy your shares. The front-end sales charge is generally deducted from the amount of your investment. Class T shares are also subject to a Rule 12b-1 distribution fee of up to 0.25% of the Fund’s average daily net assets allocable to Class T shares. The following table shows the amount of front-end sales charge you will pay on purchases of Class T shares for the Acquiring Funds. The amount of front-end sales charge is shown as a percentage of offering price and the net amount invested after the charge has been subtracted. Note that the front-end sales charge gets lower as your investment amount gets larger.

Amount of Your Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested
Under $250,000	2.50%	2.56%
$250,000 but less than $500,000	2.00%	2.04%
$500,000 but less than $1 million	1.50%	1.52%
$1 million or more	1.00%	1.01%

Reduced Class T Sales Charge. Other than the breakpoints in the fee schedule discussed above, the Acquiring Funds do not offer any reductions of the front-end sales charge applicable to purchases of Class T shares. Class T shares are not eligible for waivers or sale charge discounts through the aggregation of shares, share repurchase privileges, rights of accumulation or a letter of intent, except for automatic reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund.

Other Information. Information about sales charges and breakpoints is also available in a clear and prominent format on the Touchstone Funds’ website: TouchstoneInvestments.com. You can access this information by selecting “Sales Charges and Breakpoints” under the “Pricing and Performance” link. For more information about qualifying for a reduced or waived sales charge, contact your financial intermediary or contact Touchstone Securities at 1.800.543.0407.

Contingent Deferred Sales Charge

If you purchase $1 million or more in Class A shares at NAV and a commission was paid by Touchstone Securities to a participating unaffiliated dealer, a CDSC of up to 1.00% may be charged on redemptions made within 1 year of your purchase. Additionally, when an upfront commission is paid to a participating dealer on transactions of $1 million or more in Class A Shares, the Acquiring Fund will withhold any 12b-1 fee for the first 12 months following the purchase date. If you redeem Class C shares within 12 months of your purchase, a CDSC of 1.00% will be charged.

The CDSC will not apply to redemptions of shares you received through reinvested dividends or capital gains distributions and may be waived under certain circumstances described below. The CDSC will be assessed on the lesser of your shares’ NAV at the time of redemption or the time of purchase. The CDSC is paid to Touchstone Securities to reimburse expenses incurred in providing distribution-related services to the Acquiring Funds.

All sales charges imposed on redemptions are paid to Touchstone Securities.  In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

No CDSC is applied if:

•	The redemption is due to the death or post-purchase disability of a shareholder. Touchstone Securities may require documentation prior to waiver of the charge.

•
Any partial or complete redemption following death or disability (as defined in the Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named.  Touchstone Securities may require documentation prior to waiver of the charge, including death certificates, physicians’ certificates, etc.

•
Redemptions from a systematic withdrawal plan.  If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the transfer agent receives your request.  If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

•
Redemptions from retirement plans qualified under Section 401 of the Code.  The CDSC will be waived for benefit payments made by Touchstone Securities directly to plan participants.  Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9) of the Code), in-service distributions, hardships, loans, and qualified domestic relations orders.  The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial intermediary.

•	The redemption is for a mandatory withdrawal from a traditional IRA account after age 70½.

The above mentioned CDSC waivers do not apply to redemptions made within one year for purchases of $1 million or more in Class A shares of the Touchstone Funds where a commission was paid by Touchstone Securities to a participating broker-dealer.

The SAI relating to this Joint Proxy Statement/Prospectus for the Acquiring Fund corresponding to your Target Fund contains further details about the CDSC and the conditions for waiving the CDSC.

Selling Your Shares

If you elect to receive your redemption proceeds from your non-retirement account in cash, the payment is not cashed for six months and the account remains open, the redemption check will be cancelled and then reinvested in the Acquiring Fund at the per share NAV determined as of the date of cancellation.  Otherwise, no action will be taken.

Through Touchstone Securities—By telephone or Internet

•
You can sell your shares over the telephone by calling Touchstone Securities at 800.543.0407, unless you have specifically declined this option.  If you do not wish to have this ability, you must mark the appropriate section of the investment application.

•	You may also sell your shares online via the Touchstone Funds’ website: TouchstoneInvestments.com.

•	You may only sell shares over the telephone or via the Internet if the amount is less than or equal to $100,000.

•	Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone or via the Internet.

•
If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern time, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that Business Day.  Otherwise it will occur on the next Business Day.

•
Interruptions in telephone or Internet service could prevent you from selling your shares when you want to.  When you have difficulty making telephone or Internet sales, you should mail to Touchstone Securities (or send by overnight delivery) a written request for the sale of your shares.

•
In order to protect your investment, Touchstone Securities will only follow instructions received by telephone that it reasonably believes to be genuine.  However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone Securities will not be liable, in those cases.  Touchstone Securities has certain procedures to confirm that telephone instructions are genuine.  If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions.  Some of these procedures may include:

•	Requiring personal identification.

•	Making checks payable only to the owner(s) of the account shown on Touchstone Securities’ records.

•	Mailing checks only to the account address shown on Touchstone Securities’ records.

•	Directing wires only to the bank account shown on Touchstone Securities’ records.

•	Providing written confirmation for transactions requested by telephone.

•	Digitally recording instructions received by telephone.

Through Touchstone Securities—By mail

•	Write to Touchstone Securities, P.O. Box 9878, Providence, Rhode Island 02940.

•	Indicate the number of shares or dollar amount to be sold.

•	Include your name and account number.

•	Sign your request exactly as your name appears on your investment application.

•	You may be required to have your signature guaranteed. (See “Signature Guarantees” below for more information.)

Through Touchstone Securities—By wire

•	Complete the appropriate information on the investment application.

•	If your proceeds are $1,000 or more, you may request that Touchstone Securities wire them to your bank account.

•
You may be charged a fee of up to $15 by the Acquiring Fund or the Acquiring Fund’s Authorized Processing Organization for wiring redemption proceeds.  You may also be charged a fee by your bank.  Certain institutional shareholders who trade daily are not charged wire redemption fees.

•
Your redemption proceeds may be deposited directly into your bank account through an ACH transaction.  There is no fee imposed by the Acquiring Fund for ACH transactions, however, you may be charged a fee by your bank to receive an ACH transaction.  Contact Touchstone Securities for more information.

•
If you hold your shares directly with Touchstone Securities and have ACH or wire instructions on file for your non-retirement account you may transact through the Touchstone Funds’ website:  TouchstoneInvestments.com.

Through Touchstone Securities—Through a systematic withdrawal plan

•	You may elect to receive, or send to a third-party, systematic withdrawals of $50 or more if your account value is at least $5,000.

•	Systematic withdrawals can be made monthly, quarterly, semiannually or annually.

•	There is no fee for this service.

•	There is no minimum account balance required for retirement plans.

Through your financial intermediary or Authorized Processing Organization

•
You may also sell shares by contacting your financial intermediary or Authorized Processing Organization, which may charge you a fee for this service.  Shares held in street name must be sold through your financial intermediary or, if applicable, the Authorized Processing Organization.

•	Your financial intermediary or Authorized Processing Organization is responsible for making sure that sale requests are transmitted to Touchstone Securities in proper form and in a timely manner.

•	Your financial intermediary may charge you a fee for selling your shares.

•	Redemption proceeds will only be wired to your account at the financial intermediary.

Investor Alert:  Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone Securities’ records.

Pricing of Redemptions

Redemption orders received in proper form by Touchstone Securities, an Authorized Processing Organization, or a financial intermediary, by the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern time, are processed at that day’s NAV.  Redemption orders received after the close of the regular session of trading on the NYSE are processed at the NAV determined on the following business day.  It is the responsibility of the financial intermediary or Authorized Processing Organization to transmit orders that will be received by Touchstone Securities in proper form and in a timely manner.

Signature Guarantees

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee.  A Medallion Signature Guarantee helps protect you against fraud.  You can obtain one from most banks or securities dealers, but not from a notary public.  The Acquiring Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to:

•	Proceeds to be paid when information on your account has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee).

•	Proceeds are being sent to an address other than the address of record.

•	Proceeds or shares are being sent/transferred from unlike registrations such as a joint account to an individual’s account.

•	Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request.

•	Proceeds or shares are being sent/transferred between accounts with different account registrations.

Market Timing Policy

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs.  The Acquiring Funds will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Acquiring Fund shares by shareholders.  The Touchstone Funds Board has adopted the following policies and procedures with respect to market timing of the Acquiring Funds by shareholders.  The Acquiring Funds will monitor selected trades on a daily basis in an effort to deter excessive short-term trading.  If an Acquiring Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Acquiring Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder’s accounts.  While an Acquiring Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Acquiring Fund believes it is acting in a manner that is in the best interests of its shareholders.  However, because the Acquiring Funds cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request into any Touchstone Fund, or (ii) made more than 2 “round-trip” exchanges within a rolling 90 day period.  A “round-trip” exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund.  If a shareholder exceeds these limits, the Touchstone Funds may restrict or suspend that shareholder’s exchange privileges and subsequent exchange requests during the suspension will not be processed.  The Touchstone Funds may also restrict or refuse to process purchases by the shareholder.  These exchange limits and excessive trading policies generally do not apply to systematic purchases and redemptions.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Touchstone Funds for their customers through which transactions are placed.  If an Acquiring Fund identifies excessive trading in such an account, the Acquiring Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Acquiring Fund.  In accordance with Rule 22c-2 under the 1940 Act, the Touchstone Funds have entered into information sharing agreements with certain financial intermediaries.  Under these agreements, a financial intermediary is obligated to:  (1) enforce, during the term of the agreement, the Touchstone Funds’ market-timing policy; (2) furnish the Touchstone Funds, upon their request, with information regarding customer trading activities in shares of the Touchstone Funds; and (3) enforce the Touchstone Funds’ market-timing policy with respect to customers identified by the Touchstone Funds as having engaged in market timing.  When information regarding transactions in the Touchstone Funds’ shares is requested by a Touchstone Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Touchstone Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Touchstone Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Touchstone Funds apply these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading.  The Touchstone Funds have no arrangements to permit any investor to trade frequently in shares of the Touchstone Funds, nor will they enter into any such arrangements in the future.

Householding Policy (only applicable for shares held directly through Touchstone Securities)

Each Acquiring Fund will send one copy of its prospectus and shareholder reports to households containing multiple shareholders with the same last name.  This process, known as “householding,” reduces costs and provides a convenience to shareholders.  If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone Investments at 800.543.0407 and we will begin separate mailings to you within 30 days of your request.  If you or others in your household invest in the Acquiring Funds through a financial intermediary, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

In addition, eDelivery is available for statements, confirms and regulatory documents (annual and semi-annual reports, prospectuses, information statements and proxy materials).  For shareholders holding accounts directly with Touchstone Securities, please contact Shareholder Services at 800.534.0407 for more information.  If you hold your account through a broker-dealer or financial intermediary, please contact them directly to inquire about eDelivery opportunities.

Receiving Sale Proceeds

Touchstone Securities will forward the proceeds of your sale to you (or to your financial intermediary) within 7 days (normally within 3 business days) after receipt of a proper request in accordance with the requirements set forth in this “Investing with Touchstone” section.

Proceeds Sent to Financial Intermediaries or Authorized Processing Organizations.  Proceeds that are sent to your Authorized Processing Organization or financial intermediary will not usually be reinvested for you unless you provide specific instructions to do so.  Therefore, the financial advisor, Authorized Processing Organization or financial intermediary may benefit from the use of your money.

Acquiring Fund Shares Purchased by Check (only applicable for shares held directly through Touchstone Securities).  We may delay the processing and payment of redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days.  If you believe you may need your money sooner, you should purchase shares by bank wire.

Low Account Balances (only applicable for shares held directly through Touchstone Securities).  If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), Touchstone Securities may sell your shares and send the proceeds to you.  This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Gifts/Transfers to Minors Act (“UGTMA”).  Touchstone Securities will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

Delay of Payment.  It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances.  These circumstances can occur:

•	When the NYSE is closed on days other than customary weekends and holidays;

•	When trading on the NYSE is restricted; or

•	During any other time when the SEC, by order, permits.

Redemption in Kind.  Under unusual circumstances (such as a market emergency), when the Touchstone Funds Board deems it appropriate, an Acquiring Fund may make payment for shares redeemed in portfolio securities of the Acquiring Fund taken at current value in order to meet redemption requests.  Shareholders may incur transaction and brokerage costs when they sell these portfolio securities.  Until such time as the shareholder sells the securities they receive in-kind, the securities are subject to market risk.  Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

Pricing of Acquiring Fund Shares

Each Acquiring Fund’s share price (also called “NAV”) and public offering price (NAV plus a sales charge, if applicable) is determined as of the close of regular trading (normally 4:00 p.m. Eastern time) every day the NYSE is open.  Each Acquiring Fund calculates its NAV per share for each class, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding.

The Acquiring Funds’ equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Acquiring Trust Board (or under its direction).  The Touchstone Funds may use pricing services to determine market value for investments.  Some specific pricing strategies follow:

•	All short-term dollar-denominated investments that mature in 60 days or less may be valued on the basis of amortized cost, which the Acquiring Trust Board has determined as fair value.

•	Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the last quoted bid price.

Any foreign securities held by an Acquiring Fund will be priced as follows:

•	All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

•
Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange.  However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value.  This may cause the value of the security on the books of the Acquiring Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

•
Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when the Acquiring Fund does not price its shares, the Acquiring Fund’s NAV may change on days when shareholders will not be able to buy or sell shares.

Securities held by an Acquiring Fund that do not have readily available market quotations are priced at their fair value using procedures approved by the Touchstone Funds Board.  Any debt securities held by an Acquiring Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities.  The Acquiring Funds may use fair value pricing under the following circumstances, among others:

•	If the value of a security has been materially affected by events occurring before the Acquiring Fund’s pricing time but after the close of the primary markets on which the security is traded.

•	If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

•
If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Acquiring Fund’s NAV calculation.

•	If the validity of market quotations is otherwise deemed to be not reliable.

The use of fair value pricing has the effect of valuing a security based upon the price an Acquiring Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price.  The Acquiring Funds have established fair value policies and procedures that delegate fair value responsibilities to Touchstone Advisors.  These policies and procedures outline the fair value method for the Advisor.  Touchstone Advisors’ determination of a security’s fair value price often involves the consideration of a number of subjective factors established by the Touchstone Funds Board, and is therefore subject to the unavoidable risk that the value that the Acquiring Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.  With respect to any portion of an Acquiring Fund’s assets that is invested in other mutual funds, that portion of the Acquiring Fund’s NAV is calculated based on the NAV of that mutual fund.  The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

DISTRIBUTIONS AND TAXES

The Acquiring Funds intend to distribute to their shareholders substantially all of their net investment income and capital gains.  The Acquiring Funds declare and distribute their income, if any, to shareholders as discussed above in the section entitled “Share Classes of the Target Funds and Acquiring Funds—Distribution Policy.”   The Acquiring Funds make distributions of capital gains, if any, at least annually.  If you own shares on an Acquiring Fund’s distribution record date, you will be entitled to receive the distribution.

You will receive income dividends and distributions of capital gains in the form of additional Acquiring Fund shares unless you elect to receive payment in cash.  Cash payments will only be made for amounts equal to or exceeding $25.  For amounts less than $25 the dividends and distributions will be automatically reinvested in Acquiring Fund shares of the class you hold.  To elect cash payments, you must notify the Acquiring Funds in writing or by phone prior to the date of distribution.  Your election will be effective for dividends and distributions paid after we receive your notice. To cancel your election, simply send written notice to Touchstone Investments, P.O. Box 9878, Providence, Rhode Island 02940, or by overnight mail to Touchstone Investments, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, or call Touchstone Securities at 800.543.0407.  If you hold your shares through a financial institution, you must contact the institution to elect cash payment.  If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as “undeliverable” or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Acquiring Fund at the per share NAV determined as of the date of cancellation.

An Acquiring Fund’s dividends and other distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Acquiring Fund.  A dividend or distribution paid by an Acquiring Fund, has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or distribution.  A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income taxes.

For most shareholders, a statement will be sent to you after the end of each calendar year detailing the federal income tax status of your distributions.  Please see “Federal Income Tax Information” below for more information on the federal income tax consequences of dividends and other distributions made by an Acquiring Fund.

Federal Income Tax Information

The federal income tax information in this Joint Proxy Statement/Prospectus is provided only for general information purposes for U.S. taxpayers and should not be considered as tax advice or relied on by a shareholder or prospective investor.

General.  The Acquiring Funds intend to qualify annually to be treated as regulated investment companies (“RICs”) under the Code.  As such, the Acquiring Funds will not be subject to federal income taxes on the earnings they distribute to shareholders provided they satisfy certain requirements and restrictions of the Code, one of which is to distribute to the Acquiring Fund’s shareholders substantially all of the Acquiring Fund’s net investment income each year.  If for any taxable year an Acquiring Fund fails to qualify as a RIC:  (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to taxation on a graduated basis at the corporate tax rate; and (2) distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and for “qualified dividend income” treatment for non-corporate shareholders.

Distributions.  The Acquiring Funds will make distributions to you that may be taxed as ordinary income or capital gains.  The dividends and distributions you receive may be subject to federal, foreign, state and local taxation, depending upon your tax situation.  Distributions are taxable whether you reinvest such distributions in additional shares of the Acquiring Fund or choose to receive them in cash.  Fund distributions are taxable to a shareholder even if the distributions are paid from income or gains earned by an Acquiring Fund prior to the shareholder’s investment and, thus, were included in the price the shareholder paid for the shares.  For example, a shareholder who purchases shares on or just before the record date of an Acquiring Fund distribution will pay full price for the shares and may receive a portion of the investment back as a taxable distribution.  Distributions declared by an Acquiring Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year are treated for federal income tax purposes as if paid by the fund and received by shareholders on December 31 of the year in which the distribution was declared.

Ordinary Income.  Net investment income, except for qualified dividend income and income designated as tax-exempt, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Acquiring Fund shares.  Certain dividends distributed to non-corporate shareholders and designated by an Acquiring Fund as “qualified dividend income” are eligible for long-term capital gains rates, provided certain holding period and other requirements are satisfied.

Net Capital Gains.  Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Acquiring Fund shares.

Sale or Exchange of Shares.  It is a taxable event for you if you sell shares of an Acquiring Fund or exchange shares of an Acquiring Fund for shares of another Touchstone Fund.  Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction.  Any realized gain will be taxable to you, and, generally, will be capital gain, assuming you held the shares of the Acquiring Fund as a capital asset.  The capital gain will be long-term or short-term depending on how long you have held the shares.  Sales of shares of the Acquiring Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for more than twelve months will constitute a long-term capital gain or loss.  Any loss realized by a shareholder on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.  The deductibility of capital losses is subject to limitation.

Returns of Capital.  If an Acquiring Fund makes a distribution in excess of its current and accumulated earnings and profits, the excess will be treated as a return of capital to the extent of a shareholder’s basis in his, her or its shares, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a shareholder’s basis in his, her or its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Backup Withholding.  An Acquiring Fund may be required to withhold U.S. federal income tax on all distributions and sales proceeds payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or if the Acquiring Fund or shareholder has been notified by the IRS that the shareholder is subject to backup withholding.

Medicare Tax.  An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and distributions received from an Acquiring Fund and net gains from redemptions or other taxable dispositions of Acquiring Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Foreign Taxes.  Income received by an Acquiring Fund from sources within foreign countries may be subject to foreign withholding and other taxes.  If an Acquiring Fund qualifies (by having more than 50% of the value of its total assets at the close of the taxable year consist of stock or securities in foreign corporations or by being a qualified fund of funds) and elects to pass through foreign taxes paid on its investments during the year, such taxes will be reported to you as income.  You may, however, be able to claim an offsetting tax credit or deduction on your federal income tax return, depending on your particular circumstances and provided you meet certain holding period and other requirements.  Tax-exempt holders of Acquiring Fund shares, such as qualified tax-advantaged retirement plans, will not benefit from such a deduction or credit.

Non-U.S. Shareholders.  Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in an Acquiring Fund.  This Joint Proxy Statement/Prospectus does not discuss the U.S. or foreign tax consequences of an investment by a non-U.S. shareholder in an Acquiring Fund.  Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisors as to the U.S. and foreign tax consequences of an investment in an Acquiring Fund.

Statements and Notices.  You will receive an annual statement outlining the tax status of your distributions.  You may also receive written notices of certain foreign taxes paid by an Acquiring Fund during the prior taxable year.

Important Tax Reporting Considerations.  The Acquiring Funds are required to report cost basis and holding period information to both the IRS and shareholders for gross proceeds from the sales of shares purchased on or after January 1, 2012 (“covered shares”).  This information is reported on Form 1099-B.  Cost basis reporting is not required if the shares were acquired in a reorganization and the basis of the acquired shares is determined from the basis of shares that were not covered shares.  The average cost method will be used to determine the cost basis of Acquiring Fund shares that are covered shares unless the shareholder instructs an Acquiring Fund in writing that the shareholder wants to use another available method for cost basis reporting (for example, the first in, first out (FIFO), last in, first out (LIFO), specific lot identification (SLID) or high cost, first out (HIFO)).  If the shareholder designates SLID as the shareholder’s tax cost basis method, the shareholder will also need to designate a secondary cost basis method (Secondary Method).  If a Secondary Method is not provided, an Acquiring Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals.  If you hold shares of an Acquiring Fund through a financial intermediary, the financial intermediary will be responsible for this reporting and the financial intermediary’s default cost basis method may apply.  Please consult your tax advisor for additional information regarding cost basis reporting and your situation.  Redemptions by S corporations of covered shares are required to be reported to the IRS on Form 1099-B.  If a shareholder is a corporation and has not instructed the Acquiring Fund that it is a C corporation in its Account Application or by written instruction, the Acquiring Fund will treat the shareholder as an S corporation and file a Form 1099-B.

 This discussion does not address any state, local or foreign tax considerations and is limited to material federal income tax considerations. You are urged and advised to consult your own tax advisors as to the federal, state, local, foreign and other tax consequences of an investment in an Acquiring Fund in light of your individual circumstances, including the applicability and effect of possible changes in any applicable tax laws. This discussion is intended to be only a summary of some important federal income tax considerations that may affect your investment in an Acquiring Fund and should not be considered to be tax advice. There can be no assurance that the IRS will concur on all or any of the issues discussed above. More information regarding these considerations is included in the SAI relating to this Joint Proxy Statement/Prospectus for the Acquiring Fund corresponding to your Target Fund.

FINANCIAL STATEMENTS AND EXPERTS

The Annual Report with respect to the Target Funds has been incorporated by reference into this Joint Proxy Statement/Prospectus in reliance upon the report of PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, the independent registered public accounting firm for the Target Funds, given on their authority as experts in accounting and auditing.

The financial statements of the Touchstone Flexible Income Fund and the Touchstone Sustainability and Impact Equity Fund included in the March 31, 2017 Touchstone Strategic Trust Annual Report were audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their report thereon and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of the Touchstone Investment Trust, Touchstone Active Bond Fund and the Touchstone Funds Group Trust, Touchstone Ultra Short Duration Fixed Income Fund in their respective annual reports dated September 30, 2016 were audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their report thereon and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters in connection with the issuance of Acquiring Fund shares of series of Touchstone Strategic Trust, a Massachusetts business trust, will be passed on by Morgan Lewis & Bockius LLP, Boston, Massachusetts.  Certain legal matters in connection with the issuance of Acquiring Fund shares of series of Touchstone Funds Group Trust, a Delaware statutory trust will be passed on by DLA Piper US LLP, Wilmington, Delaware.

ADDITIONAL INFORMATION

The Trusts are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy materials, information statements and charter documents with the SEC.  These items can be inspected and copied at the Public Reference Facilities maintained by the SEC in Washington, D.C., located at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC’s Regional Offices located at Northeast Regional Office, 3 World Financial Center, Room 4300, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036.  Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

OTHER BUSINESS

Under Maryland law, the only matters that may be acted on at a special meeting of shareholders are those stated in the notice of the special meeting.  Accordingly, other than procedural matters relating to the Reorganization proposals, no other business may properly come before the Special Meeting.  Under the By-laws of the Sentinel Funds, the power to adjourn or conclude the Special Meeting (whether or not a quorum is present) resides with the chairman of the Special Meeting.  If, however, any procedural matter requiring a vote of shareholders should arise, the persons named as proxies will vote on such procedural matter in accordance with their discretion.

THE SENTINEL FUNDS BOARD RECOMMENDS THAT SHAREHOLDERS OF EACH TARGET FUND APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION FOR THEIR TARGET FUND AND ANY PROPERLY EXECUTED BUT UNMARKED PROXY CARDS WILL BE VOTED IN FAVOR OF APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

TARGET FUND FINANCIAL HIGHLIGHTS

The financial highlights tables with respect to each Sentinel Fund are intended to help you understand each Target Fund’s financial performance for the periods shown.  The information below with respect to each Target Fund has been derived from the Target Funds’ financial statements for the fiscal year ended November 30, 2016, which have been audited by PricewaterhouseCoopers LLP, the Target Funds’ independent registered public accounting firm, whose report, along with the Target Funds’ financial statements, are included in the annual report, which is available upon request.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Target Fund’s shares (assuming reinvestment of all dividends and other distributions).

Sentinel Government Securities Fund
Selected Data for a Share Outstanding Throughout Each Period	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2012
Net asset value, beginning of period
Class A	$9.97	$10.13	$10.04	$10.83	$10.72
Class C	9.98	10.14	10.04	10.84	10.72
Class I	9.97	10.13	10.04	10.83	10.72
Income from Investment Operations
Net investment income (loss)
Class A	0.16	0.18	0.18	0.16	0.14
Class C	0.08	0.10	0.10	0.08	0.05
Class I	0.19	0.20	0.21	0.19	0.16
Net gains or losses on securities (realized and unrealized)
Class A	(0.13)	(0.10)	0.17	(0.66)	0.28
Class C	(0.13)	(0.11)	0.17	(0.68)	0.30
Class I	(0.14)	(0.10)	0.16	(0.67)	0.28
Total from investment operations
Class A	0.03	0.08	0.35	(0.50)	0.42
Class C	(0.05)	(0.01)	0.27	(0.60)	0.35
Class I	0.05	0.10	0.37	(0.48)	0.44
Less Distributions
Dividends (from net investment income)
Class A	0.25	0.24	0.26	0.26	0.31
Class C	0.17	0.15	0.17	0.17	0.23
Class I	0.27	0.26	0.28	0.28	0.33
Distributions (from realized gains)
Class A	0.00	0.00	0.00	0.03	0.00
Class C	0.00	0.00	0.00	0.03	0.00
Class I	0.00	0.00	0.00	0.03	0.00
Total distributions
Class A	0.25	0.24	0.26	0.29	0.31
Class C	0.17	0.15	0.17	0.20	0.23
Class I	0.27	0.26	0.28	0.31	0.33
Net asset value, end of period
Class A	9.75	9.97	10.13	10.04	10.83
Class C	9.76	9.98	10.14	10.04	10.84
Class I	9.75	9.97	10.13	10.04	10.83

Sentinel Government Securities Fund
Selected Data for a Share Outstanding Throughout Each Period	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2012
Ratios/Supplemental Data
Total return (%)*
Class A	0.24%	0.77%	3.50%	(4.75)%	3.94%
Class C	(0.56)	(0.07)	2.73	(5.61)	3.26
Class I	0.44	0.99	3.73	(4.51)	4.21
Net assets at end of period (000 omitted)
Class A	$154,133	$189,623	$268,380	$429,416	$791,599
Class C	20,954	25,668	35,387	58,371	120,709
Class I	23,562	29,048	50,493	70,078	145,869
Ratio of expenses to average net assets (%)
Class A	0.91%	0.96%	0.92%	0.83%	0.81%
Class C	1.72	1.74	1.73	1.63	1.59
Class I	0.68	0.73	0.68	0.60	0.57
Ratio of expenses to average net assets before contractual and voluntary expense reimbursements (%)**
Class A	0.91	0.96	0.92	0.83	0.81
Class C	1.72	1.74	1.73	1.63	1.59
Class I	0.68	0.73	0.68	0.60	0.57
Ratio of net investment income (loss) to average net assets (%)
Class A	1.63	1.76	1.80	1.54	1.29
Class C	0.82	0.98	0.99	0.73	0.50
Class I	1.88	1.98	2.05	1.76	1.52
Ratio of net investment income (loss) to average net assets before contractual and voluntary expense reimbursements (%)**
Class A	1.63	1.76	1.80	1.54	1.29
Class C	0.82	0.98	0.99	0.73	0.50
Class I	1.88	1.98	2.05	1.76	1.52
Portfolio turnover rate (%)
Class A	59	150	161	795	581
Class C	59	150	161	795	581
Class I	59	150	161	795	581

Sentinel Low Duration Bond Fund
	November 30, 2016	November 30, 2015	November 30, 2014(B)	November 30, 2013	November 30, 2012
Net asset value, beginning of period
Class A	$8.53	$8.73	$8.84	$9.06	$9.20
Class I(B)	8.53	8.73	8.82
Class S	8.54	8.74	8.84	9.07	9.20
Income from Investment Operations
Net investment income (loss)
Class A	0.13	0.17	0.12	0.03	0.06
Class I(B)	0.17	0.20	0.13
Class S	0.12	0.16	0.11	0.01	0.02
Net gains or losses on securities (realized and unrealized)
Class A	(0.08)	(0.18)	(0.07)	(0.10)	(0.02)
Class I(B)	(0.08)	(0.19)	(0.06)
Class S	(0.07)	(0.18)	(0.06)	(0.12)	(0.01)
Total from investment operations
Class A	0.05	(0.01)	0.05	(0.07)	0.04
Class I(B)	0.09	0.01	0.07
Class S	0.05	(0.02)	0.05	(0.11)	0.01
Less Distributions
Dividends (from net investment income)
Class A	0.17	0.19	0.16	0.15	0.18
Class I	0.19	0.21	0.16
Class S	0.16	0.18	0.15	0.12	0.14
Net asset value, end of period
Class A	8.41	8.53	8.73	8.84	9.06
Class I(B)	8.43	8.53	8.73
Class S	8.43	8.54	8.74	8.84	9.07
Ratios/Supplemental Data
Total return (%)*
Class A	0.58%	(0.12)%	0.54%	(0.82)%	0.40%
Class I(B)	1.08	0.14	0.75
Class S	0.54	(0.29)	0.53	(1.19)	0.11
Net assets at end of period (000 omitted)
Class A	$98,167	$117,770	$187,430	$307,959	$554,187
Class I(B)	17,802	47,788	44,267	(B)	(B)
Class S	235,133	342,516	516,503	691,645	1,535,093

Sentinel Low Duration Bond Fund
November 30, 2016	November 30, 2015	November 30, 2014(B)	November 30, 2013	November 30, 2012
Ratio of expenses to average net assets (%)
Class A	0.94%	0.97%	0.95%	0.89%	0.86%
Class I(B)	0.60	0.63	0.68
Class S	1.08	1.09	1.08	1.13	1.25
Ratio of expenses to average net assets before contractual and voluntary expense reimbursements (%)**
Class A	0.94	0.97	0.95	0.89	0.86
Class I(B)	0.60	0.63	0.68
Class S	1.08	1.09	1.13	1.27	1.25
Ratio of net investment income (loss) to average net assets (%)
Class A	1.54	1.92	1.33	0.37	0.65
Class I(B)	2.03	2.29	1.83
Class S	1.41	1.81	1.23	0.12	0.27
Ratio of net investment income (loss) to average net assets before contractual and voluntary expense reimbursements (%)**
Class A	1.54	1.92	1.33	0.37	0.65
Class I(B)	2.03	2.29	1.83
Class S	1.41	1.81	1.19	(0.03)	0.27
Portfolio turnover rate (%)
Class A	117	27	51	16	27
Class I(B)	117	27	51
Class S	117	27	51	16	27
*	See Notes at page 186.

Sentinel Multi-Asset Income Fund
Selected Date for a Share Outstanding Throughout Each Period	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2012
Net asset value, beginning of period
Class A	$12.78	$14.13	$13.65	$12.55	$11.74
Class C	12.72	14.08	13.61	12.50	11.70
Class I	12.76	14.11	13.64	12.52	11.71
Income from Investment Operations
Net investment income (loss)
Class A	0.36	0.37	0.26	0.21	0.16
Class C	0.27	0.28	0.17	0.11	0.08
Class I	0.38	0.41	0.31	0.24	0.18
Net gains or losses on securities (realized and unrealized)
Class A	0.21	(0.39)	0.50	1.12	0.86
Class C	0.21	(0.40)	0.48	1.13	0.86
Class I	0.22	(0.39)	0.48	1.13	0.85
Total from investment operations
Class A	$0.57	$(0.02)	$0.76	$1.33	$1.02
Class C	0.48	(0.12)	0.65	1.24	0.94
Class I	0.60	0.02	0.79	1.37	1.03
Less Distributions
Dividends (from net investment income)
Class A	0.37	0.39	0.28	0.23	0.21
Class C	0.28	0.30	0.18	0.13	0.14
Class I	0.41	0.43	0.32	0.25	0.22
Distributions (from realized gains)
Class A	0.84	0.94	-	-	-
Class C	0.84	0.94	-	-	-
Class I	0.84	0.94	-	-	-
Total distributions
Class A	1.21	1.33	0.28	0.23	0.21
Class C	1.12	1.24	0.18	0.13	0.14
Class I	1.25	1.37	0.32	0.25	0.22
Net asset value, end of period
Class A	12.14	12.78	14.13	13.65	12.55
Class C	12.08	12.72	14.08	13.61	12.50
Class I	12.11	12.76	14.11	13.64	12.52

Sentinel Multi-Asset Income Fund
Selected Date for a Share Outstanding Throughout Each Period	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2012
Ratios/Supplemental Data
Total return (%)*
Class A	4.99%	0.01%	5.61%	10.67%	8.78%
Class C	4.26	(0.78)	4.83	9.99	8.04
Class I	5.22	0.29	5.86	11.01	8.87
Net assets at end of period (000 omitted)
Class A	$125,475	$126,591	$140,670	$166,168	$134,682
Class C	105,852	109,108	117,373	97,839	70,037
Class I	71,333	50,728	55,996	29,833	17,882
Ratio of expenses to average net assets (%)
Class A	1.01%	1.04%	1.04%	1.03%	1.12%
Class C	1.75	1.77	1.76	1.77	1.81
Class I	0.79	0.77	0.75	0.80	1.00
Ratio of expenses to average net assets before contractual and voluntary expense reimbursements (%)**
Class A	1.01	1.04	1.04	1.03	1.12
Class C	1.75	1.77	1.76	1.77	1.81
Class I	0.79	0.77	0.75	0.80	1.00
Ratio of net investment income (loss) to average net assets (%)
Class A	2.97	2.86	1.89	1.58	1.33
Class C	2.23	2.13	1.19	0.83	0.65
Class I	3.14	3.13	2.24	1.79	1.47
Ratio of net investment income (loss) to average net assets before contractual and voluntary expense reimbursements (%)**
Class A	2.97	2.86	1.89	1.58	1.33
Class C	2.23	2.13	1.19	0.83	0.65
Class I	3.14	3.13	2.24	1.79	1.47
Portfolio turnover rate (%)
Class A	228	198	166	279	315
Class C	228	198	166	279	315
Class I	228	198	166	279	315
*	See Notes at page 186.

Sentinel Sustainable Core Opportunities Fund
Selected Date for a Share Outstanding Throughout Each Period	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2012
Net asset value, beginning of period
Class A	$20.63	$20.83	$18.51	$14.26	$12.57
Class I	20.73	20.93	18.57	14.31	12.62
Income from Investment Operations
Net investment income (loss)
Class A	0.17	0.38	0.16	0.11	0.09
Class I	0.23	0.44	0.22	0.15	0.13
Net gains or losses on securities (realized and unrealized)
Class A	1.01	(0.41)	2.27	4.25	1.66
Class I	1.01	(0.42)	2.27	4.25	1.67
Total from investment operations
Class A	1.18	(0.03)	2.43	4.36	1.75
Class I	1.24	0.02	2.49	4.40	1.80
Less Distributions
Dividends (from net investment income)
Class A	0.41	0.17	0.11	0.11	0.06
Class I	0.47	0.22	0.13	0.14	0.11
Distributions (from realized gains)
Class A	0.20	-	-	-	-
Class I	0.20	-	-	-	-
Total distributions
Class A	0.61	0.17	0.11	0.11	0.06
Class I	0.67	0.22	0.13	0.14	0.11
Net asset value, end of period
Class A	21.20	20.63	20.83	18.51	14.26
Class I	21.30	20.73	20.93	18.57	14.31
Ratios/Supplemental Data
Total return (%)*
Class A	5.92%	(0.13)%#	13.18%	30.74%	14.00%
Class I	6.20	0.12#	13.50	31.05	14.38
Net assets at end of period (000 omitted)
Class A	$340,815	$224,862	$239,707	$224,489	$182,345
Class I	21,777	14,926	15,275	12,418	8,194

Sentinel Sustainable Core Opportunities Fund
Selected Date for a Share Outstanding Throughout Each Period	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2012
Ratio of expenses to average net assets (%)
Class A	1.18%	1.21%		1.24%	1.26%	1.32%
Class I	0.91	0.93		0.97	1.00	1.04
Ratio of expenses to average net assets before contractual and voluntary expense reimbursements (%)**
Class A	1.18	1.21		1.24	1.26	1.32
Class I	0.91	0.93		0.97	1.00	1.04
Ratio of net investment income (loss) to average net assets (%)
Class A	0.86	1.85	^	0.85	0.67	0.66
Class I	1.14	2.13	^	1.13	0.93	0.94
Ratio of net investment income (loss) to average net assets before contractual and voluntary expense reimbursements (%)**
Class A	0.86	1.85	^	0.85	0.67	0.66
Class I	1.14	2.13	^	1.13	0.93	0.94
Portfolio turnover rate (%)
Class A	33	20		20	14	4
Class I	33	20		20	14	4
*	See Notes at page 186.

Sentinel Total Return Bond Fund
	November 30, 2016	November 30, 2015(A)	November 30, 2014	November 30, 2013	November 30, 2012
Net asset value, beginning of period
Class A	$10.34	$10.64	$10.65	$10.93	$10.14
Class C	10.31	10.61	10.63	10.91	10.13
Class I	10.35	10.65	10.66	10.94	10.14
Class R3(A)	10.34	10.53
Class R6(A)	10.35	10.53
Income from Investment Operations
Net investment income (loss)
Class A	0.18	0.19	0.24	0.25	0.21
Class C	0.10	0.10	0.18	0.20	0.17
Class I	0.20	0.20	0.25	0.29	0.23
Class R3(A)	0.18	0.18
Class R6(A)	0.20	0.20
Net gains or losses on securities (realized and unrealized)
Class A	(0.05)	(0.28)	0.15	0.00	1.01
Class C	(0.06)	(0.28)	0.14	(0.01)	1.02
Class I	(0.05)	(0.27)	0.15	(0.03)	1.02
Class R3(A)	(0.06)	(0.18)
Class R6(A)	(0.06)	(0.17)
Total from investment operations
Class A	0.13	(0.09)	0.39	0.25	1.22
Class C	0.04	(0.18)	0.32	0.19	1.19
Class I	0.15	(0.07)	0.40	0.26	1.25
Class R3	0.12	-
Class R6	0.14	0.03

Sentinel Total Return Bond Fund
November 30, 2016	November 30, 2015(A)	November 30, 2014	November 30, 2013	November 30, 2012
Less Distributions
Dividends
Class A	0.23	0.21	0.27	0.28	0.25
Class C	0.14	0.12	0.21	0.22	0.23
Class I	0.25	0.23	0.28	0.29	0.27
Class R3(A)	0.23	0.19
Class R6(A)	0.25	0.21
Distributions (from realized gains)
Class A	-	-	0.13	0.25	0.18
Class C	-	-	0.13	0.25	0.18
Class I	-	-	0.13	0.25	0.18
Class R3(A)	-	-
Class R6(A)	-	-
Total distributions (from net investment income)
Class A	0.23	0.21	0.40	0.53	0.43
Class C	0.14	0.12	0.34	0.47	0.41
Class I	0.25	0.23	0.41	0.54	0.45
Class R3	0.23	0.19
Class R6	0.25	0.21
Net asset value, end of period
Class A	10.24	10.34	10.64	10.65	10.93
Class C	10.21	10.31	10.61	10.63	10.91
Class I	10.25	10.35	10.65	10.66	10.94
Class R3(A)	10.23	10.34
Class R6(A)	10.24	10.35

Ratios/Supplemental Data
Total return (%)*
Class A	1.26%	(0.87)%	3.66%	2.33%	12.34%
Class C	0.40	(1.69)	3.01	1.79	12.02
Class I	1.40	(0.70)	3.79	2.46	12.59
Class R3(A)	1.16	- ++
Class R6(A)	1.36	0.26 ++

Sentinel Total Return Bond Fund
November 30, 2016	November 30, 2015(A)	November 30, 2014	November 30, 2013	November 30, 2012
Net assets at end of period (000 omitted)
Class A	$92,331	$315,820		$203,871		$102,138	$111,263
Class C	30,866	42,316		47,015		26,222	29,323
Class I	280,081	472,782		485,459		61,268	22,792
Class R3(A)	603	596
Class R6(A)	605	596
Ratio of expenses to average net assets (%)
Class A	0.89%	0.89%		0.89%		0.89%	0.94%
Class C	1.73	1.70		1.49	@	1.42	1.35
Class I	0.74	0.69		0.74		0.73	0.77
Class R3(A)	0.89 @	0.89	+@
Class R6(A)	0.69	0.69	+
Ratio of expenses to average net assets before contractual and voluntary expense reimbursements (%)**
Class A	1.07	0.94		0.93		0.95	0.96
Class C	1.73	1.75		1.53	@	1.48	1.37
Class I	0.74	0.74		0.78		0.79	0.79
Class R3(A)	2.91 @	2.87	+@
Class R6(A)	2.90	2.87	+
Ratio of net investment income (loss) to average net assets (%)
Class A	1.79	1.76		2.25		2.38	2.00
Class C	0.94	0.93		1.68		1.88	1.62
Class I	1.93	1.94		2.31		2.69	2.20
Class R3(A)	1.77	1.86	+
Class R6(A)	1.97	2.06	+
Ratio of net investment income (loss) to average net assets before contractual and voluntary expense reimbursements (%)**
Class A	1.61	1.71		2.21		2.32	1.98
Class C	0.94	0.88		1.64		1.81	1.60
Class I	1.93	1.89		2.27		2.63	2.19
Class R3(A)	(0.25)	(0.12	)+
Class R6(A)	(0.24)	(0.12	)+

Sentinel Total Return Bond Fund
	November 30, 2016	November 30, 2015(A)	November 30, 2014	November 30, 2013	November 30, 2012
Portfolio turnover rate (%)
Class A	240	441	432	499	915
Class C	240	441	432	499	915
Class I	240	441	432	499	915
Class R3(A)	240	441++
Class R6(A)	240	441++
*	See Notes at page 186.

Sentinel Balanced Fund
Selected Data for a Share Outstanding Throughout Each Period	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2012
Net asset value, beginning of period
Class A	$19.87	$20.98	$20.23	$18.03	$17.10
Class C	19.93	21.04	20.27	18.07	17.15
Class I	19.78	20.90	20.15	17.95	17.04
Income from Investment Operations
Net investment income (loss)
Class A	0.23	0.43	0.26	0.23	0.23
Class C	0.08	0.28	0.11	0.08	0.08
Class I	0.27	0.47	0.31	0.28	0.23
Net gains or losses on securities (realized and unrealized)
Class A	0.66	(0.35)	1.50	2.91	1.77
Class C	0.66	(0.35)	1.51	2.91	1.78
Class I	0.65	(0.34)	1.50	2.89	1.76
Total from investment operations
Class A	0.89	0.08	1.76	3.14	2.00
Class C	0.74	(0.07)	1.62	2.99	1.86
Class I	0.92	0.13	1.81	3.17	1.99
Less Distributions
Dividends (from net investment income)
Class A	0.44	0.30	0.26	0.26	0.30
Class C	0.30	0.15	0.10	0.11	0.17
Class I	0.49	0.36	0.31	0.29	0.31
Distributions (from realized gains)
Class A	0.64	0.89	0.75	0.68	0.77
Class C	0.64	0.89	0.75	0.68	0.77
Class I	0.64	0.89	0.75	0.68	0.77
Total distributions
Class A	1.08	1.19	1.01	0.94	1.07
Class C	0.94	1.04	0.85	0.79	0.94
Class I	1.13	1.25	1.06	0.97	1.08
Net asset value, end of period
Class A	19.68	19.87	20.98	20.23	18.03
Class C	19.73	19.93	21.04	20.27	18.07
Class I	19.57	19.78	20.90	20.15	17.95

Sentinel Balanced Fund
Selected Data for a Share Outstanding Throughout Each Period	Year Ended November 30, 2016	Year Ended November 30, 2015		Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2012
Ratios/Supplemental Data
Total return (%)*
Class A	4.75%	0.56%		9.10%	18.15%	12.30%
Class C	3.91	(0.23)		8.34	17.19	11.30
Class I	4.94	0.79		9.43	18.46	12.25
Net assets at end of period (000 omitted)
Class A	$264,910	$263,276		$278,385	$267,627	$221,036
Class C	43,066	35,344		32,002	30,647	16,635
Class I	14,477	12,589		17,062	20,468	5,748
Ratio of expenses to average net assets (%)
Class A	1.01%	1.04%		1.07%	1.06%	1.11%
Class C	1.78	1.82		1.82	1.86	1.94
Class I	0.81	0.81		0.80	0.77	1.11
Ratio of expenses to average net assets before contractual and voluntary expense reimbursements (%)**
Class A	1.01	1.04		1.07	1.06	1.11
Class C	1.78	1.82		1.82	1.86	1.94
Class I	0.81	0.81		0.80	0.77	1.11
Ratio of net investment income (loss) to average net assets (%)
Class A	1.20	2.17	^	1.29	1.22	1.30
Class C	0.43	1.39	^	0.53	0.42	0.48
Class I	1.41	2.39	^	1.55	1.50	1.31
Ratio of net investment income (loss) to average net assets before contractual and voluntary expense reimbursements (%)**
Class A	1.20%	2.17%		1.29%	1.22%	1.30%
Class C	0.43	1.39	^	0.53	0.42	0.48
Class I	1.41	2.39	^	1.55	1.50	1.31
Portfolio turnover rate (%)
Class A	45	86		94	154	146
Class C	45	86		94	154	146
Class I	45	86		94	154	146
*	See Notes at page 186.

Sentinel Common Stock Fund
Selected Data for a Share Outstanding Throughout Each Period	Year Ended November 30, 2016	Year Ended November 30, 2015(A)	Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2012
Net asset value, beginning of period
Class A	$43.08	$42.79	$43.31	$34.84	$31.33
Class C	41.36	41.15	41.82	33.70	30.35
Class I	43.06	42.76	43.31	34.85	31.33
Class R6(A)	43.11	43.01
Income from Investment Operations
Net investment income (loss)
Class A	0.53	1.01	0.56	0.44	0.38
Class C	0.21	0.64	0.21	0.12	0.09
Class I	0.64	1.12	0.68	0.56	0.49
Class R6(A)	0.70	1.07
Net gains or losses on securities (realized and unrealized)
Class A	2.43	(0.25)	4.97	9.50	3.93
Class C	2.33	(0.24)	4.78	9.18	3.81
Class I	2.43	(0.25)	4.97	9.50	3.94
Class R6(A)	2.41	(0.51)
Total from investment operations
Class A	2.96	0.76	5.53	9.94	4.31
Class C	2.54	0.40	4.99	9.30	3.90
Class I	3.07	0.87	5.65	10.06	4.43
Class R6(A)	3.11	0.56
Less Distributions
Dividends (from net investment income)
Class A	1.08	0.45	0.58	0.43	0.37
Class C	0.78	0.17	0.19	0.14	0.12
Class I	1.19	0.55	0.73	0.56	0.48
Class R6(A)	1.22	0.46
Distributions (from realized gains)
Class A	2.68	0.02	5.47	1.04	0.43
Class C	2.68	0.02	5.47	1.04	0.43
Class I	2.68	0.02	5.47	1.04	0.43
Class R6(A)	2.68	-

Sentinel Common Stock Fund
Selected Data for a Share Outstanding Throughout Each Period	Year Ended November 30, 2016	Year Ended November 30, 2015(A)		Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2012
Total distributions
Class A	3.76	0.47		6.05	1.47	0.80
Class C	3.46	0.19		5.66	1.18	0.55
Class I	3.87	0.57		6.20	1.60	0.91
Class R6(A)	3.90	0.46
Net asset value, end of period
Class A	42.28	43.08		42.79	43.31	34.84
Class C	40.44	41.36		41.15	41.82	33.70
Class I	42.26	43.06		42.76	43.31	34.85
Class R6(A)	42.32	43.11
Ratios/Supplemental Data
Total return (%)*
Class A	7.53%	1.79%		13.30%	29.53%	13.99%
Class C	6.71	0.98		12.40	28.47	13.03
Class I	7.84	2.07		13.61	29.93	14.38
Class R6(A)	7.92	1.31	++
Net assets at end of period (000 omitted)
Class A	$1,350,861	$1,416,147		$1,577,546	$1,454,446	$1,193,721
Class C	83,246	89,890		90,784	78,259	51,460
Class I	552,611	689,502		932,941	941,223	684,658
Class R6(A)	29,927	18,225
Ratio of expenses to average net assets (%)
Class A	1.00%	0.99%		1.00%	1.03%	1.09%
Class C	1.79	1.78		1.79	1.84	1.93
Class I	0.72	0.71		0.72	0.72	0.75
Class R6(A)	0.65	0.61	+
Ratio of expenses to average net assets before contractual and voluntary expense reimbursements (%)**
Class A	1.00	0.99		1.00	1.03	1.09
Class C	1.79	1.78		1.79	1.84	1.93
Class I	0.72	0.71		0.72	0.72	0.75
Class R6(A)	0.72	1.76	+

Sentinel Common Stock Fund
Selected Data for a Share Outstanding Throughout Each Period	Year Ended November 30, 2016	Year Ended November 30, 2015(A)		Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2012
Ratio of net investment income (loss) to average net assets (%)
Class A	1.32	2.36	^	1.28	1.15	1.12
Class C	0.54	1.57	^	0.50	0.32	0.28
Class I	1.60	2.63	^	1.55	1.45	1.47
Class R6(A)	1.72	2.65	+^
Ratio of net investment income (loss) to average net assets before contractual and voluntary expense reimbursements (%)**
Class A	1.32	2.36	^	1.28	1.15	1.12
Class C	0.54	1.57	^	0.50	0.32	0.28
Class I	1.60	2.63	^	1.55	1.45	1.47
Class R6(A)	1.65	1.50	+^
Portfolio turnover rate (%)
Class A	8	11		19	12	8
Class C	8	11		19	12	8
Class I	8	11		19	12	8
Class R6(A)	8	11	++
*	See Notes at page 186.

Sentinel International Equity Fund
Selected Data for a Share Outstanding Throughout Each Period	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2012
Net asset value, beginning of period
Class A	$16.92	$19.61	$20.18	$16.03	$15.03
Class C	16.06	18.71	19.34	15.49	14.59
Class I	16.79	19.53	20.13	15.99	14.99
Income from Investment Operations
Net investment income (loss)
Class A	0.18	0.13	0.25	0.16	0.18
Class C	(0.01)	(0.10)	(0.04)	(0.11)	(0.06)
Class I	0.23	0.18	0.38	0.26	0.26
Net gains or losses on securities (realized and unrealized)
Class A	(0.97)	0.47	(0.61)	4.13	0.98
Class C	(0.90)	0.47	(0.59)	3.97	0.96
Class I	(0.95)	0.47	(0.65)	4.11	0.98
Total from investment operations
Class A	(0.79)	0.60	(0.36)	4.29	1.16
Class C	(0.91)	0.37	(0.63)	3.86	0.90
Class I	(0.72)	0.65	(0.27)	4.37	1.24
Less Distributions
Dividends (from net investment income)
Class A	0.12	0.34	0.21	0.14	0.16
Class C	-	0.07	-	0.01	-
Class I	0.18	0.44	0.33	0.23	0.24
Distributions (from realized gains)
Class A	0.49	2.95	-	-	-
Class C	0.49	2.95	-	-	-
Class I	0.49	2.95	-	-	-
Total distributions
Class A	0.61	3.29	0.21	0.14	0.16
Class C	0.49	3.02	-	0.01	-
Class I	0.67	3.39	0.33	0.23	0.24
Net asset value, end of period
Class A	15.52	16.92	19.61	20.18	16.03
Class C	14.66	16.06	18.71	19.34	15.49
Class I	15.40	16.79	19.53	20.13	15.99

Sentinel International Equity Fund
Selected Data for a Share Outstanding Throughout Each Period	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2012
Ratios/Supplemental Data
Total return (%)*
Class A	(4.81)%	4.49%	(1.81)%	26.93%	7.84%
Class C	(5.82)	3.14	(3.26)	24.92	6.17
Class I	(4.41)	4.89	(1.39)	27.64	8.45
Net assets at end of period (000 omitted)
Class A	$114,616	$113,212	$115,216	$122,646	$106,173
Class C	5,876	4,732	3,581	3,634	2,953
Class I	40,528	14,967	10,997	34,561	27,887
Ratio of expenses to average net assets (%)
Class A	1.36%	1.41%	1.41%	1.44%	1.49%
Class C	2.49	2.70	2.86	3.04	3.05
Class I	0.99	1.02	0.92	0.89	0.94
Ratio of expenses to average net assets before contractual and voluntary expense reimbursements (%)**
Class A	1.36	1.41	1.41	1.44	1.49
Class C	2.49	2.70	2.86	3.04	3.05
Class I	0.99	1.02	0.92	0.89	0.94
Ratio of net investment income (loss) to average net assets (%)
Class A	1.11	0.76	1.22	0.91	1.17
Class C	(0.04)	(0.60)	(0.23)	(0.66)	(0.40)
Class I	1.45	1.05	1.91	1.48	1.72
Ratio of net investment income (loss) to average net assets before contractual and voluntary expense reimbursements (%)**
Class A	1.11	0.76	1.22	0.91	1.17
Class C	(0.04)	(0.60)	(0.23)	(0.66)	(0.40)
Class I	1.45	1.05	1.91	1.48	1.72
Portfolio turnover rate (%)
Class A	36	55	50	52	37
Class C	36	55	50	52	37
Class I	36	55	50	52	37
*	See Notes at page 186.

Sentinel Small Company Fund
Selected Data for a Share Outstanding Throughout Each Period	Year Ended November 30, 2016	Year Ended November 30, 2015(A)	Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2012
Net asset value, beginning of period
Class A	$5.58	$7.19	$8.52	$7.96	$7.95
Class C	4.01	5.72	7.17	6.99	7.12
Class I	5.89	7.48	8.78	8.16	8.11
Class R6(A)	5.60	5.44
Income from Investment Operations
Net investment income (loss)
Class A	(0.02)	(0.03)	-	(0.02)	-
Class C	(0.03)	(0.05)	(0.04)	(0.06)	(0.05)
Class I	0.00	(0.01)	0.03	0.01	0.02
Class R6(A)	0.01	(0.01)
Net gains or losses on securities (realized and unrealized)
Class A	0.57	0.26	0.38	2.25	0.70
Class C	0.35	0.18	0.30	1.91	0.61
Class I	0.61	0.28	0.38	2.32	0.72
Class R6(A)	0.57	0.17
Total from investment operations
Class A	0.55	0.23	0.38	2.23	0.70
Class C	0.32	0.13	0.26	1.85	0.56
Class I	0.61	0.27	0.41	2.33	0.74
Class R6(A)	0.58	0.16
Less Distributions
Dividends (from net investment income)
Class A	-	-	-	-	-
Class C	-	-	-	-	-
Class I	-	0.02	-	0.04	-
Class R6(A)	-	-
Distributions (from realized gains)
Class A	0.94	1.84	1.71	1.67	0.69
Class C	0.94	1.84	1.71	1.67	0.69
Class I	0.94	1.84	1.71	1.67	0.69
Class R6(A)	0.94	0.00

Sentinel Small Company Fund
Selected Data for a Share Outstanding Throughout Each Period	Year Ended November 30, 2016	Year Ended November 30, 2015(A)		Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2012
Total distributions
Class A	0.94	1.84		1.71	1.67	0.69
Class C	0.94	1.84		1.71	1.67	0.69
Class I	0.94	1.86		1.71	1.71	0.69
Class R6(A)	0.94	-
Net asset value, end of period
Class A	5.19	5.58		7.19	8.52	7.96
Class C	3.39	4.01		5.72	7.17	6.99
Class I	5.56	5.89		7.48	8.78	8.16
Class R6(A)	5.24	5.60
Ratios/Supplemental Data
Total return (%)*
Class A	12.52%	5.32%		5.40%	34.79%	9.63%
Class C	11.48	4.72		4.55	33.94	8.70
Class I	12.95	5.71		5.62	35.40	9.96
Class R6(A)	13.07	2.94	++
Net assets at end of period (000 omitted)
Class A	$685,807	$596,864		$682,481	$808,145	$815,661
Class C	110,842	108,192		115,642	128,521	119,594
Class I	257,483	220,543		247,639	385,692	523,540
Class R6(A)	13,000	599
Ratio of expenses to average net assets (%)
Class A	1.22%	1.25%		1.20%	1.21%	1.14%
Class C	1.95	1.94		1.91	1.93	1.89
Class I	0.89	0.87		0.85	0.81	0.79
Class R6(A)	0.73	0.73	+
Ratio of expenses to average net assets before contractual and voluntary expense reimbursements (%)**
Class A	1.22	1.25		1.20	1.21	1.14
Class C	1.95	1.94		1.91	1.93	1.89
Class I	0.89	0.87		0.85	0.81	0.79
Class R6(A)	0.99	2.96	+

Sentinel Small Company Fund
Selected Data for a Share Outstanding Throughout Each Period	Year Ended November 30, 2016	Year Ended November 30, 2015(A)	Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2012
Ratio of net investment income (loss) to average net assets (%)
Class A	(0.38)%	(0.61)%	0.06%	(0.24)%	(0.05)%
Class C	(1.10)	(1.30)	(0.66)	(0.97)	(0.79)
Class I	(0.04)	(0.24)	0.46	0.17	0.31
Class R6(A)	0.16	(0.18)+
Ratio of net investment income (loss) to average net assets before contractual and voluntary expense reimbursements (%)**
Class A	(0.38)	(0.61)	0.06	(0.24)	(0.05)
Class C	(1.10)	(1.30)	(0.66)	(0.97)	(0.79)
Class I	(0.04)	(0.24)	0.46	0.17	0.31
Class R6(A)	(0.10)	(2.41)+
Portfolio turnover rate (%)
Class A	61	70	59	23	33
Class C	61	70	59	23	33
Class I	61	70	59	23	33
Class R6(A)	61	70 ++

Per share net investment (income) loss for each Fund is calculated utilizing the average shares method unless otherwise noted.

Amounts designated as “–” are either zero or represent less than $0.005 or $(0.005).

*
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and a redemption on the last day of the period. Neither an initial sales charge nor a CDSC is reflected in the calculation of total return. Total returns would have been lower in applicable years where Touchstone Advisors had not waived a portion of its fee.

**	Expense reductions are comprised of the contractual and voluntary expense reimbursements as described in Note (3) of the latest Annual Report, if applicable.

+	Annualized.

++	Not Annualized.

(A)	Class R6 commenced operations December 23, 2014.

(B)	Class I commenced operations January 31, 2014.

^
Includes the impact of special dividends resulting from an acquisition of Covidien plc by Medtronic, Inc. on January 26, 2015 through the formation of a new holding company, Medtronic plc, incorporated in Ireland. These special dividends enhanced the ratios of net investment income for the Sentinel Balanced Fund Class A by 0.86%, Sentinel Balanced Fund Class C by 0.86%, Sentinel Balanced Fund Class I by 0.86%, Sentinel Common Stock Fund Class A by 1.22%, Sentinel Common Stock Fund Class C by 1.22%, Sentinel Common Stock Fund Class I by 1.22%, Sentinel Common Stock Fund Class R6 by 1.30%, Sentinel Sustainable Core Opportunities Fund Class A by 1.07% and Sentinel Sustainable Core Opportunities Fund Class I by 1.07% for the fiscal year ended November 30, 2015.

#
Includes the impact of proceeds received and credited to the Funds resulting from class action settlements, which enhanced the performance for the Sentinel Sustainable Core Opportunities Fund Class A by 0.05% and Sentinel Sustainable Core Opportunities Fund Class I by 0.04% for the fiscal year ended November 30, 2015.

@
Includes the impact of the shares owned by NLV Financial Corporation and its affiliates, who do not get charged a distribution fee, which decreases the ratio by 0.20% for the Sentinel Total Return Bond Fund Class C for the fiscal year ended November 30, 2014; 0.30% for the ratio of expenses to average net assets on Sentinel Total Return Bond Fund Class R3, 0.50% for the ratio of expenses to average net assets before contractual and voluntary expense reimbursements on Sentinel Total Return Bond Fund Class R3 for the fiscal period from December 23, 2014 to November 30, 2015; 0.30% for the ratio of expenses to average net assets on Sentinel Total Return Bond Fund Class R3, 0.50% for the ratio of expenses to average net assets before contractual and voluntary expense reimbursements on Sentinel Total Return Bond Fund Class R3, for the fiscal year ended November 30, 2016.

TOUCHSTONE OPERATING FUND FINANCIAL HIGHLIGHTS

The financial highlights tables with respect to each Touchstone Fund are intended to help you understand each Fund’s financial performance for the periods shown.  The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. The financial highlights for Active Bond Fund and Ultra Short Duration Fixed Income Fund for each of the five years in the period ended September 30, 2016, for Sustainability and Impact Equity Fund for each of the periods presented and for Flexible Income Fund for each of the four years in the period ended March 31, 2017 were audited by Ernst & Young LLP, an independent registered public accounting firm. The report of Ernst & Young LLP, along with each such Fund’s financial statements and related notes, are included in the Funds’ annual report.  The financial highlights for Flexible Income Fund for the periods presented through March 31, 2013 were audited by another independent registered public accounting firm. The report of each applicable independent registered accounting firm, along with each such Fund’s financial statements and related notes, were included in the Funds’ annual reports for those periods.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund’s shares (assuming reinvestment of all dividends and other distributions).

Touchstone Active Bond Fund
Selected Data for a Share Outstanding Throughout Each Period	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period
Class A	$10.59	$10.20	$10.45	$10.33	$10.89	$10.46
Class C	9.82	9.48	9.73	9.64	10.20	9.82
Class Y	10.59	10.20	10.45	10.32	10.89	10.69	(E)
Income from Investment Operations
Net investment income
Class A	0.13	0.26	0.26	0.32	0.30	0.30
Class C	0.07	0.16	0.17	0.21	0.20	0.22
Class Y	0.14	0.29	0.29	0.34	0.33	0.18	(E)
Net gains or losses on securities (realized and unrealized)
Class A	(0.23)	0.43	(0.23)	0.13	(0.38)	0.46
Class C	(0.21)	0.41	(0.21)	0.14	(0.35)	0.42
Class Y	(0.23)	0.43	(0.24)	0.15	(0.39)	0.19	(E)
Total from investment operations
Class A	(0.10)	0.69	0.03	0.45	(0.08)	0.76
Class C	(0.14)	0.57	(0.04)	0.35	(0.15)	0.64
Class Y	(0.09)	0.72	0.05	0.49	(0.06)	0.37	(E)

Touchstone Active Bond Fund
Selected Data for a Share Outstanding Throughout Each Period	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Less Distributions
Dividends (from net investment income)
Class A	(0.14)		(0.30)	(0.28)	(0.33)	(0.36)	(0.33)
Class C	(0.10)		(0.23)	(0.21)	(0.26)	(0.29)	(0.26)
Class Y	(0.15)		(0.33)	(0.30)	(0.36)	(0.39)	(0.17	)(E)
Distributions (from realized gains)
Class A	--		--	--	--	(0.12)	--
Class C	--		--	--	--	(0.12)	--
Class Y	--		--	--	--	(0.12)	--
Total distributions
Class A	(0.14)		(0.30)	(0.28)	(0.33)	(0.48)	(0.33)
Class C	(0.10)		(0.23)	(0.21)	(0.26)	(0.41)	(0.26)
Class Y	(0.15)		(0.33)	(0.30)	(0.36)	(0.51)	(0.17	)(E)
Net asset value, end of period
Class A	10.35		10.59	10.20	10.45	10.33	10.89
Class C	9.58		9.82	9.48	9.73	9.64	10.20
Class Y	10.35		10.59	10.20	10.45	10.32	10.89	(E)
Ratios/Supplemental Data
Total return (%)*
Class A(A)	(0.95	%)(B)	6.90%	0.24%	4.41%	(0.85%)	7.47%
Class C(A)	(1.29	)(B)	6.03	(0.47)	3.65	(1.55)	6.59
Class Y	(0.82	)(B)	7.18	0.49	4.78	(0.60)	(3.46	)(B)(E)
Net assets at end of period (000 omitted)
Class A	$23,444		$25,324	$29,135	$28,920	$34,635	$79,208
Class C	5,467		6,513	6,946	8,725	11,337	19,386
Class Y	67,761		76,544	57,394	59,764	58,944	78,575	(E)
Ratio of expenses to average net assets (%)
Class A	0.90	%(C)	0.90%	0.90%	0.86%	0.83%	0.87	%(C)
Class C	1.65	(C)	1.65	1.65	1.61	1.58	1.62	(C)
Class Y	0.65	(C)	0.65	0.65	0.61	0.58	0.58	(C)(E)

Touchstone Active Bond Fund
Selected Data for a Share Outstanding Throughout Each Period	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Ratio of expenses to average net assets before contractual expense reimbursements (%)**
Class A	1.19	(C)	1.19	1.19	1.28	1.18	1.23
Class C	2.15	(C)	2.09	2.06	2.15	1.98	2.10
Class Y	0.90	(C)	0.90	0.91	0.95	0.88	0.97	(E)
Ratio of net investment income to average net assets (%)
Class A	2.47	(C)	2.52	2.50	2.99	2.94	2.72
Class C	1.72	(C)	1.77	1.75	2.24	2.19	1.98
Class Y	2.72	(C)	2.77	2.75	3.24	3.19	2.97	(E)
Portfolio turnover rate (%)
Class A	269	(B)	590	349	281	353	525	(D)
Class C	269	(B)	590	349	281	353	525	(D)
Class Y	269	(B)	590	349	281	353	525	(D)
*	See Notes at page 195.

Touchstone Ultra Short Duration Fixed Income Fund
Selected Data for a Share Outstanding Throughout Each Period	Six Months Ended March 31, 2017 (Unaudited)		Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period
Class A	$9.32		$9.32	$9.41	$9.45	$9.56	$9.57	(E)
Class Y	9.32		9.32	9.41	9.45	9.56	9.57	(E)
Income from Investment Operations
Net investment income (loss)
Class A	0.05		0.10	0.06	0.06	0.09	0.09	(E)
Class Y	0.06		0.13	0.07	0.10	0.12	0.08	(E)
Net gains or losses on securities (realized and unrealized)
Class A	(0.04)		0.02	(0.03)	0.03	(0.04)	(0.01	)(E)
Class Y	--	(G)	0.02	(0.02)	0.01	(0.05)	0.01	(E)
Total from investment operations
Class A	0.01		0.12	0.03	0.09	0.05	0.08	(E)
Class Y	0.06		0.15	0.05	0.11	0.07	0.09	(E)
Less Distributions
Dividends (from net investment income)
Class A	(0.06)		(0.12)	(0.12)	(0.13)	(0.16)	(0.09	)(E)
Class Y	(0.07)		(0.15)	(0.14)	(0.15)	(0.18)	(0.10	)(E)
Net asset value, end of period
Class A	9.27		9.32	9.32	9.41	9.45	9.56	(E)
Class Y	9.31		9.32	9.32	9.41	9.45	9.56	(E)

Touchstone Ultra Short Duration Fixed Income Fund
Selected Data for a Share Outstanding Throughout Each Period	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Ratios/Supplemental Data
Total return (%)*
Class A(A)	0.55	%(B)	1.35%	0.31%	0.92%	0.48%		0.85	%(B)(E)
Class Y	0.68	(B)	1.60	0.56	1.17	0.74		0.97	(B)(E)
Net assets at end of period (000 omitted)
Class A	$12,765		$16,946	$10,675	$10,596	$32,088		$34,228	(E)
Class Y	221,705		206,313	200,456	244,885	249,250		190,515	(E)
Ratio of expenses to average net assets (%)
Class A	0.69	(C)	0.69	0.69	0.69	0.69		0.69	(C)(E)
Class Y	0.44	(C)	0.44	0.44	0.44	0.44		0.44	(C)(E)
Ratio of expenses to average net assets before contractual expense reimbursements (%)**
Class A	0.87	(C)	0.97	0.99	0.93	0.83		1.19	(C)(E)
Class Y	0.53	(C)	0.53	0.52	0.49	0.51		0.55	(C)(E)
Ratio of net investment income (loss) to average net assets (%)
Class A	1.17	(C)	1.09	0.54	0.79	0.85		1.40	(C)(E)
Class Y	1.43	(C)	1.34	0.79	1.04	1.10		1.65	(C)(E)
Portfolio turnover rate (%)
Class A	68	(B)	169	132	142	107	(F)	169	(G)
Class Y	68	(B)	169	132	142	107	(F)	169	(G)
*	See Notes at page 195.

Touchstone Flexible Income Fund
Selected Date for a Share Outstanding Throughout Each Period	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013		Year Ended July 31, 2012
Net asset value, beginning of period
Class A	$10.58	$10.67	$10.60	$10.94	$10.76	(H)	$10.47
Class C	10.44	10.54	10.47	10.82	10.65	(H)	10.36
Class Y	10.61	10.70	10.62	10.97	10.79	(H)(L)	10.49
Income from Investment Operations
Net investment income
Class A	0.30	0.32	0.43	0.51	0.35	(H)(I)	0.49	(M)
Class C	0.20	0.26	0.34	0.43	0.29	(H)(I)	0.40	(M)
Class Y	0.32	0.36	0.46	0.54	0.37	(H)(I)(L)	0.50	(M)
Net gains or losses on securities (realized and unrealized)
Class A	0.11	(0.10)	0.11	(0.37)	0.16	(H)	0.31
Class C	0.13	(0.12)	0.12	(0.37)	0.15	(H)	0.32
Class Y	0.13	(0.11)	0.12	(0.38)	0.16	(H)(L)	0.33
Total from investment operations
Class A	0.41	0.22	0.54	0.14	0.51	(H)	0.80
Class C	0.33	0.14	0.46	0.06	0.44	(H)	0.72
Class Y	0.45	0.25	0.58	0.16	0.53	(H)(L)	0.83
Less Distributions
Dividends (from net investment income)
Class A	(0.28)	(0.31)	(0.47)	(0.48)	(0.33	)(H)	(0.51)
Class C	(0.20)	(0.24)	(0.39)	(0.41)	(0.27	)(H)	(0.43)
Class Y	(0.31)	(0.34)	(0.50)	(0.51)	(0.35	)(H)(L)	(0.53)
Net asset value, end of period
Class A	$10.71	$10.58	$10.67	$10.60	$10.94	(H)	$10.76
Class C	10.57	10.44	10.54	10.47	10.82	(H)	10.65
Class Y	10.75	10.61	10.70	10.62	10.97	(H)(L)	10.79
Ratios/Supplemental Data
Total return (%)*
Class A(A)	3.93%	2.13%	5.22%	1.45%	4.77	%(B)(H)	7.86%
Class C(A)	3.22	1.32	4.52	0.61	4.20	(B)(H)	7.16
Class Y	4.28	2.38	5.58	1.63	4.96	(B)(H)(L)	8.21

Touchstone Flexible Income Fund
Selected Date for a Share Outstanding Throughout Each Period	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended July 31, 2012
Net assets at end of period (000 omitted)
Class A	$49,544		$57,671	$32,695	$25,928	$41,301	(H)	$49,458
Class C	55,043		45,079	25,853	21,043	26,087	(H)	25,115
Class Y	464,002		358,423	238,081	151,652	199,293	(H)(L)	200,325
Ratio of expenses to average net assets (%)
Class A	1.10	%(J)	1.09%	1.09%	0.98%	0.94	%(C)(H)	0.95%
Class C	1.85	(J)	1.84	1.84	1.74	1.69	(C)(H)	1.70
Class Y	0.85	(J)	0.84	0.84	0.71	0.64	(C)(H)(L)	0.70
Ratio of expenses to average net assets before contractual expense reimbursements (%)**
Class A	1.30	(K)	1.32	1.35	1.35	1.37	(C)(H)	1.60
Class C	2.00	(K)	2.05	2.10	2.09	2.16	(C)(H)	2.35
Class Y	1.00	(K)	1.05	1.01	1.00	1.05	(C)(H)(L)	1.35
Ratio of net investment income (loss) to average net assets (%)
Class A	2.74		3.19	3.95	4.82	4.76	(C)(H)(I)	4.65
Class C	1.99		2.44	3.20	4.07	4.01	(C)(H)(I)	3.82
Class Y	2.99		3.44	4.21	5.10	5.06	(C)(H)(I)(L)	4.80
Portfolio turnover rate (%)
Class A	127		122	102	44	41	(B)(H)	47
Class C	127		122	102	44	41	(B)(H)	47
Class Y	127		122	102	44	41	(B)(H)(L)	47
*	See Notes at page 195.

Touchstone Sustainability & Impact Equity Fund
Selected Date for a Share Outstanding Throughout Each Period	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
Net asset value, beginning of period
Class A	$18.98	$30.96	$31.81	$28.74	$27.74
Class Y	19.49	31.49	32.23	29.07	28.09
Income from Investment Operations
Net investment income (loss)
Class A	0.18	0.06	(M)	0.11	0.02	0.11
Class Y	0.20	0.13	(M)	0.22	0.09	0.18
Net gains or losses on securities (realized and unrealized)
Class A	2.47	(1.99)	4.87	5.96	1.00
Class Y	2.58	(2.06)	4.92	6.06	1.00
Total from investment operations
Class A	2.65	(1.93)	4.98	5.98	1.11
Class Y	2.78	(1.93)	5.14	6.15	1.18
Less Distributions
Dividends (from net investment income)
Class A	(0.11)	(0.03)	(0.05)	(0.05)	(0.11)
Class Y	(0.16)	(0.05)	(0.10)	(0.13)	(0.20)
Distributions (from realized gains)
Class A	--	(10.02)	(5.78)	(2.86)	--
Class Y	--	(10.02)	(5.78)	(2.86)	--
Total distributions
Class A	(0.11)	(10.05)	(5.83)	(2.91)	(0.11)
Class Y	(0.16)	(10.07)	(5.88)	(2.99)	(0.20)
Net asset value, end of period
Class A	$21.52	$18.98	$30.96	$31.81	$28.74
Class Y	22.11	19.49	31.49	32.23	29.07
Ratios/Supplemental Data
Total return (%)*
Class A(A)	14.01%	(8.73%)	17.17%	21.27%	4.05%
Class Y	14.30	(8.54)	17.48	21.62	4.32
Net assets at end of period (000 omitted)
Class A	$113,062	$137,306	$257,273	$287,813	$286,572
Class Y	112,790	67,638	416,741	577,708	523,413

Touchstone Sustainability & Impact Equity Fund
Selected Date for a Share Outstanding Throughout Each Period	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
Ratio of expenses to average net assets (%)
Class A	1.24%	1.24%	1.25%	1.23%	1.22%
Class Y	0.99	0.99	0.99	0.97	0.96
Ratio of expenses to average net assets before contractual expense reimbursements (%)**
Class A	1.36	1.39	1.28	1.29	1.32
Class Y	1.09	1.14	1.00	1.05	1.08
Ratio of net investment income (loss) to average net assets (%)
Class A	0.83	0.31	0.35	0.06	0.47
Class Y	1.08	0.56	0.61	0.32	0.72
Portfolio turnover rate (%)
Class A	53	304	98	92	109	(N)
Class Y	53	304	98	92	109	(N)

(A)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

(B)	Not annualized.

(C)	Annualized.

(D)	Portfolio turnover excludes the purchases and sales of the Funds acquired on April 16, 2012 and September 10, 2012. If these transactions were included, portfolio turnover would have been higher.

(E)	Represents the period from commencement of operations (April 16, 2012) through September 30, 2012.

(F)	Portfolio turnover excludes the purchases and sales of the Fund acquired on May 17, 2013. If these transactions were included, portfolio turnover would have been higher.

(G)	Less than $0.005 per share.

(H)	The Fund changed its fiscal year end from July 31 to March 31.

(I)
Reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, Class A net investment income per share and ratio of net investment income to average net assets would have been lower by $0.01 and 0.13%, respectively.

(J)
The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short for Class A, Class C and Class Y shares is 1.09%, 1.85% and 0.84%, respectively for the year ended March 31, 2017.

(K)
The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short for Class A, Class C and Class Y shares is 1.29%, 1.99% and 0.99% for the year ended March 31, 2017.

(L)	Effective September 10, 2012, Institutional Class shares were renamed Y shares.

(M)	The net investment income(loss) per share is based on average shares outstanding for the period.

(N)	Portfolio turnover excludes the purchases and sales of the Fund acquired on September 10, 2012. If these transactions were included, portfolio turnover would have been higher.

EXHIBIT A:  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of [•], by and among [Touchstone Strategic Trust/Touchstone Funds Group Trust], a [Massachusetts business trust/Delaware statutory trust] (the “Acquiring Trust”), on behalf of each of the series set forth on Exhibit A hereto (each, an “Acquiring Fund” or a “Fund”); Sentinel Group Funds, Inc., a Maryland corporation (the “Corporation”), on behalf of each of the series set forth on Exhibit A hereto (each, a “Target Fund” or a “Fund”); for purposes of paragraph 9.1 of this Agreement only, Touchstone Advisors, Inc. (“Touchstone”); and for purposes of paragraphs 8.7 and 9.1 only, Sentinel Asset Management, Inc. (“Sentinel”).  References herein to a “party” or the “parties” to this Agreement mean the Acquiring Trust and/or the Corporation.  The Acquiring Trust has its principal place of business at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.  The Corporation has its principal place of business at One National Life Drive, Montpelier, Vermont 05604.

WHEREAS, each reorganization (each, a “Reorganization”) will consist of (i) the transfer of the Assets (as defined in paragraph 1.2) of the Target Fund to the corresponding Acquiring Fund as set forth on Exhibit A hereto in exchange solely for voting shares of beneficial interest, without par value, of such corresponding Acquiring Fund as set forth on Exhibit A hereto (the “Acquiring Fund Shares”) and the assumption by such corresponding Acquiring Fund of the Liabilities (as defined in paragraph 1.3) of the Target Fund; and (ii) the pro rata distribution, by class, of the Acquiring Fund Shares to the shareholders of the Target Fund as set forth on Exhibit A hereto in complete liquidation and termination of the Target Fund, all upon the terms and conditions in this Agreement;

WHEREAS, the parties hereto intend that this Agreement be a plan of reorganization and that each Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder;

WHEREAS, for convenience, the remainder of this Agreement refers only to a single Reorganization, one Target Fund and one Acquiring Fund, but the terms and conditions hereof will apply separately to each Reorganization and the Target Fund and the corresponding Acquiring Fund participating therein.  The consummation of any Reorganization will not be contingent on the consummation of any other Reorganization, and it is the intention of the parties hereto that each Reorganization described herein will be conducted separately and independently of the others;

WHEREAS, the Acquiring Fund is a separate series of the Acquiring Trust, an open-end registered management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund is a separate series of the Corporation, an open-end registered management investment company under the 1940 Act, and the Target Fund owns securities and other investments that generally are assets of the type and character in which the Acquiring Fund is permitted to invest;

[WHEREAS, the Acquiring Fund currently has no assets and has carried on no business activities prior to the date hereof and will have no assets, other than de minimis assets received in connection with the issuance of one share of the Acquiring Fund to facilitate the organization of the Acquiring Fund, which will be redeemed prior to the Closing (as defined in paragraph 3.1 below), and will have carried on no business activities prior to the consummation of the transactions described herein, other than as necessary to facilitate the organization of the Acquiring Fund as a new series of the Acquiring Trust prior to its commencement of operations;]2

WHEREAS, neither the Acquiring Fund nor Touchstone is an “affiliated person” of the Target Fund, as defined in the 1940 Act, or an affiliated person of an affiliated person of the Target Fund;

WHEREAS, the Board of Trustees of the Acquiring Trust, including a majority of the trustees who are not “interested persons” of the Acquiring Trust, as defined in the 1940 Act, has determined that the Reorganization will be in the best interests of the Acquiring Fund [and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization]3; AND

[2]	Include for Shell Fund Reorganizations.
A-1

WHEREAS, the Board of Directors of the Corporation, including a majority of the directors who are not “interested persons” of the Corporation, as defined in the 1940 Act, has determined that the Reorganization will be in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements in this Agreement, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR
ACQUIRING FUND SHARES AND ASSUMPTION OF TARGET FUND
 LIABILITIES; LIQUIDATION AND TERMINATION OF THE TARGET FUND

1.1          THE EXCHANGE.  Subject to the terms and conditions of this Agreement and on the basis of the representations and warranties contained herein, the Corporation, on behalf of the Target Fund, agrees to assign, transfer and convey to the Acquiring Fund all of the Target Fund’s Assets, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever.  The Acquiring Trust, on behalf of the Acquiring Fund, agrees in exchange for the Target Fund’s Assets (i) to deliver to the Target Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the Target Fund’s Liabilities, as set forth in paragraph 1.3.  Such transactions will take place at the Closing [(as defined in paragraph 3.1 below)]4.

1.2          ASSETS TO BE ACQUIRED.  The Target Fund will prepare or cause to be prepared an unaudited statement of its assets and liabilities (the “Statement”) reflecting the financial condition of the Target Fund as of the Valuation Time (as defined in paragraph 2.1 below); such Statement will be in a form approved by Touchstone and prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), consistently applied, from the Target Fund’s prior audited period.  The assets of the Target Fund to be acquired by the Acquiring Fund at the Closing will consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other assets belonging to the Target Fund, and any deferred or prepaid expenses, reflected on the Statement (the “Assets”).  The Corporation, on behalf of the Target Fund, will pay or cause to be paid to the Acquiring Fund any dividends or interest received by the Target Fund after the Closing with respect to Assets transferred to the Acquiring Fund hereunder.  The Corporation, on behalf of the Target Fund, will transfer to the Acquiring Fund any distributions, rights or other assets received by the Target Fund after the Closing as distributions on or with respect to the Assets.  Such assets will be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date (as defined in paragraph 3.1 below) and will not be separately valued.

The Corporation has provided the Acquiring Trust with the Target Fund’s most recent audited financial statements, which contain a list of all of the Target Fund’s assets as of the date thereof.  The Corporation represents that, as of the date of the execution of this Agreement, there have been no changes in the Target Fund’s financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of portfolio securities and other investments, purchases and redemptions of shares of the Target Fund, the payment of the Target Fund’s normal operating expenses and the distribution of the Target Fund’s net income and net capital gain.  The Corporation, with respect to the Target Fund, reserves the right to buy and sell prior to the Closing any securities or other investments in accordance with the Target Fund’s investment objective and policies.

[3]	Exclude for Shell Fund Reorganizations.

[4]	Exclude for Shell Fund Reorganizations.
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1.3          LIABILITIES TO BE ASSUMED.  The Corporation will endeavor to discharge all of the Target Fund’s known liabilities and obligations prior to the Valuation Time and, prior to the Valuation Time, will have discharged the Excluded Liabilities set forth on Schedule 1.3 hereto (the “Excluded Liabilities”).  Without limiting the foregoing, the Target Fund will have paid or otherwise discharged all liabilities or obligations accrued and owing to third parties under each of the contracts set forth in Schedule 7.4, including any early termination fees or penalties.  At the Closing, the Acquiring Fund will assume all liabilities, expenses, costs, charges and reserves reflected on the Statement except for the Excluded Liabilities (the “Liabilities”).  The Acquiring Fund will not assume any other liabilities of the Target Fund, whether absolute or contingent.

1.4          LIQUIDATION AND DISTRIBUTION.  Immediately after the Closing, the Target Fund will completely liquidate and distribute pro rata to the Target Fund’s shareholders of record of each class (the “Target Fund Shareholders”), determined as of the time of such distribution, the Acquiring Fund Shares of the corresponding class (as set forth in paragraph 2.3) received by the Target Fund pursuant to paragraph 1.1, and as soon as practicable after the Closing, the Corporation will proceed to terminate the Target Fund in accordance with the applicable laws of the State of Maryland as set forth in paragraph 1.7 below.  Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares, by class, due such shareholders.  All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Target Fund and will be null and void.  Acquiring Fund Shares distributed to the Target Fund Shareholders will be reflected on the books of the Acquiring Fund’s transfer agent as uncertificated shares.

1.5          TRANSFER TAXES.  Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of shares of the Target Fund on the books of the Target Fund as of that time will, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.6          REPORTING RESPONSIBILITY.  Any reporting responsibility of the Target Fund, including the responsibility for filing regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and will remain the responsibility of the Target Fund.

1.7          TERMINATION.  The Corporation will take all necessary and appropriate steps under its charter and applicable state law to terminate the Target Fund promptly following the Closing and the making of all distributions pursuant to paragraph 1.4.

[1.8         INITIAL SHARE.  Prior to the Closing, the Acquiring Fund will issue one Institutional Class share of beneficial interest of the Acquiring Fund (the “Initial Share”) to Touchstone or one of its affiliates (the “Sole Shareholder”) in exchange for $1.00 for the sole purpose of allowing the Sole Shareholder to approve certain matters to facilitate the organization of the Acquiring Fund.  Prior to the Closing, the Initial Share will be redeemed and cancelled by the Acquiring Fund in exchange for $1.00.]5

1.9          WAIVER OF INVESTMENT MINIMUMS AND SALES LOADS.  In connection with the Reorganization, any minimum investment amounts or sales loads applicable to initial investments in the Acquiring Fund will be waived with respect to the Target Fund Shareholders’ initial receipt of Acquiring Fund Shares in the Reorganization.

ARTICLE II

 VALUATION

2.1          VALUATION OF ASSETS.  The value of the Target Fund’s Assets attributable to each class of the Target Fund to be acquired, and the amount of the Target Fund’s Liabilities attributable to each class of the Target Fund to be assumed, by the Acquiring Fund will be computed as of the close of business on the New York Stock Exchange on the Closing Date (the “Valuation Time”) using the valuation policies and procedures described in paragraph 2.4.

[5]	Include for Shell Fund Reorganizations.
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2.2            VALUATION OF SHARES.  The net asset value per share of each class of the Acquiring Fund will be [the net asset value per share of the corresponding class of the Target Fund]6 computed as of the Valuation Time using the valuation policies and procedures described in paragraph 2.4.

2.3          SHARES TO BE ISSUED.  The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Target Fund’s net assets will be determined with respect to each class by dividing (a) the net assets attributable to such class of the Target Fund, determined in accordance with paragraph 2.1, by (b) the net asset value per share of the corresponding class of the Acquiring Fund, determined in accordance with paragraph 2.2.  Holders of each class of shares of the Target Fund will receive full and fractional shares of the corresponding class of the Acquiring Fund, as set forth on Exhibit A to this Agreement.

2.4          DETERMINATION OF VALUE.  All computations of value will be made by BNY Mellon Investment Servicing (US) Inc., the Acquiring Fund’s accounting agent, using the valuation policies and procedures established by the Board of Trustees of the Acquiring Trust for regular use in pricing the shares and assets of the Acquiring Fund, subject to the following sentence.  To the extent that the valuation policies and procedures of the Acquiring Trust, applied to the Assets of the Target Fund that will be transferred to the Acquiring Fund, would result in material pricing differences, the Acquiring Trust and the Corporation agree to use commercially reasonable efforts to resolve, prior to the Valuation Time, any such material pricing differences.

ARTICLE III

 CLOSING AND CLOSING DATE

3.1          CLOSING DATE.  Subject to the satisfaction or waiver of the conditions precedent set forth in Articles VI, VII and VIII, the closing of the Reorganization (the “Closing”) will take place on October 13, 2017 or such other date as the parties hereto may agree (the “Closing Date”).  All acts taking place at the Closing will be deemed to take place simultaneously as of 5:00 p.m. Eastern Time on the Closing Date, unless otherwise provided.  The Closing will be held as of 5:00 p.m. Eastern Time at the offices of Vedder Price P.C., or at such other time or place as the parties hereto may agree.

3.2          EFFECT OF SUSPENSION IN TRADING.  In the event that on the day on which the Valuation Time occurs (a) the New York Stock Exchange or another primary trading market for portfolio securities of [the Acquiring Fund or]7 the Target Fund is closed to trading or trading thereon is restricted; or (b) trading or the reporting of trading on said exchange or elsewhere is disrupted so that an accurate determination of the value of the net assets of [the Acquiring Fund or]8 the Target Fund is impracticable, the Closing Date will be postponed until the first business day after the day when trading has been fully resumed and reporting has been restored or such other date as the parties hereto may agree.

3.3          DELIVERY OF ASSETS.  Delivery of the Target Fund’s Assets will be made on the Closing Date and will be delivered to Brown Brothers Harriman & Co., the Acquiring Fund’s custodian (the “Custodian”), for the account of the Acquiring Fund, in accordance with the customary practices of the Custodian, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims.  All cash delivered will be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.  If the Corporation, on behalf of the Target Fund, is unable to make delivery to the Custodian pursuant to this paragraph 3.3 of any Assets for the reason that any of such Assets have not yet been delivered to the Target Fund by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Corporation, on behalf of the Target Fund, will deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Trust, on behalf of the Acquiring Fund, or the Custodian, including broker confirmation slips.

[6]	Include for Shell Fund Reorganizations.

[7]	Exclude for Shell Fund Reorganizations.

[8]	Exclude for Shell Fund Reorganizations.
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3.4          TRANSFER AGENT CERTIFICATES.  The Corporation will cause the transfer agent for the Target Fund to deliver to the Acquiring Trust, on behalf of the Acquiring Fund, at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders and the number, class and percentage ownership of outstanding shares owned by each such shareholder as of the Closing.  At the Closing, the Acquiring Trust will cause the transfer agent for the Acquiring Fund to issue and deliver to the Corporation a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing or otherwise provide evidence reasonably satisfactory to the Corporation that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.  At the Closing, each party will deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

3.5          CUSTODIAN’S CERTIFICATE.  At the Closing or as soon as practicable thereafter, the Corporation will cause the custodian for the Target Fund to deliver to the Acquiring Trust, on behalf of the Acquiring Fund, a certificate of an authorized officer stating that:  (a) the Target Fund’s portfolio securities, cash and any other Assets have been delivered in proper form to the Acquiring Fund as of the final settlement date for such transfers; and (b) all necessary taxes, including without limitation all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment will have been made, in conjunction with the delivery of portfolio securities, cash and any other Assets by the Target Fund.  At the Closing or as soon as practicable thereafter, the Acquiring Trust will cause the Custodian to deliver to the Corporation, on behalf of the Target Fund, a certificate of an authorized officer acknowledging that the Acquiring Fund has received the Target Fund’s portfolio securities, cash and any other Assets as of the final settlement date for such transfers.

ARTICLE IV

 REPRESENTATIONS AND WARRANTIES

4.1          REPRESENTATIONS OF THE CORPORATION.  The Corporation, on behalf of the Target Fund, represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund, as follows:

(a)          The Corporation is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland with the power to carry out its obligations under this Agreement, and the Target Fund is a duly established and designated separate series of the Corporation.

(b)          The Corporation is registered as an investment company, classified as a management company of the open-end type, under the 1940 Act, and the shares of the Target Fund are registered under the Securities Act of 1933, as amended (the “1933 Act”), and such registrations have not been revoked or rescinded and are in full force and effect.  The Corporation and the Target Fund are in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)          The current prospectus and statement of additional information of the Target Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading.  The Target Fund currently complies in all material respects with its investment objective and its investment policies and restrictions as set forth in the current prospectus and statement of additional information.
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(d)          The Corporation is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Corporation’s charter or Bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Corporation or the Target Fund is a party or by which the Corporation or the Target Fund is bound, nor will the execution, delivery and performance of this Agreement by the Corporation result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Corporation or the Target Fund is a party or by which the Corporation or the Target Fund is bound.

(e)          Neither the Corporation nor the Target Fund has any material contracts or other commitments (other than this Agreement), including without limitation pursuant to the contracts set forth on Schedule 7.4, that will be terminated with liability to the Target Fund at or prior to the Closing, except for liabilities, if any, to be discharged as provided in paragraph 1.3.

(f)          At or prior to the Closing, the Corporation will have delivered written evidence in to the Acquiring Trust in a form satisfactory to the Acquiring Trust to the effect that the directors’ deferred compensation plan has been terminated with respect to the Target Fund and that any and all liabilities of the Target Fund thereunder have been discharged.

(g)          Except as otherwise disclosed in writing to the Acquiring Trust, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Corporation or the Target Fund or any of the properties or assets of the Corporation or the Target Fund, which, if adversely determined, would materially and adversely affect the financial condition of the Corporation or the Target Fund, the conduct of the business of the Corporation or the Target Fund, or the ability of the Corporation, on behalf of the Target Fund, to carry out the Reorganization.  The Corporation knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the business of the Corporation or the Target Fund or the Corporation’s ability, on behalf of the Target Fund, to consummate the Reorganization or the transactions contemplated herein.

(h)          The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Target Fund for each of the Target Fund’s five fiscal years ended November 30, 2016 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and have been prepared in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of such dates, and there are no known contingent liabilities of the Target Fund as of such dates not disclosed therein.

(i)           Since the date of the financial statements referred to in subsection (h) above, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Trust.

(j)           All federal, state and local income tax returns and other material tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects as of the time they were filed.  All material federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown as due on any such return or report) have been paid, or provision has been made for the payment thereof and any such unpaid taxes as of the date of the financial statements referred to in subsection (h) above are properly reflected on such financial statements.  To the Corporation’s knowledge, no tax authority is currently auditing or threatening to audit the Target Fund, and no assessment or deficiency for taxes (including interest, additions to tax or penalties, in each case, with respect to taxes) has been asserted against the Target Fund.
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(k)          For each taxable year of its operations (including the taxable year [that includes the Closing Date for that portion of such taxable year]9 ending on the Closing Date), the Target Fund (i) has been, and will be, treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, (ii) has met, and will meet, the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, (iii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and (iv) has not been, and will not be, liable for any material income or excise tax under Section 852 or 4982 of the Code.  The Target Fund has no earnings and profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to the Target Fund.

(l)           No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Corporation, on behalf of the Target Fund, of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and by state laws.

(m)         Neither the Corporation nor the Target Fund is under the jurisdiction of a court in a “Title 11 or similar case” (within the meaning of Section 368(a)(3)(A) of the Code).

(n)          The Target Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7T(a)(2)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder.

(o)          Except as otherwise disclosed to the Acquiring Trust, the Corporation, with respect to the Target Fund, has not previously been a party to a transaction that qualified as reorganization under Section 368(a) of the Code.

(p)          All issued and outstanding shares of the Target Fund are, and at the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable by the Corporation.  All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4.  The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, nor is there outstanding any security convertible into any shares of the Target Fund.

(q)          All issued and outstanding shares of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, are registered under the laws of all jurisdictions in which registration is or was required, except as previously disclosed to the Acquiring Trust in writing.  Such registrations are, in all material respects, complete, current and have been continuously effective, and all fees required to be paid have been paid.  The Corporation’s registration statement under the 1933 Act is not subject to any “stop order,” and the Corporation is, and was, fully qualified to sell the shares of the Target Fund in each jurisdiction in which such shares are being, or were, registered and sold.

(r)           At the Closing, the Target Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and, upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Trust and accepted by the Acquiring Trust.

(s)          The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Directors of the Corporation and, assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, this Agreement constitutes a valid and legally binding obligation of the Corporation, on behalf of the Target Fund, enforceable in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

[9]	Include for Shell Fund Reorganizations.
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(t)           The information furnished by the Corporation for use in no-action letters, applications for orders, registration statements and proxy materials and other documents that may be necessary in connection with the Reorganization is accurate and complete in all material respects and complies in all material respects with applicable federal securities and other laws and regulations.

(u)          The Registration Statement (as defined in paragraph 5.4), the Proxy Statement/Prospectus (as defined in paragraph 5.4) and statement of additional information contained therein, and the documents incorporated therein by reference, and any amendment or supplement thereto, insofar as they relate to the Corporation, the Target Fund or Sentinel, each conform and will conform in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date.  Each of the Registration Statement, the Proxy Statement/Prospectus and statement of additional information contained therein, and the documents incorporated therein by reference, and any amendment or supplement thereto, insofar as they relate to the Corporation, the Target Fund or Sentinel, do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, on the effective date of such Registration Statement; provided, however, that the Corporation makes no representations or warranties as to any information contained in the Registration Statement, Proxy Statement/Prospectus, statement of additional information or any documents incorporated therein by reference, and any amendment or supplement thereto, other than information relating to the Corporation, the Target Fund or Sentinel included therein in reliance upon and in conformity with information furnished by or on behalf of the Corporation to the Acquiring Trust specifically for use in connection with the Registration Statement, Proxy Statement/Prospectus, statement of additional information and the documents incorporated therein by reference, and any amendment or supplement thereto.

(v)          Except as otherwise disclosed in writing to the Acquiring Fund, the Target Fund is in compliance in all material respects with the Code and applicable regulations promulgated under the Code pertaining to the reporting by regulated investment companies of dividends and other distributions on and redemptions of its shares and has withheld in respect of dividends and other distributions and paid to the proper taxing authority all material taxes required to be withheld, and is not liable for any material penalties with respect to such reporting and withholding requirements.

4.2          REPRESENTATIONS OF THE ACQUIRING TRUST.  The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Corporation, on behalf of the Target Fund, as follows:

(a)          The Acquiring Trust is a [business trust/statutory trust] duly organized, validly existing and in good standing under the laws of the [Commonwealth of Massachusetts/State of Delaware] with the power to carry out its obligations under this Agreement, and the Acquiring Fund is a duly established and designated separate series of the Acquiring Trust.

(b)          The Acquiring Trust is registered as an investment company, classified as a management company of the open-end type, under the 1940 Act, and[, as of the Closing Date,]10 the Acquiring Fund’s shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.  The Acquiring Trust and the Acquiring Fund are in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

[(c)          The current prospectus and statement of additional information, as of the date of the Proxy Statement/Prospectus, of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading.  The Acquiring Fund currently complies in all material respects with its investment goal and its investment policies and restrictions as set forth in the current prospectus and statement of additional information.]11

[10]	Include for Shell Fund Reorganizations.
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(d)          The Acquiring Trust is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Acquiring Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust or the Acquiring Fund is a party or by which the Acquiring Trust or the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Trust result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust or the Acquiring Fund is a party or by which the Acquiring Trust or the Acquiring Fund is bound.

(e)          Except as otherwise disclosed in writing to the Corporation, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Trust or the Acquiring Fund or any of the properties or assets of the Acquiring Trust or the Acquiring Fund, which, if adversely determined, would materially and adversely affect the financial condition of the Acquiring Trust or the Acquiring Fund, the conduct of the business of the Acquiring Trust or the Acquiring Fund or the ability of the Acquiring Trust, on behalf of the Acquiring Fund, to carry out the Reorganization.  The Acquiring Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the business of the Acquiring Trust or the Acquiring Fund or the Acquiring Trust’s ability, on behalf of the Acquiring Fund, to consummate the Reorganization or the transactions contemplated herein.

[(f)          The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Acquiring Fund for each of the Acquiring Fund’s five fiscal years ended [March 31, 2017/September 30, 2016] have been audited by Ernst & Young LLP, an independent registered public accounting firm, and have been prepared in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates, and there are no known contingent liabilities of the Acquiring Fund as of such dates not disclosed therein.]12

[(g)         The unaudited Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Acquiring Fund for the Acquiring Fund’s semi-annual period ended March 31, 2017 have been prepared in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.]13

[(h)         Since the date of the financial statements referred to in subsection [(f)/(g)] above, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Corporation.]14

[(i)          All federal, state, local and other material tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects as of the time they were filed.  All material federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown as due on any such return or report) have been paid, or provision has been made for the payment thereof and any such unpaid taxes as of the date of the financial statements referred to in subsection [(f)/(g)] above are properly reflected on such financial statements.  To the Acquiring Trust’s knowledge, no tax authority is currently auditing or threatening to audit the Acquiring Fund, and no assessment or deficiency for taxes (including interest, additions to tax or penalties, in each case, with respect to taxes) has been asserted against the Acquiring Fund.]15

[11]	Exclude for Shell Fund Reorganizations.

[12]	Exclude for Shell Fund Reorganizations.

[13]	Exclude for Shell Fund Reorganizations and for Acquiring Funds with March 31 fiscal year ends.

[14]	Exclude for Shell Fund Reorganizations.
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[(j)          For each taxable year of its operations (including the taxable year that includes the Closing Date), the Acquiring Fund (i) has been, and will be, treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, (ii) has met, and will meet, the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, (iii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and (iv) has not been, and will not be, liable for any material income or excise tax under Section 852 or 4982 of the Code.  The Acquiring Fund has no earnings and profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to the Acquiring Fund.]16

(k)          No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

[(l)          Neither the Acquiring Trust nor the Acquiring Fund is under the jurisdiction of a court in a “Title 11 or similar case” (within the meaning of Section 368(a)(3)(A) of the Code).]17

[(m)        All issued and outstanding shares of the Acquiring Fund are, and at the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Trust.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares.]18

[(n)         All issued and outstanding shares of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, are registered under the laws of all jurisdictions in which registration is or was required, except as previously disclosed to the Corporation in writing.  Such registrations are, in all material respects, complete, current and have been continuously effective, and all fees required to be paid have been paid.  The Acquiring Trust’s registration statement under the 1933 Act is not subject to any “stop order,” and the Acquiring Trust is, and was, fully qualified to sell the shares of the Acquiring Fund in each jurisdiction in which such shares are being, or were, registered and sold.]19

[(o)         The Acquiring Fund (i) will elect to be taxed as a regulated investment company under Subchapter M of the Code, will qualify for the tax treatment afforded regulated investment companies under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (ii) will be eligible to compute its federal income tax under Section 852 of the Code for the taxable year that includes the Closing Date, and (iii) will be treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code for the taxable year that includes the Closing Date.  The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken, which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company for its taxable year that includes the Closing Date.  The Acquiring Fund has no earnings and profits accumulated in any taxable year.]20

[15]	Exclude for Shell Fund Reorganizations.

[16]	Exclude for Shell Fund Reorganizations.

[17]	Exclude for Shell Fund Reorganizations.

[18]	Exclude for Shell Fund Reorganizations.

[19]	Exclude for Shell Fund Reorganizations.
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(p)          The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Trustees of the Acquiring Trust and, assuming the due authorization, execution and delivery of this Agreement by the Corporation, on behalf of the Target Fund, this Agreement constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(q)          The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing, have been duly authorized and[, when so issued and delivered,]21 [will, after taking into account the redemption and cancellation of the Initial Share, constitute all of the issued and outstanding shares of the Acquiring Fund as of the time immediately after the Closing.  When so issued and delivered, such shares]22 will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund.

(r)          The information furnished by the Acquiring Trust for use in no-action letters, applications for orders, registration statements and proxy materials and other documents that may be necessary in connection with the Reorganization is accurate and complete in all material respects and complies in all material respects with applicable federal securities and other laws and regulations.

(s)          The Registration Statement, the Proxy Statement/Prospectus and statement of additional information contained therein, and the documents incorporated therein by reference, and any amendment or supplement thereto, insofar as they relate to the Acquiring Trust, the Acquiring Fund or Touchstone, each conform and will conform in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date.  Each of the Registration Statement, the Proxy Statement/Prospectus and statement of additional information contained therein, and the documents incorporated therein by reference, and any amendment or supplement thereto, insofar as they relate to the Acquiring Trust, the Acquiring Fund or Touchstone, do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, on the effective date of such Registration Statement; provided, however, that the Acquiring Trust makes no representations or warranties as to any information contained in the Registration Statement, Proxy Statement/Prospectus, statement of additional information or any documents incorporated therein by reference, and any amendment or supplement thereto, relating to the Corporation, the Target Fund or Sentinel included therein in reliance upon and in conformity with information furnished by or on behalf of the Corporation to the Acquiring Trust specifically for use in connection with the Registration Statement, Proxy Statement/Prospectus, statement of additional information and the documents incorporated therein by reference, and any amendment or supplement thereto.

(t)           No consideration other than the Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Target Fund’s Liabilities) will be issued by the Acquiring Fund in exchange for the Target Fund’s Assets in the Reorganization.

[20]	Include for Shell Fund Reorganizations.

[21]	Exclude for Shell Fund Reorganizations.

[22]	Include for Shell Fund Reorganizations.

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(u)          The Acquiring Fund does not directly or indirectly own, nor at the Closing will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Target Fund.

[(v)         The Acquiring Fund was newly formed solely for the purpose of effecting the Reorganization.  As of the time immediately prior to the Closing, the Acquiring Fund has carried on no business activities, other than as necessary to facilitate the organization of the Acquiring Fund as a new series of the Acquiring Trust prior to its commencement of operations.  Except with respect to the consideration received in exchange for the issuance of the Initial Share, the Acquiring Fund has not owned any assets and will not own any assets prior to the Closing.]23

[(w)        As of the time immediately prior to the Closing, there will be no issued or outstanding securities issued by the Acquiring Fund, other than the Initial Share issued to the Sole Shareholder for the purpose set forth in paragraph 1.8 above.  The Initial Share will be redeemed and cancelled prior to the Closing.]24

ARTICLE V

 COVENANTS OF THE ACQUIRING TRUST AND THE CORPORATION

5.1          OPERATION [IN ORDINARY COURSE]25 [OF TARGET FUND]26.  [The Acquiring Trust and the Corporation each will operate the business of the Acquiring Fund and the Target Fund, respectively,]27 [The Corporation will operate the business of the Target Fund]28 in the ordinary course between the date of this Agreement and the Closing, it being understood that such ordinary course of business will include purchases and redemptions of shares, customary dividends and distributions and any other distributions necessary or desirable to avoid federal income or excise taxes.  Notwithstanding the foregoing sentence, the Corporation reserves the right of the Target Fund to make distributions to the Target Fund Shareholders on or before the Closing Date as contemplated in paragraph 8.6 below.

[5.2         OPERATION OF ACQUIRING FUND.  Prior to the Closing, the Acquiring Fund will not have any issued and outstanding securities or assets other than as contemplated by paragraph 1.8 above.  The Acquiring Fund was newly formed solely for the purpose of effecting the Reorganization and, prior to the Closing, the Acquiring Fund will have carried on no business activities, other than as necessary to facilitate the organization of the Acquiring Fund as a new series of the Acquiring Trust prior to its commencement of operations.]29

5.3          SHAREHOLDER MEETING.  The Corporation will call a meeting of the Target Fund’s shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.4          PROXY STATEMENT/PROSPECTUS AND REGISTRATION STATEMENT.  The Acquiring Trust and the Corporation will cooperate with each other in the preparation of the Acquiring Trust’s Registration Statement on Form N‑14 relating to the Reorganization, as amended or supplemented (the “Registration Statement”), including the Joint Proxy Statement/Prospectus contained therein (the “Proxy Statement/Prospectus”), and will cause the Registration Statement to be filed with the Commission in a form satisfactory to the Acquiring Trust and the Corporation and their respective counsel as promptly as practicable.  Upon effectiveness of the Registration Statement, the Corporation, with the assistance of Touchstone, will cause the Proxy Statement/Prospectus to be delivered to shareholders of the Target Fund entitled to vote on this Agreement and the transactions contemplated herein in accordance with the Corporation’s charter and Bylaws.  Each of the Acquiring Trust and the Corporation will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the shareholder meeting of the Target Fund referred to in paragraph 5.3 above.  If at any time prior to the Closing, the Acquiring Trust or the Corporation becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item will notify the other party and the parties will cooperate in promptly preparing, filing and clearing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

[23]	Include for Shell Fund Reorganizations.

[24]	Include for Shell Fund Reorganizations.

[25]	Exclude for Shell Fund Reorganizations.

[26]	Include for Shell Fund Reorganizations.

[27]	Exclude for Shell Fund Reorganizations.

[28]	Include for Shell Fund Reorganizations.

[29]	Include for Shell Fund Reorganizations.
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5.5          INVESTMENT REPRESENTATION.  The Corporation, on behalf of the Target Fund, covenants that the Acquiring Fund Shares to be issued are not being acquired for the purpose of making any distribution other than in accordance with the terms of this Agreement.

5.6          ADDITIONAL INFORMATION.  The Corporation will assist the Acquiring Trust in obtaining such information as the Acquiring Trust reasonably requests concerning the beneficial ownership of the shares of the Target Fund.

5.7          FURTHER ACTION.  (a) Subject to the provisions of this Agreement, the Acquiring Trust, on behalf of the Acquiring Fund, and the Corporation, on behalf of the Target Fund, will each take, or cause to be taken, all action, and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the Reorganization, including any actions required to be taken after the Closing; (b) the Acquiring Trust, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date; and (c) as promptly as practicable, but in any case within 60 days after the Closing Date, the Corporation will furnish the Acquiring Trust, in such form as is reasonably satisfactory to the Acquiring Trust, a statement of the earnings and profits of the Target Fund for federal income tax purposes that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, which statement will be certified by the Corporation’s President and Chief Executive Officer or Vice President and its Treasurer.

5.8          ACCESS TO RECORDS.  Upon reasonable notice, each party will make available to the other party for review any accounts, books, records or other documents (including but not limited to minute books, stock transfer ledgers, financial statements, tax returns and related work papers and letters from accountants and other similar records) required to be maintained by the parties with respect to the Acquiring Fund or the Target Fund, as applicable, pursuant to Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder that are reasonably requested by such other party in connection with the Reorganization.

5.9          TAX STATUS OF REORGANIZATION.  It is the intention of the parties hereto that the transaction contemplated by this Agreement with respect to the Acquiring Fund and the Target Fund will qualify as a reorganization within the meaning of Section 368(a) of the Code.  None of the Acquiring Trust, the Acquiring Fund, the Corporation or the Target Fund will take any action or cause any action to be taken (including without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code.  At or prior to the Closing, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Vedder Price P.C. to render the tax opinion contemplated in this Agreement.
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ARTICLE VI

 CONDITIONS PRECEDENT TO OBLIGATIONS OF THE CORPORATION

The obligations of the Corporation, on behalf of the Target Fund, to consummate the transactions provided for herein will be subject, at its election, to the performance by the Acquiring Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder at or before the Closing, and, in addition thereto, the following further conditions will be satisfied or, to the extent legally permissible, waived:

6.1          All representations and warranties of the Acquiring Trust contained in this Agreement will be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same force and effect as if made at and as of the Closing.  The Acquiring Trust, on behalf of the Acquiring Fund, will have delivered to the Corporation, on behalf of the Target Fund, at the Closing a certificate executed in its name by its President or Vice President, in form and substance reasonably satisfactory to the Corporation and dated as of the Closing Date, to such effect and as to such other matters as the Corporation may reasonably request.

6.2          (a)          The Corporation, on behalf of the Target Fund, will have received an opinion of Vedder Price P.C., counsel to the Acquiring Trust, dated as of the Closing Date, in a form reasonably satisfactory to the Corporation, substantially to the effect that:

(A)         the execution and delivery of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, did not, and the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated hereby will not, result in a material violation of the express terms of any material agreement or instrument known to such counsel to which the Acquiring Trust is a party or by which it or its property is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any such agreement, or any judgment or decree known to such counsel to which the Acquiring Trust is a party or by which it or its property is bound, under the express terms thereof;

(B)         to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as have been made or obtained;

(C)         the Acquiring Trust is registered with the Commission as an investment company under the 1940 Act, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration; and

(D)         the Registration Statement has become effective under the 1933 Act, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend the effectiveness of such Registration Statement.

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the [Commonwealth of Massachusetts/State of Delaware], Vedder Price P.C. may rely on the opinions of [•].

In rendering such opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement and in the certificates delivered pursuant to this Agreement, which counsel may treat as representations and warranties made to it, as well as on representations and warranties made in separate certificates of officers or trustees of the Acquiring Trust addressed to counsel.

Such opinion may contain such assumptions and limitations as may be, in the opinion of counsel, appropriate to render the opinions expressed.
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(b)           The Corporation, on behalf of the Target Fund, will have received an opinion of [•], [Massachusetts/Delaware] counsel to the Acquiring Trust, dated as of the Closing Date, in a form reasonably satisfactory to the Corporation, substantially to the effect that:

(A)         [the Acquiring Trust is a voluntary association with transferable shares of the type commonly referred to as a “Massachusetts business trust” and is validly existing under the laws of the Commonwealth of Massachusetts, and the Acquiring Fund has the power under the Acquiring Trust’s Declaration of Trust and Massachusetts law applicable to business trusts to carry on its business as described in the Proxy Statement/Prospectus, and the Acquiring Fund has been established and designated as a series of the Acquiring Trust under the Acquiring Trust’s Declaration of Trust]30 [the Acquiring Trust is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. § 3801, et seq. (the “Act”), and has the power and authority under its Declaration of Trust and the Act to execute, deliver and perform its obligations under this Agreement, and the Acquiring Fund has been established and designated as a series of the Acquiring Trust under the Acquiring Trust’s Declaration of Trust]31;

(B)         this Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery of this Agreement by the Corporation, on behalf of the Target Fund, is a valid and legally binding obligation of the Acquiring Trust on behalf of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors or secured parties generally and general principles of equity;

(C)         the execution and delivery of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, did not, and the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated hereby will not, violate the Acquiring Trust’s Declaration of Trust or By-Laws;

(D)        to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the [Commonwealth of Massachusetts/State of Delaware] is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as have been made or obtained, and except such as may be required under [Massachusetts/Delaware] securities laws about which such counsel expresses no opinion; and

(E)         the Acquiring Fund Shares to be issued and delivered by the Acquiring Trust pursuant to this Agreement have been duly authorized for issuance and, when issued and delivered as provided under this Agreement, will be validly issued, fully paid and non-assessable by the Acquiring Fund except that, as described in the Proxy Statement/Prospectus, shareholders of the Acquiring Fund may under certain circumstances be held personally liable for its obligations under [Massachusetts/Delaware] law and shareholders of the Acquiring Fund have no preemptive or other rights to subscribe for such shares under the Acquiring Trust’s Declaration of Trust or By-Laws.

In rendering such opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement and in the certificates delivered pursuant to this Agreement, which counsel may treat as representations and warranties made to it, as well as on representations and warranties made in separate certificates of officers or trustees of the Acquiring Trust addressed to counsel.

Such opinion may contain such assumptions and limitations as may be, in the opinion of counsel, appropriate to render the opinions expressed.

[30]	Include for Massachusetts Acquiring Funds.

[31]	Include for Delaware Acquiring Funds.
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ARTICLE VII

 CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING TRUST

The obligations of the Acquiring Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein will be subject, at its election, to the performance by the Corporation, on behalf of the Target Fund, of all the obligations to be performed by it hereunder at or before the Closing and, in addition thereto, the following conditions will be satisfied or, to the extent legally permissible, waived:

7.1          All representations and warranties of the Corporation contained in this Agreement will be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same force and effect as if made at and as of the Closing.  The Corporation, on behalf of the Target Fund, will have delivered to the Acquiring Trust, on behalf of the Acquiring Fund, at the Closing a certificate executed in its name by the Corporation’s President and Chief Executive Officer or Vice President, in form and substance satisfactory to the Acquiring Trust and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Trust may reasonably request.

7.2          The Corporation will have delivered to the Acquiring Trust an unaudited statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities and other investments showing the tax basis of such securities and other investments by lot and the holding periods of such securities and other investments, as of the Valuation Time, certified by the Vice President and Treasurer or Assistant Treasurer of the Corporation.

7.3          (a)           The Acquiring Trust, on behalf of the Acquiring Fund, will have received an opinion of Sidley Austin LLP, counsel to the Corporation, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Trust, substantially to the effect that:

(A)         the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of the express terms of any material agreement or instrument known to such counsel to which the Corporation is a party or by which it or its property is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any such agreement, or any judgment or decree known to such counsel to which the Corporation is a party or by which it or its property is bound, under the express terms thereof;

(B)         to the knowledge of such counsel without investigation, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Corporation or its assets or properties, pending or overtly threatened in writing on or before the effective date of the Registration Statement or the Closing Date that is required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement that is not described or filed as required;

(C)         to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States is required for the consummation by the Corporation, on behalf of the Target Fund, of the transactions contemplated herein, except such as have been made or obtained; and

(D)         the Corporation is registered with the Commission as an investment company under the 1940 Act, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.

In rendering such opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement and in the certificates delivered pursuant to this Agreement, which counsel may treat as representations and warranties made to it, as well as on representations and warranties made in separate certificates of officers or directors of the Corporation addressed to counsel.
A-16

Such opinion may contain such assumptions and limitations as may be, in the opinion of counsel, appropriate to render the opinions expressed.

(b)           The Acquiring Trust, on behalf of the Acquiring Fund, will have received an opinion of [•], Maryland counsel to the Corporation, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Trust, substantially to the effect that:

(A)         this Agreement has been duly authorized, executed and delivered by the Corporation, on behalf of the Target Fund;

(B)         the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Corporation’s charter or Bylaws or result in a material violation of the express terms of any material agreement or instrument known to such counsel to which the Corporation is a party or by which it or its property is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any such agreement, or any judgment or decree known to such counsel to which the Corporation is a party or by which it or its property is bound, under the express terms thereof;

(C)         the Corporation is a corporation duly incorporated and validly existing under the laws of the State of Maryland and has the power to carry on its business as a registered investment company as described in its current prospectus, and the Target Fund is a separate series of common stock of the Corporation; and

(D)         to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the State of Maryland is required for the consummation by the Corporation, on behalf of the Target Fund, of the transactions contemplated herein, except such as have been made or obtained.

In rendering such opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement and in the certificates delivered pursuant to this Agreement, which counsel may treat as representations and warranties made to it, as well as on representations and warranties made in separate certificates of officers or directors of the Corporation addressed to counsel.

Such opinion may contain such assumptions and limitations as may be, in the opinion of counsel, appropriate to render the opinions expressed.

(c)           The Acquiring Trust, on behalf of the Acquiring Fund, will have received an opinion of [•] dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Trust, substantially to the effect that, assuming due authorization, execution and delivery of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, this Agreement is a valid and legally binding obligation of the Corporation, on behalf of the Target Fund, enforceable against the Corporation, with respect to the Target Fund, in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors or secured parties generally and general principles of equity.

In rendering such opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement and in the certificates delivered pursuant to this Agreement, which counsel may treat as representations and warranties made to it, as well as on representations and warranties made in separate certificates of officers or directors of the Corporation addressed to counsel.

Such opinion may contain such assumptions and limitations as may be, in the opinion of counsel, appropriate to render the opinion expressed.

7.4          The contracts of the Corporation and the Target Fund set forth on Schedule 7.4 hereto will have been terminated at or prior to the Closing with respect to the Target Fund, and the Acquiring Fund will have received written evidence of such termination and assurance that no claims for damages (liquidated or otherwise) will arise as a result of such termination.
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ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF
 THE ACQUIRING TRUST AND THE CORPORATION

If any of the conditions set forth below do not exist on or before the Closing with respect to the Corporation or the Acquiring Trust, the other party may, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1          The closing conditions to the Purchase Agreement dated as of April 18, 2017 by and among Sentinel, Touchstone and Fort Washington Investment Advisors, Inc. will have been satisfied or, to the extent legally permissible, waived by the parties thereto.

8.2          This Agreement and the transactions contemplated herein will have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Corporation’s charter and Bylaws and the 1940 Act.  Notwithstanding anything in this Agreement to the contrary, neither the Corporation nor the Acquiring Trust may waive the condition set forth in this paragraph 8.2.

8.3          On the Closing Date, the Commission will not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding will be pending or, to either party’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the Reorganization.

8.4          All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any “no-action” positions of and exemptive orders from such federal and state authorities) deemed necessary by the Acquiring Trust or the Corporation to permit consummation of the Reorganization and the transactions contemplated by this Agreement will have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party may for itself waive any of such conditions.

8.5          The Registration Statement will have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement will have been issued and, to the best knowledge of the parties, no investigation or proceeding for that purpose will have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.6          [Prior to the Valuation Time, the Corporation, with respect to the Target Fund, will have declared and paid a dividend or dividends that, together with all previous such dividends, will have the effect of distributing to the Target Fund’s shareholders all of the Target Fund’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), the excess of the Target Fund’s interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code for all taxable years or periods ending on or before the Closing Date, and all of the Target Fund’s net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code).]32 [If and to the extent that the Board of Directors of the Corporation deems it advisable for federal income tax purposes, the Target Fund may declare, and if it does so, pay, a dividend or dividends that, together with all previous such dividends, will have the effect of distributing to the Target Fund’s shareholders all of the Target Fund’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all years or periods up to and including the Closing Date (computed without regard to any deduction for dividends paid), the excess of the Target Fund’s interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code for all years or periods up to and including the Closing Date, and all of the Target Fund’s net capital gain (as defined in Section 1222(11) of the Code) realized in all years or periods up to and including the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code).]33

[32]	Exclude for Shell Fund Reorganizations.
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8.7          For a period beginning at the Closing Date and ending no less than six years thereafter, Sentinel will have arranged for the provision of directors and officers errors and omissions insurance that is substantially similar in scope to the current coverage (“Insurance”) covering the current and former directors and officers of the Corporation, with respect to the Target Fund, with respect to “Wrongful Acts” (as defined under the Insurance) committed on or prior to the Closing Date.

8.8          Each of the Acquiring Trust and the Corporation will have received an opinion of Vedder Price P.C. substantially to the effect that, for federal income tax purposes:

(a)           The transfer by the Target Fund of its Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund’s Liabilities, immediately followed by the pro rata, by class, distribution of all the Acquiring Fund Shares so received by the Target Fund to the Target Fund Shareholders in complete liquidation of the Target Fund and the termination of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be “a party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)           No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund’s Liabilities.

(c)           No gain or loss will be recognized by the Target Fund upon the transfer of its Assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund’s Liabilities or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares so received to the Target Fund Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)           No gain or loss will be recognized by the Target Fund Shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund Shares.

(e)           The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the shares of the Target Fund exchanged therefor by such shareholder.

(f)           The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such shares of the Target Fund were held as capital assets at the effective time of the Reorganization.

(g)           The basis of the Assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

(h)           The holding period of the Assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

[33]	Include for Shell Fund Reorganizations.
A-19

No opinion will be expressed as to (1) the effect of the Reorganization on the Acquiring Fund, the Target Fund or any Target Fund Shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized for federal income tax purposes (a) at the end of a taxable year or upon the termination thereof, or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion will be based on customary assumptions and limitations and such representations, without independent verification, as Vedder Price P.C. may reasonably request of the Target Fund and the Acquiring Fund, as well as the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it.  The Acquiring Trust, on behalf of the Acquiring Fund, and the Corporation, on behalf of the Target Fund, will cooperate to make and certify the accuracy of such representations.

ARTICLE IX

 EXPENSES

9.1          Except as otherwise provided, all expenses of the Reorganization incurred by the Acquiring Trust, with respect to the Acquiring Fund, and the Corporation, with respect to the Target Fund, whether incurred before or after the date of this Agreement, will be borne by Touchstone, Sentinel and/or their respective affiliates as agreed to by such parties.  Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) postage; (d) printing; (e) accounting fees; and (f) legal fees.  The Acquiring Fund will bear the registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in each state in which the shareholders of the Target Fund are residents.

9.2          Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party if such expenses would result in the disqualification of the Acquiring Fund or the Target Fund, as the case may be, as a regulated investment company within the meaning of Section 851 of the Code.

ARTICLE X

 TERMINATION

10.1          This Agreement may be terminated by the mutual agreement of the Acquiring Trust, on behalf of the Acquiring Fund, and the Corporation, on behalf of the Target Fund.  In addition, either the Acquiring Trust, on behalf of the Acquiring Fund, or the Corporation, on behalf of the Target Fund, may at its option terminate this Agreement at or prior to the Closing because:

(a)           of a breach by the other of any representation, warranty or agreement contained in this Agreement to be performed at or prior to the Closing, if not cured within 30 days; or

(b)           a condition in this Agreement expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

10.2          In the event of any such termination, there will be no liability for damages on the part of the Acquiring Fund, the Acquiring Trust, the Target Fund, the Corporation, the trustees or officers of the Acquiring Trust or the directors or officers of the Corporation, to the other party, but Touchstone and Sentinel will bear the expenses incurred by each of them incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.
A-20

ARTICLE XI

 AMENDMENTS

11.1         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquiring Trust and the Corporation.

ARTICLE XII

HEADINGS; COUNTERPARTS; ENTIRE AGREEMENT; GOVERNING LAW;
 ASSIGNMENT; LIMITATION OF LIABILITY

12.1         The Article and paragraph headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

12.2         This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

12.3         The Acquiring Trust, on behalf of the Acquiring Fund, and the Corporation, on behalf of the Target Fund, agree that neither party has made any representation, warranty or covenant not set forth in this Agreement and that this Agreement constitutes the entire agreement between the parties.

12.4        The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement will not survive the consummation of the Reorganization, with the exception of those representations, warranties and covenants that by their express terms require performance following the Closing.

12.5         This Agreement will be governed by and construed in accordance with the laws of the [Commonwealth of Massachusetts/State of Delaware], without giving effect to the conflicts of laws provisions of that state; provided that, in the case of any conflict between those laws and the federal securities laws, the latter will govern.

12.6         This Agreement will bind and inure to the benefit of the Acquiring Trust, on behalf of the Acquiring Fund, and the Corporation, on behalf of the Target Fund, and their respective successors and assigns, but no assignment or transfer of any rights or obligations under this Agreement will be made by the Acquiring Trust or the Corporation without the written consent of the other party.  Nothing in this Agreement expressed or implied is intended or will be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

12.7         It is understood and agreed that the use of a single agreement is for administrative convenience only and that this Agreement constitutes a separate agreement between the Acquiring Trust, on behalf of each Acquiring Fund, and the Corporation, on behalf of the corresponding Target Fund, as if each party had executed a separate document.  No Fund will have any liability for the obligations of any other Fund, and the liabilities of each Fund will be several and not joint.

12.8         [With respect to the Acquiring Trust, the names used in this Agreement refer to the Acquiring Trust and the Acquiring Fund and, the trustees, as trustees but not individually or personally, acting under the Restated Agreement and Declaration of Trust, as amended, which is filed with the Secretary of the Commonwealth of Massachusetts and also on file at the principal office of the Acquiring Trust.  The obligations of the Acquiring Trust entered into in the name or on behalf of any of the trustees, representatives or agents of the Acquiring Trust are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of the Acquiring Trust personally, but bind only the property of the Acquiring Fund, and all persons dealing with the Acquiring Fund must look solely to property belonging to the Acquiring Fund for the enforcement of any claims against the Acquiring Fund.]34 [The Acquiring Trust is a Delaware statutory trust organized in series of which the Acquiring Fund constitutes one such series, and the Acquiring Trust is executing this Agreement with respect to the Acquiring Fund only.  Pursuant to the Declaration of Trust of the Acquiring Trust and Section 3804(a) of the Act, there is a limitation on liabilities of each series such that (a) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Acquiring Fund are enforceable against the assets of the Acquiring Fund only, and not against the assets of the Acquiring Trust generally or the assets of any other series thereof and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Acquiring Trust generally or any other series thereof are enforceable against the assets of the Acquiring Fund.]35

[34]	Include for Massachusetts Acquiring Funds.
[35]	Include for Delaware Acquiring Funds.
A-21

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, all as of the date first written above.

[TOUCHSTONE STRATEGIC TRUST/TOUCHSTONE FUNDS GROUP TRUST], on behalf of each of its separate series set forth on Exhibit A

By:
Name:
Title:

SENTINEL GROUP FUNDS, INC.,
on behalf of each of its separate series set forth on Exhibit A

By:
Name:
Title:

For purposes of paragraph 9.1 only:

TOUCHSTONE ADVISORS, INC.

By:
Name:
Title:

By:
Name:
Title:

For purposes of paragraphs 8.7 and 9.1 only:

SENTINEL ASSET MANAGEMENT, INC.

By:
Name:
Title:
A-22

EXHIBIT A

The following table sets forth (i) each Target Fund and its classes of shares and (ii) the corresponding Acquiring Fund and its corresponding classes of shares:

Target Fund, each a series of the Corporation, and its classes of shares	Acquiring Fund, each a series of the Acquiring Trust, and its classes of shares
[FUND]	[FUND]
[CLASS]	[CLASS]
[CLASS]	[CLASS]
[CLASS]	[CLASS]
[FUND]	[FUND]
[CLASS]	[CLASS]
[CLASS]	[CLASS]
[CLASS]	[CLASS]
[FUND]	[FUND]
[CLASS]	[CLASS]
[CLASS]	[CLASS]
[CLASS]	[CLASS]

A-23

SCHEDULE 1.3

Excluded Liabilities

Notwithstanding any provision of the Agreement to the contrary, in connection with the consummation of the Reorganization, the Acquiring Fund will not assume the following liabilities of the Target Fund:

•	Any undischarged obligations to the directors of the Corporation under the directors’ deferred compensation plan.
•
Any liabilities, costs or charges relating to fee waiver and expense reimbursement arrangements between the Corporation, on behalf of the Target Fund, and Sentinel (including any recoupment by Sentinel or its affiliates of any fees or expenses of the Target Fund previously waived or reimbursed).

•
Any liabilities or penalties resulting from the termination of material contracts or other commitments of the Corporation or the Target Fund, including without limitation the contracts set forth on Schedule 7.4.

A-24

SCHEDULE 7.4

Contracts

•
Amended and Restated Investment Advisory Agreement, dated as of April 4, 2008, by and between Sentinel Group Funds, Inc. and Sentinel Asset Management, Inc. (as successor to Sentinel Advisors Company), as amended.

•
Amended and Restated Investment Advisory Agreement, dated as of August 15, 2007, by and between Sentinel Group Funds, Inc. and Sentinel Asset Management, Inc. (as successor to Sentinel Advisors Company) related to the Multi-Asset Income Fund (f/k/a Conservative Allocation Fund).

•	Fee Waiver/Expense Reimbursement Agreement dated as of March 30, 2017, by and between Sentinel Group Fund’s Inc. and the Total Return Bond Fund.
•	Fee Waiver/Expense Reimbursement Agreement dated as of March 30, 2017, by and between Sentinel Group Funds Inc. and Sentinel Asset Management, Inc. (A & I Shares).
•	Fee Waiver/Expense Reimbursement Agreement dated as of March 30, 2017, by and between Sentinel Group Funds Inc. and Sentinel Asset Management, Inc. (R Shares).
•	Custody Agreement, dated as of October 1, 2000, by and between State Street Bank and Trust Company, Sentinel Group Funds, Inc. and Sentinel Variable Products Trust, as amended.
•	Distribution Agreement, dated as of March 1, 1993, by and between Sentinel Group Funds, Inc. and Sentinel Financial Services Company.
•	Securities Lending Authorization Agreement, dated as of March 21, 2006, between Sentinel Group Funds Inc., Sentinel Variable Products Trust and State Street Bank and Trust Company, as amended.
•	Amended and Restated Committed Line of Credit, dated as of December 17, 2015, by and between Sentinel Group Funds, Inc. and State Street Bank and Trust Company.
•
Transfer Agency and Service Agreement, dated as of December 1, 2014, by and between Sentinel Group Funds, Inc. and Boston Financial Data Services, Inc. including information technology services provided by DST Systems, Inc.

•	Amended and Restated Administration Agreement, dated as of December 1, 2014, between Sentinel Group Funds, Inc. and Sentinel Administrative Services, Inc.
•
Client Agreement, dated as of March 4, 2011, between Sentinel Group Funds, Inc. and J.P. Morgan Securities, LLC (as successor to J.P. Morgan Futures Inc.), as amended., including the Cleared Derivatives Addendum, dated as of February 7, 2014.

A-25

•	Administrative Services Agreement dated October 19, 2012 by and among Morgan Stanley Smith Barney LLC, Sentinel Group Funds, Inc. and Sentinel Administrative Services, Inc.
•	Marketing and Import Agreement by and among Intuit Inc. and Sentinel Group Funds, Inc. dated April 22, 2008.
•	Investing Fund Agreement dated April 1, 2015, between Sentinel Group Funds, Inc. and SPDR Series Trust.
•	Participation Agreement dated March 31, 2015 among Sentinel Group Funds, Inc. and iShares Trust.
•	Investing Fund Agreement dated March 23, 2015, between Sentinel Group Funds, Inc. and Market Vectors ETF Trust.
•
Purchasing Fund Agreement dated, between PowerShares Exchange- Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and Sentinel Group Funds, Inc.

•
Second Amended and Restated CCO Cost Sharing Agreement dated as of December 9, 2004, amended and restated as of November 26, 2007 and amended and restated December 6, 2016 by and among Sentinel Group Funds, Inc. and Sentinel Variable Products Trust, Sentinel Asset Management, Inc., and National Life Insurance Company, on behalf of its federally registered variable insurance products separate accounts.

•
Retirement Plan Custodial Services Agreement dated April 1, 2007 by and among Sentinel Group Funds, Inc. and State Street Bank and Trust, as amended November 1, 2009, including updated fee schedule dated May 5, 2014 (as assigned to UMB Bank on October 7, 2016).

•	Administrative Services Agreement dated February 1, 2016 by and among Mullin TBG Insurance Agency Services, LLC and Sentinel Group Funds, Inc.
•	Ernst & Young, Tax Agent in India for Sentinel Group Funds, Inc.
•	Sentinel Group Funds Deferred Compensation Plan for Directors – in effect prior to 2005.
•	Sentinel Group Funds Deferred Compensation Plan for Directors – in effect January 1, 2005.
•	Class A Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through March 15, 2007.
•	Class C Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through March 15, 2007.
A-26

•	Class S Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through March 15, 2007.
•	Class R3 Distribution Plan pursuant to Rule 12b-1 under the 1940, dated December 23, 2014.
A-27

EXHIBIT B:  FUNDAMENTAL INVESTMENT LIMITATIONS

All of the investment policies noted in the tables below are fundamental investment limitations that cannot be changed without the consent of the holders of a majority of the outstanding shares of the applicable Fund.  The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

REORGANIZATION OF THE SENTINEL GOVERNMENT SECURITIES FUND INTO THE TOUCHSTONE ACTIVE BOND FUND

The fundamental investment limitations of the Sentinel Government Securities Fund and the Touchstone Active Bond Fund are set forth in the table below.

	Sentinel Government Securities Fund (Target Fund)(1)	Touchstone Active Bond Fund (Acquiring Fund)(2)
Borrowing Money	The Fund may not borrow money.	The Fund may not engage in borrowing except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.
Senior Securities	The Fund may not issue senior securities.	The Fund may not issue senior securities except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.
Underwriting	The Fund may not underwrite securities of other issuers, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.
The Fund may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

Concentration of Investments	The Fund may not concentrate its investments in a particular industry, as the term “concentrate” is used in the 1940 Act.(3)
The Fund may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Real Estate
The Fund may not purchase or sell real estate, except that the Fund may, to the extent permitted by applicable law, purchase, hold and sell securities or other instruments that are directly or indirectly secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of companies that invest in real estate or interests therein, and the Fund may purchase, hold and sell real estate as a result of the ownership of securities or other instruments.

The Fund may not purchase or sell real estate except that the Fund may (1) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

	Sentinel Government Securities Fund (Target Fund)(1)	Touchstone Active Bond Fund (Acquiring Fund)(2)
Commodities	The Fund may not purchase or sell commodities or commodity contracts.
The Fund may not purchase or sell physical commodities except that the Fund may (1) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.

Loans
The Fund may not make loans, provided that this limitation does not affect the ability of the Fund to lend securities, to enter into repurchase agreements or to acquire debt obligations, including without limitation, debt securities, loans, loan participations and assignments, and other forms of debt instruments.

The Fund may not make loans to other persons except that the Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

Diversification	The Fund does not have a fundamental investment limitation concerning diversification.
The Fund may not purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules, or regulations or any exemption, as such statute, rules, or regulations may be amended or interpreted from time to time.

(1)
The Target Fund may not, except as permitted by the 1940 Act and the rules and regulations thereunder, or interpretations or exemptive or other relief from the SEC, SEC staff or other authority of competent jurisdiction engage in investment activities that are inconsistent with these fundamental investment limitations.

(2)
Several of the Acquiring Fund’s fundamental investment limitations include the defined term “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief applicable to an Acquiring Fund.

(3)
For purposes of the Target Fund’s fundamental policies, “industry” is based on the Standard & Poor’s and Morgan Stanley Capital International’s Global Industry Classification Standards (“GICS”). Holdings in pooled investment vehicles, such as exchange-traded funds, or other securities that are not classified by GICS will be classified as the Target Funds’ investment advisor deems reasonable based on the primary characteristics of the security.

REORGANIZATION OF THE SENTINEL TOTAL RETURN BOND FUND INTO THE TOUCHSTONE ACTIVE BOND FUND

The fundamental investment limitations of the Sentinel Total Return Bond Fund and the Touchstone Active Bond Fund are set forth in the table below.

	Sentinel Total Return Bond Fund (Target Fund)(1)	Touchstone Active Bond Fund (Acquiring Fund)(2)
Borrowing Money	The Fund may not borrow money.	The Fund may not engage in borrowing except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.
Senior Securities	The Fund may not issue senior securities.	The Fund may not issue senior securities except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.
Underwriting	The Fund may not underwrite securities of other issuers, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.
The Fund may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

Concentration of Investments	The Fund may not concentrate its investments in a particular industry, as the term “concentrate” is used in the 1940 Act.(3)
The Fund may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Real Estate
The Fund may not purchase or sell real estate, except that the Fund may, to the extent permitted by applicable law, purchase, hold and sell securities or other instruments that are directly or indirectly secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of companies that invest in real estate or interests therein, and the Fund may purchase, hold and sell real estate as a result of the ownership of securities or other instruments.

The Fund may not purchase or sell real estate except that the Fund may (1) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

	Sentinel Total Return Bond Fund (Target Fund)(1)	Touchstone Active Bond Fund (Acquiring Fund)(2)
Commodities	The Fund may not purchase or sell commodities or commodity contracts.
The Fund may not purchase or sell physical commodities except that the Fund may (1) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.

Loans
The Fund may not make loans, provided that this limitation does not affect the ability of the Fund to lend securities, to enter into repurchase agreements or to acquire debt obligations, including without limitation, debt securities, loans, loan participations and assignments, and other forms of debt instruments.

The Fund may not make loans to other persons except that the Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

Diversification	The Fund does not have a fundamental investment limitation concerning diversification.
The Fund may not purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules, or regulations or any exemption, as such statute, rules, or regulations may be amended or interpreted from time to time.

(1)
The Target Fund may not, except as permitted by the 1940 Act and the rules and regulations thereunder, or interpretations or exemptive or other relief from the SEC, SEC staff or other authority of competent jurisdiction engage in investment activities that are inconsistent with these fundamental investment limitations.

(2)
Several of the Acquiring Fund’s fundamental investment limitations include the defined term “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief applicable to an Acquiring Fund.

(3)
For purposes of the Target Fund’s fundamental policies, “industry” is based on the Standard & Poor’s and Morgan Stanley Capital International’s Global Industry Classification Standards (“GICS”). Holdings in pooled investment vehicles, such as exchange-traded funds, or other securities that are not classified by GICS will be classified as the Target Funds’ investment advisor deems reasonable based on the primary characteristics of the security.

REORGANIZATION OF THE SENTINEL LOW DURATION BOND FUND INTO THE TOUCHSTONE ULTRA SHORT DURATION FIXED INCOME FUND

The fundamental investment limitations of the Sentinel Low Duration Bond Fund and the Touchstone Ultra Short Duration Fixed Income Fund are set forth in the table below.

	Sentinel Low Duration Bond Fund (Target Fund)(1)	Touchstone Ultra Short Duration Fixed Income Fund (Acquiring Fund)(2)
Borrowing Money	The Fund may not borrow money.
The Fund may not borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require a fund to segregate assets are not considered to be borrowings; asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets; the Fund will not purchase securities while its borrowings exceed 5% of its total assets.

Senior Securities	The Fund may not issue senior securities.	The Fund may not issue senior securities as defined in the 1940 Act except as permitted by rule, regulation, or order of the SEC.
Underwriting	The Fund may not underwrite securities of other issuers, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.	The Fund may not act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.
Concentration of Investments	The Fund may not concentrate its investments in a particular industry, as the term “concentrate” is used in the 1940 Act.(3)	The Fund may not invest more than 25% of the Fund’s assets in securities issued by companies in a single industry or related group of industries.
Real Estate
The Fund may not purchase or sell real estate, except that the Fund may, to the extent permitted by applicable law, purchase, hold and sell securities or other instruments that are directly or indirectly secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of companies that invest in real estate or interests therein, and the Fund may purchase, hold and sell real estate as a result of the ownership of securities or other instruments.
The Fund may not purchase or sell real estate, except that the Fund may purchase marketable securities issued by companies which own or invest in real estate (including REITs).

	Sentinel Low Duration Bond Fund (Target Fund)(1)	Touchstone Ultra Short Duration Fixed Income Fund (Acquiring Fund)(2)
Commodities	The Fund may not purchase or sell commodities or commodity contracts.
The Fund may not purchase or sell physical commodities or commodities contracts, except that the Fund may purchase (i) commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

Loans
The Fund may not make loans, provided that this limitation does not affect the ability of the Fund to lend securities, to enter into repurchase agreements or to acquire debt obligations, including without limitation, debt securities, loans, loan participations and assignments, and other forms of debt instruments.

The Fund may not make loans to other persons except through the lending of its portfolio securities, provided that this limitation does not apply to the purchase of debt securities and loan participations or engaging in direct corporate loans or repurchase agreements in accordance with its investment objectives and policies; the loans cannot exceed 33 1/3% of the Fund’s assets; the Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions which may be granted to the Fund by the SEC; for example, at a minimum, the Fund will not make any such loans unless all requirements regarding common control and ownership of Fund shares are met.

Diversification	The Fund does not have a fundamental investment limitation concerning diversification.
The Fund may not, with respect to 75% of the Fund’s assets:  (i) purchase securities of any issuer (except securities issued or guaranteed by the United States government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

Other	—	The Fund may not invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas, or mineral leases.

(1)
The Target Fund may not, except as permitted by the 1940 Act and the rules and regulations thereunder, or interpretations or exemptive or other relief from the SEC, SEC staff or other authority of competent jurisdiction engage in investment activities that are inconsistent with these fundamental investment limitations.

(2)
Several of the Acquiring Fund’s fundamental investment limitations include the defined term “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief applicable to an Acquiring Fund.

(3)
For purposes of the Target Fund’s fundamental policies, “industry” is based on the Standard & Poor’s and Morgan Stanley Capital International’s Global Industry Classification Standards (“GICS”). Holdings in pooled investment vehicles, such as exchange-traded funds, or other securities that are not classified by GICS will be classified as the Target Funds’ investment advisor deems reasonable based on the primary characteristics of the security.

REORGANIZATION OF THE SENTINEL MULTI-ASSET INCOME FUND INTO THE TOUCHSTONE FLEXIBLE INCOME FUND

The fundamental investment limitations of the Sentinel Multi-Asset Income Fund and the Touchstone Flexible Income Fund are set forth in the table below.

	Sentinel Multi-Asset Income Fund (Target Fund)(1)	Touchstone Flexible Income Fund (Acquiring Fund)(2)
Borrowing Money	The Fund may not borrow money.	The Fund may not engage in borrowing except as permitted by the Investment Company Act of 1940, any rule, regulation, or order under the Act or any SEC staff interpretation of the Act.
Senior Securities	The Fund may not issue senior securities.	The Fund may not issue senior securities except as permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.
Underwriting	The Fund may not underwrite securities of other issuers, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.
The Fund may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

Concentration of Investments	The Fund may not concentrate its investments in a particular industry, as the term “concentrate” is used in the 1940 Act.(3)
The Fund may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Real Estate
The Fund may not purchase or sell real estate, except that the Fund may, to the extent permitted by applicable law, purchase, hold and sell securities or other instruments that are directly or indirectly secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of companies that invest in real estate or interests therein, and the Fund may purchase, hold and sell real estate as a result of the ownership of securities or other instruments.

The Fund may not purchase or sell real estate except that the Fund may (1) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

	Sentinel Multi-Asset Income Fund (Target Fund)(1)	Touchstone Flexible Income Fund (Acquiring Fund)(2)
Commodities	The Fund may not purchase or sell commodities or commodity contracts.
The Fund may not purchase or sell physical commodities except that the Fund may (1) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.

Loans
The Fund may not make loans, provided that this limitation does not affect the ability of the Fund to lend securities, to enter into repurchase agreements or to acquire debt obligations, including without limitation, debt securities, loans, loan participations and assignments, and other forms of debt instruments.

The Fund may not make loans to other persons except that the Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

Diversification	The Fund does not have a fundamental investment limitation concerning diversification.
The Fund may not purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(1)
The Target Fund may not, except as permitted by the 1940 Act and the rules and regulations thereunder, or interpretations or exemptive or other relief from the SEC, SEC staff or other authority of competent jurisdiction engage in investment activities that are inconsistent with these fundamental investment limitations.

(2)
Several of the Acquiring Fund’s fundamental investment limitations include the defined term “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief applicable to an Acquiring Fund.

(3)
For purposes of the Target Fund’s fundamental policies, “industry” is based on the Standard & Poor’s and Morgan Stanley Capital International’s Global Industry Classification Standards (“GICS”). Holdings in pooled investment vehicles, such as exchange-traded funds, or other securities that are not classified by GICS will be classified as the Target Funds’ investment advisor deems reasonable based on the primary characteristics of the security.

REORGANIZATION OF THE SENTINEL SUSTAINABLE CORE OPPORTUNITIES FUND INTO THE TOUCHSTONE SUSTAINABILITY AND IMPACT EQUITY FUND

The fundamental investment limitations of the Sentinel Sustainable Core Opportunities Fund and the Touchstone Sustainability and Impact Equity Fund are set forth in the table below.

	Sentinel Sustainable Core Opportunities Fund (Target Fund)(1)	Touchstone Sustainability and Impact Equity Fund (Acquiring Fund)(2)
Borrowing Money	The Fund may not borrow money.	The Fund may not engage in borrowing except as permitted by the Investment Company Act of 1940, any rule, regulation, or order under the Act or any SEC staff interpretation of the Act.
Senior Securities	The Fund may not issue senior securities.	The Fund may not issue senior securities except as permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.
Underwriting	The Fund may not underwrite securities of other issuers, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.
The Fund may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

Concentration of Investments	The Fund may not concentrate its investments in a particular industry, as the term “concentrate” is used in the 1940 Act.(3)
The Fund may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Real Estate
The Fund may not purchase or sell real estate, except that the Fund may, to the extent permitted by applicable law, purchase, hold and sell securities or other instruments that are directly or indirectly secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of companies that invest in real estate or interests therein, and the Fund may purchase, hold and sell real estate as a result of the ownership of securities or other instruments.

The Fund may not purchase or sell real estate except that the Fund may (1) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

	Sentinel Sustainable Core Opportunities Fund (Target Fund)(1)	Touchstone Sustainability and Impact Equity Fund (Acquiring Fund)(2)
Commodities	The Fund may not purchase or sell commodities or commodity contracts.
The Fund may not purchase or sell physical commodities except that the Fund may (1) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.

Loans
The Fund may not make loans, provided that this limitation does not affect the ability of the Fund to lend securities, to enter into repurchase agreements or to acquire debt obligations, including without limitation, debt securities, loans, loan participations and assignments, and other forms of debt instruments.

The Fund may not make loans to other persons except that the Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

Diversification	The Fund does not have a fundamental investment limitation concerning diversification.
The Fund may not purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(1)
The Target Fund may not, except as permitted by the 1940 Act and the rules and regulations thereunder, or interpretations or exemptive or other relief from the SEC, SEC staff or other authority of competent jurisdiction engage in investment activities that are inconsistent with these fundamental investment limitations.

(2)
Several of the Acquiring Fund’s fundamental investment limitations include the defined term “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief applicable to an Acquiring Fund.

(3)
For purposes of the Target Fund’s fundamental policies, “industry” is based on the Standard & Poor’s and Morgan Stanley Capital International’s Global Industry Classification Standards (“GICS”). Holdings in pooled investment vehicles, such as exchange-traded funds, or other securities that are not classified by GICS will be classified as the Target Funds’ investment advisor deems reasonable based on the primary characteristics of the security.

REORGANIZATION OF THE SENTINEL BALANCED FUND INTO THE TOUCHSTONE BALANCED FUND

The fundamental investment limitations of the Sentinel Balanced Fund and the Touchstone Balanced Fund are set forth in the table below.

	Sentinel Balanced Fund (Target Fund)(1)	Touchstone Balanced Fund (Acquiring Fund)(2)
Borrowing Money	The Fund may not borrow money.	The Fund may not borrow money, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.
Senior Securities	The Fund may not issue senior securities.	The Fund may not issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.
Underwriting	The Fund may not underwrite securities of other issuers, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.
The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered an underwriter under the Securities Act of 1933, as amended.

Concentration of Investments	The Fund may not concentrate its investments in a particular industry, as the term “concentrate” is used in the 1940 Act.(3)
The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations.

Real Estate
The Fund may not purchase or sell real estate, except that the Fund may, to the extent permitted by applicable law, purchase, hold and sell securities or other instruments that are directly or indirectly secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of companies that invest in real estate or interests therein, and the Fund may purchase, hold and sell real estate as a result of the ownership of securities or other instruments.

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

	Sentinel Balanced Fund (Target Fund)(1)	Touchstone Balanced Fund (Acquiring Fund)(2)
Commodities	The Fund may not purchase or sell commodities or commodity contracts.
The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

Loans
The Fund may not make loans, provided that this limitation does not affect the ability of the Fund to lend securities, to enter into repurchase agreements or to acquire debt obligations, including without limitation, debt securities, loans, loan participations and assignments, and other forms of debt instruments.

The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering repurchase agreements, lending portfolio securities or investing in loans, including assignments and participation interests.

Diversification	The Fund does not have a fundamental investment limitation concerning diversification.	The Fund does not have a fundamental investment limitation concerning diversification.

(1)
The Target Fund may not, except as permitted by the 1940 Act and the rules and regulations thereunder, or interpretations or exemptive or other relief from the SEC, SEC staff or other authority of competent jurisdiction engage in investment activities that are inconsistent with these fundamental investment limitations.

(2)
Several of the Acquiring Fund’s fundamental investment limitations include the defined term “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief applicable to an Acquiring Fund.

(3)
For purposes of the Target Fund’s fundamental policies, “industry” is based on the Standard & Poor’s and Morgan Stanley Capital International’s Global Industry Classification Standards (“GICS”). Holdings in pooled investment vehicles, such as exchange-traded funds, or other securities that are not classified by GICS will be classified as the Target Funds’ investment advisor deems reasonable based on the primary characteristics of the security.

REORGANIZATION OF THE SENTINEL COMMON STOCK FUND INTO THE TOUCHSTONE LARGE CAP FOCUSED FUND

The fundamental investment limitations of the Sentinel Common Stock Fund and the Touchstone Large Cap Focused Fund are set forth in the table below.

	Sentinel Common Stock Fund (Target Fund)(1)	Touchstone Large Cap Focused Fund (Acquiring Fund)(2)
Borrowing Money	The Fund may not borrow money.	The Fund may not borrow money, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.
Senior Securities	The Fund may not issue senior securities.	The Fund may not issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.
Underwriting	The Fund may not underwrite securities of other issuers, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.
The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered an underwriter under the Securities Act of 1933, as amended.

Concentration of Investments	The Fund may not concentrate its investments in a particular industry, as the term “concentrate” is used in the 1940 Act.(3)
The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations.

Real Estate
The Fund may not purchase or sell real estate, except that the Fund may, to the extent permitted by applicable law, purchase, hold and sell securities or other instruments that are directly or indirectly secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of companies that invest in real estate or interests therein, and the Fund may purchase, hold and sell real estate as a result of the ownership of securities or other instruments.

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

	Sentinel Common Stock Fund (Target Fund)(1)	Touchstone Large Cap Focused Fund (Acquiring Fund)(2)
Commodities	The Fund may not purchase or sell commodities or commodity contracts.
The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

Loans
The Fund may not make loans, provided that this limitation does not affect the ability of the Fund to lend securities, to enter into repurchase agreements or to acquire debt obligations, including without limitation, debt securities, loans, loan participations and assignments, and other forms of debt instruments.

The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering repurchase agreements, lending portfolio securities or investing in loans, including assignments and participation interests.

Diversification	The Fund does not have a fundamental investment limitation concerning diversification.	The Fund does not have a fundamental investment limitation concerning diversification.

(1)
The Target Fund may not, except as permitted by the 1940 Act and the rules and regulations thereunder, or interpretations or exemptive or other relief from the SEC, SEC staff or other authority of competent jurisdiction engage in investment activities that are inconsistent with these fundamental investment limitations.

(2)
Several of the Acquiring Fund’s fundamental investment limitations include the defined term “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief applicable to an Acquiring Fund.

(3)
For purposes of the Target Fund’s fundamental policies, “industry” is based on the Standard & Poor’s and Morgan Stanley Capital International’s Global Industry Classification Standards (“GICS”). Holdings in pooled investment vehicles, such as exchange-traded funds, or other securities that are not classified by GICS will be classified as the Target Funds’ investment advisor deems reasonable based on the primary characteristics of the security.

REORGANIZATION OF THE SENTINEL INTERNATIONAL EQUITY FUND INTO THE TOUCHSTONE INTERNATIONAL EQUITY FUND

The fundamental investment limitations of the Sentinel International Equity Fund and the Touchstone International Equity Fund are set forth in the table below.

	Sentinel International Equity Fund (Target Fund)(1)	Touchstone International Equity Fund (Acquiring Fund)(2)
Borrowing Money	The Fund may not borrow money.	The Fund may not borrow money, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.
Senior Securities	The Fund may not issue senior securities.	The Fund may not issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.
Underwriting	The Fund may not underwrite securities of other issuers, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.
The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered an underwriter under the Securities Act of 1933, as amended.

Concentration of Investments	The Fund may not concentrate its investments in a particular industry, as the term “concentrate” is used in the 1940 Act.(3)
The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations.

Real Estate
The Fund may not purchase or sell real estate, except that the Fund may, to the extent permitted by applicable law, purchase, hold and sell securities or other instruments that are directly or indirectly secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of companies that invest in real estate or interests therein, and the Fund may purchase, hold and sell real estate as a result of the ownership of securities or other instruments.

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

	Sentinel International Equity Fund (Target Fund)(1)	Touchstone International Equity Fund (Acquiring Fund)(2)
Commodities	The Fund may not purchase or sell commodities or commodity contracts.
The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

Loans
The Fund may not make loans, provided that this limitation does not affect the ability of the Fund to lend securities, to enter into repurchase agreements or to acquire debt obligations, including without limitation, debt securities, loans, loan participations and assignments, and other forms of debt instruments.

The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering repurchase agreements, lending portfolio securities or investing in loans, including assignments and participation interests.

Diversification	The Fund does not have a fundamental investment limitation concerning diversification.
The Fund is a “diversified company” as defined in the 1940 Act. This means that the Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

(1)
The Target Fund may not, except as permitted by the 1940 Act and the rules and regulations thereunder, or interpretations or exemptive or other relief from the SEC, SEC staff or other authority of competent jurisdiction engage in investment activities that are inconsistent with these fundamental investment limitations.

(2)
Several of the Acquiring Fund’s fundamental investment limitations include the defined term “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief applicable to an Acquiring Fund.

(3)
For purposes of the Target Fund’s fundamental policies, “industry” is based on the Standard & Poor’s and Morgan Stanley Capital International’s Global Industry Classification Standards (“GICS”). Holdings in pooled investment vehicles, such as exchange-traded funds, or other securities that are not classified by GICS will be classified as the Target Funds’ investment advisor deems reasonable based on the primary characteristics of the security.

REORGANIZATION OF THE SENTINEL SMALL COMPANY FUND INTO THE TOUCHSTONE SMALL COMPANY FUND

The fundamental investment limitations of the Sentinel Small Company Fund and the Touchstone Small Company Fund are set forth in the table below.

	Sentinel Small Company Fund (Target Fund)(1)	Touchstone Small Company Fund (Acquiring Fund)(2)
Borrowing Money	The Fund may not borrow money.	The Fund may not borrow money, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.
Senior Securities	The Fund may not issue senior securities.	The Fund may not issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.
Underwriting	The Fund may not underwrite securities of other issuers, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.
The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered an underwriter under the Securities Act of 1933, as amended.

Concentration of Investments	The Fund may not concentrate its investments in a particular industry, as the term “concentrate” is used in the 1940 Act.(3)
The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations.

Real Estate
The Fund may not purchase or sell real estate, except that the Fund may, to the extent permitted by applicable law, purchase, hold and sell securities or other instruments that are directly or indirectly secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of companies that invest in real estate or interests therein, and the Fund may purchase, hold and sell real estate as a result of the ownership of securities or other instruments.

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

	Sentinel Small Company Fund (Target Fund)(1)	Touchstone Small Company Fund (Acquiring Fund)(2)
Commodities	The Fund may not purchase or sell commodities or commodity contracts.
The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

Loans
The Fund may not make loans, provided that this limitation does not affect the ability of the Fund to lend securities, to enter into repurchase agreements or to acquire debt obligations, including without limitation, debt securities, loans, loan participations and assignments, and other forms of debt instruments.

The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering repurchase agreements, lending portfolio securities or investing in loans, including assignments and participation interests.

Diversification	The Fund does not have a fundamental investment limitation concerning diversification.
The Fund is a “diversified company” as defined in the 1940 Act. This means that the Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

(1)
The Target Fund may not, except as permitted by the 1940 Act and the rules and regulations thereunder, or interpretations or exemptive or other relief from the SEC, SEC staff or other authority of competent jurisdiction engage in investment activities that are inconsistent with these fundamental investment limitations.

(2)
Several of the Acquiring Fund’s fundamental investment limitations include the defined term “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief applicable to an Acquiring Fund.

(3)
For purposes of the Target Fund’s fundamental policies, “industry” is based on the Standard & Poor’s and Morgan Stanley Capital International’s Global Industry Classification Standards (“GICS”). Holdings in pooled investment vehicles, such as exchange-traded funds, or other securities that are not classified by GICS will be classified as the Target Funds’ investment advisor deems reasonable based on the primary characteristics of the security.

EXHIBIT C:  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The shareholders of each Target Fund at the close of business on the Record Date will be entitled to be present and vote at the Special Meeting with respect to shares of the Target Funds owned as of the Record Date.  As of the Record Date, the total number of shares of each class of the Target Funds outstanding and entitled to vote and the corresponding number of votes was as set forth in the table below.  As of the Record Date, there were no Class T shareholders of any Target Fund.

Target Fund and Share Class	Number of Shares	Net Asset Value/Number of Votes
Sentinel Government Securities Fund
Class A	14,022,089.807	136,660,418.515
Class C	1,548,865.362	15,116,925.933
Class I	2,182,487.787	21,301,080.801
Total	17,733,445.210	173,078,425.250
Sentinel Total Return Bond Fund
Class A	5,410,466.995	56,647,589.438
Class C	1,906,710.209	19,886,987.480
Class I	14,763,261.869	154,718,984.387
Class R3	59,626.674	624,291.277
Class R6	59,830.272	627,021.251
Total	22,199,896.019	232,504,873.832
Sentinel Low Duration Bond Fund
Class A	10,123,763.643	85,950,753.329
Class I	2,080,503.837	17,705,087.653
Class S	22,303,483.767	189,802,646.857
Total	34,507,751.247	293,458,487.839
Sentinel Multi-Asset Income Fund
Class A	9,022,192.459	112,867,627.662
Class C	7,268,941.580	90,352,943.839
Class I	5,393,455.428	67,256,389.187
Total	21,684,589.467	270,476,960.689
Sentinel Sustainable Core Opportunities Fund
Class A	15,400,324.550	358,509,632.261
Class I	1,246,129.313	29,122,042.045
Total	16,646,027.606	387,631,674.306

Target Fund and Share Class	Number of Shares	Net Asset Value/Number of Votes
Sentinel Balanced Fund
Class A	12,951,708.253	274,317,180.799
Class C	2,227,434.451	47,288,433.395
Class I	1,011,476.231	21,301,689.425
Total	16,190,618.935	342,907,303.618
Sentinel Common Stock Fund
Class A	30,603,929.465	1,366,159,411.318
Class C	1,950,350.544	82,967,912.142
Class I	12,675,540.426	565,582,613.808
Class R6	841,044.352	37,586,272.091
Total	46,070,864.787	2,052,296,209.358
Sentinel International Equity Fund
Class A	7,057,005.297	130,695,738.100
Class C	410,092.933	7,172,525.398
Class I	3,542,075.741	64,890,827.575
Total	11,009,173.971	202,759,091.074
Sentinel Small Company Fund
Class A	131,012,070.981	678,642,527.682
Class C	33,719,623.488	108,914,383.866
Class I	61,586,764.412	344,885,880.707
Class R6	7,988,329.566	42,018,613.517
Total	234,306,788.447	1,174,461,405.772

As of the Record Date, the Officers and Directors of the Sentinel Funds owned less than 1% of any class of any Target Fund.  As of the Record Date, the Officers and Trustees of the Touchstone Funds owned less than 1% of any class of any Acquiring Fund that is an Operating Fund.  For each Fund, the following tables set forth the percentage of ownership of each person who, as of the Record Date, owns of record, or is known by the Fund to own of record or beneficially, 5% or more of the indicated class of shares of the Fund. The tables also set forth the estimated percentage of shares of each class of a Fund that would have been owned by such parties assuming the Fund’s Reorganization(s) had occurred on the Record Date.  A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” the Fund as defined in the 1940 Act and may be able to determine the outcome of a shareholder meeting.  Such control may affect the voting rights of other shareholders.

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
Sentinel Government Securities Fund
Class A
	MERRILL LYNCH PIERCE FENNER FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN PHYSICAL TEAM 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	862,617.004	6.15%	5.24%
Class C
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	99,707.332	6.44%	4.87%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ATTN: COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	109,153.181	7.05%	5.33%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 23RD FLOOR JERSEY CITY NJ 07311	173,696.541	11.21	8.48%
	PERSHING LLC1 PERSHING PLZ JERSEY CITY NJ 07399-0002	187,743.600	12.12%	9.16%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	215,065.103	13.89%	10.49%
	MERRILL LYNCH PIERCE FENNERFOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN PHYSICAL TEAM 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	217,844.008	14.06%	10.63%
Class I
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	171,370.961	7.85%	1.75%
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	1,242,736.509	56.94%	12.68%

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
Sentinel Total Return Bond Fund
Class A
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	394,653.532	7.29%	5.14%
	CHARLES SCHWAB & CO., INC. ATTN: MUTUAL FUND OPS 211 MAIN ST SAN FRANCISCO CA 94105-1905	556,440.324	10.28%	7.24%
	PERSHING LLC1 PERSHING PLZ JERSEY CITY NJ 07399-0002	760,650.116	14.06%	9.90%
Class C
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1901	107,641.196	5.65%	4.53%
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	140,842.223	7.39%	5.93%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 23RD FLOOR JERSEY CITY NJ 07311	197,349.917	10.35%	8.31%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ATTN: COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	246,931.914	12.95%	10.40%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	288,657.014	15.14%	12.15%
	PERSHING LLC1 PERSHING PLZ JERSEY CITY NJ 07399-0002	327,308.159	17.17%	13.78%

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
Class I
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 23RD FLOOR JERSEY CITY NJ 07311	899,110.132	6.09%	4.11%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS DEPT 211 MAIN STREET SAN FRANCISCO CA 94105-1905	1,274,862.443	8.64%	5.83%
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	1,717,013.345	11.63%	7.86%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,970,199.648	13.35%	9.01%
	NATIONAL LIFE INSURANCE CO SEPARATE ACCOUNT II ATTN NANCY LECLERC INVESTMENT ACCT G DEPT 1 NATIONAL LIFE DRIVE MONTPELIER VT 05602-3377	2,683,986.977	18.18%	12.28%
Class R3
	LIFE INSURANCE COMPANY OF THE SOUTHWEST ATTN JENNIFER GOCHEY M415 1 NATIONAL LIFE DR MONTPELIER VT 05604-1000	59,626.674	100.00%	2.56%
Class R6
	LIFE INSURANCE COMPANY OF THE SOUTHWEST ATTN JENNIFER GOCHEY M415 1 NATIONAL LIFE DR MONTPELIER VT 05604-1000	59,830.272	100.00%	0.84%
Sentinel Low Duration Bond Fund
Class A
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 23RD FLOOR JERSEY CITY NJ 07311	650,838.984	6.43%	5.71%
	PERSHING LLC1 PERSHING PLZ JERSEY CITY NJ 07399-0002	658,246.377	6.50%	5.78%

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	788,950.142	7.79%	6.92%
Class I
	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPT 211 MAIN STREET SAN FRANCISCO CA 94105-1905	139,415.835	6.70%	0.48%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 23RD FLOOR JERSEY CITY NJ 07311	210,855.547	10.13%	0.73%
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	342,801.312	16.48%	1.19%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	364,084.793	17.50%	1.26%
	LIFE INSURANCE COMPANY OF THE SOUTHWEST ATTN JENNIFER GOCHEY M415 1 NATIONAL LIFE DR MONTPELIER VT 05604-1000	540,553.564	25.98%	1.87%
Class S
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1901	1,133,401.432	5.08%	5.08%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ATTN: COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	1,203,449.082	5.40%	5.40%
	PERSHING LLC1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1,231,197.012	5.52%	5.52%
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	2,094.339.592	9.39%	9.39%

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5,929,725.439	26.59%	26.59%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 23RD FLOOR JERSEY CITY NJ 07311	6,651,408.624	29.82%	29.82%
Sentinel Multi-Asset Income Fund
Class A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	522,284.340	5.79%	3.94%
	PERSHING LLC1 PERSHING PLZJERSEY CITY NJ 07399-0002	699,067.254	7.75%	5.28%
	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	375,253.991	5.16%	3.22%
	PERSHING LLC1 PERSHING PLZ JERSEY CITY NJ 07399-0002	523,552.255	7.20%	4.49%
Class C
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 23RD FLOOR JERSEY CITY NJ 07311	931,463.146	12.81%	7.99%
	MERRILL LYNCH PIERCE FENNERFOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN PHYSICAL TEAM 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	992,784.028	13.66%	8.51%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ATTN: COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	1,029,698.519	14.17%	8.83%

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,062,386.242	14.62%	9.11%
Class I
	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	343,139.509	6.36%	0.75%
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	397,431.997	7.37%	0.87%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 23RD FLOOR JERSEY CITY NJ 07311	482,314.894	8.94%	1.06%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ATTN: COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	538,294.341	9.98%	1.18%
	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF IT CUST ATTN PHYSICAL TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	1,074,158.381	19.92%	2.35%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,195,152.054	22.16%	2.62%
Sentinel Sustainable Core Opportunities Fund
Class A
	NONE
Class I
	RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	66,480.114	0.43%	0.24%

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	69,421.063	0.45%	0.25%
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	89,074.053	0.58%	0.32%
	NLV FINANCIAL ATTN: JENNIFER GOCHEY 1 NATIONAL LIFE DR MONTPELIER VT 05602-3377	95,798.190	0.62%	0.35%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	112,960.824	0.73%	0.41%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	118,113.685	0.77%	0.43%
Sentinel Balanced Fund
Class A
	NONE
Class C
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFS I 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	123,275.180	5.53%	5.53%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 23RD FLOOR JERSEY CITY NJ 07311	174,787.588	7.85%	7.85%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ATTN: COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	180,700.847	8.11%	8.11%
	PERSHING LLC1 PERSHING PLZ JERSEY CITY NJ 07399-0002	282,270.506	12.67%	12.67%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	320,560.964	14.39%	14.39%

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
Class I
	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	61,708.374	5.91%	5.91%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 23RD FLOOR JERSEY CITY NJ 07311	61,700.217	5.91%	5.91%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ATTN: COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	78,564.549	7.52%	7.52%
	LIFE INSURANCE COMPANY OF THE SOUTHWEST ATTN JENNIFER GOCHEY M4151 NATIONAL LIFE DR MONTPELIER VT 05604-1000	85,439.312	8.18%	8.18%
	ASCENSUS TRUST COMPANY FBOWESTMONT GROUP EMPLOYEES' 401(K) P.O. BOX 10758 FARGO ND 58106-0758	94,168.076	9.02%	9.02%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	170,117.183	16.29%	16.29%
Sentinel Common Stock Fund
Class A
	NONE
Class C
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 23RD FLOOR JERSEY CITY NJ 07311	148,971.654	7.64%	7.64%
	PERSHING LLC1 PERSHING PLZ JERSEY CITY NJ 07399-0002	420,196.419	21.54%	21.54%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ATTN: COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	474,884.520	24.35%	24.35%

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
Class I
	STANDARD INSURANCE COMPANY 1100 SW 6TH AVE ATTN SEP ACCT P11D PORTLAND OR 97204-1093	639,670.733	5.05%	5.05%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1905	733,959.536	5.79%	5.79%
	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF IT CUST ATTN PHYSICAL TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	902,341.794	7.12%	7.12%
	MARIL & CO FBO 5A M&I TRUST CO NA ATTN MUTUAL FUNDS 11270 W PARK PL STE 400 MILWAUKEE WI 53224-3638	1,089,325.806	8.59%	8.59%
	NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	3,342,688.198	26.37%	26.37%
Class R6
	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST SUITE 100 WESTWOOD MA 02090-2324	48,688.073	5.79%	5.79%
	NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN COVINGTON KY 41015-1987	746,484.164	88.76%	88.76%
Sentinel International Equity Fund
Class A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	521,772.540	7.39%	7.39%

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
Class C
	PERSHING LLC1 PERSHING PLZ JERSEY CITY NJ 07399-0002	21,822.200	5.32%	5.32%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ATTN: COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	33,418.883	8.15%	8.15%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	37,543.324	9.15%	9.15%
Class I
	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA 1-07-11 COLUMBUS OH 43215-2226	184,819.967	5.22%	5.22%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	189,830.063	5.36%	5.36%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 23RD FLOOR JERSEY CITY NJ 07311	215,264.547	6.08%	6.08%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ATTN: COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	283,328.266	8.00%	8.00%
	PIMS/PRUDENTIAL RETIREMENTAS NOMINEE FOR THE TTEE/CUST PL 111 NATIONAL LIFE GROUP 401(K) PLAN 1 NATIONAL LIFE DRIVE MONTPELIER VT 05602-3377	353,877.355	9.99%	9.99%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	522,309.609	14.75%	14.75%

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	552,907.142	15.61%	15.61%
Sentinel Small Company Fund
Class A
	PERSHING LLC1 PERSHING PLZ JERSEY CITY NJ 07399-0002	8,957,022.924	6.84%	6.84%
Class C
	RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	2,241,639.421	6.65%	6.65%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,989,285.408	8.87%	8.87%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 23RD FLOOR JERSEY CITY NJ 07311	3,560,787.215	10.56%	10.56%
	PERSHING LLC1 PERSHING PLZ JERSEY CITY NJ 07399-0002	4,927,896.366	14.61%	14.61%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ATTN: COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	6,462,848.750	19.17%	19.17%
Class I
	NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	3,383,015.938	5.49%	5.49%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	3,919,330.413	6.36%	6.36%

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF IT CUST ATTN PHYSICAL TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	9,351,129.234	15.18%	15.18%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1901	10,754,224.999	17.46%	17.46%
Class R6
	TIAA-CREF TRUST CO. CUST/TTEE FBO:RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	780,101.348	9.77%	9.77%
	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	963,024.440	12.06%	12.06%
	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	4,189,798.062	52.45%	52.45%

Acquiring Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Acquiring Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
Touchstone Active Bond Fund
Class A
	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	114,301.135	5.09%	0.55%

Acquiring Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Acquiring Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
Class C
	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	118,478.212	23.51%	2.88%
	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	68,853.401	13.67%	1.67%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	67,425.479	13.38%	1.64%
	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	61,650.952	12.24%	1.50%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	38,474.363	7.64%	0.94%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	25,659.994	5.09%	0.62%
Class Y
	FIFTH THIRD BANK TTEE FBO WESTERN & SOUTHERN LIFE INS CO 401K SAVINGS PLAN 8515 E ORCHARD RD 2T2 CENTENNIAL CO 80111	1,739,835.641	24.54%	7.27%
	BAND & CO C/O US BANK NA 1555 N. RIVERCENTER DRIVE STE. 302 MILWAUKEE WI 53212	1,380,191.079	19.46%	5.76%
	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUND DEPARTMENT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	603,591.351	8.51%	2.52%

Acquiring Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Acquiring Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
Touchstone Ultra Short Duration Fixed Income Fund
Class A
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	138,223.035	11.92%	1.33%
	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	117,879.794	10.16%	1.13%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	82,494.614	7.11%	0.79%
	AMERICAN ENTERPRISE INV SVCS 707 2ND AVENUE SOUTH MINNEAPOLIS, MN 55402	80,927.963	6.98%	0.78%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	58,197.075	5.02%	0.56%
Class Y
	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	6,984,779.317	28.48%	26.43%

Acquiring Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Acquiring Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	5,614,621.244	22.89%	21.24%
	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUND DEPARTMENT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,012,304.331	8.20%	7.61%
Touchstone Flexible Income Fund
Class A
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	944,285.504	19.55%	6.24%
	NFS LLC FEBO THE COMMERCIAL TRAFFIC COMPANY ALLAN J MINER 5/3 COLLATERAL 12487 PLAZA DR PARMA OH 44130	594,829.396	12.31%	3.93%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	448,085.049	9.28%	2.96%
	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	425,785.695	8.82%	2.81%
	ATTN MUTUAL FUND OPS CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	397,997.787	8.24%	2.63%

Acquiring Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Acquiring Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	280,827.226	5.81%	1.85%
Class C
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	1,604,367.096	31.82%	11.95%
	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	813,466.161	16.14%	6.06%
	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	520,935.721	10.33%	3.88%
	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	388,326.251	7.70%	2.89%
Class Y
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	7,353,389.811	16.16%	14.20%
	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5,036.397.580	11.07%	9.73%

Acquiring Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Acquiring Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	4,448,554.581	9.78%	8.59%
	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	3,473,112.663	7.63%	6.71%
	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	2,946,346.728	6.48%	5.69%
Touchstone Sustainability and Impact Equity Fund
Class A
	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMINISTRATION 97B46 4800 DEER LAKE FLOOR DR EAST 2RD JACKSONVILLE FL 32246	502,573.853	9.24%	2.39%
	CHARLES SCHWAB & COMPANY INC CUST SPL CUSTODY BNFT ATTN MUTUAL FUND DEPARTMENT 101 MONTGOMERY ST SAN FRANCISCO CA 94104	500,509.494	9.20%	2.38%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	429,077.046	7.89%	2.04%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	312,764.217	5.75%	1.49%

Acquiring Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Acquiring Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
Class Y
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	2,515,684.597	46.15%	20.49%
	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	477,615.203	8.76%	3.89%
	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	427,411.605	7.84%	3.48%
	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	347,424.208	6.37%	2.83%

EXHIBIT D:  PRIOR PERFORMANCE FOR SIMILAR ACCOUNTS MANAGED BY FORT WASHINGTON FOR THE TOUCHSTONE LARGE CAP FOCUSED FUND

The following table sets forth composite performance data relating to the historical performance of all accounts managed by Fort Washington for the periods indicated with investment objectives, policies, strategies, and risks substantially similar to those of the Touchstone Large Cap Focused Fund. The data is provided to illustrate the past performance of the sub-advisor in managing substantially similar accounts and does not represent the performance of the Touchstone Funds.

Performance Comparison
 Fort Washington Large Cap Focused Equity Composite

Average Annual Total Returns
 For the period ended June 30, 2017

	1 Year	3 Years	Since Composite Inception (10/1/2013)
Fort Washington Large Cap Focused Equity Strategy	16.72%	9.24%	12.79%
Standard & Poor’s 500 Index (reflects no deductions for fees, expenses or taxes)	17.90%	9.61%	12.58%

The Large Cap Focused Equity Composite (the “Composite”), which is managed by Fort Washington, represents the investment performance track record of Fort Washington’s large cap focused equity strategy, which is the strategy that will be used to manage the Touchstone Large Cap Focused Fund, in two accounts — one affiliated account and one unaffiliated account. The accounts comprising the Composite are not subject to the same types of expenses to which the Touchstone Large Cap Focused Fund is subject, certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended. Thus, the performance results for the Composite could have been adversely affected if the account had been regulated as an investment company under federal securities and tax laws.

The Composite’s returns are net of actual fees and expenses and reflect the reinvestment of all income. Actual fees are not reflective of the expenses of the Touchstone Funds and may vary depending on, among other things, the applicable fee schedule and portfolio size.  All returns are expressed in U.S. dollars.  Past performance of the Composite is not indicative of future results. As with any investment there is always the potential for gains as well as the possibility of losses.
D-1

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SENTINEL GROUP FUNDS, INC. SENTINEL MULTI-ASSET INCOME FUND JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 13, 2017	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF SENTINEL GROUP FUNDS, INC. The undersigned shareholder(s) of Sentinel Multi-Asset Income Fund, a series of Sentinel Group Funds, Inc., revoking previous proxies, hereby appoints Gregory D. Teese and Lisa F. Muller, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Sentinel Multi-Asset Income Fund which the undersigned is entitled to vote, at the Joint Special Meeting of Shareholders to be held on September 13, 2017, at 11:00 a.m., Eastern time, at the offices of Sentinel Group Funds, Inc., One National Life Drive, Montpelier, Vermont 05604, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Special Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Sentinel Multi-Asset Income Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

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Date	E31564-S59704

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for

Sentinel Multi-Asset Income Fund

Shareholders Meeting to Be Held on September 13, 2017.

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    █

1.	To approve an Agreement and Plan of Reorganization (the “Plan”) providing for (i) the transfer of all the assets of Sentinel Multi-Asset Income Fund (the “Target Fund”), a series of Sentinel Group Funds, Inc., to Touchstone Flexible Income Fund (the “Acquiring Fund”), a series of Touchstone Strategic Trust, in exchange solely for shares of the Acquiring Fund as set forth in the Plan and the assumption by the Acquiring Fund of all the liabilities (other than certain excluded liabilities) of the Target Fund, as described in the Plan; (ii) the pro rata distribution, by class, to the Target Fund’s shareholders of the shares of the Acquiring Fund as set forth in the Plan; and (iii) the termination of the Target Fund.	FOR ☐	AGAINST ☐	ABSTAIN ☐

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SENTINEL GROUP FUNDS, INC. SENTINEL SUSTAINABLE CORE OPPORTUNITIES FUND JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 13, 2017	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF SENTINEL GROUP FUNDS, INC. The undersigned shareholder(s) of Sentinel Sustainable Core Opportunities Fund, a series of Sentinel Group Funds, Inc., revoking previous proxies, hereby appoints Gregory D. Teese and Lisa F. Muller, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Sentinel Sustainable Core Opportunities Fund which the undersigned is entitled to vote, at the Joint Special Meeting of Shareholders to be held on September 13, 2017, at 11:00 a.m., Eastern time, at the offices of Sentinel Group Funds, Inc., One National Life Drive, Montpelier, Vermont 05604, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Special Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Sentinel Sustainable Core Opportunities Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxyvote.com VOTE VIA THE TELEPHONE: 1-800-690-6903

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

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Date	E31566-S59704

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for

Sentinel Sustainable Core Opportunities Fund

Shareholders Meeting to Be Held on September 13, 2017.

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:      █

1.	To approve an Agreement and Plan of Reorganization (the Plan”) providing for (i) the transfer of all the assets of Sentinel Sustainable Core Opportunities Fund (the “Target Fund”), a series of Sentinel Group Funds, Inc., to Touchstone Sustainability and Impact Equity Fund (the “Acquiring Fund”), a series of Touchstone Strategic Trust, in exchange solely for shares of the Acquiring Fund as set forth in the Plan and the assumption by the Acquiring Fund of all the liabilities (other than certain excluded liabilities) of the Target Fund, as described in the Plan; (ii) the pro rata distribution, by class, to the Target Fund’s shareholders of the shares of the Acquiring Fund as set forth in the Plan; and (iii) the termination of the Target Fund.	FOR ☐	AGAINST ☐	ABSTAIN ☐

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SENTINEL GROUP FUNDS, INC. SENTINEL BALANCED FUND JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 13, 2017	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF SENTINEL GROUP FUNDS, INC. The undersigned shareholder(s) of Sentinel Balanced Fund, a series of Sentinel Group Funds, Inc., revoking previous proxies, hereby appoints Gregory D. Teese and Lisa F. Muller, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Sentinel Balanced Fund which the undersigned is entitled to vote, at the Joint Special Meeting of Shareholders to be held on September 13, 2017, at 11:00 a.m., Eastern time, at the offices of Sentinel Group Funds, Inc., One National Life Drive, Montpelier, Vermont 05604, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Special Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Sentinel Balanced Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

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Date	E31568-S59704

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for

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Shareholders Meeting to Be Held on September 13, 2017.

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:      █

1.	To approve an Agreement and Plan of Reorganization (the “Plan”) providing for (i) the transfer of all the assets of Sentinel Balanced Fund (the “Target Fund”), a series of Sentinel Group Funds, Inc. to Touchstone Balanced Fund (the “Acquiring Fund”), a series of Touchstone Strategic Trust, in exchange solely for shares of the Acquiring Fund as set forth in the Plan and the assumption by the Acquiring Fund of all the liabilities (other than certain excluded liabilities) of the Target Fund, as described in the Plan; (ii) the pro rata distribution, by class, to the Target Fund’s shareholders of the shares of the Acquiring Fund as set forth in the Plan; and (iii) the termination of the Target Fund.	FOR ☐	AGAINST ☐	ABSTAIN ☐

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SENTINEL GROUP FUNDS, INC. SENTINEL COMMON STOCK FUND JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 13, 2017	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF SENTINEL GROUP FUNDS, INC. The undersigned shareholder(s) of Sentinel Common Stock Fund, a series of Sentinel Group Funds, Inc., revoking previous proxies, hereby appoints Gregory D. Teese and Lisa F. Muller, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Sentinel Common Stock Fund which the undersigned is entitled to vote, at the Joint Special Meeting of Shareholders to be held on September 13, at 11:00 a.m., Eastern time, at the offices of Sentinel Group Funds, Inc., One National Life Drive, Montpelier, Vermont 05604, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Special Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Sentinel Common Stock Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

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Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

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Date	E31570-S59704

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for

Sentinel Common Stock Fund

Shareholders Meeting to Be Held on September 13, 2017.

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YOU NEED NOT RETURN THIS PROXY CARD

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:      █

1.	To approve an Agreement and Plan of Reorganization (the “Plan”) providing for (i) the transfer of all the assets of Sentinel Common Stock Fund (the “Target Fund”), a series of Sentinel Group Funds, Inc., to Touchstone Large Cap Focused Fund (the “Acquiring Fund”), a series of Touchstone Strategic Trust, in exchange solely for shares of the Acquiring Fund as set forth in the Plan and the assumption by the Acquiring Fund of all the liabilities (other than certain excluded liabilities) of the Target Fund, as described in the Plan; (ii) the pro rata distribution, by class, to the Target Fund’s shareholders of the shares of the Acquiring Fund as set forth in the Plan; and (iii) the termination of the Target Fund.	FOR ☐	AGAINST ☐	ABSTAIN ☐

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SENTINEL GROUP FUNDS, INC. SENTINEL INTERNATIONAL EQUITY FUND JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 13, 2017	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF SENTINEL GROUP FUNDS, INC. The undersigned shareholder(s) of Sentinel International Equity Fund, a series of Sentinel Group Funds, Inc., revoking previous proxies, hereby appoints Gregory D. Teese and Lisa F. Muller, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Sentinel International Equity Fund which the undersigned is entitled to vote, at the Joint Special Meeting of Shareholders to be held on September 13, 2017, at 11:00 a.m., Eastern time, at the offices of Sentinel Group Funds, Inc., One National Life Drive, Montpelier, Vermont 05604, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Special Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Sentinel International Equity Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

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Signature and Title, if applicable

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Date	E31572-S59704

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for

Sentinel International Equity Fund

Shareholders Meeting to Be Held on September 13, 2017.

The Joint Proxy Statement/Prospectus for this meeting is available at:

Sentinelinvestments.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:      █

1.	To approve an Agreement and Plan of Reorganization (the “Plan”) providing for (i) the transfer of all the assets of Sentinel International Equity Fund (the “Target Fund”), a series of Sentinel Group Funds, Inc., to Touchstone International Equity Fund (the “Acquiring Fund”), a series of Touchstone Strategic Trust, in exchange solely for shares of the Acquiring Fund as set forth in the Plan and the assumption by the Acquiring Fund of all the liabilities (other than certain excluded liabilities) of the Target Fund, as described in the Plan; (ii) the pro rata distribution, by class, to the Target Fund’s shareholders of the shares of the Acquiring Fund as set forth in the Plan; and (iii) the termination of the Target Fund.	FOR ☐	AGAINST ☐	ABSTAIN ☐

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Please detach at perforation before mailing.

SENTINEL GROUP FUNDS, INC. SENTINEL SMALL COMPANY FUND JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 13, 2017	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF SENTINEL GROUP FUNDS, INC. The undersigned shareholder(s) of Sentinel Small Company Fund, a series of Sentinel Group Funds, Inc., revoking previous proxies, hereby appoints Gregory D. Teese and Lisa F. Muller, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Sentinel Small Company Fund which the undersigned is entitled to vote, at the Joint Special Meeting of Shareholders to be held on September 13, 2017, at 11:00 a.m., Eastern time, at the offices of Sentinel Group Funds, Inc., One National Life Drive, Montpelier, Vermont 05604, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Special Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Sentinel Small Company Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxyvote.com VOTE VIA THE TELEPHONE: 1-800-690-6903

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	E31574-S59704

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for

Sentinel Small Company Fund

Shareholders Meeting to Be Held on September 13, 2017.

The Joint Proxy Statement/Prospectus for this meeting is available at:

Sentinelinvestments.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:      █

1.	To approve an Agreement and Plan of Reorganization (the “Plan”) providing for (i) the transfer of all the assets of Sentinel Small Company Fund (the “Target Fund”), a series of Sentinel Group Funds, Inc., to Touchstone Small Company Fund (the “Acquiring Fund”), a series of Touchstone Strategic Trust, in exchange solely for shares of the Acquiring Fund as set forth in the Plan and the assumption by the Acquiring Fund of all the liabilities (other than certain excluded liabilities) of the Target Fund, as described in the Plan; (ii) the pro rata distribution, by class, to the Target Fund’s shareholders of the shares of the Acquiring Fund as set forth in the Plan; and (iii) the termination of the Target Fund.	FOR ☐	AGAINST ☐	ABSTAIN ☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

STATEMENT OF ADDITIONAL INFORMATION
RELATING TO THE REORGANIZATION OF THE
TARGET FUNDS AND ACQUIRING FUNDS
 (AS DEFINED BELOW)

TOUCHSTONE STRATEGIC TRUST
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
 800.543.0407

and

SENTINEL GROUP FUNDS, INC.
One National Life Drive
Montpelier, Vermont 05604
 800.282.3863

July 27, 2017

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Joint Proxy Statement/Prospectus dated July 27, 2017 relating specifically to the reorganization of each of Sentinel Multi-Asset Income Fund and Sentinel Sustainable Core Opportunities Fund (each a “Target Fund” and collectively, the “Target Funds”), each a series of Sentinel Group Funds, Inc. (“Sentinel Funds”), into a corresponding mutual fund advised by Touchstone Advisors, Inc. (“Touchstone Advisors”) as set forth in the table below under the heading Acquiring Funds (each an “Acquiring Fund” and collectively, the “Acquiring Funds”).

Target Funds	Acquiring Funds
Sentinel Multi-Asset Income Fund	Touchstone Flexible Income Fund
Sentinel Sustainable Core Opportunities Fund	Touchstone Sustainability and Impact Equity Fund

This SAI and the related Joint Proxy Statement/Prospectus are provided for use in connection with the joint special meeting of shareholders of the Target Funds to be held at the offices of the Sentinel Funds, One National Life Drive, Montpelier, Vermont 05604, on September 13, 2017 at 11 a.m., Eastern time, and any adjournment or postponement thereof (the “Special Meeting”).  At the Special Meeting, shareholders of each Target Fund will be asked to approve the reorganization (the “Reorganization”) of such Target Fund into the corresponding Acquiring Fund as described in the Joint Proxy Statement/Prospectus.  The Target Funds and the Acquiring Funds are referred to herein individually as a “Fund” and collectively as the “Funds.”  Copies of the Joint Proxy Statement/Prospectus may be obtained at no charge by calling or writing to Sentinel Group Funds, Inc. or Touchstone Strategic Trust at the addresses shown above or the telephone number set forth above.

Further information about the Funds is contained in each Fund’s Statement of Additional Information.  The Acquiring Funds’ Statement of Additional Information, dated July 30, 2016, (as filed July 28, 2016) (File Nos. 002-80859 and 811-03651), as supplemented through the date of this SAI, is incorporated herein by reference only insofar as it relates to the Acquiring Funds.  The Target Funds’ Statement of Additional Information, dated March 30, 2017 (as filed March 30, 2017) (File Nos. 002-10685 and 811-00214), as supplemented through the date of this SAI, is incorporated herein by reference only insofar as it relates to the Target Funds.  No other parts are incorporated by reference herein.

The audited financial statements and related independent registered public accounting firm’s report for the Acquiring Funds are contained in the Acquiring Funds’ Annual Report for the fiscal year ended March 31, 2017 (as filed May 31, 2017) (File No. 811-00214), which is incorporated herein by reference only insofar as they relate to the Acquiring Funds.  No other parts of the Acquiring Funds’ Annual Report are incorporated by reference herein.

The audited financial statements and related independent registered public accounting firm’s report for the Target Funds are contained in the Target Funds’ Annual Report for the fiscal year ended November 30, 2016 (as filed February 6, 2017) (File No. 811-00214), which is incorporated herein by reference only insofar as they relate to the Target Funds.  No other parts of the Target Fund’s Annual Report are incorporated by reference herein.

The date of this Statement of Additional Information is July 27, 2017.
S-2

Appendix A

 Pro Forma Financial Information (Unaudited)

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the reorganization of each Sentinel Fund into the corresponding Touchstone Fund (each, a “Reorganization” and collectively, the “Reorganizations”) had been consummated.  Each Reorganization will consist of (i) the transfer of all the assets of the Sentinel Fund to the corresponding Touchstone Fund in exchange solely for shares of the Touchstone Fund as set forth in the table below and the assumption by the Touchstone Fund of the liabilities (other than certain excluded liabilities) of the Sentinel Fund, as described in an Agreement and Plan of Reorganization; (ii) the pro rata distribution, by class, to the Sentinel Fund’s shareholders of the shares of the corresponding Touchstone Fund as set forth in the table below; and (iii) the termination of the Sentinel Fund.

Sentinel Funds	Touchstone Funds
Sentinel Multi-Asset Income Fund	Touchstone Flexible Income Fund, a series of Touchstone Strategic Trust
Sentinel Sustainable Core Opportunities Fund	Touchstone Sustainability and Impact Equity Fund, a series of Touchstone Strategic Trust

These pro forma numbers have been estimated in good faith based on information provided by the Sentinel Funds as of and for the twelve months ended March 31, 2017 for the Sentinel Funds.  The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Sentinel Funds and the Touchstone Funds, which are available in their annual shareholder reports.

Pro Forma Financial Statements for the Reorganization of Sentinel Multi-Asset Income Fund into the Touchstone Flexible Income Fund

Pro Forma Statement of Assets and Liabilities

As of March 31, 2017 (Unaudited)

	Sentinel Multi Asset Income Fund	Touchstone Flexible Income Fund	Pro Forma Adjustments		Proforma Combined Touchstone Flexible Income Fund
Assets
Investments, at cost	$296,791,786	$661,038,630	(119,335	)(1)	$957,711,081
Investments, at market value (A)	$301,303,019	$669,825,450	(119,335	)(1)	$971,009,134
Cash deposits held at prime broker(B)	-	3,382,590			3,382,590
Dividends and interest receivable	1,664,280	4,992,499			6,656,779
Receivable for capital shares sold	401,631	4,060,061			4,461,692
Receivable for investments sold	3,188	386,149			389,337
Receivable for variation margin on futures contracts	-	119,100			119,100
Receivable for securities lending income	14,812	776			15,588
Tax reclaim receivable	12,149	18,713			30,862
Other assets	-	37,503			37,503
Total Assets	303,399,079	682,822,841	(119,335)		986,102,585

Liabilities
Bank Overdrafts	-	2,678			2,678
Cash deposits held for prime broker(C)	-	417			417
Written options, at market value (D)	-	54,000			54,000
Unrealized depreciation on forward foreign currency contracts	-	93,426			93,426
Payable to Transfer Agent	33,034	151,594			184,628
Payable for return of collateral for securities on loan	-	7,135,173			7,135,173
Payable for capital shares redeemed	480,669	1,624,410			2,105,079
Payable for investments purchased	7,392,694	-			7,392,694

	Sentinel Multi Asset Income Fund		Touchstone Flexible Income Fund		Pro Forma Adjustments		Proforma Combined Touchstone Flexible Income Fund
Payable for variation margin on futures contracts	-		15,114				15,114
Payable to Investment Advisor	134,400		356,026				490,426
Payable to other affiliates	116,911		79,222				196,133
Payable to Trustees and Compliance Fees	1,154		3,920				5,074
Payable for Professional Services	33,641		49,876				83,517
Deferred Compensation	119,335		-		(119,335	)(1)	-
Other accrued expenses and liabilities	28,038		36,664				64,702
Total Liabilities	8,339,876		9,602,520		(119,335)		17,823,061

Net Assets	$295,059,203		$673,220,321		-		$968,279,524

Net assets consist of:
Paid-in capital	$291,006,955		$676,671,046				$967,678,001
Accumulated net investment income (loss)	(142,352)		924,067				781,715
Accumulated net realized gains (losses) on investments, futures contracts, written options, swap agreements, securities sold short and foreign currency transactions	(315,048)		(13,267,143)				(13,582,191)
Net unrealized appreciation (depreciation) on investments, futures contracts, written options and foreign currency transactions	4,509,648		8,892,351				13,401,999
Net Assets applicable to shares outstanding	$295,059,203		$673,220,321				$968,279,524
Pricing of Class A Shares
Net assets attributable to Class A shares	$120,013,881		$49,543,735				$169,557,616
Shares of beneficial interest outstanding	9,789,610	(E)	4,624,514	(F)	1,412,732		15,826,856
Net asset value and redemption price per share(G)	$12.26		$10.71				$10.71
Maximum sales charge - Class A shares	5.00%		5.75%				5.75%
Maximum offering price per share	$12.91		$11.36				$11.36

Pricing of Class C Shares
Net assets attributable to Class C shares	$95,896,914		$55,043,489				$150,940,403
Shares of beneficial interest outstanding	7,867,066	(E)	5,207,144	(F)	1,204,834		14,279,044
Net asset value, offering price and redemption price per share(H)	$12.19		$10.57				$10.57
Pricing of Class Y Shares
Net assets attributable to Class Y shares(I)	$79,148,408		$464,002,422				$543,150,830
Shares of beneficial interest outstanding	6,472,743	(E)	43,182,530	(F)	893,228		50,548,501
Net asset value, offering price and redemption price per share(H)	$12.23		$10.75				$10.75

Pricing of Institutional Class Shares
Net assets attributable to Institutional Class shares			$104,630,675				$104,630,675
Shares of beneficial interest outstanding			9,740,523	(F)	-		9,740,523
Net asset value, offering price and redemption price per share			$10.74				$10.74

(A)	Includes market value of securities on loan of $6,935,522 for the Touchstone Flexible Income Fund and the Pro Forma Combined Touchstone Flexible Income Fund.
(B)	Represents segregated cash for futures contracts and swap contracts
(C)	Represents segregated cash for written options
(D)	Premiums received for written options equal to $153,307 for the Touchstone Flexible Income Fund and the Pro Forma Combined Touchstone Flexible Income Fund.
(E)	Limited number of shares authorized, par value of $.01
(F)	Unlimited number of shares authorized, no par value
(G)
There is no sales load on subscriptions of $1 million or more. Redemptions that were part of a $1 million or more subscription may be subject to a contingent deferred sales load if redeemed within a one-year period from the date of purchase.

(H)	Redemption price per share varies by length of time shares are held due to the terms of the contingent deferred sales charge.
(I)	Sentinel Multi Asset Income Fund Class I shares will convert to Touchstone Flexible Income Fund Y shares.
(1)	Deferred compensation plan will be redeemed prior to conversion.

Pro Forma Statement of Operations

For the twelve months ending March 31, 2017 (Unaudited)

	Sentinel Multi-Asset Income Fund	Touchstone Flexible Income Fund	Pro Forma Adjustments		Combined Proforma Touchstone Flexible Income Fund
Investment Income
Dividends	$9,324,468	$3,961,828	$-		$13,286,296
Interest Income	1,972,971	21,488,456	-		23,461,427
Income from Securities loaned	254,472	73,036	-		327,508
Total Investment Income	11,551,911	25,523,320	-		37,075,231
Expenses
Investment advisory fees	1,593,876	4,492,171	(762,453	)(B)	5,323,594
Accounting and Administration services	110,200	964,775	323,868	(B)	1,398,843
Compliance fees and expenses	24,282	2,846	(24,747	)(C)	2,381
Custody fees	32,600	67,677	(17,376	)(C)	82,901
Professional fees	48,900	67,420	(48,900	)(C)	67,420
Transfer Agent fees, Class A	142,963	72,945	-		215,908
Transfer Agent fees, Class C	105,700	48,005	-		153,705
Transfer Agent fees, Class Y	101,757	547,610	-	(D)	649,367
Transfer Agent fees, Institutional Class	-	18,277	-		18,277
Registration Fees, Class A	21,264	23,831	(21,264	)(C)	23,831
Registration Fees, Class C	17,450	18,505	(17,450	)(C)	18,505
Registration Fees, Class Y	16,750	51,038	(16,750	)(C)(D)	51,038
Registration Fees, Institutional Class	-	27,232	-		27,232
Dividend Expense on Securities Sold Short	-	35,264	-		35,264
Interest Expense on Securities Sold Short	-	7,664	-		7,664
Reports to Shareholders, Class A	8,187	13,087	-		21,274
Reports to Shareholders, Class C	2,893	9,942	-		12,835
Reports to Shareholders, Class Y	5,370	29,238	-	(D)	34,608
Reports to Shareholders, Institutional Class	-	7,113	-		7,113
Distribution expenses, Class A	312,230	149,824	-		462,054
Distribution and shareholder servicing expenses, Class C	1,052,410	549,830	-		1,602,240
Trustee fees	42,445	15,798	(44,762	)(C)	13,481
Other expenses	30,478	79,851	(17,418	)(C)	92,911
Total Expenses	3,669,755	7,299,943	(647,252)		10,322,446
Fees waived and/or reimbursed by the Advisor and/or Affiliates	-	(1,060,020)	376,046	(E)	(683,974)
Net Expenses	3,669,755	6,239,923	(271,206)		9,638,472
Net Investment Income (Loss)	7,882,156	19,283,397	271,206		27,436,759
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments	12,538,214	2,076,660	-		14,614,874
Net realized gains (losses) on futures contracts	(5,857)	168,781	-		162,924
Net realized gains (losses) on written options	-	779,185	-		779,185
Net realized gains (losses) on swap agreements	-	(627,693)	-		(627,693)
Net realized gains (losses) on foreign currency transactions	(818)	(4,272,712)	-		(4,273,530)
Net realized gains (losses) on securities sold short	-	(184,590)	-		(184,590)
Net change in unrealized appreciation (depreciation) on investments	(710,738)	5,408,335	-		4,697,597
Net change in unrealized appreciation (depreciation) on futures contracts	(2,438)	103,986	-		101,548
Net change in unrealized appreciation (depreciation) on written options	-	99,307	-		99,307
Net change in unrealized appreciation (depreciation) on foreign currency transactions	(186)	1,494,732	-		1,494,546
Net Realized and Unrealized Gains (Losses) on Investments	11,818,177	5,045,991	-		16,864,168
Change in Net Assets Resulting from Operations	$19,700,333	$24,329,388	$271,206		$44,300,927

(A)	Net of foreign tax withholdings of $486 for Sentinel Multi-Asset Income Fund, $4,881 for Touchstone Flexible Income Fund, and $5,367 for the Pro Forma Combined Touchstone Flexible Income Fund.
(B)	Reflects the impact of applying the Acquiring Fund’s Investment Advisory and Administration fee rates following the Reorganization to the combined fund’s average net assets.
(C)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.
(D)	Holders of Sentinel Multi-Asset Income Fund Class I shares will receive Class Y shares of the Touchstone Flexible Income Fund upon closing of the reorganization.
(E)
Reflects the decrease in expense reimbursement payments the advisor would have made to the combined fund if the Reorganization had occurred on the first day of the 12-month period ended March 31, 2017.

Pro Forma Portfolio of Investments

As of March 31, 2017 (Unaudited)

	Sentinel Multi-Asset Income Fund			Touchstone Flexible Income Fund		Pro Forma Adjustments		Proforma Combined Touchstone Flexible Income Fund
	Principal Amount	Market Value		Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
Corporate Bonds - 50.4%

Financials - 20.0%
Aflac, Inc., 2.875%, 10/15/26	-	-		6,765,000	6,523,713			6,765,000	6,523,713
Allstate Corp. (The), 5.750%, 8/15/53(A)	-	-		2,000,000	2,146,200			2,000,000	2,146,200
American Financial Group, Inc., 9.875%, 6/15/19	-	-		375,000	435,466			375,000	435,466
Australia & New Zealand Banking Group Ltd/United Kingdom (Australia), 144a 6.750%(A)(B)	-	-		13,100,000	14,400,371			13,100,000	14,400,371
Bank of America Corp., 3.248%, 10/21/27	1,000,000	951,805		-	-			1,000,000	951,805
Bank of New York Mellon Corp. (The), Ser E 4.950%(A)(B)	-	-		3,480,000	3,589,836			3,480,000	3,589,836
Berkshire Hathaway, Inc., 3.125%, 3/15/26	-	-		5,265,000	5,259,961			5,265,000	5,259,961
BNP Paribas SA (France), 144a 6.750%(A)(B)	-	-		4,900,000	4,955,125			4,900,000	4,955,125
Brookfield Asset Management, Inc., 4.000%, 1/15/25	1,405,000	1,414,321	(E)	-	-			1,405,000	1,414,321
Catlin Insurance Co. Ltd. (Bermuda), 144a 4.000%(A)(B)	-	-		10,052,000	9,046,800			10,052,000	9,046,800
Charles Schwab Corp. (The), 4.625%(A)(B)	-	-		7,780,000	7,663,300			7,780,000	7,663,300
Citigroup, Inc., Ser Q 5.950%(A)(B)	-	-		3,585,000	3,737,362			3,585,000	3,737,362
Citizens Financial Group, Inc., 4.300%, 12/3/25	582,000	599,793		-	-			582,000	599,793
Citizens Financial Group, Inc., 5.500%(A)(B)	-	-		10,550,000	10,826,937			10,550,000	10,826,937
Credit Agricole SA (France), 144a 8.125%(A)(B)	-	-		6,000,000	6,390,000			6,000,000	6,390,000
Doric Nimrod Air Finance Alpha Ltd. 2012-1 Class B Pass Through Trust (Guernsey), 144a 6.500%, 5/30/21	-	-		807,740	829,626			807,740	829,626
Ford Motor Credit Co. LLC MTN, 4.389%, 1/8/26	-	-		4,285,000	4,376,523			4,285,000	4,376,523
Goldman Sachs Group, Inc. (The), Ser L 5.700%(A)(B)	-	-		3,633,000	3,756,159			3,633,000	3,756,159
HSBC Holdings PLC (United Kingdom), 6.375%(A)(B)	-	-		5,300,000	5,392,750			5,300,000	5,392,750
Icahn Enterprises LP, 5.875%, 2/1/22	1,225,000	1,243,375	(E)	-	-			1,225,000	1,243,375
ING Groep NV (Netherlands), 6.000%(A)(B)	-	-		10,000,000	9,963,000			10,000,000	9,963,000
JPMorgan Chase & Co, 2.950%, 10/1/26	2,050,000	1,948,874		-	-			2,050,000	1,948,874
JPMorgan Chase & Co., Ser Z, 5.300%(A)(B)	-	-		13,166,000	13,643,268			13,166,000	13,643,268
Lloyds Banking Group PLC (United Kingdom), 7.500%(A)(B)†	-	-		12,550,000	13,272,880			12,550,000	13,272,880
MetLife, Inc., Ser C, 5.250%(B)	-	-		6,430,000	6,633,079			6,430,000	6,633,079
Prudential Financial, Inc., 5.875%, 9/15/42(A)	-	-		2,350,000	2,553,862			2,350,000	2,553,862
QBE Insurance Group Ltd., MTN (Australia), 5.875%, 6/17/46(A)	-	-		1,100,000	1,149,260			1,100,000	1,149,260
Reinsurance Group of America, Inc., 3.796%, 12/15/65(A)	-	-		4,200,000	3,843,000			4,200,000	3,843,000
Royal Bank of Scotland Group PLC (United Kingdom), 7.500%(A)(B)	-	-		14,250,000	14,054,062			14,250,000	14,054,062

	Sentinel Multi-Asset Income Fund			Touchstone Flexible Income Fund		Pro Forma Adjustments		Proforma Combined Touchstone Flexible Income Fund
	Principal Amount	Market Value		Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
Societe Generale SA (France), 144a 7.375%(A)(B)	-	-		9,625,000	9,775,150			9,625,000	9,775,150
UBS Group AG (Switzerland), 7.125%(A)(B)	-	-		5,000,000	5,215,010			5,000,000	5,215,010
US Bancorp, Ser I 5.125%(A)(B)	-	-		9,100,000	9,532,250			9,100,000	9,532,250
Wells Fargo & Co., Ser K 7.980%(A)(B)	-	-		6,231,000	6,511,395			6,231,000	6,511,395
Westpac Banking Corp. (Australia) MTN, 4.322%, 11/23/31(A)	-	-		2,250,000	2,273,643			2,250,000	2,273,643
		6,158,167			187,749,988				193,908,155

Industrials - 5.5%
AerCap Global Aviation Trust, 144a 6.500%, 6/15/45(A)	-	-		4,300,000	4,488,125			4,300,000	4,488,125
Air Canada 2013-1 Class A Pass Through Trust (Canada), 144a 4.125%, 5/15/25	-	-		574,134	592,759			574,134	592,759
Asciano Finance Ltd. (Australia), 144a 5.000%, 4/7/18	-	-		2,745,000	2,810,452			2,745,000	2,810,452
Continental Airlines 2012-2 Class A Pass Through Trust, 4.000%, 10/29/24	-	-		6,523,440	6,776,223			6,523,440	6,776,223
Delta Air Lines 2002-1 Class G-1 Pass Through Trust, 6.718%, 1/2/23	-	-		3,861,868	4,305,983			3,861,868	4,305,983
General Electric Co., Ser D 5.000%(A)(B)	-	-		15,260,000	16,099,300			15,260,000	16,099,300
Hawaiian Airlines 2013-1 Class A Pass Through Certificates, 3.900%, 7/15/27	-	-		3,407,811	3,450,408			3,407,811	3,450,408
Northwest Airlines 2007-1 Class A Pass Through Trust, 7.027%, 5/1/21	-	-		2,475,598	2,735,536			2,475,598	2,735,536
Owens Corning, 3.400%, 8/15/26	-	-		1,500,000	1,452,618			1,500,000	1,452,618
Owens Corning, 4.200%, 12/15/22	-	-		3,180,000	3,326,239			3,180,000	3,326,239
Stanley Black & Decker, Inc., 5.750%, 12/15/53(A)	-	-		1,201,000	1,262,611			1,201,000	1,262,611
US Airways 2012-2 Class A Pass Through Trust, 4.625%, 12/3/26	-	-		5,692,248	5,976,860			5,692,248	5,976,860
		-			53,277,114				53,277,114

Consumer Discretionary - 3.8%
CalAtlantic Group, Inc., 5.250%, 6/1/26	-	-		6,680,000	6,654,950			6,680,000	6,654,950
General Motors Financial Co., Inc., 3.700%, 5/9/23	-	-		4,175,000	4,190,740			4,175,000	4,190,740
General Motors Financial Co., Inc., 4.350%, 1/17/27	-	-		5,895,000	5,946,304			5,895,000	5,946,304
Home Depot, Inc. (The), 4.200%, 4/1/43	-	-		3,190,000	3,287,024			3,190,000	3,287,024
Interpublic Group of Cos., Inc. (The), 3.750%, 2/15/23	-	-		700,000	710,176			700,000	710,176
Interpublic Group of Cos., Inc. (The), 4.200%, 4/15/24	-	-		3,250,000	3,353,048			3,250,000	3,353,048
Time Warner, Inc., 3.875%, 1/15/26	-	-		5,195,000	5,206,741			5,195,000	5,206,741
Toll Brothers Finance Corp., 4.375%, 4/15/23	-	-		7,680,000	7,771,238			7,680,000	7,771,238
		-			37,120,221				37,120,221

Communications - 3.0%
AMC Networks, Inc., 5.000%, 4/1/24	735,000	735,919	(E)	-	-			735,000	735,919
America Movil SAB de CV, 6.125%, 3/30/40	1,050,000	1,224,700	(E)	-	-			1,050,000	1,224,700
AT&T, Inc., 3.800%, 3/15/22	1,592,000	1,646,524	(E)	-	-			1,592,000	1,646,524
CBS Corp., 4.000%, 1/15/26	2,500,000	2,559,538	(E)	-	-			2,500,000	2,559,538

	Sentinel Multi-Asset Income Fund			Touchstone Flexible Income Fund		Pro Forma Adjustments		Proforma Combined Touchstone Flexible Income Fund
	Principal Amount	Market Value		Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
CCO Holdings LLC, 5.750%, 2/15/26	1,415,000	1,485,750	(E)	-	-			1,415,000	1,485,750
CenturyLink, Inc., 7.500%, 4/1/24	2,750,000	2,907,273	(E)	-	-			2,750,000	2,907,273
Comcast Corp., 2.350%, 1/15/27	2,050,000	1,877,501	(E)	-	-			2,050,000	1,877,501
Cox Communications, Inc., 3.350%, 9/15/26	850,000	822,269	(E)	-	-			850,000	822,269
CSC Holdings LLC, 10.875%, 10/15/25	1,300,000	1,563,250	(E)	-	-			1,300,000	1,563,250
Frontier Communications Corp., 11.000%, 9/15/25	1,415,000	1,371,666	(E)	-	-			1,415,000	1,371,666
GCI, Inc., 6.875%, 4/15/25	742,000	777,245	(E)	-	-			742,000	777,245
SFR Group SA, 7.375%, 5/1/26	1,415,000	1,457,450	(E)	-	-			1,415,000	1,457,450
Sprint Corp., 7.875%, 9/15/23	1,415,000	1,567,113	(E)	-	-			1,415,000	1,567,113
Telecom Italia SpA/Milano, 5.303%, 5/30/24	2,750,000	2,780,938	(E)	-	-			2,750,000	2,780,938
Telesat Canada / Telesat LLC, 8.875%, 11/15/24	1,415,000	1,552,963	(E)	-	-			1,415,000	1,552,963
Time Warner, Inc., 3.800%, 2/15/27	2,050,000	2,027,421	(E)	-	-			2,050,000	2,027,421
Ziggo Secured Finance BV, 5.500%, 1/15/27	2,750,000	2,749,725	(E)	-	-			2,750,000	2,749,725
		29,107,242			-				29,107,242

Consumer Non-Cyclical - 2.9%
Abbott Laboratories, 4.900%, 11/30/46	850,000	881,300		-	-			850,000	881,300
Altria Group, Inc., 3.875%, 9/16/46	2,500,000	2,312,745		-	-			2,500,000	2,312,745
Amgen, Inc., 2.600%, 8/19/26	2,500,000	2,317,145	(E)	-	-			2,500,000	2,317,145
Anheuser-Busch InBev Finance, Inc., 4.900%, 2/1/46	2,050,000	2,213,465		-	-			2,050,000	2,213,465
Cardinal Health, Inc., 4.900%, 9/15/45	1,370,000	1,416,884		-	-			1,370,000	1,416,884
DaVita, Inc., 5.125%, 7/15/24	1,415,000	1,429,150	(E)	-	-			1,415,000	1,429,150
Express Scripts Holding Co., 3.400%, 3/1/27	1,560,000	1,469,114	(E)	-	-			1,560,000	1,469,114
HCA, Inc., 5.375%, 2/1/25	3,725,000	3,874,000	(E)	-	-			3,725,000	3,874,000
Kraft Heinz Foods Co., 4.375%, 6/1/46	2,500,000	2,336,180		-	-			2,500,000	2,336,180
Lamb Weston Holdings, Inc., 4.875%, 11/1/26	2,750,000	2,805,000	(E)	-	-			2,750,000	2,805,000
Medtronic, Inc., 3.500%, 3/15/25	2,050,000	2,096,363		-	-			2,050,000	2,096,363
Molson Coors Brewing Co., 3.000%, 7/15/26	2,500,000	2,377,080	(E)	-	-			2,500,000	2,377,080
Thermo Fisher Scientific, Inc., 2.950%, 9/19/26	2,500,000	2,380,035	(E)	-	-			2,500,000	2,380,035
		27,908,461			-				27,908,461

Energy - 2.7%
Boardwalk Pipelines LP, 4.450%, 7/15/27	-	-		6,810,000	6,880,286			6,810,000	6,880,286
Buckeye Partners LP, 3.950%, 12/1/26	-	-		7,070,000	6,924,301			7,070,000	6,924,301
Exxon Mobil Corp., 2.709%, 3/6/25	-	-		6,835,000	6,740,076			6,835,000	6,740,076
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	1,225,000	1,327,965	(E)	-	-			1,225,000	1,327,965
Transcanada Trust (Canada), 5.875%, 8/15/76(A)	-	-		3,875,000	4,112,344			3,875,000	4,112,344
		1,327,965			24,657,007				25,984,972

Information Technology - 2.4%
Alphabet, Inc., 1.998%, 8/15/26	-	-		3,605,000	3,327,768			3,605,000	3,327,768
Altera Corp., 2.500%, 11/15/18	-	-		2,500,000	2,536,740			2,500,000	2,536,740
Broadcom Corp / Broadcom Cayman Finance Ltd., 3.875%, 1/15/27	2,500,000	2,515,760	(E)	-	-			2,500,000	2,515,760
Ericsson LM, 4.125%, 5/15/22	2,275,000	2,321,258	(E)	-	-			2,275,000	2,321,258

	Sentinel Multi-Asset Income Fund			Touchstone Flexible Income Fund		Pro Forma Adjustments		Proforma Combined Touchstone Flexible Income Fund
	Principal Amount	Market Value		Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
KLA-Tencor Corp., 4.650%, 11/1/24	850,000	904,959	(E)	-	-			850,000	904,959
Microsoft Corp., 2.400%, 8/8/26	2,050,000	1,938,298		-	-			2,050,000	1,938,298
Microsoft Corp., 4.450%, 11/3/45	-	-		5,200,000	5,488,085			5,200,000	5,488,085
Nuance Communications, Inc., 5.625%, 12/15/26	1,225,000	1,252,563	(E)	-	-			1,225,000	1,252,563
QUALCOMM, Inc., 3.450%, 5/20/25	2,500,000	2,536,093		-	-			2,500,000	2,536,093
		11,468,929			11,352,593				22,821,522

Consumer Staples - 2.1%
Archer-Daniels-Midland Co., 2.500%, 8/11/26	-	-		7,220,000	6,857,563			7,220,000	6,857,563
CVS Health Corp., 2.125%, 6/1/21	-	-		6,745,000	6,616,036			6,745,000	6,616,036
Kroger Co. (The), 2.650%, 10/15/26	-	-		7,150,000	6,586,330			7,150,000	6,586,330
		-			20,059,929				20,059,929

Consumer Cyclical - 1.5%
Amazon.com, Inc., 4.950%, 12/5/44	1,050,000	1,186,925		-	-			1,050,000	1,186,925
DR Horton, Inc., 4.750%, 2/15/23	775,000	824,631	(E)	-	-			775,000	824,631
General Motors Financial Co., Inc., 3.200%, 7/6/21	1,100,000	1,104,066	(E)	-	-			1,100,000	1,104,066
General Motors Financial Co., Inc., 5.250%, 3/1/26	1,000,000	1,074,310	(E)	-	-			1,000,000	1,074,310
Macy's Retail Holdings, Inc., 2.875%, 2/15/23	850,000	795,130	(E)	-	-			850,000	795,130
McDonald's Corp., 3.700%, 1/30/26	2,050,000	2,096,529	(E)	-	-			2,050,000	2,096,529
QVC, Inc., 5.450%, 8/15/34	1,535,000	1,415,328	(E)	-	-			1,535,000	1,415,328
Scientific Games Int'l. Inc, 10.000%, 12/1/22	2,750,000	2,932,188	(E)	-	-			2,750,000	2,932,188
Walgreens Boots Alliance, Inc., 3.450%, 6/1/26	2,050,000	1,998,391	(E)	-	-			2,050,000	1,998,391
Wynn Las Vegas LLC, 5.500%, 3/1/25	1,225,000	1,244,906	(E)	-	-			1,225,000	1,244,906
		14,672,404			-				14,672,404

Telecommunication Services - 1.4%
Verizon Communications, Inc., 2.625%, 8/15/26	-	-		4,260,000	3,889,989			4,260,000	3,889,989
Viacom, Inc., 5.875%, 2/28/57(A)†	-	-		9,260,000	9,445,200			9,260,000	9,445,200
		-			13,335,189				13,335,189

Utilities - 1.1%
Electricite de France SA, 3.625%, 10/13/25	850,000	855,154	(E)	-	-			850,000	855,154
NextEra Energy Capital Holdings, Inc., 3.215%, 10/1/66(A)	-	-		1,300,000	1,150,500			1,300,000	1,150,500
NextEra Energy Capital Holdings, Inc., 6.650%, 6/15/67(A)	-	-		2,700,000	2,409,750			2,700,000	2,409,750
NRG Energy, Inc., 7.250%, 5/15/26	2,750,000	2,832,500	(E)	-	-			2,750,000	2,832,500
WEC Energy Group, Inc., 6.250%, 5/15/67(A)	-	-		4,001,000	3,700,925			4,001,000	3,700,925
		3,687,654			7,261,175				10,948,829

Capital Goods - 1.0%
Lockheed Martin Corp., 3.550%, 1/15/26	2,050,000	2,080,922	(E)	-	-			2,050,000	2,080,922
Northrop Grumman Corp., 3.850%, 4/15/45	2,500,000	2,352,770	(E)	-	-			2,500,000	2,352,770

	Sentinel Multi-Asset Income Fund			Touchstone Flexible Income Fund		Pro Forma Adjustments		Proforma Combined Touchstone Flexible Income Fund
	Principal Amount	Market Value		Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
Reynolds Group Issuer LLC, 5.125%, 7/15/23	1,415,000	1,453,913	(E)	-	-			1,415,000	1,453,913
Reynolds Group Issuer, Inc., 5.750%, 10/15/20	2,750,000	2,829,090	(E)	-	-			2,750,000	2,829,090
United Technologies Corp., 2.650%, 11/1/26	1,050,000	1,012,038		-	-			1,050,000	1,012,038
		9,728,733			-				9,728,733

Real Estate - 0.9%
American Tower Corp., REIT 4.500%, 1/15/18	-	-		1,200,000	1,225,606			1,200,000	1,225,606
DDR Corp., MTN, REIT 7.500%, 7/15/18	-	-		2,101,000	2,235,296			2,101,000	2,235,296
Essex Portfolio LP, REIT 3.500%, 4/1/25	-	-		785,000	777,656			785,000	777,656
HCP, Inc., 4.000%, 6/1/25	850,000	854,476	(E)	-	-			850,000	854,476
Retail Opportunity Investments Partnership LP, 5.000%, 12/15/23	1,400,000	1,446,297	(E)	-	-			1,400,000	1,446,297
Simon Property Group LP, 4.250%, 11/30/46	2,500,000	2,418,183	(E)	-	-			2,500,000	2,418,183
		4,718,955			4,238,558				8,957,513

Insurance - 0.8%
Chubb INA Holdings, Inc., 3.350%, 5/3/26	2,050,000	2,073,493		-	-			2,050,000	2,073,493
Kemper Corp., 4.350%, 2/15/25	427,000	427,601	(E)	-	-			427,000	427,601
Manulife Financial Corp., 4.150%, 3/4/26	1,045,000	1,100,338		-	-			1,045,000	1,100,338
MetLife, Inc., 4.600%, 5/13/46	2,050,000	2,152,685		-	-			2,050,000	2,152,685
Travelers Cos, Inc., 3.750%, 5/15/46	2,500,000	2,368,293		-	-			2,500,000	2,368,293
		8,122,409			-				8,122,409

Materials - 0.7%
Glencore Funding LLC, 144a 4.000%, 3/27/27	-	-		6,915,000	6,826,792			6,915,000	6,826,792

Basic Industry - 0.5%
CF Industries, Inc., 4.950%, 6/1/43	1,462,000	1,239,045	(E)	-	-			1,462,000	1,239,045
Domtar Corp., 6.250%, 9/1/42	2,500,000	2,466,445	(E)	-	-			2,500,000	2,466,445
Int'l. Paper Co., 4.400%, 8/15/47	850,000	802,159	(E)	-	-			850,000	802,159
		4,507,649			-				4,507,649

Transportation - 0.1%
XPO Logistics, Inc., 6.500%, 6/15/22	1,225,000	1,286,250	(E)	-	-			1,225,000	1,286,250

Corporate Bonds Total		122,694,818			365,878,566				488,573,384

	Shares			Shares		Shares		Shares
Exchange Traded Funds - 15.2%
iShares 0-5 Year High Yield Corporate Bond ETF	38,538	1,841,346	(E)	-	-			38,538	1,841,346
iShares iBoxx $ Investment Grade Corporate Bond ETF	275,896	32,530,897		-	-			275,896	32,530,897
SPDR Barclays Intermediate Term Corporate Bond ETF	468,810	16,000,485	(E)	-	-			468,810	16,000,485
SPDR Barclays Short Term Corporate Bond ETF	992	30,365	(E)	-	-			992	30,365
SPDR Barclays Short Term High Yield Bond ETF	837,866	23,426,733	(E)	-	-			837,866	23,426,733

	Sentinel Multi-Asset Income Fund			Touchstone Flexible Income Fund		Pro Forma Adjustments		Proforma Combined Touchstone Flexible Income Fund
	Principal Amount	Market Value		Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
iShares High Dividend ETF	450,547	37,782,871	(E)	-	-			450,547	37,782,871
iShares Int'l. Select Dividend ETF	423,400	13,320,164	(E)	-	-			423,400	13,320,164
iShares China Large-Cap ETF†	-	-		92,497	3,560,210			92,497	3,560,210
iShares Europe ETF	-	-		79,762	3,338,040			79,762	3,338,040
iShares MSCI Japan ETF	-	-		134,730	6,938,595			134,730	6,938,595
VanEck Vectors Gold Miners ETF	-	-		370,285	8,446,201			370,285	8,446,201
Exchange Traded Funds Total		124,932,862			22,283,046				147,215,908

Asset-Backed Securities - 9.2%
American Homes 4 Rent Trust, Ser 2014-SFR2, Class A, 144a 3.786%, 10/17/36	-	-		4,034,942	4,161,912			4,034,942	4,161,912
Cabela's Credit Card Master Note Trust, Ser 2013-1A, Class A, 144a 2.710%, 2/17/26	-	-		5,435,000	5,428,309			5,435,000	5,428,309
Capital Auto Receivables Asset Trust, Ser 2013-1, Class D, 2.190%, 9/20/21	-	-		3,153,845	3,155,494			3,153,845	3,155,494
Chrysler Capital Auto Receivables Trust, Ser 2013-AA, Class C, 144a 2.280%, 7/15/19	-	-		5,400,000	5,426,458			5,400,000	5,426,458
CNH Equipment Trust, Ser 2013-D, Class B, 1.750%, 4/15/21	-	-		1,090,000	1,091,191			1,090,000	1,091,191
Conseco Financial Corp., Ser 1998-4, Class A7, 6.870%, 4/1/30(A)	-	-		586,050	625,911			586,050	625,911
Countrywide Asset-Backed Certificates, Ser 2004-8, Class M1, 2.032%, 1/25/35(A)	-	-		2,270,303	2,254,622			2,270,303	2,254,622
CWABS, Inc. Asset-Backed Certificates, Ser 2003-5, Class MF1, 5.313%, 1/25/34(A)	-	-		793,989	791,714			793,989	791,714
Ford Credit Auto Owner Trust, Ser 2013-A, Class D, 1.860%, 8/15/19	-	-		1,300,000	1,300,191			1,300,000	1,300,191
Keuka Park CLO Ltd 2013-1, 2.741%, 10/21/24	3,000,000	2,999,991	(E)	-	-			3,000,000	2,999,991
Merrill Lynch Mortgage Investors Trust, Ser 2006-FF1, Class M3, 1.292%, 8/25/36(A)	-	-		6,700,000	6,519,296			6,700,000	6,519,296
Mid-State Capital Corp. Trust, Ser 2005-1, Class M2, 7.079%, 1/15/40	-	-		651,806	713,636			651,806	713,636
Newcastle Mortgage Securities Trust, Ser 2006-1, Class M2, 1.352%, 3/25/36(A)	-	-		4,815,000	4,409,636			4,815,000	4,409,636
Nomad CLO Ltd., 2.223%, 1/15/25	1,250,000	1,249,995	(E)	-	-			1,250,000	1,249,995
Nomura Home Equity Loan, Inc. Home Equity Loan Trust, Ser 2005-FM1, Class M2, 1.472%, 5/25/35(A)	-	-		7,491,690	7,158,602			7,491,690	7,158,602
Oscar US Funding Trust, Ser 2014-1A, Class A4, 144a 2.550%, 12/15/21	-	-		2,240,000	2,209,346			2,240,000	2,209,346
Popular ABS Mortgage Pass-Through Trust, Ser 2004-4, Class AV1, 1.322%, 9/25/34(A)	-	-		3,194,583	2,962,538			3,194,583	2,962,538
RAMP Trust, Ser 2005-EFC5, Class M3, 1.442%, 10/25/35(A)	-	-		2,335,000	2,066,119			2,335,000	2,066,119
Santander Drive Auto Receivables Trust, Ser 2014-4, Class D, 3.100%, 11/16/20	-	-		8,455,000	8,607,146			8,455,000	8,607,146
Synchrony Credit Card Master Note Trust, Ser 2012-6, Class A, 1.360%, 8/17/20	-	-		6,790,000	6,794,792			6,790,000	6,794,792
Taco Bell Funding, LLC, 3.832%, 5/25/26	298,500	302,594	(E)	-	-			298,500	302,594
Tax Ease Funding LLC, Ser 2016-1A, Class A, 144a 3.131%, 6/15/28	-	-		3,822,778	3,825,241			3,822,778	3,825,241

	Sentinel Multi-Asset Income Fund			Touchstone Flexible Income Fund		Pro Forma Adjustments		Proforma Combined Touchstone Flexible Income Fund
	Principal Amount	Market Value		Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
Wells Fargo Dealer Floorplan Master Note Trust, Ser 2012-2, Class A, 1.728%, 4/22/19(A)	-	-		2,765,000	2,765,921			2,765,000	2,765,921
Wells Fargo Home Equity Asset-Backed Securities Trust, Ser 2005-4, Class M1, 1.442%, 12/25/35(A)	-	-		2,558,649	2,539,543			2,558,649	2,539,543
World Financial Network Credit Card Master Trust, Ser 2015-C, Class A, 1.260%, 3/15/21	-	-		9,350,000	9,349,756			9,350,000	9,349,756
Asset-Backed Securities Total		4,552,580			84,157,374				88,709,954

U.S. Treasury Obligations - 6.0%

U.S. Treasury Note, 1.375%, 10/31/20††	-	-		11,830,000	11,700,603			11,830,000	11,700,603
U.S. Treasury Note, 1.500%, 8/15/26	-	-		3,814,200	3,529,325			3,814,200	3,529,325
U.S. Treasury Note, 2.000%, 10/31/21	-	-		6,500,000	6,529,705			6,500,000	6,529,705
U.S. Treasury Note, 2.250%, 2/15/27	-	-		13,075,300	12,908,289			13,075,300	12,908,289
United States Treasury Inflation Indexed Bonds, 0.375%, 1/15/27	-	-		16,655,000	16,667,422			16,655,000	16,667,422
United States Treasury Inflation Indexed Bonds, 1.000%, 2/15/46	-	-		6,406,900	6,664,869			6,406,900	6,664,869
U.S. Treasury Obligations Total		-			58,000,213				58,000,213

	Shares			Shares		Shares		Shares
Common Stocks - 5.1%

Real Estate - 2.3%
Boston Properties, Inc., REIT	-	-		24,194	3,203,528			24,194	3,203,528
Crown Castle International Corp., REIT	-	-		74,060	6,994,967			74,060	6,994,967
Digital Realty Trust, Inc., REIT	-	-		32,319	3,438,418			32,319	3,438,418
Kimco Realty Corp., REIT	-	-		80,248	1,772,678			80,248	1,772,678
Prologis, Inc., REIT	-	-		78,273	4,060,803			78,273	4,060,803
Ventas, Inc., REIT	-	-		37,418	2,433,667			37,418	2,433,667
		-			21,904,061				21,904,061

Consumer Discretionary - 0.8%
Macy's, Inc.	101,302	3,002,591	(E)	-	-			101,302	3,002,591
Marriott International, Inc.	-	-		15,463	1,456,305			15,463	1,456,305
Time Warner, Inc.	-	-		14,458	1,412,691			14,458	1,412,691
Wyndham Worldwide Corp.	-	-		19,774	1,666,750			19,774	1,666,750
		3,002,591			4,535,746				7,538,337

Information Technology - 0.6%
Apple, Inc.	-	-		12,052	1,731,390			12,052	1,731,390
Broadcom Ltd. (Singapore)	-	-		7,716	1,689,495			7,716	1,689,495
Texas Instruments, Inc.	-	-		17,268	1,391,110			17,268	1,391,110
Visa, Inc.	-	-		15,278	1,357,756			15,278	1,357,756
		-			6,169,751				6,169,751

Financials - 0.6%
AGNC Investment Corp., REIT	-	-		154,269	3,068,410			154,269	3,068,410
Ameriprise Financial, Inc.	-	-		11,987	1,554,474			11,987	1,554,474
CME Group, Inc.	-	-		10,977	1,304,068			10,977	1,304,068
		-			5,926,952				5,926,952

	Sentinel Multi-Asset Income Fund		Touchstone Flexible Income Fund		Pro Forma Adjustments		Proforma Combined Touchstone Flexible Income Fund
	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
Industrials - 0.5%
Boeing Co. (The)	-	-	8,858	1,566,626			8,858	1,566,626
General Dynamics Corp.	-	-	7,495	1,403,064			7,495	1,403,064
Raytheon Co.	-	-	9,512	1,450,580			9,512	1,450,580
		-		4,420,270				4,420,270

Health Care - 0.3%
AbbVie, Inc.	-	-	21,785	1,419,511			21,785	1,419,511
UnitedHealth Group, Inc.	-	-	8,716	1,429,511			8,716	1,429,511
		-		2,849,022				2,849,022

Common Stocks Total		3,002,591		45,805,802				48,808,393

Preferred Stocks - 4.4%

Financials - 2.4%
AGNC Investment Corp., Ser B REIT, 7.750%(B)	-	-	89,200	2,318,308			89,200	2,318,308
Chimera Investment Corp., Ser B, REIT, 8.000%(A)(B)†	-	-	200,875	5,100,216			200,875	5,100,216
CoBank ACB, Ser H 6.200%(A)(B)	-	-	75,250	7,738,996			75,250	7,738,996
New York Community Bancorp, Inc., 6.375%(A)(B)	-	-	144,625	3,919,338			144,625	3,919,338
Reinsurance Group of America, Inc., 5.750%(A)	-	-	45,525	1,249,206			45,525	1,249,206
WR Berkley Corp., 5.750%, 6/1/56	-	-	127,000	3,162,300			127,000	3,162,300
		-		23,488,364				23,488,364

Utilities - 1.0%
Dominion Resources, Inc., 6.375%	-	-	106,250	5,344,375			106,250	5,344,375
SCE Trust V, Ser K 5.450%(A)(B)	-	-	171,032	4,631,547			171,032	4,631,547
		-		9,975,922				9,975,922

Real Estate - 0.4%
PS Business Parks, Inc. REIT, Ser T REIT 6.000%(B)	-	-	136,665	3,438,491			136,665	3,438,491

Industrials - 0.3%
Seaspan Corp. (Marshall Island), 6.375%	-	-	128,288	3,220,029			128,288	3,220,029

Consumer Staples - 0.3%
CHS, Inc., Ser 3 6.750%(A)(B)	-	-	104,023	2,911,604			104,023	2,911,604

Preferred Stocks Total		-		43,034,410				43,034,410

U.S. Government Mortgage-Backed Obligations - 3.4%
FED HOME LN DISCOUNT NT, 0.500%, 4/4/17	14,000,000	13,999,417	-	-			14,000,000	13,999,417
FHLMC Q41208, 3.500%, 6/1/46	4,037,374	4,132,387	-	-			4,037,374	4,132,387
FHLMC, Pool #G03170, 6.500%, 8/1/37	-	-	54,260	61,795			54,260	61,795
FHLMC, Pool #G12780, 6.500%, 9/1/22	-	-	78,608	85,071			78,608	85,071
FNMA AS7601, 4.000%, 7/1/46	2,518,869	2,643,190	-	-			2,518,869	2,643,190
FNMA BC4492, 4.500%, 12/1/39	2,410,532	2,583,444	-	-			2,410,532	2,583,444
FNMA TBA 15 YR 2.5, 2.500%, 4/18/32	2,500,000	2,500,781	-	-			2,500,000	2,500,781

	Sentinel Multi-Asset Income Fund		Touchstone Flexible Income Fund		Pro Forma Adjustments		Proforma Combined Touchstone Flexible Income Fund
	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
FNMA TBA 30 YR Aprl, 3.000%, 4/13/47	4,300,000	4,264,391	-	-			4,300,000	4,264,391
FNMA, Pool #844415, 5.500%, 10/1/35	-	-	101,133	113,010			101,133	113,010
FNMA, Pool #AB1952, 4.000%, 12/1/40	-	-	707,054	749,703			707,054	749,703
FNMA, Pool #AB1953, 4.000%, 12/1/40	-	-	501,505	530,785			501,505	530,785
FNMA, Pool #AB3387, 4.000%, 8/1/41	-	-	440,463	463,762			440,463	463,762
Freddie Mac Non Gold, Pool #972110, 2.823%, 10/1/32(A)	-	-	43,150	44,563			43,150	44,563
GNR 12-147 IO, 0.583%, 4/16/54	7,790,600	293,046	-	-			7,790,600	293,046
U.S. Government Mortgage-Backed Obligations Total		30,416,655		2,048,689				32,465,344

Agency Collateralized Mortgage Obligations - 2.0%
Fannie Mae REMICs, Ser 2008-60, Class SA, 5.518%, 7/25/38(A)(C)	-	-	1,566,020	287,501			1,566,020	287,501
FHLMC Multifamily Structured Pass Through Certificates, Ser K006, Class AX1, 0.982%, 1/25/20(A)(C)	-	-	33,219,987	762,053			33,219,987	762,053
FHLMC Multifamily Structured Pass Through Certificates, Ser K019, Class X1, 1.690%, 3/25/22(A)(C)	-	-	15,080,559	1,034,448			15,080,559	1,034,448
FHLMC Multifamily Structured Pass Through Certificates, Ser K025, Class X1, 0.880%, 10/25/22(A)(C)	-	-	26,875,557	1,073,012			26,875,557	1,073,012
FHLMC Multifamily Structured Pass Through Certificates, Ser K033, Class X1, 0.311%, 7/25/23(A)(C)	-	-	72,429,386	1,256,237			72,429,386	1,256,237
FHLMC Multifamily Structured Pass Through Certificates, Ser K048, Class A2, 3.284%, 6/25/25(A)	-	-	4,235,000	4,385,952			4,235,000	4,385,952
FHLMC Multifamily Structured Pass Through Certificates, Ser K710, Class X1, 1.757%, 5/25/19(A)(C)	-	-	34,195,270	995,982			34,195,270	995,982
FREMF Mortgage Trust, Ser 2012-K19, Class B, 144a 4.034%, 5/25/45(A)	-	-	3,000,000	3,137,599			3,000,000	3,137,599
FREMF Mortgage Trust, Ser 2013-K712, Class C, 144a 3.365%, 12/25/19(A)	-	-	1,500,000	1,502,211			1,500,000	1,502,211
FREMF Mortgage Trust, Ser 2013-K713, Class C, 144a 3.165%, 4/25/20(A)	-	-	1,900,000	1,905,078			1,900,000	1,905,078
GNMA, Ser 2011-83, Class NI, 4.500%, 10/16/37(C)	-	-	1,684,033	79,865			1,684,033	79,865
GNMA, Ser 2012-27, Class IO, 1.029%, 4/16/53(A)(C)	-	-	16,731,631	655,360			16,731,631	655,360
GNMA, Ser 2016-110, Class IO, 1.048%, 5/16/58(A)(C)	-	-	30,041,640	2,375,906			30,041,640	2,375,906
Agency Collateralized Mortgage Obligations Total		-		19,451,204				19,451,204

Non-Agency Collateralized Mortgage Obligations - 0.6%
Alternative Loan Trust, Ser 2004-30CB, Class 3A1, 5.000%, 2/25/20	-	-	201,773	199,957			201,773	199,957
American Home Mortgage Investment Trust, Ser 2004-4, Class 4A, 3.361%, 2/25/45(A)	-	-	1,844,221	1,861,128			1,844,221	1,861,128
Bear Stearns Asset Backed Securities Trust, Ser 2003-AC7, Class A2, 5.750%, 1/25/34(D)	-	-	118,156	121,140			118,156	121,140
GSR Mortgage Loan Trust, Ser 2005-AR4, Class 6A1, 3.217%, 7/25/35(A)	-	-	1,849,815	1,820,816			1,849,815	1,820,816

	Sentinel Multi-Asset Income Fund			Touchstone Flexible Income Fund		Pro Forma Adjustments		Proforma Combined Touchstone Flexible Income Fund
	Principal Amount	Market Value		Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
JP Morgan Mortgage Trust, Ser 2014-2, Class 1A1, 144a 3.000%, 6/25/29(A)	-	-		810,237	814,542			810,237	814,542
Merrill Lynch Mortgage Investors, Trust, Ser 2003-A1, Class 2A, 3.365%, 12/25/32(A)	-	-		6,953	6,888			6,953	6,888
Morgan Stanley Mortgage Loan Trust, Ser 2004-7AR, Class 2A6, 3.301%, 9/25/34(A)	-	-		496,263	504,190			496,263	504,190
Nomura Asset Acceptance Corp. Alternative Loan Trust, Ser 2005-AR4, Class 1A, 4.169%, 8/25/35(A)	-	-		225,980	224,516			225,980	224,516
RALI Trust, Ser 2004-QS6, Class A1, 5.000%, 5/25/19	-	-		97,157	95,889			97,157	95,889
Wells Fargo Mortgage Backed Securities Trust, Ser 2004-X, Class 1A5, 3.038%, 11/25/34(A)	-	-		198,167	200,252			198,167	200,252
Non-Agency Collateralized Mortgage Obligations Total		-			5,849,318				5,849,318

Bank Loans - 0.5%

Consumer Non-Cyclical - 0.3%
Community Health Systems, Inc., 3.780%, 12/31/19	3,250,000	3,227,478	(E)	-	-			3,250,000	3,227,478

Information Technology - 0.1%
Micron Technology, Inc., 4.750%, 4/26/22	1,265,438	1,269,791	(E)	-	-			1,265,438	1,269,791

Consumer Discretionary - 0.1%
J Crew Group, Inc., 4.090%, 3/5/21	1,225,000	742,240	(E)	-	-			1,225,000	742,240

Bank Loans Total		5,239,508			-				5,239,508

Sovereign Government Obligations - 0.2%
Svensk Exportkredit AB (Sweden), 1.750%, 5/30/17	-	-		1,795,000	1,797,098			1,795,000	1,797,098

U.S. Government Agency Obligation - 0.2%
FHLMC, 2.375%, 1/13/22	-	-		1,500,000	1,527,120			1,500,000	1,527,120

	Number of Contracts			Number of Contracts				Number of Contracts
Purchased Call Options - 0.0%
VanEck Vectors Goldminers ETF, June 2017, Strike Price $25.00	-	-		3,000	213,000			3,000	213,000
Purchased Call Options Total		-			213,000				213,000

	Shares			Shares		Shares		Shares
Investment Funds - 0.2%
Eaton Vance Tax-Advantaged Dividend Income Fund±	-	-		23,600	499,140			23,600	499,140
Nuveen Multi-Market Income Fund, Inc.±	-	-		135,400	1,000,606			135,400	1,000,606
Investment Funds Total		-			1,499,746				1,499,746

	Sentinel Multi-Asset Income Fund			Touchstone Flexible Income Fund		Pro Forma Adjustments			Proforma Combined Touchstone Flexible Income Fund
	Principal Amount	Market Value		Principal Amount	Market Value	Principal Amount	Market Value		Principal Amount	Market Value

	Shares			Shares		Shares			Shares

Short-Term Investment Funds - 3.0%
Dreyfus Government Cash Management, Institutional Shares, 0.66%∞Ω	-	-		11,144,691	11,144,691				11,144,691	11,144,691
Invesco Government & Agency Portfolio, Institutional Class, 0.61%**∞Ω	-	-		7,135,173	7,135,173				7,135,173	7,135,173
State Street Institutional U.S. Government Money Market Fund Premier Class	10,464,004	10,464,004	(E)	-	-	(119,335)	(119,335	)(F)	10,344,669	10,344,669
Short-Term Investment Funds Total		10,464,004			18,279,864		(119,335)			28,624,533

Total Long Positions - 100.3% (Cost $957,711,081)		301,303,019			669,825,450		(119,335)			971,009,134

	Number of Contracts			Number of Contracts					Number of Contracts
Written Options - 0.0%

Written Call Options - 0.0%
VanEck Vectors Goldminers ETF, June 2017, Strike Price $29.00	-	-		(3,000)	(54,000)				(3,000)	(54,000)

	Notional Amount			Notional Amount					Notional Amount
Written Call Options - 0.0%
NZD Put/USD Call, April 2017, Strike Price $0.675	-	-		(15,000,000)	-				(15,000,000)	-

Total Written Options - 0.0%
Premiums Received ($153,307)		-			(54,000)				-	(54,000)

Total - 100.3%	$	$301,303,019			669,771,450		$(119,335)			$970,955,134

Liabilities in Excess of Other Assets - - 0.3%		(6,243,816)			3,448,871		119,335	(F)		(2,675,610)

Net Assets - 100.0%	$	$295,059,203			673,220,321		$-			$968,279,524

(A)	Variable rate security - Rate reflected is the rate in effect as of March 31, 2017.
(B)	Perpetual Bond - A Bond with no definite maturity date.
(C)
Interest only security. This type of security represents the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(D)
Step Bond - A bond that pays an initial interest rate for the first period and then a higher interest rate for the following periods until maturity. The interest rate shown reflects the rate in effect as of March 31, 2017.

(E)
Following the Reorganization, all or a portion of this security may be sold.  It is expected that the Touchstone Flexible Income Fund will sell approximately 67% of the securities acquired from the Target Fund.  If such sales had occurred as of 3/31/17, shareholders would have recognized capital gains of $0.05 per share of the Proforma Combined Touchstone Flexible Income Fund.

(F)	Deferred compensation plan will be redeemed prior to conversion.
**	Represents collateral for securities loaned
±	Closed-End Fund.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of March 31, 2017 was $6,935,522.
††	A portion of this security is held as collateral for written options. The total value of the security held as collateral as of March 31, 2017 as $791,248.
∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of March 31, 2017.

ETF - Exchange Traded Fund
EUR - Euro
CLO - Collateralized Loan Obligations
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
LLC - Limited Liability Company
LP - Limited Partnership
MTN - Medium Term Note
PLC - Public Limited Company
REIT - Real Estate Investment Trust
REMIC - Real Estate Mortgage Investment Conduit
USD - United States Dollar
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017, these securities were valued at $88,525,896 or 9.1% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Description	Level 1	Level 2	Level 3	Total
Assets: Long Positions
Corporate Bonds	$-	$488,573,384	$-	$488,573,384
Exchange Traded Funds	-	147,215,908	-	147,215,908
Asset-Backed Securities	-	88,709,954	-	88,709,954
U.S. Treasury Obligations	-	58,000,213	-	58,000,213
Common Stocks	48,808,393	-	-	48,808,393
Preferred Stocks	43,034,410	-	-	43,034,410
U.S. Government Mortgage-Backed Obligations	-	32,465,344	-	32,465,344
Agency Collateralized Mortgage Obligations	-	19,451,204	-	19,451,204
Non-Agency Collateralized Mortgage Obligations	-	5,849,318	-	5,849,318
Bank Loans	-	5,239,508	-	5,239,508
Sovereign Government Obligations	-	1,797,098	-	1,797,098
U.S. Government Agency Obligation	-	1,527,120	-	1,527,120
Purchased Call Options	-	213,000	-	213,000
Investment Funds	1,499,746	-	-	1,499,746
Short-Term Investment Funds	18,279,864	10,344,669	-	28,624,533
Other Financial Instruments
Futures Interest Rate Contracts	93,396			93,396
Futures Equity Contracts	25,704			25,704
Total Assets	$111,741,513	$859,386,721		$971,128,234
Liabilities
Forward Foreign Currency Contracts		(93,426)		(93,426)
Futures Interest Rate Contracts	(15,114)			(15,114)
Written Options Equity Contracts	(54,000)			(54,000)
Total Liabilities	$(69,114)	$(93,426)		$(162,540)
Total	$111,672,399	$859,293,295	-	$970,965,694

Pro Forma Financial Statements for the Reorganization of Sentinel Sustainable Core Opportunities Fund into Touchstone Sustainability and Impact Equity Fund

Pro Forma Statement of Assets and Liabilities

As of March 31, 2017 (Unaudited)

	Sentinel Sustainable Core Opportunities Fund		Touchstone Sustainability and Impact Equity Fund		Pro Forma Adjustments		Proforma Combined Touchstone Sustainability and Impact Equity Fund
Assets
Investments, at cost	$262,884,257		$279,254,490		(83,892	)(1)	$542,054,855
Investments, at market value (A)	$379,089,658		$309,205,873		(83,892	)(1)	$688,211,639
Dividends and interest receivable	350,862		738,785				1,089,647
Receivable for capital shares sold	47,546		519,987				567,533
Receivable for investments sold	1,558,646		347,927				1,906,573
Receivable for securities lending income	-		95				95
Tax reclaim receivable	15,396		90,607				106,003
Other assets			24,944				24,944
Total Assets	381,062,108		310,928,218		(83,892)		691,906,434

Liabilities
Foreign currency (B)			21				21
Payable to Transfer Agent	46,338		76,794				123,132
Payable for return of collateral for securities on loan	-		3,913,812				3,913,812
Payable for capital shares redeemed	100,835		379,912				480,747
Payable for investments purchased	-		2,614,742				2,614,742
Payable to Investment Advisor	227,585		180,584				408,169
Payable to other affiliates	87,212		102,919				190,131
Payable to Trustees and Compliance Fees	4,339		3,920				8,259
Payable for Professional Services	19,512		40,360				59,872
Deferred Compensation	83,892		-		(83,892	)(1)	-
Other accrued expenses and liabilities	36,586		28,630				65,216
Total Liabilities	606,299		7,341,694		(83,892)		7,864,101

Net Assets	$380,455,809		$303,586,524		$-		$684,042,333

Net assets consist of:
Paid-in capital	$261,003,549		$284,925,703				$545,929,252
Accumulated net investment income (loss)	657,717		678,052				1,335,769
Accumulated net realized gains (losses) on investments, foreign currency transactions, written options and securities sold short	2,589,105		(11,967,811)				(9,378,706)
Net unrealized appreciation (depreciation) on investments, foreign currency transactions, written options and securities sold short	116,205,438		29,950,580				146,156,018
Net Assets applicable to shares outstanding	$380,455,809		$303,586,524				$684,042,333
Pricing of Class A Shares
Net assets attributable to Class A shares	$351,892,025		$113,062,255				$464,954,280
Shares of beneficial interest outstanding	15,668,257	(C)	5,254,373	(D)	685,317		21,607,947
Net asset value and redemption price per share(E)	$22.46		$21.52				$21.52
Maximum sales charge - Class A shares	5.00%		5.75%				5.75%
Maximum offering price per share	$23.64		$22.83				$22.83

Pricing of Class C Shares
Net assets attributable to Class C shares			$48,055,011				$48,055,011
Shares of beneficial interest outstanding			2,580,565	(D)			2,580,565
Net asset value, offering price and redemption price per share(F)			$18.62				$18.62
Pricing of Class Y Shares
Net assets attributable to Class Y shares(G)	$28,563,784		$112,790,042				$141,353,826
Shares of beneficial interest outstanding	1,267,883	(C)	5,101,425	(D)	24,040		6,393,348
Net asset value, offering price and redemption price per share(F)	$22.53		$22.11				$22.11

	Sentinel Sustainable Core Opportunities Fund	Touchstone Sustainability and Impact Equity Fund		Pro Forma Adjustments	Proforma Combined Touchstone Sustainability and Impact Equity Fund
Pricing of Institutional Class Shares
Net assets attributable to Institutional Class shares		$29,679,216			$29,679,216
Shares of beneficial interest outstanding		1,341,333	(D)	-	1,341,333
Net asset value, offering price and redemption price per share		$22.13			$22.13

(A)	Includes market value of securities on loan of $3,477,942 for the Touchstone Sustainability & Impact Equity Fund and the Pro Forma Combined Touchstone Sustainability & Impact Equity Fund.
(B)	Cost of foreign currency ($21) for the Touchstone Sustainability and Impact Equity Fund and the Pro Forma Combined Touchstone Sustainability & Impact Equity Fund.
(C)	Limited number of shares authorized, par value of $.01
(D)	Unlimited number of shares authorized, no par value
(E)
There is no sales load on subscriptions of $1 million or more. Redemptions that were part of a $1 million or more subscription may be subject to a contingent deferred sales load if redeemed within a one-year period from the date of purchase.

(F)	Redemption price per share varies by length of time shares are held due to the terms of the contingent deferred sales charge.
(G)	Sentinel Sustainable Core Opportunities Fund Class I shares will convert to Touchstone Sustainability and Impact Equity Fund Class Y shares.
(1)	Deferred compensation plan will be redeemed prior to conversion.

Pro Forma Statement of Operations

For the twelve months ending March 31, 2017 (Unaudited)

	Sentinel Sustainable Core Opportunities Fund	Touchstone Sustainability and Impact Equity Fund	Pro Forma Adjustments		Proforma Combined Touchstone Sustainability and Impact Equity Fund
Investment Income
Dividends (A)	$6,950,559	$5,810,993	$-		$12,761,552
Interest Income	23,073	-	-		23,073
Income from Securities loaned	-	33,847	-		33,847
Total Investment Income	6,973,632	5,844,840	-		12,818,472
Expenses
Investment advisory fees	2,547,429	2,078,096	(418,985	)(B)	4,206,540
Accounting and Administration services	134,211	409,749	394,422	(B)	938,382
Compliance fees and expenses	29,660	2,846	(30,125	)(C)	2,381
Custody fees	30,075	24,275	(14,416	)(C)	39,934
Professional fees	41,950	48,985	(41,950	)(C)	48,985
Transfer Agent fees, Class A	449,218	177,849	644	(D)	627,711
Transfer Agent fees, Class B	-	644	(644	)(D)	-
Transfer Agent fees, Class C	-	65,933	-		65,933
Transfer Agent fees, Class Y	11,284	100,186	-	(E)	111,470
Transfer Agent fees, Institutional Class	-	8,056	-		8,056
Registration Fees, Class A	24,928	16,543	(16,543	)(C)	24,928
Registration Fees, Class B	-	13,986	(13,986	)(D)	-
Registration Fees, Class C	-	16,467	-		16,467
Registration Fees, Class Y	13,296	21,821	(13,296	)(C)(E)	21,821
Registration Fees, Institutional Class	-	12,797	-		12,797
Reports to Shareholders, Class A	19,761	21,881	2,676	(D)	44,318
Reports to Shareholders, Class B	-	2,676	(2,676	)(D)	-
Reports to Shareholders, Class C	-	11,279	-		11,279
Reports to Shareholders, Class Y	339	12,959	-	(E)	13,298
Reports to Shareholders, Institutional Class	-	5,209	-		5,209
Distribution expenses, Class A	852,507	315,305	601	(D)	1,168,413
Distribution expenses, Class B	-	601	(601	)(D)	-
Distribution and shareholder servicing expenses, Class C	-	522,284	-		522,284
Trustee fees	46,799	15,798	(49,116	)(C)	13,481
Other expenses	39,515	81,041	-		120,556
Total Expenses	4,240,972	3,987,266	(203,995)		8,024,243
Fees waived and/or reimbursed by the Advisor and/or Affiliates	-	(364,653)	(4,064	)(F)	(368,717)
Net Expenses	4,240,972	3,622,613	(208,059)		7,655,526
Net Investment Income (Loss)	2,732,660	2,222,227	208,059		5,162,946
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments	6,223,300	2,695,968	-		8,919,268
Net realized gains (losses) on foreign currency transactions	101	24,086	-		24,187
Net change in unrealized appreciation (depreciation) on investments	36,348,570	32,516,938	-		68,865,508
Net change in unrealized appreciation (depreciation) on foreign currency transactions	12	(5,302)	-		(5,290)
Net Realized and Unrealized Gains (Losses) on Investments	42,571,983	35,231,690	-		77,803,673
Change in Net Assets Resulting from Operations	$45,304,643	$37,453,917	$208,059		$82,966,619

(A)
Net of foreign tax withholdings of $83,660 for the Sentinel Sustainable Core Opportunities Fund, $323,710 for the Touchstone Sustainability and Import Equity Fund, and $407,370 for the Pro Forma Combined Touchstone Sustainability and Impact Equity Fund.

(B)	Reflects the impact of applying the Acquiring Fund’s Investment Advisory and Administration fee rates following the Reorganization to the combined fund’s average net assets.
(C)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.
(D)	Reflects the adjustments for the conversion of Touchstone Sustainability and Impact Equity Fund Class B shares to Touchstone Sustainability and Impact Equity Fund Class A shares.
(E)	Holders of Sentinel Sustainable Core Opportunities Fund Class I shares will receive Class Y shares of the Touchstone Sustainability and Impact Equity Fund upon closing of the reorganization.
(F)
Reflects the increase in expense reimbursement payments the advisor would have made to the combined fund if the Reorganization had occurred on the first day of the 12-month period ended March 31, 2017.

Pro Forma Portfolio of Investments

As of March 31, 2017 (Unaudited)

	Sentinel Sustainable Core Opportunities Fund			Touchstone Sustainability and Impact Equity Fund		Pro Forma Adjustments		Proforma Combined Touchstone Sustainability and Impact Equity Fund
	Shares	Market Value		Shares	Market Value	Shares	Market Value	Shares	Market Value
Common Stocks - 96.6%
Information Technology - 20.2%
Accenture PLC	59,000	$7,072,920	(A)	-	$-			59,000	$7,072,920
Alphabet, Inc. - Class A*	10,500	8,901,900		12,050	10,215,990			22,550	19,117,890
Apple, Inc.	75,000	10,774,500		-	-			75,000	10,774,500
Baidu, Inc. ADR*	-	-		18,820	3,246,826			18,820	3,246,826
Check Point Software Technologies Ltd.*	25,000	2,566,500	(A)	-	-			25,000	2,566,500
Cisco Systems, Inc.	160,000	5,408,000	(A)	-	-			160,000	5,408,000
Cognizant Technology Solutions Corp.*	40,000	2,380,800	(A)	-	-			40,000	2,380,800
Facebook, Inc. - Class A*	-	-		60,857	8,644,737			60,857	8,644,737
Kyocera Corp.	-	-		111,200	6,212,452			111,200	6,212,452
Microchip Technology, Inc.	70,000	5,164,600	(A)	-	-			70,000	5,164,600
Microsoft Corp.	190,000	12,513,400		107,168	7,058,084			297,168	19,571,484
NICE Systems Ltd. ADR	35,000	2,379,300	(A)	-	-			35,000	2,379,300
Open Text Corp.	110,000	3,741,100	(A)	-	-			110,000	3,741,100
Oracle Corp.	-	-		121,743	5,430,955			121,743	5,430,955
Skyworks Solutions, Inc.	30,000	2,939,400	(A)	-	-			30,000	2,939,400
Synopsys, Inc.*	40,000	2,885,200	(A)	-	-			40,000	2,885,200
Tencent Holdings Ltd.	-	-		163,600	4,713,238			163,600	4,713,238
Texas Instruments, Inc.	85,000	6,847,600	(A)	-	-			85,000	6,847,600
Visa, Inc. - Class A	131,000	11,641,970		87,501	7,776,214			218,501	19,418,184
		85,217,190			53,298,496				138,515,686
Financials - 18.9%
ABN AMRO Group NV, 144a	-	-		126,722	3,072,832			126,722	3,072,832
American Express Co.	50,000	3,955,500	(A)	-	-			50,000	3,955,500
Bank Rakyat Indonesia Persero Tbk PT	-	-		2,057,000	2,002,939			2,057,000	2,002,939
BNP Paribas SA	-	-		96,593	6,427,709			96,593	6,427,709
Chubb Ltd.	40,000	5,450,000	(A)	-	-			40,000	5,450,000
CME Group, Inc.	57,000	6,771,600	(A)	-	-			57,000	6,771,600
Comerica, Inc.	35,000	2,400,300		-	-			35,000	2,400,300
Discover Financial Services	90,000	6,155,100		53,268	3,642,999			143,268	9,798,099
Fifth Third Bancorp	-	-		186,744	4,743,298			186,744	4,743,298
Grupo Financiero Banorte SAB de CV - Class O	-	-		434,600	2,500,971			434,600	2,500,971
ING Groep NV	-	-		523,208	7,902,698			523,208	7,902,698
JPMorgan Chase & Co.	-	-		93,487	8,211,898			93,487	8,211,898
Lloyds Banking Group PLC	-	-		4,524,655	3,763,062			4,524,655	3,763,062
Morgan Stanley	160,000	6,854,400		-	-			160,000	6,854,400
ORIX Corp.	-	-		315,100	4,676,884			315,100	4,676,884
PNC Financial Services Group, Inc.	62,500	7,515,000	(A)	-	-			62,500	7,515,000
Prudential PLC	-	-		329,230	6,954,408			329,230	6,954,408
Raymond James Financial, Inc.	37,910	2,891,017	(A)	-	-			37,910	2,891,017
Reinsurance Group of America, Inc.	-	-		35,041	4,449,506			35,041	4,449,506
S&P Global, Inc.	60,000	7,844,400	(A)	-	-			60,000	7,844,400
Signature Bank*	49,950	7,412,081	(A)	-	-			49,950	7,412,081
Swedbank AB - Class A†	-	-		151,913	3,515,031			151,913	3,515,031
Synchrony Financial	-	-		117,258	4,021,949			117,258	4,021,949
The Travelers Cos., Inc.	40,000	4,821,600	(A)	-	-			40,000	4,821,600
Webster Financial Corp.	20,000	1,000,800	(A)	-	-			20,000	1,000,800
Wells Fargo & Co.	-	-		521	28,999			521	28,999
		63,071,797			65,915,183				128,986,980

	Sentinel Sustainable Core Opportunities Fund			Touchstone Sustainability and Impact Equity Fund		Pro Forma Adjustments		Proforma Combined Touchstone Sustainability and Impact Equity Fund
	Shares	Market Value		Shares	Market Value	Shares	Market Value	Shares	Market Value
Health Care - 14.4%
Abbott Laboratories	-	-		132,246	5,873,045			132,246	5,873,045
Alnylam Pharmaceuticals, Inc.*	-	-		31,006	1,589,058			31,006	1,589,058
Amgen, Inc.	25,000	4,101,750	(A)	-	-			25,000	4,101,750
Becton Dickinson & Co.	20,000	3,668,800		20,649	3,787,853			40,649	7,456,653
Biogen, Inc.*	9,000	2,460,780		12,479	3,412,008			21,479	5,872,788
Bristol-Myers Squibb Co.	60,000	3,262,800	(A)	-	-			60,000	3,262,800
Cerner Corp.*	-	-		93,409	5,497,120			93,409	5,497,120
Danaher Corp.	52,000	4,447,560	(A)	-	-			52,000	4,447,560
DENTSPLY SIRONA, Inc.	30,000	1,873,200	(A)	-	-			30,000	1,873,200
Eli Lilly & Co.	33,000	2,775,630	(A)	-	-			33,000	2,775,630
Illumina, Inc.*	-	-		20,336	3,470,135			20,336	3,470,135
Johnson & Johnson	22,500	2,802,375	(A)	-	-			22,500	2,802,375
Medtronic PLC	65,000	5,236,400	(A)	-	-			65,000	5,236,400
Merck & Co., Inc.	110,000	6,989,400		-	-			110,000	6,989,400
Novartis AG	-	-		86,350	6,412,141			86,350	6,412,141
Regeneron Pharmaceuticals, Inc.*	-	-		8,948	3,467,439			8,948	3,467,439
Roche Holding AG ADR	120,000	3,846,600		-	-			120,000	3,846,600
Shire PLC ADR	-	-		35,756	6,229,768			35,756	6,229,768
Stryker Corp.	22,000	2,896,300	(A)	-	-			22,000	2,896,300
Ultragenyx Pharmaceutical, Inc.*	-	-		21,802	1,477,740			21,802	1,477,740
UnitedHealth Group, Inc.	48,000	7,872,480		-	-			48,000	7,872,480
Zoetis, Inc.	95,000	5,070,150	(A)	-	-			95,000	5,070,150
		57,304,225			41,216,307				98,520,532
Industrials - 12.8%
3M Co.	25,000	4,783,250	(A)	-	-			25,000	4,783,250
Amada Holdings Co. Ltd.	-	-		298,500	3,416,931			298,500	3,416,931
Ametek, Inc.	35,000	1,892,800	(A)	-	-			35,000	1,892,800
Atlas Copco AB - Class A	-	-		102,059	3,597,486			102,059	3,597,486
Canadian Pacific Railway Ltd.	19,000	2,791,480	(A)	-	-			19,000	2,791,480
Cie de Saint-Gobain	-	-		86,593	4,442,825			86,593	4,442,825
Fortive Corp.	26,000	1,565,720	(A)	-	-			26,000	1,565,720
Intertek Group PLC	-	-		52,921	2,604,912			52,921	2,604,912
Johnson Controls Int'l. plc	71,625	3,016,845	(A)	-	-			71,625	3,016,845
Kinden Corp.	-	-		335,900	4,703,596			335,900	4,703,596
KION Group AG	-	-		33,030	2,155,980			33,030	2,155,980
Masco Corp.	63,820	2,169,242	(A)	-	-			63,820	2,169,242
Nabtesco Corp.	-	-		38,000	1,011,188			38,000	1,011,188
Parker Hannifin Corp.	22,000	3,527,040	(A)	-	-			22,000	3,527,040
Pentair PLC	-	-		86,718	5,444,156			86,718	5,444,156
Roper Technologies, Inc.	-	-		22,342	4,613,400			22,342	4,613,400
Schneider Electric SE	-	-		27,577	2,026,053			27,577	2,026,053
Southwest Airlines Co.	-	-		223,739	12,028,209			223,739	12,028,209
United Continental Holdings, Inc.*	-	-		59,677	4,215,583			59,677	4,215,583
United Parcel Service, Inc.	20,000	2,146,000		-	-			20,000	2,146,000
Verisk Analytics, Inc.*	40,000	3,245,600	(A)	-	-			40,000	3,245,600
Vestas Wind Systems A/S ADR	170,000	4,624,000	(A)	-	-			170,000	4,624,000
Waste Connections, Inc.	56,170	4,955,317	(A)	-	-			56,170	4,955,317
Xylem Inc	50,000	2,511,000	(A)	-	-			50,000	2,511,000
		37,228,294			50,260,319				87,488,613
Consumer Discretionary - 12.4%
Amazon.com, Inc.*	-	-		6,598	5,849,391	6,598	5,849,391
Bayerische Motoren Werke AG	-	-		17,040	1,554,765	17,040	1,554,765
Berkeley Group Holdings PLC	-	-		63,756	2,563,593	63,756	2,563,593
BorgWarner, Inc.	82,040	3,428,452	(A)	-	-	82,040	3,428,452
Comcast Corp.	190,000	7,142,100		-	-	190,000	7,142,100
Compass Group PLC	-	-		288,292	5,443,000	288,292	5,443,000
Delphi Automotive PLC	-	-		72,826	5,861,765	72,826	5,861,765
Ford Motor Co.	-	-		259,938	3,025,678	259,938	3,025,678
Goodyear Tire & Rubber Co.	100,000	3,600,000	(A)	-	-	100,000	3,600,000
Home Depot, Inc.	35,000	5,139,050	(A)	-	-	35,000	5,139,050
InterContinental Hotels Group	-	-		57,760	2,829,015	57,760	2,829,015
Luxottica Group SpA	-	-		54,605	3,013,466	54,605	3,013,466
Marriott Int'l., Inc.	40,000	3,767,200	(A)	-	-	40,000	3,767,200
McDonald's Corp.	51,000	6,610,110	(A)	-	-	51,000	6,610,110
NIKE, Inc. - Class B	-	-		84,189	4,691,853	84,189	4,691,853
Omnicom Group, Inc.	60,000	5,172,600	(A)	-	-	60,000	5,172,600
Priceline Group, Inc.*	1,700	3,025,949	(A)	-	-	1,700	3,025,949
Time Warner, Inc.	50,000	4,885,500	(A)	-	-	50,000	4,885,500
TJX Cos., Inc.	95,000	7,512,600	(A)	-	-	95,000	7,512,600
		50,283,561			34,832,526		85,116,087

	Sentinel Sustainable Core Opportunities Fund			Touchstone Sustainability and Impact Equity Fund		Pro Forma Adjustments			Proforma Combined Touchstone Sustainability and Impact Equity Fund
	Shares	Market Value		Shares	Market Value	Shares	Market Value		Shares	Market Value
Consumer Staples - 6.6%
CVS Health Corp.	40,000	3,140,000		94,932	7,452,162				134,932	10,592,162
Estee Lauder Cos, Inc.	50,000	4,239,500	(A)	-	-				50,000	4,239,500
Kraft Heinz Co.	40,000	3,632,400	(A)	-	-				40,000	3,632,400
McCormick & Co., Inc.	16,000	1,560,800	(A)	-	-				16,000	1,560,800
PepsiCo, Inc.	70,000	7,830,200	(A)	-	-				70,000	7,830,200
Procter & Gamble Co.	75,000	6,738,750	(A)	-	-				75,000	6,738,750
Unilever NV ADR	145,000	7,203,600		-	-				145,000	7,203,600
Unilever PLC ADR	-	-		64,711	3,192,841				64,711	3,192,841
		34,345,250			10,645,003					44,990,253
Energy - 5.2%
Anadarko Petroleum Corp.	45,000	2,790,000		-	-				45,000	2,790,000
Apache Corp.	-	-		606	31,142				606	31,142
Baker Hughes, Inc.	40,000	2,392,800	(A)	-	-				40,000	2,392,800
ConocoPhillips	-	-		146,450	7,303,462				146,450	7,303,462
Core Laboratories NV	12,000	1,386,240	(A)	-	-				12,000	1,386,240
EOG Resources, Inc.	66,500	6,487,075	(A)	-	-				66,500	6,487,075
Newfield Exploration Co.*	-	-		75,243	2,777,219				75,243	2,777,219
Noble Energy, Inc.	140,000	4,807,600		57,143	1,962,291				197,143	6,769,891
Schlumberger Ltd.	75,000	5,857,500	(A)	-	-				75,000	5,857,500
		23,721,215			12,074,114					35,795,329
Materials - 2.4%
Cemex SAB de CV ADR*	-	-		352,814	3,200,023				352,814	3,200,023
Ecolab, Inc.	40,000	5,013,600	(A)	-	-				40,000	5,013,600
HeidelbergCement AG	-	-		62,562	5,858,830				62,562	5,858,830
Praxair, Inc.	20,000	2,372,000	(A)	-	-				20,000	2,372,000
		7,385,600			9,058,853					16,444,453
Telecommunication Services - 2.2%
KT Corp. ADR*	-	-		94,398	1,588,718				94,398	1,588,718
Nippon Telegraph & Telephone Corp.	-	-		170,500	7,289,441				170,500	7,289,441
Verizon Communications, Inc.	120,000	5,850,000	(A)	-	-				120,000	5,850,000
		5,850,000			8,878,159					14,728,159
Utilities - 1.5%
American Water Works Co., Inc.	-	-		100,062	7,781,822				100,062	7,781,822
Tokyo Gas Co. Ltd.	-	-		582,000	2,658,052				582,000	2,658,052
		-			10,439,874					10,439,874
Common Stocks Total		364,407,132			296,618,834					661,025,966
Real Estate Investment Trusts - 0.8%
Equinix, Inc.	14,000	5,605,180	(A)	-	-				14,000	5,605,180
Real Estate Investment Trusts Total		5,605,180			-					5,605,180
Short Term Investments - 3.2%
Dreyfus Government Cash Management, Institutional Shares, 0.66%∞ Ω	-	-		8,673,227	8,673,227				8,673,227	8,673,227
Invesco Government & Agency Portfolio, Institutional Class, 0.61%**∞Ω	-	-		3,913,812	3,913,812				3,913,812	3,913,812
State Street Institutional U.S. Government Money Market Fund Premier Class	9,077,346	9,077,346		-	-	(83,892)	(83,892	)(B)	8,993,454	8,993,454
Short Term Investments Total		9,077,346			12,587,039		(83,892)			21,580,493
Total Investment Securities - 100.6% (Cost $542,054,855)		379,089,658			$309,205,873		$(83,892)			$688,211,639
Liabilities in Excess of Other Assets - -0.6%		1,366,151			(5,619,349)		83,892	(B)		(4,169,306)
Net Assets - 100.0%		380,455,809			$303,586,524		$-			$684,042,333

(A)
Following the Reorganization, all or a portion of this security may be sold.  It is expected that the Touchstone Sustainability and Impact Equity Fund will sell approximately 67% of the securities acquired from the Target Fund.  If such sales had occurred as of 3/31/17, shareholders would have recognized capital gains of $2.42 per share of the Proforma Combined Touchstone Sustainability and Impact Equity Fund.

(B)	Deferred compensation plan will be redeemed prior to conversion.
*	Non-income producing security
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of March 31, 2017 was $3,477,942
∞	Open-End Fund.
Ω	Represents the 7-day SEC yield as of March 31, 2017.

ADR American Depositary Receipt
PLC Public Limited Company
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017, these securities were valued at $3,072,832 or 1.0% of net assets.  These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$185,796,307	$475,229,659	$-	$661,025,966
Real Estate Investment Trusts	5,605,180	-	-	5,605,180
Short Term Investments	12,587,039	8,993,454	-	21,580,493
Total	$203,988,526	$484,223,113	-	$688,211,639

Notes to Pro Forma Financial Statements

March 31, 2017 (Unaudited)

Pro Forma Financial Information

Note 1—Reorganizations

The unaudited pro forma financial information set forth in the accompanying pro forma financial statements is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the reorganization of each Sentinel Fund into the corresponding Touchstone Fund (each, a “Reorganization” and collectively, the “Reorganizations”) had been consummated. These pro forma numbers have been estimated in good faith based on information provided by the Sentinel Funds as of and for the twelve months ended March 31, 2017 for the Sentinel Funds.  The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Sentinel Funds and the Touchstone Funds, which are available in their annual shareholder reports.

Each of the acquiring funds, Touchstone Flexible Income Fund and the Touchstone Sustainability and Impact Equity Fund (the “Acquiring Funds”), is a series of Touchstone Strategic Trust (“Touchstone Funds”), which is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. As of March 31, 2017, the Acquiring Funds had shares outstanding of the share classes listed below:

Funds	Classes
Touchstone Flexible Income Fund	A, C, Y, and Institutional
Touchstone Sustainability and Impact Equity Fund	A, C, Y, and Institutional

Each of the target funds, Sentinel Multi-Asset Income Fund and Sentinel Sustainable Core Opportunities Fund (the “Target Funds”), is a series of Sentinel Group Funds, Inc. (“Sentinel Funds”), which is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. As of March 31, 2017, the Sentinel Funds had shares outstanding of the share classes listed below:

Funds	Classes
Sentinel Multi-Asset Income Fund	A, C, and I*
Sentinel Sustainable Core Opportunities Fund	A and I*

*	Class I shares of the Sentinel Funds will be exchanged for Class Y shares of the Touchstone Funds.

The accompanying unaudited pro forma financial statements are presented to show the effect of the transfer of assets and liabilities of the Target Funds in exchange for shares of the Acquiring Funds (for purposes of maintaining the financial statements and performance).

Under the terms of the Agreement and Plan of Reorganization, the combination of each Target Fund and the corresponding Acquiring Fund will be accounted for by the method of accounting for tax-free reorganizations of investment companies. The statements of assets and liabilities and the related statements of operations of the Acquiring Funds and the Target Funds have been combined as of and for the twelve months ended March 31, 2017. In accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), the historical cost of investment securities will be carried forward to the Acquiring Funds and the results of operations for pre-combination periods of the Acquiring Funds will not be restated.

Each Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes; therefore, no gain or loss will be recognized by the Target Funds or their shareholders as a direct result of the Reorganizations. The Target Funds and the Acquiring Funds are each registered open-end management investment companies. Each Reorganization will be accomplished by the transfer of the assets and the liabilities of the applicable Sentinel Fund to the corresponding Touchstone Fund in exchange for shares of the Touchstone Fund and the distribution of such shares to the shareholders of the Sentinel Fund, in complete liquidation of the Sentinel Fund, followed by the termination of the Sentinel Fund. The table below shows the shares that Target Fund shareholders would have received had the Reorganizations occurred on March 31, 2017.

Touchstone Strategic Trust—Touchstone Flexible Income Fund

Class of Shares	Shares of Acquiring Fund Pre- Combination	Additional Shares Assumed Issued in Reorganization	Total Outstanding Shares Post- Combination
Class A	4,624,514	11,202,342	15,826,856
Class C	5,207,144	9,071,900	14,279,044
Class Y*	43,182,530	7,365,971	50,548,501
Institutional Class	9,740,523	—	9,740,523

Touchstone Strategic Trust—Touchstone Sustainability and Impact Equity Fund

Class of Shares	Shares of Acquiring Fund Pre- Combination	Additional Shares Assumed Issued in Reorganization	Total Outstanding Shares Post- Combination
Class A	5,254,373	16,353,574	21,607,947
Class C	2,580,565	—	2,580,565
Class Y*	5,101,425	1,291,923	6,393,348
Institutional Class	1,341,333	—	1,341,333

*	Class I shares of the Sentinel Funds will be exchanged for Class Y shares of the Touchstone Funds.

Funds	Net Assets March 31, 2017
Sentinel Multi-Asset Income Fund	$295,059,203
Touchstone Flexible Income Fund	$673,220,321
Pro Forma Combined Touchstone Flexible Income Fund	$968,279,524

Funds	Net Assets March 31, 2017
Sentinel Sustainable Core Opportunities Fund	$380,455,809
Touchstone Sustainability and Impact Equity Fund	$303,586,524
Pro Forma Combined Touchstone Sustainability and Impact Equity Fund	$684,042,333

Note 2— Security Valuation

The Funds’ portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price or from the primary exchange on which the security trades. Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. Shares of mutual funds in which the Funds invest are valued at their respective net asset values (“NAV”) as reported by the underlying funds.

Debt securities held by the Funds are valued at their evaluated bid by an independent pricing service or at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities. Independent pricing services use information provided by market makers or estimates of market values through accepted market modeling conventions. Observable inputs to the models may include prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models, the securities’ terms and conditions, among others.  Debt securities with remaining maturities of 60 days or less may be valued at amortized cost, provided such amount approximates market value. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which fair value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment.

Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of regular trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.  Securities mainly traded on a non-U.S. exchange or denominated in foreign currencies are generally valued according to the preceding closing values on that exchange, translated to U.S. dollars using currency exchange rates as of the close of regular trading on the NYSE. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value. This may cause the value of the security, if held on the books of a Fund to be different from the closing value on the non-U.S. exchange and may affect the calculation of that Fund’s NAV.

The Funds may use fair value pricing under the following circumstances, among others:

•  If the value of a security has been materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets on which the security is traded.

•  If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds’ NAV calculation.

•  If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

•  If the validity of market quotations is not reliable.

Securities held by the Funds that do not have readily available market quotations, significant observable inputs, or securities for which the available market quotations are not reliable, are priced at their estimated fair value using procedures approved by the Touchstone Funds’ Board of Trustees.

Note 3—Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 4—Pro Forma Expense Adjustments

These pro forma numbers have been estimated in good faith based on information provided by the Sentinel Funds as of and for the twelve months ended March 31, 2017 for the Sentinel Funds. The pro forma expenses have been adjusted to reflect the contractual rates of the Touchstone Funds, expense reductions of certain duplicative expenses, and the impact of the expense limitation agreement as a result of the Reorganization.

Note 5—Portfolio Repositioning

A significant portion of the portfolio securities of each Sentinel Target Fund are expected to be sold following the Reorganization. To the extent that portfolio investments received by a Touchstone Acquiring Fund from a Sentinel Target Fund in a Reorganization are sold after the Reorganization, the Touchstone Acquiring Fund may recognize gains or losses, which may result in taxable distributions to shareholders holding shares of the Touchstone Acquiring Fund (including former Sentinel Target Fund shareholders who hold shares of the Touchstone Acquiring Fund following the Reorganization).  The sub-advisors may take Touchstone Strategic Trust - N-14 Phoenix Financial 59998 steps to limit the amount of capital gains recognized during a single fiscal year including executing the portfolio repositionings over a period of time.

Note 6—Reorganization Costs

Touchstone Advisors, Inc. (“Touchstone Advisors”) and Sentinel Asset Management, Inc. (“Sentinel”) estimate that expenses for the Reorganizations of the Sentinel Group Funds, Inc. and the Sentinel Variable Products Trust will be approximately $1.7 million. These costs represent management’s estimate of professional services fees, printing costs and mailing charges related to the Reorganizations. Touchstone Advisors and Sentinel will bear 100% of the Reorganization expenses. As a result there are no pro forma adjustments to net assets for Reorganization expenses.

Note 7—Accounting Survivor

The table below indicates the accounting and performance survivor for each Reorganization based on the legal survivors of the Reorganizations and their forms of organization; the boards of trustees/directors; portfolio management; portfolio composition; investment goals, policies and restrictions; expenses structures and expense ratios; and asset size.

Target Funds	Acquiring Funds	Accounting Survivor
Sentinel Multi-Asset Income Fund	Touchstone Flexible Income Fund	Touchstone Flexible Income Fund
Sentinel Sustainable Core	Touchstone Sustainability and Impact	Touchstone Sustainability and Impact
Opportunities Fund	Equity Fund	Equity Fund

Note 8—Federal Income Taxes

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). After each Reorganization, the applicable Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes. The identified cost of investments for the Funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined Funds.

Note 9—Capital Loss Carry Forwards

As of November 30, 2016, the Sentinel Funds had no unused capital loss carry forwards. As of March 31, 2017, the Touchstone Flexible Income Fund had $6,355,592 of capital loss carry forwards expiring in 2019 and the Touchstone Sustainability and Impact Equity Fund had capital loss carry forwards with no expiration totaling $11,335,434.

STATEMENT OF ADDITIONAL INFORMATION
RELATING TO THE REORGANIZATION OF THE
TARGET FUNDS AND ACQUIRING FUNDS
 (AS DEFINED BELOW)

TOUCHSTONE STRATEGIC TRUST
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
 800.543.0407

and

SENTINEL GROUP FUNDS, INC.
One National Life Drive
Montpelier, Vermont 05604
 800.282.3863

July 27, 2017

This Statement of Additional Information (“SAI”), is not a prospectus but should be read in conjunction with the Joint Proxy Statement/Prospectus dated July 27, 2017, relating specifically to the reorganization of each of Sentinel Balanced Fund, Sentinel Common Stock Fund, Sentinel International Equity Fund, and Sentinel Small Company Fund (each a “Target Fund” and collectively, the “Target Funds”), each a series of Sentinel Group Funds, Inc. (“Sentinel Funds”), into a corresponding mutual fund advised by Touchstone Advisors, Inc. (“Touchstone Advisors”) as set forth in the table below under the heading Acquiring Funds (each an “Acquiring Fund” and collectively, the “Acquiring Funds”).

Target Funds	Acquiring Funds
Sentinel Balanced Fund	Touchstone Balanced Fund
Sentinel Common Stock Fund	Touchstone Large Cap Focused Fund
Sentinel International Equity Fund	Touchstone International Equity Fund
Sentinel Small Company Fund	Touchstone Small Company Fund

A copy of the Joint Proxy Statement/Prospectus may be obtained without charge by calling or writing to Sentinel Group Funds, Inc. or Touchstone Strategic Trust at the telephone numbers or addresses set forth above.  The reorganizations are to occur pursuant to an Agreement and Plan of Reorganization.

The date of this Statement of Additional Information is July 27, 2017.

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A.  GENERAL INFORMATION

This SAI relates to the proposal to approve an Agreement and Plan of Reorganization (the “Plan”) between Touchstone Strategic Trust, on behalf of the Acquiring Funds, and Sentinel Funds, on behalf of the Target Funds, providing for (i) the transfer of all assets of each Target Fund to the corresponding Acquiring Fund in exchange solely for shares of the corresponding Acquiring Fund as set forth in the table below and the assumption by such corresponding Acquiring Fund of the liabilities (other than certain excluded liabilities) of the Target Fund, as set forth in the Plan; (ii) the pro rata distribution, by class, to the Target Fund’s shareholders of the shares of the Acquiring Fund as set forth in the table below in complete liquidation of the Target Fund; and (iii) the termination of the Target Fund (each a “Reorganization” and collectively, the “Reorganizations”).

Target Funds and Share Classes	Acquiring Funds and corresponding Share Classes
Sentinel Balanced Fund	Touchstone Balanced Fund
Class A	Class A
Class C	Class C
Class I	Class Y
Sentinel Common Stock Fund	Touchstone Large Cap Focused Fund
Class A	Class A
Class C	Class C
Class I	Class Y
Class R6	Institutional Class
Sentinel International Equity Fund	Touchstone International Equity Fund
Class A	Class A
Class C	Class C
Class I	Class Y
Sentinel Small Company Fund	Touchstone Small Company Fund
Class A	Class A
Class C	Class C
Class I	Class Y
Class R6	Class R6

Further information is included in the Joint Proxy Statement/Prospectus and in the documents listed below, which are incorporated by reference into this SAI.

B.  INCORPORATION BY REFERENCE

This SAI incorporates by reference the following documents:

(1)      Prospectus relating to the Target Funds dated March 30, 2017, as supplemented through the date of this SAI (previously filed on EDGAR, Accession No. 0001144204-17-017719).

(2)      SAI relating to the Target Funds dated March 30, 2017, as supplemented through the date of this SAI (previously filed on EDGAR, Accession No. 0001144204-17-017719).

(3)      Annual Report relating to the Target Funds for the fiscal year ended November 30, 2016 (previously filed on EDGAR, Accession No. 0001144204-17-006110).

You can also obtain copies of any of the above-referenced documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.  Copies are available for a fee by electronic request at the following e-mail address:  publicinfo@sec.gov, or from the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.  Copies of the above-referenced documents may also be obtained upon oral or written request without charge by calling 1.800.282.3863, on the Target Funds’ website at www.sentinelinvestments.com or by writing to Sentinel Investments at P.O. Box 55929, Boston, Massachusetts 02205.
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C.  PRO FORMA FINANCIAL INFORMATION

Pro forma financial information has not been prepared for the Reorganizations because each Target Fund will be reorganized into an Acquiring Fund that  is a newly organized shell fund with no assets and liabilities that will commence investment operations upon the completion of the Reorganization and continue the operations of the Target Fund.  Each Acquiring Fund will adopt the financial statements and financial history of the corresponding Target Fund upon the consummation of the applicable Reorganization.
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ATTACHMENT A:  ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS

The Trust

Touchstone Strategic Trust (the “Trust”), an open-end management investment company, was organized as a Massachusetts business trust on November 18, 1982.  Touchstone Balanced Fund, Touchstone Large Cap Focused Fund, Touchstone International Equity Fund and Touchstone Small Company Fund (each referred to in this Attachment A as an “Acquiring Fund” and collectively as the “Acquiring Funds”) are each a series of the Trust.  Each of Touchstone Balanced Fund, Touchstone International Equity Fund and Touchstone Small Company Fund is a diversified open-end management investment company. Touchstone Large Cap Focused Fund is a non-diversified open-end management investment company.

Touchstone Advisors, Inc. (“Touchstone” or the “Advisor”) is the investment advisor and administrator for the Acquiring Funds.  The Advisor has selected Fort Washington Investment Advisors, Inc., an affiliate of Touchstone Advisors (“Fort Washington”) as the sub-advisor to manage, on a daily basis, the assets of each Acquiring Fund.  The Advisor has sub-contracted certain administrative and accounting services to BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon” or the “Sub-Administrator”).  Touchstone Securities, Inc. (“Touchstone Securities”) is the principal distributor of the Acquiring Funds’ shares.  Touchstone Securities is an affiliate of the Advisor.  The Acquiring Funds are offering the following classes of shares by the Joint Proxy Statement/Prospectus and this SAI:

Acquiring Funds
Share Class	Touchstone Balanced Fund	Touchstone Large Cap Focused Fund	Touchstone International Equity Fund	Touchstone Small Company Fund
Class A	✓	✓	✓	✓
Class C	✓	✓	✓	✓
Class Y	✓	✓	✓	✓
Institutional Class		✓
Class R6				✓

The shares of each Acquiring Fund represent an interest in the same assets of the Acquiring Fund.  The shares have the same rights and are identical in all material respects except that (i) each class of shares may bear different (or no) distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (v) certain classes offer different features and services to shareholders and may have different investment minimums.  The Trust’s Board of Trustees (the “Board”) may classify and reclassify the shares of an Acquiring Fund into additional classes of shares at a future date.

Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership.  However, numerous investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), have been formed as Massachusetts business trusts and the Trust is not aware of an instance where such a result has occurred.  In addition, the Trust’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and provides for the indemnification out of the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not for some other reason.  Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.  As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations.  Management believes that, in view of the above, the risk of personal liability is remote.
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History of the Acquiring Funds

Before each Acquiring Fund commences investment operations, the assets of the corresponding Target Fund identified above will be transferred to the Acquiring Fund in a tax-free reorganization as set forth in an Agreement and Plan of Reorganization between the Trust, on behalf of the Acquiring Funds, and Sentinel Funds, on behalf of the Target Funds.  Each Reorganization is expected to occur on October 13, 2017 or as soon as practicable thereafter.  As a result of each Reorganization, the performance and accounting history of each Target Fund will be assumed by its corresponding Acquiring Fund. Financial and performance information included herein is that of the Target Funds.

Permitted Investments and Risk Factors

The Acquiring Funds’ principal investment strategies and principal risks are described in the Joint Proxy Statement/Prospectus.  The following supplements the information contained in the Joint Proxy Statement/Prospectus concerning the Acquiring Funds’ principal investment strategies and principal risks.  In addition, although not principal strategies of the Acquiring Funds, the Acquiring Funds may invest in other types of securities and engage in other investment practices as described in the Joint Proxy Statement/Prospectus or in this SAI.  Unless otherwise indicated, the Acquiring Funds are permitted to invest in each of the investments listed below, or engage in each of the investment techniques listed below consistent with the Acquiring Fund’s investment goals, policies and strategies.  The investment limitations below are considered to be non-fundamental policies that may be changed at any time by a vote of the Board, unless designated as a “fundamental” policy.  In addition, any stated percentage limitations are measured at the time of a security’s purchase.

ADRs, ADSs, GDRs, EDRs and CDRs.  The Acquiring Funds may invest in American Depositary Receipts (“ADRs”) and other similar instruments.  ADRs and American Depositary Shares (“ADSs”) are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer.  They are publicly traded on exchanges or over-the-counter in the United States.  European Depositary Receipts (“EDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”), and Global Depositary Receipts (“GDRs”) may also be purchased by the Acquiring Funds.  EDRs, CDRs and GDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities.  Certain institutions issuing ADRs, ADSs, GDRs or EDRs may not be sponsored by the issuer of the underlying foreign securities.  A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer of the underlying foreign securities.  Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Asset-Backed Securities (“ABS”). Asset-backed securities are secured by assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. Covered bonds are a type of asset backed security that is created from public sector loans or mortgage loans where the security is backed by a separate group of loans. Covered bonds typically carry a 2 to 10 year maturity rate and enjoy relatively high credit ratings, depending on the quality of the pool of loans backing the bond.

The credit quality of an asset-backed security transaction depends on the performance of the underlying assets. ABS can be structured with various forms of credit enhancement to address the possibility that some borrowers could miss payments or even default on their loans. Some ABS are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.
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Borrowing.  The Acquiring Funds may engage in limited borrowing.  Borrowing may exaggerate changes in the net asset value (“NAV”) of an Acquiring Fund’s shares and in the return of the Acquiring Fund’s portfolio.  Although the principal of any borrowing will be a fixed amount, an Acquiring Fund’s assets may change in value during the time the borrowing is outstanding.  An Acquiring Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing.  An Acquiring Fund may be required to earmark or segregate liquid assets in an amount sufficient to meet its obligations in connection with such borrowings.  The Acquiring Funds have adopted fundamental limitations and non-fundamental limitations which restrict each Acquiring Fund’s borrowing.  See the section entitled “Investment Limitations” below.

Collateralized Loan Obligations (“CLOs”). A CLO is a type of asset-backed security that is an obligation of a trust typically collateralized by pools of loans, which may include domestic and foreign senior secured and unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade, or equivalent unrated loans. The cash flows from the trust are split into two or more portions, called tranches, which vary in risk and yield. The riskier portion is the residual, or “equity,” tranche, which bears some or all of the risk of default by the loans in the trust, and therefore protects the other more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche of a CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection provided by the equity tranche, senior CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, the total loss of the equity tranche due to losses in the collateral, market anticipation of defaults, fraud by the trust, and the illiquidity of CLO securities.

The risks of an investment in a CLO largely depend on the type of underlying collateral securities and the tranche in which the Acquiring Fund invests. Typically, CLOs are privately offered and sold, and thus are not registered under the securities laws. As a result, the Acquiring Fund may characterize its investments in CLOs as illiquid, unless an active dealer market for a particular CLO allows the CLO to be purchased and sold in Rule 144A transactions. CLOs are subject to the typical risks associated with debt instruments (i.e., interest rate risk and credit risk). Additional risks of CLOs include (i) the possibility that distributions from collateral securities will be insufficient to make interest or other payments, (ii) a decline in the quality of the collateral, and (iii) the possibility that the Acquiring Fund may invest in a subordinate tranche of a CLO. In addition, due to the complex nature of a CLO, an investment in a CLO may not perform as expected. An investment in a CLO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.

Commodity Futures Trading Commission Regulation.  The Acquiring Funds and the Advisor claimed exclusion or exemption from registering with the Commodity Futures Trading Commission (the “CFTC”). The Acquiring Funds comply with Rule 4.5 under the Commodity Exchange Act (the “CEA”), which allows a mutual fund to be conditionally excluded from the definition of the term “commodity pool.”  Similarly, so long as the Acquiring Funds satisfy this conditional exclusion, the Advisor intends to comply with Rule 4.5, which allows the Advisor to be conditionally excluded from the definition of “commodity pool operator” (“CPO”), and Rule 4.14(a)(5), which provides a conditional exemption from registering as a “commodity trading advisor.”  The Advisor, on behalf of the Acquiring Funds and itself, has filed a claim with the CFTC claiming the CPO exemption.  Therefore, neither the Acquiring Funds nor the Advisor expect to become subject to registration under the CEA.

Common Stocks.  The Acquiring Funds may invest in common stocks.  Common stocks are securities that represent units of ownership in a company.  Common stocks usually carry voting rights and earn dividends.  Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the board of directors of the issuing company.
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Convertible Securities.  Convertible securities are corporate securities that are exchangeable for a set number of another security at a pre-stated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

A synthetic convertible security is a combination investment in which an Acquiring Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords a shareholder the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics and other factors. Because an Acquiring Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with an Acquiring Fund’s synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing “time value” as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss. The market price of the option component generally reflects these differences in maturities, and the Advisor and applicable sub-advisor take such differences into account when evaluating such positions. When a synthetic convertible position “matures” because of the expiration of the associated option, an Acquiring Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If an Acquiring Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

Corporate Bonds.  Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

Cyber Security Risk.  The Acquiring Funds and its service providers may be subject to operational and information security risks resulting from cyber security breaches.  Cyber security breaches may result from deliberate cyber attacks, although unintentional events may have effects similar to those caused by cyber attacks.  Cyber attacks may include the stealing or corrupting of data maintained online or digitally, denial-of-service attacks on Acquiring Fund websites, the unauthorized release of confidential information or other operational disruption.  Successful cyber attacks against, or security breaches of, the Acquiring Funds or the Advisor, the sub-advisor, Touchstone Securities, custodians, the transfer agent, selling agents and/or other third party service providers may adversely impact the Acquiring Funds or their shareholders.  Similar types of cyber security risks are also present for issuers of securities or other instruments in which the Acquiring Funds invest, which could result in material adverse consequences for such issuers, and may cause the Acquiring Funds’ investment therein to lose value.

Derivatives.  The Acquiring Funds may invest in various instruments that are commonly known as derivatives.  Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset, or market index.  There are many different types of derivatives and many different ways to use them, and there is a range of risks associated with those uses.  Futures and options are commonly used both for traditional hedging purposes to attempt to limit exposure to changing interest rates, securities prices, or currency exchange rates and as a method of gaining exposure to a particular security, securities index or other financial instrument without investing directly in those instruments.  Some uses of derivatives may have the effect of creating leverage, which tends to magnify the portfolio effects of the underlying instrument’s price changes as market conditions change.  Leverage involves the use of a small amount of money to control a large amount of financial assets, and can lead to significant losses.  A sub-advisor will use derivatives only in circumstances where the sub-advisor believes they offer the most economic means of improving the risk/reward profile of the Acquiring Fund.  Derivatives will not be used to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Acquiring Funds.  The use of derivatives for non-hedging purposes may be considered speculative.  A description of the specific derivatives that the Acquiring Funds may use and some of their associated risks is discussed below under the captions “Foreign Securities—Forward Foreign Currency Contracts,” “Futures Contracts and Options on Futures Contracts,” “Leveraging,” “Options” and “Swap Agreements.”
6

Equity-Linked Notes.  The Acquiring Funds may purchase equity-linked notes (“ELNs”).  The principal or coupon payment on an ELN is linked to the performance of an underlying security or index.  ELNs may be used, among other things, to provide an Acquiring Fund with exposure to international markets while providing a mechanism to reduce foreign tax or regulatory restrictions imposed on foreign investors.  The risks associated with purchasing ELNs include the creditworthiness of the issuer and the risk of counterparty default.  Further, an Acquiring Fund’s ability to dispose of an ELN will depend on the availability of liquid markets in the instruments.  The purchase and sale of an ELN is also subject to the risks regarding adverse market movements, possible intervention by governmental authorities, and the effects of other political and economic events.

Equity-Linked Warrants.  The Acquiring Funds may purchase equity-linked warrants.  Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation.  Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding.  If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds.

Each warrant represents one share of the underlying stock.  Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock.  The warrants can be redeemed for 100% of the value of the underlying stock (less transaction costs).  Being American style warrants, they can be exercised at any time.  The warrants are U.S. dollar denominated and priced daily on several international stock exchanges.

Exchange Traded Funds (“ETFs”).  The Acquiring Funds may invest in ETFs.  An ETF is a fund that holds a portfolio of common stocks designed to track the performance of a particular securities index or sector of an index, such as the S&P 500® Index, or a portfolio of bonds that may be designed to track a bond index.  Because they may be traded like stocks on a securities exchange (e.g., the New York Stock Exchange), ETFs may be purchased and sold throughout the trading day based on their market price.  Each share of an ETF represents an undivided ownership interest in the portfolio held by an ETF.  ETFs that track indices or sectors of indices hold either:

•	shares of all of the companies (or, for a fixed-income ETF, bonds) that are represented by a particular index in the same proportion that is represented in the index itself; or

•	shares of a sampling of the companies (or, for a fixed-income ETF, bonds) that are represented by a particular index in a proportion meant to track the performance of the entire index.

ETFs are generally registered as investment companies and issue large blocks of shares (typically 50,000) called “creation units” in exchange for a specified portfolio of the ETF’s underlying securities, plus a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  Creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV), together with a cash payment generally equal to accumulated dividends as of the date of redemption.  As investment companies, ETFs incur fees and expenses such as advisory fees, trustee fees, operating expenses, licensing fees, registration fees, and marketing expenses, each of which will be reflected in the NAV of ETFs.  Accordingly, ETF shareholders (including the Acquiring Funds) pay their proportionate share of these expenses.

Foreign Securities.  The Acquiring Funds may invest in securities of foreign issuers and in sponsored and unsponsored ADRs and other depositary receipts.  Investments in the securities of foreign issuers may subject the Acquiring Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers.  Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates.  Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers.  In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation than are those in the United States.  Investments in securities of foreign issuers are frequently denominated in foreign currencies and the value of an Acquiring Fund’s assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Acquiring Fund may incur costs in connection with conversions between various currencies.
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Foreign Market Risk.  Each Acquiring Fund may be subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Acquiring Fund to buy and sell securities on those exchanges.  In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.  Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes.  In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries.  Any of these actions could severely affect security prices, impair an Acquiring Fund’s ability to purchase or sell foreign securities or transfer the Acquiring Fund’s assets or income back into the United States or otherwise adversely affect the Acquiring Fund’s operations.  Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations.  Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States.  In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect an Acquiring Fund’s operations.

Public Availability of Information.  In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies.  Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States.  While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange.  Accordingly, an Acquiring Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies.  In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk.  Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.  Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments.  Communications between the United States and certain non-U.S. countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement.  Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Acquiring Funds to carry out transactions.  If an Acquiring Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period.  If an Acquiring Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Acquiring Fund could be liable to that party for any losses incurred.  Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign taxes on income from sources in such countries.

Governmental Supervision and Regulation/Accounting Standards.  Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does.  Some countries may not have laws to protect investors comparable to the U.S. securities laws.  For example, some foreign countries may have no laws or rules against insider trading.  Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company.  In addition, the U.S. government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Acquiring Funds.  Accounting standards in other countries are not necessarily the same as in the United States.  If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Acquiring Funds to completely and accurately determine a company’s financial condition.  Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States.  This reduces the amount an Acquiring Fund can earn on its investments.
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Foreign Currency Risk.  While each Acquiring Fund’s net assets are valued in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies.  Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency.  Some of the factors that may impair the investments denominated in a foreign currency are:  (1) it may be expensive to convert foreign currencies into U.S. dollars and vice versa; (2) complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates; (3) government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces; (4) there may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis; (5) available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and (6) the inter-bank market in foreign currencies is a global, around-the-clock market.  To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Forward Foreign Currency Contracts.  An Acquiring Fund may enter into forward foreign currency contracts to manage foreign currency exposure and as a hedge against possible variations in foreign exchange rates. An Acquiring Fund may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to protect an Acquiring Fund, to some degree, against possible losses resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. An Acquiring Fund also may invest in foreign currency futures and in options on currencies. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. An Acquiring Fund may enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of an Acquiring Fund’s securities denominated in such foreign currency.

By entering into forward foreign currency contracts, an Acquiring Fund will seek to protect the value of its investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. At the maturity of a forward contract, an Acquiring Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. An Acquiring Fund may realize a gain or loss from currency transactions.

When entering into a contract for the purchase or sale of a security in a foreign currency, an Acquiring Fund may enter into a forward foreign currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

Also, when an Acquiring Fund’s portfolio manager anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, an Acquiring Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward foreign currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. An Acquiring Fund will also incur costs in connection with forward foreign currency contracts and conversions of foreign currencies into U.S. dollars. An Acquiring Fund will place assets in a segregated account or otherwise earmark assets as cover to assure that its obligations under forward foreign currency contracts are covered.
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Emerging Market Securities.  Emerging market countries are generally countries that are included in the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index, or otherwise excluded from the MSCI World Index.  As of May 31, 2016, the countries in the MSCI Emerging Markets Index included:  Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.  The country composition of the MSCI Emerging Markets Index and the MSCI World Index can change over time.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit an Acquiring Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries.  In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for the Acquiring Funds.  Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.  There is no assurance that such expropriations will not reoccur.  In such an event, it is possible that an Acquiring Fund could lose the entire value of its investments in the affected market.  As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.  In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Acquiring Funds of additional investments.  The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  In certain countries with emerging capital markets, reporting standards vary widely.  As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable.  Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons.  This may adversely affect the timing and pricing of an Acquiring Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Acquiring Funds will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable.  The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost.  The Acquiring Funds would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Some emerging market countries currently prohibit direct foreign investment in the securities of their companies.  Certain emerging market countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized.  Investments in these investment funds are subject to the provisions of the 1940 Act.  If an Acquiring Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses of the Acquiring Fund (including operating expenses and the fees of the advisor), but also will indirectly bear similar expenses of the underlying investment funds.  In addition, these investment funds may trade at a premium over their net asset value.
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Participatory notes (commonly known as P-notes) are offshore derivative instruments issued to foreign institutional investors and their sub-accounts against underlying Indian securities listed on the Indian bourses.  These securities are not registered with the Securities and Exchange Board of India.  Participatory notes are similar to ADRs and the risks of investing in participatory notes are similar to those discussed above with respect to securities of foreign issuers in general.

Futures Contracts and Options on Futures Contracts.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An Acquiring Fund may use futures contracts and related options for  bona fide  hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. Some strategies reduce an Acquiring Fund’s exposure to price fluctuations, while others tend to increase its exposure. An Acquiring Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, an Acquiring Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts. Instead, an Acquiring Fund would be required to deposit an amount of cash or U.S. Treasury securities known as “initial margin.”  Subsequent payments, called “variation margin,” to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as “marking to market”). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by an Acquiring Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

An Acquiring Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce an Acquiring Fund’s exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact an Acquiring Fund’s return. When an Acquiring Fund purchases or sells a futures contract, or sells an option thereon, an Acquiring Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, an Acquiring Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If an Acquiring Fund continues to engage in the described investment techniques and properly covers its investment in the manner described above, the segregated account or other form of coverage will function as a practical limit on the amount of leverage which an Acquiring Fund may undertake and on the potential increase in the speculative character of an Acquiring Funds’ outstanding investments. Additionally, such coverage will generally assure the availability of adequate funds to meet the obligations of an Acquiring Fund arising from such investment activities.
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Illiquid Securities.  Subject to the limitations in the 1940 Act or the rules and SEC staff interpretations thereunder, the Acquiring Funds may invest in illiquid securities.  Current SEC guidance provides that an open-end investment company such as the Acquiring Funds should limit their investments in illiquid securities to no more than 15% of the Acquiring Fund’s net assets.  Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Acquiring Fund’s books.

Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length.  The Acquiring Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities.  Investing in such unlisted equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses.  As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.  Because these types of securities are thinly traded, if at all, and market prices for these types of securities are generally not readily available, the Acquiring Funds typically determine the price for these types of securities in good faith in accordance with policies and procedures adopted by the Board.  Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by an Acquiring Fund, or less than what may be considered the fair value of such securities.  Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded.  If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Acquiring Funds may be required to bear the expenses of registration.

In addition, the Acquiring Funds believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, “special situations”) could enhance its capital appreciation potential.  To the extent these investments are deemed illiquid, an Acquiring Fund’s investment in them will be consistent with its restriction on investment in illiquid securities.  Investments in special situations and certain other instruments may be liquid, as determined by the Acquiring Funds’ Advisor or sub-advisor based on criteria approved by the Board.

Interests in Publicly Traded Limited Partnerships.  The Acquiring Funds may invest in interests in publicly traded limited partnerships.  Interests in publicly traded limited partnerships represent equity interests in the assets and earnings of the partnership’s trade or business.  Unlike common stock in a corporation, limited partnership interests have limited or no voting rights.  However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests.  In addition, limited partnership interests are subject to risks not present in common stock.  For example, income generated from limited partnerships deemed not to be “publicly traded” may not be considered “qualifying income” under the Internal Revenue Code of 1986, as amended (the “Code”), and may trigger adverse tax consequences (please refer to the “Federal Income Taxes” section of this SAI for a discussion of relevant tax risks).  Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock.  Also, because of the difference in organizational structure, the fair value of limited partnership units in an Acquiring Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership.  Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership.  Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes.  In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.
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Investment Company Shares.  The Acquiring Funds may purchase investment company shares.  Investment companies include open- and closed-end funds, exchange-traded funds, and any other pooled investment vehicle that meets the definition of an investment company under the 1940 Act, whether such companies are required to register under the 1940 Act or not.  As a shareholder of another investment company, an Acquiring Fund and its shareholders would be subject to the same risks as any other investor in that investment company. An Acquiring Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Acquiring Fund’s expenses.  Investments in registered investment company shares are subject to limitations prescribed by the 1940 Act and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  The 1940 Act currently provides, in part, that an Acquiring Fund generally may not purchase shares of a registered investment company if (a) such a purchase would cause the Acquiring Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Acquiring Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Acquiring Fund’s total assets would be invested in the aggregate in all investment companies.

See also “Investment Limitations” and “Permitted Investments and Risk Factors-Exchange-Traded Funds.”

Leveraging.  Leveraging an Acquiring Fund through borrowing or other means (e.g., certain uses of derivatives) creates an opportunity for increased net income, but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the NAV of an Acquiring Fund’s shares and in the yield on an Acquiring Fund’s portfolio. Although the principal amount of such borrowings will be fixed, an Acquiring Fund’s assets may change in value during the time the borrowing is outstanding. Leveraging creates interest expenses for an Acquiring Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that an Acquiring Fund will have to pay, an Acquiring Fund’s net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of an Acquiring Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. Because the SEC staff believes that, among other transactions, reverse repurchase agreements and dollar roll transactions are collateralized borrowings, the SEC staff believes that they create leverage. The requirement that such transactions be fully collateralized by assets segregated by an Acquiring Fund’s custodian or otherwise subject to “covering” techniques imposes a practical limit on the leverage these transactions create.

Lower-Rated Securities.  An Acquiring Fund may invest in lower-rated bonds commonly referred to as “junk bonds” or high-yield/high-risk securities. Lower-rated securities are defined as securities rated below the fourth highest rating category by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, deemed to be of comparable quality by the Acquiring Fund’s sub-advisor. Such obligations are speculative and may be in default. There may be no bottom limit on the ratings of high-yield securities that may be purchased or held by an Acquiring Fund. Lower-rated or comparable unrated (i.e., high-yield) securities are more likely to react to developments affecting issuers than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high-yield securities will fluctuate over time, reflecting not only changing interest rates but the market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high-yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high-yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, an Acquiring Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, an Acquiring Fund may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating each Acquiring Fund’s NAV.
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Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, an Acquiring Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If an Acquiring Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of an Acquiring Fund’s investment portfolio and increasing the exposure of an Acquiring Fund to the risks of high-yield securities.

Growth of High-Yield, High-Risk Bond Market:  The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower-rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The market for lower-rated securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit an Acquiring Fund’s ability to sell such securities at their market value. In addition, the market for these securities may be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

Sensitivity to Interest Rate and Economic Changes:  Lower-rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, an Acquiring Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and an Acquiring Fund’s NAV.

Payment Expectations:  High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, an Acquiring Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond’s value will decrease in a rising interest rate market, as will the value of an Acquiring Fund’s assets. If an Acquiring Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing an Acquiring Fund’s rate of return.

Taxes:  An Acquiring Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income to an Acquiring Fund and therefore is subject to the distribution requirements of the Code even though an Acquiring Fund has not received any interest payments on such obligations during that period. Because the original issue discount accrued by an Acquiring Fund in a taxable year is not represented by cash, an Acquiring Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders. In the event an Acquiring Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have received in the absence of such transactions. See “Federal Income Taxes” for more information.

Special Considerations Concerning Distressed and Defaulted Securities:   Distressed securities are speculative and involve significant risks in addition to the risks generally applicable to high-yield, high-risk bonds.  Distressed securities bear a substantial risk of default, and may be in default at the time of investment.  The Acquiring Fund will generally not receive interest payments on distressed securities, and there is a significant risk that principal will not be repaid, in full or at all.  The Acquiring Fund may incur costs to protect its investment in distressed securities, which may include seeking recovery from the issuer in bankruptcy.  In any reorganization or liquidation proceeding relating to the issuer of distressed securities, the Acquiring Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment.  Distressed securities, and any securities received in exchange for distressed securities, will likely be illiquid and may be subject to restrictions on resale.
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Money Market Instruments.  The Acquiring Funds may invest in money market instruments.  Money market securities are high-quality, dollar-denominated, short-term debt instruments.  They include:  (i) bankers’ acceptances, certificates of deposits, notes, and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

Mortgage-Related and Other Asset-Backed Securities.

Asset-Backed Securities:  Asset-backed securities (“ABS”) are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. Covered bonds are a type of asset backed security that is created from public sector loans or mortgage loans where the security is backed by a separate group of loans. Covered bonds typically carry a 2 to 10 year maturity rate and enjoy relatively high credit ratings, depending on the quality of the pool of loans backing the bond.

The credit quality of an ABS transaction depends on the performance of the underlying assets. ABS can be structured with various forms of credit enhancement to address the possibility that some borrowers could miss payments or even default on their loans. Some ABS are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

Mortgage Pass-Through Securities:  Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by Government National Mortgage Association (GNMA) (“Ginnie Mae”)) are described as “modified pass-through.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The residential mortgage market in the United States has experienced difficulties in recent years that may adversely affect the performance and market value of certain of an Acquiring Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased and may continue to increase, and a decline in or flattening of housing values (as has been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Consequently, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.
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Government Pass-Through Securities:  Government pass-through securities are securities that are issued or guaranteed by a U.S. government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are Ginnie Mae, Federal National Mortgage Association (FNMA) (“Fannie Mae”), and Federal Home Loan Mortgage Corporation (FHLMC) (“Freddie Mac”). Ginnie Mae, Fannie Mae and Freddie Mac guarantee timely distributions of interest to certificate holders. Ginnie Mae and Fannie Mae also guarantee timely distributions of scheduled principal. Freddie Mac generally guarantees only the ultimate collection of principal of the underlying mortgage loan. Certain federal agencies, such as Ginnie Mae, have been established as instrumentalities of the United States government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States government, are either backed by the full faith and credit of the United States (e.g., Ginnie Mae securities) or supported by the issuing agencies’ right to borrow from the U.S. Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities). Government and private guarantees do not extend to the securities’ value, which is likely to vary inversely with fluctuations in interest rates.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-related securities issued by Ginnie Mae include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Mae Pass-Throughs”) which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Mae Pass-Throughs are created by an “issuer,” which is a Federal Housing Administration (“FHA”) approved mortgagee that also meets criteria imposed by Ginnie Mae. The issuer assembles a pool of FHA, Farmers’ Home Administration or Veterans’ Administration (“VA”) insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by Ginnie Mae of the pool, Ginnie Mae provides its commitment to guarantee timely payment of principal and interest on the Ginnie Mae Pass-Throughs backed by the mortgages included in the pool. The Ginnie Mae Pass-Throughs, endorsed by Ginnie Mae, then are sold by the issuer through securities dealers. Ginnie Mae Pass-Throughs bear a stated “coupon rate” which represents the effective FHA-VA mortgage rate at the time of issuance, less fees from Ginnie Mae and the issuer. Ginnie Mae is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Mae Pass-Throughs. This guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Mae may borrow Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying a Ginnie Mae Pass-Through are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the Ginnie Mae Pass-Through is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae Pass-Through. Payments to holders of Ginnie Mae Pass-Throughs consist of the monthly distributions of interest and principal less the fees of Ginnie Mae and the issuer. The actual yield to be earned by a holder of a Ginnie Mae Pass-Through is calculated by dividing interest payments by the purchase price paid for the Ginnie Mae Pass-Through (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Mae Pass-Throughs.

Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Mae Pass-Throughs”) that are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae Pass-Throughs are guaranteed as to timely payment of the principal and interest by Fannie Mae.
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Mortgage-related securities issued by Freddie Mac include FHLMC Mortgage Participation Certificates (also known as “Freddie Mac PCs”). Freddie Mac PCs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac PCs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Real Estate Investment Conduits (“REMICs”). REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property. For Freddie Mac REMIC certificates, Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, Freddie Mac, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

Commercial Mortgage-Backed Securities (“CMBS”). CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for CMBS developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Mortgage Dollar Rolls.  Mortgage “dollar rolls” are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with an Acquiring Fund being paid a fee as consideration for entering into the commitment to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by an Acquiring Fund to buy a security. If the broker-dealer to whom an Acquiring Fund sells the security becomes insolvent, the Acquiring Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security an Acquiring Fund is required to repurchase may be worth less than the security that the Acquiring Fund originally held. An Acquiring Fund will place U.S. government or other liquid securities in a segregated account in an amount sufficient to cover its repurchase obligation or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder.

Stripped Mortgage-Backed Securities (“SMBS”). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.
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In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on an Acquiring Fund’s yield to maturity from these securities. If the assets underlying the interest-only securities experience greater than anticipated prepayments of principal, an Acquiring Fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for SMBS may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting an Acquiring Fund’s ability to buy or sell these securities at any particular time.

Municipal Securities.  Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities; and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Yields on municipal securities are the product of a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Although the interest on municipal securities may be exempt from federal income tax, dividends paid by an Acquiring Fund to its shareholders are not expected to be tax-exempt for federal income tax purposes.

General Obligation Securities.  General Obligation Securities are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. The proceeds from general obligation securities are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, and water and sewer systems.

Revenue or Special Obligation Securities.  Revenue or Special Obligation Securities are backed by the revenues of a specific project or facility (e.g., tolls from a toll bridge). The proceeds from revenue or special obligation securities are used to fund a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Many municipal issuers also establish a debt service reserve fund from which principal and interest payments are made. Further security may be available in the form of the state’s ability, without obligation, to make up deficits in the reserve fund.

Municipal Lease Obligations.  Municipal Lease Obligations may take the form of a lease, an installment purchase or a conditional sale contract issued by state and local governments and authorities to acquire land, equipment and facilities. Usually, an Acquiring Fund will purchase a participation interest in a municipal lease obligation from a bank or other financial intermediary. The participation interest gives the holder a pro-rata, undivided interest in the total amount of the obligation.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. The interest income from the lease obligation may become taxable if the lease is assigned. Also, to free the municipal issuer from constitutional or statutory debt issuance limitations, many leases and contracts include non-appropriation clauses providing that the municipality has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the municipality on a yearly or other periodic basis. Finally, the lease may be illiquid.
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Bond Anticipation Notes.  Bond Anticipation Notes are normally issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide money for the repayment of the notes.

Tax Anticipation Notes.  Tax Anticipation Notes finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable for these specific future taxes.

Revenue Anticipation Notes.  Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

Industrial Development Bonds (“IDBs”) and Private Activity Bonds (“PABs”). IDBs and PABs are specific types of revenue bonds issued on or behalf of public authorities to finance various privately operated facilities such as educational, hospital or housing facilities, local facilities for water supply, gas, electricity, sewage or solid waste disposal, and industrial or commercial facilities. PABs generally are such bonds issued after April 15, 1986. These obligations are included within the term “municipal bonds” if the interest paid on them is exempt from federal income tax in the opinion of the bond issuer’s counsel. IDBs and PABs are in most case revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of the IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed, or some form of credit enhancement such as a letter of credit.

Resource Recovery Bonds.  Resource Recovery Bonds are affected by a number of factors, which may affect the value and credit quality of these revenue or special obligations. These factors include the viability of the project being financed, environmental protection regulations and project operator tax incentives.

Tax-Exempt Commercial Paper and Short-Term Municipal Notes.  Tax-Exempt Commercial Paper and Short-Term Municipal Notes provide for short-term capital needs and usually have maturities of one year or less. They include tax anticipation notes, revenue anticipation notes and construction loan notes.

Construction Loan Notes.  Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the U.S. Federal Housing Administration by way of Fannie Mae or Ginnie Mae.

Put Bonds.  Put Bonds are municipal bonds which give the holder the right to sell the bond back to the issuer or a third-party at a specified price and exercise date, which is typically well in advance of the bond’s maturity date.

Build America Bonds (“BABs”). BABs are taxable municipal bonds that carry special tax credits and federal subsidies for either the bond issuer or the bondholder. There are two types of BABs - Tax Credit BABs and Direct Payment BABs. Direct Payment BABs provide a federal subsidy of 35% of the interest paid on the bonds to the issuer. Tax Credit BABs provides a federal subsidy as a refundable tax credit directly to the bondholders. While the bondholder is the recipient of the tax credit through Tax Credit BABs, and the bond issuer is the recipient of the tax subsidy through Direct Payment BABs, both options reduce the cost of borrowing for the bond issuer in comparison to traditional taxable corporate bonds, and in many cases, it is more cost effective than issuing traditional tax-exempt bonds.

After purchase by an Acquiring Fund, an issue of municipal securities may cease to be rated by Moody’s Investors Service, Inc. (“Moody’s”) or Standard and Poor’s Ratings Services (“S&P”), or another NRSRO, or the rating of such a security may be reduced below the minimum credit quality rating required for purchase by an Acquiring Fund. Neither event would require an Acquiring Fund to dispose of the security. To the extent that the ratings applied by Moody’s, S&P or another NRSRO to municipal securities may change as a result of changes in these rating systems, an Acquiring Fund will attempt to use comparable credit quality ratings as standards for its investments in municipal securities.

An Acquiring Fund may invest in municipal securities that are insured by financial insurance companies. If an Acquiring Fund invests in municipal securities backed by insurance companies and other financial institutions, changes in the financial condition of these institutions could cause losses to an Acquiring Fund and affect its share price.
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An Acquiring Fund may also invest in taxable municipal securities. Taxable municipal securities are debt securities issued by or on behalf of states and their political subdivisions, the District of Columbia, and possessions of the United States, the interest on which is not exempt from federal income tax.

The yields on municipal securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the municipal securities market, size of a particular offering, and maturity and rating of the obligation. Because many municipal securities are issued to finance similar projects, especially those related to education, healthcare, transportation and various utilities, conditions in those sectors and the financial condition of an individual municipal issuer can affect the overall municipal market. The market values of the municipal securities held by an Acquiring Fund will be affected by changes in the yields available on similar securities. If yields increase following the purchase of a municipal security, the market value of such municipal security will generally decrease. Conversely, if yields decrease, the market value of a municipal security will generally increase.

Obligations of Supranational Entities.  Obligations of supranational entities are obligations of entities established through the joint participation of several governments, such as the Asian Development Bank, the Inter-American Development Bank, International Bank of Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

Options.  A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an “opening transaction.”  In order to close out an option position, an Acquiring Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If an Acquiring Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or an Acquiring Fund delivers the security upon exercise.

An Acquiring Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that an Acquiring Fund may seek to purchase in the future. An Acquiring Fund will pay a premium when purchasing put and call options. If price movements in the underlying securities are such that exercise of the options would not be profitable for an Acquiring Fund, loss of the premium paid may be offset by an increase in the value of an Acquiring Fund’s securities or by a decrease in the cost of acquisition of securities by an Acquiring Fund.

An Acquiring Fund may write both covered call and put options. An Acquiring Fund may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When an Acquiring Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and an Acquiring Fund will realize as profit the premium received for such option. When a call option written by an Acquiring Fund is exercised, an Acquiring Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by an Acquiring Fund is exercised, an Acquiring Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

An Acquiring Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the staff of the SEC that OTC options are generally illiquid.
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An Acquiring Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currencies written by an Acquiring Fund will be “covered,” which means that an Acquiring Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by an Acquiring Fund, an Acquiring Fund will establish a segregated account with its custodian consisting of cash or liquid, high grade debt securities in an amount equal to the amount an Acquiring Fund would be required to pay upon exercise of the put, earmark assets as cover or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations.

Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. There are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and an Acquiring Fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

An Acquiring Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. An Acquiring Fund may choose to terminate an option position by entering into a closing transaction. The ability of an Acquiring Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When an Acquiring Fund writes an option on an index, it will establish a segregated account containing cash or liquid securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

An Acquiring Fund will not engage in transactions involving interest rate futures contracts for speculation but only as a hedge against changes in the market values of debt securities held or intended to be purchased by an Acquiring Fund and where the transactions are appropriate to reduce an Acquiring Fund’s interest rate risks. There can be no assurance that hedging transactions will be successful. An Acquiring Fund also could be exposed to risks if it cannot close out its futures or options positions because of any illiquid secondary market.
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Futures and options have effective durations that, in general, are closely related to the effective duration of the securities that underlie them. Holding purchased futures or call option positions (backed by segregated cash or other liquid securities) will lengthen the duration of an Acquiring Fund’s portfolio.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while an Acquiring Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Caps, Collars and Floors.  Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Inverse Floaters.  An Acquiring Fund may invest in inverse floaters. Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

Ordinary Shares.  The Acquiring Funds may invest in ordinary shares.  Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange.  Ordinary shares may be purchased with and sold for U.S. dollars.  Investing in foreign companies may involve risks not typically associated with investing in United States companies.  See “Foreign Securities.”

Over-The-Counter Stocks.  The Acquiring Funds may invest in over-the-counter stocks.  In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards.  Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock.  This means that the depth of market liquidity of some over-the-counter stocks in which an Acquiring Fund invests may not be as great as that of other securities and, if the Acquiring Fund were to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

Receipts.  Receipts are sold as zero coupon securities, which mean that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute income for both accounting and federal income tax purposes even though an Acquiring Fund has not received any payments on such security. As a result, an Acquiring Fund may have to sell other securities and use the proceeds to make distributions to shareholders to satisfy the distribution requirements for qualifying as a regulated investment company for federal income tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

Real Estate Investment Trusts (“REITs”). The Acquiring Funds may invest in REITs, which pool investors’ money for investment in income producing commercial real estate or real estate related loans or interests.

A REIT is not subject to federal income tax on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. A shareholder in an Acquiring Fund should realize that by investing in REITs indirectly through an Acquiring Fund, he, she or it will bear not only his, her or its proportionate share of the expenses of an Acquiring Fund, but also indirectly, similar expenses of underlying REITs.
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An Acquiring Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for pass-through of income treatment under the Code or its failure to maintain exemption from registration under the 1940 Act.

Repurchase Agreements.  Repurchase agreements are transactions by which an Acquiring Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement.  In the event of a bankruptcy or other default of the seller of a repurchase agreement, an Acquiring Fund could experience both delays in liquidating the underlying security and losses.  To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. government obligations by the Federal Reserve Bank of New York.  Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Acquiring Funds’ custodian at the Federal Reserve Bank.  An Acquiring Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after an Acquiring Fund’s acquisition of the securities and normally would be within a shorter period of time.  The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time an Acquiring Fund’s money will be invested in the securities, and will not be related to the coupon rate of the purchased security.  At the time an Acquiring Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement.  The collateral securing the seller’s obligation must consist of cash or securities that are issued or guaranteed by the United States government or its agencies.  The collateral will be held by the custodian or in the Federal Reserve Book Entry System.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from an Acquiring Fund to the seller subject to the repurchase agreement and is therefore subject to the Acquiring Fund’s investment restriction applicable to loans.  It is not clear whether a court would consider the securities purchased by an Acquiring Fund subject to a repurchase agreement as being owned by the Acquiring Fund or as being collateral for a loan by the Acquiring Fund to the seller.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, an Acquiring Fund may encounter delays and incur costs before being able to sell the security.  Delays may involve loss of interest or decline in price of the security.  If a court characterized the transaction as a loan and an Acquiring Fund has not perfected a security interest in the security, the Acquiring Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller.  As an unsecured creditor, the Acquiring Fund would be at risk of losing some or all of the principal and income involved in the transaction.  As with any unsecured debt obligation purchased for an Acquiring Fund, the sub-advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller.  Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case an Acquiring Fund may incur a loss if the proceeds to the Acquiring Fund of the sale of the security to a third party are less than the repurchase price.  However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Acquiring Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.  It is possible that an Acquiring Fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.
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Reverse Repurchase Agreement, Dollar Roll, and Reverse Dollar Roll Transactions.  A reverse repurchase agreement involves a sale by an Acquiring Fund of securities that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by the Acquiring Fund to repurchase the same securities at an agreed-upon price and date.  Reverse repurchase agreements are considered borrowing by an Acquiring Fund and are subject to the Acquiring Fund’s limitations on borrowing.  A dollar roll transaction involves a sale by an Acquiring Fund of an eligible security to a financial institution concurrently with an agreement by the Acquiring Fund to repurchase a similar eligible security from the institution at a later date at an agreed-upon price.  A reverse dollar roll transaction involves a purchase by an Acquiring Fund of an eligible security from a financial institution concurrently with an agreement by the Acquiring Fund to resell a similar security to the institution at a later date at an agreed-upon price.  Each Acquiring Fund will fully collateralize its reverse repurchase agreements, dollar roll and reverse dollar roll transactions in an amount at least equal to the Acquiring Fund’s obligations under the reverse repurchase agreement, dollar roll or reverse dollar roll transaction by segregating cash or other liquid securities, earmarking cash or other liquid securities, or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations.

Rule 144A Securities.  The Acquiring Funds may invest in Rule 144A securities.  Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the 1933 Act.  Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors.  Due to the relatively limited size of this institutional market, these securities may affect the liquidity of Rule 144A securities to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities.  Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to guidelines adopted by the Board.

Sector Focus.  If an Acquiring Fund’s portfolio is overweighted in a certain sectors or related sectors, any negative development affecting that sector will have a greater impact on the Acquiring Fund than a fund that is not overweighted in that sector.

Consumer Discretionary Sector Risk.  Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence.  Success depends heavily on disposable household income and consumer spending.  Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.

Consumer Staples Sector Risk.  The consumer staples sector may be affected by the permissibility of using various food additives and production methods, fads, marketing campaigns and other factors affecting consumer demand.  In particular, tobacco companies may be adversely affected by new laws, regulations and litigation.  The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

Energy Sector Risk.  The profitability of companies in the energy sector is related to worldwide energy prices, exploration, and production spending.  Such companies also are subject to risks of changes in exchange rates, government regulation, world events, depletion of resources and economic conditions, as well as market, economic and political risks of the countries where energy companies are located or do business.  Oil and gas exploration and production can be significantly affected by natural disasters.  Oil exploration and production companies may be adversely affected by changes in exchange rates, interest rates, government regulation, world events, and economic conditions.  Oil exploration and production companies may be at risk for environmental damage claims.

Financial Sector Risk.  The financial services industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.  Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations.  These actions have caused the securities of many financial services companies to experience a dramatic decline in value.  Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.
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Health Care Sector Risk.  The profitability of companies in the healthcare sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments.  Many healthcare companies are heavily dependent on patent protection.  The expiration of patents may adversely affect the profitability of these companies.  Many healthcare companies are subject to extensive litigation based on product liability and similar claims.  Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting.  Many new products in the healthcare sector may be subject to regulatory approvals.  The process of obtaining such approvals may be long and costly.

Industrials Sector Risk.  The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general.  The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction.  Government regulation, world events and economic conditions may affect the performance of companies in the industrials sector.  Companies in the industrials sector may be at risk for environmental damage and product liability claims.

Materials Sector Risk.  Companies in the materials sector could be adversely affected by commodity price volatility, exchange rates, import controls and increased competition.  Production of industrial materials often exceeds demand as a result of overbuilding or economic downturns, leading to poor investment returns.  Companies in the materials sector are at risk for environmental damage and product liability claims.  Companies in the materials sector may be adversely affected by depletion of resources, technical progress, labor relations, and government regulations.

Technology Sector Risk.  Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins.  Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel.  The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel.  Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.  Companies in the information technology sector are heavily dependent on patent and intellectual property rights.  The loss or impairment of these rights may adversely affect the profitability of these companies.  Finally, while all companies may be susceptible to network security breaches, certain companies in the information technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.  These risks are heightened for information technology companies in foreign markets.

Telecommunications Services Sector Risk.  The telecommunications sector is subject to extensive government regulation.  The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunications companies.  Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable.  The domestic telecommunications market is characterized by increasing competition and regulation by various state and federal regulatory authorities.  Companies in the telecommunications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology.  Technological innovations may make the products and services of certain telecommunications companies obsolete.

Securities Lending.  In order to generate additional income, an Acquiring Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of:  (1) cash in U.S. dollars; (2) securities issued or fully guaranteed by the United States government or issued and unconditionally guaranteed by any agencies thereof; or (3) irrevocable performance letters of credit issued by banks approved by the Acquiring Fund.  All collateral must equal at least 100% of the market value of the loaned securities.  The Acquiring Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral.  Collateral is marked to market daily.  There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.  In addition, cash collateral invested by an Acquiring Fund is subject to investment risk and the Acquiring Fund may experience losses with respect to its collateral investments.  The SEC currently requires that the following conditions must be met whenever an Acquiring Fund’s portfolio securities are loaned:  (1) the Acquiring Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Acquiring Fund must be able to terminate the loan at any time; (4) the Acquiring Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Acquiring Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Acquiring Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans.  The lending of securities is considered a form of leverage that is included in a lending Acquiring Fund’s investment limitation related to borrowings.  See “Investment Limitations” below.
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Senior Securities.  Senior securities may include any obligation or instrument issued by an Acquiring Fund evidencing indebtedness.  The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Short Sales.  In a short sale, an Acquiring Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Acquiring Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Acquiring Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Acquiring Fund is said to have a “short position” in the securities sold until it delivers them to the broker. The period during which the Acquiring Fund has a short position can range from one day to more than a year. Until the Acquiring Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Acquiring Fund must pay to the broker a negotiated portion of any dividends or interest, which accrue during the period of the loan. A short sale is “against the box” if at all times during which the short position is open, an Acquiring Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Acquiring Fund with respect to the securities that are sold short. The lending of securities is considered a form of leverage that is included in a lending Acquiring Fund’s investment limitation related to borrowings. See “Investment Limitations” below.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless the Acquiring Fund’s obligation to deliver the securities sold short is otherwise “covered,” whether by placing assets in a segregated account or otherwise earmarking assets as cover in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short, or otherwise. To the extent an Acquiring Fund engages in short sales, it will comply with these requirements.

Sovereign Debt.  Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.
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Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Stand-By Commitments.  When an Acquiring Fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by an Acquiring Fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by an Acquiring Fund, although it could sell the underlying municipal obligation to a third-party at any time.

Each Acquiring Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, an Acquiring Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by an Acquiring Fund will not exceed 10% of the value of an Acquiring Fund’s total assets calculated immediately after each stand-by commitment is acquired. An Acquiring Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Advisor or sub-advisor, as the case may be, present minimal credit risks.

Step Coupon Bonds (“STEPS”). An Acquiring Fund may invest in STEPS, which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

Structured Notes.  An Acquiring Fund may invest in structured notes, including “total rate of return swaps,” with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of leverage, which magnifies the risk of loss, because a relatively small decline in the value of a referenced note could result in a relatively large loss in value.

Swap Agreements.  A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of an Acquiring Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from an Acquiring Fund. If a swap agreement calls for payments by an Acquiring Fund, an Acquiring Fund must be prepared to make such payments when due. In addition, if the counter-party’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. An Acquiring Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, an Acquiring Fund may not be able to recover the money it expected to receive under the contract.
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A swap agreement can be a form of leverage, which can magnify an Acquiring Fund’s gains or losses. If an Acquiring Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of an Acquiring Fund’s accrued obligations under the swap agreement over the accrued amount an Acquiring Fund is entitled to receive under the agreement. If an Acquiring Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of an Acquiring Fund’s accrued obligations under the agreement.

Equity Swaps.  In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that an Acquiring Fund will be committed to pay.

Interest Rate Swaps.  Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating-rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating-rate swaps involve the exchange of fixed interest rate cash flows for floating-rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, an Acquiring Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if an Acquiring Fund enters into a swap where it agrees to exchange a floating-rate of interest for a fixed rate of interest, an Acquiring Fund may have to pay more money than it receives. Similarly, if an Acquiring Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating-rate of interest, an Acquiring Fund may receive less money than it has agreed to pay.

Currency Swaps.  A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. An Acquiring Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating-rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Credit Default Swaps (“CDSs”). A CDS is an agreement between an Acquiring Fund and a counterparty that enables the Acquiring Fund to buy or sell protection against a credit event related to a referenced debt obligation. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Acting as a protection seller allows an Acquiring Fund to create an investment exposure similar to owning a bond. Acting as a protection buyer allows an Acquiring Fund potentially to reduce its credit exposure to a bond it owns or to take a “short” position in a bond it does not own.

As the protection buyer in a CDS, an Acquiring Fund may pay a premium (by means of periodic payments) in return for the right to deliver specified bonds or loans to the protection seller and receive the par (or other agreed-upon) value upon default or similar events by the issuer of the underlying reference obligation. If no default occurs, the protection seller would keep the stream of payments and would have no further obligations to the Acquiring Fund. As the protection buyer, the Acquiring Fund bears the risk that the investment might expire worthless or that the protection seller may fail to satisfy its payment obligations to the Acquiring Fund in the event of a default or similar event. In addition, when the Acquiring Fund is a protection buyer, the Acquiring Fund’s investment would only generate income in the event of an actual default or similar event by the issuer of the underlying reference obligation.
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An Acquiring Fund may also use credit default swaps for investment purposes by selling a CDS, in which case, the Acquiring Fund, as the protection seller, would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the protection buyer in the event of a default or similar event by the third-party issuer of the underlying reference obligation. In return for its obligation, the Acquiring Fund would receive from the protection buyer a periodic stream of payments over the term of the contract. If no credit event occurs, the Acquiring Fund would keep the stream of payments and would have no payment obligations. As the protection seller in a CDS, the Acquiring Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Acquiring Fund is subject to investment exposure on the notional amount of the swap. Consistent with SEC staff guidance, if the Acquiring Fund sells a CDS it will segregate assets equal to the full notional amount of the swap in order to cover its obligations under the instrument.

In addition to the risks applicable to derivatives generally, CDSs involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Options on Swap Agreements (“swaptions”). The Acquiring Funds also may enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Acquiring Funds may write (sell) and purchase put and call swaptions. Depending on the terms of the particular swaption, an Acquiring Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When an Acquiring Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when an Acquiring Fund writes a swaption, upon exercise of the option by the buyer of the option, the Acquiring Fund will become obligated according to the terms of the underlying swap agreement.

Whether an Acquiring Fund’s use of swap agreements or swaptions will be successful in furthering its investment goals will depend on the sub-advisors’ ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, an Acquiring Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Temporary Defensive Investments.  An Acquiring Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO and repurchase agreements involving the foregoing securities), shares of money market investment companies (to the extent permitted by applicable law and subject to certain restrictions) and cash.

Warrants and Rights.  The Acquiring Funds may invest in warrants and rights.  Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.  Rights are similar to warrants but normally have a short life span to expiration.  The purchase of warrants or rights involves the risk that an Acquiring Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants’ and rights’ expiration.  Also, the purchase of warrants and/or rights involves the risk that the effective price paid for the warrants and/or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.  Buying a warrant does not make an Acquiring Fund a shareholder of the underlying stock.  The warrant holder has no voting or dividend rights with respect to the underlying stock.  A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.
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Investment Limitations

Fundamental Investment Limitations.  The following investment limitations are fundamental policies of the Acquiring Funds which cannot be changed with respect to an Acquiring Fund without the consent of the holders of a majority of the Acquiring Fund’s outstanding shares.

The term “majority of the outstanding shares” means the vote of (i) 67% or more of the Acquiring Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Acquiring Fund are present or represented by proxy, or (ii) more than 50% of the Acquiring Fund’s outstanding shares, whichever is less.  Except for the limitations on illiquid securities and bank borrowings, if a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or other circumstances will not be considered a deviation from this policy.

Several of these fundamental investment limitations include the defined term “1940 Act Laws, Interpretations, and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules, and regulations are amended from time to time or are interpreted from time to time by the SECs staff, all subject to any exemptive order or similar relief applicable to the Acquiring Fund.

The following fundamental investment limitations apply to each Acquiring Fund:

1.      Each Acquiring Fund, other than Touchstone Large Cap Focused Fund, is a “diversified company” as defined in the 1940 Act. This means that an Acquiring Fund will not purchase the securities of any issuer if, as a result, the Acquiring Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent an Acquiring Fund from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

Please refer to number 1 of the “Non-Fundamental Investment Limitations” section for further information.

2.      An Acquiring Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Please refer to number 2 of the “Non-Fundamental Investment Limitations” section for further information.

3.      An Acquiring Fund may not underwrite the securities of other issuers. This restriction does not prevent an Acquiring Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Acquiring Fund may be considered to be an underwriter under the 1933 Act, as amended.

4.      An Acquiring Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit an Acquiring Fund’s investments in (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations.

4.      An Acquiring Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent an Acquiring Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

5.      An Acquiring Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent an Acquiring Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

6.      An Acquiring Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Acquiring Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent an Acquiring Fund from, among other things, purchasing debt obligations, entering repurchase agreements, lending portfolio securities or investing in loans, including assignments and participation interests.
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Please refer to number 3 of the “Non-Fundamental Investment Limitations” section for further information.

Non-Fundamental Investment Limitations.  Each Acquiring Fund also has adopted certain non-fundamental investment limitations. A non-fundamental investment limitation may be amended by the Board without a vote of shareholders.

The following non-fundamental investment limitations apply to each Acquiring Fund:

1.      In complying with the fundamental investment restriction regarding issuer diversification, an Acquiring Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Acquiring Fund’s total assets would be invested in the securities of that issuer, or (ii) the Acquiring Fund would hold more than 10% of the outstanding voting securities of that issuer.

2.      In complying with the fundamental investment restriction regarding borrowing and issuing senior securities, an Acquiring Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

3.      In complying with the fundamental investment restriction with regard to making loans, an Acquiring Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Acquiring Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in this SAI.

An Acquiring Fund will determine compliance with the fundamental and non-fundamental investment restriction percentages above (with the exception of the restriction relating to borrowing) and other investment restrictions in this SAI immediately after and as a result of its acquisition of such security or other asset. Accordingly, an Acquiring Fund will not consider changes in values, net assets, or other circumstances when determining whether the investment complies with its investment restrictions.

Trustees And Officers

The following is a list of the Trustees and executive officers of the Trust, the length of time served, principal occupations for the past 5 years, and for the Trustees, number of funds overseen in the “Touchstone Fund Complex” and other directorships held.  All funds managed by the Advisor are part of the Touchstone Fund Complex.  The Touchstone Fund Complex consists of the Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust and Touchstone Institutional Funds Trust. The funds that comprise the Touchstone Fund Complex are referred to as the “Touchstone Funds.”  The Trustees who are not interested persons of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.”
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Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in theTouchstone Fund Complex(2)	Other Directorships Held by Trustee(3)
Interested Trustee(1):
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company).	41
IFS Financial Services, Inc. (a holding company) from 1999 to the present; Integrity and National Integrity Life Insurance Co. from 2005 to the present; Touchstone Securities (the Trust’s distributor) from 1999 to the present; Touchstone Advisors (the Trust’s investment advisor and administrator) from 1999 to the present; and W&S Brokerage Services (a brokerage company) from 1999 to the present; and W&S Financial Group Distributors (a distribution company) from 1999 to the present; Cincinnati Analysts, Inc. from 2012 to the present; Columbus Life Insurance Co. from 2016 to the present; Taft Museum of Art from 2007 to the present; YWCA of Greater Cincinnati from 2012 to the present; and The Lafayette Life Insurance Co. from 2016 to the present; and LL Global Inc. from 2016 to the present.

Independent Trustees:
Phillip R. Cox c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and Chief Executive Officer of Cox Financial Corp. (a financial services company) from 1971 to the present.	41
Director of Cincinnati Bell (a communications company) from 1994 to the present; Bethesda Inc. (a hospital) from 2005 to the present; Timken Co. (a manufacturing company) from 2004 to 2014; TimkenSteel from 2014 to the present; Diebold, Inc. (a technology solutions company) from 2004 to the present; and Ohio Business Alliance for Higher Education and the Economy from 2005 to the present.

William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Senior Vice President and Chief Financial Officer of Cintas Corporation (a business service company) from 2003 to January 2015.	41	None.
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Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(2)	Other Directorships Held by Trustee(3)
Susan J. Hickenlooper c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Retired; formerly Financial Analyst for Impact 100 (Charitable Organization) from November 2012 to 2013.	41	Trustee of Diocese of Southern Ohio from 2014 to the present; and Trustee of Cincinnati Parks Foundation from 2000 to 2016.
Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Vice President of Portfolio Management at Soin International LLC (a private multinational holding company) from 2004 to present.	41
SaverSystems, Inc. from 2015 to the
present; Director of Buckeye EcoCare, Inc. (a lawn care company) from 2013 to the present; Trustee of Dayton Region New Market Fund, LLC (a private fund) from 2010 to the present; Trustee of the Entrepreneurs Center, Inc. (a small business incubator) from 2006 to the present.

Edward J. VonderBrink c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1944	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Consultant, VonderBrink Consulting LLC from 2000 to present.	41
Director of Streamline Health Solutions, Inc. (healthcare IT) from 2006 to 2015; Mercy Health from 2013 to the present; Mercy Health Foundation (healthcare non-profit) from 2008 to the present; Al Neyer Inc. (a construction company) from 2013 to the present; and BASCO Shower Door from 2011 to the present.

(1)
Ms. McGruder, as a director of the Advisor and Touchstone Securities, and an officer of affiliates of the Advisor and Touchstone Securities, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

(2)
As of March 31, 2017, the Touchstone Fund Complex consisted of 21 series of the Trust, 13 series of Touchstone Funds Group Trust, 1 series of Touchstone Institutional Funds Trust and 6 variable annuity series of Touchstone Variable Series Trust.

(3)	Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Institutional Funds Trust and Touchstone Variable Series Trust.

Name Address Year of Birth	Position Held with Trust(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Principal Officers:
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	President and Trustee	Until resignation, removal or disqualification President since 2006	See biography above.
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Name Address Year of Birth	Position Held with Trust(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.
Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.
Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc.; Chief Compliance Officer of Envestnet Asset Management, Inc. (2009 to 2013).
Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President, Chief Financial Officer, and Chief Operating Officer of IFS Financial Services, Inc. (a holding company)
Ellen Blanchard BNY Mellon Investment Servicing (US) Inc. 201 Washington St, 34th Floor Boston, Massachusetts 02108 Year of Birth: 1973	Secretary	Until resignation, removal or disqualification Secretary since 2015	Director of BNY Mellon Investment Servicing (US) Inc.

(1)	Each officer also holds the same office with Touchstone Funds Group Trust, Touchstone Institutional Funds Trust and Touchstone Variable Series Trust.

Additional Information About the Trustees.  The Board believes that each Trustee’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes, and skills to serve on the Board.  The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Advisor, sub-advisor(s), other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion.  The Board has also considered the contributions that each Trustee can make to the Board and the Trust.

In addition, the following specific experience, qualifications, attributes and skills apply as to each Trustee: Ms. McGruder has experience as a chief executive officer of a financial services company and director of various other businesses, as well as executive and leadership roles within the Advisor; Mr. Cox has experience as a chief executive officer of a financial services company and as a director of companies from varied industries; Mr. Gale has experience as a chief financial officer, an internal auditor of various global companies, and has accounting experience as a manager at a major accounting firm; Ms. Hickenlooper has executive and board experience at various businesses, foundations and charitable organizations; Mr. Robie has portfolio management experience at a private multinational holding company; and Mr. VonderBrink has experience as a consultant and director of other corporations.  In its periodic self-assessment of its effectiveness, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Acquiring Funds. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any Trustee or on the Board by reason thereof.
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Board Structure.  The Board is composed of five Independent Trustees and one Interested Trustee, Jill T. McGruder, who is Chair of the Board.  The Board has appointed Phillip R. Cox to serve as the Lead Independent Trustee.  Ms. McGruder oversees the day-to-day business affairs of the Trust and communicates with Mr. Cox regularly on various Trust issues, as appropriate.  Mr. Cox, among other things, chairs meetings of the Independent Trustees, serves as a spokesperson for the Independent Trustees, and serves as a liaison between the Independent Trustees and the Trust’s management outside of the Board.  Except for any duties specified, the designation of Lead Independent Trustee does not generally impose on such Independent Trustee any duties, obligations, or liability that is greater than the duties, obligations, or liability imposed on any other member of the Board.  The Independent Trustees are advised at these meetings, as well as at other times, by separate, independent legal counsel.

The Board holds four regular meetings each year to consider and address matters involving the Trust and its Funds.  The Board also may hold special meetings to address matters arising between regular meetings.  The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel.  These meetings may take place in-person or by telephone.

The Board has established a committee structure that includes an Audit Committee and a Governance Committee (discussed in more detail below).  The Board conducts much of its work through these Committees.  Each Committee is comprised entirely of Independent Trustees, which ensures that the Trust has effective and independent governance and oversight.

The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Interested Chairperson and a Lead Independent Trustee, is appropriate and in the best interests of the Trust because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees and the Board in a manner that enhances effective oversight.  The Board believes that having an Interested Chair is appropriate and in the best interests of the Trust given:  (1) the extensive oversight provided by the Trust’s Advisor over the affiliated and unaffiliated sub-advisors that conduct the day-to-day portfolio management of the Trust; (2) the extent to which the work of the Board is conducted through the standing committees; (3) the extent to which the Independent Trustees meet regularly, together with independent legal counsel, in the absence of the Interested Chair; and (4) the Interested Chair’s additional roles as a director of the Advisor and Touchstone Securities and senior executive of IFS Financial Services, Inc., the Advisor’s parent company, and of other affiliates of the Advisor, which enhance the Board’s understanding of the operations of the Advisor and the role of the Trust and the Advisor within Western & Southern Financial Group, Inc.  The Board also believes that the role of the Lead Independent Trustee within the leadership structure is integral to promoting independent oversight of the Acquiring Fund’s operations and meaningful representation of the shareholders’ interests.  In addition, the Board believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from the Trust’s management.

Board Oversight of Risk.  Consistent with its responsibilities for oversight of the Trust and each Acquiring Fund, the Board, among other things, oversees risk management of the Acquiring Fund’s investment program and business affairs directly and through the committee structure that it has established.  Risks to the Acquiring Fund include, among others, investment risk, credit risk, liquidity risk, valuation risk, and operational risk.  The Board has adopted, and periodically reviews, policies and procedures designed to address these risks.  Under the overall oversight of the Board, the Advisor, sub-advisors, and other key service providers to each Acquiring Fund, including the administrator, Touchstone Securities, the transfer agent, the custodian, and the independent auditors, have also implemented a variety of processes, procedures, and controls to address these risks.  Different processes, procedures, and controls are employed with respect to different types of risks.  These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers.

The Board requires senior officers of the Trust, including the Chief Compliance Officer (“CCO”), to report to the Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management.  The Board and the Audit Committee receive regular reports from the Trust’s independent auditors on internal control and financial reporting matters.  On at least a quarterly basis, the Board meets with the Trust’s CCO, including meetings in executive sessions, to discuss compliance issues and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program.  In addition, the Board also receives reports from the Advisor on the investments and securities trading of the Acquiring Funds, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of those investments.  The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the sub-advisors to the Trust.
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Standing Committees of the Board.  The Board is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust’s Declaration of Trust.  The Board has established the following Committees to assist in its oversight functions.  Each Committee is composed entirely of Independent Trustees.

Audit Committee.  All of the Independent Trustees are members of the Audit Committee.  The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies, practices, and internal controls.  Mr. Gale is Chair of the Audit Committee.  During the twelve months ended March 31, 2017, the Audit Committee held four meetings.

Governance Committee.  All of the Independent Trustees are members of the Governance Committee.  The Governance Committee is responsible for overseeing the Trust’s compliance program and compliance issues, procedures for valuing securities and responding to any pricing issues.  During the twelve months ended March 31, 2017, the Governance Committee held four meetings.

In addition, the Governance Committee is responsible for recommending candidates to serve on the Board.  The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board.  Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to Susan J. Hickenlooper, Chair of the Governance Committee, c/o Touchstone Funds, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.  Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected.  Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

Trustee Ownership in the Touchstone Fund Complex.  The following table reflects the Trustees’ beneficial ownership in the Touchstone Fund Complex as of December 31, 2016.  The Acquiring Funds will not commence operations until the closing of the Reorganization, and therefore the Trustees do not hold any shares of any Acquiring Fund.

Aggregate Dollar Range of Equity Securities in Touchstone Fund Complex(1)
Interested Trustee
Jill T. McGruder	Over $100,000
Independent Trustees
Phillip R. Cox	None
William C. Gale	None
Susan J. Hickenlooper	Over $100,000
Kevin A. Robie	None
Edward J. VonderBrink	Over $100,000

(1)
As of March 31, 2017, the Touchstone Fund Complex consisted of 21 series of the Trust, 13 series of Touchstone Funds Group Trust, 1 series of Touchstone Institutional Funds Trust and 6 variable annuity series of Touchstone Variable Series Trust.

Trustee Compensation.  The following table shows the compensation paid to the Trustees by the Trust and the aggregate compensation paid by the Touchstone Fund Complex during the fiscal year ended March 31, 2017.
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Name	Compensation from Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimate Annual Benefits Upon Retirement	Aggregate Compensation from the Touchstone Fund Complex(1)
Interested Trustee
Jill T. McGruder	$—	N/A	N/A	$—
Independent Trustees(2)
Philip R. Cox	$67,766	N/A	N/A	$148,500
William C. Gale	$62,039	N/A	N/A	$131,500
Susan J. Hickenlooper	$62,039	N/A	N/A	$131,500
Kevin A. Robie	$56,313	N/A	N/A	$124,500
Edward J. VonderBrink	$56,313	N/A	N/A	$124,500

(1)
As of March 31, 2017, the Touchstone Fund Complex consisted of 21 series of the Trust, 13 series of Touchstone Funds Group Trust, 1 series of Touchstone Institutional Funds Trust and 6 variable annuity series of Touchstone Variable Series Trust.

(2)
The Independent Trustees are eligible to participate in the Touchstone Trustee Deferred Compensation Plan that allows the Independent Trustees to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000.  The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Funds during the fiscal year ended March 31, 2017 was $116,500.

The following table shows the Trustee quarterly compensation schedule:

	Quarterly Retainer	Governance Committee	Audit Committee	Board Meeting Fees
Compensation	$15,500	$4,500	$4,500	$5,000
Lead Trustee Fees	$6,000	—	—	—
Committee Chair Fees	$1,000	$2,000	$2,000	—

Telephonic Meeting Attendance Fee = $1,500

All fees are typically divided equally among the funds comprising the Touchstone Fund Complex.

The Advisor

Touchstone Advisors, Inc. (previously defined as the “Advisor” or “Touchstone Advisors”) is the Acquiring Funds’ investment advisor under the terms of an advisory agreement (the “Advisory Agreement”) with the Trust dated March 1, 2006, which will take effect with respect to the Acquiring Funds, on or about the Closing Date.  Under the Advisory Agreement, the Advisor continuously reviews, supervises and administers the Acquiring Funds’ investment program, subject to the oversight of, and policies established by, the Board.  The Advisor determines the appropriate allocation of assets to the Acquiring Funds’ sub-advisor(s).

The Advisory Agreement provides that the Advisor will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but will not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

By its terms, the Advisory Agreement will remain in force with respect to an Acquiring Fund for an initial period of two years and thereafter must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Acquiring Fund, and, in either case, (ii) by the vote of a majority of the Board who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to an Acquiring Fund, by a majority of the outstanding shares of the Acquiring Fund, on not less than 30-day nor more than 60-day written notice to the Advisor, or by the Advisor on 90-day written notice to the Trust.
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The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company.  Western-Southern Life Assurance Company is a wholly-owned subsidiary of The Western and Southern Life Insurance Company, which is a wholly-owned subsidiary of Western & Southern Financial Group, Inc.  Western & Southern Financial Group, Inc. is a wholly-owned subsidiary of Western & Southern Mutual Holding Company.  Ms. Jill T. McGruder may be deemed to be an affiliate of the Advisor because she is a Director of the Advisor and an officer of affiliates of the Advisor.  Ms. McGruder, by reason of these affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

Manager-of-Managers Structure.  The SEC has granted an exemptive order that permits the Trust or the Advisor, under certain circumstances, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements, or amend existing sub-advisory agreements without first obtaining shareholder approval (a “manager-of-managers structure”).  The Trust, on behalf of each Acquiring Fund, seeks to achieve its investment goal by using a manager-of-managers structure.  Under a manager-of-managers structure, the Advisor acts as investment advisor, subject to direction from and oversight by the Board, to allocate and reallocate the Acquiring Fund’s assets among sub-advisors, and to recommend that the Board hire, terminate, or replace unaffiliated sub-advisors without shareholder approval.  By reducing the number of shareholder meetings that may have to be held to approve new or additional sub-advisors for an Acquiring Fund, the Trust anticipates that there will be substantial potential cost savings, as well as the opportunity to achieve certain management efficiencies.  Shareholders of an Acquiring Fund will be notified of any changes in its sub-advisory arrangements.

Fees Paid to the Advisor.  For its services, the Advisor is entitled to receive an investment advisory fee from each Acquiring Fund at an annualized rate, based on the average daily net assets of the Acquiring Fund, as set forth below.  Each Acquiring Fund’s advisory fee is accrued daily and paid monthly, based on the Acquiring Fund’s average net assets during the current month. Each class of shares of an Acquiring Fund pays its respective pro rata portion of the advisory fee payable by the Acquiring Fund.

Acquiring Fund	Average Daily Net Assets	Investment Advisory Fee Rate (Annualized)
Touchstone Balanced Fund
	First $200 million	0.55%
	Next $200 million	0.50%
	Next $600 million	0.45%
	Next $1 billion	0.40%
	Assets over $2 billion	0.35%
Touchstone Large Cap Focused Fund
	First $500 million	0.70%
	Next $300 million	0.65%
	Next $200 million	0.60%
	Next $1 billion	0.50%
	Assets over $2 billion	0.40%
Touchstone International Equity Fund
	First $500 million	0.70%
	Next $300 million	0.65%
	Next $200 million	0.60%
	Next $1 billion	0.50%
	Assets over $2 billion	0.40%
Touchstone Small Company Fund
	First $500 million	0.70%
	Next $300 million	0.65%
	Next $200 million	0.60%
	Next $1 billion	0.50%
	Assets over $2 billion	0.40%
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Each Acquiring Fund will pay the expenses of its operation, including but not limited to the following expenses to the extent the Acquiring Fund directly incurs, or is allocation a portion of, such expenses:  (i) charges and expenses of outside pricing services, (ii) the charges and expenses of auditors; (iii) the charges and expenses of the custodian, transfer agent and administrative agent appointed by the Trust with respect to the Acquiring Funds; (iv) brokers’ commissions, and issue and transfer taxes chargeable to the Acquiring Funds in connection with securities transactions to which an Acquiring Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and fees payable to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Acquiring Funds with the SEC, state or blue sky securities agencies and foreign countries; (vii) all expenses of meetings of Trustees and of shareholders of the Trust and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust and the Independent Trustees; (ix) compensation of the Independent Trustees of the Trust; (x) compliance fees and expenses; and (xi) interest on borrowed money, if any. The compensation and expenses of any officer, Trustee or employee of the Trust who is an affiliated person of the Advisor are paid by the Advisor.

Expense Limitation Agreement.  Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure each Acquiring Fund’s total annual operating expenses do not exceed the contractual limits set forth in the Joint Proxy Statement/Prospectus.  Expenses that are not waived or reimbursed by the Advisor include dividend and interest expenses relating to short sales, interest, taxes, brokerage commissions and other transaction costs, portfolio transactions and investment related expenses, other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses,” if any, and other extraordinary expenses not incurred in the ordinary course of business (collectively, “Excluded Expenses”).  The Acquiring Funds bear the costs of these Excluded Expenses.  Fee waivers or expense reimbursements are calculated and applied monthly, based on the Acquiring Fund’s average net assets during the month.  The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which Touchstone Advisors reduced its compensation or assumed expenses for the Acquiring Fund.  No recoupment will occur unless the Acquiring Fund’s operating expenses are below the expense limitation amount in effect at the time of the waiver or reimbursement.

Because the Acquiring Funds will not commence operations until the Closings of the Reorganizations, as of the date of this SAI the Acquiring Funds have not paid advisory fees to the Advisor, and the Advisor has not waived fees or reimbursed expenses of the Acquiring Funds.  For the fiscal periods ended November 30, 2016, 2015, and 2014, the Target Funds paid the following advisory fees to Sentinel:

Target Fund	2016	2015	2014
Sentinel Balanced Fund
Fees Accrued	$1,660,856	$1,686,027	$1,692,404
Fees Waived	None	None	None
Net Advisory Fee Paid	$1,660,856	$1,686,027	$1,692,404
Sentinel Common Stock Fund
Fees Accrued	$12,005,685	$13,119,459	$13,545,947
Fees Waived	-$16,833	-$8,768	None
Net Advisory Fee Paid	$11,988,852	$13,110,691	$13,545,947
Sentinel International Equity Fund
Fees Accrued	$1,059,783	$909,593	$1,104,549
Fees Waived	None	None	None
Net Advisory Fee Paid	$1,059,783	$909,593	$1,104,549
Sentinel Small Company Fund
Fees Accrued	$6,279,690	$6,575,178	$7,427,993
Fees Waived	-$15,217	-$8,344	None
Net Advisory Fee Paid	$6,264,473	$6,566,834	$7,427,993
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The Sub-Advisor and Portfolio Managers

The Advisor has selected Fort Washington as the sub-advisor to manage all of the assets of each Acquiring Fund pursuant to a sub-advisory agreement.  The sub-advisor makes the investment decisions for each Acquiring Fund’s assets allocated to the sub-advisor, and continuously reviews, supervises, and administers a separate investment program, subject to the oversight of, and policies established by, the Board.

The sub-advisory agreement provides that the sub-advisor will not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties; or from reckless disregard of its obligations or duties thereunder.

For its services, the sub-advisor receives a fee from the Advisor.  As described in the Joint Proxy Statement/Prospectus, the sub-advisor receives sub-advisory fees with respect to each Acquiring Fund that it sub-advises.  The sub-advisor’s fee with respect to each Acquiring Fund is accrued daily and paid monthly, based on the Acquiring Fund’s average net assets allocated to the sub-advisor during the current month.  The compensation of any officer, director or employee of the sub-advisor who is rendering services to an Acquiring Fund is paid by the sub-advisor.

Sub-Advisor Control.  Fort Washington Investment Advisors, Inc. is an affiliate of the Advisor and a subsidiary of and controlled by Western & Southern Investment Holdings, LLC.  Western & Southern Investment Holdings, LLC is a subsidiary of and controlled by The Western and Southern Life Insurance Company, which is a wholly-owned subsidiary of Western & Southern Financial Group, Inc. Western & Southern Financial Group, Inc. is a wholly-owned subsidiary of Western & Southern Mutual Holding Company

The following chart lists the Acquiring Funds’ portfolio managers, the number of each portfolio manager’s other managed accounts per investment category, the total assets in each category of managed accounts and the beneficial ownership in such managed accounts as of the date indicated.  Listed below the chart is (i) a description of the portfolio managers’ compensation structure as of November 30, 2016 and (ii) a description of any material conflicts that may arise in connection with a portfolio manager’s management of an Acquiring Fund’s investments and the investments of the other accounts included in the chart and any material conflicts in the allocation of investment opportunities between an Acquiring Fund and the other accounts managed by the portfolio manager as of November 30, 2016.

Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Assets of Other Accounts Managed subject to a Performance Based Advisory Fee (million)
James Wilhelm(1)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$413	0	$0
Other Accounts	23	$1,114	0	$0
Timothy J. Policinski(2)
Registered Investment Companies	1	$56	0	$0
Other Pooled Investment Vehicles	1	$454	0	$0
Other Accounts	54	$1,450	0	$0
Daniel J. Carter(3)
Registered Investment Companies	1	$56	0	$0
Other Pooled Investment Vehicles	1	$454	0	$0
Other Accounts	54	$1,450	0	$0
40

Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Assets of Other Accounts Managed subject to a Performance Based Advisory Fee (million)
Andrew Boczek(4)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$5	0	$0
Other Accounts	0	$0	0	$0
Jason Ronovech(5)
Registered Investment Companies	2	$67	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$0.3	0	$0

(1)	Mr. Wilhelm will serve as portfolio manager of the Touchstone Balanced Fund and the Touchstone Large Cap Focused Fund. Information is presented as of March 31, 2016.
(2)	Mr. Policinski will serve as portfolio manager of the Touchstone Balanced Fund. Information is presented as of September 30, 2016.
(3)	Mr. Carter will serve as portfolio manager of the Touchstone Balanced Fund. Information is presented as of September 30, 2016.
(4)
Mr. Boczek serves as the portfolio manager of the Sentinel International Equity Fund and will serve as portfolio manager of the Touchstone International Equity Fund.  Information is provided as of November 30, 2016.

(5)
Mr. Ronovech serves as the portfolio manager of the Sentinel Small Company Fund and will serve as portfolio manager of the Touchstone Small Company Fund.  Information is provided as of November 30, 2016.

Compensation.  All of Fort Washington’s portfolio managers receive a fixed base salary and annual performance bonuses. Bonuses are based primarily on the overall performance of Fort Washington as well as the pre-tax performance (relative to the appropriate benchmark) of the portfolio manager’s respective asset category over a one-year and a three-year time horizon. Secondarily, portfolio managers are also assessed on their ability to retain clients and attract new clients. Additionally, a long-term retention plan was instituted in 2000, whereby certain investment professionals are periodically granted participation units with a 7-year cliff vesting schedule. The structure includes long-term vesting provisions. The percentage of compensation allocated to performance bonuses, asset increase incentives and long-term incentive compensation is determined annually by the firm’s president and approved by the board of directors.

Fort Washington’s parent company also provides all personnel a defined benefit retirement plan, which provides a lifetime annuity upon retirement and is based on a percentage of final average pay and years of service under the plan. Associates are also eligible to participate in a 401(k) plan. The 401(k) company match is 50% of the first 6% of earnings saved.

Conflicts of Interest.  Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Acquiring Funds). This would include devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad array of accounts and incentive to allocate opportunities to an account where the portfolio manager has a greater financial incentive, such as allocation opportunities for performance based accounts. Fort Washington has adopted policies and procedures that it believes are reasonably designed to address such conflicts.

Because each Acquiring Fund will not commence operations until the consummation of the Reorganization of the corresponding Target Fund, none of the portfolio managers own shares of the Acquiring Funds as of the date of this SAI.
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The Administrator

The Advisor has entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for:  supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with, the SEC and state securities authorities, as well as materials for meetings of the Board of Trustees; calculating the daily NAV per share; and maintaining the financial books and records of the Acquiring Funds.  Because the Acquiring Funds will not commence operations until the Closings of the Reorganizations, as of the date of this SAI the Adviser has not received fees under the Administration Agreement.

The Advisor has engaged BNY Mellon as the Sub-Administrator to the Trust.  BNY Mellon provides sub-administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.  (See “Transfer and Sub-Administrative Agent” in this SAI.)

Touchstone Securities

Touchstone Securities, Inc. (“Touchstone Securities” or the “Distributor”) and the Trust are parties to a distribution agreement (the “Distribution Agreement”) with respect to the Acquiring Funds.  The Distributor’s principal place of business is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.  The Distributor is the principal underwriter of the Acquiring Funds and is a registered broker-dealer, and an affiliate of the Advisor by reason of common ownership.  The Distributor is obligated to sell shares on a best efforts basis only against purchase orders for the shares.  Shares of each Acquiring Fund are offered to the public on a continuous basis.  The Distributor currently allows concessions to dealers who sell shares of the Acquiring Funds.  The Distributor retains that portion of the sales charge that is not re-allowed to dealers who sell shares of an Acquiring Fund.  The Distributor retains the entire sales charge on all direct initial investments in an Acquiring Fund and on all investments in accounts with no designated dealer of record.  The Distributor retains the contingent deferred sales charge on redemptions of shares of the Acquiring Funds that are subject to a contingent deferred sales charge.

The Acquiring Funds will report aggregate underwriting commissions on sales of the Acquiring Funds, including the amounts Touchstone Securities paid to unaffiliated broker-dealers, the amounts Touchstone Securities earned as a broker-dealer in the selling network, and the amounts of underwriting commissions retained by Touchstone Securities, each as of the three most recent fiscal years ended June 30, 2016.

Ms. McGruder may be deemed to be an affiliate of Touchstone Securities because she is a Director of Touchstone Securities and an officer of affiliates of Touchstone Securities.  Ms. McGruder, by reason of such affiliation, may directly or indirectly be deemed to receive benefits from the underwriting fees paid to Touchstone Securities.

The Distribution Agreement will remain in effect for a period of two years after the effective date of the agreement and is renewable annually thereafter.  The Distribution Agreement may be terminated as to any Acquiring Fund at any time by (i) the Trust, (a) by the vote of a majority of the Trustees of the Trust who are not “interested persons” of the Trust or the Distributor, (b) by vote of the Board of the Trust, or (c) by the “vote of majority of the outstanding voting securities” of the Acquiring Fund, or (ii) by Touchstone Securities, in any case without payment of any penalty on not more than 60 days’ nor less than 30 days’ written notice to the other party.  The Distribution Agreement will also automatically terminate in the event of its assignment.

Touchstone Securities may pay from its own resources cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Acquiring Funds.  On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Acquiring Funds or other funds in the Touchstone Fund Complex during a specific period of time.  Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and other dealer-sponsored programs or events.  The Advisor, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative or shareholder servicing activities.  The Advisor may also reimburse Touchstone Securities for making these payments.
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Touchstone Securities, at its expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Touchstone Funds.  Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

The Distributor makes payments for entertainment events it deems appropriate, subject to its guidelines and applicable law.  These payments may vary depending upon the nature of the event or the relationship.  As of May 19, 2017, the Distributor anticipates that the following broker-dealers or their affiliates will receive additional payments as described in the Joint Proxy Statement/Prospectus and SAI:

Name of Broker-Dealer

American Enterprise Investment Services, Inc.
Fifth Third Securities Inc.
First Clearing, LLC / Wells Fargo Advisors, LLC
First Command Financial Planning, Inc.
Hewitt Financial Services, LLC
Janney Montgomery Scott LLC
LPL Financial Services
Merrill Lynch Pierce Fenner & Smith Inc.
Morgan Stanley Wealth Management
Pershing LLC
PNC Investments, LLC
Raymond James & Associates, Inc.
RBC Capital Markets Corporation
 UBS Financial Services, Inc.

Touchstone Securities is motivated to make payments to the broker-dealers described above because they promote the sale of Acquiring Fund shares and the retention of those investments by clients of financial advisors.  To the extent financial advisors sell more shares of the Acquiring Funds or retain shares of the Acquiring Funds in their clients’ accounts, the Advisor benefits from the incremental management and other fees paid to the Advisor by the Acquiring Funds with respect to those assets.

Your financial intermediary may charge you additional fees or commissions other than those disclosed in this SAI.  You can ask your financial intermediary about any payments it receives from Touchstone Securities or the Acquiring Funds, as well as about fees or commissions it charges.  You should consult disclosures made by your financial intermediary at the time of purchase.

The Acquiring Funds may compensate dealers, including Touchstone Securities and its affiliates, based on the average balance of all accounts in the Acquiring Funds for which the dealer is designated as the party responsible for the account.

Distribution Plans and Shareholder Service Arrangements

Certain Acquiring Funds have adopted a distribution or shareholder servicing plan for certain classes of shares which permits an Acquiring Fund to pay for expenses incurred in the distribution and promotion of its shares pursuant to Rule 12b-1 under the 1940 Act and account maintenance and other shareholder services in connection with maintaining such account. Touchstone Securities may provide those services itself or enter into arrangements under which third-parties provide such services and are compensated by the Distributor.

Class A Shares. With respect to its Class A shares, each Acquiring Fund has adopted a plan of distribution and shareholder service (the “Class A Plan”) under which the Distributor is paid up to, but not exceeding, twenty-five basis points (0.25%) for distribution payments. Of the total compensation authorized, the Acquiring Fund may pay for shareholder services in an amount up to 0.25%.

Class C Shares. With respect to its Class C shares, each Acquiring Fund has adopted a plan of distribution and shareholder service (the “Class C Plan” and, together with the Class A Plan, the “Plans”) under which the Distributor is paid up to, but not exceeding, one hundred basis points (1.00%) in the aggregate, with twenty-five basis points (0.25%) for shareholder service fees and seventy-five basis points (0.75%) for distribution payments.
43

General Information.  In connection with the distribution of shares, the Distributor may use the payments for:  (i) compensation for its services in distribution assistance; or (ii) payments to financial intermediaries such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund supermarkets and the Distributor’s affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.

In addition, the Distributor may use payments to provide or enter into written agreements with service providers who will provide shareholder services, including:  (i) maintaining accounts relating to shareholders that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Distributor or service providers; (iv) responding to inquiries from shareholders concerning their investment in shares; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in shares; (vii) forwarding shareholder communications from the Acquiring Funds such as proxies, shareholder reports, annual reports, dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Acquiring Funds or the service providers; (ix) processing dividend payments from the Acquiring Funds on behalf of shareholders; and (x) providing such other similar services as the Acquiring Funds may reasonably request.

Agreements implementing the Plans (the “Implementation Agreements”), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Acquiring Funds’ shares, are in writing and have been approved by the Board.  All payments made pursuant to the Plans are made in accordance with written Implementation Agreements.  Some financial intermediaries charge fees in excess of the amounts available under the Plans, in which case the Advisor pays the additional fees.

The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Board and by a vote of the Independent Trustees who have no direct or indirect financial interest in the Plans or any Implementation Agreement at a meeting called for the purpose of voting on such continuance.  A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of an Acquiring Fund or the applicable class of the Acquiring Fund.  In the event a Plan is terminated in accordance with its terms, the affected Acquiring Fund (or class) will not be required to make any payments for expenses incurred by the Distributor after the termination date.  Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of an Acquiring Fund (or the applicable class) on not more than 60 days’ written notice to any other party to the Implementation Agreement.  The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval.  All material amendments to the Plans must be approved by a vote of the Board and by a vote of the Independent Trustees.

In approving the Plans, the Board determined, in the exercise of its business judgment and in light of its fiduciary duties, that there is a reasonable likelihood that the Plans will benefit the Acquiring Funds and their shareholders.  The Board believes that expenditure of the Acquiring Funds’ assets for distribution expenses under the Plans should assist in the growth of the Acquiring Funds, which will benefit each Acquiring Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification, and less chance of disruption of planned investment strategies.  The Plans will be renewed only if the Board makes a similar determination for each subsequent year of the Plans.  There can be no assurance that the benefits anticipated from the expenditure of the Acquiring Funds’ assets for distribution will be realized.  While the Plans are in effect, all amounts spent by the Acquiring Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board for its review.  Distribution expenses attributable to the sale of more than one class of shares of an Acquiring Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Acquiring Fund.  In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.
44

Jill T. McGruder, as an interested person of the Trust, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.

Brokerage Transactions

Decisions to buy and sell securities for the Acquiring Funds and the placing of the Acquiring Funds’ securities transactions and negotiation of commission rates where applicable are made by the sub-advisor and are subject to review by the Advisor and the Board.  In the purchase and sale of portfolio securities, the sub-advisor’s primary objective will be to obtain the most favorable price and execution for an Acquiring Fund, taking into account such factors as the overall direct net economic result to the Acquiring Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future.

The sub-advisor is specifically authorized, subject to certain limitations, to pay a trading commission to a broker who provides research services that is higher than the amount of trading commission another broker would have charged for the same transaction.  This excess commission recognizes the additional research services rendered by the broker, but only if the sub-advisor determines in good faith that the excess commission is reasonable in relation to the value of the research services provided and that an Acquiring Fund derives or will derive a reasonably significant benefit from such research services.

Research services include securities and economic analyses, reports on issuers’ financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Acquiring Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities.  Although this information is useful to the Acquiring Funds and the sub-advisor, it is not possible to place a dollar value on it.  Research services furnished by brokers through whom an Acquiring Fund effects securities transactions may be used by the sub-advisor in servicing all of its accounts and not all such services may be used by the sub-advisor in connection with an Acquiring Fund.

The Acquiring Funds have no obligation to deal with any broker or dealer in the execution of securities transactions.  However, the Acquiring Funds may effect securities transactions that are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis.  An Acquiring Fund will not effect any brokerage transactions in its portfolio securities with an affiliated broker if such transactions would be unfair or unreasonable to its shareholders.  Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers.  Although the Acquiring Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted with other firms.  Affiliated broker-dealers of the Trust will not receive reciprocal brokerage business as a result of the brokerage business transacted by the Acquiring Funds with other brokers.  The Acquiring Funds may direct transactions to certain brokers in order to reduce brokerage commissions through a commission recapture program offered by Frank Russell Securities, Inc. and Convergex Execution Solution LLC.

In certain instances, there may be securities that are suitable for an Acquiring Fund as well as for one or more of the sub-advisor’s other clients.  The sub-advisor makes investment decisions for an Acquiring Fund and for its other clients to achieve their respective investment objectives.  The sub-advisor may buy or sell a particular security for one client even though it is buying, selling, or holding the same security for another client.  Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client.  When two or more clients are simultaneously engaged in the purchase or sale of the same security, the sub-advisor will allocate the securities among clients in a fair and equitable manner.  This system may detrimentally affect the price of a security purchased, sold, or held by an Acquiring Fund, but this detrimental effect is offset by the Acquiring Fund’s ability to participate in volume transactions, which could lead to better executions for the Acquiring Fund.

Proxy Voting

The Acquiring Funds have adopted the sub-advisor’s policies and procedures for voting proxies relating to portfolio securities held by the Acquiring Funds, including procedures used when a vote presents a conflict between the interests of an Acquiring Fund’s shareholders and those of the sub-advisor or its affiliates.  A copy of the sub-advisor’s proxy voting policies is included in Appendix B to this SAI.  Information regarding how those proxies were voted during the most recent twelve-month period ended June 30th is available by August 31st of that year without charge, upon request, by calling toll free 1.800.543.0407 or on the SEC’s website at http://www.sec.gov.  The Acquiring Fund’s N-PX will also be available on the SEC’s website at http://www.sec.gov and on the Touchstone website at TouchstoneInvestments.com.
45

Code of Ethics

The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act.  In addition, the Advisor, the sub-advisor and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1.  These Codes of Ethics apply to the personal investing activities of Trustees, officers, and certain employees (“access persons”).  Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons.  Under each Code of Ethics, access persons are permitted to invest in securities (including securities that may be purchased or held by an Acquiring Fund), but are required to report their personal securities transactions for monitoring purposes.  In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements.  Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

Portfolio Turnover

An Acquiring Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Acquiring Fund during the fiscal year.  High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Acquiring Fund.  High turnover may result in an Acquiring Fund recognizing greater amounts of income and capital gains, which would increase the amount of taxes payable by shareholders and increase the amount of commissions paid by the Acquiring Fund.  A 100% turnover rate would occur if all of an Acquiring Fund’s portfolio securities were replaced once within a one-year period.  The rate of portfolio turnover will depend upon market and other conditions, and will not be a limiting factor when the sub-advisor believes that portfolio changes are appropriate. Because the Acquiring Funds will not commence operations until the consummation of the Reorganizations, the Acquiring Funds have no prior portfolio turnover information.

During the fiscal years ended November 30, 2016 and 2015 the Target Funds had the following portfolio turnover rates:

Target Fund	2016	2015
Sentinel Balanced Fund	45%	86%
Sentinel Common Stock Fund	8%	11%
Sentinel International Equity Fund	36%	55%
Sentinel Small Company Fund	61%	70%

Disclosure of Portfolio Holdings

The Touchstone Funds have adopted policies and procedures for disclosing the Acquiring Funds’ portfolio holdings to any person requesting this information.  These policies and procedures are monitored by the Board through periodic reporting by the Trust’s Chief Compliance Officer.

No compensation will be received by an Acquiring Fund, the Advisor, any sub-advisor, or any other party in connection with the disclosure of information about portfolio securities.

The procedures prohibit the disclosure of portfolio holdings except under the following conditions:

1)          A request made by a sub-advisor for an Acquiring Fund (or that portion of an Acquiring Fund) that it manages.

2)          A request by executive officers of the Advisor for routine oversight and management purposes.
46

3)          For use in preparing and distributing routine shareholder reports, including disclosure to the Acquiring Funds’ independent registered public accounting firm, typesetter and printer.  Routine shareholder reports are filed with the SEC within 60 days after the end of each calendar quarter, and routine shareholder reports are distributed to shareholders within 60 days after the applicable six-month semi-annual period.  The Acquiring Funds provides their full holdings to their independent registered public accounting firm annually, as of the end of their fiscal year, within 1 to 10 business days after fiscal year end.  The Acquiring Funds provide their full holdings to their typesetter at least 50 days after the end of the calendar quarter.  The Acquiring Funds provides their full holdings to their printer at least 50 days after the applicable six-month semi-annual period.

4)          A request by service providers to fulfill its contractual duties relating to the Acquiring Funds, subject to approval by the Chief Compliance Officer.

5)          A request by a newly hired sub-advisor or sub-advisor candidate prior to the commencement of its duties to facilitate its transition as a new sub-advisor, subject to the conditions set forth in Item 8.

6)          A request by a potential merger candidate for the purpose of conducting due diligence, subject to the conditions set forth in Item 8.

7)          A request by a rating or ranking agency, subject to the conditions set forth in Item 8.

Other portfolio holdings disclosure policies of the Acquiring Funds include:

•
The Acquiring Funds provides their top ten holdings on their publicly available website and to market data agencies monthly, as of the end of a calendar month, at least seven business days after month end.

•
The Acquiring Funds provides their full holdings on their publicly available website, and to market data agencies, their typesetter and printer, quarterly, as of the end of a calendar quarter, at least 15 days after quarter end.

You may access the public website at TouchstoneInvestments.com.

8)          The Chief Compliance Officer may authorize disclosing non-public portfolio holdings to third parties more frequently or at different periods than as described above prior to when such information is made public, provided that certain conditions are met.  The third-party must (i) specifically request in writing the more current non-public portfolio holdings, providing a reasonable basis for the request; (ii) execute an agreement to keep such information confidential, to only use the information for the authorized purpose, and not to use the information for their personal benefit; (iii) agree not to trade on such information, either directly or indirectly; and (iv) unless specifically approved by the Chief Compliance Officer in writing, the non-public portfolio holdings are subject to a ten day time delay before dissemination.  Any non-public portfolio holdings that are disclosed will not include any material information about the Acquiring Fund’s trading strategies or pending portfolio transactions.

As of March 31, 2017, one or more Touchstone Funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

CMS Bondedge
Morningstar, Inc.
 Bloomberg, LP

Employees of the Advisor and the Acquiring Funds’ sub-advisor that are access persons under the Acquiring Funds’ Code of Ethics have access to Acquiring Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics.  In addition, custodians of the Acquiring Funds’ assets and the Acquiring Funds’ accounting services agent, each of whose agreements contains a confidentiality provision (which includes a duty not to trade on non-public information), has access to the current Fund holdings on a daily basis.

The Chief Compliance Officer is authorized to determine whether disclosure of an Acquiring Fund’s portfolio securities is for a legitimate business purpose and is in the best interests of the Acquiring Fund and its shareholders.  Any conflict between the interests of shareholders and the interests of the Advisor, Touchstone Securities, or any affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.
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Determination of Net Asset Value

The securities of each Acquiring Fund are valued under the direction of the Advisor and under the general oversight of the Board.  The Advisor or its delegates may use independent pricing services to obtain valuations of securities.  The pricing services rely primarily on prices of actual market transactions as well as on trade quotations obtained from third parties.  Prices are generally determined using readily available market prices.  If market prices are unavailable or believed to be unreliable, the Sub-Administrator will initiate a process by which the Trust’s Fair Value Committee will make a good faith determination as to the “fair value” of the security using procedures approved by the Board.  The pricing services may use a matrix system to determine valuations of fixed-income securities when market prices are not readily available.  This system considers such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities in arriving at valuations.  The procedures used by any such pricing service and its valuation results are reviewed by the officers of the Trust under the general oversight of the Board.

The Acquiring Funds may hold portfolio securities that are listed on foreign exchanges.  Under certain circumstances these investments may be valued under the Acquiring Funds’ fair value policies and procedures, such as when U.S. exchanges are open but a foreign exchange is closed.

Description of Shares

Each of the Acquiring Funds is a series of the Trust.  The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of shares of each Acquiring Fund.  Each share of an Acquiring Fund represents an equal proportionate interest in the Acquiring Fund with each other share.  Upon liquidation, shares are entitled to a pro rata share in the net assets of the Acquiring Fund.  Shareholders have no preemptive rights or subscription rights.  The Declaration of Trust provides that the Board may create additional series of shares in addition to the series, including the Acquiring Funds, now existing.  Each series has established classes of shares, and may establish additional classes of shares, from time to time.  The Trustees are authorized to provide shareholders of any series with the right to convert their shares into shares of one or more other series of the Trust.  All consideration received by the Trust for shares of any series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto.  Share certificates representing shares will not be issued.

The Trust is an entity of the type commonly known as a Massachusetts business trust.  The Trust’s Declaration of Trust states that neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust will have any power to bind personally any shareholder, nor, except as specifically provided therein, to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay.

The Declaration of Trust provides that a Trustee will be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee and nothing else, and will not be liable for errors of judgment or mistakes of fact or law.  Subject to the forgoing, a Trustee is not responsible for any neglect or wrongdoing of any officers, agents, employees or investment advisors of the Trust.  The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust except for liabilities resulting from such Trustee’s or officer’s willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Each whole share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional share will be entitled to a proportionate fractional vote.  Voting rights for Trustees are not cumulative.  Each Acquiring Fund, as a separate series of the Trust, votes separately on matters affecting only the Acquiring Fund.  Shareholders of each class of an Acquiring Fund will vote separately on matters pertaining solely to that Acquiring Fund or that class.  The Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.
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In addition, a Trustee may be removed by two-thirds of the Trustees, by vote of shareholders holding at least two-thirds of the outstanding shares at a meeting which may be called pursuant to the written request of shareholders owning at least 10% of the outstanding shares of the Trust, or by written declaration by shareholders holding two-thirds of the outstanding shares.  Written notice of any meeting of shareholders will be given to such shareholders at least seven days before such meeting.

Derivative Claims of Shareholders

The Trust’s Amended and Restated By-Laws (the “By-Laws”) contain provisions regarding derivative claims of shareholders.  Under these provisions, a shareholder must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed.  For purposes of the foregoing sentence, a demand on the Trustees will only be deemed not likely to succeed and therefore excused if a majority of the Board, or a majority of any committee of the Board established to consider the merits of such action, has a personal financial interest in the transaction at issue, and a Trustee will not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a shareholder demand by virtue of the fact that such Trustee receives remuneration for his service on the Board or on the boards of one or more Trusts that are under common management with or otherwise affiliated with the Trust.

Unless a demand is not required under the foregoing paragraph, the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim.  The Trustees will be entitled to retain counsel or other advisors in considering the merits of the request and will require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action.

Forum for Adjudication of Disputes

The By-Laws provide that, unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, officer, or other employee of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim arising pursuant to the laws of the Commonwealth of Massachusetts, the Declaration of Trust or the By-Laws, (iv) any action to interpret, apply, enforce or determine the validity of the Declaration of Trust or the By-Laws, or (v) any action asserting a claim governed by the internal affairs doctrine will be the U.S. District Court for the District of Massachusetts or the Superior Court of the Commonwealth of Massachusetts (each, a “Covered Action”).  The By-Laws further provide that if any Covered Action is filed in a court other than the U.S. District Court for the District of Massachusetts or the Superior Court of the Commonwealth of Massachusetts (a “Foreign Action”) in the name of any shareholder, such shareholder will be deemed to have consented to (i) the personal jurisdiction of the U.S. District Court for the District of Massachusetts or the Superior Court of the Commonwealth of Massachusetts in connection with any action brought in any such courts to enforce the preceding sentence (an “Enforcement Action”) and (ii) having service of process made upon such shareholder in any such Enforcement Action by service upon such shareholder’s counsel in the Foreign Action as agent for such shareholder.

The By-Laws provide that any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust will be (i) deemed to have notice of and consented to the provisions of the foregoing paragraph and (ii) deemed to have waived any argument relating to the inconvenience of the forums referenced above in connection with any action or proceeding described in the foregoing paragraph.

This forum selection provision may limit a shareholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with Trustees, officers or other agents of the Trust and its service providers, which may discourage such lawsuits with respect to such claims.  If a court were to find the forum selection provision contained in the By-Laws to be inapplicable or unenforceable in an action, the Trust may incur additional costs associated with resolving such action in other jurisdictions.

Choosing A Class of Shares

The Acquiring Funds are offering the following classes of shares pursuant to the Joint Proxy Statement/Prospectus and this SAI:
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Acquiring Funds
Share Class	Touchstone Balanced Fund	Touchstone Large Cap Focused Fund	Touchstone International Equity Fund	Touchstone Small Company Fund
Class A	✓	✓	✓	✓
Class C	✓	✓	✓	✓
Class Y	✓	✓	✓	✓
Institutional Class		✓
Class R6				✓

The Acquiring Funds participates in fund “supermarket” arrangements.  In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Acquiring Funds through the sponsor of the fund supermarket.  In connection with these supermarket arrangements, each Acquiring Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders.  In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Acquiring Fund’s behalf.  As such, an Acquiring Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order.  The customer order will be priced at the Acquiring Fund’s NAV next computed after acceptance by an authorized broker or the broker’s authorized designee.  In addition, a broker may charge transaction fees on the purchase or sale of Fund shares.  Also in connection with fund supermarket arrangements, the performance of a participating Acquiring Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available and compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

The Trust’s annual report contains additional performance information and will be made available to investors upon request and without charge.

The Acquiring Funds are intended for sale to residents of the U.S., and, with very limited exceptions, are not registered or otherwise offered for sale in other jurisdictions.  The above restrictions are generally not applicable to sales in U.S. territories or to diplomatic staff members or members of the U.S. military with an APO or FPO address outside of the U.S. Investors are responsible for compliance with tax, securities, currency exchange or other regulations applicable to redemption and purchase transactions in any state or jurisdiction to which they may be subject.  Investors should consult with their financial intermediary and appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

The shares of the Acquiring Funds may not be directly or indirectly offered or distributed in any country outside of the U.S.  If an investor becomes a resident of another jurisdiction after purchasing shares of the Acquiring Funds, the investor will not be able to purchase any additional shares of the Acquiring Funds (other than reinvestment of dividends and capital gains) or exchange shares of the Acquiring Funds for other U.S. registered Touchstone Funds.

Other Purchase and Redemption Information

Class A Shares.  For initial purchases of Class A shares of $1 million or more and subsequent purchases further increasing the size of an individual shareholder account, participating dealers may receive compensation of up to 1.00% (a “Finder’s Fee”) of such purchases from Touchstone Securities according to the following schedule:

Amount of Investment	Finder’s Fee
$1 million but less than $3 million	1.00%
$3 million but less than $5 million	0.75%
$5 million but less than $25 million	0.50%
$25 million or more	0.25%
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The Distributor does not have an annual reset for Finder’s Fees.  In determining a dealer’s eligibility for a Finder’s Fee, purchases of Class A shares of an individual shareholder account in an Acquiring Fund may be aggregated with concurrent purchases of Class A shares of other Touchstone Funds for that individual shareholder.  If a Finder’s Fee was paid to a participating dealer that dealer is not eligible to receive 12b-1 fees on the shares that were used to generate the Finder’s Fee until they have aged for a period of one year.  Additionally, if a Finder’s Fee was paid and the Class A shares are redeemed within a year of their purchase, a contingent deferred sales charge (“CDSC”) of up to 1.00% will be charged on the redemption.  Dealers should contact the Distributor for more information on the calculation of the dealer’s commission in the case of combined purchases.

A dealer is eligible for a Finder’s Fee only if the dealer has not previously received a Dealer Fee on the assets used to meet the amount of investment requirement.  Similarly, an exchange from any other Touchstone Fund will not qualify for a Dealer Fee unless the dealer did not receive any compensation on those assets at the time of the initial investment.  In all cases the Distributor reserves the right to deny payment of a Dealer Fee if it reasonably believes such a fee has already been paid on those assets.

Share Class Conversions.  Class A and Class C shareholders who are eligible to invest in Class Y or Institutional Class shares are eligible to exchange their Class A shares and/or Class C shares for Class Y or Institutional Class shares of the same Acquiring Fund, if offered in their state and such an exchange can be accommodated by their financial institution.  No front-end sales charges will apply to any such exchange, however, if the Class C shares have been held less than 12 months and a 1% commission was paid to the broker at the time of purchase a 1% CDSC will be assessed on the exchange transaction, which may be processed as a liquidation and a purchase.  Class Y shareholders that meet the required minimum for Institutional Class shares may exchange their Class Y shares for Institutional Class shares within the same Acquiring Fund if offered in their state and if such an exchange can be accommodated by their financial institution.  Class A or Class C shares of an Acquiring Fund may be converted to Class T shares of the same Acquiring Fund with no front-end sales charges.

For federal income tax purposes, exchanges of one share class for a different share class of the same Acquiring Fund should not result in the realization by the investor of a capital gain or loss.  There can be no assurance of any particular tax treatment, however, and you are urged and advised to consult with your own tax advisor before entering into a share class exchange.

Financial intermediaries may convert shares in a customer or client’s account to a more expensive share class if prior to the conversion the intermediary determines that the higher priced share class is more suitable to the customer’s interests and the intermediary discloses any additional compensation to the customer, including revenue sharing arrangements with the Advisor or Distributor.

If a financial institution, processing organization or intermediary (a “converting entity”) is initiating a share class conversion(s) for Touchstone Funds on a platform, then the converting entity should contact Touchstone Securities at least 60 days in advance and obtain Touchstone Securities’ approval of the share class conversion.

Additional Information on the CDSC.  The CDSC is waived under the following circumstances:

•
Any partial or complete redemption following death or disability (as defined in the Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named.  Touchstone Securities may require documentation prior to waiver of the charge, including death certificates, physicians’ certificates, etc.

•
Redemptions from a systematic withdrawal plan.  If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the transfer agent receives your request.  If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

•
Redemptions from retirement plans qualified under Section 401 of the Code.  The CDSC will be waived for benefit payments made by Touchstone directly to plan participants.  Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9) of the Code), in-service distributions, hardships, loans and qualified domestic relations orders.  The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

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•	Redemptions that are mandatory withdrawals from a traditional IRA account after age 70½.
General.  All sales charges imposed on redemptions are paid to the Distributor.  In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time.  The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

CDSC for Certain Redemptions of Class A Shares.  A CDSC is imposed upon certain redemptions of Class A shares of the Acquiring Funds (or shares into which such Class A shares were exchanged) purchased at NAV in amounts totaling $1 million or more, if the dealer’s commission described above was paid by the Distributor and the shares are redeemed within one year from the date of purchase.  The CDSC will be paid to the Distributor and will be equal to the commission percentage paid at the time of purchase as applied to the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed, or (2) the NAV of such Class A shares at the time of redemption.  If a purchase of Class A shares is subject to the CDSC, you will be notified on the confirmation you receive for your purchase.  Redemptions of such Class A shares of the Acquiring Funds held for at least one year will not be subject to the CDSC.

Examples.  The following example will illustrate the operation of the CDSC.  Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired then 50 additional shares through reinvestment of distributions.  If, at such time you should redeem 450 shares (totaling proceeds of $5,400), then 50 shares will not be subject to the charge because of dividend reinvestment.  With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share.  Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge.  At the rate of 1.00%, the CDSC would be $40 for redemptions of Class C shares.  In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

Waiver of Minimum Investment Requirements.  The minimum and subsequent investment requirements for purchases in the Acquiring Funds may not apply to:

1.          Any director, officer or other employee* (and their immediate family members**, as defined below) of Western & Southern Financial Group, Inc. or any of its affiliates or any portfolio advisor or service provider to the Trust.

2.          Any employee benefit plan that is provided administrative services by a third-party administrator that has entered into a special service arrangement with Touchstone Securities.

Waiver of Class A Sales Charges.  In addition to the categories of purchasers described in the prospectus for whom the sales charge on purchases of Class A shares of the Acquiring Funds may be waived, Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

1.          Purchases into an Acquiring Fund by any director, officer, employee* (and their immediate family members**, as defined below), or current separate account client of or referral by a sub-advisor to that particular Acquiring Fund;

2.          Purchases by any director, officer or other employee* (and their immediate family members**) of Western & Southern Financial Group or any of its affiliates; and

3.          Purchases by any employees of BNY Mellon Investment Servicing (US), Inc. who provide services for the Touchstone Funds, Touchstone Advisors, or Touchstone Securities.

Exemptions must be qualified in advance by the Distributor.  At the option of the Trust, the front-end sales charge may be included on purchases by such persons in the future.
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*	The term “employee” is deemed to include current and retired employees.
**
Immediate family members are defined as the parents, mother-in-law or father-in-law, spouse, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law, and children, of a registered representative or employee and any other individual to whom the registered representative or employee provides material support.

Waiver of Class A Sales Charge for Clients of Financial Intermediaries.  Touchstone Securities has agreed to waive the Class A sales charge for clients of financial intermediaries that have entered into an agreement with Touchstone Securities to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers.  This arrangement currently applies to shareholders purchasing Acquiring Fund shares through a Merrill Lynch platform or account.

Waiver of Class A Sales Charge for former Constellation Shareholders.  Shareholders who owned shares of the Trust as of November 17, 2006 who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund are not subject to the front-end sales charge for purchases of Class A shares.  If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

Reorganizations.  Target Fund shareholders will not pay any sales load, commission or other similar fee in connection with the receipt of Acquiring Fund shares in the Reorganization of their Target Fund, and otherwise applicable investment minimums will not apply with regard to the receipt of Acquiring Fund shares in a Reorganization.

Shareholders who are eligible for the sales charge waivers listed above may open an account with an Acquiring Fund directly to receive the sales charge waiver.

Purchases in-Kind.  In limited circumstances and subject to the prior consent of the applicable Acquiring Fund, the Acquiring Fund may accept payment for shares in securities.  Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund’s investment goal and is otherwise acceptable to the Advisor.  Transactions of this type are generally taxable.  Before purchasing shares by tendering payment in-kind, investors are urged and advised to consult with their own tax advisor regarding the tax consequences of such a transaction.

Redemptions in-Kind.  Under unusual circumstances, when the Board deems it in the best interests of an Acquiring Fund’s shareholders, the Acquiring Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Acquiring Fund taken at current value.  Should payment be made in securities, the redeeming shareholder will bear the market risk until the securities are sold and the redeeming shareholder will generally incur brokerage costs and other costs in converting such securities to cash.  Portfolio securities that are issued in an in-kind redemption will be readily marketable.  The Trust has filed an irrevocable election with the SEC under Rule 18f-1 of the 1940 Act wherein the Acquiring Funds are committed to pay redemptions in cash, rather than in-kind, to any shareholder of record of an Acquiring Fund who redeems during any ninety-day period, the lesser of $250,000 or 1% of the Acquiring Fund’s NAV at the beginning of such period.  Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

Undeliverable Checks.  Dividend and distribution checks issued from non-retirement accounts for less than $25.00 will be automatically reinvested in the Acquiring Fund that pays them.  If your redemption proceeds, dividend, or distribution check are returned as “undeliverable”, your account will be considered a lost shareholder account, correspondence will be sent to you requesting that you contact the applicable Acquiring Fund, and the outstanding payment will be deposited into an account for potential escheatment to your state of residence.  If you contact the applicable Acquiring Fund and provide proper documentation to update the address on the account, the Acquiring Fund will no longer consider your account to be a lost shareholder account, and your outstanding payment will be reissued to your corrected address. Also, if your dividend or distribution check is returned as “undeliverable”, your cash election will be changed automatically and future dividends will be reinvested in the applicable Acquiring Fund at the per share NAV determined as of the payable date.
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Uncashed Checks.  All uncashed checks on your account will appear with your monthly or quarterly statement for your convenience.  If your redemption proceeds, dividend, or distribution check from a non-retirement account is not cashed within six months (an “outstanding payment”) and the account remains open, the outstanding payment on your account will be cancelled and the proceeds will be reinvested in the applicable Acquiring Fund at the per share NAV determined as of the date of cancellation.  In addition, if the payment was for dividends or distributions, your cash election will be automatically changed and future dividends and distributions will be reinvested in the applicable Acquiring Fund at the per share NAV determined as of the payable date.  For outstanding payments in retirement accounts, no action will be taken.

Fund Shares Purchased by Check.  We may delay the processing and payment of a redemption request for shares you recently purchased by check until your check clears, which may take up to 15 days.  If you need your money sooner, you should purchase shares by bank wire.

Low Account Balances (Only applicable for shares held through Touchstone Securities directly).  If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), Touchstone Securities may sell your shares and send the proceeds to you.  Touchstone Securities will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

Facilitated Transfers.  In the event an existing Touchstone shareholder wishes to move money between their Touchstone mutual fund account and a money market fund, Touchstone has partnered with The Dreyfus Corporation to help facilitate this type of transaction pursuant to certain limitations.  Please contact Touchstone Shareholder Services at 1.800.543.0407 for more information if you are interested in pursuing this type of transaction.

Distributions

An Acquiring Fund’s dividends and other distributions are taxable to shareholders (other than qualified retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Acquiring Fund. A dividend or distribution paid by an Acquiring Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or distribution. A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income taxes.

For most shareholders, a statement will be sent to you after the end of each year detailing the federal income tax status of your distributions. Please see “Federal Income Taxes” below for more information on the federal income tax consequences of dividends and other distributions made by the Acquiring Funds.

Federal Income Taxes

The following discussion summarizes certain U.S. federal income tax considerations affecting the Acquiring Funds and their shareholders.  This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Acquiring Funds.  Therefore, this summary should not be considered to be individual tax advice and may not be relied upon by any shareholder.  The summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury Regulations (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein.  The summary applies only to beneficial owners of an Acquiring Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of an Acquiring Fund’s shares, including, but not limited to, insurance companies, tax-exempt organizations, shareholders holding an Acquiring Fund’s shares through tax-advantaged accounts (such as an IRA, a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding an Acquiring Fund’s shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the alternative minimum tax.  Persons who may be subject to tax in more than one country should also consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.
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No Acquiring Fund has requested nor will any Acquiring Fund request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below.  The IRS could adopt positions contrary to those discussed below and such positions could be sustained.  In addition, the following discussion applicable to shareholders of an Acquiring Fund addresses only some of the federal income tax considerations generally affecting investments in such Acquiring Fund.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in an Acquiring Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

General.  For federal income tax purposes, each Acquiring Fund is treated as a separate corporation.  Each Acquiring Fund intends to elect and qualify for taxation as a regulated investment company (a “RIC”) under the Code.  By qualifying as a RIC, an Acquiring Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and realized net capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by an Acquiring Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by the Acquiring Fund without the concurrent receipt of cash.  Although each Acquiring Fund seeks to avoid significant noncash income, such noncash income could be recognized by the Acquiring Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below.  Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by an Acquiring Fund (even if such sales are not advantageous) or, if permitted by its governing documents and other regulatory restrictions, through borrowing the amounts required to be distributed.

Qualification as a Regulated Investment Company.  Qualification as a RIC under the Code requires, among other things, that each Acquiring Fund:  (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); (b) diversify its holdings so that, at the close of each quarter of the taxable year:  (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”); and (c) distribute for each taxable year at least the sum of (i) 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses) determined without regard to any deduction for dividends paid; and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto (“net tax-exempt interest”).

The U.S. Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Requirement only if such gains are directly related to the principal business of an Acquiring Fund of investing in stock or securities or options and futures with respect to stock or securities.  To date, such regulations have not been issued.

As a RIC, an Acquiring Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest.  Each Acquiring Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss).  If an Acquiring Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained.  If an Acquiring Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Acquiring Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  For federal income tax purposes, the tax basis of the shares owned by a shareholder of an Acquiring Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax deemed paid by the shareholder under clause (ii) of the previous sentence.
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The Qualifying Income Requirement and Diversification Requirement that must be met under the Code in order for an Acquiring Fund to qualify as a RIC, as described above, may limit the extent to which it will be able to engage in derivative transactions.  Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006. Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC.  Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.” Accordingly, the Qualifying Income Requirement may limit each Acquiring Fund’s ability to invest in commodity related derivative transactions and other derivative transactions.  Each Acquiring Fund will account for any investments in commodity derivative transactions in a manner it deems to be appropriate; the IRS, however, might not accept such treatment.  If the IRS did not accept such treatment, the status of such Acquiring Fund as a RIC might be jeopardized.

In general, for purposes of the Qualifying Income Requirement described above, income derived from a partnership is treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC.  However, all of the net income of a RIC derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its gross income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above) will be treated as qualifying income.  In general, such entities will be treated as partnerships for federal income tax purposes if they meet the gross income requirement under Section 7704(c)(2) of the Code.  In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the Diversification Requirement described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If an Acquiring Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, such Acquiring Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements.  Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where the Acquiring Fund corrects the failure within a specified period of time.  If the applicable relief provisions are not available or cannot be met, such Acquiring Fund will fail to qualify as a RIC and will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and for qualified dividend income treatment for non-corporate shareholders.

Excise Tax.  If an Acquiring Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year, and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Acquiring Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts.  A distribution will be treated as paid on December 31 of the calendar year if it is declared by an Acquiring Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year.  Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.  Each Acquiring Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax.  An Acquiring Fund may in certain circumstances be required to liquidate its investments in order to make sufficient distributions to avoid the Excise Tax liability at a time when its Advisor or sub-advisor might not otherwise have chosen to do so.  Liquidation of investments in such circumstances may affect the ability of an Acquiring Fund to satisfy the requirements for qualification as a RIC.  However, no assurances can be given that an Acquiring Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, an Acquiring Fund may choose to pay the Excise Tax as opposed to making an additional distribution.
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Capital Loss Carryforwards.  The excess of an Acquiring Fund’s net short-term capital losses over its net long-term capital gain is treated as short-term capital losses arising on the first day of the Acquiring Fund’s next taxable year and the excess of an Acquiring Fund’s net long-term capital losses over its net short-term capital gain is treated as long-term capital losses arising on the first day of the Acquiring Fund’s next taxable year. If carried forward capital losses offset future gains, such future capital gains are not subject to fund-level federal income taxation, regardless of whether they are distributed to shareholders. An Acquiring Fund cannot carry back or carry forward any net operating losses.

Original Issue Discount And Market Discount. An Acquiring Fund may acquire debt securities that are treated as having original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond). Generally, an Acquiring Fund will be required to include the OID in income over the term of the debt security, even though it will not receive cash payments for such OID until a later time, usually when the debt security matures or is disposed of. An Acquiring Fund may make one or more of the elections applicable to debt securities having OID which could affect the character and timing of recognition of income. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. The IRS may treat a portion of the OID includible in income with respect to certain high-yield corporate debt securities as a dividend for federal income tax purposes.

A debt security acquired in the secondary market by an Acquiring Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount. An Acquiring Fund’s market discount accrues ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though the Acquiring Fund will not receive cash. Absent an election by an Acquiring Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though an Acquiring Fund holding such securities receives no interest payments in cash on such securities during the year.

Each Acquiring Fund generally will be required to make distributions to shareholders representing the income accruing on the securities, described above, that is currently includable in income, even though cash representing such income may not have been received by such Acquiring Fund. Cash to pay these distributions may be obtained from sales proceeds of securities held by an Acquiring Fund (even if such sales are not advantageous) or, if permitted by such Acquiring Fund’s governing documents, through borrowing the amounts required to be distributed. In the event an Acquiring Fund realizes net capital gains from such sales, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such sales.

Certain Derivative and Hedged Investments.  An Acquiring Fund’s transactions, if any, in forward contracts, options, futures contracts and hedged investments may be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the Acquiring Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Acquiring Fund, defer the Acquiring Fund’s losses, and affect whether capital gain and loss is characterized as long-term or short-term.  These rules could therefore affect the character, amount and timing of distributions to shareholders.  These provisions also may require an Acquiring Fund to mark-to-market certain types of positions (i.e., treat them as if they were closed out), which may cause the Acquiring Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income tax and the Excise Tax.
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Constructive Sales.  Certain rules may affect the timing and character of gain if an Acquiring Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions.  If an Acquiring Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures, or forward contract, or other transactions identified in U.S. Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but loss is not realized) from the constructive sale.  The character of gain from a constructive sale will depend upon an Acquiring Fund’s holding period in the appreciated financial position.  Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on an Acquiring Fund’s holding period and the application of various loss deferral provisions of the Code.

In addition, if the appreciated financial position is itself a short sale, acquisition of the underlying property or substantially identical property by an Acquiring Fund will be deemed a constructive sale.  The foregoing will not apply, however, to an Acquiring Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and such Acquiring Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is such Acquiring Fund’s risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

Wash Sales.  An Acquiring Fund may in certain circumstances be impacted by special rules relating to “wash sales.” In general, the wash sale rules prevent the recognition of a loss by an Acquiring Fund from the disposition of stock or securities at a loss if identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or after the sale.

Short Sales.  An Acquiring Fund may make short sales of securities.  Short sales may increase the amount of short-term capital gain realized by an Acquiring Fund, which is taxed as ordinary income when distributed to its shareholders.  Short sales also may be subject to the “Constructive Sales” rules, discussed above.

Other Regulated Investment Companies.  Generally, the character of the income or capital gains that an Acquiring Fund receives from another investment company will pass through to the Acquiring Fund’s shareholders as long as the Acquiring Fund and the other investment company each qualify as RICs under the Code.  However, to the extent that another investment company that qualifies as a RIC realizes net losses on its investments for a given taxable year, an Acquiring Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company.  Moreover, even when an Acquiring Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes.  As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that an Acquiring Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Acquiring Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies.  For similar reasons, the character of distributions from an Acquiring Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Acquiring Fund invested directly in the securities held by the investment companies in which it invests.

Passive Foreign Investment Companies.  An Acquiring Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (a “PFIC”) or become a PFIC under the Code.  A PFIC is generally defined as a foreign corporation that meets either of the following tests:  (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income.  If an Acquiring Fund acquires any equity interest in a PFIC, such Acquiring Fund could be subject to federal income tax and interest charges (a “deferred tax amount”) on “excess distributions” received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), even if such Acquiring Fund distributes the PFIC income to its shareholders. The balance of the PFIC income that is not treated as a deferred tax amount will be included in such Acquiring Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. An Acquiring Fund’s distributions of PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.
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An Acquiring Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC.  Because the payment of this tax would be payable at the Acquiring Fund level and would reduce the Acquiring Fund’s economic return from its investment in PFIC shares, it is likely that the shareholders would effectively bear the cost of this tax.  To the extent an Acquiring Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, such Acquiring Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain.  As a result of a QEF election, an Acquiring Fund would likely have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the Code’s minimum distribution requirement described herein and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to such Acquiring Fund.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

An Acquiring Fund may elect to “mark-to-market” its stock in any PFIC.  “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over such Acquiring Fund’s adjusted basis therein as of the end of that year.  Pursuant to the election, an Acquiring Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election.  An Acquiring Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.  In either case, an Acquiring Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

Foreign Currency Transactions.  Foreign currency gains and losses realized by an Acquiring Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the Code, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Acquiring Fund’s income.  In some cases elections may be available that would alter this treatment, but such elections could be detrimental to an Acquiring Fund by creating current recognition of income without the concurrent recognition of cash.  The foreign currency income or loss will increase or decrease an Acquiring Fund’s investment company income distributable to its shareholders.  If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed an Acquiring Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years.

Foreign Taxation.  Income received by an Acquiring Fund from sources within foreign countries may be subject to foreign withholding and other taxes.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  If more than 50% of an Acquiring Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, and the Acquiring Fund meets the distribution requirements described above, such Acquiring Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of the Acquiring Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Acquiring Fund even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them.  Each Acquiring Fund will furnish its shareholders with a written statement providing the amount of foreign taxes paid by the Acquiring Fund that will “pass-through” for the year, if any.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his, her or its total foreign source taxable income.  For this purpose, if the pass-through election is made, the source of an Acquiring Fund’s income will flow through to shareholders.  The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income.  Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by an Acquiring Fund.  Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal income tax and alternative minimum tax.
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REITs.  An Acquiring Fund may invest in REITs.  Investments in REIT equity securities may require an Acquiring Fund to accrue and distribute taxable income without the concurrent receipt of cash.  To generate sufficient cash to make the requisite distributions, an Acquiring Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.  An Acquiring Fund’s investments in REIT equity securities may at other times result in its receipt of cash in excess of the REIT’s earnings; if such Acquiring Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes.  Dividends received by an Acquiring Fund from a REIT generally will not constitute qualified dividend income.

An Acquiring Fund may invest in REITs that hold residual interests in REMICs or taxable mortgage pools (“TMPs”), or such REITs may themselves constitute TMPs.  Under an IRS notice, and U.S. Treasury regulations that have yet to be issued but may apply retroactively, a portion of an Acquiring Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events.  This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as the Acquiring Funds, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly.  As a result, an Acquiring Fund may not be a suitable investment for certain tax exempt-shareholders, including a qualified pension plan, an IRA, a 401(k) plan, a Keogh plan and other tax-exempt entities.

Distributions.  Distributions paid out of an Acquiring Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return.  Distributions in excess of an Acquiring Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his, her or its shares and then as capital gain.

For federal income tax purposes, distributions of net investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that an Acquiring Fund owned for one year or less will be taxable as ordinary income.  Distributions designated by an Acquiring Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over net short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of such Acquiring Fund.  Such dividends do not qualify as dividends for purposes of the dividends received deduction or for qualified dividend income purposes as described below.

Distributions of “qualified dividend income” received by non-corporate shareholders of an Acquiring Fund may be eligible for the long-term capital gain rate.  An Acquiring Fund’s distribution will be treated as qualified dividend income and therefore eligible for the long-term capital gain rate to the extent it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met.  A corporate shareholder of an Acquiring Fund may be eligible for the dividends received deduction on such Acquiring Fund’s distributions attributable to dividends received by such Acquiring Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction.  For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by an Acquiring Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.

An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from an Acquiring Fund and net gains from redemptions or other taxable dispositions of shares of an Acquiring Fund) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
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Each Acquiring Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans.

Shareholders are urged and advised to consult their own tax advisors for more information.

Purchases of Fund Shares.  Prior to purchasing shares in an Acquiring Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered.  Any dividend or distribution declared shortly after a purchase of shares of an Acquiring Fund prior to the record date will have the effect of reducing the per share NAV by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Acquiring Fund’s taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is effectively a return of capital.

Sales, Exchanges, or Redemptions.  Upon the disposition of shares of an Acquiring Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss.  Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares.  The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less.  If a shareholder sells or exchanges Acquiring Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Acquiring Fund or another Fund, the sales charge previously incurred in acquiring the Acquiring Fund’s shares generally will not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase.  Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder (including through dividend reinvestment) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares, unless the Acquiring Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.  Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses each taxable year against ordinary income.

The 3.8% Medicare contribution tax (described above) may apply to gains from the sale or exchange of an Acquiring Fund’s shares.

Backup Withholding.  Each Acquiring Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of such Acquiring Fund if (i) the shareholder fails to furnish such Acquiring Fund with the correct taxpayer identification number (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Acquiring Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income.  If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

State And Local Taxes.  State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.
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Non-U.S. Shareholders.  Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty).  However, an Acquiring Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Acquiring Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Acquiring Fund.  An Acquiring Fund may choose not to designate such amounts.

Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply and such distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of an Acquiring Fund or on capital gain dividends, provided that the Acquiring Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Acquiring Fund constitute U.S. real property interests, as described below.

Special rules apply to foreign persons who receive distributions from an Acquiring Fund that are attributable to gain from “United States real property interests” (“USRPIs”).  The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or former United States real property holding corporation.  The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business.  In general, if an Acquiring Fund is a United States real property holding company (determined without regard to certain exceptions), distributions by the Acquiring Fund that are attributable to (a) gains realized on the disposition of USRPIs by the Acquiring Fund and (b) distributions received by the Acquiring Fund from a lower-tier RIC or REIT that the Acquiring Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the Acquiring Fund’s foreign shareholders.  If the foreign shareholder holds (or has held at any time during the prior year) more than a 5% interest in a class of stock of an Acquiring Fund, such distributions received by the shareholder with respect to such class of stock will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates.  Moreover, such shareholders will be required to file a U.S. income tax return for the year in which the gain was recognized and the Acquiring Fund will be required to withhold 35% of the amount of such distribution.  In the case of all other foreign persons (i.e., those whose interest in the Acquiring Fund did not exceed 5% at any time during the prior year), the USRPI distribution will be treated as ordinary income (regardless of any designation by the Acquiring Fund that such distribution is qualified short-term gain or net capital gain) and the Acquiring Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign persons.

In addition, if an Acquiring Fund is a United States real property holding corporation or former United States real property holding corporation, the Acquiring Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no withholding is generally required with respect to amounts paid in redemption of shares of an Acquiring Fund if the Acquiring Fund is a domestically controlled qualified investment entity, or, in certain other limited cases, if an Acquiring Fund (whether or not domestically controlled) holds substantial investments in RICs that are domestically controlled qualified investment entities.
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Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Acquiring Funds.  The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation.  In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing an Acquiring Fund with a properly completed Form W-8BEN or W-8BEN-E).

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require an Acquiring Fund to obtain information sufficient to identify the status of each of its shareholders.  If a shareholder fails to provide this information or otherwise fails to comply with FATCA, an Acquiring Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on the Acquiring Fund’s dividends and distributions and on the proceeds of the sale, redemption, or exchange of the Acquiring Fund’s shares.  An Acquiring Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation.  Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Foreign Bank And Financial Accounts And Foreign Financial Assets Reporting Requirements.  A shareholder that owns directly or indirectly more than 50% by vote or value of an Acquiring Fund, is urged and advised to consult its own tax advisor regarding its filing obligations with respect to FinCen Form 114, Report of Foreign Bank and Financial Accounts.

Tax-Exempt Shareholders.  A tax-exempt shareholder could realize unrelated business taxable income (“UBTI”) by virtue of its investment in an Acquiring Fund if shares in the Acquiring Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Tax Shelter Reporting Regulations.  Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must generally file with the IRS a disclosure statement on Form 8886.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders are urged and advised to consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of an investment in an Acquiring Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

Control Persons and Principal Security Holders

Persons or organizations beneficially owning more than 25% of the outstanding shares of an Acquiring Fund are presumed to “control” the Acquiring Fund.  As a result, those persons or organizations could have the ability to take action with respect to an Acquiring Fund without the consent or approval of other shareholders.

The inception date of each Acquiring Fund will be on the closing date of the Reorganization of the corresponding Target Fund, each of which is expected to occur on October 13, 2017 or as soon as practicable thereafter.  The Acquiring Funds have no shareholders as of the date hereof.

As June 21, 2017, the name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of any class of a Target Fund were as follows:

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Fund
Sentinel Balanced Fund
Class A
NONE

63

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Fund
Class C
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFS I 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	123,275.180	5.53%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 23RD FLOOR JERSEY CITY NJ 07311	174,787.588	7.85%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ATTN: COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	180,700.847	8.11%
	PERSHING LLC1 PERSHING PLZ JERSEY CITY NJ 07399-0002	282,270.506	12.67%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	320,560.964	14.39%
Class I
	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	61,708.374	5.91%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 23RD FLOOR JERSEY CITY NJ 07311	61,700.217	5.91%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ATTN: COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	78,564.549	7.52%
	LIFE INSURANCE COMPANY OF THE SOUTHWEST ATTN JENNIFER GOCHEY M4151 NATIONAL LIFE DR MONTPELIER VT 05604-1000	85,439.312	8.18%
	ASCENSUS TRUST COMPANY FBOWESTMONT GROUP EMPLOYEES' 401(K) P.O. BOX 10758 FARGO ND 58106-0758	94,168.076	9.02%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	170,117.183	16.29%
Sentinel Common Stock Fund
Class A
	NONE
Class C
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 23RD FLOOR JERSEY CITY NJ 07311	148,971.654	7.64%
	PERSHING LLC1 PERSHING PLZ JERSEY CITY NJ 07399-0002	420,196.419	21.54%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ATTN: COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	474,884.520	24.35%
Class I
	STANDARD INSURANCE COMPANY 1100 SW 6TH AVE ATTN SEP ACCT P11D PORTLAND OR 97204-1093	639,670.733	5.05%

64

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Fund
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1905	733,959.536	5.79%
MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF IT CUST ATTN PHYSICAL TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	902,341.794	7.12%
MARIL & CO FBO 5A M&I TRUST CO NA ATTN MUTUAL FUNDS 11270 W PARK PL STE 400 MILWAUKEE WI 53224-3638	1,089,325.806	8.59%
NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	3,342,688.198	26.37%
Class R6
	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST SUITE 100 WESTWOOD MA 02090-2324	48,688.073	5.79%
	NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN COVINGTON KY 41015-1987	746,484.164	88.76%
Sentinel International Equity Fund
Class A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	521,772.540	7.39%
Class C
	PERSHING LLC1 PERSHING PLZ JERSEY CITY NJ 07399-0002	21,822.200	5.32%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ATTN: COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	33,418.883	8.15%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	37,543.324	9.15%
Class I
	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA 1-07-11 COLUMBUS OH 43215-2226	184,819.967	5.22%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	189,830.063	5.36%

65

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Fund
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 23RD FLOOR JERSEY CITY NJ 07311	215,264.547	6.08%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ATTN: COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	283,328.266	8.00%
PIMS/PRUDENTIAL RETIREMENTAS NOMINEE FOR THE TTEE/CUST PL 111 NATIONAL LIFE GROUP 401(K) PLAN 1 NATIONAL LIFE DRIVE MONTPELIER VT 05602-3377	353,877.355	9.99%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	522,309.609	14.75%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	552,907.142	15.61%
Sentinel Small Company Fund
Class A
	PERSHING LLC1 PERSHING PLZ JERSEY CITY NJ 07399-0002	8,957,022.924	6.84%
Class C
	RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	2,241,639.421	6.65%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,989,285.408	8.87%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 23RD FLOOR JERSEY CITY NJ 07311	3,560,787.215	10.56%
	PERSHING LLC1 PERSHING PLZ JERSEY CITY NJ 07399-0002	4,927,896.366	14.61%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ATTN: COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	6,462,848.750	19.17%
Class I
	NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	3,383,015.938	5.49%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	3,919,330.413	6.36%

66

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Fund
MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF IT CUST ATTN PHYSICAL TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	9,351,129.234	15.18%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1901	10,754,224.999	17.46%
Class R6
	TIAA-CREF TRUST CO. CUST/TTEE FBO:RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	780,101.348	9.77%
	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	963,024.440	12.06%
	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	4,189,798.062	52.45%

As of June 21, 2017, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Trust and of the Target Funds (or class thereof).

Custodian

Brown Brothers Harriman & Co. (“BBH”), 50 Post Office Square, Boston, Massachusetts 02110, serves as the Trust’s custodian.  BBH acts as the Trust’s depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

Legal Counsel

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as counsel to the Trust.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the independent registered public accounting firm for the Target Funds.

Transfer and Sub-Administrative Agent

Transfer Agent.  The Trust’s transfer agent, BNY Mellon Investment Servicing (US) Inc., is located at 4400 Computer Drive, Westborough, Massachusetts 01581.  BNY Mellon maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Acquiring Funds’ shares, acts as dividend and distribution disbursing agent and performs other shareholder servicing functions.  For providing transfer agent and shareholder services to the Trust, BNY Mellon receives a monthly per account fee from each Acquiring Fund, plus out of-pocket expenses.  The Acquiring Funds may also pay a fee to certain servicing organizations (such as broker-dealers and financial institutions) that provide sub-transfer agency services.  These services include maintaining shareholder records, processing shareholder transactions and distributing communications to shareholders.

Sub-Administrative Agent.  The Advisor provides administrative services to the Trust under an Administrative Agreement and has sub-contracted certain accounting and administrative services to BNY Mellon.  The sub-administrative services sub-contracted to BNY Mellon include accounting and pricing services, SEC and state security filings, providing executive and administrative services, and providing reports for meetings of the Board.  The Advisor pays BNY Mellon a sub-administrative fee out of its administration fee.
67

Financial Statements

Upon consummation of each Reorganization, each Acquiring Fund will adopt the financial statements of the corresponding Target Fund, which are incorporated herein by reference.  The Annual Report and Semi-Annual Report for the Target Funds may be obtained free of charge by calling 1-800-282-FUND (3863).  You may also obtain the annual or semi-annual reports, as well as other information about the DSM Fund, from the EDGAR Database on the SEC’s website at http://www.sec.gov.
68

APPENDIX A — DESCRIPTION OF SECURITIES RATINGS(1)

Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s ® (“S&P”) are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody’s and S&P are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. An advisor attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund. In that event, an advisor will consider whether it is in the best interest of a fund to continue to hold the securities.

Moody’s credit ratings are current opinions of the relative future credit risk of entities, credit commitments, or debt or debt-like securities. Moody’s defines credit risk as the risk that an entity may not meet its contractual, financial obligations as they come due and any estimated financial loss in the event of default. Credit ratings do not address any other risk, including but not limited to: liquidity risk, market value risk, or price volatility. Credit ratings are not statements of current or historical fact. Credit ratings do not constitute investment or financial advice, and credit ratings are not recommendations to purchase, sell, or hold particular securities. Credit ratings do not comment on the suitability of an investment for any particular investor. Moody’s issues its credit ratings with the expectation and understanding that each investor will make its own study and evaluation of each security that is under consideration for purchase, holding, or sale.

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

(1)  This Appendix A may contain information obtained from third parties, including ratings from credit ratings agencies such as S&P. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.

Short-Term Credit Ratings

Moody’s

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
A-1

“P-1” - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

S&P’s short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

The following summarizes the rating categories used by S&P for short-term issues:

“A-1” - Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” - Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
A-2

Long-Term Credit Ratings

Moody’s

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” - Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” - Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” - Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” - Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” - Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” - Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” - Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” - Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” - Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•           Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•           Nature of and provisions of the obligation;

•           Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
A-3

The following summarizes the ratings used by S&P for long-term issues:

“AAA” - An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” - An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

 “A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” - A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D” - An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, irrespective of any grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
A-4

Plus (+) or minus (-) - The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Municipal Note Ratings

Moody’s

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels - “MIG 1” through “MIG 3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation.

The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG 1” - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG 2” - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG 3” - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade or “VMIG” rating scale.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG 1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG 1” - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 2” - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
A-5

“VMIG 3” - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•           Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•           Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.
A-6

APPENDIX B — PROXY VOTING POLICIES

FORT WASHINGTON INVESTMENT ADVISORS, INC.

Fort Washington Investment Advisors, Inc. (“Fort Washington”).  Fort Washington’s policy is to vote proxies in the best interests of the Acquiring Fund at all times.  Fort Washington has adopted procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of the Acquiring Fund in accordance with its fiduciary duties and SEC rules governing investment advisors.  Reflecting a basic investment philosophy that good management is shareholder focused, proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders.  Specifically, proxy votes generally will be cast in favor of proposals that:

•	maintain or strengthen the shared interests of stockholders and management;
•	increase shareholder value; and
•	maintain or increase shareholder rights generally.
Proxy votes will generally be cast against proposals having the opposite effect of the above.  Where Fort Washington perceives that a management proposal, if approved, would tend to limit or reduce the market value of the company’s securities, it will generally vote against it.  Fort Washington generally supports shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless we believe such measures could have the effect of reducing shareholder rights or potential shareholder value.  In cases where shareholder proposals challenge such actions, Fort Washington’s voting position will generally favor not interfering with the directors’ proper function in the interest of all shareholders.  Fort Washington may delegate its responsibilities under its proxy voting procedures to a third-party, provided that Fort Washington retains final authority and fiduciary responsibility for proxy voting.  Fort Washington has retained Risk Metrics to assist it in the proxy voting process and will use Risk Metrics’ proxy voting guidelines as a resource in its proxy voting.  Fort Washington will review proxies to assess the extent, if any, to which there may be a material conflict between it and the interests of the Acquiring Fund.  If Fort Washington determines that a potential conflict may exist, it will be reported to the Proxy Voting Committee.  The Proxy Voting Committee is authorized to resolve any conflict in a manner that is in the collective best interests of the Acquiring Fund (excluding a potential conflict).  The Proxy Voting Committee may resolve a potential conflict in any of the following manners:

•
If the proposal is specifically addressed in the proxy voting procedures, Fort Washington may vote the proxy in accordance with these policies, provided that such pre-determined policy involves little discretion on Fort Washington’s part;

•	Fort Washington may engage an independent third-party to determine how the proxy should be voted; and
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Fort Washington may establish an ethical wall or other informational barriers between the person involved in the potential conflict and the persons making the voting decision in order to insulate the potential conflict from the decision maker.

B-1